UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:	USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code:	9800 FREDERICKSBURG ROAD
                                                         SAN ANTONIO, TX  78288

Name and address of agent for service:			DANIEL J. MAVICO
                                                   USAA MUTUAL FUNDS TRUST
                                                   9800 FREDERICKSBURG ROAD
                                                   SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORTS FOR PERIOD ENDING JULY 31, 2017



[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA AGGRESSIVE GROWTH FUND]

 ============================================================

       ANNUAL REPORT
       USAA AGGRESSIVE GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           5

SHAREHOLDER VOTING RESULTS                                                   10

FINANCIAL INFORMATION

    Distributions to Shareholders                                            11

    Report of Independent Registered
      Public Accounting Firm                                                 12

    Portfolio of Investments                                                 13

    Notes to Portfolio of Investments                                        20

    Financial Statements                                                     21

    Notes to Financial Statements                                            24

EXPENSE EXAMPLE                                                              41

ADVISORY AGREEMENT                                                           43

TRUSTEES' AND OFFICERS' INFORMATION                                          51

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA AGGRESSIVE GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in equity securities of large capitalization companies that are selected for their growth potential. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP*             Winslow Capital Management, LLC*

    PAUL E. MARRKAND, CFA                           JUSTIN H. KELLY, CFA
                                                    PATRICK M. BURTON, CFA

--------------------------------------------------------------------------------

o   HOW DID THE OVERALL MARKET PERFORM DURING THE REPORTING PERIOD?

    Initially, the reporting period ended July 31, 2017, showed little movement among stocks. Risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investor optimism. Continuing U.S. employment gains and low inflation also helped to provide a positive backdrop for stocks. Equities hit a series of record highs during November and December 2016 on expectations that the new administration would reduce regulatory restrictions and increase fiscal stimulus by cutting corporate and individual taxes and boosting infrastructure spending. While the euphoria displayed by the markets following the 2016 U.S. presidential election receded in March 2017, as the administration's agenda stalled in Congress, continued solid economic news and corporate earnings growth sustained the market's rise. On the monetary policy front, the Federal Reserve (the Fed) raised short-term interest rates by 25 basis points three times over the reporting period; once in December 2016, and again in March and June 2017. Fed officials continued to emphasize a measured approach to normalizing U.S. monetary policy, which also provided a favorable environment for stocks.

o HOW DID THE USAA AGGRESSIVE GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2017, the Fund Shares and

    *Effective August 31, 2017, Wellington Management Company LLP and Winslow Capital Management, LLC are no longer subadvisers for the Fund. Effective August 31, 2017, Craig Behnke, John B. Jares, and John P. Toohey began co-managing the Fund.

================================================================================

2  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    Institutional Shares had total returns of 17.92% and 17.94%, respectively. This compares to returns of 18.05% for the Russell 1000(R) Growth Index (the Index) and 19.63% for the Lipper Large-Cap Growth Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID WELLINGTON MANAGEMENT'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The Wellington Management portion of the Fund modestly underperformed during the reporting period. Security selection detracted from relative performance, driven primarily by weak stock selection within information technology and health care. Partially offsetting these negative results was strong selection in energy and industrials. Sector allocation, a residual of Wellington Management's bottom-up stock selection process, contributed to performance during the reporting period. An overweight to information technology, as well as an underweight to consumer staples, aided results.

    The largest individual detractors from performance during the reporting period included Boeing* (industrials), an aerospace company; Schlumberger Ltd. (energy), an energy services firm; and QUALCOMM, Inc. (information technology), a semiconductor company. A lack of holdings in NVIDIA Corp. (information technology) also detracted from relative performance. The top individual contributors for the reporting period were Alibaba Group Holding Ltd. ADR (Alibaba) (information technology), an e-commerce company; PayPal Holdings, Inc.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Boeing was sold out of the Fund prior to July 31, 2017.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    (information technology), a technology platform and digital payments firm; and Rio Tinto plc ADR (materials), a mining and metals company.

o HOW DID WINSLOW CAPITAL'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    For the reporting period, Winslow Capital's portion of the portfolio outperformed. Their performance benefited from an overweight position in information technology and an underweight in consumer staples. Information technology was the top-performing sector for the reporting period, while the consumer staples sector registered flat performance. Stock selection in technology also contributed to performance, with strong contributions from holdings in Alibaba, Broadcom Ltd., ServiceNow, Inc., and Visa, Inc "A". Additionally, during the reporting period Mobileye N.V.* was purchased by Intel at a substantial premium, which also contributed to Winslow Capital's solid performance within technology. Returns were boosted by stock selection in consumer discretionary, driven by strong performance from Charter Communications, Inc. "A", Priceline Group, Inc., and Amazon.com, Inc.

    Positioning within health care and industrials detracted from returns over the reporting period. In health care, investor uncertainty regarding the possible repeal and replacement of the Affordable Care Act resulted in volatile stock price movements. In addition, underweight positions relative to the benchmark in some biopharmaceutical holdings weighed on performance.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

    *Mobileye N.V. was sold out of the Fund prior to July 31, 2017.

================================================================================

4  | USAA AGGRESSIVE GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA AGGRESSIVE GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAUX)

--------------------------------------------------------------------------------
                                              7/31/17                7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $1.3 Billion           $1.2 Billion
Net Asset Value Per Share                     $43.96                 $40.02

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                        10 YEARS
    17.92%                            14.43%                          7.24%

--------------------------------------------------------------------------------
                           EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                    0.85%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                           LIPPER LARGE-CAP        USAA AGGRESSIVE
                      RUSSELL 1000           GROWTH FUNDS            GROWTH FUND
                      GROWTH INDEX              INDEX                  SHARES
 7/31/2007             $10,000.00            $10,000.00            $10,000.00
 8/31/2007              10,159.34             10,164.79             10,207.00
 9/30/2007              10,584.92             10,784.85             10,922.00
10/31/2007              10,945.17             11,266.79             11,570.00
11/30/2007              10,541.98             10,807.46             10,982.00
12/31/2007              10,503.86             10,816.90             10,922.00
 1/31/2008               9,684.81              9,891.28              9,990.00
 2/29/2008               9,492.46              9,685.22              9,640.00
 3/31/2008               9,434.66              9,602.81              9,444.00
 4/30/2008               9,929.98             10,194.57             10,042.00
 5/31/2008              10,293.95             10,472.92             10,203.00
 6/30/2008               9,552.56              9,702.42              9,444.00
 7/31/2008               9,370.94              9,510.98              9,349.00
 8/31/2008               9,471.84              9,536.37              9,268.00
 9/30/2008               8,374.96              8,314.00              8,252.00
10/31/2008               6,900.47              6,861.98              7,030.00
11/30/2008               6,351.68              6,173.62              6,286.00
12/31/2008               6,466.48              6,339.46              6,390.00
 1/31/2009               6,155.41              6,011.74              5,881.00
 2/28/2009               5,692.35              5,619.61              5,489.00
 3/31/2009               6,200.08              6,102.54              5,858.00
 4/30/2009               6,795.33              6,749.12              6,443.00
 5/31/2009               7,132.18              7,118.62              6,885.00
 6/30/2009               7,211.97              7,121.41              6,725.00
 7/31/2009               7,724.21              7,658.03              7,222.00
 8/31/2009               7,884.40              7,809.11              7,426.00
 9/30/2009               8,219.77              8,184.13              7,749.00
10/31/2009               8,108.44              8,022.20              7,609.00
11/30/2009               8,606.56              8,506.08              8,173.00
12/31/2009               8,872.57              8,780.09              8,218.00
 1/31/2010               8,485.41              8,320.09              7,859.00
 2/28/2010               8,777.02              8,615.24              8,084.00
 3/31/2010               9,284.71              9,156.36              8,653.00
 4/30/2010               9,388.45              9,250.54              8,782.00
 5/31/2010               8,671.73              8,507.41              8,145.00
 6/30/2010               8,194.21              8,017.79              7,590.00
 7/31/2010               8,778.72              8,561.60              8,051.00
 8/31/2010               8,368.85              8,141.29              7,637.00
 9/30/2010               9,259.71              9,013.98              8,563.00
10/31/2010               9,701.96              9,487.36              8,969.00
11/30/2010               9,814.63              9,582.31              9,077.00
12/31/2010              10,355.23             10,108.09              9,641.00
 1/31/2011              10,618.76             10,307.54              9,857.00
 2/28/2011              10,966.28             10,586.44             10,178.00
 3/31/2011              10,979.67             10,591.77             10,245.00
 4/30/2011              11,347.37             10,912.94             10,573.00
 5/31/2011              11,223.83             10,780.12             10,397.00
 6/30/2011              11,062.86             10,637.42             10,240.00
 7/31/2011              10,951.97             10,580.50             10,102.00
 8/31/2011              10,373.98              9,869.14              9,410.00
 9/30/2011               9,609.58              9,007.87              8,591.00
10/31/2011              10,664.13             10,089.02              9,714.00
11/30/2011              10,663.10              9,964.85              9,579.00
12/31/2011              10,628.82              9,814.50              9,401.00
 1/31/2012              11,263.27             10,487.26             10,099.00
 2/29/2012              11,801.93             11,104.90             10,620.00
 3/31/2012              12,190.12             11,497.31             11,026.00
 4/30/2012              12,171.29             11,412.79             10,874.00
 5/31/2012              11,390.54             10,537.77              9,968.00
 6/30/2012              11,699.83             10,771.17             10,240.00
 7/31/2012              11,856.67             10,787.82             10,254.00
 8/31/2012              12,175.66             11,192.97             10,620.00
 9/30/2012              12,414.44             11,467.81             10,836.00
10/31/2012              12,052.11             11,069.12             10,354.00
11/30/2012              12,253.92             11,315.41             10,611.00
12/31/2012              12,250.54             11,376.78             10,588.00
 1/31/2013              12,775.59             11,867.85             11,067.00
 2/28/2013              12,934.56             11,931.25             11,141.00
 3/31/2013              13,419.78             12,306.42             11,530.00
 4/30/2013              13,704.64             12,465.93             11,669.00
 5/31/2013              13,959.23             12,794.45             12,031.00
 6/30/2013              13,696.55             12,535.22             11,821.00
 7/31/2013              14,422.76             13,318.97             12,442.00
 8/31/2013              14,175.58             13,158.86             12,213.00
 9/30/2013              14,807.29             13,911.20             12,866.00
10/31/2013              15,462.30             14,494.63             13,400.00
11/30/2013              15,898.48             14,927.86             13,821.00
12/31/2013              16,352.61             15,405.35             14,233.00
 1/31/2014              15,886.43             15,037.60             13,898.00
 2/28/2014              16,704.14             15,900.10             14,623.00
 3/31/2014              16,535.68             15,388.20             14,186.00
 4/30/2014              16,536.36             15,120.62             13,877.00
 5/31/2014              17,051.70             15,669.59             14,428.00
 6/30/2014              17,384.02             16,053.41             14,716.00
 7/31/2014              17,117.91             15,887.12             14,535.00
 8/31/2014              17,902.22             16,546.45             15,160.00
 9/30/2014              17,642.52             16,257.90             14,979.00
10/31/2014              18,107.43             16,733.19             15,430.00
11/30/2014              18,681.23             17,154.68             15,945.00
12/31/2014              18,486.60             16,997.79             15,757.00
1/31/2015               18,203.52             16,721.14             15,450.00
 2/28/2015              19,416.88             17,775.70             16,456.00
 3/31/2015              19,196.05             17,583.21             16,169.00
 4/30/2015              19,292.19             17,579.26             16,121.00
 5/31/2015              19,563.75             17,916.30             16,496.00
 6/30/2015              19,219.10             17,748.79             16,308.00
 7/31/2015              19,870.83             18,379.04             17,000.00
 8/31/2015              18,664.10             17,170.90             15,933.00
 9/30/2015              18,202.39             16,585.86             15,450.00
10/31/2015              19,769.72             18,031.68             16,832.00
11/30/2015              19,825.22             18,130.05             16,880.00
12/31/2015              19,534.28             17,951.66             16,702.00
 1/31/2016              18,443.74             16,523.95             15,598.00
 2/29/2016              18,435.87             16,261.19             15,321.00
 3/31/2016              19,679.21             17,189.94             16,187.00
 4/30/2016              19,499.51             17,174.97             16,063.00
 5/31/2016              19,878.17             17,593.47             16,370.00
 6/30/2016              19,800.10             17,246.42             16,297.00
 7/31/2016              20,734.70             18,235.30             17,060.00
 8/31/2016              20,631.69             18,215.18             16,971.00
 9/30/2016              20,707.16             18,404.36             17,082.00
10/31/2016              20,220.89             17,981.82             16,664.00
11/30/2016              20,660.86             18,043.21             16,745.00
12/31/2016              20,916.63             18,048.80             16,823.00
 1/31/2017              21,621.49             18,897.84             17,555.00
 2/28/2017              22,519.55             19,612.32             18,269.00
 3/31/2017              22,780.02             19,901.40             18,448.00
 4/30/2017              23,301.00             20,477.86             18,938.00
 5/31/2017              23,906.89             21,183.53             19,510.00
 6/30/2017              23,843.91             21,157.01             19,482.00
 7/31/2017              24,477.66             21,815.26             20,118.00

                                   [END CHART]

                       Data from 7/31/07 through 7/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA AGGRESSIVE GROWTH FUND

================================================================================

USAA AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIAGX)

--------------------------------------------------------------------------------
                                             7/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $5.6 Million         $136.4 Million
Net Asset Value Per Share                     $44.36                $40.39

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
     1 YEAR                   5 YEARS                 SINCE INCEPTION 8/01/08
     17.94%                    14.65%                           9.33%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                      0.70%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                            LIPPER LARGE-CAP        USAA AGGRESSIVE
                       RUSSELL 1000           GROWTH FUNDS            GROWTH FUND
                       GROWTH INDEX              INDEX             INSTITUTIONAL SHARES
 7/31/2008              $10,000.00              $10,000.00              $10,000.00
 8/31/2008               10,107.67               10,026.70               10,012.00
 9/30/2008                8,937.16                8,741.47                8,915.00
10/31/2008                7,363.69                7,214.80                7,595.00
11/30/2008                6,778.06                6,491.05                6,790.00
12/31/2008                6,900.56                6,665.41                6,909.00
 1/31/2009                6,568.61                6,320.85                6,358.00
 2/28/2009                6,074.46                5,908.55                5,938.00
 3/31/2009                6,616.28                6,416.31                6,342.00
 4/30/2009                7,251.49                7,096.14                6,979.00
 5/31/2009                7,610.95                7,484.63                7,461.00
 6/30/2009                7,696.10                7,487.57                7,291.00
 7/31/2009                8,242.73                8,051.78                7,833.00
 8/31/2009                8,413.67                8,210.62                8,056.00
 9/30/2009                8,771.55                8,604.93                8,410.00
10/31/2009                8,652.74                8,434.68                8,261.00
11/30/2009                9,184.30                8,943.43                8,879.00
12/31/2009                9,468.18                9,231.53                8,926.00
 1/31/2010                9,055.02                8,747.88                8,538.00
 2/28/2010                9,366.21                9,058.20                8,789.00
 3/31/2010                9,907.98                9,627.15                9,413.00
 4/30/2010               10,018.69                9,726.17                9,553.00
 5/31/2010                9,253.85                8,944.83                8,866.00
 6/30/2010                8,744.28                8,430.03                8,265.00
 7/31/2010                9,368.02                9,001.80                8,770.00
 8/31/2010                8,930.64                8,559.89                8,319.00
 9/30/2010                9,881.30                9,477.45                9,330.00
10/31/2010               10,353.23                9,975.17                9,778.00
11/30/2010               10,473.47               10,075.00                9,899.00
12/31/2010               11,050.36               10,627.81               10,517.00
 1/31/2011               11,331.58               10,837.52               10,760.00
 2/28/2011               11,702.43               11,130.76               11,114.00
 3/31/2011               11,716.72               11,136.36               11,191.00
 4/30/2011               12,109.10               11,474.04               11,549.00
 5/31/2011               11,977.27               11,334.40               11,363.00
 6/30/2011               11,805.49               11,184.36               11,194.00
 7/31/2011               11,687.16               11,124.51               11,051.00
 8/31/2011               11,070.37               10,376.57               10,297.00
 9/30/2011               10,254.66                9,471.02                9,406.00
10/31/2011               11,380.00               10,607.76               10,635.00
11/30/2011               11,378.90               10,477.21               10,492.00
12/31/2011               11,342.31               10,319.13               10,300.00
 1/31/2012               12,019.35               11,026.47               11,066.00
 2/29/2012               12,594.18               11,675.87               11,641.00
 3/31/2012               13,008.42               12,088.46               12,092.00
 4/30/2012               12,988.33               11,999.59               11,929.00
 5/31/2012               12,155.17               11,079.58               10,939.00
 6/30/2012               12,485.22               11,324.98               11,239.00
 7/31/2012               12,652.59               11,342.50               11,261.00
 8/31/2012               12,993.00               11,768.48               11,667.00
 9/30/2012               13,247.80               12,057.45               11,910.00
10/31/2012               12,861.15               11,638.26               11,383.00
11/30/2012               13,076.51               11,897.21               11,670.00
12/31/2012               13,072.90               11,961.73               11,647.00
 1/31/2013               13,633.19               12,478.05               12,179.00
 2/28/2013               13,802.84               12,544.72               12,264.00
 3/31/2013               14,320.63               12,939.17               12,697.00
 4/30/2013               14,624.61               13,106.89               12,853.00
 5/31/2013               14,896.29               13,452.29               13,257.00
 6/30/2013               14,615.98               13,179.73               13,027.00
 7/31/2013               15,390.94               14,003.79               13,715.00
 8/31/2013               15,127.16               13,835.45               13,467.00
 9/30/2013               15,801.28               14,626.46               14,190.00
10/31/2013               16,500.26               15,239.89               14,782.00
11/30/2013               16,965.72               15,695.40               15,247.00
12/31/2013               17,450.34               16,197.44               15,705.00
 1/31/2014               16,952.86               15,810.78               15,334.00
 2/28/2014               17,825.47               16,717.63               16,137.00
 3/31/2014               17,645.70               16,179.41               15,658.00
 4/30/2014               17,646.42               15,898.07               15,319.00
 5/31/2014               18,196.36               16,475.27               15,931.00
 6/30/2014               18,550.98               16,878.82               16,254.00
 7/31/2014               18,267.01               16,703.98               16,059.00
 8/31/2014               19,103.97               17,397.21               16,756.00
 9/30/2014               18,826.84               17,093.82               16,554.00
10/31/2014               19,322.96               17,593.56               17,060.00
11/30/2014               19,935.27               18,036.71               17,633.00
12/31/2014               19,727.58               17,871.76               17,428.00
 1/31/2015               19,425.49               17,580.88               17,086.00
 2/28/2015               20,720.31               18,689.66               18,204.00
 3/31/2015               20,484.66               18,487.27               17,893.00
 4/30/2015               20,587.24               18,483.12               17,840.00
 5/31/2015               20,877.03               18,837.50               18,261.00
 6/30/2015               20,509.25               18,661.37               18,050.00
 7/31/2015               21,204.73               19,324.03               18,822.00
 8/31/2015               19,917.00               18,053.77               17,647.00
 9/30/2015               19,424.29               17,438.65               17,112.00
10/31/2015               21,096.84               18,958.81               18,647.00
11/30/2015               21,156.05               19,062.23               18,704.00
12/31/2015               20,845.59               18,874.68               18,511.00
 1/31/2016               19,681.84               17,373.55               17,288.00
 2/29/2016               19,673.44               17,097.29               16,979.00
 3/31/2016               21,000.24               18,073.79               17,944.00
 4/30/2016               20,808.48               18,058.04               17,808.00
 5/31/2016               21,212.56               18,498.06               18,145.00
 6/30/2016               21,129.25               18,133.17               18,071.00
 7/31/2016               22,126.59               19,172.89               18,918.00
 8/31/2016               22,016.66               19,151.74               18,820.00
 9/30/2016               22,097.20               19,350.65               18,946.00
10/31/2016               21,578.29               18,906.38               18,483.00
11/30/2016               22,047.80               18,970.93               18,572.00
12/31/2016               22,320.73               18,976.81               18,660.00
 1/31/2017               23,072.91               19,869.50               19,480.00
 2/28/2017               24,031.25               20,620.72               20,275.00
 3/31/2017               24,309.21               20,924.66               20,456.00
 4/30/2017               24,865.16               21,530.76               20,979.00
 5/31/2017               25,511.72               22,272.72               21,617.00
 6/30/2017               25,444.51               22,244.83               21,592.00
 7/31/2017               26,120.81               22,936.92               22,312.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA AGGRESSIVE GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/17 o
                                (% of Net Assets)

Apple, Inc. .............................................................  5.8%
Microsoft Corp. .........................................................  4.6%
Alphabet, Inc. "C" ......................................................  4.3%
Facebook, Inc. "A" ......................................................  3.9%
Visa, Inc. "A" ..........................................................  3.1%
Amazon.com, Inc. ........................................................  2.6%
Celgene Corp. ...........................................................  1.9%
MasterCard, Inc. "A" ....................................................  1.9%
Priceline Group, Inc. ...................................................  1.9%
Alibaba Group Holdings Ltd. ADR .........................................  1.6%

                        o SECTOR ALLOCATION* - 7/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                    46.3%
HEALTH CARE                                                               16.4%
CONSUMER DISCRETIONARY                                                    13.7%
INDUSTRIALS                                                               10.1%
FINANCIALS                                                                 5.6%
ENERGY                                                                     2.3%
MATERIALS                                                                  2.1%
REAL ESTATE                                                                1.2%
CONSUMER STAPLES                                                           0.9%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-19.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                   FOR                   VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                    9,689,863,032                376,756,871
Robert L. Mason, Ph.D.                9,714,117,381                352,502,522
Jefferson C. Boyce                    9,717,710,105                348,909,798
Dawn M. Hawley                        9,714,577,808                352,042,095
Paul L. McNamara                      9,668,206,065                398,413,838
Richard Y. Newton III                 9,665,513,520                401,106,382
Barbara B. Ostdiek, Ph.D.             9,715,801,431                350,818,472
Michael F. Reimherr                   9,711,558,498                355,061,405

================================================================================

10   | USAA AGGRESSIVE GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

               DIVIDEND RECEIVED               LONG-TERM
              DEDUCTION (CORPORATE            CAPITAL GAIN         QUALIFIED INTEREST
                SHAREHOLDERS)(1)             DISTRIBUTIONS(2)           INCOME
              -----------------------------------------------------------------------
                    56.95%                    $72,707,000              $12,000
              -----------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA AGGRESSIVE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Aggressive Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Aggressive Growth Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

12  | USAA AGGRESSIVE GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.6%)

              COMMON STOCKS (98.6%)

              CONSUMER DISCRETIONARY (13.7%)
              ------------------------------
              APPAREL RETAIL (0.6%)
    44,360    Ross Stores, Inc.                                                               $    2,454
    73,995    TJX Companies, Inc.                                                                  5,203
                                                                                              ----------
                                                                                                   7,657
                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.3%)
    34,800    Ferrari N.V.                                                                         3,661
                                                                                              ----------
              AUTOMOTIVE RETAIL (0.3%)
    19,770    O'Reilly Automotive, Inc.*                                                           4,039
                                                                                              ----------
              BROADCASTING (0.4%)
    60,632    Scripps Networks Interactive "A"                                                     5,300
                                                                                              ----------
              CABLE & SATELLITE (1.9%)
    49,400    Altice Usa, Inc. "A"*                                                                1,652
    14,200    Charter Communications, Inc. "A"*                                                    5,565
   465,607    Comcast Corp. "A"                                                                   18,834
                                                                                              ----------
                                                                                                  26,051
                                                                                              ----------
              CASINOS & GAMING (0.5%)
   101,727    Las Vegas Sands Corp.                                                                6,267
                                                                                              ----------
              FOOTWEAR (0.9%)
   201,100    NIKE, Inc. "B"                                                                      11,875
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (1.6%)
   141,743    Home Depot, Inc.                                                                    21,205
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.6%)
   125,300    Hilton Worldwide Holdings, Inc.                                                      7,835
                                                                                              ----------
              INTERNET & DIRECT MARKETING RETAIL (6.0%)
    35,652    Amazon.com, Inc.*                                                                   35,216
   122,100    Ctrip.com International Ltd. ADR*                                                    7,293
    47,690    Expedia, Inc.                                                                        7,462
    34,800    Netflix, Inc.*                                                                       6,322
    12,363    Priceline Group, Inc.*                                                              25,078
                                                                                              ----------
                                                                                                  81,371
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (0.2%)
    76,411    Viacom, Inc. "B"                                                                $    2,668
                                                                                              ----------
              RESTAURANTS (0.4%)
   112,050    Starbucks Corp.                                                                      6,048
                                                                                              ----------
              Total Consumer Discretionary                                                       183,977
                                                                                              ----------
              CONSUMER STAPLES (0.9%)
              -----------------------
              SOFT DRINKS (0.9%)
    98,241    PepsiCo, Inc.                                                                       11,456
                                                                                              ----------
              ENERGY (2.3%)
              -------------
              INTEGRATED OIL & GAS (0.7%)
   149,300    BP plc ADR                                                                           5,246
    42,423    Chevron Corp.                                                                        4,632
                                                                                              ----------
                                                                                                   9,878
                                                                                              ----------
              OIL & GAS EQUIPMENT & SERVICES (0.6%)
   109,496    Baker Hughes                                                                         4,039
    62,821    Schlumberger Ltd.                                                                    4,310
                                                                                              ----------
                                                                                                   8,349
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.0%)
    77,200    Diamondback Energy, Inc.*                                                            7,402
    35,561    Pioneer Natural Resources Co.                                                        5,800
                                                                                              ----------
                                                                                                  13,202
                                                                                              ----------
              Total Energy                                                                        31,429
                                                                                              ----------
              FINANCIALS (5.6%)
              -----------------
              CONSUMER FINANCE (0.7%)
   105,016    American Express Co.                                                                 8,951
                                                                                              ----------
              DIVERSIFIED BANKS (2.2%)
   338,400    Bank of America Corp.                                                                8,162
   113,136    Citigroup, Inc.                                                                      7,744
   151,842    JPMorgan Chase & Co.                                                                13,939
                                                                                              ----------
                                                                                                  29,845
                                                                                              ----------
              FINANCIAL EXCHANGES & DATA (1.8%)
    14,651    FactSet Research Systems, Inc.                                                       2,450
   238,455    Intercontinental Exchange, Inc.                                                     15,907
    50,000    Moody's Corp.                                                                        6,582
                                                                                              ----------
                                                                                                  24,939
                                                                                              ----------
              LIFE & HEALTH INSURANCE (0.4%)
    86,527    MetLife, Inc.                                                                        4,759
                                                                                              ----------

================================================================================

14  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              MULTI-LINE INSURANCE (0.5%)
   107,699    American International Group, Inc.                                              $    7,049
                                                                                              ----------
              Total Financials                                                                    75,543
                                                                                              ----------
              HEALTH CARE (16.4%)
              -------------------
              BIOTECHNOLOGY (3.8%)
    60,797    Amgen, Inc.                                                                         10,609
    22,780    Biogen, Inc.*                                                                        6,597
   190,474    Celgene Corp.*                                                                      25,792
   112,731    Gilead Sciences, Inc.                                                                8,578
                                                                                              ----------
                                                                                                  51,576
                                                                                              ----------
              HEALTH CARE DISTRIBUTORS (0.8%)
    69,232    Cardinal Health, Inc.                                                                5,349
    35,624    McKesson Corp.                                                                       5,766
                                                                                              ----------
                                                                                                  11,115
                                                                                              ----------
              HEALTH CARE EQUIPMENT (2.9%)
    36,800    Becton, Dickinson & Co.                                                              7,412
   372,800    Boston Scientific Corp.*                                                             9,924
    54,598    Danaher Corp.                                                                        4,449
    50,800    DexCom, Inc.*                                                                        3,384
   115,871    Edwards Lifesciences Corp.*                                                         13,346
                                                                                              ----------
                                                                                                  38,515
                                                                                              ----------
              HEALTH CARE FACILITIES (0.8%)
    92,017    HCA Healthcare, Inc.*                                                                7,393
    35,165    Universal Health Services, Inc. "B"                                                  3,897
                                                                                              ----------
                                                                                                  11,290
                                                                                              ----------
              LIFE SCIENCES TOOLS & SERVICES (1.8%)
    39,730    ICON plc*                                                                            4,170
    38,700    Illumina, Inc.*                                                                      6,728
    71,700    Thermo Fisher Scientific, Inc.                                                      12,585
                                                                                              ----------
                                                                                                  23,483
                                                                                              ----------
              MANAGED HEALTH CARE (2.7%)
    62,809    Aetna, Inc.                                                                          9,692
    36,237    Anthem, Inc.                                                                         6,748
   101,800    UnitedHealth Group, Inc.                                                            19,526
                                                                                              ----------
                                                                                                  35,966
                                                                                              ----------
              PHARMACEUTICALS (3.6%)
    37,540    Allergan plc                                                                         9,472
   162,012    Bristol-Myers Squibb Co.                                                             9,219
    71,700    Eli Lilly & Co.                                                                      5,927
    58,879    Johnson & Johnson                                                                    7,814

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    91,194    Merck & Co., Inc.                                                               $    5,826
   168,400    Zoetis, Inc.                                                                        10,528
                                                                                              ----------
                                                                                                  48,786
                                                                                              ----------
              Total Health Care                                                                  220,731
                                                                                              ----------
              INDUSTRIALS (10.1%)
              -------------------
              AEROSPACE & DEFENSE (1.6%)
    37,550    General Dynamics Corp.                                                               7,372
    22,350    Northrop Grumman Corp.                                                               5,881
    48,800    Raytheon Co.                                                                         8,383
                                                                                              ----------
                                                                                                  21,636
                                                                                              ----------
              AIR FREIGHT & LOGISTICS (0.4%)
    26,400    FedEx Corp.                                                                          5,492
                                                                                              ----------
              AIRLINES (1.0%)
   119,200    Delta Air Lines, Inc.                                                                5,884
   133,800    Southwest Airlines Co.                                                               7,427
                                                                                              ----------
                                                                                                  13,311
                                                                                              ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (1.3%)
    81,413    Caterpillar, Inc.                                                                    9,277
    46,755    Cummins, Inc.                                                                        7,850
                                                                                              ----------
                                                                                                  17,127
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (1.3%)
   120,872    Emerson Electric Co.                                                                 7,205
    60,183    Rockwell Automation, Inc.                                                            9,932
                                                                                              ----------
                                                                                                  17,137
                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (1.3%)
   126,336    Honeywell International, Inc.                                                       17,197
                                                                                              ----------
              INDUSTRIAL MACHINERY (1.9%)
    88,928    Dover Corp.                                                                          7,470
   162,618    Fortive Corp.                                                                       10,528
    43,596    Parker-Hannifin Corp.                                                                7,236
                                                                                              ----------
                                                                                                  25,234
                                                                                              ----------
              RAILROADS (0.5%)
    68,550    Union Pacific Corp.                                                                  7,058
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (0.8%)
   159,998    Experian plc                                                                         3,181
   178,177    IHS Markit Ltd.*                                                                     8,312
                                                                                              ----------
                                                                                                  11,493
                                                                                              ----------
              Total Industrials                                                                  135,685
                                                                                              ----------

================================================================================

16  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (46.3%)
              ------------------------------
              APPLICATION SOFTWARE (3.4%)
    45,400    Adobe Systems, Inc.*                                                            $    6,651
    83,116    Intuit, Inc.                                                                        11,404
   196,600    salesforce.com, Inc.*                                                               17,851
   108,500    Splunk, Inc.*                                                                        6,511
    98,336    SS&C Technologies Holdings, Inc.                                                     3,812
                                                                                              ----------
                                                                                                  46,229
                                                                                              ----------
              COMMUNICATIONS EQUIPMENT (0.2%)
    24,310    F5 Networks, Inc.*                                                                   2,935
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (9.3%)
    25,475    Alliance Data Systems Corp.                                                          6,150
    74,500    Fidelity National Information Services, Inc.                                         6,796
    84,107    Fiserv, Inc.*                                                                       10,808
    51,992    Global Payments, Inc.                                                                4,906
    27,850    Jack Henry & Associates, Inc.                                                        2,989
   200,765    MasterCard, Inc. "A"                                                                25,658
   319,994    PayPal Holdings, Inc.*                                                              18,736
   108,013    Vantiv, Inc. "A"*                                                                    6,864
   424,312    Visa, Inc. "A"                                                                      42,245
                                                                                              ----------
                                                                                                 125,152
                                                                                              ----------
              HOME ENTERTAINMENT SOFTWARE (1.1%)
   120,809    Electronic Arts, Inc.*                                                              14,103
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (12.9%)
   139,053    Alibaba Group Holdings Ltd. ADR*                                                    21,546
    15,950    Alphabet, Inc. "A"*                                                                 15,081
    62,092    Alphabet, Inc. "C"*                                                                 57,777
    24,435    CoStar Group, Inc.*                                                                  6,733
   230,094    eBay, Inc.*                                                                          8,221
   311,177    Facebook, Inc. "A"*                                                                 52,667
    70,875    VeriSign, Inc.*(a)                                                                   7,170
   137,843    Yandex N.V. "A"*                                                                     3,995
                                                                                              ----------
                                                                                                 173,190
                                                                                              ----------
              IT CONSULTING & OTHER SERVICES (0.7%)
    51,536    Amdocs Ltd.                                                                          3,462
    45,765    Gartner, Inc.*                                                                       5,872
                                                                                              ----------
                                                                                                   9,334
                                                                                              ----------
              SEMICONDUCTOR EQUIPMENT (1.1%)
   133,544    Applied Materials, Inc.                                                              5,917
    45,400    ASML Holdings N.V.(a)                                                                6,825

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------

    42,990    Teradyne, Inc.                                                                  $    1,487
                                                                                              ----------
                                                                                                  14,229
                                                                                              ----------
              SEMICONDUCTORS (4.4%)
    48,291    Analog Devices, Inc.                                                                 3,816
    41,500    Broadcom Ltd.                                                                       10,236
    20,275    Cirrus Logic, Inc.*                                                                  1,246
   160,550    Maxim Integrated Products, Inc.                                                      7,295
    40,100    NVIDIA Corp.                                                                         6,517
   169,437    QUALCOMM, Inc.                                                                       9,012
    54,900    Skyworks Solutions, Inc.                                                             5,757
   128,621    Texas Instruments, Inc.                                                             10,467
    80,202    Xilinx, Inc.                                                                         5,074
                                                                                              ----------
                                                                                                  59,420
                                                                                              ----------
              SYSTEMS SOFTWARE (7.1%)
    78,990    Check Point Software Technologies Ltd.*                                              8,356
   851,956    Microsoft Corp.                                                                     61,937
   335,181    Oracle Corp.                                                                        16,736
    78,300    ServiceNow, Inc.*                                                                    8,648
                                                                                              ----------
                                                                                                  95,677
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (6.1%)
   523,280    Apple, Inc.                                                                         77,827
   108,614    NetApp, Inc.                                                                         4,716
                                                                                              ----------
                                                                                                  82,543
                                                                                              ----------
              Total Information Technology                                                       622,812
                                                                                              ----------
              MATERIALS (2.1%)
              ----------------
              DIVERSIFIED METALS & MINING (0.7%)
   196,629    Rio Tinto plc ADR                                                                    9,316
                                                                                              ----------
              SPECIALTY CHEMICALS (1.0%)
    45,050    Ecolab, Inc.                                                                         5,932
    24,460    Sherwin-Williams Co.                                                                 8,249
                                                                                              ----------
                                                                                                  14,181
                                                                                              ----------
              STEEL (0.4%)
   353,710    Cliffs Natural Resources, Inc.*                                                      2,731
    46,901    Nucor Corp.                                                                          2,705
                                                                                              ----------
                                                                                                   5,436
                                                                                              ----------
              Total Materials                                                                     28,933
                                                                                              ----------

================================================================================

18  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              REAL ESTATE (1.2%)
              ------------------
              REITs - SPECIALIZED (1.2%)
   122,892    American Tower Corp.                                                            $   16,754
                                                                                              ----------
              Total Common Stocks                                                              1,327,320
                                                                                              ----------
              Total Equity Securities (cost: $868,998)                                         1,327,320
                                                                                              ----------

              MONEY MARKET INSTRUMENTS (1.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.3%)
17,471,581    State Street Institutional Treasury Money Market Fund
                Premier Class, 0.92%(b) (cost: $17,472)                                           17,472
                                                                                              ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (0.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
   193,200    Goldman Sachs Financial Square Government Fund
                Institutional Class, 0.91%(b)                                                        193
 2,826,950    Invesco Government & Agency Portfolio Institutional Class, 0.93%(b)                  2,827
                                                                                              ----------
              Total Short-Term Investments Purchased with Cash Collateral
                from Securities Loaned (cost: $3,020)                                              3,020
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $889,490)                                              $1,347,812
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1           LEVEL 2           LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $1,327,320                $-                $-     $1,327,320
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                         17,472                 -                 -         17,472
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                          3,020                 -                 -          3,020
--------------------------------------------------------------------------------------------------------
Total                                      $1,347,812                $-                $-     $1,347,812
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through July 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 5.2% of net assets at July 31, 2017.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of July 31, 2017.

    (b) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
       on loan of $2,912) (cost of $889,490)                                                  $1,347,812
   Receivables:
       Capital shares sold                                                                           566
       Dividends and interest                                                                        452
       Securities sold                                                                            10,471
       Other                                                                                           1
                                                                                              ----------
           Total assets                                                                        1,359,302
                                                                                              ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                            3,020
       Securities purchased                                                                        8,649
       Capital shares redeemed                                                                     1,001
   Accrued management fees                                                                           517
   Accrued transfer agent's fees                                                                      27
   Other accrued expenses and payables                                                               116
                                                                                              ----------
           Total liabilities                                                                      13,330
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $1,345,972
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $  800,265
   Accumulated net realized gain on investments                                                   87,385
   Net unrealized appreciation of investments                                                    458,322
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $1,345,972
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $1,340,385/30,491
              capital shares outstanding, no par value)                                       $    43.96
                                                                                              ==========
           Institutional Shares (net assets of $5,587/126
              capital shares outstanding, no par value)                                       $    44.36
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $2)                                              $ 17,686
   Interest                                                                                           28
   Securities lending (net)                                                                            2
                                                                                                --------
       Total income                                                                               17,716
                                                                                                --------
EXPENSES
   Management fees                                                                                 5,933
   Administration and servicing fees:
       Fund Shares                                                                                 1,842
       Institutional Shares                                                                           68
   Transfer agent's fees:
       Fund Shares                                                                                 1,801
       Institutional Shares                                                                           68
   Custody and accounting fees:
       Fund Shares                                                                                   205
       Institutional Shares                                                                           11
   Postage:
       Fund Shares                                                                                   136
       Institutional Shares                                                                            1
   Shareholder reporting fees:
       Fund Shares                                                                                    52
       Institutional Shares                                                                            1
   Trustees' fees                                                                                     32
   Registration fees:
       Fund Shares                                                                                    29
       Institutional Shares                                                                           20
   Professional fees                                                                                 175
   Other                                                                                              30
                                                                                                --------
            Total expenses                                                                        10,404
   Expenses paid indirectly:
       Fund Shares                                                                                   (21)
       Institutional Shares                                                                           (1)
                                                                                                --------
            Net expenses                                                                          10,382
                                                                                                --------
NET INVESTMENT INCOME                                                                              7,334
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
       Investments                                                                               116,452
       Foreign currency transactions                                                                   1
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                88,479
                                                                                                --------
            Net realized and unrealized gain                                                     204,932
                                                                                                --------
   Increase in net assets resulting from operations                                             $212,266
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

22  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                              2017                  2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $    7,334            $    4,149
   Net realized gain on investments                                        116,452                82,165
   Net realized gain on foreign currency transactions                            1                     2
   Change in net unrealized appreciation/(depreciation)
      of investments                                                        88,479               (83,298)
                                                                        --------------------------------
      Increase in net assets resulting from operations                     212,266                 3,018
                                                                        --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                          (10,460)              (10,240)
      Institutional Shares                                                  (1,182)               (1,324)
                                                                        --------------------------------
           Total distributions of net investment income                    (11,642)              (11,564)
                                                                        --------------------------------
   Net realized gains:
      Fund Shares                                                          (70,679)              (68,053)
      Institutional Shares                                                  (7,273)               (7,384)
                                                                        --------------------------------
           Total distributions of net realized gains                       (77,952)              (75,437)
                                                                        --------------------------------
      Distributions to shareholders                                        (89,594)              (87,001)
                                                                        --------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                               7,094                35,998
   Institutional Shares                                                   (128,279)              (18,398)
                                                                        --------------------------------
      Total net increase (decrease) in net assets from capital
           share transactions                                             (121,185)               17,600
                                                                        --------------------------------
   Net increase (decrease) in net assets                                     1,487               (66,383)

NET ASSETS
   Beginning of year                                                     1,344,485             1,410,868
                                                                        --------------------------------
   End of year                                                          $1,345,972            $1,344,485
                                                                        ================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Aggressive Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Aggressive Growth Fund Shares (Fund Shares) and Aggressive Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

24  | USAA AGGRESSIVE GROWTH FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

        categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

26  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex- dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short- term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

28   | USAA AGGRESSIVE GROWTH FUND

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

        Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $21,000 and $1,000, respectively. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $10,000, which represents 1.7% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

================================================================================

30  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease overdistribution of net investment income and accumulated net realized gain on investments by $4,308,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                               2017                     2016
                                           ------------------------------------
Ordinary income*                           $16,887,000              $ 3,997,000
Long-term realized capital gain             72,707,000               83,004,000
                                           -----------              -----------
  Total distributions paid                 $89,594,000              $87,001,000
                                           ===========              ===========

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $ 11,275,000
Undistributed long-term capital gains                                79,623,000
Unrealized appreciation of investments                              454,809,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

At July 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $660,802,000 and $873,856,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $893,004,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $461,781,000 and $6,973,000, respectively, resulting in net unrealized appreciation of $454,808,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that

================================================================================

32  | USAA AGGRESSIVE GROWTH FUND

================================================================================

the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $2,000, which is net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having a fair market value of approximately $2,912,000, and the value of the total collateral received was $3,020,000.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             YEAR ENDED                        YEAR ENDED
                                            JULY 31, 2017                    JULY 31, 2016
-------------------------------------------------------------------------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
                                       ----------------------------------------------------------
FUND SHARES:
Shares sold                             2,293         $  92,063           2,862         $ 110,921
Shares issued from reinvested
  dividends                             2,145            80,147           1,931            77,371
Shares redeemed                        (4,135)         (165,116)         (3,928)         (152,294)
                                       ----------------------------------------------------------
Net increase from capital
  share transactions                      303         $   7,094             865         $  35,998
                                       ==========================================================
INSTITUTIONAL SHARES:
Shares sold                               321         $  12,903             438         $  17,011
Shares issued from reinvested
  dividends                               224             8,455             215             8,708
Shares redeemed                        (3,795)         (149,637)         (1,077)          (44,117)
                                       ----------------------------------------------------------
Net decrease from capital
  share transactions                   (3,250)        $(128,279)           (424)        $ (18,398)
                                       ==========================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day- to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $750 million of average net assets, 0.40% of that portion of average net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of average net assets over $1.5 billion. For the year ended July 31, 2017, the Fund's effective annualized base fee was 0.46% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

================================================================================

34  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    --------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $5,933,000. For the year ended July 31, 2017, the Fund Shares and Institutional Shares did not incur any performance adjustment.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Wellington Management Company LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital), under which Wellington Management and Winslow

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Capital each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.325% on the first $300 million, 0.30% on the next $700 million, and 0.28% on assets over $1 billion of the portion of the Fund's average net assets that Wellington Management manages. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $2,180,000.

    The Manager (not the Fund) pays Winslow Capital a subadvisory fee in the annual amount of 0.40% on the first $100 million, 0.35% on the next $250 million, 0.30% on the next $250 million, and 0.25% on the next $400 million of the portion of the Fund's average net assets that Winslow Capital manages. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Winslow Capital, of $2,000,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average net assets of the Fund Shares and Institutional Shares, respectively. For the year ended July 31, 2017, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,842,000 and $68,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $31,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides

================================================================================

36  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,801,000 and $68,000, respectively. Additionally, the Institutional Shares recorded a capital contribution from SAS of less than $500 at July 31, 2017, for adjustments related to corrections to certain shareholder transactions.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.3

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

38   | USAA AGGRESSIVE GROWTH FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED JULY 31,
                             ------------------------------------------------------------------------------
                                   2017             2016             2015             2014             2013
                             ------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    40.02       $    42.55       $    40.90       $    38.44       $    35.09
                             ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .36              .33              .79              .79              .13
  Net realized and
    unrealized gain (loss)         6.30             (.20)            5.75             5.47             6.73
                             ------------------------------------------------------------------------------
Total from investment
   operations                      6.66              .13             6.54             6.26             6.86
                             ------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.33)            (.33)            (.79)            (.89)            (.08)
  Realized capital gains          (2.39)           (2.33)           (4.10)           (2.91)           (3.43)
                             ------------------------------------------------------------------------------
Total distributions               (2.72)           (2.66)           (4.89)           (3.80)           (3.51)
                             ------------------------------------------------------------------------------
Net asset value at
  end of period              $    43.96       $    40.02       $    42.55       $    40.90       $    38.44
                             ==============================================================================
Total return (%)*                 17.92              .36            16.96            16.82            21.34
Net assets at
  end of period (000)        $1,340,385       $1,208,124       $1,247,753       $1,093,796       $1,009,963
Ratios to average
  net assets:**
  Expenses (%)(a)                   .81              .85             .88               .93             1.08
  Net investment income (%)         .57              .30             .30               .17              .40
Portfolio turnover (%)               51               70              55                68               67

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $1,228,674,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)        (.00%)(+)       (.00%)(+)         (.00%)(+)        (.01%)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                               YEAR ENDED JULY 31,
                                 --------------------------------------------------------------------------
                                   2017             2016             2015             2014             2013
                                 --------------------------------------------------------------------------
Net asset value at
  beginning of period            $40.39         $  42.92         $  41.22         $  38.67         $  35.26
                                 --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .21(a)           .44              .21(a)          1.10              .30
  Net realized and
    unrealized gain (loss)         6.52(a)          (.24)            6.47(a)          5.29             6.73
                                 --------------------------------------------------------------------------
Total from investment
   operations                      6.73(a)           .20             6.68(a)          6.39             7.03
                                 --------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.37)            (.40)            (.88)            (.93)            (.19)
  Realized capital gains          (2.39)           (2.33)           (4.10)           (2.91)           (3.43)
                                 --------------------------------------------------------------------------
Total distributions               (2.76)           (2.73)           (4.98)           (3.84)           (3.62)
                                 --------------------------------------------------------------------------
Net asset value at
  end of period                  $44.36         $  40.39         $  42.92         $  41.22         $  38.67
                                 ==========================================================================
Total return (%)*                 17.94              .51            17.21            17.09            21.79
Net assets at
  end of period (000)            $5,587         $136,361         $163,115         $119,051         $165,058
Ratios to average
  net assets:**
  Expenses (%)(b)                   .73              .70              .68              .68              .71
  Net investment income (%)         .54              .45              .50              .43              .78
Portfolio turnover (%)               51               70               55               68               67

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $67,317,000.
(a) Calculated using average shares. For the year ended July 31, 2017, average shares were 1,695,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)        (.00%)(+)        (.00%)(+)        (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

40  | USAA AGGRESSIVE GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                      BEGINNING                 ENDING              DURING PERIOD*
                                    ACCOUNT VALUE            ACCOUNT VALUE         FEBRUARY 1, 2017 -
                                   FEBRUARY 1, 2017          JULY 31, 2017           JULY 31, 2017
                                   ------------------------------------------------------------------
FUND SHARES
Actual                                $1,000.00                $1,146.00                 $4.26

Hypothetical
  (5% return before expenses)          1,000.00                 1,020.83                  4.01

INSTITUTIONAL SHARES
Actual                                 1,000.00                 1,145.40                  4.68

Hypothetical
  (5% return before expenses)          1,000.00                 1,020.43                  4.41

*Expenses are equal to the annualized expense ratio of 0.80% for Fund Shares and 0.88% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 14.60% for Fund Shares and 14.54% for Institutional Shares for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

42  | USAA AGGRESSIVE GROWTH FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements between the Manager and Wellington Management Company LLP and Winslow Capital Management, LLC (the Subadvisers) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

                                                        ADVISORY AGREEMENT |  43

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

44  | USAA AGGRESSIVE GROWTH FUND

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadvisers and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers

================================================================================

                                                        ADVISORY AGREEMENT |  45

================================================================================

(the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2016, and was above its Lipper index for the one- and three-year periods ended December 31, 2016, and below its Lipper index for the five- and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five- and ten-year periods ended December 31, 2016. The Board took into account management's discussion of the Fund's performance and continued monitoring of the Fund's performance.

================================================================================

46  | USAA AGGRESSIVE GROWTH FUND

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board also considered that the Manager pays the Fund's subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in

================================================================================

                                                        ADVISORY AGREEMENT |  47

================================================================================

relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of experience and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include:
(i) regular telephonic meetings to

================================================================================

48  | USAA AGGRESSIVE GROWTH FUND

================================================================================

discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering each Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to

================================================================================

                                                        ADVISORY AGREEMENT |  49

================================================================================

manage the Fund's assets in accordance with its investment objectives and policies; (ii) each Subadviser maintains an appropriate compliance program;
(iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

50  | USAA AGGRESSIVE GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

52  | USAA AGGRESSIVE GROWTH FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

54  | USAA AGGRESSIVE GROWTH FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

56  | USAA AGGRESSIVE GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

58  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
================================================================================
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
================================================================================
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
================================================================================
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
================================================================================
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
================================================================================
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
================================================================================
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GO. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23417-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                           [GRAPHIC OF USAA CAPITAL GROWTH FUND]

 ============================================================

         ANNUAL REPORT
         USAA CAPITAL GROWTH FUND
         FUND SHARES o INSTITUTIONAL SHARES
         JULY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           5

SHAREHOLDER VOTING RESULTS                                                   11

FINANCIAL INFORMATION

   Distributions to Shareholders                                             12

   Report of Independent Registered
     Public Accounting Firm                                                  13

   Portfolio of Investments                                                  14

   Notes to Portfolio of Investments                                         23

   Financial Statements                                                      24

   Notes to Financial Statements                                             27

EXPENSE EXAMPLE                                                              43

ADVISORY AGREEMENT                                                           45

TRUSTEES' AND OFFICERS' INFORMATION                                          53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CAPITAL GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in U.S. and foreign equity securities that are believed to be the most attractive in the global marketplace. The Fund may invest up to 100% of its assets in foreign securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF JOSEPH S. GIROUX]            [PHOTO OF STEPHEN A. LANZENDORF, CFA]

    JOSEPH S. GIROUX                       STEPHEN A. LANZENDORF, CFA
    QS Investors, LLC                      QS Investors, LLC

--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF GLOBAL STOCKS DURING THE REPORTING PERIOD.

    The reporting period ended July 31, 2017, represented a strong period for global equities, with all regions and most sectors posting double-digit positive returns. After declining slightly at the end of the third quarter of 2016, markets advanced in the fourth quarter of 2016, due primarily to the run-up in U.S. stocks following the November 2016 U.S. presidential election. The first quarter of 2017 largely extended the so-called "Trump rally," with steady equity gains tapering off after mid-March 2017. Most major economies, including the eurozone and the United States, saw solid growth throughout the reporting period. Germany, Italy, and Taiwan hit five-year highs in their manufacturing indices. The overall positive trend prompted the Federal Reserve (the Fed) to continue to modestly raise interest rates and to set expectations for additional interest rate increases in 2017. Globally, energy was the only sector to post negative returns as oil prices declined amid reports of large U.S. oil reserves. Global equities finished the reporting period with gains across most markets in a low volatility environment. Continued solid corporate earnings and healthy economic reports outweighed negative news events including cyber ransomware and terror attacks, as well as a deteriorating outlook for trading relationships among some nations. Major economies, notably the eurozone, saw largely encouraging industrial output and employment statistics despite a rising euro currency. At the end of July 2017, the German IFO business climate index rose to a record high, while business confidence in France also increased dramatically. The United States

================================================================================

2  | USAA CAPITAL GROWTH FUND

================================================================================

    experienced some weakening growth reports in the second quarter of 2017, but employment gains domestically were favorable. In July 2017, the Fed indicated that despite weak inflation readings, it was ready to consider unwinding its stimulus program and paring back its balance sheet.

o HOW DID THE USAA CAPITAL GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2017, the Fund Shares and Institutional Shares had total returns of 18.75% and 18.79%, respectively. This compares to returns of 16.12% for the MSCI World Index (the Index) and 18.50% for the Lipper Global Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. QS Investors, LLC is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD.

    During the reporting period, stock selection contributed meaningfully to relative performance and was especially strong within the United States, led by selections in the information technology and industrials sectors. Stock selection was also robust in Continental Europe, led by the energy and non-bank financials sectors. Stock selection was modestly positive in the United Kingdom, but detracted in Japan, primarily due to results in the telecommunication services and industrials sectors. Stock selection

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    added value in the smaller regions of developed Asia ex-Japan and the commodity-sensitive countries of Australia, New Zealand, and Canada. Regional and sector allocation impacts were more modest and detracted from overall returns, primarily due to an underweight in Continental Europe, which enjoyed the best return in the benchmark.

    The primary contributor to relative performance at the individual security level was NVIDIA Corp.*, a California-based technology company that designs graphics processing units for the gaming market. Another strong contributor was the non-benchmark holding Samsung Electronics Co. Ltd., which benefited from healthy semiconductor and display sales. Conversely, Teva Pharmaceutical Industries Ltd. ADR* (Teva) was the largest detractor from performance at the security level, as shares in generic drug companies, including Teva, plummeted in early November 2016 on reports of an expanded U.S. inquiry into drug price fixing. Lastly, shares of Tyson Foods, Inc. detracted from performance as investors reacted negatively to news of a price fixing-related lawsuit against the company.

    *NVIDIA Corp. and Teva Pharmaceutical Industries Ltd. ADR were sold out of the Fund prior to July 31, 2017.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging-market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA CAPITAL GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA CAPITAL GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USCGX)

--------------------------------------------------------------------------------
                                              7/31/17                7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $836.5 Million         $721.4 Million
Net Asset Value Per Share                     $11.67                  $9.97

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                        10 YEARS
    18.75%                            14.10%                          4.27%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                    1.24%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                            MSCI WORLD                LIPPER GLOBAL             USAA CAPITAL GROWTH
                              INDEX                    FUNDS INDEX                  FUND SHARES
 7/31/2007                  $10,000.00                 $10,000.00                  $10,000.00
 8/31/2007                    9,992.41                   9,983.17                    9,979.00
 9/30/2007                   10,467.61                  10,390.20                   10,685.00
10/31/2007                   10,788.66                  10,744.33                   11,188.00
11/30/2007                   10,347.67                  10,271.46                   10,493.00
12/31/2007                   10,214.17                  10,177.20                   10,355.00
 1/31/2008                    9,433.61                   9,459.45                    9,478.00
 2/29/2008                    9,379.01                   9,375.04                    9,489.00
 3/31/2008                    9,289.11                   9,316.44                    9,304.00
 4/30/2008                    9,777.33                   9,724.32                    9,812.00
 5/31/2008                    9,926.42                   9,858.77                   10,089.00
 6/30/2008                    9,134.71                   9,043.47                    9,408.00
 7/31/2008                    8,911.51                   8,832.66                    9,120.00
 8/31/2008                    8,786.34                   8,735.55                    8,762.00
 9/30/2008                    7,741.31                   7,811.99                    7,758.00
10/31/2008                    6,273.55                   6,408.27                    6,234.00
11/30/2008                    5,867.47                   5,978.74                    5,726.00
12/31/2008                    6,055.72                   6,230.96                    5,852.00
 1/31/2009                    5,525.20                   5,764.28                    5,358.00
 2/28/2009                    4,959.65                   5,273.31                    4,852.00
 3/31/2009                    5,333.65                   5,623.28                    5,158.00
 4/30/2009                    5,931.97                   6,153.28                    5,511.00
 5/31/2009                    6,469.45                   6,709.16                    5,947.00
 6/30/2009                    6,440.26                   6,695.90                    5,900.00
 7/31/2009                    6,985.73                   7,255.03                    6,441.00
 8/31/2009                    7,273.92                   7,543.44                    6,630.00
 9/30/2009                    7,563.85                   7,818.82                    6,889.00
10/31/2009                    7,429.28                   7,657.87                    6,747.00
11/30/2009                    7,732.86                   7,955.83                    7,042.00
12/31/2009                    7,871.72                   8,166.44                    7,208.00
 1/31/2010                    7,546.38                   7,856.51                    6,862.00
 2/28/2010                    7,652.76                   7,965.99                    6,981.00
 3/31/2010                    8,126.70                   8,431.12                    7,505.00
 4/30/2010                    8,127.84                   8,463.67                    7,446.00
 5/31/2010                    7,349.29                   7,679.04                    6,731.00
 6/30/2010                    7,097.31                   7,449.54                    6,457.00
 7/31/2010                    7,672.71                   8,039.58                    7,029.00
 8/31/2010                    7,386.24                   7,731.23                    6,731.00
 9/30/2010                    8,074.98                   8,488.68                    7,410.00
10/31/2010                    8,375.98                   8,828.40                    7,756.00
11/30/2010                    8,195.15                   8,650.13                    7,589.00
12/31/2010                    8,797.70                   9,259.84                    8,082.00
 1/31/2011                    8,996.45                   9,391.04                    8,190.00
 2/28/2011                    9,311.45                   9,691.64                    8,442.00
 3/31/2011                    9,219.62                   9,711.29                    8,454.00
 4/30/2011                    9,611.29                  10,074.78                    8,779.00
 5/31/2011                    9,411.90                   9,857.85                    8,575.00
 6/30/2011                    9,263.01                   9,670.55                    8,466.00
 7/31/2011                    9,095.05                   9,451.94                    8,310.00
 8/31/2011                    8,454.24                   8,692.31                    7,589.00
 9/30/2011                    7,724.04                   7,799.55                    6,843.00
10/31/2011                    8,522.99                   8,612.10                    7,577.00
11/30/2011                    8,314.90                   8,457.92                    7,516.00
12/31/2011                    8,310.28                   8,337.67                    7,442.00
 1/31/2012                    8,727.31                   8,869.64                    7,882.00
 2/29/2012                    9,153.63                   9,309.77                    8,199.00
 3/31/2012                    9,271.31                   9,370.41                    8,248.00
 4/30/2012                    9,166.03                   9,205.39                    8,162.00
 5/31/2012                    8,374.78                   8,383.16                    7,406.00
 6/30/2012                    8,801.52                   8,756.33                    7,772.00
 7/31/2012                    8,914.67                   8,878.32                    7,857.00
 8/31/2012                    9,140.67                   9,033.79                    8,053.00
 9/30/2012                    9,391.80                   9,265.37                    8,260.00
10/31/2012                    9,328.33                   9,257.79                    8,175.00
11/30/2012                    9,447.78                   9,362.26                    8,309.00
12/31/2012                    9,625.46                   9,664.20                    8,502.00
 1/31/2013                   10,115.77                  10,143.56                    8,947.00
 2/28/2013                   10,132.48                  10,122.36                    9,021.00
 3/31/2013                   10,369.81                  10,352.80                    9,219.00
 4/30/2013                   10,696.37                  10,647.43                    9,554.00
 5/31/2013                   10,700.41                  10,716.15                    9,554.00
 6/30/2013                   10,436.74                  10,480.10                    9,356.00
 7/31/2013                   10,986.20                  11,009.76                    9,900.00
 8/31/2013                   10,752.35                  10,779.28                    9,566.00
 9/30/2013                   11,290.11                  11,319.96                   10,110.00
10/31/2013                   11,732.04                  11,715.46                   10,618.00
11/30/2013                   11,940.54                  11,934.15                   10,865.00
12/31/2013                   12,193.20                  12,150.03                   10,975.00
 1/31/2014                   11,741.58                  11,739.15                   10,700.00
 2/28/2014                   12,329.38                  12,312.64                   11,200.00
 3/31/2014                   12,347.22                  12,362.08                   11,200.00
 4/30/2014                   12,473.74                  12,421.77                   11,200.00
 5/31/2014                   12,719.16                  12,672.55                   11,425.00
 6/30/2014                   12,946.69                  12,892.44                   11,675.00
 7/31/2014                   12,740.07                  12,616.96                   11,638.00
 8/31/2014                   13,020.80                  12,905.56                   11,950.00
 9/30/2014                   12,667.41                  12,511.53                   11,713.00
10/31/2014                   12,749.35                  12,595.36                   11,838.00
11/30/2014                   13,004.86                  12,840.49                   12,200.00
12/31/2014                   12,795.15                  12,619.05                   12,119.00
 1/31/2015                   12,563.31                  12,459.59                   12,043.00
 2/28/2015                   13,299.38                  13,147.25                   12,728.00
 3/31/2015                   13,091.20                  13,004.86                   12,601.00
 4/30/2015                   13,398.22                  13,271.70                   12,842.00
 5/31/2015                   13,444.37                  13,346.77                   12,994.00
 6/30/2015                   13,131.76                  13,071.37                   12,715.00
 7/31/2015                   13,367.47                  13,208.02                   12,893.00
 8/31/2015                   12,482.89                  12,350.30                   12,081.00
 9/30/2015                   12,022.46                  11,893.01                   11,738.00
10/31/2015                   12,975.17                  12,743.60                   12,639.00
11/30/2015                   12,910.61                  12,743.02                   12,664.00
12/31/2015                   12,683.68                  12,473.29                   12,487.00
 1/31/2016                   11,924.89                  11,683.19                   11,692.00
 2/29/2016                   11,836.14                  11,518.30                   11,550.00
 3/31/2016                   12,639.32                  12,347.57                   12,295.00
 4/30/2016                   12,839.32                  12,543.27                   12,308.00
 5/31/2016                   12,911.44                  12,627.02                   12,436.00
 6/30/2016                   12,766.76                  12,432.59                   12,192.00
 7/31/2016                   13,306.13                  12,979.20                   12,795.00
 8/31/2016                   13,317.19                  13,058.67                   12,872.00
 9/30/2016                   13,387.93                  13,159.10                   12,898.00
10/31/2016                   13,128.84                  12,956.06                   12,783.00
11/30/2016                   13,317.62                  13,160.45                   13,206.00
12/31/2016                   13,636.29                  13,426.70                   13,449.00
 1/31/2017                   13,965.40                  13,778.08                   13,684.00
 2/28/2017                   14,352.85                  14,130.99                   14,074.00
 3/31/2017                   14,505.74                  14,360.38                   14,178.00
 4/30/2017                   14,720.52                  14,613.85                   14,374.00
 5/31/2017                   15,031.92                  14,954.87                   14,400.00
 6/30/2017                   15,089.76                  15,027.06                   14,582.00
 7/31/2017                   15,450.89                  15,380.70                   15,194.00

                                   [END CHART]

                        Data from 7/31/07 through 7/31/17

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund Shares to the following benchmarks:

o The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

o The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA CAPITAL GROWTH FUND

================================================================================

USAA CAPITAL GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UICGX)

--------------------------------------------------------------------------------
                                              7/31/17                7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $5.8 Million           $4.9 Million
Net Asset Value Per Share                     $11.70                 $9.98

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
     1 YEAR                                             SINCE INCEPTION 8/7/15
      18.79%                                                    8.56%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.48%         AFTER REIMBURSEMENT        1.10%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios are reported in the Fund's prospectus dated December 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than the 1.10%, the Institutional Shares will operate at the lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      O CUMULATIVE PERFORMANCE COMPARISON O

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          USAA CAPITAL
                           GROWTH FUND
                          INSTITUTIONAL               LIPPER GLOBAL                 MSCI WORLD
                             SHARES                    FUNDS INDEX                    INDEX
 7/31/2015                 $10,000.00                  $10,000.00                   $10,000.00
 8/31/2015                   9,324.00                    9,350.60                     9,338.25
 9/30/2015                   9,069.00                    9,004.38                     8,993.82
10/31/2015                   9,765.00                    9,648.38                     9,706.53
11/30/2015                   9,784.00                    9,647.94                     9,658.23
12/31/2015                   9,643.00                    9,443.72                     9,488.46
 1/31/2016                   9,028.00                    8,845.52                     8,920.82
 2/29/2016                   8,919.00                    8,720.68                     8,854.43
 3/31/2016                   9,505.00                    9,348.54                     9,455.28
 4/30/2016                   9,514.00                    9,496.71                     9,604.90
 5/31/2016                   9,614.00                    9,560.11                     9,658.84
 6/30/2016                   9,425.00                    9,412.91                     9,550.61
 7/31/2016                   9,901.00                    9,826.76                     9,954.11
 8/31/2016                   9,951.00                    9,886.92                     9,962.39
 9/30/2016                   9,981.00                    9,962.96                    10,015.30
10/31/2016                   9,891.00                    9,809.24                     9,821.48
11/30/2016                  10,219.00                    9,963.98                     9,962.70
12/31/2016                  10,405.00                   10,165.56                    10,201.09
 1/31/2017                  10,586.00                   10,431.60                    10,447.30
 2/28/2017                  10,887.00                   10,698.80                    10,737.14
 3/31/2017                  10,978.00                   10,872.47                    10,851.52
 4/30/2017                  11,118.00                   11,064.37                    11,012.19
 5/31/2017                  11,139.00                   11,322.57                    11,245.15
 6/30/2017                  11,279.00                   11,377.22                    11,288.41
 7/31/2017                  11,762.00                   11,644.97                    11,558.57

                                   [END CHART]

                       Data from 7/31/15 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and the Lipper Global Funds Index is calculated from the end of the month, July 31, 2015, while the Institutional Shares' inception date is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

8  | USAA CAPITAL GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/17 o
                                (% of Net Assets)

Apple, Inc. ............................................................   3.0%
Boeing Co. .............................................................   1.6%
Facebook, Inc. "A" .....................................................   1.5%
Northrop Grumman Corp. .................................................   1.2%
Neste Oyj ..............................................................   1.1%
Tyson Foods, Inc. "A" ..................................................   1.1%
Lowe's Companies, Inc. .................................................   1.1%
UnitedHealth Group, Inc. ...............................................   1.1%
Citigroup, Inc. ........................................................   1.1%
Samsung Electronics Co. Ltd. ...........................................   1.1%

                        o SECTOR ALLOCATION* - 7/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                 20.3%
INFORMATION TECHNOLOGY                                                     17.3%
CONSUMER DISCRETIONARY                                                     14.1%
HEALTH CARE                                                                11.1%
INDUSTRIALS                                                                11.1%
CONSUMER STAPLES                                                            8.6%
MATERIALS                                                                   6.8%
ENERGY                                                                      5.4%
TELECOMMUNICATION SERVICES                                                  2.5%
UTILITIES                                                                   1.6%
REAL ESTATE                                                                 0.8%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 14-22.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                        o COUNTRY ALLOCATION* - 7/31/17 o

                        [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                                              56.5%
JAPAN                                                                       9.7%
UNITED KINGDOM                                                              6.3%
CANADA                                                                      4.4%
FRANCE                                                                      4.0%
OTHER**                                                                    18.7%

                                   [END CHART]

 * Does not include money market instruments or short-term investments purchased with cash collateral from securities loaned.

** Includes countries with less than 3% of portfolio.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CAPITAL GROWTH FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                          NUMBER OF SHARES VOTING
-------------------------------------------------------------------------------
TRUSTEES                                FOR                    VOTES WITHHELD
-------------------------------------------------------------------------------
Daniel S. McNamara                 9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.             9,714,117,381                 352,502,522
Jefferson C. Boyce                 9,717,710,105                 348,909,798
Dawn M. Hawley                     9,714,577,808                 352,042,095
Paul L. McNamara                   9,668,206,065                 398,413,838
Richard Y. Newton III              9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.          9,715,801,431                 350,818,472
Michael F. Reimherr                9,711,558,498                 355,061,405

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

                DIVIDEND RECEIVED                       QUALIFIED
               DEDUCTION (CORPORATE                      INTEREST
                 SHAREHOLDERS)(1)                        INCOME
               --------------------------------------------------
                     94.37%                             $11,000
               --------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA CAPITAL GROWTH FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CAPITAL GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Capital Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Capital Growth Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.6%)

              COMMON STOCKS (99.1%)

              CONSUMER DISCRETIONARY (14.1%)
              ------------------------------
              APPAREL RETAIL (1.5%)
    82,588    Foot Locker, Inc.                                                                 $  3,897
    62,076    Ross Stores, Inc.                                                                    3,434
    73,500    TJX Companies, Inc.                                                                  5,168
                                                                                                --------
                                                                                                  12,499
                                                                                                --------
              AUTO PARTS & EQUIPMENT (1.0%)
    33,683    Lear Corp.                                                                           4,992
    72,700    Magna International, Inc.                                                            3,467
                                                                                                --------
                                                                                                   8,459
                                                                                                --------
              AUTOMOBILE MANUFACTURERS (2.8%)
   114,000    Honda Motor Co. Ltd.                                                                 3,214
   146,600    Mazda Motor Corp.                                                                    2,213
   255,000    Peugeot S.A.                                                                         5,490
   176,600    Subaru Corp.                                                                         6,398
   130,000    Suzuki Motor Corp.                                                                   6,167
                                                                                                --------
                                                                                                  23,482
                                                                                                --------
              BROADCASTING (0.7%)
    90,400    CBS Corp. "B"                                                                        5,951
                                                                                                --------
              CABLE & SATELLITE (1.1%)
    88,575    Comcast Corp. "A"                                                                    3,583
   920,000    Sirius XM Holdings, Inc.(a)                                                          5,391
                                                                                                --------
                                                                                                   8,974
                                                                                                --------
              GENERAL MERCHANDISE STORES (1.1%)
    49,000    Canadian Tire Corp. "A"                                                              5,593
    63,000    Target Corp.                                                                         3,570
                                                                                                --------
                                                                                                   9,163
                                                                                                --------
              HOME IMPROVEMENT RETAIL (2.4%)
    57,900    Home Depot, Inc.                                                                     8,662
   693,498    Kingfisher plc                                                                       2,694
   116,900    Lowe's Companies, Inc.                                                               9,048
                                                                                                --------
                                                                                                  20,404
                                                                                                --------

================================================================================

14  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HOMEBUILDING (1.2%)
   110,200    Bellway plc                                                                       $  4,638
   171,000    Persimmon plc                                                                        5,650
                                                                                                --------
                                                                                                  10,288
                                                                                                --------
              HOUSEHOLD APPLIANCES (0.7%)
   162,185    Electrolux AB "B"                                                                    5,548
                                                                                                --------
              MOVIES & ENTERTAINMENT (0.6%)
    47,000    Time Warner, Inc.                                                                    4,814
                                                                                                --------
              TIRES & RUBBER (1.0%)
   105,500    Bridgestone Corp.                                                                    4,456
   251,200    Sumitomo Rubber Industries Ltd.                                                      4,366
                                                                                                --------
                                                                                                   8,822
                                                                                                --------
              Total Consumer Discretionary                                                       118,404
                                                                                                --------
              CONSUMER STAPLES (8.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.6%)
    61,308    Bunge Ltd.                                                                           4,806
                                                                                                --------
              BREWERS (0.7%)
   260,000    Kirin Holdings Co. Ltd.                                                              5,732
                                                                                                --------
              DRUG RETAIL (1.6%)
    99,725    CVS Health Corp.                                                                     7,971
    67,829    Walgreens Boots Alliance, Inc.                                                       5,472
                                                                                                --------
                                                                                                  13,443
                                                                                                --------
              FOOD DISTRIBUTORS (0.4%)
 1,363,703    Booker Group plc                                                                     3,463
                                                                                                --------
              FOOD RETAIL (0.4%)
 1,078,803    WM Morrison Supermarkets plc                                                         3,422
                                                                                                --------
              HOUSEHOLD PRODUCTS (1.6%)
    33,000    Clorox Co.                                                                           4,405
    35,900    Kimberly-Clark Corp.                                                                 4,422
    49,946    Reckitt Benckiser Group plc                                                          4,856
                                                                                                --------
                                                                                                  13,683
                                                                                                --------
              HYPERMARKETS & SUPER CENTERS (0.9%)
    95,400    Wal-Mart Stores, Inc.                                                                7,631
                                                                                                --------
              PACKAGED FOODS & MEAT (1.6%)
   134,900    Saputo, Inc.                                                                         4,573
   147,100    Tyson Foods, Inc. "A"                                                                9,320
                                                                                                --------
                                                                                                  13,893
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SOFT DRINKS (0.8%)
    58,100    PepsiCo, Inc.                                                                     $  6,775
                                                                                                --------
              Total Consumer Staples                                                              72,848
                                                                                                --------
              ENERGY (4.9%)
              -------------
              INTEGRATED OIL & GAS (1.6%)
 5,108,000    China Petroleum and Chemical Corp. "H"                                               3,878
    36,956    Exxon Mobil Corp.                                                                    2,958
   613,881    Gazprom PAO ADR                                                                      2,388
   240,513    Repsol S.A.                                                                          4,032
                                                                                                --------
                                                                                                  13,256
                                                                                                --------
              OIL & GAS EQUIPMENT & SERVICES (1.1%)
   260,781    SBM Offshore N.V.                                                                    4,510
   343,000    Subsea 7 S.A.                                                                        5,078
                                                                                                --------
                                                                                                   9,588
                                                                                                --------
              OIL & GAS EXPLORATION & PRODUCTION (0.6%)
   191,500    Murphy Oil Corp.                                                                     5,090
                                                                                                --------
              OIL & GAS REFINING & MARKETING (1.6%)
    55,063    GS Holdings Corp.                                                                    3,710
   215,883    Neste Oyj                                                                            9,361
                                                                                                  13,071
                                                                                                --------
              Total Energy                                                                        41,005
                                                                                                --------
              FINANCIALS (20.3%)
              ------------------
              CONSUMER FINANCE (0.5%)
    53,601    Capital One Financial Corp.                                                          4,619
                                                                                                --------
              DIVERSIFIED BANKS (9.4%)
 6,260,000    Agricultural Bank of China Ltd. "H"                                                  2,925
   314,900    Bank of America Corp.                                                                7,595
   112,696    BNP Paribas S.A.                                                                     8,748
 1,627,000    BOC Hong Kong Holdings Ltd.                                                          8,009
    75,500    Canadian Imperial Bank of Commerce                                                   6,554
 5,021,000    China Construction Bank Corp. "H"                                                    4,178
   130,955    Citigroup, Inc.                                                                      8,964
   137,500    Danske Bank A/S                                                                      5,570
 6,758,000    Industrial & Commercial Bank of China Ltd. "H"                                       4,733
    85,223    JPMorgan Chase & Co.                                                                 7,824
   134,200    National Bank of Canada                                                              6,044
   132,710    Societe Generale S.A.                                                                7,792
                                                                                                --------
                                                                                                  78,936
                                                                                                --------

================================================================================

16  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              LIFE & HEALTH INSURANCE (4.5%)
 1,244,918    AEGON N.V.                                                                        $  6,984
   264,364    CNO Financial Group, Inc.                                                            6,048
   357,600    Dai-Ichi Life Holdings, Inc.                                                         6,199
    50,113    Lincoln National Corp.                                                               3,661
   135,000    NN Group N.V.                                                                        5,480
   122,800    Sun Life Financial, Inc.                                                             4,706
    12,219    Swiss Life Holding AG                                                                4,461
                                                                                                --------
                                                                                                  37,539
                                                                                                --------
              MULTI-LINE INSURANCE (1.7%)
    36,300    Allianz SE                                                                           7,735
   230,000    AXA S.A.                                                                             6,796
                                                                                                --------
                                                                                                  14,531
                                                                                                --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
   325,700    ORIX Corp.                                                                           5,175
                                                                                                --------
              PROPERTY & CASUALTY INSURANCE (1.4%)
    78,000    Allstate Corp.                                                                       7,098
   113,300    Tokio Marine Holdings, Inc.                                                          4,774
                                                                                                --------
                                                                                                  11,872
                                                                                                --------
              REGIONAL BANKS (1.0%)
   233,445    Citizens Financial Group, Inc.                                                       8,189
                                                                                                --------
              REINSURANCE (1.2%)
    21,724    Muenchener Rueckver AG-Reg                                                           4,668
    55,000    Swiss Re AG                                                                          5,304
                                                                                                --------
                                                                                                   9,972
                                                                                                --------
              Total Financials                                                                   170,833
                                                                                                --------
              HEALTH CARE (11.1%)
              -------------------
              BIOTECHNOLOGY (2.1%)
    35,500    Amgen, Inc.                                                                          6,195
    23,047    Biogen, Inc.*                                                                        6,674
    66,667    Gilead Sciences, Inc.                                                                5,073
                                                                                                --------
                                                                                                  17,942
                                                                                                --------
              HEALTH CARE DISTRIBUTORS (0.6%)
    33,300    McKesson Corp.                                                                       5,390
                                                                                                --------
              HEALTH CARE EQUIPMENT (1.6%)
   117,400    Baxter International, Inc.                                                           7,101
    56,218    Edwards Lifesciences Corp.*                                                          6,475
                                                                                                --------
                                                                                                  13,576
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              HEALTH CARE SERVICES (0.5%)
    72,800    Express Scripts Holding Co.*                                                      $  4,560
                                                                                                --------
              MANAGED HEALTH CARE (3.3%)
    30,000    Cigna Corp.                                                                          5,207
    26,595    Humana, Inc.                                                                         6,149
    47,000    UnitedHealth Group, Inc.                                                             9,015
    39,272    WellCare Health Plans, Inc.*                                                         6,951
                                                                                                --------
                                                                                                  27,322
                                                                                                --------
              PHARMACEUTICALS (3.0%)
 1,416,473    Indivior plc*                                                                        7,176
    73,400    Merck & Co., Inc.                                                                    4,689
   144,300    Mitsubishi Tanabe Pharma Corp.                                                       3,441
    65,200    Sanofi                                                                               6,230
    45,689    UCB S.A.                                                                             3,330
                                                                                                --------
                                                                                                  24,866
                                                                                                --------
              Total Health Care                                                                   93,656
                                                                                                --------
              INDUSTRIALS (11.1%)
              -------------------
              AEROSPACE & DEFENSE (3.7%)
    56,500    Boeing Co.                                                                          13,699
    35,500    Huntington Ingalls Industries, Inc.                                                  7,317
    39,797    Northrop Grumman Corp.                                                              10,472
                                                                                                --------
                                                                                                  31,488
                                                                                                --------
              BUILDING PRODUCTS (0.4%)
    54,142    Owens Corning, Inc.                                                                  3,630
                                                                                                --------
              CONSTRUCTION & ENGINEERING (0.3%)
   130,421    Chicago Bridge & Iron Co. N.V.(a)                                                    2,444
                                                                                                --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.7%)
    79,000    Oshkosh Corp.                                                                        5,440
                                                                                                --------
              HEAVY ELECTRICAL EQUIPMENT (0.9%)
    78,000    Vestas Wind Systems A/S                                                              7,623
                                                                                                --------
              INDUSTRIAL CONGLOMERATES (1.1%)
   136,500    General Electric Co.                                                                 3,496
   271,000    Smiths Group plc                                                                     5,488
                                                                                                --------
                                                                                                   8,984
                                                                                                --------
              INDUSTRIAL MACHINERY (2.9%)
   118,561    Donaldson Co., Inc.                                                                  5,631
    48,800    Illinois Tool Works, Inc.                                                            6,867

================================================================================

18  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
 1,572,000    Kawasaki Heavy Industries Ltd.                                                    $  5,019
    41,723    Parker-Hannifin Corp.                                                                6,925
                                                                                                --------
                                                                                                  24,442
                                                                                                --------
              TRADING COMPANIES & DISTRIBUTORS (1.1%)
   851,100    Marubeni Corp.                                                                       5,646
    63,981    Wolseley plc                                                                         3,821
                                                                                                --------
                                                                                                   9,467
                                                                                                --------
              Total Industrials                                                                   93,518
                                                                                                --------
              INFORMATION TECHNOLOGY (17.3%)
              ------------------------------
              APPLICATION SOFTWARE (0.4%)
    44,500    Citrix Systems, Inc.*                                                                3,514
                                                                                                --------
              COMMUNICATIONS EQUIPMENT (2.3%)
   106,948    Cisco Systems, Inc.                                                                  3,364
    38,635    F5 Networks, Inc.*                                                                   4,665
   203,800    Juniper Networks, Inc.                                                               5,696
    57,800    Motorola Solutions, Inc.                                                             5,241
                                                                                                --------
                                                                                                  18,966
                                                                                                --------
              DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
    20,400    Alliance Data Systems Corp.                                                          4,925
                                                                                                --------
              INTERNET SOFTWARE & SERVICES (3.0%)
     6,592    Alphabet, Inc. "A"*                                                                  6,233
   187,000    eBay, Inc.*                                                                          6,682
    74,000    Facebook, Inc. "A"*                                                                 12,524
                                                                                                --------
                                                                                                  25,439
                                                                                                --------
              IT CONSULTING & OTHER SERVICES (1.0%)
    62,892    Amdocs Ltd.                                                                          4,225
    56,800    Science Applications International Corp.                                             3,999
                                                                                                --------
                                                                                                   8,224
                                                                                                --------
              SEMICONDUCTOR EQUIPMENT (1.4%)
   153,000    Applied Materials, Inc.                                                              6,779
   148,300    Teradyne, Inc.                                                                       5,130
                                                                                                --------
                                                                                                  11,909
                                                                                                --------
              SEMICONDUCTORS (0.8%)
    76,189    QUALCOMM, Inc.                                                                       4,053
    34,236    Texas Instruments, Inc.                                                              2,786
                                                                                                --------
                                                                                                   6,839
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SYSTEMS SOFTWARE (1.7%)
    48,224    Microsoft Corp.                                                                   $  3,506
    51,967    Red Hat, Inc.*                                                                       5,138
    56,500    VMware, Inc. "A"*(a)                                                                 5,238
                                                                                                --------
                                                                                                  13,882
                                                                                                --------
              TECHNOLOGY DISTRIBUTORS (0.6%)
    52,033    Tech Data Corp.*                                                                     5,328
                                                                                                --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (5.5%)
   169,877    Apple, Inc.                                                                         25,266
   300,000    HP, Inc.                                                                             5,730
   150,723    NetApp, Inc.                                                                         6,544
     4,124    Samsung Electronics Co. Ltd.                                                         8,882
                                                                                                --------
                                                                                                  46,422
                                                                                                --------
              Total Information Technology                                                       145,448
                                                                                                --------
              MATERIALS (6.8%)
              ----------------
              DIVERSIFIED CHEMICALS (0.9%)
    81,650    Chemours Co.                                                                         3,887
   135,000    Huntsman Corp.                                                                       3,594
                                                                                                --------
                                                                                                   7,481
                                                                                                --------
              DIVERSIFIED METALS & MINING (2.1%)
   386,005    Anglo American plc*                                                                  6,379
 2,298,518    South32 Ltd.                                                                         5,351
   262,100    Teck Resources Ltd. "B"                                                              5,689
                                                                                                --------
                                                                                                  17,419
                                                                                                --------
              PAPER PACKAGING (1.5%)
    71,280    Avery Dennison Corp.                                                                 6,624
    53,369    Packaging Corp. of America                                                           5,843
                                                                                                --------
                                                                                                  12,467
                                                                                                --------
              PAPER PRODUCTS (0.8%)
   256,293    UPM-Kymmene Oyj                                                                      6,981
                                                                                                --------
              SPECIALTY CHEMICALS (0.4%)
    48,474    Covestro AG(b)                                                                       3,766
                                                                                                --------
              STEEL (1.1%)
 1,022,248    Fortescue Metals Group Ltd.                                                          4,694
   578,879    Outokumpu Oyj                                                                        4,872
                                                                                                --------
                                                                                                   9,566
                                                                                                --------
              Total Materials                                                                     57,680
                                                                                                --------

================================================================================

20  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              REAL ESTATE (0.8%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.8%)
 1,182,800    China Vanke Co., Ltd.                                                             $  3,490
 1,512,000    Shimao Property Holdings Ltd.                                                        3,016
                                                                                                --------
                                                                                                   6,506
                                                                                                --------
              Total Real Estate                                                                    6,506
                                                                                                --------
              TELECOMMUNICATION SERVICES (2.5%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.1%)
 7,000,000    China Telecom Corp. Ltd. "H"                                                         3,334
   117,600    Nippon Telegraph & Telephone Corp.                                                   5,749
                                                                                                --------
                                                                                                   9,083
                                                                                                --------
              WIRELESS TELECOMMUNICATION SERVICES (1.4%)
   209,900    KDDI Corp.                                                                           5,560
   284,000    NTT DOCOMO, Inc.                                                                     6,602
                                                                                                --------
                                                                                                  12,162
                                                                                                --------
              Total Telecommunication Services                                                    21,245
                                                                                                --------
              UTILITIES (1.6%)
              ----------------
              ELECTRIC UTILITIES (1.6%)
    61,000    Entergy Corp.                                                                        4,680
   137,000    Exelon Corp.                                                                         5,253
   100,000    Korea Electric Power Corp.                                                           3,981
                                                                                                --------
                                                                                                  13,914
                                                                                                --------
              Total Utilities                                                                     13,914
                                                                                                --------
              Total Common Stocks (cost: $657,760)                                               835,057
                                                                                                --------

              PREFERRED STOCKS (0.5%)

              ENERGY (0.5%)
              -------------
              INTEGRATED OIL & GAS (0.5%)
   490,721    Petroleo Brasileiro S.A. ADR* (cost: $4,700)                                         4,171
                                                                                                --------
              Total Equity Securities (cost: $662,460)                                           839,228
                                                                                                --------

              MONEY MARKET INSTRUMENTS (0.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
 1,109,710    State Street Institutional Treasury Money Market Fund Premier Class, 0.92%(c)
                (cost: $1,110)                                                                     1,110
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (1.6%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.6%)
    24,076    Federated Government Obligations Fund Institutional Class, 0.86%(c)               $     24
 3,675,383    Goldman Sachs Financial Square Government Fund Institutional Class, 0.91%(c)         3,675
 8,944,565    Invesco Government & Agency Portfolio Institutional Class, 0.93%(c)                  8,945
   153,107    Morgan Stanley Institutional Liquidity Funds Government
                Portfolio Institutional Class, 0.88%(c)                                              153
   383,212    Western Asset Institutional Government Reserves Institutional Class, 0.90%(c)          383
                                                                                                --------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $13,180)                                                 13,180
                                                                                                --------

              TOTAL INVESTMENTS (COST: $676,750)                                                $853,518
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                              LEVEL 1        LEVEL 2       LEVEL 3           TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                    $835,057             $-            $-        $835,057
  Preferred Stocks                                    4,171              -             -           4,171
Money Market Instruments:
  Government & U.S. Treasury
     Money Market Funds                               1,110              -             -           1,110
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
     Money Market Funds                              13,180              -             -          13,180
--------------------------------------------------------------------------------------------------------
Total                                              $853,518             $-            $-        $853,518
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through July 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

22  | USAA CAPITAL GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 43.0% of net assets at July 31, 2017.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of July 31, 2017.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset
        Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the
        Board), unless otherwise noted as illiquid.

    (c) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

*Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (including securities on loan of $12,920) (cost of $676,750)                             $853,518
   Cash denominated in foreign currencies (identified cost of $1,148)                              1,182
   Receivables:
       Capital shares sold                                                                           391
       USAA Asset Management Company (Note 7D)                                                         2
       Dividends and interest                                                                      1,538
       Other                                                                                          14
                                                                                                --------
           Total assets                                                                          856,645
                                                                                                --------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                           13,180
       Capital shares redeemed                                                                       503
   Unrealized depreciation on foreign currency contracts held, at value                                1
   Accrued management fees                                                                           551
   Accrued transfer agent's fees                                                                      29
   Other accrued expenses and payables                                                               104
                                                                                                --------
           Total liabilities                                                                      14,368
                                                                                                --------
              Net assets applicable to capital shares outstanding                               $842,277
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $657,710
   Accumulated undistributed net investment income                                                 5,305
   Accumulated net realized gain on investments                                                    2,438
   Net unrealized appreciation of investments                                                    176,768
   Net unrealized appreciation of foreign currency translations                                       56
                                                                                                --------
              Net assets applicable to capital shares outstanding                               $842,277
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $836,515/71,688
           capital shares outstanding, no par value)                                            $  11.67
                                                                                                ========
       Institutional Shares (net assets of $5,762/492
           capital shares outstanding, no par value)                                            $  11.70
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

24  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,099)                                          $ 18,919
   Interest                                                                                           18
   Securities lending (net)                                                                          109
                                                                                                --------
       Total income                                                                               19,046
                                                                                                --------
EXPENSES
   Management fees                                                                                 6,036
   Administration and servicing fees:
       Fund Shares                                                                                 1,142
       Institutional Shares                                                                            5
   Transfer agent's fees:
       Fund Shares                                                                                 1,548
       Institutional Shares                                                                            5
   Custody and accounting fees:
       Fund Shares                                                                                   168
       Institutional Shares                                                                            1
   Postage:
       Fund Shares                                                                                   108
   Shareholder reporting fees:
       Fund Shares                                                                                    49
   Trustees' fees                                                                                     32
   Registration fees:
       Fund Shares                                                                                    28
       Institutional Shares                                                                           23
   Professional fees                                                                                 141
   Other                                                                                              25
                                                                                                --------
            Total expenses                                                                         9,311
   Expenses reimbursed:
       Institutional Shares                                                                          (19)
                                                                                                --------
            Net expenses                                                                           9,292
                                                                                                --------
NET INVESTMENT INCOME                                                                              9,754
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                                                96,167
       Foreign currency transactions                                                                 (92)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                27,269
       Foreign currency translations                                                                  69
                                                                                                --------
            Net realized and unrealized gain                                                     123,413
                                                                                                --------
   Increase in net assets resulting from operations                                             $133,167
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                                      2017          2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                          $  9,754      $  9,907
   Net realized gain on investments                                                 96,167         7,077
   Net realized loss on foreign currency transactions                                  (92)          (73)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                   27,269       (23,918)
      Foreign currency translations                                                     69            39
                                                                                  ----------------------
      Increase (decrease) in net assets resulting from operations                  133,167        (6,968)
                                                                                  ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                  (10,724)       (8,090)
      Institutional Shares*                                                            (68)          (57)
                                                                                  ----------------------
          Distributions to shareholders                                            (10,792)       (8,147)
                                                                                  ----------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                      (6,370)      (24,401)
   Institutional Shares*                                                                24         5,000
                                                                                  ----------------------
      Total net decrease in net assets from capital
          share transactions                                                        (6,346)      (19,401)
                                                                                  ----------------------
   Net increase (decrease) in net assets                                           116,029       (34,516)

NET ASSETS
   Beginning of year                                                               726,248       760,764
                                                                                  ----------------------
   End of year                                                                    $842,277      $726,248
                                                                                  ======================
Accumulated undistributed net investment income:
   End of year                                                                    $  5,305      $  6,459
                                                                                  ======================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

26  | USAA CAPITAL GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Capital Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Capital Growth Fund Shares (Fund Shares) and Capital Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value

================================================================================

28  | USAA CAPITAL GROWTH FUND

================================================================================

       hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

30  | USAA CAPITAL GROWTH FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

32  | USAA CAPITAL GROWTH FUND

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $6,000, which represents 1.0% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, REIT capital gain dividend and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $116,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                             2017                   2016
                                         ----------------------------------
Ordinary income*                         $10,792,000             $8,147,000

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                 $  5,797,000
Undistributed long-term capital gains                             2,438,000
Unrealized appreciation of investments                          176,332,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended July 31, 2017, the Fund utilized pre-enactment capital loss carryforwards of $90,603,000 to offset capital gains. At July 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

34  | USAA CAPITAL GROWTH FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $416,539,000 and $417,999,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $677,242,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $194,134,000 and $17,858,000, respectively, resulting in net unrealized appreciation of $176,276,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $109,000, which is net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having a fair market value of approximately $12,920,000, and the value of the cash collateral received was $13,180,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             YEAR ENDED                        YEAR ENDED
                                            JULY 31, 2017                    JULY 31, 2016
-------------------------------------------------------------------------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
                                       ----------------------------------------------------------
FUND SHARES:
Shares sold                             7,983         $ 84,928             7,164        $  68,136
Shares issued from
  reinvested dividends                  1,019           10,651               832            8,028
Shares redeemed                        (9,637)        (101,949)          (10,565)        (100,565)
                                       ----------------------------------------------------------
Net decrease from
  capital share transactions             (635)        $ (6,370)           (2,569)       $ (24,401)
                                       ==========================================================
INSTITUTIONAL SHARES
(COMMENCED ON AUGUST 7, 2015):
Shares sold                                 4         $     43               490        $   5,000
Shares issued from
  reinvested dividends                      -*               -*                -                -
Shares redeemed                            (2)             (19)                -                -
                                       ----------------------------------------------------------
Net increase from
  capital share transactions                2         $     24               490        $   5,000
                                       ==========================================================

* Represents less than 500 shares or $500.

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

================================================================================

36  | USAA CAPITAL GROWTH FUND

================================================================================

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified.
    The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category.

    For the Fund Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced on August 7, 2015, and includes the performance of the Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    --------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share classes are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $6,036,000, which included a performance adjustment for the Fund Shares and the Institutional Shares of $288,000 and $1,000, respectively. For the Fund Shares and the Institutional Shares, the performance adjustments were 0.04% and 0.01%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with QS Investors, LLC (QS Investors), under which QS Investors directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays QS Investors a subadvisory fee in the annual amount of 0.25% of the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million of the Fund's average net assets that QS Investors manages. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to QS Investors, of $1,602,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2017, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,142,000 and $5,000, respectively.

================================================================================

38  | USAA CAPITAL GROWTH FUND

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $18,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Institutional Shares to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2017, the Institutional Shares incurred reimbursable expenses of $19,000, of which $2,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,548,000 and $5,000, respectively.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2017, USAA and its affiliates owned 490,000 Institutional Shares, which represents 99.5% of the Institutional Shares outstanding and 0.7% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

40  | USAA CAPITAL GROWTH FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           YEAR ENDED JULY 31,
                                  --------------------------------------------------------------------
                                      2017             2016          2015          2014           2013
                                  --------------------------------------------------------------------
Net asset value at
  beginning of period             $   9.97         $  10.16      $   9.31      $   8.00       $   6.44
                                  --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .14              .13           .12           .12            .10
  Net realized and
    unrealized gain (loss)            1.71             (.21)          .88          1.28           1.56
                                  --------------------------------------------------------------------
Total from investment
  operations                          1.85             (.08)         1.00          1.40           1.66
                                  --------------------------------------------------------------------
Less distributions from:
  Net investment income               (.15)            (.11)         (.15)         (.09)          (.10)
                                  --------------------------------------------------------------------
Net asset value at
  end of period                   $  11.67         $   9.97      $  10.16      $   9.31       $   8.00
                                  ====================================================================
Total return (%)*                    18.75             (.76)        10.79         17.55          26.00
Net assets at
  end of period (000)             $836,515         $721,357      $760,764      $706,918       $642,927
Ratios to average net assets:**
  Expenses (%)(a)                     1.21             1.24          1.23(b)       1.28           1.30
  Expenses, excluding
    reimbursements (%)(a)             1.21             1.24          1.23          1.28           1.34
  Net investment income (%)           1.27             1.39           .95          1.41           1.40
Portfolio turnover (%)                  55(d)            24            38            36(c)          83

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $761,454,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows
                                         -                -             -             -           (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.30% of the Fund Shares' average net assets.
(c) Reflects overall decrease in purchases and sales of securities.
(d) Reflects overall increase in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED                  PERIOD ENDED
                                                                 JULY 31,                     JULY 31,
                                                                ----------------------------------------
                                                                   2017                       2016***
                                                                ----------------------------------------
Net asset value at beginning of period                            $ 9.98                      $10.20
                                                                  ----------------------------------
Income (loss) from investment operations:
  Net investment income                                              .15                         .14
  Net realized and unrealized gain (loss)                           1.71                        (.24)
                                                                  ----------------------------------
Total from investment operations                                    1.86                        (.10)
                                                                  ----------------------------------
Less distributions from:
  Net investment income                                             (.14)                       (.12)
                                                                  ----------------------------------
Net asset value at end of period                                  $11.70                      $ 9.98
                                                                  ==================================
Total return (%)*                                                  18.79                        (.99)
Net assets at end of period (000)                                 $5,762                      $4,891
Ratios to average net assets:**
  Expenses (%)                                                      1.10                        1.10(a)
  Expenses, excluding reimbursements (%)                            1.47                        1.48(a)
  Net investment income (%)                                         1.38                        1.57(a)
Portfolio turnover (%)                                                55(b)                       24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $5,223,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects overall increase in purchases and sales of securities.

================================================================================

42  | USAA CAPITAL GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                            BEGINNING               ENDING            DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE       FEBRUARY 1, 2017 -
                                         FEBRUARY 1, 2017        JULY 31, 2017         JULY 31, 2017
                                         --------------------------------------------------------------
FUND SHARES
Actual                                       $1,000.00             $1,110.40                $6.28

Hypothetical
  (5% return before expenses)                 1,000.00              1,018.84                 6.01

INSTITUTIONAL SHARES
Actual                                        1,000.00              1,111.10                 5.76

Hypothetical
  (5% return before expenses)                 1,000.00              1,019.34                 5.51

*Expenses are equal to the annualized expense ratio of 1.20% for Fund Shares and 1.10% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 11.04% for Fund Shares and 11.11% for Institutional Shares for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

44  | USAA CAPITAL GROWTH FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and QS Investors (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

                                                        ADVISORY AGREEMENT |  45

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

46  | USAA CAPITAL GROWTH FUND

================================================================================

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and

================================================================================

                                                        ADVISORY AGREEMENT |  47

================================================================================

administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2016, and was below its Lipper index for the one- and ten-year periods ended December 31, 2016, and above its Lipper index for the three-and five-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 10% of its performance universe for the three-year period ended December 31, 2016, was in the top 35% of its performance universe for the one-year period ended December 31, 2016, was in the top 15% of its performance universe for the five-year period ended December 31, 2016, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2016.

================================================================================

48  | USAA CAPITAL GROWTH FUND

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that the Manager pays the subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar

================================================================================

                                                        ADVISORY AGREEMENT |  49

================================================================================

investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser

================================================================================

50  | USAA CAPITAL GROWTH FUND

================================================================================

include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and

================================================================================

                                                        ADVISORY AGREEMENT |  51

================================================================================

policies; (ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

52  | USAA CAPITAL GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

54  | USAA CAPITAL GROWTH FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA CAPITAL GROWTH FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

58  | USAA CAPITAL GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

60  | USAA CAPITAL GROWTH FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   36844-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA FIRST START GROWTH FUND]

 ============================================================

    ANNUAL REPORT
    USAA FIRST START GROWTH FUND
    JULY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ Brooks Englehardt

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           6

SHAREHOLDER VOTING RESULTS                                                   11

FINANCIAL INFORMATION

    Distributions to Shareholders                                            12

    Report of Independent Registered
      Public Accounting Firm                                                 13

    Portfolio of Investments                                                 14

    Notes to Portfolio of Investments                                        26

    Financial Statements                                                     31

    Notes to Financial Statements                                            34

EXPENSE EXAMPLE                                                              48

ADVISORY AGREEMENT                                                           50

TRUSTEES' AND OFFICERS' INFORMATION                                          55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(c)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA FIRST START GROWTH FUND (THE FUND) SEEKS LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund intends to invest primarily in equity securities, but may also invest in bonds and money market instruments, as market conditions warrant. The Fund expects its typical asset allocation to be approximately 70% equities and 30% fixed-income securities. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in securities issued by domestic or foreign companies. The Fund also may invest in fixed-income securities that are investment grade and below investment grade, but limits its investments in below-investment-grade securities to no more than 10% of its net assets.

The Fund's investments also may include real estate investment trusts, investments that provide exposure to commodities (such as ETFs or natural resources companies), and derivatives, including futures and options. Derivatives may be utilized by the Fund to reduce its volatility over time, to enhance returns, or to provide diversification.

The Fund's assets will not be directly invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages or in companies primarily focused on gaming activities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    ARNOLD J. ESPE, CFA                                  LANCE HUMPHREY, CFA
    WASIF A. LATIF                                       JOHN P. TOOHEY, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    Financial assets produced desirable returns in the reporting period ended July 31, 2017, as several favorable developments combined to fuel a steady improvement in investor sentiment. Economic growth accelerated across the globe, with positive data in both the developed and emerging overseas markets, indicating a broadening of an expansion that previously had been largely confined to the United States. Here at home, the Republican sweep of the November 2016 U.S. elections raised hopes for a more growth-oriented policy direction in Washington, DC, contributing to improvements in consumer and business sentiment. Together, these factors created the support for higher revenues and stronger bottom-line earnings for U.S. and foreign corporations alike.

    This backdrop proved highly supportive for global equities. The combination of rising corporate profits and investors' willingness to pay higher prices provided a two-fold boost to stock prices. Large-cap U.S. stocks generated favorable gains, and small caps registered even better returns due to their domestic focus and greater sensitivity to investors' appetite for risk.

    Foreign stocks performed particularly well in the reporting period thanks to the acceleration of growth outside of the United States. Additionally, both developed and emerging market equities were boosted by the rising value of most foreign currencies relative to the U.S. dollar.

================================================================================

2  | USAA FIRST START GROWTH FUND

================================================================================

    Favorable economic trends, while a positive for stocks, were a headwind for the rate-sensitive areas of the bond market. The Federal Reserve enacted three quarter-point interest rate increases during the reporting period, leading to weak performance for U.S. Treasury securities. Conversely, high-yield bonds and other credit-sensitive market segments performed very well as the economic expansion led to an improving financial outlook for the issuing companies.

o HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended July 31, 2017, the Fund had a total return of 10.78%. This compares to total returns of 17.06% for the MSCI All-Country World Index, 11.47% for the First Start Growth Composite Index, and 11.43% for the Lipper Flexible Portfolio Funds Index.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    The Fund's extensive diversification among the major segments of the global financial markets enabled it to capitalize on the broad-based gains of the reporting period. We continue to manage the portfolio in a steady fashion, with a diversified approach developed by an emphasis on categories where we have identified the most compelling values.

    The Fund's domestic equity allocation made a significant contribution to results. We manage the equity portfolio with a focus on fundamentally sound and attractively valued blue-chip companies. This approach meant that we missed out on some of the outperformance for high-growth, momentum-oriented stocks, but we see it as the appropriate strategy given how far the U.S. equity market has rallied in the reporting period. Although fundamentals remain healthy, both large- and small-cap stocks continue to trade at the upper end of their historical valuation ranges.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Valuation metrics have historically been a poor indicator for short-term performance, but they have been a more reliable gauge of longer-term return potential. We therefore believe our preference for higher-quality companies--which may not necessarily depend on continued gains in the broader market to fuel positive returns--can add value for the Fund over time.

    The Fund's allocation to developed-market international equities also made a meaningful contribution to performance. Foreign stocks lagged the U.S. market in 2016, but we maintained a sizeable allocation on the belief the asset class would benefit from improving growth and its attractive valuation. This patient strategy began to pay off in the first half of 2017, allowing the Fund to capture the outperformance of international equities in that time. We see a continued opportunity in the overseas markets based on their compelling valuation relative to the United States and the resurgence in macroeconomic data and corporate results. We entered 2017 with a modest overweight position in the non-U.S. markets, and we have since added to the position as fundamentals have strengthened.

    Our allocation to the emerging markets was an additional plus. Although there is always the potential for short-term volatility in the asset class, we believe the combination of economic reforms, improving fundamentals, and attractive valuations form the basis for longer-term outperformance.

    The Fund's actively managed bond portfolio was aided by its emphasis on credit-sensitive categories, such as investment-grade and high yield corporate debt. The portfolio has had overweight exposure to the credit sectors since the 2008-2009 financial crisis, and this positioning has added significant value in that time. However, we have begun to trim back on the credit allocation in 2017 on the belief that many of our holdings had risen to valuations that indicated limited potential for additional gains. We rotated the proceeds into long-term U.S. Treasury securities and agency mortgage-backed securities. In addition to offsetting the credit risk elsewhere in the portfolio, we believe U.S. Treasury securities may represent an opportunity given that the consensus is firmly in favor of accelerating growth and rising rates.

================================================================================

4  | USAA FIRST START GROWTH FUND

================================================================================

    The investment environment of the reporting period was very supportive for most segments of the global financial markets. The economic backdrop remains firm and corporations are demonstrating healthier fundamentals, but we would caution investors that higher-risk categories are unlikely to keep up their recent pace. Our response to these circumstances is to stay focused on the long-term picture, maintain our long-standing focus on diversification, and continue to emphasize undervalued asset classes. We believe this steady approach--rather than one that tries to keep up with the day-to-day considerations driving short-term market performance--is the optimal way to achieve strong risk-adjusted returns over time.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Exchange-Traded Funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (THE FUND)
(Ticker Symbol: UFSGX)

--------------------------------------------------------------------------------
                                             7/31/17                 7/31/16
--------------------------------------------------------------------------------
Net Assets                               $427.1 Million          $389.5 Million
Net Asset Value Per Share                    $13.61                   $12.65

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
      1 YEAR                          5 YEARS                       10 YEARS
      10.78%                           8.78%                         5.84%

--------------------------------------------------------------------------------
                        EXPENSE RATIOS AS OF 7/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT        1.83%       AFTER REIMBURSEMENT        1.44%

             (includes acquired fund fees and expenses of 0.06%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.38% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the Fund is lower than 1.38%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA FIRST START GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                            USAA FIRST                FIRST START               LIPPER FLEXIBLE              MSCI ALL-
                           START GROWTH             GROWTH COMPOSITE               PORTFOLIO               COUNTRY WORLD
                               FUND                      INDEX                    FUNDS INDEX                  INDEX
 7/31/2007                  $10,000.00                 $10,000.00                 $10,000.00                $10,000.00
 8/31/2007                   10,056.00                  10,045.16                   9,993.21                  9,972.33
 9/30/2007                   10,336.00                  10,408.02                  10,387.10                 10,507.67
10/31/2007                   10,495.00                  10,676.74                  10,663.60                 10,917.60
11/30/2007                   10,178.00                  10,375.26                  10,411.18                 10,434.89
12/31/2007                   10,126.00                  10,315.21                  10,365.55                 10,319.38
 1/31/2008                    9,632.00                   9,840.01                  10,028.64                  9,474.17
 2/29/2008                    9,509.00                   9,815.36                   9,965.23                  9,500.91
 3/31/2008                    9,395.00                   9,742.01                   9,832.69                  9,361.56
 4/30/2008                    9,585.00                  10,107.99                  10,187.49                  9,883.76
 5/31/2008                    9,756.00                  10,225.40                  10,348.85                 10,038.30
 6/30/2008                    9,281.00                   9,652.03                   9,883.96                  9,214.02
 7/31/2008                    9,176.00                   9,506.89                   9,697.05                  8,974.75
 8/31/2008                    9,224.00                   9,464.61                   9,663.90                  8,781.31
 9/30/2008                    8,549.00                   8,655.13                   8,758.53                  7,683.81
10/31/2008                    7,343.00                   7,364.58                   7,411.64                  6,161.26
11/30/2008                    6,839.00                   7,040.55                   6,994.12                  5,756.49
12/31/2008                    6,996.00                   7,293.37                   7,253.94                  5,965.12
 1/31/2009                    6,583.00                   6,847.41                   6,946.10                  5,455.46
 2/28/2009                    6,140.00                   6,356.16                   6,477.53                  4,921.31
 3/31/2009                    6,474.00                   6,749.24                   6,906.71                  5,326.68
 4/30/2009                    7,114.00                   7,341.24                   7,459.85                  5,955.47
 5/31/2009                    7,694.00                   7,812.04                   7,934.89                  6,548.87
 6/30/2009                    7,891.00                   7,814.73                   7,804.66                  6,512.15
 7/31/2009                    8,314.00                   8,320.59                   8,439.83                  7,085.40
 8/31/2009                    8,639.00                   8,575.13                   8,645.46                  7,338.81
 9/30/2009                    9,082.00                   8,883.46                   9,012.05                  7,675.49
10/31/2009                    9,102.00                   8,778.09                   8,871.42                  7,556.88
11/30/2009                    9,318.00                   9,087.00                   9,249.85                  7,867.68
12/31/2009                    9,559.00                   9,221.69                   9,369.73                  8,030.60
 1/31/2010                    9,508.00                   9,001.86                   9,124.80                  7,683.55
 2/28/2010                    9,681.00                   9,142.74                   9,282.85                  7,781.42
 3/31/2010                   10,067.00                   9,558.25                   9,736.00                  8,282.03
 4/30/2010                   10,149.00                   9,668.93                   9,884.27                  8,295.96
 5/31/2010                    9,732.00                   9,075.43                   9,315.83                  7,509.46
 6/30/2010                    9,416.00                   8,875.17                   9,012.65                  7,278.11
 7/31/2010                    9,894.00                   9,392.28                   9,496.86                  7,870.32
 8/31/2010                    9,620.00                   9,176.36                   9,270.89                  7,595.18
 9/30/2010                   10,342.00                   9,799.33                   9,860.18                  8,321.79
10/31/2010                   10,637.00                  10,073.94                  10,185.14                  8,622.55
11/30/2010                   10,586.00                   9,973.58                  10,177.25                  8,430.69
12/31/2010                   11,067.00                  10,463.91                  10,579.40                  9,048.06
 1/31/2011                   11,212.00                  10,593.60                  10,800.44                  9,190.05
 2/28/2011                   11,566.00                  10,836.22                  11,018.49                  9,457.66
 3/31/2011                   11,733.00                  10,857.36                  11,068.58                  9,448.21
 4/30/2011                   12,076.00                  11,186.65                  11,382.54                  9,834.76
 5/31/2011                   11,951.00                  11,081.06                  11,283.82                  9,623.36
 6/30/2011                   11,795.00                  10,932.74                  11,119.48                  9,471.72
 7/31/2011                   11,608.00                  10,855.24                  11,029.83                  9,317.51
 8/31/2011                   10,900.00                  10,367.54                  10,547.08                  8,636.88
 9/30/2011                   10,192.00                   9,698.44                   9,838.86                  7,821.45
10/31/2011                   10,973.00                  10,461.74                  10,656.28                  8,659.46
11/30/2011                   10,869.00                  10,285.72                  10,493.31                  8,400.25
12/31/2011                   10,817.00                  10,321.06                  10,457.00                  8,383.27
 1/31/2012                   11,328.00                  10,770.49                  10,938.96                  8,870.73
 2/29/2012                   11,712.00                  11,131.77                  11,283.38                  9,317.05
 3/31/2012                   11,851.00                  11,214.72                  11,387.57                  9,378.91
 4/30/2012                   11,776.00                  11,179.56                  11,360.18                  9,271.68
 5/31/2012                   11,126.00                  10,555.96                  10,755.36                  8,440.40
 6/30/2012                   11,478.00                  10,906.24                  11,057.97                  8,857.26
 7/31/2012                   11,584.00                  11,050.54                  11,193.76                  8,978.52
 8/31/2012                   11,829.00                  11,235.08                  11,424.02                  9,173.74
 9/30/2012                   12,117.00                  11,477.41                  11,671.68                  9,462.68
10/31/2012                   12,128.00                  11,410.26                  11,591.15                  9,399.61
11/30/2012                   12,224.00                  11,506.40                  11,692.69                  9,519.80
12/31/2012                   12,429.00                  11,673.97                  11,852.14                  9,735.43
 1/31/2013                   12,864.00                  12,052.50                  12,216.22                 10,183.93
 2/28/2013                   12,918.00                  12,096.72                  12,228.69                 10,182.34
 3/31/2013                   13,190.00                  12,307.08                  12,432.61                 10,368.52
 4/30/2013                   13,462.00                  12,554.22                  12,604.27                 10,664.72
 5/31/2013                   13,473.00                  12,518.40                  12,598.71                 10,635.46
 6/30/2013                   13,168.00                  12,231.31                  12,309.21                 10,324.60
 7/31/2013                   13,658.00                  12,660.02                  12,758.59                 10,818.86
 8/31/2013                   13,342.00                  12,446.20                  12,555.64                 10,593.46
 9/30/2013                   13,745.00                  12,903.45                  12,996.81                 11,140.62
10/31/2013                   14,158.00                  13,290.27                  13,363.85                 11,588.39
11/30/2013                   14,408.00                  13,423.66                  13,490.99                 11,752.51
12/31/2013                   14,615.00                  13,588.26                  13,694.60                 11,955.26
 1/31/2014                   14,224.00                  13,320.03                  13,464.19                 11,477.05
 2/28/2014                   14,771.00                  13,804.09                  13,974.19                 12,031.48
 3/31/2014                   14,894.00                  13,840.09                  13,961.43                 12,084.97
 4/30/2014                   15,039.00                  13,933.84                  13,982.73                 12,200.02
 5/31/2014                   15,329.00                  14,173.75                  14,261.79                 12,459.50
 6/30/2014                   15,519.00                  14,396.39                  14,515.39                 12,694.08
 7/31/2014                   15,318.00                  14,218.41                  14,301.35                 12,540.13
 8/31/2014                   15,675.00                  14,525.49                  14,594.76                 12,817.15
 9/30/2014                   15,363.00                  14,150.88                  14,248.55                 12,401.51
10/31/2014                   15,564.00                  14,318.91                  14,336.04                 12,488.82
11/30/2014                   15,776.00                  14,495.72                  14,463.28                 12,697.72
12/31/2014                   15,623.00                  14,343.21                  14,285.49                 12,452.70
 1/31/2015                   15,491.00                  14,261.64                  14,269.79                 12,258.00
 2/28/2015                   16,067.00                  14,777.94                  14,663.84                 12,940.42
 3/31/2015                   15,959.00                  14,662.81                  14,496.41                 12,739.92
 4/30/2015                   16,031.00                  14,893.86                  14,671.41                 13,109.56
 5/31/2015                   16,090.00                  14,913.69                  14,702.77                 13,092.45
 6/30/2015                   15,767.00                  14,650.19                  14,430.32                 12,784.23
 7/31/2015                   15,923.00                  14,739.35                  14,504.91                 12,895.25
 8/31/2015                   15,108.00                  14,062.13                  13,908.12                 12,011.27
 9/30/2015                   14,773.00                  13,745.16                  13,559.94                 11,576.11
10/31/2015                   15,611.00                  14,471.54                  14,215.28                 12,484.66
11/30/2015                   15,575.00                  14,399.70                  14,140.50                 12,381.57
12/31/2015                   15,261.00                  14,197.01                  13,924.75                 12,158.28
 1/31/2016                   14,682.00                  13,644.75                  13,403.87                 11,425.01
 2/29/2016                   14,581.00                  13,628.37                  13,399.76                 11,346.41
 3/31/2016                   15,286.00                  14,391.56                  14,054.22                 12,187.27
 4/30/2016                   15,374.00                  14,572.90                  14,247.73                 12,367.17
 5/31/2016                   15,450.00                  14,628.27                  14,289.80                 12,382.76
 6/30/2016                   15,437.00                  14,670.69                  14,328.67                 12,307.80
 7/31/2016                   15,928.00                  15,135.76                  14,758.54                 12,838.19
 8/31/2016                   15,979.00                  15,164.51                  14,798.05                 12,881.38
 9/30/2016                   16,054.00                  15,237.30                  14,887.93                 12,960.30
10/31/2016                   15,840.00                  14,995.03                  14,691.80                 12,740.31
11/30/2016                   15,865.00                  15,062.51                  14,747.96                 12,837.13
12/31/2016                   16,090.00                  15,306.52                  14,921.18                 13,114.45
 1/31/2017                   16,388.00                  15,591.56                  15,242.57                 13,473.06
 2/28/2017                   16,712.00                  15,938.81                  15,560.36                 13,851.02
 3/31/2017                   16,854.00                  16,039.12                  15,678.28                 14,020.42
 4/30/2017                   17,049.00                  16,239.19                  15,874.40                 14,238.96
 5/31/2017                   17,282.00                  16,474.51                  16,088.43                 14,553.39
 6/30/2017                   17,386.00                  16,547.92                  16,149.49                 14,619.56
 7/31/2017                   17,645.00                  16,872.26                  16,445.61                 15,028.10

                                   [END CHART]

                    Data from 7/31/07 to 7/31/17.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the composite.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The First Start Growth Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) Gross (40%), the MSCI ACWI ex USA IMI Net (27%), the Bloomberg Barclays U.S. Universal Index (28%), the Bloomberg Commodity Index Total Return Index (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index Gross (1.5%), and the Bloomberg Barclays U.S. Treasury - Bills (1-3M) (2%).

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of funds within the Lipper Flexible Portfolio Funds category.

o The unmanaged MSCI All-Country World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

================================================================================

8  | USAA FIRST START GROWTH FUND

================================================================================

                       o TOP 10 HOLDINGS* - 7/31/17 o
                              (% of Net Assets)

Vanguard FTSE Developed Markets ETF** ..................................... 8.3%
iShares Core MSCI EAFE ETF** .............................................. 5.2%
iShares Core MSCI Emerging Markets ETF** .................................. 5.2%
iShares MSCI EAFE ETF** ................................................... 4.8%
U.S. Treasury Bond, 3.13%, 8/15/2044 ...................................... 2.3%
U.S. Treasury Note, 1.63%, 4/30/2023 ...................................... 2.3%
Schwab Fundamental International
   Large Co. Index ETF** .................................................. 2.1%
iShares Currency Hedged MSCI EAFE ETF** ................................... 2.0%
Freddie Mac, 3.00%, 6/01/2046 ............................................. 1.9%
Vanguard Short-Term Corporate Bond ETF** .................................. 1.9%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

**The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 14-25.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION - 7/31/17* o

                         [PIE CHART OF ASSET ALLOCATION]

EXCHANGE-TRADED FUNDS**                                                   39.9%
COMMON STOCKS                                                             33.5%
U.S. TREASURY SECURITIES                                                  10.2%
MONEY MARKET INSTRUMENTS                                                   5.5%
U.S. GOVERNMENT AGENCY ISSUES                                              5.0%
CORPORATE OBLIGATIONS                                                      2.9%
COMMERCIAL MORTGAGE SECURITIES                                             1.2%
PREFERRED STOCKS                                                           0.8%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                           0.2%
EURODOLLAR AND YANKEE OBLIGATIONS                                          0.2%
ASSET-BACKED SECURITIES                                                    0.2%
COLLATERALIZED MORTGAGE OBLIGATIONS                                        0.1%
CONVERTIBLE SECURITIES                                                     0.1%

                                   [END CHART]

*Does not include short-term instruments purchased with cash collateral from securities loaned.
**The Fund may rely on certain Securities and Exchange Commission exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA FIRST START GROWTH FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                                NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                  FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                   9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.               9,714,117,381                 352,502,522
Jefferson C. Boyce                   9,717,710,105                 348,909,798
Dawn M. Hawley                       9,714,577,808                 352,042,095
Paul L. McNamara                     9,668,206,065                 398,413,838
Richard Y. Newton III                9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.            9,715,801,431                 350,818,472
Michael F. Reimherr                  9,711,558,498                 355,061,405

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

           DIVIDEND RECEIVED
          DEDUCTION (CORPORATE                LONG-TERM CAPITAL             QUALIFIED INTEREST
            SHAREHOLDERS)(1)                GAIN DISTRIBUTIONS(2)                 INCOME
          ------------------------------------------------------------------------------------
                38.63%                           $3,406,000                     $1,491,000
          ------------------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA FIRST START GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA First Start Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA First Start Growth Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 22, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (74.4%)

              COMMON STOCKS (33.5%)

              CONSUMER DISCRETIONARY (4.4%)
              -----------------------------
              ADVERTISING (0.2%)
     11,800   Omnicom Group, Inc.                                                                    $    929
                                                                                                     --------
              APPAREL RETAIL (0.2%)
     11,650   TJX Companies, Inc.                                                                         819
                                                                                                     --------
              AUTO PARTS & EQUIPMENT (0.6%)
     53,150   Magna International, Inc.                                                                 2,535
                                                                                                     --------
              BROADCASTING (0.3%)
     19,100   CBS Corp."B"                                                                              1,257
                                                                                                     --------
              HOME IMPROVEMENT RETAIL (0.6%)
     18,200   Home Depot, Inc.                                                                          2,723
                                                                                                     --------
              HOMEBUILDING (0.2%)
     25,580   CalAtlantic Group, Inc.                                                                     898
                                                                                                     --------
              HOTELS, RESORTS & CRUISE LINES (0.7%)
     38,200   Norwegian Cruise Line Holdings Ltd.*                                                      2,104
      7,200   Royal Caribbean Cruises Ltd.                                                                814
                                                                                                     --------
                                                                                                        2,918
                                                                                                     --------
              INTERNET & DIRECT MARKETING RETAIL (0.6%)
      2,700   Amazon.com, Inc.*                                                                         2,667
                                                                                                     --------
              RESTAURANTS (0.7%)
     20,550   McDonald's Corp.                                                                          3,188
                                                                                                     --------
              SPECIALTY STORES (0.3%)
      4,200   Ulta Beauty, Inc.*                                                                        1,055
                                                                                                     --------
              Total Consumer Discretionary                                                             18,989
                                                                                                     --------
              CONSUMER STAPLES (2.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.3%)
     17,100   Bunge Ltd.                                                                                1,340
                                                                                                     --------
              DRUG RETAIL (0.3%)
     15,510   CVS Health Corp.                                                                          1,240
                                                                                                     --------

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              HOUSEHOLD PRODUCTS (0.2%)
      9,710   Procter & Gamble Co.                                                                   $    882
                                                                                                     --------
              HYPERMARKETS & SUPER CENTERS (0.8%)
     41,550   Wal-Mart Stores, Inc.                                                                     3,323
                                                                                                     --------
              PACKAGED FOODS & MEAT (0.4%)
     31,400   Blue Buffalo Pet Products, Inc.*                                                            702
     10,410   Kraft Heinz Co.                                                                             911
                                                                                                     --------
                                                                                                        1,613
                                                                                                     --------
              SOFT DRINKS (0.6%)
     22,450   PepsiCo, Inc.                                                                             2,618
                                                                                                     --------
              Total Consumer Staples                                                                   11,016
                                                                                                     --------
              ENERGY (2.6%)
              -------------
              INTEGRATED OIL & GAS (0.7%)
      5,350   Chevron Corp.                                                                               584
     38,340   Occidental Petroleum Corp.                                                                2,375
                                                                                                     --------
                                                                                                        2,959
                                                                                                     --------
              OIL & GAS DRILLING (0.2%)
     33,450   Patterson-UTI Energy, Inc.                                                                  647
                                                                                                     --------
              OIL & GAS EQUIPMENT & SERVICES (0.2%)
     10,200   Schlumberger Ltd.                                                                           700
                                                                                                     --------
              OIL & GAS EXPLORATION & PRODUCTION (1.5%)
     79,720   Antero Resources Corp.*                                                                   1,644
     28,900   Cabot Oil & Gas Corp.                                                                       718
      1,250   Cimarex Energy Co.                                                                          124
     40,670   ConocoPhillips                                                                            1,845
     23,900   EOG Resources, Inc.                                                                       2,274
                                                                                                     --------
                                                                                                        6,605
                                                                                                     --------
              Total Energy                                                                             10,911
                                                                                                     --------
              FINANCIALS (5.9%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
     48,520   Bank of New York Mellon Corp.                                                             2,573
                                                                                                     --------
              CONSUMER FINANCE (0.6%)
     90,650   Synchrony Financial                                                                       2,748
                                                                                                     --------
              DIVERSIFIED BANKS (2.5%)
    139,820   Bank of America Corp.                                                                     3,372
     21,130   Citigroup, Inc.                                                                           1,446
     43,350   JPMorgan Chase & Co.                                                                      3,980
     36,750   U.S. Bancorp                                                                              1,940
                                                                                                     --------
                                                                                                       10,738
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (1.4%)
     20,900   Allstate Corp.                                                                         $  1,902
     11,400   Chubb Ltd.                                                                                1,670
     32,400   Progressive Corp.                                                                         1,527
     20,000   XL Group Ltd.                                                                               888
                                                                                                     --------
                                                                                                        5,987
                                                                                                     --------
              REGIONAL BANKS (0.7%)
     91,430   KeyCorp                                                                                   1,650
      9,700   PNC Financial Services Group, Inc.                                                        1,249
                                                                                                     --------
                                                                                                        2,899
                                                                                                     --------
              SPECIALIZED FINANCE (0.1%)
      3,100   CME Group, Inc.                                                                             380
                                                                                                     --------
              Total Financials                                                                         25,325
                                                                                                     --------
              HEALTH CARE (4.8%)
              ------------------
              BIOTECHNOLOGY (1.3%)
     32,100   AbbVie, Inc.                                                                              2,244
      5,300   Amgen, Inc.                                                                                 925
      1,100   Biogen, Inc.*                                                                               319
      5,000   Celgene Corp.*                                                                              677
     17,430   Gilead Sciences, Inc.                                                                     1,326
                                                                                                     --------
                                                                                                        5,491
                                                                                                     --------
              HEALTH CARE EQUIPMENT (1.1%)
     33,710   Hologic, Inc.*                                                                            1,490
     35,080   Medtronic plc                                                                             2,946
                                                                                                     --------
                                                                                                        4,436
                                                                                                     --------
              LIFE SCIENCES TOOLS & SERVICES (0.4%)
      9,650   Thermo Fisher Scientific, Inc.                                                            1,694
                                                                                                     --------
              MANAGED HEALTH CARE (0.6%)
     13,550   UnitedHealth Group, Inc.                                                                  2,599
                                                                                                     --------
              PHARMACEUTICALS (1.4%)
      5,220   Allergan plc                                                                              1,317
     30,500   Johnson & Johnson                                                                         4,048
     11,810   Merck & Co., Inc.                                                                           754
                                                                                                     --------
                                                                                                        6,119
                                                                                                     --------
              Total Health Care                                                                        20,339
                                                                                                     --------
              INDUSTRIALS (3.4%)
              ------------------
              AEROSPACE & DEFENSE (0.8%)
      4,150   Lockheed Martin Corp.                                                                     1,212
     12,400   Spirit AeroSystems Holdings, Inc. "A"                                                       749

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
     13,700   United Technologies Corp.                                                              $  1,625
                                                                                                     --------
                                                                                                        3,586
                                                                                                     --------
              AIR FREIGHT & LOGISTICS (0.3%)
      6,500   FedEx Corp.                                                                               1,352
                                                                                                     --------
              AIRLINES (0.4%)
     30,730   Southwest Airlines Co.                                                                    1,706
                                                                                                     --------
              BUILDING PRODUCTS (0.1%)
     11,750   Masco Corp.                                                                                 448
                                                                                                     --------
              CONSTRUCTION & ENGINEERING (0.2%)
     32,460   AECOM*                                                                                    1,035
                                                                                                     --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
      8,400   Wabtec Corp.                                                                                633
                                                                                                     --------
              INDUSTRIAL CONGLOMERATES (0.9%)
      9,320   Carlisle Companies, Inc.                                                                    910
     47,146   General Electric Co.                                                                      1,207
     12,850   Honeywell International, Inc.                                                             1,749
                                                                                                     --------
                                                                                                        3,866
                                                                                                     --------
              RAILROADS (0.5%)
      7,450   Canadian Pacific Railway Ltd.                                                             1,165
      8,330   Kansas City Southern                                                                        860
                                                                                                     --------
                                                                                                        2,025
                                                                                                     --------
              Total Industrials                                                                        14,651
                                                                                                     --------
              INFORMATION TECHNOLOGY (8.1%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.5%)
     64,600   Cisco Systems, Inc.                                                                       2,032
                                                                                                     --------
              DATA PROCESSING & OUTSOURCED SERVICES (0.8%)
     36,250   Visa, Inc. "A"                                                                            3,609
                                                                                                     --------
              INTERNET SOFTWARE & SERVICES (1.6%)
      6,140   Alphabet, Inc. "A"*                                                                       5,806
      7,080   Facebook, Inc. "A"*                                                                       1,198
                                                                                                     --------
                                                                                                        7,004
                                                                                                     --------
              IT CONSULTING & OTHER SERVICES (0.3%)
     14,650   DXC Technology Co.                                                                        1,148
                                                                                                     --------
              SEMICONDUCTOR EQUIPMENT (0.4%)
     11,260   Lam Research Corp.                                                                        1,796
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              SEMICONDUCTORS (0.8%)
      8,150   Broadcom Ltd.                                                                          $  2,010
     29,030   Maxim Integrated Products, Inc.                                                           1,319
                                                                                                     --------
                                                                                                        3,329
                                                                                                     --------
              SYSTEMS SOFTWARE (1.9%)
     71,950   Microsoft Corp.                                                                           5,231
     61,700   Oracle Corp.                                                                              3,080
                                                                                                     --------
                                                                                                        8,311
                                                                                                     --------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.8%)
     31,760   Apple, Inc.                                                                               4,723
     99,680   HP, Inc.                                                                                  1,904
     10,300   Western Digital Corp.                                                                       877
                                                                                                     --------
                                                                                                        7,504
                                                                                                     --------
              Total Information Technology                                                             34,733
                                                                                                     --------
              MATERIALS (0.4%)
              ----------------
              DIVERSIFIED CHEMICALS (0.2%)
     18,400   Dow Chemical Co.                                                                          1,182
                                                                                                     --------
              GOLD (0.1%)
     19,672   Hycroft Mining Corp.*(a),(b)                                                                  8
      7,800   Newmont Mining Corp.                                                                        290
                                                                                                     --------
                                                                                                          298
                                                                                                     --------
              PAPER PACKAGING (0.1%)
      3,450   Packaging Corp. of America                                                                  378
                                                                                                     --------
              Total Materials                                                                           1,858
                                                                                                     --------
              REAL ESTATE (0.1%)
              ------------------
              REITs - RETAIL (0.1%)
      2,600   Simon Property Group, Inc.                                                                  412
                                                                                                     --------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
     26,990   AT&T, Inc.                                                                                1,053
                                                                                                     --------
              UTILITIES (0.9%)
              ----------------
              ELECTRIC UTILITIES (0.8%)
      4,200   Duke Energy Corp.(c)                                                                        357
      8,350   Edison International                                                                        657
     20,000   Exelon Corp.                                                                                767
      9,450   NextEra Energy, Inc.                                                                      1,381
                                                                                                     --------
                                                                                                        3,162
                                                                                                     --------

================================================================================

18  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              MULTI-UTILITIES (0.1%)
      4,700   Sempra Energy                                                                          $    531
                                                                                                     --------
              Total Utilities                                                                           3,693
                                                                                                     --------
              Total Common Stocks (cost: $111,318)                                                    142,980
                                                                                                     --------

              PREFERRED STOCKS (0.8%)

              CONSUMER STAPLES (0.3%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.3%)
     30,000   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                881
      5,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(d)                  535
                                                                                                     --------
                                                                                                        1,416
                                                                                                     --------
              Total Consumer Staples                                                                    1,416
                                                                                                     --------
              ENERGY (0.1%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        800   Chesapeake Energy Corp., 5.75%, perpetual(d)                                                476
                                                                                                     --------
              FINANCIALS (0.3%)
              -----------------
              LIFE & HEALTH INSURANCE (0.2%)
     28,000   Delphi Financial Group, Inc., 4.37%, cumulative redeemable                                  562
                                                                                                     --------
              REGIONAL BANKS (0.1%)
        500   M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                     521
                                                                                                     --------
              REINSURANCE (0.0%)
        500   American Overseas Group Ltd., 4.80%, non-cumulative*(a),(b)                                 125
                                                                                                     --------
              Total Financials                                                                          1,208
                                                                                                     --------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
     20,000   Qwest Corp., 6.50%                                                                          506
                                                                                                     --------
              Total Preferred Stocks (cost: $3,914)                                                     3,606
                                                                                                     --------

              EXCHANGE-TRADED FUNDS (39.9%)

              COMMODITY-RELATED EXCHANGE-TRADED FUNDS (0.4%)
     45,000   United States Commodity Index Fund*                                                       1,770
                                                                                                     --------
              DOMESTIC EXCHANGE-TRADED FUNDS (3.2%)
     50,000   Powershares S&P Midcap Low Volatility Portfolio(e)                                        2,192
     50,000   Powershares S&P Smallcap Low Volatility Portfolio                                         2,210
     15,000   Vanguard Mid-Cap ETF                                                                      2,176
     39,000   Vanguard REIT ETF                                                                         3,286
     30,000   Vanguard Small-Cap Value ETF                                                              3,725
                                                                                                     --------
              Total Domestic Exchange-Traded Funds                                                     13,589
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              FIXED-INCOME EXCHANGE-TRADED FUNDS (4.3%)
     20,000   iShares iBoxx $ Investment Grade Corporate Bond ETF                                    $  2,422
    100,000   Vanguard Short-Term Corporate Bond ETF                                                    8,024
     95,000   Vanguard Total Bond Market ETF                                                            7,789
                                                                                                     --------
              Total Fixed-Income Exchange-Traded Funds                                                 18,235
                                                                                                     --------
              INTERNATIONAL EXCHANGE-TRADED FUNDS (32.0%)
    356,000   iShares Core MSCI EAFE ETF                                                               22,286
    418,824   iShares Core MSCI Emerging Markets ETF                                                   22,110
    302,000   iShares Currency Hedged MSCI EAFE ETF                                                     8,489
     16,000   iShares Edge MSCI Min Vol EAFE ETF                                                        1,128
     19,000   iShares Edge MSCI Min Vol Emerging Markets ETF                                            1,085
    305,771   iShares MSCI EAFE ETF                                                                    20,465
    245,000   PowerShares FTSE RAFI Emerging Markets Portfolio(e)                                       5,167
    310,300   Schwab Fundamental International Large Co. Index ETF                                      8,986
    835,000   Vanguard FTSE Developed Markets ETF                                                      35,496
    125,000   Vanguard FTSE Emerging Markets ETF                                                        5,376
     20,334   WisdomTree Emerging Markets SmallCap Dividend Fund                                          970
     68,000   WisdomTree Europe Hedged Equity Fund                                                      4,217
     36,637   WisdomTree India Earnings Fund                                                              969
                                                                                                     --------
              Total International Exchange-Traded Funds                                               136,744
                                                                                                     --------
              Total Exchange-Traded Funds (cost: $150,582)                                            170,338
                                                                                                     --------

              PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (0.2%)

              EXCHANGE-TRADED FUNDS (0.2%)
     41,000   VanEck Vectors Gold Miners ETF (cost: $1,032)
                                                                                                          937
                                                                                                     --------
              Total Equity Securities (cost: $266,846)                                                317,861
                                                                                                     --------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON
(000)          SECURITY                                                RATE            MATURITY
-------------------------------------------------------------------------------------------------------------
               BONDS (19.9%)

               CORPORATE OBLIGATIONS (2.9%)

               CONSUMER DISCRETIONARY (0.2%)
               -----------------------------
               DEPARTMENT STORES (0.1%)
$       398    Neiman Marcus Group Ltd., LLC(f)
                                                                       4.47%          10/25/2020          295
                                                                                                     --------

================================================================================

20  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)          SECURITY                                                RATE            MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               SPECIALTY STORES (0.1%)
$       300    Academy Sports(f),(g)                                   5.00%           7/01/2022     $    237
        400    Guitar Center, Inc.(d)                                  6.50            4/15/2019          359
                                                                                                     --------
                                                                                                          596
                                                                                                     --------
               Total Consumer Discretionary                                                               891
                                                                                                     --------
               CONSUMER STAPLES (0.1%)
               -----------------------
               FOOD RETAIL (0.1%)
        300    BI-LO, LLC & BI-LO Finance Corp.(d)                     9.25            2/15/2019          260
                                                                                                     --------
               ENERGY (0.2%)
               -------------
               OIL & GAS DRILLING (0.0%)
        782    Schahin II Finance Co. SPV Ltd.(h), (d)
                                                                       5.88            9/25/2023          105
                                                                                                     --------
               OIL & GAS STORAGE & TRANSPORTATION (0.2%)
        500    Energy Transfer Partners, LP                            4.19(i)        11/01/2066          440
        500    Enterprise TE Partners                                  3.98(i)         6/01/2067          486
        250    Tallgrass Energy Partners, LP & Tallgrass
                 Energy Finance Corp.(d)                               5.50            9/15/2024          257
                                                                                                     --------
                                                                                                        1,183
                                                                                                     --------
               Total Energy                                                                             1,288
                                                                                                     --------
               FINANCIALS (2.2%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
        350    Ares Capital Corp.                                      3.63            1/19/2022          356
        900    Prospect Capital Corp.                                  5.00            7/15/2019          925
                                                                                                     --------
                                                                                                        1,281
                                                                                                     --------
               LIFE & HEALTH INSURANCE (0.3%)
        205    Lincoln National Corp.                                  3.54(i)         5/17/2066          193
        600    Prudential Financial, Inc.                              5.63            6/15/2043          658
        400    StanCorp Financial Group, Inc.                          3.71(i)         6/01/2067          372
                                                                                                     --------
                                                                                                        1,223
                                                                                                     --------
               MULTI-LINE INSURANCE (0.2%)
      1,000    Nationwide Mutual Insurance Co.(d)                      3.54(i)        12/15/2024        1,001
                                                                                                     --------
               PROPERTY & CASUALTY INSURANCE (0.6%)
        700    Allstate Corp.                                          5.75            8/15/2053          773
        900    AmTrust Financial Services, Inc.                        6.13            8/15/2023          901
        100    AmTrust Financial Services, Inc.                        2.75           12/15/2044           79
        500    HSB Group, Inc.                                         2.21(i)         7/15/2027          421
        500    Oil Insurance Ltd.(d)                                   4.28(i)                 -(n)       457
                                                                                                     --------
                                                                                                        2,631
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)          SECURITY                                                RATE            MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               REGIONAL BANKS (0.8%)
$       500    Compass Bank                                            3.88%           4/10/2025     $    502
      1,000    Cullen/Frost Capital Trust II                           2.75(i)         3/01/2034          873
      1,000    Manufacturers & Traders Trust Co.                       1.84(i)        12/01/2021          993
      1,000    SunTrust Capital I                                      1.85(i)         5/15/2027          934
                                                                                                     --------
                                                                                                        3,302
                                                                                                     --------
               Total Financials                                                                         9,438
                                                                                                     --------
               REAL ESTATE (0.1%)
               ------------------
               REAL ESTATE DEVELOPMENT (0.1%)
        300    Crescent Communities, LLC & Crescent
                  Ventures, Inc.(d)                                    8.88           10/15/2021          317
                                                                                                     --------
               UTILITIES (0.1%)
               ----------------
               MULTI-UTILITIES (0.1%)
        225    WEC Energy Group, Inc.                                  3.29(i)         5/15/2067          219
                                                                                                     --------
               Total Corporate Obligations (cost: $12,106)                                             12,413
                                                                                                     --------

               EURODOLLAR AND YANKEE OBLIGATIONS (0.2%)

               FINANCIALS (0.1%)
               -----------------
               PROPERTY & CASUALTY INSURANCE (0.1%)
        250    QBE Capital Funding III Ltd.(d)                         7.25            5/24/2041          281
                                                                                                     --------
               MATERIALS (0.1%)
               ----------------
               COMMODITY CHEMICALS (0.1%)
        500    Braskem Finance Ltd.                                    6.45            2/03/2024          547
                                                                                                     --------
               Total Eurodollar and Yankee Obligations (cost: $761)                                       828
                                                                                                     --------

               ASSET-BACKED SECURITIES (0.2%)

               FINANCIALS (0.2%)
               -----------------
               ASSET-BACKED FINANCING (0.2%)
        350    Avis Budget Rental Car Funding AESOP, LLC(d)            2.96            7/20/2020          352
        233    Avis Budget Rental Car Funding AESOP, LLC(d)            3.75            7/20/2020          235
        200    Navient Student Loan Trust                              2.73(i)         8/25/2050          196
                                                                                                     --------
                                                                                                          783
                                                                                                     --------
               Total Financials                                                                           783
                                                                                                     --------
               Total Asset-Backed Securities (cost: $759)                                                 783
                                                                                                     --------
               COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

               FINANCIALS (0.1%)
               -----------------
        800    Structured Asset Mortgage Investments, Inc.
                 (cost: $772)                                           1.73(i)         7/19/2035         743
                                                                                                     --------

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)          SECURITY                                                RATE            MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               COMMERCIAL MORTGAGE SECURITIES (1.2%)

               FINANCIALS (1.2%)
               -----------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES (1.1%)
$       500    Banc of America Commercial Mortgage, Inc.               6.53%           2/10/2051     $    506
        925    Bear Stearns Commercial Mortgage Securities, Inc.(d)    5.66            9/11/2041          931
         83    Commercial Mortgage Trust                               5.38           12/10/2046           84
        900    FREMF Mortgage Trust(d)                                 3.56            8/25/2045          922
        395    GE Capital Commercial Mortgage Corp.                    5.90           11/10/2045          394
        275    GE Capital Commercial Mortgage Corp.                    5.61           12/10/2049          277
         61    GMAC Commercial Mortgage Securities, Inc.               4.97           12/10/2041           62
        250    GMAC Commercial Mortgage Securities, Inc.               4.98           12/10/2041          256
        506    J.P. Morgan Chase Commercial Mortgage
                   Securities Corp.                                    5.37            5/15/2047          506
        500    ML-CFC Commercial Mortgage Trust                        5.84            8/12/2049          499
                                                                                                     --------
                                                                                                        4,437
                                                                                                     --------
               INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES(0.1%)
      3,236    CSAIL Commercial Mortgage Trust(a)                      1.81            1/15/2049          360
      2,772    UBS Commercial Mortgage Trust(a),(d)                    2.27            5/10/2045          221
                                                                                                     --------
                                                                                                          581
                                                                                                     --------
               Total Financials                                                                         5,018
                                                                                                     --------
               Total Commercial Mortgage Securities (cost: $4,850)                                      5,018
                                                                                                     --------

               U.S. GOVERNMENT AGENCY ISSUES (5.0%)(j)

               FINANCIALS (5.0%)
               -----------------
               COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)
      1,000    Freddie Mac(+)                                          3.51            4/25/2030        1,050
                                                                                                     --------
               MORTGAGE-BACKED PASS-THROUGH SECURITIES (4.7%)
      1,761    Freddie Mac(+)                                          3.00            4/01/2046        1,766
      8,298    Freddie Mac(+)                                          3.00            6/01/2046        8,322
      2,943    Freddie Mac(+)                                          3.00            3/01/2047        2,952
      6,981    Freddie Mac(+)                                          3.50            4/01/2046        7,200
                                                                                                     --------
                                                                                                       20,240
                                                                                                     --------
               Total U.S. Government Agency Issues (cost: $21,557)                                     21,290
                                                                                                     --------

               U.S. TREASURY SECURITIES (10.2%)(M)

               BONDS (4.3%)
      4,300    3.15%, 8/15/2044 (STRIPS Principal)(k)                                                   1,929
      9,500    3.13%, 8/15/2044                                                                         9,937
      2,000    3.00%, 11/15/2044                                                                        2,043
      4,200    3.00%, 5/15/2045                                                                         4,286
                                                                                                     --------
                                                                                                       18,195
                                                                                                     --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)          SECURITY                                                RATE            MATURITY         (000)
-------------------------------------------------------------------------------------------------------------
               NOTES (5.9%)
$     5,000    1.13%, 2/28/2021                                                                       $ 4,912
      1,970    1.63%, 8/15/2022                                                                         1,949
        390    1.63%, 11/15/2022                                                                          385
     10,000    1.63%, 4/30/2023                                                                         9,820
      1,000    2.75%, 11/15/2023                                                                        1,044
        800    2.38%, 8/15/2024                                                                           814
      1,000    2.25%, 11/15/2024                                                                        1,008
      4,000    1.63%, 2/15/2026                                                                         3,810
      1,600    2.38%, 5/15/2027                                                                         1,612
                                                                                                     --------
                                                                                                       25,354
                                                                                                     --------
               Total U.S. Treasury Securities (cost: $42,743)                                          43,549
                                                                                                     --------

               CONVERTIBLE SECURITIES (0.1%)

               MATERIALS (0.1%)
               ----------------
        500    Pretium Resources, Inc.(d) (cost: $482)                 2.25%           3/15/2022          479
                                                                                                     --------
               Total Materials                                                                            479
                                                                                                     --------
               Total Bonds (cost: $84,030)                                                             85,103
                                                                                                     --------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
                MONEY MARKET INSTRUMENTS (5.5%)

                GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (5.5%)
 23,585,729     State Street Institutional Treasury Money Market Fund Premier Class, 0.92% (l)
                  (cost: $23,586)                                                                      23,586
                                                                                                     --------
                SHORT-TERM INVESTMENTS PURCHASED WITH
                CASH COLLATERAL FROM SECURITIES LOANED (0.2%)
                GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
     50,246     Federated Government Obligations Fund Institutional Class, 0.86%(l)                        50
      9,025     Goldman Sachs Financial Square Government Fund Institutional Class, 0.91%(l)                9
    500,219     Invesco Government & Agency Portfolio Institutional Class, 0.93%(l)                       500
     14,634     Morgan Stanley Institutional Liquidity Funds Government Portfolio
                  Institutional Class, 0.88%(l)                                                            15
         76     Western Asset Institutional Government Reserves Institutional Class, 0.90%(l)               -
                                                                                                     --------
                Total Short-Term Investments Purchased with Cash Collateral from
                  Securities Loaned (cost: $574)                                                          574
                                                                                                     --------

                TOTAL INVESTMENTS (COST: $375,036)                                                   $427,124
                                                                                                     ========

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                 LEVEL 1                LEVEL 2              LEVEL 3              TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                       $142,972               $      -                 $  8           $142,980
  Preferred Stocks                           -                  3,481                  125              3,606
  Exchange-Traded Funds                170,338                      -                    -            170,338

Precious Metals and
  Commodity-Related Securities:
  Exchange-Traded Funds                    937                     -                     -                937
Bonds:
  Corporate Obligations                      -                 12,413                    -             12,413
  Eurodollar and Yankee Obligations          -                    828                    -                828
  Asset-Backed Securities                    -                    783                    -                783
  Collateralized Mortgage Obligations        -                    743                    -                743
  Commercial Mortgage Securities             -                  5,018                    -              5,018
  U.S. Government Agency Issues              -                 21,290                    -             21,290
  U.S. Treasury Securities              41,620                  1,929                    -             43,549
  Convertible Securities                     -                    479                    -                479

Money Market Instruments:
  Government & U.S. Treasury
      Money Market Funds                23,586                     -                     -             23,586

Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
      Money Market Funds                   574                     -                     -                574
-------------------------------------------------------------------------------------------------------------
Total                                 $380,027               $46,964                  $133           $427,124
-------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

-------------------------------------------------------------------------------------------------------------
                                    RECONCILIATION OF LEVEL 3 INVESTMENTS
-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                             COMMON STOCKS        PREFERRED STOCKS
-------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                                       $15                    $125
Purchases                                                                           -                       -
Sales                                                                               -                       -
Transfers into Level 3                                                              -                       -
Transfers out of Level 3                                                            -                       -
Net realized gain (loss) on investments                                             -                       -
Change in net unrealized appreciation/(depreciation) of investments                (7)                      -
-------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2017                                                       $ 8                    $125
-------------------------------------------------------------------------------------------------------------

For the period of August 1, 2016, through July 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 33.6% of net assets at July 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by,

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

    mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    STRIPS Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at July 31, 2017, was $714,000, which represented 0.2% of the Fund's net assets.

    (b) Security was fair valued at July 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $133,000, which represented less than 0.1% of the Fund's net assets.

    (c) At July 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (e) The security, or a portion thereof, was out on loan as of July 31, 2017.

    (f) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

        sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (g) At July 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $237,000.

    (h) At July 31, 2017, the issuer was in default with respect to interest and/or principal payments.

    (i) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2017.

    (j) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

        preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (k) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (l) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

    (m) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at the time of issuance.

    (n) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $563) (cost of $375,036)                                           $427,124
   Receivables:
       Capital shares sold                                                                           292
       USAA Asset Management Company (Note 6C)                                                       176
       Dividends and interest                                                                        723
       Securities sold                                                                               538
       Other                                                                                           4
                                                                                                --------
           Total assets                                                                          428,857
                                                                                                --------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                              574
       Securities purchased                                                                          224
       Capital shares redeemed                                                                       501
       Bank overdraft                                                                                  2
   Accrued management fees                                                                           271
   Accrued transfer agent's fees                                                                      53
   Other accrued expenses and payables                                                               124
                                                                                                --------
           Total liabilities                                                                       1,749
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $427,108
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $364,190
   Accumulated undistributed net investment income                                                 1,212
   Accumulated net realized gain on investments                                                    9,618
   Net unrealized appreciation of investments                                                     52,088
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $427,108
                                                                                                ========
    Capital shares outstanding, no par value                                                      31,376
                                                                                                ========
    Net asset value, redemption price, and offering price per share                             $  13.61
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $15)                                              $ 6,602
   Interest                                                                                        3,418
   Securities lending (net)                                                                           13
                                                                                                 -------
       Total income                                                                               10,033
                                                                                                 -------
EXPENSES
   Management fees                                                                                 3,023
   Administration and servicing fees                                                                 604
   Transfer agent's fees                                                                           2,553
   Custody and accounting fees                                                                       145
   Postage                                                                                           176
   Shareholder reporting fees                                                                         59
   Trustees' fees                                                                                     32
   Registration fees                                                                                  35
   Professional fees                                                                                 157
   Other                                                                                              20
                                                                                                 -------
            Total expenses                                                                         6,804
   Expenses reimbursed                                                                            (1,258)
                                                                                                 -------
            Net expenses                                                                           5,546
                                                                                                 -------
NET INVESTMENT INCOME                                                                              4,487
                                                                                                 -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                                                12,851
       Long-term capital gain distributions from
            other investment companies                                                                 7
   Change in net unrealized appreciation/(depreciation)                                           24,442
                                                                                                 -------
            Net realized and unrealized gain                                                      37,300
                                                                                                 -------
   Increase in net assets resulting from operations                                              $41,787
                                                                                                 =======

See accompanying notes to financial statements.

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                           2017                     2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  4,487                 $  6,033
   Net realized gain on investments                                      12,851                    3,402
   Net realized gain on long-term capital gain
       distributions from other investment companies                          7                        -
   Change in net unrealized
       appreciation/(depreciation) of investments                        24,442                   (8,341)
                                                                       ---------------------------------
       Increase in net assets resulting from operations                  41,787                    1,094
                                                                       ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (6,055)                  (5,667)
   Net realized gains                                                    (5,358)                 (12,398)
                                                                       ---------------------------------
       Distributions to shareholders                                    (11,413)                 (18,065)
                                                                       ---------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                             70,431                   78,507
   Reinvested dividends                                                  11,357                   17,963
   Cost of shares redeemed                                              (74,553)                 (68,384)
                                                                       ---------------------------------
       Increase in net assets from capital share transactions             7,235                   28,086
                                                                       ---------------------------------
   Net increase in net assets                                            37,609                   11,115

NET ASSETS
   Beginning of year                                                    389,499                  378,384
                                                                       ---------------------------------
   End of year                                                         $427,108                 $389,499
                                                                       =================================
Accumulated undistributed net investment income:
   End of year                                                         $  1,212                 $  2,783
                                                                       =================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            5,473                    6,396
   Shares issued for dividends reinvested                                   907                    1,456
   Shares redeemed                                                       (5,784)                  (5,551)
                                                                       ---------------------------------
     Increase in shares outstanding                                         596                    2,301
                                                                       =================================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA First Start Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

34  | USAA FIRST START GROWTH FUND

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

        foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

================================================================================

36  | USAA FIRST START GROWTH FUND

================================================================================

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by a prior tender offer and last quoted price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

    from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, was $225,000.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of less than $3,000, which represents 0.5% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for partnership basis, REIT return of capital dividend, perpetual bond basis adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $3,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:


                                                 2017                    2016
                                            -----------------------------------
Ordinary income*                            $ 8,007,000             $ 8,837,000
Long-term realized capital gain               3,406,000               9,228,000
                                            -----------             -----------
  Total distributions paid                  $11,413,000             $18,065,000
                                            ===========             ===========

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                        7,102,000
Undistributed long-term capital gains                                 4,519,000
Unrealized appreciation of investments                               51,445,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis, hybrid interest accrual, and perpetual bonds adjustments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $150,350,000 and $149,140,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $375,672,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $55,350,000 and $3,898,000, respectively, resulting in net unrealized appreciation of $51,452,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $13,000, which is net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having a fair market value of approximately $563,000, and the value of the total collateral received was $574,000.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended July 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to that of the Lipper Flexible Portfolio Funds Index. The Lipper Flexible Portfolio Funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    Index tracks the total return performance of funds within the Lipper Flexible Portfolio Funds category.

    The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $3,023,000. For the year ended July 31, 2017, the Fund did not incur any performance adjustment.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $604,000.

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $9,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Fund to 1.38% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2017, the Fund incurred reimbursable expenses of $1,258,000, of which $176,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended July 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,553,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

46  | USAA FIRST START GROWTH FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED JULY 31,
                                           ------------------------------------------------------------------------
                                               2017            2016            2015            2014            2013
                                           ------------------------------------------------------------------------
Net asset value at beginning
  of period                                $  12.65        $  13.29        $  13.72        $  12.56        $  10.87
                                           ------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                         .14             .20             .18             .20             .23
  Net realized and unrealized
    gain (loss)                                1.18            (.22)            .35            1.31            1.69
                                           ------------------------------------------------------------------------
Total from investment
  operations                                   1.32            (.02)            .53            1.51            1.92
                                           ------------------------------------------------------------------------
Less distributions from:
  Net investment income                        (.19)           (.19)           (.18)           (.23)           (.23)
  Realized capital gains                       (.17)           (.43)           (.78)           (.12)              -
                                           ------------------------------------------------------------------------
Total distributions                            (.36)           (.62)           (.96)           (.35)           (.23)
                                           ------------------------------------------------------------------------
Net asset value at end
  of period                                $  13.61        $  12.65        $  13.29        $  13.72        $  12.56
                                           ========================================================================
Total return (%)*                             10.78             .04            3.95           12.16           17.90
Net assets at end of
  period (000)                             $427,108        $389,499        $378,384        $340,974        $278,214
Ratios to average net assets:**
  Expenses (%)(a)                              1.38            1.38            1.38            1.38            1.38
  Expenses, excluding
    reimbursements (%)(a)                      1.69            1.77            1.75            1.74            1.79
  Net investment income (%)                    1.11            1.64            1.45            1.53            2.01
Portfolio turnover (%)                           40(c)          101(b)           62              64              70

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $403,121,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                  -               -               -               -            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Reflects increased trading activity due to terminating subadviser and changes to asset allocation strategies.
(c) Reflects a return to normal trading levels after a prior year transition.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

48  | USAA FIRST START GROWTH FUND

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                            BEGINNING                ENDING              DURING PERIOD*
                                          ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2017 -
                                         FEBRUARY 1, 2017         JULY 31, 2017           JULY 31, 2017
                                         -----------------------------------------------------------------
Actual                                       $1,000.00              $1,076.70                 $7.11

Hypothetical
 (5% return before expenses)                  1,000.00               1,017.95                  6.90

*Expenses are equal to the Fund's annualized expense ratio of 1.38%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 7.67% for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

50  | USAA FIRST START GROWTH FUND

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including

================================================================================

                                                        ADVISORY AGREEMENT |  51

================================================================================

the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were above the median of its expense group and its expense universe. The Board took into account the various services

================================================================================

52  | USAA FIRST START GROWTH FUND

================================================================================

provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account management's discussion of the factors contributing to the level of Fund expenses and the Manager's current undertaking to maintain expense limitations with respect to the Fund, noting that the Manager reimbursed Fund expenses during the previous year. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2016, and that the Fund's performance was above the average of its performance universe and lower than its Lipper index for the ten-year period ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2016, and was in the top 40% of its performance universe for the ten-year period ended December 31, 2016. The Board took into account management's discussion of the Fund performance, and noted the termination of the Fund's subadviser in January 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of

================================================================================

                                                        ADVISORY AGREEMENT |  53

================================================================================

certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has also undertaken an expense limitation arrangement with the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangement by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA FIRST START GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

56  | USAA FIRST START GROWTH FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA FIRST START GROWTH FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

60  | USAA FIRST START GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

62  | USAA FIRST START GROWTH FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)               10%

   =============================================================================
   31711-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA GROWTH FUND]

 ============================================================

         ANNUAL REPORT
         USAA GROWTH FUND
         FUND SHARES o INSTITUTIONAL SHARES
         JULY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                    10

FINANCIAL INFORMATION

    Distributions to Shareholders                                             11

    Report of Independent Registered
      Public Accounting Firm                                                  12

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         19

    Financial Statements                                                      20

    Notes to Financial Statements                                             23

EXPENSE EXAMPLE                                                               39

ADVISORY AGREEMENT                                                            41

TRUSTEES' AND OFFICERS' INFORMATION                                           49

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in a diversified portfolio of equity securities selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Loomis, Sayles & Company, L.P.           Renaissance Investment Management

    AZIZ V. HAMZAOGULLARI, CFA               MICHAEL E. SCHROER, CFA
                                             PAUL A. RADOMSKI, CFA
                                             ANDY ENG, CFA

--------------------------------------------------------------------------------

o   PLEASE DISCUSS THE MARKET CONDITIONS DURING THE REPORTING PERIOD.

    U.S. stocks posted strong gains during the reporting period ended July 31, 2017, with most market sectors registering healthy returns. After declining slightly at the end of the third quarter of 2016, markets advanced in the fourth quarter of 2016, due primarily to the run-up in U.S. stocks following the November 2016 U.S. presidential election. The first quarter of 2017 largely extended the so-called "Trump rally," with steady equity gains tapering off after mid-March 2017. Most major economies, including the United States, saw solid growth throughout the reporting period. The overall positive trend prompted the Federal Reserve (the Fed) to continue to modestly raise interest rates and to set expectations for additional interest rate increases in 2017. Energy was the only sector to post negative returns as oil prices declined amid reports of large U.S. oil reserves. Continued solid corporate earnings and healthy economic reports outweighed negative news events, including terror attacks and a worrisome outlook for trading relationships among some nations. The United States experienced some weakening growth reports in the second quarter of 2017, but employment gains continued to be favorable. In July 2017, the Fed indicated that despite weak inflation readings, it is ready to consider unwinding its stimulus program and paring back its balance sheet.

o   HOW DID THE USAA GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2017, the Fund Shares

================================================================================

2  | USAA GROWTH FUND

================================================================================

    and Institutional Shares had total returns of 18.04% and 18.14%, respectively. This compares to returns of 18.05% for the Russell 1000(R) Growth Index (the Index) and 19.63% for the Lipper Large-Cap Growth Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Loomis, Sayles & Company, L.P. (Loomis Sayles) and Renaissance Investment Management (Renaissance) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID LOOMIS SAYLES' PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    The Loomis Sayles portion of the Fund posted positive returns that outperformed the Index during the reporting period. Through their proprietary, bottom-up research framework, Loomis Sayles looks to invest in high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Stock selection in the consumer discretionary, consumer staples and industrials sectors, as well as allocations to the information technology, consumer discretionary, financials and health care sectors contributed positively to relative performance. Stock selection in health care, information technology, energy and financials, as well as allocations to consumer staples, energy and industrials detracted from returns. Top individual contributors included Alibaba Group Holding Ltd ADR (Alibaba), Facebook, Inc. "A", and Amazon.com, Inc. Alibaba reported strong financial results during the reporting period, as revenue growth consistently exceeded consensus expectations, accelerating to the fastest rate of growth since the company's initial public offering. The largest detractors included Novo Nordisk A/S ADR (Novo), QUALCOMM, Inc. and Schlumberger Ltd. Novo, a Denmark-based pharmaceutical company, reported positive but slowing growth due to increased competition and pricing pressures in the U.S. diabetes market.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    During the reporting period, Loomis Sayles initiated a position in Deere & Co. and acquired and subsequently added to a position in Yum China Holdings, Inc., which was a spinoff from existing portfolio holding Yum! Brands. Loomis Sayles sold its positions in ARM Holdings and SABMiller, both of which were acquired by other companies, as well as a position in Greenhill & Co. as its investment thesis did not materialize.

o   HOW DID RENAISSANCE'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    Renaissance's portion of the portfolio outperformed the Index over the reporting period, with strong relative performance in the industrials, financials and technology sectors. Weak relative returns were reported within consumer discretionary and health care sectors. Within energy, returns benefited from an underweight, while strong performance from several holdings, including Boeing Co., Rockwell Automation, Inc., and Southwest Airlines Co., drove outperformance in the industrials sector. Sector allocation was positive, as underweights in real estate and consumer staples contributed to performance. Unfavorable stock selection within consumer staples more than offset the benefit of an underweight in the sector, driven by holdings in AutoZone, Inc. and Kroger Co. (both positions were sold in June 2017). In addition, holdings in technology were some of the top performers, with positions in Western Digital Corp. (WDC) and Lam Research Corp. (LRCX). WDC continues to benefit from the growth of their next-generation flash memory products, while LRCX's earnings continue to be driven by significant demand for next-generation memory equipment, as well as expanding semiconductor applications.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging-market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAAX)

----------------------------------------------------------------------------------------------------
                                                                       7/31/17           7/31/16
----------------------------------------------------------------------------------------------------
Net Assets                                                           $1.4 Billion      $1.1 Billion
Net Asset Value Per Share                                               $28.65            $25.53

----------------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
----------------------------------------------------------------------------------------------------
    1 YEAR                                   5 YEARS                                    10 YEARS
    18.04%                                    17.30%                                      8.16%

----------------------------------------------------------------------------------------------------
                                    EXPENSE RATIO AS OF 7/31/16*
----------------------------------------------------------------------------------------------------
                                                1.11%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                              LIPPER LARGE-CAP
                     RUSSELL 1000         USAA GROWTH          GROWTH FUNDS
                     GROWTH INDEX         FUND SHARES             INDEX
 7/31/2007           $10,000.00           $10,000.00            $10,000.00
 8/31/2007            10,159.34            10,181.00             10,164.79
 9/30/2007            10,584.92            10,880.00             10,784.85
10/31/2007            10,945.17            11,541.00             11,266.79
11/30/2007            10,541.98            11,029.00             10,807.46
12/31/2007            10,503.86            11,310.00             10,816.90
 1/31/2008             9,684.81             9,906.00              9,891.28
 2/29/2008             9,492.46             9,688.00              9,685.22
 3/31/2008             9,434.66             9,694.00              9,602.81
 4/30/2008             9,929.98            10,287.00             10,194.57
 5/31/2008            10,293.95            10,574.00             10,472.92
 6/30/2008             9,552.56             9,894.00              9,702.42
 7/31/2008             9,370.94             9,576.00              9,510.98
 8/31/2008             9,471.84             9,482.00              9,536.37
 9/30/2008             8,374.96             8,178.00              8,314.00
10/31/2008             6,900.47             6,762.00              6,861.98
11/30/2008             6,351.68             6,126.00              6,173.62
12/31/2008             6,466.48             6,197.00              6,339.46
 1/31/2009             6,155.41             5,978.00              6,011.74
 2/28/2009             5,692.35             5,559.00              5,619.61
 3/31/2009             6,200.08             5,953.00              6,102.54
 4/30/2009             6,795.33             6,340.00              6,749.12
 5/31/2009             7,132.18             6,597.00              7,118.62
 6/30/2009             7,211.97             6,591.00              7,121.41
 7/31/2009             7,724.21             6,953.00              7,658.03
 8/31/2009             7,884.40             7,072.00              7,809.11
 9/30/2009             8,219.77             7,403.00              8,184.13
10/31/2009             8,108.44             7,228.00              8,022.20
11/30/2009             8,606.56             7,647.00              8,506.08
12/31/2009             8,872.57             7,924.00              8,780.09
 1/31/2010             8,485.41             7,442.00              8,320.09
 2/28/2010             8,777.02             7,798.00              8,615.24
 3/31/2010             9,284.71             8,293.00              9,156.36
 4/30/2010             9,388.45             8,368.00              9,250.54
 5/31/2010             8,671.73             7,742.00              8,507.41
 6/30/2010             8,194.21             7,310.00              8,017.79
 7/31/2010             8,778.72             7,836.00              8,561.60
 8/31/2010             8,368.85             7,341.00              8,141.29
 9/30/2010             9,259.71             8,255.00              9,013.98
10/31/2010             9,701.96             8,675.00              9,487.36
11/30/2010             9,814.63             8,775.00              9,582.31
12/31/2010            10,355.23             9,212.00             10,108.09
 1/31/2011            10,618.76             9,299.00             10,307.54
 2/28/2011            10,966.28             9,487.00             10,586.44
 3/31/2011            10,979.67             9,562.00             10,591.77
 4/30/2011            11,347.37             9,925.00             10,912.94
 5/31/2011            11,223.83             9,832.00             10,780.12
 6/30/2011            11,062.86             9,669.00             10,637.42
 7/31/2011            10,951.97             9,456.00             10,580.50
 8/31/2011            10,373.98             8,842.00              9,869.14
 9/30/2011             9,609.58             8,210.00              9,007.87
10/31/2011            10,664.13             9,224.00             10,089.02
11/30/2011            10,663.10             9,111.00              9,964.85
12/31/2011            10,628.82             9,027.00              9,814.50
 1/31/2012            11,263.27             9,599.00             10,487.26
 2/29/2012            11,801.93             9,970.00             11,104.90
 3/31/2012            12,190.12            10,290.00             11,497.31
 4/30/2012            12,171.29            10,208.00             11,412.79
 5/31/2012            11,390.54             9,467.00             10,537.77
 6/30/2012            11,699.83             9,762.00             10,771.17
 7/31/2012            11,856.67             9,869.00             10,787.82
 8/31/2012            12,175.66            10,215.00             11,192.97
 9/30/2012            12,414.44            10,460.00             11,467.81
10/31/2012            12,052.11            10,202.00             11,069.12
11/30/2012            12,253.92            10,554.00             11,315.41
12/31/2012            12,250.54            10,646.00             11,376.78
 1/31/2013            12,775.59            11,308.00             11,867.85
 2/28/2013            12,934.56            11,415.00             11,931.25
 3/31/2013            13,419.78            11,680.00             12,306.42
 4/30/2013            13,704.64            11,831.00             12,465.93
 5/31/2013            13,959.23            12,216.00             12,794.45
 6/30/2013            13,696.55            12,021.00             12,535.22
 7/31/2013            14,422.76            12,645.00             13,318.97
 8/31/2013            14,175.58            12,361.00             13,158.86
 9/30/2013            14,807.29            12,954.00             13,911.20
10/31/2013            15,462.30            13,503.00             14,494.63
11/30/2013            15,898.48            13,906.00             14,927.86
12/31/2013            16,352.61            14,439.00             15,405.35
 1/31/2014            15,886.43            14,064.00             15,037.60
 2/28/2014            16,704.14            14,756.00             15,900.10
 3/31/2014            16,535.68            14,655.00             15,388.20
 4/30/2014            16,536.36            14,534.00             15,120.62
 5/31/2014            17,051.70            15,004.00             15,669.59
 6/30/2014            17,384.02            15,303.00             16,053.41
 7/31/2014            17,117.91            15,011.00             15,887.12
 8/31/2014            17,902.22            15,684.00             16,546.45
 9/30/2014            17,642.52            15,481.00             16,257.90
10/31/2014            18,107.43            15,907.00             16,733.19
11/30/2014            18,681.23            16,657.00             17,154.68
12/31/2014            18,486.60            16,576.00             16,997.79
 1/31/2015            18,203.52            16,208.00             16,721.14
 2/28/2015            19,416.88            17,263.00             17,775.70
 3/31/2015            19,196.05            17,032.00             17,583.21
 4/30/2015            19,292.19            17,039.00             17,579.26
 5/31/2015            19,563.75            17,311.00             17,916.30
 6/30/2015            19,219.10            16,930.00             17,748.79
 7/31/2015            19,870.83            17,638.00             18,379.04
 8/31/2015            18,664.10            16,535.00             17,170.90
 9/30/2015            18,202.39            16,188.00             16,585.86
10/31/2015            19,769.72            17,631.00             18,031.68
11/30/2015            19,825.22            17,733.00             18,130.05
12/31/2015            19,534.28            17,509.00             17,951.66
 1/31/2016            18,443.74            16,426.00             16,523.95
 2/29/2016            18,435.87            16,317.00             16,261.19
 3/31/2016            19,679.21            17,422.00             17,189.94
 4/30/2016            19,499.51            17,400.00             17,174.97
 5/31/2016            19,878.17            17,829.00             17,593.47
 6/30/2016            19,800.10            17,589.00             17,246.42
 7/31/2016            20,734.70            18,563.00             18,235.30
 8/31/2016            20,631.69            18,687.00             18,215.18
 9/30/2016            20,707.16            18,811.00             18,404.36
10/31/2016            20,220.89            18,345.00             17,981.82
11/30/2016            20,660.86            18,607.00             18,043.21
12/31/2016            20,916.63            18,631.00             18,048.80
 1/31/2017            21,621.49            19,204.00             18,897.84
 2/28/2017            22,519.55            19,931.00             19,612.32
 3/31/2017            22,780.02            20,175.00             19,901.40
 4/30/2017            23,301.00            20,596.00             20,477.86
 5/31/2017            23,906.89            21,208.00             21,183.53
 6/30/2017            23,843.91            21,338.00             21,157.01
 7/31/2017            24,477.66            21,912.00             21,815.26

                                   [END CHART]

                       Data from 7/31/07 through 7/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA GROWTH FUND

================================================================================

USAA GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIGRX)

----------------------------------------------------------------------------------------------------
                                                                       7/31/17           7/31/16
----------------------------------------------------------------------------------------------------
Net Assets                                                           $1.3 Billion      $1.0 Billion
Net Asset Value Per Share                                               $28.59            $25.48

----------------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
----------------------------------------------------------------------------------------------------
    1 YEAR                            5 YEARS                            SINCE INCEPTION 8/01/08
    18.14%                            17.35%                                      9.80%

----------------------------------------------------------------------------------------------------
                                    EXPENSE RATIO AS OF 7/31/16*
----------------------------------------------------------------------------------------------------
                                                1.02%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                LIPPER LARGE-CAP
                    RUSSELL 1000         USAA GROWTH FUND         GROWTH FUNDS
                    GROWTH INDEX       INSTITUTIONAL SHARES         INDEX
 7/31/2008          $10,000.00             $10,000.00             $10,000.00
 8/31/2008           10,107.67               9,980.00              10,026.70
 9/30/2008            8,937.16               8,608.00               8,741.47
10/31/2008            7,363.69               7,118.00               7,214.80
11/30/2008            6,778.06               6,448.00               6,491.05
12/31/2008            6,900.56               6,520.00               6,665.41
 1/31/2009            6,568.61               6,290.00               6,320.85
 2/28/2009            6,074.46               5,855.00               5,908.55
 3/31/2009            6,616.28               6,270.00               6,416.31
 4/30/2009            7,251.49               6,672.00               7,096.14
 5/31/2009            7,610.95               6,942.00               7,484.63
 6/30/2009            7,696.10               6,942.00               7,487.57
 7/31/2009            8,242.73               7,324.00               8,051.78
 8/31/2009            8,413.67               7,449.00               8,210.62
 9/30/2009            8,771.55               7,798.00               8,604.93
10/31/2009            8,652.74               7,613.00               8,434.68
11/30/2009            9,184.30               8,055.00               8,943.43
12/31/2009            9,468.18               8,348.00               9,231.53
 1/31/2010            9,055.02               7,840.00               8,747.88
 2/28/2010            9,366.21               8,216.00               9,058.20
 3/31/2010            9,907.98               8,744.00               9,627.15
 4/30/2010           10,018.69               8,823.00               9,726.17
 5/31/2010            9,253.85               8,163.00               8,944.83
 6/30/2010            8,744.28               7,702.00               8,430.03
 7/31/2010            9,368.02               8,262.00               9,001.80
 8/31/2010            8,930.64               7,741.00               8,559.89
 9/30/2010            9,881.30               8,705.00               9,477.45
10/31/2010           10,353.23               9,153.00               9,975.17
11/30/2010           10,473.47               9,259.00              10,075.00
12/31/2010           11,050.36               9,716.00              10,627.81
 1/31/2011           11,331.58               9,815.00              10,837.52
 2/28/2011           11,702.43              10,013.00              11,130.76
 3/31/2011           11,716.72              10,093.00              11,136.36
 4/30/2011           12,109.10              10,476.00              11,474.04
 5/31/2011           11,977.27              10,377.00              11,334.40
 6/30/2011           11,805.49              10,205.00              11,184.36
 7/31/2011           11,687.16               9,980.00              11,124.51
 8/31/2011           11,070.37               9,340.00              10,376.57
 9/30/2011           10,254.66               8,672.00               9,471.02
10/31/2011           11,380.00               9,742.00              10,607.76
11/30/2011           11,378.90               9,624.00              10,477.21
12/31/2011           11,342.31               9,535.00              10,319.13
 1/31/2012           12,019.35              10,138.00              11,026.47
 2/29/2012           12,594.18              10,530.00              11,675.87
 3/31/2012           13,008.42              10,868.00              12,088.46
 4/30/2012           12,988.33              10,782.00              11,999.59
 5/31/2012           12,155.17              10,006.00              11,079.58
 6/30/2012           12,485.22              10,311.00              11,324.98
 7/31/2012           12,652.59              10,424.00              11,342.50
 8/31/2012           12,993.00              10,789.00              11,768.48
 9/30/2012           13,247.80              11,054.00              12,057.45
10/31/2012           12,861.15              10,775.00              11,638.26
11/30/2012           13,076.51              11,154.00              11,897.21
12/31/2012           13,072.90              11,249.00              11,961.73
 1/31/2013           13,633.19              11,950.00              12,478.05
 2/28/2013           13,802.84              12,064.00              12,544.72
 3/31/2013           14,320.63              12,337.00              12,939.17
 4/30/2013           14,624.61              12,504.00              13,106.89
 5/31/2013           14,896.29              12,905.00              13,452.29
 6/30/2013           14,615.98              12,698.00              13,179.73
 7/31/2013           15,390.94              13,365.00              14,003.79
 8/31/2013           15,127.16              13,065.00              13,835.45
 9/30/2013           15,801.28              13,686.00              14,626.46
10/31/2013           16,500.26              14,267.00              15,239.89
11/30/2013           16,965.72              14,694.00              15,695.40
12/31/2013           17,450.34              15,253.00              16,197.44
 1/31/2014           16,952.86              14,863.00              15,810.78
 2/28/2014           17,825.47              15,590.00              16,717.63
 3/31/2014           17,645.70              15,482.00              16,179.41
 4/30/2014           17,646.42              15,361.00              15,898.07
 5/31/2014           18,196.36              15,852.00              16,475.27
 6/30/2014           18,550.98              16,168.00              16,878.82
 7/31/2014           18,267.01              15,859.00              16,703.98
 8/31/2014           19,103.97              16,572.00              17,397.21
 9/30/2014           18,826.84              16,357.00              17,093.82
10/31/2014           19,322.96              16,808.00              17,593.56
11/30/2014           19,935.27              17,595.00              18,036.71
12/31/2014           19,727.58              17,513.00              17,871.76
 1/31/2015           19,425.49              17,130.00              17,580.88
 2/28/2015           20,720.31              18,241.00              18,689.66
 3/31/2015           20,484.66              17,996.00              18,487.27
 4/30/2015           20,587.24              18,010.00              18,483.12
 5/31/2015           20,877.03              18,298.00              18,837.50
 6/30/2015           20,509.25              17,895.00              18,661.37
 7/31/2015           21,204.73              18,645.00              19,324.03
 8/31/2015           19,917.00              17,477.00              18,053.77
 9/30/2015           19,424.29              17,116.00              17,438.65
10/31/2015           21,096.84              18,645.00              18,958.81
11/30/2015           21,156.05              18,753.00              19,062.23
12/31/2015           20,845.59              18,514.00              18,874.68
 1/31/2016           19,681.84              17,374.00              17,373.55
 2/29/2016           19,673.44              17,266.00              17,097.29
 3/31/2016           21,000.24              18,430.00              18,073.79
 4/30/2016           20,808.48              18,407.00              18,058.04
 5/31/2016           21,212.56              18,869.00              18,498.06
 6/30/2016           21,129.25              18,607.00              18,133.17
 7/31/2016           22,126.59              19,640.00              19,172.89
 8/31/2016           22,016.66              19,771.00              19,151.74
 9/30/2016           22,097.20              19,910.00              19,350.65
10/31/2016           21,578.29              19,416.00              18,906.38
11/30/2016           22,047.80              19,694.00              18,970.93
12/31/2016           22,320.73              19,720.00              18,976.81
 1/31/2017           23,072.91              20,329.00              19,869.50
 2/28/2017           24,031.25              21,100.00              20,620.72
 3/31/2017           24,309.21              21,359.00              20,924.66
 4/30/2017           24,865.16              21,806.00              21,530.76
 5/31/2017           25,511.72              22,455.00              22,272.72
 6/30/2017           25,444.51              22,593.00              22,244.83
 7/31/2017           26,120.81              23,202.00              22,936.92

                                   [END CHART]

                       Data from 7/31/08 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/17 o
                                (% of Net Assets)

Facebook, Inc. "A" .......................................................  5.0%
Amazon.com, Inc. .........................................................  4.1%
Alibaba Group Holdings Ltd. ADR ..........................................  4.1%
Oracle Corp. .............................................................  3.6%
Visa, Inc. "A" ...........................................................  3.1%
Cisco Systems, Inc. ......................................................  2.6%
Microsoft Corp. ..........................................................  2.4%
Alphabet, Inc. "A" .......................................................  2.4%
Monster Beverage Corp. ...................................................  2.3%
Autodesk, Inc. ...........................................................  2.3%

                        o SECTOR ALLOCATION* - 7/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     40.0%
HEALTH CARE                                                                17.2%
CONSUMER DISCRETIONARY                                                     12.7%
INDUSTRIALS                                                                10.8%
CONSUMER STAPLES                                                            8.9%
FINANCIALS                                                                  6.3%
ENERGY                                                                      1.7%
MATERIALS                                                                   0.6%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-18.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                       NUMBER OF SHARES VOTING
------------------------------------------------------------------------
TRUSTEES                            FOR                  VOTES WITHHELD
------------------------------------------------------------------------
Daniel S. McNamara             9,689,863,032               376,756,871
Robert L. Mason, Ph.D.         9,714,117,381               352,502,522
Jefferson C. Boyce             9,717,710,105               348,909,798
Dawn M. Hawley                 9,714,577,808               352,042,095
Paul L. McNamara               9,668,206,065               398,413,838
Richard Y. Newton III          9,665,513,520               401,106,382
Barbara B. Ostdiek, Ph.D.      9,715,801,431               350,818,472
Michael F. Reimherr            9,711,558,498               355,061,405

================================================================================

10  | USAA GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

         DIVIDEND RECEIVED               LONG-TERM
       DEDUCTION (CORPORATE             CAPITAL GAIN       QUALIFIED INTEREST
          SHAREHOLDERS)(1)            DISTRIBUTIONS(2)           INCOME
       ----------------------------------------------------------------------
               100%                     $96,643,000              $44,000
       ----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

12  | USAA GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.2%)

              COMMON STOCKS (98.2%)

              CONSUMER DISCRETIONARY (12.7%)
              ------------------------------
              ADVERTISING (0.6%)
    701,844   Interpublic Group of Companies, Inc.                                                $   15,167
                                                                                                  ----------
              APPAREL RETAIL (0.5%)
    229,192   Ross Stores, Inc.                                                                       12,679
                                                                                                  ----------
              AUTOMOTIVE RETAIL (0.5%)
     72,853   O'Reilly Automotive, Inc.*                                                              14,884
                                                                                                  ----------
              BROADCASTING (1.3%)
    598,147   Discovery Communications, Inc. "A"*                                                     14,714
    218,489   Scripps Networks Interactive "A"                                                        19,098
                                                                                                  ----------
                                                                                                      33,812
                                                                                                  ----------
              CABLE & SATELLITE (0.7%)
    437,807   Comcast Corp. "A"                                                                       17,709
                                                                                                  ----------
              GENERAL MERCHANDISE STORES (0.6%)
    217,296   Dollar General Corp.                                                                    16,332
                                                                                                  ----------
              HOME IMPROVEMENT RETAIL (0.6%)
    114,646   Home Depot, Inc.                                                                        17,151
                                                                                                  ----------
              HOTELS, RESORTS & CRUISE LINES (0.7%)
    275,307   Carnival Corp.                                                                          18,385
                                                                                                  ----------
              INTERNET & DIRECT MARKETING RETAIL (4.1%)
    111,489   Amazon.com, Inc.*                                                                      110,127
                                                                                                  ----------
              RESTAURANTS (2.6%)
    210,887   Darden Restaurants, Inc.                                                                17,689
    608,037   Yum China Holdings, Inc.*                                                               21,762
    416,643   Yum! Brands, Inc.                                                                       31,448
                                                                                                  ----------
                                                                                                      70,899
                                                                                                  ----------
              SPECIALTY STORES (0.5%)
    342,558   Dick's Sporting Goods, Inc.                                                             12,791
                                                                                                  ----------
              Total Consumer Discretionary                                                           339,936
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (8.9%)
              -----------------------
              DRUG RETAIL (0.6%)
    210,662   CVS Health Corp.                                                                    $   16,838
                                                                                                  ----------
              HOUSEHOLD PRODUCTS (1.9%)
    566,149   Procter & Gamble Co.                                                                    51,418
                                                                                                  ----------
              PACKAGED FOODS & MEAT (2.1%)
  3,648,385   Danone ADR                                                                              54,397
                                                                                                  ----------
              SOFT DRINKS (4.3%)
  1,131,619   Coca-Cola Co.                                                                           51,873
  1,189,565   Monster Beverage Corp.*                                                                 62,750
                                                                                                  ----------
                                                                                                     114,623
                                                                                                  ----------
              Total Consumer Staples                                                                 237,276
                                                                                                  ----------
              ENERGY (1.7%)
              -------------
              OIL & GAS EQUIPMENT & SERVICES (1.7%)
    669,856   Schlumberger Ltd.                                                                       45,952
                                                                                                  ----------
              FINANCIALS (6.3%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (2.5%)
    865,674   SEI Investments Co.                                                                     48,920
    228,484   T. Rowe Price Group, Inc.                                                               18,900
                                                                                                  ----------
                                                                                                      67,820
                                                                                                  ----------
              CONSUMER FINANCE (1.5%)
    480,479   American Express Co.                                                                    40,951
                                                                                                  ----------
              FINANCIAL EXCHANGES & DATA (1.0%)
    151,419   FactSet Research Systems, Inc.                                                          25,320
                                                                                                  ----------
              INVESTMENT BANKING & BROKERAGE (0.6%)
    377,441   Charles Schwab Corp.                                                                    16,192
                                                                                                  ----------
              LIFE & HEALTH INSURANCE (0.7%)
    157,350   Prudential Financial, Inc.                                                              17,817
                                                                                                  ----------
              Total Financials                                                                       168,100
                                                                                                  ----------
              HEALTH CARE (17.2%)
              --------------------
              BIOTECHNOLOGY (5.8%)
    278,511   Amgen, Inc.                                                                             48,603
     61,140   Biogen, Inc.*                                                                           17,706
    128,342   Celgene Corp.*                                                                          17,379
    246,133   Gilead Sciences, Inc.                                                                   18,728
    104,921   Regeneron Pharmaceuticals, Inc.*                                                        51,581
                                                                                                  ----------
                                                                                                     153,997
                                                                                                  ----------

================================================================================

14  | USAA GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              HEALTH CARE DISTRIBUTORS (0.6%)
    105,641   McKesson Corp.                                                                      $   17,100
                                                                                                  ----------
              HEALTH CARE EQUIPMENT (2.0%)
    407,871   Hologic, Inc.*                                                                          18,032
    376,168   Varian Medical Systems, Inc.*                                                           36,533
                                                                                                  ----------
                                                                                                      54,565
                                                                                                  ----------
              HEALTH CARE SERVICES (0.6%)
    256,044   Express Scripts Holding Co.*                                                            16,039
                                                                                                  ----------
              HEALTH CARE TECHNOLOGY (1.5%)
    599,234   Cerner Corp.*                                                                           38,573
                                                                                                  ----------
              MANAGED HEALTH CARE (2.8%)
    125,074   Aetna, Inc.                                                                             19,300
     92,895   Anthem, Inc.                                                                            17,298
    111,693   Cigna Corp.                                                                             19,386
     92,405   UnitedHealth Group, Inc.                                                                17,724
                                                                                                  ----------
                                                                                                      73,708
                                                                                                  ----------
              PHARMACEUTICALS (3.9%)
    329,355   Merck & Co., Inc.                                                                       21,039
    392,128   Novartis AG ADR                                                                         33,409
  1,192,021   Novo Nordisk A/S ADR                                                                    50,542
                                                                                                  ----------
                                                                                                     104,990
                                                                                                  ----------
              Total Health Care                                                                      458,972
                                                                                                  ----------
              INDUSTRIALS (10.8%)
              -------------------
              AEROSPACE & DEFENSE (0.8%)
     85,603   Boeing Co.                                                                              20,755
                                                                                                  ----------
              AGRICULTURAL & FARM MACHINERY (1.7%)
    355,717   Deere & Co.                                                                             45,631
                                                                                                  ----------
              AIR FREIGHT & LOGISTICS (3.3%)
    831,258   Expeditors International of Washington, Inc.                                            48,945
    355,165   United Parcel Service, Inc. "B"                                                         39,171
                                                                                                  ----------
                                                                                                      88,116
                                                                                                  ----------
              AIRLINES (1.2%)
    171,730   Alaska Air Group, Inc.                                                                  14,636
    308,081   Southwest Airlines Co.                                                                  17,102
                                                                                                  ----------
                                                                                                      31,738
                                                                                                  ----------
              BUILDING PRODUCTS (0.7%)
    480,611   Masco Corp.                                                                             18,326
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.7%)
    103,811   Cummins, Inc.                                                                       $   17,430
                                                                                                  ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
    103,366   Rockwell Automation, Inc.                                                               17,058
                                                                                                  ----------
              INDUSTRIAL MACHINERY (1.2%)
    117,164   Illinois Tool Works, Inc.                                                               16,486
    116,524   Stanley Black & Decker, Inc.                                                            16,394
                                                                                                  ----------
                                                                                                      32,880
                                                                                                  ----------
              RAILROADS (0.6%)
    152,542   Union Pacific Corp.                                                                     15,706
                                                                                                  ----------
              Total Industrials                                                                      287,640
                                                                                                  ----------
              INFORMATION TECHNOLOGY (40.0%)
              ------------------------------
              APPLICATION SOFTWARE (4.2%)
    118,498   Adobe Systems, Inc.*                                                                    17,359
    556,801   Autodesk, Inc.*                                                                         61,688
    198,627   Citrix Systems, Inc.*                                                                   15,687
    243,903   Synopsys, Inc.*                                                                         18,676
                                                                                                  ----------
                                                                                                     113,410
                                                                                                  ----------
              COMMUNICATIONS EQUIPMENT (3.8%)
  2,245,730   Cisco Systems, Inc.                                                                     70,628
    133,604   F5 Networks, Inc.*                                                                      16,133
    580,671   Juniper Networks, Inc.                                                                  16,230
                                                                                                  ----------
                                                                                                     102,991
                                                                                                  ----------
              DATA PROCESSING & OUTSOURCED SERVICES (4.5%)
    134,978   Automatic Data Processing, Inc.                                                         16,050
    326,733   Total System Services, Inc.                                                             20,735
    837,850   Visa, Inc. "A"                                                                          83,416
                                                                                                  ----------
                                                                                                     120,201
                                                                                                  ----------
              HOME ENTERTAINMENT SOFTWARE (0.7%)
    156,564   Electronic Arts, Inc.*                                                                  18,277
                                                                                                  ----------
              INTERNET SOFTWARE & SERVICES (13.4%)
    708,800   Alibaba Group Holding Ltd. ADR*                                                        109,829
     67,788   Alphabet, Inc. "A"*                                                                     64,093
     53,630   Alphabet, Inc. "C"*                                                                     49,903
    787,689   Facebook, Inc. "A"*                                                                    133,316
                                                                                                  ----------
                                                                                                     357,141
                                                                                                  ----------
              IT CONSULTING & OTHER SERVICES (0.5%)
     94,717   International Business Machines Corp.                                                   13,703
                                                                                                  ----------

================================================================================

16  | USAA GROWTH FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              SEMICONDUCTOR EQUIPMENT (1.3%)
    373,830   Applied Materials, Inc.                                                             $   16,564
    113,229   Lam Research Corp.                                                                      18,056
                                                                                                  ----------
                                                                                                      34,620
                                                                                                  ----------
              SEMICONDUCTORS (3.6%)
     95,769   Analog Devices, Inc.                                                                     7,567
    960,291   QUALCOMM, Inc.                                                                          51,078
    190,402   Skyworks Solutions, Inc.                                                                19,967
    219,802   Texas Instruments, Inc.                                                                 17,887
                                                                                                  ----------
                                                                                                      96,499
                                                                                                  ----------
              SYSTEMS SOFTWARE (6.0%)
    899,996   Microsoft Corp.                                                                         65,430
  1,906,539   Oracle Corp.                                                                            95,193
                                                                                                  ----------
                                                                                                     160,623
                                                                                                  ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.0%)
    126,550   Apple, Inc.                                                                             18,822
    382,835   NetApp, Inc.                                                                            16,623
    209,176   Western Digital Corp.                                                                   17,805
                                                                                                  ----------
                                                                                                      53,250
                                                                                                  ----------
              Total Information Technology                                                         1,070,715
                                                                                                  ----------
              MATERIALS (0.6%)
              ----------------
              METAL & GLASS CONTAINERS (0.6%)
    292,730   Crown Holdings, Inc.*                                                                   17,409
                                                                                                  ----------
              Total Common Stocks                                                                  2,626,000
                                                                                                  ----------
              Total Equity Securities (cost: $1,605,934)                                           2,626,000
                                                                                                  ----------

              MONEY MARKET INSTRUMENTS (1.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.8%)
 48,234,701   State Street Institutional Treasury Money Market Fund Premier Class, 0.92%(a)
                (cost: $48,235)                                                                       48,235
                                                                                                  ----------
              TOTAL INVESTMENTS (COST: $1,654,169)                                                $2,674,235
                                                                                                  ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
($ IN 000S)                               VALUATION HIERARCHY
--------------------------------------------------------------------------------
ASSETS                              LEVEL 1    LEVEL 2    LEVEL 3          TOTAL
--------------------------------------------------------------------------------
Equity Securities:
   Common Stocks                 $2,626,000         $-         $-     $2,626,000
Money Market Instruments:
   Government & U.S. Treasury
       Money Market Funds            48,235          -          -         48,235
--------------------------------------------------------------------------------
Total                            $2,674,235         $-         $-     $2,674,235
--------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through July 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

18  | USAA GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 9.3% of net assets at July 31, 2017.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,654,169)              $2,674,235
   Receivables:
       Capital shares sold                                                           1,418
       USAA Transfer Agency Company (Note 7D)                                            2
       Dividends and interest                                                        2,119
       Securities sold                                                              20,969
                                                                                ----------
           Total assets                                                          2,698,743
                                                                                ----------
LIABILITIES
   Payables:
       Securities purchased                                                         17,594
       Capital shares redeemed                                                       4,156
   Accrued management fees                                                           1,756
   Accrued transfer agent's fees                                                        33
   Other accrued expenses and payables                                                 148
                                                                                ----------
           Total liabilities                                                        23,687
                                                                                ----------
               Net assets applicable to capital shares outstanding              $2,675,056
                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                              $1,607,138
   Accumulated undistributed net investment income                                   3,540
   Accumulated net realized gain on investments                                     44,312
   Net unrealized appreciation of investments                                    1,020,066
                                                                                ----------
               Net assets applicable to capital shares outstanding              $2,675,056
                                                                                ==========
      Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $1,375,305/48,003
               capital shares outstanding, no par value)                        $    28.65
                                                                                ==========
           Institutional Shares (net assets of $1,299,751/45,456
               capital shares outstanding, no par value)                        $    28.59
                                                                                ==========

See accompanying notes to financial statements.

================================================================================

20  | USAA GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $345)                              $ 33,383
   Interest                                                                            164
                                                                                  --------
       Total income                                                                 33,547
                                                                                  --------
EXPENSES
   Management fees                                                                  18,182
   Administration and servicing fees:
       Fund Shares                                                                   1,826
       Institutional Shares                                                          1,099
   Transfer agent's fees:
       Fund Shares                                                                   1,412
       Institutional Shares                                                          1,099
   Custody and accounting fees:
       Fund Shares                                                                     135
       Institutional Shares                                                            119
   Postage:
       Fund Shares                                                                     124
       Institutional Shares                                                            100
   Shareholder reporting fees:
       Fund Shares                                                                      43
       Institutional Shares                                                              8
   Trustees' fees                                                                       32
   Registration fees:
       Fund Shares                                                                      51
       Institutional Shares                                                             23
   Professional fees                                                                   169
   Other                                                                                40
                                                                                  --------
           Total expenses                                                           24,462
   Expenses paid indirectly:
       Fund Shares                                                                      (1)
       Institutional Shares                                                             (1)
                                                                                  --------
           Net expenses                                                             24,460
                                                                                  --------
NET INVESTMENT INCOME                                                                9,087
                                                                                  --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                89,029
   Change in net unrealized appreciation/(depreciation)                            300,107
                                                                                  --------
           Net realized and unrealized gain                                        389,136
                                                                                  --------
   Increase in net assets resulting from operations                               $398,223
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-----------------------------------------------------------------------------------------------------
                                                                                 2017            2016
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                   $    9,087      $    8,261
   Net realized gain on investments                                            89,029          70,249
   Change in net unrealized appreciation/(depreciation)
      of investments                                                          300,107          29,853
                                                                           --------------------------
       Increase in net assets resulting from operations                       398,223         108,363
                                                                           --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                             (2,473)         (5,576)
       Institutional Shares                                                    (3,074)         (4,245)
                                                                           --------------------------
           Total distributions of net investment income                        (5,547)         (9,821)
                                                                           --------------------------
   Net realized gains:
       Fund Shares                                                            (54,978)        (75,647)
       Institutional Shares                                                   (47,809)        (49,069)
                                                                           --------------------------
           Total distributions of net realized gains                         (102,787)       (124,716)
                                                                           --------------------------
       Distributions to shareholders                                         (108,334)       (134,537)
                                                                           --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                                 81,485         (82,394)
   Institutional Shares                                                       147,978         136,201
                                                                           --------------------------
       Total net increase in net assets from
          capital share transactions                                          229,463          53,807
                                                                           --------------------------
   Net increase in net assets                                                 519,352          27,633

NET ASSETS
   Beginning of year                                                        2,155,704       2,128,071
                                                                           --------------------------
   End of year                                                             $2,675,056      $2,155,704
                                                                           ==========================
Accumulated undistributed net investment income:
   End of year                                                             $    3,540      $        -
                                                                           ==========================

See accompanying notes to financial statements.

================================================================================

22  | USAA GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Growth Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Growth Fund Shares (Fund Shares) and Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are

================================================================================

24  | USAA GROWTH FUND

================================================================================

        categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

26  | USAA GROWTH FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    to directly reduce the Fund's expenses. For the year ended July 31, 2017, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $1,000 and $1,000, respectively. Additionally, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed

================================================================================

28  | USAA GROWTH FUND

================================================================================

loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $17,000, which represents 3.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                            2017             2016
                                        -----------------------------
Ordinary income*                        $ 11,691,000     $ 17,020,000
Long-term realized capital gain           96,643,000      117,517,000
                                        ------------     ------------
   Total distributions paid             $108,334,000     $134,537,000
                                        ============     ============

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                             10,564,000
Undistributed long-term capital gains                      39,425,000
Unrealized appreciation of investments                  1,017,929,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

At July 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $483,057,000 and $385,962,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $1,656,306,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $1,031,731,000 and $13,802,000, respectively, resulting in net unrealized appreciation of $1,017,929,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due,

================================================================================

30  | USAA GROWTH FUND

================================================================================

and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. As of July 31, 2017, the Fund had no securities on loan.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED              YEAR ENDED
                                                                    JULY 31, 2017           JULY 31, 2016
------------------------------------------------------------------------------------------------------------
                                                                 SHARES       AMOUNT     SHARES       AMOUNT
                                                                 -------------------------------------------
FUND SHARES:
Shares sold                                                       7,290    $ 190,473      6,712    $ 161,971
Shares issued from reinvested
  dividends                                                       2,281       56,615      3,266       80,214
Shares redeemed                                                  (6,355)    (165,603)   (13,904)    (324,579)
                                                                 -------------------------------------------
Net increase (decrease) from capital
  share transactions                                              3,216    $  81,485     (3,926)   $ (82,394)
                                                                 ===========================================
INSTITUTIONAL SHARES:
Shares sold                                                      10,628    $ 278,913     11,804    $ 269,544
Shares issued from reinvested
  dividends                                                       2,053       50,879      2,175       53,304
Shares redeemed                                                  (6,953)    (181,814)    (7,737)    (186,647)
                                                                 -------------------------------------------
Net increase from capital share
  transactions                                                    5,728    $ 147,978      6,242    $ 136,201
                                                                 ===========================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

    The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
    -------------------------------------------------------------------------
    +/- 100 to 400                                     +/- 4
    +/- 401 to 700                                     +/- 5
    +/- 701 and greater                                +/- 6

    (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

32  | USAA GROWTH FUND

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $18,182,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $463,000 and $347,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.04% and 0.03%, respectively.

B. SUBADVISORY ARRANGEMENT(s) - The Manager entered into Investment Subadvisory Agreements with Loomis, Sayles & Company, L.P. (Loomis Sayles) and Renaissance Investment Management (Renaissance), under which Loomis Sayles and Renaissance each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Loomis Sayles, of $2,900,000.

    The Manager (not the Fund) pays Renaissance a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Renaissance manages. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Renaissance, of $1,732,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2017, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,826,000 and $1,099,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $55,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,412,000 and $1,099,000, respectively. At July 31, 2017, the Fund Shares recorded a receivable of $2,000 for SAS adjustments to income distribution and capital gains payable.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

34  | USAA GROWTH FUND

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.4
Target Retirement Income                                                0.4
Target Retirement 2020                                                  1.3
Target Retirement 2030                                                  3.7
Target Retirement 2040                                                  5.1
Target Retirement 2050                                                  3.1
Target Retirement 2060                                                  0.3

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

36  | USAA GROWTH FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                       --------------------------------------------------------------
                                             2017         2016        2015            2014       2013
                                       --------------------------------------------------------------
Net asset value at
  beginning of period                  $    25.53   $    25.91  $    23.62      $    20.05   $  15.71
                                       --------------------------------------------------------------
Income from investment
  operations:
  Net investment income                       .09          .10         .28             .11        .13
  Net realized and
    unrealized gain                          4.31         1.19        3.73            3.63       4.28
                                       --------------------------------------------------------------
Total from investment
  operations                                 4.40         1.29        4.01            3.74       4.41
                                       --------------------------------------------------------------
Less distributions from:
  Net investment income                      (.05)        (.11)       (.28)           (.17)      (.07)
  Realized capital gains                    (1.23)       (1.56)      (1.44)              -          -
                                       --------------------------------------------------------------
Total distributions                         (1.28)       (1.67)      (1.72)           (.17)      (.07)
                                       --------------------------------------------------------------
Net asset value at end of period       $    28.65   $    25.53  $    25.91      $    23.62   $  20.05
                                       ==============================================================
Total return (%)*                           18.04         5.25       17.50           18.71      28.13
Net assets at end of
  period (000)                         $1,375,305   $1,143,344  $1,262,075      $1,101,533   $796,024
Ratios to average net assets:**
  Expenses (%)(a)                            1.09         1.11        1.08(b)         1.00       1.00
  Expenses, excluding
    reimbursements (%)(a)                    1.09         1.11        1.11            1.12       1.19
  Net investment income (%)                   .36          .36         .25             .39        .51
Portfolio turnover (%)                         17           18          31              31         28

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $1,218,603,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                                       --------------------------------------------------------------
                                             2017         2016        2015            2014       2013
                                       --------------------------------------------------------------
Net asset value at
  beginning of period                  $    25.48   $    25.86    $  23.57        $  20.02   $  15.71
                                       --------------------------------------------------------------
Income from investment
  operations:
  Net investment income                       .12          .15         .30             .10        .10(a)
  Net realized and
    unrealized gain                          4.30         1.16        3.72            3.62       4.32(a)
                                       --------------------------------------------------------------
Total from investment
  operations                                 4.42         1.31        4.02            3.72       4.42(a)
                                       --------------------------------------------------------------
Less distributions from:
  Net investment income                      (.08)        (.13)       (.29)           (.17)      (.11)
  Realized capital gains                    (1.23)       (1.56)      (1.44)              -          -
                                       --------------------------------------------------------------
Total distributions                         (1.31)       (1.69)      (1.73)           (.17)      (.11)
                                       --------------------------------------------------------------
Net asset value at end of period       $    28.59   $    25.48    $  25.86        $  23.57   $  20.02
                                       ==============================================================
Total return (%)*                           18.14         5.34       17.57           18.66      28.22
Net assets at end of
  period (000)                         $1,299,751   $1,012,360    $865,996        $717,579   $664,513
Ratios to average net assets:**
  Expenses (%)(b)                            1.01         1.02        1.01            1.00        .99
  Net investment income (%)                   .43          .47         .31             .39        .53
Portfolio turnover (%)                         17           18          31              31         28

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $1,099,960,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

38  | USAA GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                       EXPENSES PAID
                                     BEGINNING          ENDING        DURING PERIOD*
                                   ACCOUNT VALUE    ACCOUNT VALUE    FEBRUARY 1, 2017 -
                                  FEBRUARY 1, 2017  JULY 31, 2017     JULY 31, 2017
                                  -----------------------------------------------------
FUND SHARES
Actual                               $1,000.00        $1,141.00            $5.79

Hypothetical
  (5% return before expenses)         1,000.00         1,019.39             5.46

INSTITUTIONAL SHARES
Actual                                1,000.00         1,141.30             5.36

Hypothetical
  (5% return before expenses)         1,000.00         1,019.79             5.06

*Expenses are equal to the annualized expense ratio of 1.09% for Fund Shares and 1.01% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 14.10% for Fund Shares and 14.13% for Institutional Shares for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

40  | USAA GROWTH FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements between the Manager and Loomis Sayles and Renaissance (each, a Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

                                                        ADVISORY AGREEMENT |  41

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

42  | USAA GROWTH FUND

================================================================================

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadvisers and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and

================================================================================

                                                        ADVISORY AGREEMENT |  43

================================================================================

administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2016 and was lower than the average of its performance universe and above its Lipper index for the ten-year period ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 15% of its performance universe for the one-year period ended December 31, 2016, was in the top 10% of its performance universe for the three-year period ended December 31, 2016, was in the top 5% of its performance universe for the five-year period ended December 31, 2016, and was in the bottom 50% of its performance universe for the ten-year period ended December 31, 2016.

================================================================================

44  | USAA GROWTH FUND

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that the Manager also pays the Fund's subadvisory fees. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the

================================================================================

                                                        ADVISORY AGREEMENT |  45

================================================================================

Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadvisers, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a

================================================================================

46  | USAA GROWTH FUND

================================================================================

manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering each Subadvisory Agreement.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each

================================================================================

                                                        ADVISORY AGREEMENT |  47

================================================================================

Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

48  | USAA GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

50  | USAA GROWTH FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

52  | USAA GROWTH FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit and Compliance Committee.
  (4) Member of Product Management and Distribution Committee.
  (5) Member of Corporate Governance Committee.
  (6) Member of Investments Committee.
  (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
  (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

54  | USAA GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

56  | USAA GROWTH FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23419-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

 ============================================================

       ANNUAL REPORT
       USAA GROWTH & INCOME FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JULY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

SHAREHOLDER VOTING RESULTS                                                    14

FINANCIAL INFORMATION

    Distributions to Shareholders                                             15

    Report of Independent Registered
      Public Accounting Firm                                                  16

    Portfolio of Investments                                                  17

    Notes to Portfolio of Investments                                         26

    Financial Statements                                                      28

    Notes to Financial Statements                                             32

EXPENSE EXAMPLE                                                               51

ADVISORY AGREEMENT                                                            53

TRUSTEES' AND OFFICERS' INFORMATION                                           61

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH & INCOME FUND (THE FUND) SEEKS CAPITAL GROWTH WITH A SECONDARY INVESTMENT OBJECTIVE OF CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company            Barrow, Hanley, Mewhinney &
                                              Strauss, LLC
    JOHN B. JARES, CFA
    JOHN P. TOOHEY, CFA                       MARK GIAMBRONE
                                              MICHAEL B. NAYFA, CFA
                                              TERRY L. PELZEL, CFA
--------------------------------------------------------------------------------

o   PLEASE DISCUSS THE MARKET BACKDROP DURING THE REPORTING PERIOD.

    Initially the reporting period ended July 31, 2017, showed little movement among stocks. Stocks began an extended rally following the November 2016 U.S. elections, which left Republicans in control of the White House and Congress. Investors anticipated pro-growth policies from the new administration, including lower taxes and reduced regulation. Equities continued to strengthen into 2017, before softening going into March 2017 as the Federal Reserve (the Fed) caught markets off guard by signaling an interest rate increase at its next meeting. The struggle and ultimate failure of the Republicans to repeal and replace the Affordable Care Act also weighed on investor sentiment, as this called into question the party's ability to implement its agenda. However, the U.S. stock market soon regained upward momentum, shrugging off the negative legislative outlook. Investor optimism was supported by double-digit growth in corporate earnings, as well as by strong economic performance and the easing of geopolitical concerns surrounding nationalist/populist movements in Europe.

    For the reporting period, broad-based U.S. stock indices finished comfortably in double-digit positive territory, with growth stocks outperforming their value counterparts. The strongest gains were seen within technology and financial stocks. In contrast, interest-rate-sensitive segments such as real estate and utilities underperformed as investors

================================================================================

2  | USAA GROWTH & INCOME FUND

================================================================================

    began to anticipate the normalization of interest rates by the Fed. Energy stocks also lagged, as crude oil prices declined in mid-2017.

o HOW DID THE USAA GROWTH & INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended July 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 20.49%, 20.54%, and 20.10%, respectively. This compares to returns of 16.14% for the Russell 3000(R) Index (the Index) and 15.63% for the Lipper Multi-Cap Core Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is the subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID BHMS' PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    Throughout the reporting period, the Fund remained positioned to benefit from gradual economic improvement and an accompanying rise in market interest rate levels, and this stance was ultimately rewarded. Returns for the Fund compared to its benchmark were supported by an underweight to "bond substitute," including utilities and real estate. Selection within consumer discretionary and materials added to relative performance, as did BHMS' positioning within financials. Selection within information technology also added to returns, as the Fund held a number of issues positioned to benefit from long-term trends

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    toward automation and cloud-based delivery of software and services. Conversely, the Fund's health care position detracted from performance, as the segment was negatively affected by post-election uncertainty surrounding the new administration's policy plans.

    Specific holdings that contributed to performance included Royal Caribbean Cruises Ltd. within consumer discretionary, as cruise operators have continued to increase their market share of vacation-related spending. Within materials, shares of agricultural chemical supplier FMC Corp.*
    (FMC) rose in the reporting period. While FMC's business is highly cyclical, the company is benefiting from the longer-term trend of increased wealth in developing countries and a corresponding rise in demand for beef and poultry. Within financials, a position in E*Trade Financial Corp. led results, as the online trading platform provider has benefited from recent financial market strength. Lastly, the semiconductor company Microchip Technology, Inc. has continued to benefit from its position as a supplier of choice for low-end processing chips essential to supporting the ongoing demand of automated devices. The largest detractors for the reporting period included the clothing retailer Hanesbrands, Inc. (Hanes). The company has been adversely impacted along with other traditional retailers by the consumer move toward e-commerce and the closing of brick and mortar outlets. We believe that Hanes is a sustainable brand and that the stock price will recover once excess inventory driven by store closings has been worked through. Within health care, drug giant Teva Pharmaceutical Industries Ltd. ADR and benefits manager Express Scripts Holding Co.
    lagged on concerns over a cyclical narrowing of margins for generic drugs.

    BHMS continues to position the Fund for an improving economic backdrop and for interest rates to rise. Overall, their portion of the Fund maintains a preference for economically-sensitive sectors where BHMS sees longer-term value in sectors such as industrials, consumer discretionary, health care, and financials. While health care stocks have lagged in recent quarters, BHMS believes that the long-term outlook is favorable, and it is maintaining a significant weighting in the sector. The portfolio has also continued to build its position within energy, with a focus on strong

    * FMC Corp. was sold out of the Fund prior to July 31, 2017 .

================================================================================

4  | USAA GROWTH & INCOME FUND

================================================================================

    balance sheets and predictable production, while remaining focused on relative value. BHMS will continue to focus on broad measures of valuation, including low payout ratios and solid earnings prospects that suggest the potential for long-term growth in dividends.

o   HOW DID THE MANAGER'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    For the reporting period, the Manager's portion of the Fund outperformed the S&P 500 Index. The Manager's portion of the Fund benefited from exposure to economically-sensitive and consumer-driven end markets. Returns were driven by holdings in the consumer discretionary, industrial, and technology sectors. Only positions in consumer staples and health care detracted from portfolio performance.

    Consumer sector gains were paced by holdings in cruise lines, casinos, and online retailers. Low unemployment, modestly rising wages, and improved consumer sentiment have all provided a tailwind for leisure- oriented consumer companies. Strong demand and rising prices have helped these companies post strong earnings growth that has exceeded Wall Street's expectations. Online retail has continued to benefit from the shift of traditional shopping to online. Industrials performance was driven primarily by transportation-oriented companies, with railroads and airlines outperforming the general market. Volume trends for North American railroads have been solid as the economy has rebounded from two years of sluggish growth. At the same time, airlines have enjoyed stronger pricing power as capacity discipline has tightened market supply. For the reporting period, holdings in consumer staples detracted from performance as grocery and drug store companies encountered headwinds from food and drug price deflation. Also, the encroachment of online competition has hurt these companies as investors worry about the changing competitive landscape. In addition, an underweight to health care detracted from performance. Individual health care holdings performed in line with

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    the benchmark, but a lack of compelling health care ideas combined with a need to fund overweight exposures elsewhere in the portfolio led to the portfolio underweight.

    Looking ahead, the Manager continues to position its portion of the Fund to benefit from improving global economic growth, with exposure to economically-sensitive end markets and rising consumer demand. Improved U.S. Gross Domestic Product growth and employment statistics are likely to shift some power back to workers, and modest wage inflation should continue to benefit U.S. consumers.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Investing in REITs has some of the same risks associated with the direct ownership of real estate.

================================================================================

6  | USAA GROWTH & INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USGRX)

--------------------------------------------------------------------------------
                                                7/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                    $1.6 Billion         $1.4 Billion
Net Asset Value Per Share                       $24.25                $20.39

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
    20.49%                         14.47%                            6.54%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                      0.95%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                              LIPPER MULTI-CAP          USAA GROWTH
                       RUSSELL 3000                CORE                  & INCOME
                          INDEX                 FUNDS INDEX             FUND SHARES
 7/31/2007              $10,000.00              $10,000.00              $10,000.00
 8/31/2007               10,143.54               10,064.57               10,088.00
 9/30/2007               10,513.35               10,415.34               10,457.00
10/31/2007               10,706.20               10,625.24               10,794.00
11/30/2007               10,224.22               10,147.79               10,337.00
12/31/2007               10,162.35               10,055.20               10,267.00
 1/31/2008                9,546.40                9,490.51                9,554.00
 2/29/2008                9,249.89                9,240.44                9,212.00
 3/31/2008                9,195.09                9,110.40                9,080.00
 4/30/2008                9,654.92                9,568.30                9,602.00
 5/31/2008                9,852.72                9,802.81                9,847.00
 6/30/2008                9,039.66                9,021.25                9,087.00
 7/31/2008                8,967.57                8,889.23                8,925.00
 8/31/2008                9,106.85                8,974.08                8,997.00
 9/30/2008                8,250.58                7,973.46                8,053.00
10/31/2008                6,787.26                6,467.22                6,529.00
11/30/2008                6,251.48                5,902.84                5,920.00
12/31/2008                6,371.07                6,088.62                6,011.00
 1/31/2009                5,836.41                5,658.04                5,563.00
 2/28/2009                5,225.02                5,134.64                5,061.00
 3/31/2009                5,682.69                5,549.31                5,489.00
 4/30/2009                6,280.71                6,268.05                6,107.00
 5/31/2009                6,615.83                6,654.59                6,435.00
 6/30/2009                6,638.37                6,648.62                6,377.00
 7/31/2009                7,155.07                7,200.13                6,893.00
 8/31/2009                7,410.73                7,445.57                7,130.00
 9/30/2009                7,721.21                7,783.30                7,473.00
10/31/2009                7,522.63                7,555.73                7,303.00
11/30/2009                7,950.09                7,967.96                7,729.00
12/31/2009                8,176.65                8,237.95                7,950.00
 1/31/2010                7,881.90                7,934.83                7,640.00
 2/28/2010                8,149.11                8,202.09                7,932.00
 3/31/2010                8,662.72                8,706.64                8,422.00
 4/30/2010                8,849.67                8,876.09                8,568.00
 5/31/2010                8,150.57                8,177.61                7,861.00
 6/30/2010                7,682.01                7,770.00                7,386.00
 7/31/2010                8,215.31                8,272.60                7,978.00
 8/31/2010                7,828.59                7,903.38                7,532.00
 9/30/2010                8,567.74                8,624.54                8,304.00
10/31/2010                8,902.55                8,989.17                8,628.00
11/30/2010                8,953.94                9,022.18                8,641.00
12/31/2010                9,560.92                9,607.83                9,217.00
 1/31/2011                9,769.75                9,837.86                9,413.00
 2/28/2011               10,125.44               10,176.71                9,683.00
 3/31/2011               10,171.12               10,221.15                9,671.00
 4/30/2011               10,473.86               10,519.88               10,003.00
 5/31/2011               10,354.35               10,374.23                9,880.00
 6/30/2011               10,168.39               10,190.98                9,689.00
 7/31/2011                9,935.54                9,951.38                9,375.00
 8/31/2011                9,339.46                9,243.78                8,772.00
 9/30/2011                8,614.75                8,455.11                8,046.00
10/31/2011                9,606.25                9,389.80                9,032.00
11/30/2011                9,580.29                9,334.60                8,958.00
12/31/2011                9,659.03                9,338.06                8,984.00
 1/31/2012               10,146.45                9,849.29                9,510.00
 2/29/2012               10,575.68               10,275.42                9,924.00
 3/31/2012               10,901.90               10,518.61               10,183.00
 4/30/2012               10,830.40               10,417.90               10,010.00
 5/31/2012               10,160.88                9,704.18                9,223.00
 6/30/2012               10,558.83               10,032.41                9,514.00
 7/31/2012               10,663.41               10,123.89                9,588.00
 8/31/2012               10,929.55               10,389.55                9,924.00
 9/30/2012               11,216.56               10,664.59               10,163.00
10/31/2012               11,023.09               10,534.31                9,970.00
11/30/2012               11,108.46               10,667.36               10,013.00
12/31/2012               11,244.59               10,846.25               10,107.00
 1/31/2013               11,861.59               11,462.54               10,657.00
 2/28/2013               12,018.78               11,572.14               10,725.00
 3/31/2013               12,489.76               12,010.68               11,068.00
 4/30/2013               12,694.20               12,157.47               11,237.00
 5/31/2013               12,993.66               12,466.18               11,619.00
 6/30/2013               12,825.13               12,280.01               11,458.00
 7/31/2013               13,528.05               12,966.31               12,167.00
 8/31/2013               13,150.41               12,623.62               11,835.00
 9/30/2013               13,639.29               13,133.00               12,289.00
10/31/2013               14,218.66               13,640.29               12,887.00
11/30/2013               14,631.29               14,005.42               13,352.00
12/31/2013               15,017.31               14,379.73               13,736.00
 1/31/2014               14,542.85               13,931.89               13,264.00
 2/28/2014               15,232.71               14,588.76               13,862.00
 3/31/2014               15,313.56               14,618.15               13,907.00
 4/30/2014               15,332.15               14,570.07               13,876.00
 5/31/2014               15,666.71               14,899.31               14,242.00
 6/30/2014               16,059.66               15,279.13               14,568.00
 7/31/2014               15,742.85               14,958.57               14,334.00
 8/31/2014               16,403.33               15,532.97               14,955.00
 9/30/2014               16,061.41               15,151.19               14,721.00
10/31/2014               16,503.31               15,503.51               14,924.00
11/30/2014               16,903.25               15,825.33               15,267.00
12/31/2014               16,903.06               15,826.23               15,276.00
 1/31/2015               16,432.62               15,398.04               14,708.00
 2/28/2015               17,384.09               16,282.41               15,614.00
 3/31/2015               17,207.36               16,167.88               15,390.00
 4/30/2015               17,285.19               16,227.89               15,570.00
 5/31/2015               17,524.27               16,470.49               15,923.00
 6/30/2015               17,231.08               16,191.37               15,673.00
 7/31/2015               17,519.28               16,343.40               15,875.00
 8/31/2015               16,461.65               15,396.47               14,886.00
 9/30/2015               15,981.96               14,865.91               14,378.00
10/31/2015               17,244.30               15,932.12               15,534.00
11/30/2015               17,339.89               16,024.61               15,607.00
12/31/2015               16,983.98               15,593.97               15,195.00
 1/31/2016               16,025.66               14,662.69               14,064.00
 2/29/2016               16,020.50               14,683.01               13,988.00
 3/31/2016               17,148.44               15,751.14               14,940.00
 4/30/2016               17,254.72               15,906.81               15,055.00
 5/31/2016               17,563.41               16,186.08               15,331.00
 6/30/2016               17,599.52               16,094.20               14,924.00
 7/31/2016               18,297.99               16,736.10               15,637.00
 8/31/2016               18,344.67               16,832.35               15,875.00
 9/30/2016               18,373.51               16,864.66               16,011.00
10/31/2016               17,975.99               16,487.04               15,842.00
11/30/2016               18,780.45               17,240.10               16,772.00
12/31/2016               19,146.91               17,507.32               16,997.00
 1/31/2017               19,507.30               17,872.33               17,430.00
 2/28/2017               20,232.80               18,452.46               17,949.00
 3/31/2017               20,246.57               18,485.05               17,978.00
 4/30/2017               20,461.18               18,703.29               18,218.00
 5/31/2017               20,670.58               18,840.06               18,373.00
 6/30/2017               20,857.12               19,013.56               18,656.00
 7/31/2017               21,250.38               19,352.44               18,842.00

                                   [END CHART]

                       Data from 7/31/07 through 7/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Shares to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA GROWTH & INCOME FUND

================================================================================

USAA GROWTH & INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIGIX)

--------------------------------------------------------------------------------
                                                7/31/17             7/31/16
--------------------------------------------------------------------------------
Net Assets                                   $139.9 Million      $117.5 Million
Net Asset Value Per Share                        $24.23              $20.38

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                                              SINCE INCEPTION 8/7/15
    20.54%                                                      8.86%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/16*
--------------------------------------------------------------------------------
    Before Reimbursement     0.87%          After Reimbursement     0.85%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. If the total annual operating expense ratio of the Institutional Shares is lower than 0.85%, the Institutional Shares will operate at the lower expense ratio.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                              LIPPER MULTI-      USAA GROWTH & INCOME
                      RUSSELL 3000             CAP CORE           FUND INSTITUTIONAL
                         INDEX                FUNDS INDEX               SHARES
 7/31/2015             $10,000.00             $10,000.00              $10,000.00
 8/31/2015               9,396.30               9,420.60                9,335.00
 9/30/2015               9,122.50               9,095.97                9,016.00
10/31/2015               9,843.04               9,748.35                9,742.00
11/30/2015               9,897.61               9,804.94                9,787.00
12/31/2015               9,694.45               9,541.45                9,526.00
 1/31/2016               9,147.44               8,971.62                8,821.00
 2/29/2016               9,144.50               8,984.06                8,773.00
 3/31/2016               9,788.32               9,637.62                9,370.00
 4/30/2016               9,848.99               9,732.86                9,443.00
 5/31/2016              10,025.19               9,903.74                9,621.00
 6/30/2016              10,045.80               9,847.52                9,366.00
 7/31/2016              10,444.49              10,240.28                9,813.00
 8/31/2016              10,471.13              10,299.17                9,963.00
 9/30/2016              10,487.59              10,318.94               10,051.00
10/31/2016              10,260.69              10,087.89                9,944.00
11/30/2016              10,719.88              10,548.66               10,529.00
12/31/2016              10,929.05              10,712.17               10,667.00
 1/31/2017              11,134.76              10,935.50               10,944.00
 2/28/2017              11,548.88              11,290.46               11,265.00
 3/31/2017              11,556.74              11,310.40               11,284.00
 4/30/2017              11,679.23              11,443.94               11,435.00
 5/31/2017              11,798.76              11,527.62               11,533.00
 6/30/2017              11,905.24              11,633.78               11,712.00
 7/31/2017              12,129.71              11,841.13               11,829.00

                                   [END CHART]

                       Data from 7/31/15 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA GROWTH & INCOME FUND

================================================================================

USAA GROWTH & INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: USGIX)

--------------------------------------------------------------------------------
                                                7/31/17             7/31/16
--------------------------------------------------------------------------------
Net Assets                                   $10.0 Million       $8.3 Million
Net Asset Value Per Share                       $24.17              $20.32

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                   SINCE INCEPTION 8/01/10
    20.10%                    14.11%                            12.38%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT     1.28%               AFTER REIMBURSEMENT     1.20%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. If the total annual operating expense ratio of the Adviser Shares is lower than 1.20%, the Adviser Shares will operate at the lower expense ratio.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      RUSSELL 3000          LIPPER MULTI-CAP     USAA GROWTH & INCOME
                         INDEX              CORE FUNDS INDEX     FUND ADVISER SHARES
 7/31/2010             $10,000.00             $10,000.00             $10,000.00
 8/31/2010               9,529.27               9,553.69               9,243.00
 9/30/2010              10,429.00              10,425.42              10,182.00
10/31/2010              10,836.53              10,866.19              10,572.00
11/30/2010              10,899.09              10,906.09              10,595.00
12/31/2010              11,637.93              11,614.04              11,295.00
 1/31/2011              11,892.12              11,892.10              11,536.00
 2/28/2011              12,325.09              12,301.71              11,859.00
 3/31/2011              12,380.68              12,355.43              11,843.00
 4/30/2011              12,749.19              12,716.53              12,249.00
 5/31/2011              12,603.72              12,540.46              12,091.00
 6/30/2011              12,377.37              12,318.96              11,856.00
 7/31/2011              12,093.93              12,029.32              11,465.00
 8/31/2011              11,368.35              11,173.96              10,726.00
 9/30/2011              10,486.22              10,220.62               9,836.00
10/31/2011              11,693.11              11,350.48              11,036.00
11/30/2011              11,661.50              11,283.76              10,945.00
12/31/2011              11,757.35              11,287.94              10,973.00
 1/31/2012              12,350.66              11,905.91              11,615.00
 2/29/2012              12,873.13              12,421.03              12,115.00
 3/31/2012              13,270.23              12,714.99              12,431.00
 4/30/2012              13,183.19              12,593.26              12,212.00
 5/31/2012              12,368.22              11,730.51              11,258.00
 6/30/2012              12,852.62              12,127.27              11,605.00
 7/31/2012              12,979.93              12,237.85              11,696.00
 8/31/2012              13,303.88              12,558.98              12,098.00
 9/30/2012              13,653.24              12,891.45              12,390.00
10/31/2012              13,417.74              12,733.97              12,154.00
11/30/2012              13,521.65              12,894.80              12,200.00
12/31/2012              13,687.36              13,111.05              12,300.00
 1/31/2013              14,438.39              13,856.03              12,963.00
 2/28/2013              14,629.74              13,988.51              13,047.00
 3/31/2013              15,203.03              14,518.63              13,461.00
 4/30/2013              15,451.88              14,696.07              13,660.00
 5/31/2013              15,816.40              15,069.24              14,125.00
 6/30/2013              15,611.26              14,844.19              13,925.00
 7/31/2013              16,466.88              15,673.79              14,781.00
 8/31/2013              16,007.19              15,259.56              14,376.00
 9/30/2013              16,602.28              15,875.30              14,918.00
10/31/2013              17,307.51              16,488.51              15,644.00
11/30/2013              17,809.78              16,929.88              16,203.00
12/31/2013              18,279.66              17,382.35              16,665.00
 1/31/2014              17,702.14              16,841.00              16,090.00
 2/28/2014              18,541.86              17,635.03              16,810.00
 3/31/2014              18,640.27              17,670.56              16,868.00
 4/30/2014              18,662.89              17,612.44              16,822.00
 5/31/2014              19,070.13              18,010.42              17,268.00
 6/30/2014              19,548.45              18,469.56              17,661.00
 7/31/2014              19,162.81              18,082.06              17,369.00
 8/31/2014              19,966.78              18,776.40              18,108.00
 9/30/2014              19,550.58              18,314.90              17,831.00
10/31/2014              20,088.48              18,740.79              18,070.00
11/30/2014              20,575.30              19,129.81              18,479.00
12/31/2014              20,575.07              19,130.90              18,481.00
 1/31/2015              20,002.43              18,613.30              17,784.00
 2/28/2015              21,160.59              19,682.34              18,882.00
 3/31/2015              20,945.48              19,543.88              18,608.00
 4/30/2015              21,040.22              19,616.42              18,818.00
 5/31/2015              21,331.23              19,909.68              19,237.00
 6/30/2015              20,974.35              19,572.28              18,938.00
 7/31/2015              21,325.16              19,756.06              19,174.00
 8/31/2015              20,037.77              18,611.39              17,977.00
 9/30/2015              19,453.87              17,970.06              17,358.00
10/31/2015              20,990.44              19,258.90              18,749.00
11/30/2015              21,106.80              19,370.70              18,828.00
12/31/2015              20,673.57              18,850.14              18,328.00
 1/31/2016              19,507.06              17,724.39              16,968.00
 2/29/2016              19,500.78              17,748.96              16,876.00
 3/31/2016              20,873.75              19,040.13              18,019.00
 4/30/2016              21,003.12              19,228.30              18,149.00
 5/31/2016              21,378.87              19,565.89              18,483.00
 6/30/2016              21,422.83              19,454.83              17,992.00
 7/31/2016              22,273.04              20,230.76              18,845.00
 8/31/2016              22,329.85              20,347.11              19,123.00
 9/30/2016              22,364.96              20,386.16              19,290.00
10/31/2016              21,881.08              19,929.69              19,076.00
11/30/2016              22,860.30              20,839.99              20,190.00
12/31/2016              23,306.38              21,163.02              20,457.00
 1/31/2017              23,745.05              21,604.25              20,971.00
 2/28/2017              24,628.16              22,305.51              21,587.00
 3/31/2017              24,644.92              22,344.90              21,626.00
 4/30/2017              24,906.15              22,608.72              21,907.00
 5/31/2017              25,161.04              22,774.04              22,084.00
 6/30/2017              25,388.10              22,983.77              22,418.00
 7/31/2017              25,866.80              23,393.41              22,633.00

                                   [END CHART]

                       Data from 7/31/10 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/17 o
                                (% of Net Assets)

Norwegian Cruise Line Holdings Ltd. ......................................  2.5%
Canadian Pacific Railway Ltd. ............................................  2.2%
Royal Caribbean Cruises Ltd. .............................................  2.1%
Microsoft Corp. ..........................................................  2.0%
Amazon.com, Inc. .........................................................  2.0%
Alphabet, Inc. "A" .......................................................  1.7%
Apple, Inc. ..............................................................  1.7%
Bank of Amercia Corp. ....................................................  1.7%
XL Group Ltd. ............................................................  1.5%
Broadcom Ltd. ............................................................  1.5%

                        o SECTOR ALLOCATION* - 7/31/17 o

                          [CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                 20.3%
CONSUMER DISCRETIONARY                                                     17.5%
INFORMATION TECHNOLOGY                                                     16.6%
INDUSTRIALS                                                                13.9%
HEALTH CARE                                                                11.7%
ENERGY                                                                      6.8%
CONSUMER STAPLES                                                            6.2%
MATERIALS                                                                   3.5%
TELECOMMUNICATION SERVICES                                                  0.9%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 17-25.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                           NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                 9,689,863,032                376,756,871
Robert L. Mason, Ph.D.             9,714,117,381                352,502,522
Jefferson C. Boyce                 9,717,710,105                348,909,798
Dawn M. Hawley                     9,714,577,808                352,042,095
Paul L. McNamara                   9,668,206,065                398,413,838
Richard Y. Newton III              9,665,513,520                401,106,382
Barbara B. Ostdiek, Ph.D.          9,715,801,431                350,818,472
Michael F. Reimherr                9,711,558,498                355,061,405

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

     DIVIDEND RECEIVED              LONG-TERM
    DEDUCTION (CORPORATE           CAPITAL GAIN             QUALIFIED INTEREST
      SHAREHOLDERS)(1)            DISTRIBUTIONS(2)               INCOME
    --------------------------------------------------------------------------
           100%                     $6,040,000                   $99,000
    --------------------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2)Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth & Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth & Income Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.4%)

              COMMON STOCKS (97.4%)

              CONSUMER DISCRETIONARY (17.5%)
              ------------------------------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.4%)
    332,400   Hanesbrands, Inc.                                                     $    7,618
                                                                                    ----------
              CABLE & SATELLITE (0.8%)
    342,200   Comcast Corp. "A"                                                         13,842
                                                                                    ----------
              CASINOS & GAMING (2.7%)
    341,610   Las Vegas Sands Corp.                                                     21,047
    779,900   MGM Resorts International                                                 25,682
                                                                                    ----------
                                                                                        46,729
                                                                                    ----------
              GENERAL MERCHANDISE STORES (0.5%)
    106,400   Dollar General Corp.                                                       7,997
                                                                                    ----------
              HOME IMPROVEMENT RETAIL (1.5%)
    115,890   Home Depot, Inc.                                                          17,337
    126,400   Lowe's Companies, Inc.                                                     9,783
                                                                                    ----------
                                                                                        27,120
                                                                                    ----------
              HOMEBUILDING (0.7%)
    318,000   CalAtlantic Group, Inc.                                                   11,162
        639   NVR, Inc.*                                                                 1,668
                                                                                    ----------
                                                                                        12,830
                                                                                    ----------
              HOTELS, RESORTS & CRUISE LINES (5.5%)
    154,500   Carnival Corp.                                                            10,318
     91,700   Hilton Worldwide Holdings, Inc.                                            5,734
    792,400   Norwegian Cruise Line Holdings Ltd.*                                      43,637
    329,200   Royal Caribbean Cruises Ltd.                                              37,223
                                                                                    ----------
                                                                                        96,912
                                                                                    ----------
              HOUSEWARES & SPECIALTIES (0.6%)
    188,300   Newell Rubbermaid, Inc.                                                    9,927
                                                                                    ----------
              INTERNET & DIRECT MARKETING RETAIL (2.0%)
     34,810   Amazon.com, Inc.*                                                         34,385
                                                                                    ----------
              LEISURE FACILITIES (0.3%)
    304,500   SeaWorld Entertainment, Inc.(a)                                            4,683
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (1.6%)
    360,400   Twenty-First Century Fox, Inc."A"                                     $   10,488
    165,600   Walt Disney Co.                                                           18,204
                                                                                    ----------
                                                                                        28,692
                                                                                    ----------
              RESTAURANTS (0.2%)
     10,000   Chipotle Mexican Grill, Inc.*                                              3,438
                                                                                    ----------
              SPECIALTY STORES (0.7%)
     96,590   Tiffany & Co.                                                              9,225
     16,000   Ulta Beauty, Inc.*                                                         4,020
                                                                                    ----------
                                                                                        13,245
                                                                                    ----------
              Total Consumer Discretionary                                             307,418
                                                                                    ----------
              CONSUMER STAPLES (6.2%)
              -----------------------
              DRUG RETAIL (1.4%)
    192,775   CVS Health Corp.                                                          15,409
    115,860   Walgreens Boots Alliance, Inc.                                             9,346
                                                                                    ----------
                                                                                        24,755
                                                                                    ----------
              FOOD RETAIL (0.8%)
    565,000   Kroger Co.                                                                13,854
                                                                                    ----------
              HOUSEHOLD PRODUCTS (0.4%)
     83,215   Procter & Gamble Co.                                                       7,557
                                                                                    ----------
              HYPERMARKETS & SUPER CENTERS (0.6%)
    125,000   Wal-Mart Stores, Inc.                                                      9,999
                                                                                    ----------
              PACKAGED FOODS & MEAT (1.1%)
    250,000   Blue Buffalo Pet Products, Inc.*                                           5,593
    162,500   Kraft Heinz Co.                                                           14,212
                                                                                    ----------
                                                                                        19,805
                                                                                    ----------
              SOFT DRINKS (0.9%)
    224,700   Coca-Cola European Partners plc                                            9,714
     48,700   PepsiCo, Inc.                                                              5,679
                                                                                    ----------
                                                                                        15,393
                                                                                    ----------
              TOBACCO (1.0%)
    141,400   Altria Group, Inc.                                                         9,187
     77,700   Philip Morris International, Inc.                                          9,068
                                                                                    ----------
                                                                                        18,255
                                                                                    ----------
              Total Consumer Staples                                                   109,618
                                                                                    ----------

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              ENERGY (6.8%)
              -------------
              INTEGRATED OIL & GAS (1.6%)
    272,300   BP plc ADR                                                            $    9,569
     93,300   Chevron Corp.                                                             10,187
    137,200   Occidental Petroleum Corp.                                                 8,497
                                                                                    ----------
                                                                                        28,253
                                                                                    ----------
              OIL & GAS DRILLING (0.2%)
    200,000   Patterson-UTI Energy, Inc.                                                 3,868
                                                                                    ----------
              OIL & GAS EQUIPMENT & SERVICES (0.7%)
    592,200   Fairmount Santrol Holdings, Inc.*(a)                                       1,729
    252,650   Halliburton Co.                                                           10,723
                                                                                    ----------
                                                                                        12,452
                                                                                    ----------
              OIL & GAS EXPLORATION & PRODUCTION (3.8%)
    380,000   Antero Resources Corp.*                                                    7,836
    250,000   Cabot Oil & Gas Corp.                                                      6,217
    101,540   Cimarex Energy Co.                                                        10,056
    213,300   ConocoPhillips                                                             9,677
    195,000   EOG Resources, Inc.                                                       18,552
    192,600   Hess Corp.                                                                 8,578
    817,351   Kosmos Energy Ltd.*                                                        5,395
                                                                                    ----------
                                                                                        66,311
                                                                                    ----------
              OIL & GAS REFINING & MARKETING (0.5%)
    107,700   Phillips 66                                                                9,020
                                                                                    ----------
              Total Energy                                                             119,904
                                                                                    ----------
              FINANCIALS (20.3%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (2.8%)
    116,122   Ameriprise Financial, Inc.                                                16,824
    252,500   Bank of New York Mellon Corp.                                             13,390
    236,400   Invesco Ltd.                                                               8,220
    120,800   State Street Corp.                                                        11,262
                                                                                    ----------
                                                                                        49,696
                                                                                    ----------
              CONSUMER FINANCE (2.5%)
    139,700   American Express Co.                                                      11,906
     82,000   Capital One Financial Corp.                                                7,067
    109,600   Discover Financial Services                                                6,679
    491,520   Navient Corp.                                                              7,250
  1,030,220   SLM Corp.*                                                                11,415
                                                                                    ----------
                                                                                        44,317
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              DIVERSIFIED BANKS (5.0%)
  1,222,526   Bank of America Corp.                                                 $   29,487
    257,550   Citigroup, Inc.                                                           17,629
    172,985   JPMorgan Chase & Co.                                                      15,880
    250,000   U.S. Bancorp                                                              13,195
    210,135   Wells Fargo & Co.                                                         11,335
                                                                                    ----------
                                                                                        87,526
                                                                                    ----------
              INSURANCE BROKERS (0.4%)
     44,600   Willis Towers Watson plc                                                   6,640
                                                                                    ----------
              INVESTMENT BANKING & BROKERAGE (2.6%)
    397,900   Charles Schwab Corp.                                                      17,070
    208,047   E*Trade Financial Corp.*                                                   8,530
    430,700   Morgan Stanley                                                            20,200
                                                                                    ----------
                                                                                        45,800
                                                                                    ----------
              MULTI-LINE INSURANCE (0.4%)
    107,855   American International Group, Inc.                                         7,059
                                                                                    ----------
              MULTI-SECTOR HOLDINGS (0.6%)
     58,400   Berkshire Hathaway, Inc. "B"*                                             10,218
                                                                                    ----------
              PROPERTY & CASUALTY INSURANCE (2.6%)
    100,000   Allstate Corp.                                                             9,100
    184,900   FNF Group                                                                  9,034
    612,600   XL Group Ltd.                                                             27,200
                                                                                    ----------
                                                                                        45,334
                                                                                    ----------
              REGIONAL BANKS (1.7%)
  1,069,800   KeyCorp                                                                   19,299
     83,450   PNC Financial Services Group, Inc.                                        10,749
                                                                                    ----------
                                                                                        30,048
                                                                                    ----------
              SPECIALIZED FINANCE (1.3%)
    177,070   CME Group, Inc.                                                           21,712
                                                                                    ----------
              THRIFTS & MORTGAGE FINANCE (0.4%)
    578,700   New York Community Bancorp, Inc.                                           7,598
                                                                                    ----------
              Total Financials                                                         355,948
                                                                                    ----------
              HEALTH CARE (11.7%)
              -------------------
              BIOTECHNOLOGY (0.8%)
     58,280   Amgen, Inc.                                                               10,171
     15,284   Biogen, Inc.*                                                              4,426
                                                                                    ----------
                                                                                        14,597
                                                                                    ----------

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              HEALTH CARE DISTRIBUTORS (0.6%)
    130,400   Cardinal Health, Inc.                                                 $   10,075
                                                                                    ----------
              HEALTH CARE EQUIPMENT (3.0%)
     90,000   Danaher Corp.                                                              7,334
    536,000   Hologic, Inc.*                                                            23,697
    128,800   Medtronic plc                                                             10,815
    162,000   NuVasive, Inc.*                                                           10,658
                                                                                    ----------
                                                                                        52,504
                                                                                    ----------
              HEALTH CARE SERVICES (0.5%)
    132,700   Express Scripts Holding Co.*                                               8,312
                                                                                    ----------
              MANAGED HEALTH CARE (2.7%)
     66,628   Anthem, Inc.                                                              12,407
     59,360   Cigna Corp.                                                               10,302
    128,200   UnitedHealth Group, Inc.                                                  24,590
                                                                                    ----------
                                                                                        47,299
                                                                                    ----------
              PHARMACEUTICALS (4.1%)
     50,615   Allergan plc                                                              12,772
     57,300   Bayer AG ADR                                                               7,251
    146,780   Johnson & Johnson                                                         19,480
    156,975   Merck & Co., Inc.                                                         10,027
    306,082   Pfizer, Inc.                                                              10,150
    147,400   Sanofi ADR                                                                 6,981
    198,757   Teva Pharmaceutical Industries Ltd. ADR                                    6,394
                                                                                    ----------
                                                                                        73,055
                                                                                    ----------
              Total Health Care                                                        205,842
                                                                                    ----------
              INDUSTRIALS (13.9%)
              -------------------
              AEROSPACE & DEFENSE (3.0%)
     65,360   Boeing Co.                                                                15,847
     35,800   General Dynamics Corp.                                                     7,028
    322,500   Spirit AeroSystems Holdings, Inc. "A"                                     19,489
     90,105   United Technologies Corp.                                                 10,684
                                                                                    ----------
                                                                                        53,048
                                                                                    ----------
              AIR FREIGHT & LOGISTICS (0.7%)
     62,055   FedEx Corp.                                                               12,909
                                                                                    ----------
              AIRLINES (2.1%)
    287,625   Southwest Airlines Co.                                                    15,966
    293,380   United Continental Holdings, Inc.*                                        19,856
                                                                                    ----------
                                                                                        35,822
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              BUILDING PRODUCTS (1.4%)
    311,075   Johnson Controls International plc                                    $   12,117
    169,400   Owens Corning, Inc.                                                       11,358
                                                                                    ----------
                                                                                        23,475
                                                                                    ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.7%)
    186,700   Republic Services, Inc.                                                   11,990
                                                                                    ----------
              INDUSTRIAL CONGLOMERATES (0.7%)
     94,830   Honeywell International, Inc.                                             12,908
                                                                                    ----------
              INDUSTRIAL MACHINERY (1.4%)
    100,000   Illinois Tool Works, Inc.                                                 14,071
     75,200   Stanley Black & Decker, Inc.                                              10,580
                                                                                    ----------
                                                                                        24,651
                                                                                    ----------
              RAILROADS (3.5%)
    251,500   Canadian Pacific Railway Ltd.                                             39,327
    300,000   CSX Corp.                                                                 14,802
     70,500   Kansas City Southern                                                       7,275
                                                                                    ----------
                                                                                        61,404
                                                                                    ----------
              RESEARCH & CONSULTING SERVICES (0.4%)
    162,600   Nielsen Holdings plc                                                       6,993
                                                                                    ----------
              Total Industrials                                                        243,200
                                                                                    ----------
              INFORMATION TECHNOLOGY (16.6%)
              ------------------------------
              APPLICATION SOFTWARE (1.0%)
    122,200   Adobe Systems, Inc.*                                                      17,901
                                                                                    ----------
              COMMUNICATIONS EQUIPMENT (0.3%)
    200,000   Juniper Networks, Inc.                                                     5,590
                                                                                    ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.1%)
    195,960   Visa, Inc."A"                                                             19,510
                                                                                    ----------
              INTERNET SOFTWARE & SERVICES (2.9%)
     31,416   Alphabet, Inc. "A"*                                                       29,704
    122,100   Facebook, Inc. "A"*                                                       20,665
                                                                                    ----------
                                                                                        50,369
                                                                                    ----------
              SEMICONDUCTOR EQUIPMENT (1.4%)
    264,000   Applied Materials, Inc.                                                   11,698
     55,000   Lam Research Corp.                                                         8,770
    125,750   Versum Materials, Inc.                                                     4,434
                                                                                    ----------
                                                                                        24,902
                                                                                    ----------

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              SEMICONDUCTORS (3.8%)
    106,672   Broadcom Ltd.                                                         $   26,312
    200,000   Maxim Integrated Products, Inc.                                            9,088
    143,200   Microchip Technology, Inc.                                                11,462
    193,500   QUALCOMM, Inc.                                                            10,292
    119,100   Texas Instruments, Inc.                                                    9,692
                                                                                    ----------
                                                                                        66,846
                                                                                    ----------
              SYSTEMS SOFTWARE (3.5%)
    489,835   Microsoft Corp.                                                           35,611
    514,565   Oracle Corp.                                                              25,692
                                                                                    ----------
                                                                                        61,303
                                                                                    ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.6%)
    198,850   Apple, Inc.                                                               29,575
    769,000   HP, Inc.                                                                  14,688
                                                                                    ----------
                                                                                        44,263
                                                                                    ----------
              Total Information Technology                                             290,684
                                                                                    ----------
              MATERIALS (3.5%)
              ----------------
              COMMODITY CHEMICALS (0.4%)
     73,500   LyondellBasell Industries N.V. "A"                                         6,622
                                                                                    ----------
              CONSTRUCTION MATERIALS (1.4%)
    146,800   CRH plc ADR                                                                5,148
    156,190   Vulcan Materials Co.                                                      19,230
                                                                                    ----------
                                                                                        24,378
                                                                                    ----------
              DIVERSIFIED CHEMICALS (0.6%)
    129,800   E.I. du Pont de Nemours & Co.                                             10,671
                                                                                    ----------
              INDUSTRIAL GASES (0.6%)
     72,400   Air Products & Chemicals, Inc.                                            10,292
                                                                                    ----------
              SPECIALTY CHEMICALS (0.5%)
     89,000   Celanese Corp. "A"                                                         8,559
                                                                                    ----------
              Total Materials                                                           60,522
                                                                                    ----------
              TELECOMMUNICATION SERVICES (0.9%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.4%)
    143,940   Verizon Communications, Inc.                                               6,967
                                                                                    ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    142,500   T-Mobile US, Inc.*                                                         8,786
                                                                                    ----------
              Total Telecommunication Services                                          15,753
                                                                                    ----------
              Total Common Stocks                                                    1,708,889
                                                                                    ----------
              Total Equity Securities (cost: $1,186,875)                             1,708,889
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                       COUPON                                VALUE
(000)         SECURITY                                        RATE            MATURITY             (000)
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (2.5%)

              COMMERCIAL PAPER (1.4%)
     $2,481   Barton Capital Corp.(b),(c)                     1.22%          8/14/2017        $    2,480
      3,000   Barton Capital Corp.(b),(c)                     1.22           8/18/2017             2,998
      8,000   LMA Americas, LLC(b),(c)                        1.18           8/02/2017             8,000
      2,400   Manhattan Asset Funding Co., LLC(b),(c)         1.17           8/01/2017             2,400
      2,350   Nieuw Amsterdam Receivables(b),(c)              1.20           8/11/2017             2,349
      1,037   Old Line Funding, LLC(b),(c)                    1.15           8/03/2017             1,037
      3,600   Victory Receivables Corp.(b),(c)                1.21           8/04/2017             3,600
      2,077   Victory Receivables Corp.(b),(c)                1.21           8/07/2017             2,076
                                                                                              ----------
              Total Commercial Paper                                                              24,940
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
--------------------------------------------------------------------------------------------------------

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.1%)
 19,744,523   State Street Institutional Treasury Money Market Fund Premier Class, 0.92%(d)       19,745
                                                                                              ----------
              Total Money Market Instruments (cost: $44,685)                                      44,685
                                                                                              ----------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.2%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
     7,954    Federated Government Obligations Fund Institutional Class, 0.86%(d)                      8
   246,333    Goldman Sachs Financial Square Government Fund Institutional Class, 0.91%(d)           246
 2,276,398    Invesco Government & Agency Portfolio Institutional Class, 0.93%(d)                  2,277
    95,205    Morgan Stanley Institutional Liquidity Funds Government Portfolio
                Institutional Class, 0.88%(d)                                                         95
     439,110  Western Asset Institutional Government Reserves Institutional Class, 0.90%(d)          439
                                                                                              ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $3,065)                                                   3,065
                                                                                              ----------
              TOTAL INVESTMENTS (COST: $1,234,625)                                            $1,756,639
                                                                                              ==========

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1           LEVEL 2           LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $1,708,889           $     -                $-     $1,708,889
Money Market Instruments:
  Commercial Paper                                  -            24,940                 -         24,940
  Government & U.S. Treasury
    Money Market Funds                         19,745                 -                 -         19,745
Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                          3,065                 -                 -          3,065
--------------------------------------------------------------------------------------------------------
Total                                      $1,731,699           $24,940                $-     $1,756,639
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through July 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 6.4% of net assets at July 31, 2017.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of July 31, 2017.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

    (c) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $3,109) (cost of $1,234,625)             $1,756,639
   Receivables:
       Capital shares sold                                                 1,203
       USAA Asset Management Company (Note 7D)                                 2
       Dividends and interest                                              1,132
       Securities sold                                                     5,599
       Other                                                                   2
                                                                      ----------
           Total assets                                                1,764,577
                                                                      ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                    3,065
       Securities purchased                                                4,747
       Capital shares redeemed                                               531
       Bank overdraft                                                        120
   Accrued management fees                                                   894
   Accrued transfer agent's fees                                              28
   Other accrued expenses and payables                                       119
                                                                      ----------
           Total liabilities                                               9,504
                                                                      ----------
              Net assets applicable to capital shares outstanding     $1,755,073
                                                                      ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                    $1,177,113
   Accumulated net realized gain on investments                           55,942
   Net unrealized appreciation of investments                            522,014
   Net unrealized appreciation of foreign currency translations                4
                                                                      ----------
              Net assets applicable to capital shares outstanding     $1,755,073
                                                                      ==========
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $1,605,220/66,206
              capital shares outstanding, no par value)               $    24.25
                                                                      ==========
           Institutional Shares (net assets of $139,866/5,773
              capital shares outstanding, no par value)               $    24.23
                                                                      ==========
           Adviser Shares (net assets of $9,987/413
              capital shares outstanding, no par value)               $    24.17
                                                                      ==========

See accompanying notes to financial statements.

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $153)                    $ 29,203
   Interest                                                                  198
   Securities lending (net)                                                    4
                                                                        --------
       Total income                                                       29,405
                                                                        --------
EXPENSES
   Management fees                                                         9,833
   Administration and servicing fees:
       Fund Shares                                                         2,241
       Institutional Shares                                                  126
       Adviser Shares                                                         14
   Transfer agent's fees:
       Fund Shares                                                         1,779
       Institutional Shares                                                  126
       Adviser Shares                                                          1
   Distribution and service fees (Note 7F):
       Adviser Shares                                                         23
   Custody and accounting fees:
       Fund Shares                                                           189
       Institutional Shares                                                   16
       Adviser Shares                                                          1
   Postage:
       Fund Shares                                                           140
       Adviser Shares                                                          1
   Shareholder reporting fees:
       Fund Shares                                                            56
   Trustees' fees                                                             32
   Registration fees:
       Fund Shares                                                            31
       Institutional Shares                                                   23
       Adviser Shares                                                         17
   Professional fees                                                         157
   Other                                                                      33
                                                                        --------
            Total expenses                                                14,839
   Expenses reimbursed:
       Adviser Shares                                                         (4)
                                                                      ----------
            Net expenses                                                  14,835
                                                                      ----------
NET INVESTMENT INCOME                                                     14,570
                                                                      ----------

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain                                                     $ 75,445
  Change in net unrealized appreciation/(depreciation) of:
      Investments                                                        211,600
      Foreign currency translations                                            4
                                                                        --------
             Net realized and unrealized gain                            287,049
                                                                        --------
  Increase in net assets resulting from operations                      $301,619
                                                                        ========

See accompanying notes to financial statements.

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

---------------------------------------------------------------------------------------------------
                                                                               2017            2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $   14,570      $   11,506
   Net realized gain (loss) on investments                                   75,445          (8,668)
   Net realized loss on foreign currency transactions                             -              (1)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                          211,600         (29,157)
       Foreign currency translations                                              4               -
                                                                         --------------------------
       Increase (decrease) in net assets resulting from operations          301,619         (26,320)
                                                                         --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                          (14,678)        (10,160)
       Institutional Shares*                                                 (1,319)           (447)
       Adviser Shares                                                           (59)            (40)
                                                                         --------------------------
            Total distributions of net investment income                    (16,056)        (10,647)
                                                                         --------------------------
   Net realized gains:
       Fund Shares                                                           (4,824)        (79,462)
       Institutional Shares*                                                   (401)           (252)
       Adviser Shares                                                           (30)           (461)
                                                                         --------------------------
            Total distributions of net realized gains                        (5,255)        (80,175)
                                                                         --------------------------
       Distributions to shareholders                                        (21,311)        (90,822)
                                                                         --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                              (32,164)        (74,137)
   Institutional Shares*                                                        456         105,318
   Adviser Shares                                                                69             (86)
                                                                         --------------------------
       Total net increase (decrease) in net assets from capital
            share transactions                                              (31,639)         31,095
                                                                         --------------------------
   Net increase (decrease) in net assets                                    248,669         (86,047)

NET ASSETS
   Beginning of year                                                      1,506,404       1,592,451
                                                                         --------------------------
   End of year                                                           $1,755,073      $1,506,404
                                                                         ==========================
Accumulated undistributed net investment income:
   End of year                                                           $        -      $      702
                                                                         ==========================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Growth & Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objectives are to seek capital growth and, secondarily, current income.

The Fund consists of three classes of shares: Growth & Income Fund Shares (Fund Shares), Growth & Income Fund Institutional Shares (Institutional Shares), and Growth & Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

        which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

        movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

        value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

    income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short- term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, the Fund did not receive any brokerage commission recapture credits. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $12,000, which represents 2.2% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, distributions, and additional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease overdistribution of net investment income and accumulated net realized gain on investments by $784,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                                     2017               2016
                                                  ------------------------------
Ordinary income*                                  $15,271,000        $10,647,000
Long-term realized capital gain                     6,040,000         80,175,000
                                                  -----------        -----------
     Total distributions paid                     $21,311,000        $90,822,000
                                                  ===========        ===========

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains                               $ 60,107,000
Unrealized appreciation of investments                               517,853,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, and non-REIT return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended July 31, 2017, the Fund utilized capital loss carryforwards of $8,839,000, to offset capital gains. At July 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $334,924,000 and $400,569,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $1,238,790,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $544,887,000 and $27,038,000, respectively, resulting in net unrealized appreciation of $517,849,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $4,000, which is net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

a fair market value of approximately $3,109,000, and the value of the cash collateral received was $3,065,000.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                            YEAR ENDED                      YEAR ENDED
                                           JULY 31, 2017                   JULY 31, 2016
-----------------------------------------------------------------------------------------------
                                       SHARES          AMOUNT          SHARES           AMOUNT
                                       --------------------------------------------------------
FUND SHARES:
Shares sold                             5,011        $ 112,928          5,393         $ 107,149
Shares issued from
  reinvested dividends                    857           19,179          4,391            88,309
Shares redeemed                        (7,363)        (164,271)       (14,051)         (269,595)
                                       --------------------------------------------------------
Net decrease from
  capital share transactions           (1,495)       $ (32,164)        (4,267)        $ (74,137)
                                       ========================================================
INSTITUTIONAL SHARES
(COMMENCED ON AUGUST 7, 2015):
Shares sold                               978        $  21,688          6,232         $ 114,348
Shares issued from
  reinvested dividends                     77            1,720             21               410
Shares redeemed                        (1,048)         (22,952)          (487)           (9,440)
                                       --------------------------------------------------------
Net increase from
  capital share transactions                7        $     456          5,766         $ 105,318
                                       ========================================================
ADVISER SHARES:
Shares sold                                 6        $     127              4         $      91
Shares issued from
  reinvested dividends                      -*               3              1                19
Shares redeemed                            (3)             (61)           (10)             (196)
                                       --------------------------------------------------------
Net increase (decrease) from
  capital share transactions                3        $      69             (5)        $     (86)
                                       ========================================================

*Represents less than 500 shares.

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified.
    The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category.

    For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                              ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                           (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 100 to 400                                 +/- 4
    +/- 401 to 700                                 +/- 5
    +/- 701 and greater                            +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $9,833,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $49,000 and $7,000, respectively. For the Fund Shares and Institutional Shares the performance adjustments were less than 0.01% and 0.01%, respectively. For the year ended July 31, 2017, the Adviser Shares did not incur any performance adjustment.

B. SUBADVISORY ARRANGEMENT(s) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which BHMS directs the investment and

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

    reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in an annual amount of 0.75% on the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $1,371,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,241,000, $126,000, and $14,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $38,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Institutional Shares and Adviser Shares to 0.85% and 1.20%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    changed or terminated by the Manager at any time after that date. For the year ended July 31, 2017, the Adviser Shares incurred reimbursable expenses of $4,000, of which $2,000 was receivable from the Manager. For the year ended July 31, 2017, the Institutional Shares did not incur any reimbursable expenses.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,779,000, $126,000, and $1,000, respectively. Additionally, the Institutional Shares recorded a capital contribution from SAS of less than $500 at July 31, 2017, for adjustments related to corrections to certain shareholder transactions. At July 31, 2017, the Fund Shares and Adviser Shares recorded a reclassification of less than $500 for SAS adjustments to capital gains payable.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $23,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

    receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2017, USAA and its affiliates owned 398,000 Adviser Shares, which represents 96.2% of the Adviser Shares outstanding, and 0.5% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                              --------------------------------------------------------------------------
                                    2017            2016            2015            2014            2013
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $    20.39      $    22.00      $    22.63      $    19.39      $    15.44
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .21             .15             .17             .21             .18
  Net realized and
    unrealized gain (loss)          3.94            (.51)           2.14            3.24            3.95
                              --------------------------------------------------------------------------
Total from investment
  operations                        4.15            (.36)           2.31            3.45            4.13
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.22)           (.14)           (.18)           (.21)           (.18)
  Realized capital gains            (.07)          (1.11)          (2.76)              -               -
                              --------------------------------------------------------------------------
Total distributions                 (.29)          (1.25)          (2.94)           (.21)           (.18)
                              --------------------------------------------------------------------------
Net asset value at
  end of period               $    24.25      $    20.39      $    22.00      $    22.63      $    19.39
                              ==========================================================================
Total return (%)*                  20.49           (1.49)          10.70           17.86           26.90
Net assets at end
  of period (000)             $1,605,220      $1,380,560      $1,583,353      $1,514,795      $1,418,296
Ratios to average
  net assets:**
  Expenses (%)(a)                    .91             .95             .93             .94             .96
  Net investment income (%)          .89             .78             .66             .97            1.04
Portfolio turnover (%)                21              22              35              61(c)          112(b)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $1,494,532,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -               -               -            (.00%)(+)       (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Reflects increased trading activity due to changes in subadviser(s).
(c) Reflects decreased trading activity due to changes in subadviser(s).

================================================================================

48  | USAA GROWTH & INCOME FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED                PERIOD ENDED
                                                              JULY 31,                    JULY 31,
                                                            ---------------------------------------
                                                                2017                       2016***
                                                            ---------------------------------------
Net asset value at beginning of period                      $  20.38                   $  22.10
                                                            -----------------------------------
Income (loss) from investment operations:
  Net investment income                                          .22                        .16
  Net realized and unrealized gain (loss)                       3.94                       (.60)
                                                            -----------------------------------
Total from investment operations                                4.16                       (.44)
                                                            -----------------------------------
Less distributions from:
  Net investment income                                         (.24)                      (.17)
  Realized capital gains                                        (.07)                     (1.11)
                                                            -----------------------------------
Total distributions                                             (.31)                     (1.28)
                                                            -----------------------------------
Net asset value at end of period                            $  24.23                   $  20.38
                                                            ===================================
Total return (%)*                                              20.54                      (1.87)
Net assets at the end of period (000)                       $139,866                   $117,512
Ratios to average net assets:**
  Expenses (%)                                                   .85                        .85(a)
  Expenses, excluding reimbursements (%)                         .85                        .87(a)
  Net investment income (%)                                      .95                        .83(a)
Portfolio turnover (%)                                            21                         22

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $126,493,000. *** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED JULY 31,
                                       ----------------------------------------------------------------------
                                         2017            2016            2015            2014            2013
                                       ----------------------------------------------------------------------
Net asset value at
  beginning of period                  $20.32          $21.93          $22.56          $19.34          $15.42
                                       ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                   .15             .10             .10             .15             .12
  Net realized and
    unrealized gain (loss)               3.91            (.50)           2.14            3.23            3.93
                                       ----------------------------------------------------------------------
Total from investment
  operations                             4.06            (.40)           2.24            3.38            4.05
                                       ----------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.14)           (.10)           (.11)           (.16)           (.13)
  Realized capital gains                 (.07)          (1.11)          (2.76)              -               -
                                       ----------------------------------------------------------------------
Total distributions                      (.21)          (1.21)          (2.87)           (.16)           (.13)
                                       ----------------------------------------------------------------------
Net asset value at
  end of period                        $24.17          $20.32          $21.93          $22.56          $19.34
                                       ======================================================================
Total return (%)*                       20.10           (1.72)          10.40           17.51           26.37
Net assets at end
  of period (000)                      $9,987          $8,332          $9,098          $9,305          $7,919
Ratios to average net assets:**
  Expenses (%)(a)                        1.20            1.20            1.22(d)         1.22            1.30
  Expenses, excluding
    reimbursements (%)(a)                1.24            1.28            1.27            1.22            1.39
  Net investment income (%)               .60             .53             .37             .70             .70
Portfolio turnover (%)                     21              22              35              61(c)          112(b)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $9,195,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                            -               -               -            (.00%)(+)       (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Reflects increased trading activity due to changes in subadviser(s).
(c) Reflects decreased trading activity due to changes in subadviser(s).
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares'
    average net assets.

================================================================================

50  | USAA GROWTH & INCOME FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING                ENDING             DURING PERIOD*
                                        ACCOUNT VALUE           ACCOUNT VALUE        FEBRUARY 1, 2017 -
                                       FEBRUARY 1, 2017         JULY 31, 2017          JULY 31, 2017
                                       -----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,081.00                $4.70

Hypothetical
  (5% return before expenses)              1,000.00               1,020.28                 4.56

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,080.90                 4.39

Hypothetical
  (5% return before expenses)              1,000.00               1,020.58                 4.26

ADVISER SHARES
Actual                                     1,000.00               1,079.30                 6.19

Hypothetical
  (5% return before expenses)              1,000.00               1,018.84                 6.01

*Expenses are equal to the annualized expense ratio of 0.91% for Fund Shares, 0.85% for Institutional Shares, and 1.20% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 8.10% for Fund Shares, 8.09% for Institutional Shares, and 7.93% for Adviser Shares for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

52  | USAA GROWTH & INCOME FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and Epoch (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

                                                        ADVISORY AGREEMENT |  53

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the level and depth of

================================================================================

54  | USAA GROWTH & INCOME FUND

================================================================================

knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues.
The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data

================================================================================

                                                        ADVISORY AGREEMENT |  55

================================================================================

indicated that the Fund's total expenses were equal to the median of its expense group, and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three-, five- and ten-year periods ended December 31, 2016 and was above its Lipper index for the three- and five-year periods ended December 31, 2016, and below its Lipper index for the one- and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one- and three-year periods ended December 31, 2016, was in the top 45% of its performance universe for the five-year period ended December 31, 2016, and was in the top 50% of its performance universe for the ten-year period ended December 31, 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability

================================================================================

56  | USAA GROWTH & INCOME FUND

================================================================================

information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also noted that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of

================================================================================

                                                        ADVISORY AGREEMENT |  57

================================================================================

the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include:
(i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to the Subadviser.

================================================================================

58  | USAA GROWTH & INCOME FUND

================================================================================

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to the Subadviser. As noted previously, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance

================================================================================

                                                        ADVISORY AGREEMENT |  59

================================================================================

of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

60  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

62  | USAA GROWTH & INCOME FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

64  | USAA GROWTH & INCOME FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

66  | USAA GROWTH & INCOME FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

68  | USAA GROWTH & INCOME FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23431-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                              [GRAPHIC OF USAA HIGH INCOME FUND]

 ============================================================

       ANNUAL REPORT
       USAA HIGH INCOME FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES JULY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

SHAREHOLDER VOTING RESULTS                                                    18

FINANCIAL INFORMATION

    Distributions to Shareholders                                             19

    Report of Independent Registered
      Public Accounting Firm                                                  20

    Portfolio of Investments                                                  21

    Notes to Portfolio of Investments                                         47

    Financial Statements                                                      53

    Notes to Financial Statements                                             57

EXPENSE EXAMPLE                                                               80

ADVISORY AGREEMENT                                                            82

TRUSTEES' AND OFFICERS' INFORMATION                                           87

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA HIGH INCOME FUND (THE FUND) SEEKS TO PROVIDE AN ATTRACTIVE TOTAL RETURN PRIMARILY THROUGH HIGH CURRENT INCOME AND SECONDARILY THROUGH CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, leveraged loans, or preferred stocks, with an emphasis on non-investment-grade debt securities. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities, including in each case emerging markets securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company
    JULIANNE BASS, CFA                                 JOHN SPEAR, CFA*
    KURT DAUM, JD*

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    During the reporting period ended July 31, 2017, high-yield bonds recorded gains, as credit spreads narrowed. (Spreads are generally considered an indication of risk; typically the narrower the spread, the less the perceived risk.) High-yield bonds briefly retreated following the Republican sweep in the November 2016 election. The Republican sweep of the Presidency and both houses of Congress appeared to release "animal spirits," a term used by economist John Maynard Keynes to describe emotional investor mindsets. These "animal spirits" drove up U.S. Treasury yields and pushed down U.S. Treasury prices, which move in the opposite direction of yields. They also fueled a strong rally in the stock market. High-yield bonds resumed their upward trend by mid-November 2016 on a stronger outlook for economic growth based on promises of Republican-led fiscal policy, lower taxes, and less regulation, though political uncertainty raised doubts later in the reporting period about the scope and timing of those initiatives. The high-yield bond market also faced headwinds in November 2016 and again in March 2017 due to volatility in oil prices. Historically, the performance of high-yield bonds tends to be tied to oil prices, although high-yield returns started to separate from oil prices toward the end of the reporting period. Crude oil prices fell from $51.84 per barrel on March 31, 2017 to $42.75 on June 21, 2017, then recovered most of the ground they had lost to end the reporting period at $50.17 per barrel. Mounting concerns about the potential of additional supply growth

    *Effective November 4, 2016, John Spear and Kurt Daum began co-managing the Fund.

================================================================================

2  | USAA HIGH INCOME FUND

================================================================================

    from around the world pressured oil prices. For the reporting period overall, the high-yield bond market was the best-performing fixed-income market segment. High-yield bond default expectations remained well below historical averages at the end of the reporting period.

    High-yield credit spreads (yield differentials between high-yield corporate bonds and U.S. Treasury securities of comparable maturity) narrowed significantly during the reporting period. Credit spreads based on the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index began the reporting period at 541 basis points and ended the reporting period at 352 basis points. A basis point is 1/100th of a percent.

      o BLOOMBERG BARCLAYS U.S. HIGH YIELD 2% ISSUER CAPPED BOND INDEX o

                    Average Option Adjusted Spread

[CHART OF BLOOMBERG BARCLAYS U.S. HIGH YIELD 2% ISSUER CAPPED BOND INDEX]

                                                                OAS
  8/1/2016                                                      5.41
  8/2/2016                                                      5.45
  8/3/2016                                                      5.45
  8/4/2016                                                      5.43
  8/5/2016                                                      5.28
  8/8/2016                                                      5.23
  8/9/2016                                                      5.19
 8/10/2016                                                      5.17
 8/11/2016                                                      5.09
 8/12/2016                                                      5.12
 8/15/2016                                                      5.06
 8/16/2016                                                      4.99
 8/17/2016                                                      4.97
 8/18/2016                                                      5.00
 8/19/2016                                                      4.95
 8/22/2016                                                      4.97
 8/23/2016                                                      4.95
 8/24/2016                                                      4.95
 8/25/2016                                                      4.91
 8/26/2016                                                      4.86
 8/29/2016                                                      4.89
 8/30/2016                                                      4.89
 8/31/2016                                                      4.90
  9/1/2016                                                      4.89
  9/2/2016                                                      4.88
  9/6/2016                                                      4.84
  9/7/2016                                                      4.82
  9/8/2016                                                      4.67
  9/9/2016                                                      4.79
 9/12/2016                                                      4.91
 9/13/2016                                                      4.98
 9/14/2016                                                      5.01
 9/15/2016                                                      5.00
 9/16/2016                                                      5.02
 9/19/2016                                                      4.99
 9/20/2016                                                      4.99
 9/21/2016                                                      4.97
 9/22/2016                                                      4.86
 9/23/2016                                                      4.87
 9/26/2016                                                      4.92
 9/27/2016                                                      4.95
 9/28/2016                                                      4.91
 9/29/2016                                                      4.87
 9/30/2016                                                      4.80
 10/3/2016                                                      4.75
 10/4/2016                                                      4.68
 10/5/2016                                                      4.65
 10/6/2016                                                      4.65
 10/7/2016                                                      4.66
10/11/2016                                                      4.64
10/12/2016                                                      4.63
10/13/2016                                                      4.71
10/14/2016                                                      4.65
10/17/2016                                                      4.67
10/18/2016                                                      4.65
10/19/2016                                                      4.59
10/20/2016                                                      4.56
10/21/2016                                                      4.58
10/24/2016                                                      4.54
10/25/2016                                                      4.53
10/26/2016                                                      4.57
10/27/2016                                                      4.60
10/28/2016                                                      4.67
10/31/2016                                                      4.77
 11/1/2016                                                      4.92
 11/2/2016                                                      4.99
 11/3/2016                                                      5.00
 11/4/2016                                                      5.05
 11/7/2016                                                      4.89
 11/8/2016                                                      4.86
 11/9/2016                                                      4.79
11/10/2016                                                      4.83
11/14/2016                                                      4.98
11/15/2016                                                      4.84
11/16/2016                                                      4.83
11/17/2016                                                      4.76
11/18/2016                                                      4.74
11/21/2016                                                      4.69
11/22/2016                                                      4.63
11/23/2016                                                      4.60
11/25/2016                                                      4.59
11/28/2016                                                      4.60
11/29/2016                                                      4.63
11/30/2016                                                      4.55
 12/1/2016                                                      4.48
 12/2/2016                                                      4.50
 12/5/2016                                                      4.45
 12/6/2016                                                      4.37
 12/7/2016                                                      4.30
 12/8/2016                                                      4.25
 12/9/2016                                                      4.17
12/12/2016                                                      4.13
12/13/2016                                                      4.08
12/14/2016                                                      4.01
12/15/2016                                                      4.03
12/16/2016                                                      4.05
12/19/2016                                                      4.07
12/20/2016                                                      4.04
12/21/2016                                                      4.03
12/22/2016                                                      4.04
12/23/2016                                                      4.04
12/27/2016                                                      3.97
12/28/2016                                                      4.00
12/29/2016                                                      4.04
12/30/2016                                                      4.09
  1/3/2017                                                      3.98
  1/4/2017                                                      3.87
  1/5/2017                                                      3.91
  1/6/2017                                                      3.83
  1/9/2017                                                      3.88
 1/10/2017                                                      3.88
 1/11/2017                                                      3.89
 1/12/2017                                                      3.91
 1/13/2017                                                      3.89
 1/17/2017                                                      3.93
 1/18/2017                                                      3.89
 1/19/2017                                                      3.86
 1/20/2017                                                      3.87
 1/23/2017                                                      3.95
 1/24/2017                                                      3.87
 1/25/2017                                                      3.80
 1/26/2017                                                      3.81
 1/27/2017                                                      3.82
 1/30/2017                                                      3.83
 1/31/2017                                                      3.88
  2/1/2017                                                      3.84
  2/2/2017                                                      3.83
  2/3/2017                                                      3.76
  2/6/2017                                                      3.81
  2/7/2017                                                      3.81
  2/8/2017                                                      3.86
  2/9/2017                                                      3.81
 2/10/2017                                                      3.80
 2/13/2017                                                      3.75
 2/14/2017                                                      3.71
 2/15/2017                                                      3.67
 2/16/2017                                                      3.73
 2/17/2017                                                      3.77
 2/21/2017                                                      3.72
 2/22/2017                                                      3.70
 2/23/2017                                                      3.69
 2/24/2017                                                      3.75
 2/27/2017                                                      3.67
 2/28/2017                                                      3.63
  3/1/2017                                                      3.47
  3/2/2017                                                      3.44
  3/3/2017                                                      3.49
  3/6/2017                                                      3.55
  3/7/2017                                                      3.62
  3/8/2017                                                      3.68
  3/9/2017                                                      3.76
 3/10/2017                                                      3.78
 3/13/2017                                                      3.81
 3/14/2017                                                      3.90
 3/15/2017                                                      3.92
 3/16/2017                                                      3.80
 3/17/2017                                                      3.82
 3/20/2017                                                      3.87
 3/21/2017                                                      3.95
 3/22/2017                                                      4.06
 3/23/2017                                                      4.03
 3/24/2017                                                      4.01
 3/27/2017                                                      4.04
 3/28/2017                                                      3.94
 3/29/2017                                                      3.89
 3/30/2017                                                      3.81
 3/31/2017                                                      3.83
  4/3/2017                                                      3.86
  4/4/2017                                                      3.87
  4/5/2017                                                      3.82
  4/6/2017                                                      3.83
  4/7/2017                                                      3.77
 4/10/2017                                                      3.78
 4/11/2017                                                      3.83
 4/12/2017                                                      3.87
 4/13/2017                                                      3.93
 4/17/2017                                                      3.92
 4/18/2017                                                      4.00
 4/19/2017                                                      3.96
 4/20/2017                                                      3.92
 4/21/2017                                                      3.92
 4/24/2017                                                      3.84
 4/25/2017                                                      3.75
 4/26/2017                                                      3.72
 4/27/2017                                                      3.75
 4/28/2017                                                      3.71
  5/1/2017                                                      3.69
  5/2/2017                                                      3.69
  5/3/2017                                                      3.66
  5/4/2017                                                      3.69
  5/5/2017                                                      3.71
  5/8/2017                                                      3.68
  5/9/2017                                                      3.64
 5/10/2017                                                      3.63
 5/11/2017                                                      3.63
 5/12/2017                                                      3.69
 5/15/2017                                                      3.64
 5/16/2017                                                      3.63
 5/17/2017                                                      3.75
 5/18/2017                                                      3.76
 5/19/2017                                                      3.67
 5/22/2017                                                      3.64
 5/23/2017                                                      3.60
 5/24/2017                                                      3.61
 5/25/2017                                                      3.60
 5/26/2017                                                      3.61
 5/30/2017                                                      3.63
 5/31/2017                                                      3.63
  6/1/2017                                                      3.60
  6/2/2017                                                      3.62
  6/5/2017                                                      3.60
  6/6/2017                                                      3.62
  6/7/2017                                                      3.64
  6/8/2017                                                      3.67
  6/9/2017                                                      3.65
 6/12/2017                                                      3.62
 6/13/2017                                                      3.59
 6/14/2017                                                      3.61
 6/15/2017                                                      3.62
 6/16/2017                                                      3.65
 6/19/2017                                                      3.60
 6/20/2017                                                      3.68
 6/21/2017                                                      3.75
 6/22/2017                                                      3.78
 6/23/2017                                                      3.78
 6/26/2017                                                      3.75
 6/27/2017                                                      3.69
 6/28/2017                                                      3.69
 6/29/2017                                                      3.68
 6/30/2017                                                      3.64
  7/3/2017                                                      3.60
  7/5/2017                                                      3.61
  7/6/2017                                                      3.64
  7/7/2017                                                      3.70
 7/10/2017                                                      3.71
 7/11/2017                                                      3.72
 7/12/2017                                                      3.70
 7/13/2017                                                      3.67
 7/14/2017                                                      3.65
 7/17/2017                                                      3.60
 7/18/2017                                                      3.60
 7/19/2017                                                      3.56
 7/20/2017                                                      3.54
 7/21/2017                                                      3.56
 7/24/2017                                                      3.52
 7/25/2017                                                      3.47
 7/26/2017                                                      3.50
 7/27/2017                                                      3.48
 7/28/2017                                                      3.49
 7/31/2017                                                      3.52

                                   [END CHART]

    As U.S. Treasury prices fell and stocks rallied after the November 2016 U.S. elections, high-yield bonds resumed their long-term relationship with these two asset classes, outperforming 10-year U.S. Treasury securities and underperforming the S&P 500(R) Index. (High-yield bonds had outperformed stocks and higher-quality bonds during the first few

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    months of the reporting period.) Historically, high-yield securities tend to perform between stocks and high-quality bonds, generally with less volatility, which can provide long-term investors with a significant diversification advantage.

                   o ONE-YEAR COMPARATIVE RETURNS o

               [CHART OF ONE-YEAR COMPARATIVE RETURNS]

                                                                                                 CITI U.S.
                    S&P 500                              USAA HIGH                            TREASURY 10-YEAR
                     INDEX                              INCOME FUND                                INDEX
3/20/2017            10.89             3/20/2017            7.28             3/14/2017             -8.59
3/21/2017             9.52             3/21/2017            7.14             3/15/2017             -7.86
3/22/2017             9.74             3/22/2017            6.88             3/16/2017             -7.99
3/23/2017             9.62             3/23/2017            7.01             3/17/2017             -7.79
3/24/2017             9.53             3/24/2017            7.14             3/20/2017             -7.55
3/27/2017             9.42             3/27/2017            7.14             3/21/2017             -7.24
3/28/2017            10.21             3/28/2017            7.41             3/22/2017             -6.92
3/29/2017            10.35             3/29/2017            7.72             3/23/2017             -7.09
3/30/2017            10.68             3/30/2017            7.85             3/24/2017             -6.94
3/31/2017            10.43             3/31/2017            7.98             3/27/2017             -6.70
 4/3/2017            10.25              4/3/2017            8.11             3/28/2017             -7.01
 4/4/2017            10.33              4/4/2017            8.11             3/29/2017             -6.80
 4/5/2017            10.01              4/5/2017            8.11             3/30/2017             -7.02
 4/6/2017            10.25              4/6/2017            8.11             3/31/2017             -6.84
 4/7/2017            10.16              4/7/2017            8.11              4/3/2017             -6.46
4/10/2017            10.24             4/10/2017            8.25              4/4/2017             -6.45
4/11/2017            10.10             4/11/2017            8.25              4/5/2017             -6.52
4/12/2017             9.69             4/12/2017            8.11              4/6/2017             -6.38
4/13/2017             8.94             4/13/2017            8.11              4/7/2017             -6.63
4/17/2017             9.88             4/17/2017            8.11             4/10/2017             -6.52
4/18/2017             9.57             4/18/2017            7.98             4/11/2017             -6.00
4/19/2017             9.39             4/19/2017            8.11             4/12/2017             -5.96
4/20/2017            10.22             4/20/2017            8.11             4/13/2017             -5.41
4/21/2017             9.89             4/21/2017            8.11             4/14/2017             -5.41
4/24/2017            11.08             4/24/2017            8.38             4/17/2017             -5.58
4/25/2017            11.76             4/25/2017            8.51             4/18/2017             -4.97
4/26/2017            11.70             4/26/2017            8.60             4/19/2017             -5.16
4/27/2017            11.78             4/27/2017            8.47             4/20/2017             -5.46
4/28/2017            11.56             4/28/2017            8.60             4/21/2017             -5.43
 5/1/2017            11.76              5/1/2017            8.74             4/24/2017             -5.70
 5/2/2017            11.89              5/2/2017            8.87             4/25/2017             -6.17
 5/3/2017            11.77              5/3/2017            8.74             4/26/2017             -6.01
 5/4/2017            11.84              5/4/2017            8.47             4/27/2017             -5.88
 5/5/2017            12.30              5/5/2017            8.60             4/28/2017             -5.74
 5/8/2017            12.32              5/8/2017            8.60              5/1/2017             -6.10
 5/9/2017            12.21              5/9/2017            8.74              5/2/2017             -5.86
5/10/2017            12.38             5/10/2017            8.87              5/3/2017             -5.94
5/11/2017            12.17             5/11/2017            9.00              5/4/2017             -6.32
5/12/2017            12.01             5/12/2017            9.00              5/5/2017             -6.30
5/15/2017            12.55             5/15/2017            9.27              5/8/2017             -6.46
5/16/2017            12.50             5/16/2017            9.27              5/9/2017             -6.72
5/17/2017            10.49             5/17/2017            9.13             5/10/2017             -6.77
5/18/2017            10.90             5/18/2017            9.00             5/11/2017             -6.70
5/19/2017            11.65             5/19/2017            9.40             5/12/2017             -6.16
5/22/2017            12.23             5/22/2017            9.53             5/15/2017             -6.18
5/23/2017            12.44             5/23/2017            9.53             5/16/2017             -6.12
5/24/2017            12.72             5/24/2017            9.53             5/17/2017             -5.19
5/25/2017            13.24             5/25/2017            9.66             5/18/2017             -5.33
5/26/2017            13.29             5/26/2017            9.62             5/19/2017             -5.40
5/30/2017            13.17             5/30/2017            9.75             5/22/2017             -5.46
5/31/2017            13.13             5/31/2017            9.75             5/23/2017             -5.68
 6/1/2017            14.00              6/1/2017            9.75             5/24/2017             -5.55
 6/2/2017            14.43              6/2/2017            9.88             5/25/2017             -5.44
 6/5/2017            14.29              6/5/2017            9.88             5/26/2017             -5.38
 6/6/2017            13.98              6/6/2017            9.88             5/29/2017             -5.36
 6/7/2017            14.18              6/7/2017            9.75             5/30/2017             -5.08
 6/8/2017            14.21              6/8/2017            9.75             5/31/2017             -4.92
 6/9/2017            14.12              6/9/2017            9.75              6/1/2017             -5.10
6/12/2017            14.02             6/12/2017            9.75              6/2/2017             -4.60
6/13/2017            14.56             6/13/2017           10.02              6/5/2017             -4.77
6/14/2017            14.45             6/14/2017           10.02              6/6/2017             -4.49
6/15/2017            14.22             6/15/2017            9.75              6/7/2017             -4.76
6/16/2017            14.25             6/16/2017            9.75              6/8/2017             -4.87
6/19/2017            15.21             6/19/2017            9.75              6/9/2017             -4.91
6/20/2017            14.44             6/20/2017            9.62             6/12/2017             -4.99
6/21/2017            14.38             6/21/2017            9.35             6/13/2017             -4.95
6/22/2017            14.33             6/22/2017            9.22             6/14/2017             -4.35
6/23/2017            14.51             6/23/2017            9.35             6/15/2017             -4.55
6/26/2017            14.54             6/26/2017            9.62             6/16/2017             -4.50
6/27/2017            13.62             6/27/2017            9.62             6/19/2017             -4.77
6/28/2017            14.64             6/28/2017            9.66             6/20/2017             -4.46
6/29/2017            13.66             6/29/2017            9.66             6/21/2017             -4.47
6/30/2017            13.84             6/30/2017            9.66             6/22/2017             -4.43
 7/3/2017            14.11              7/3/2017            9.79             6/23/2017             -4.37
 7/5/2017            14.30              7/5/2017            9.79             6/26/2017             -4.28
 7/6/2017            13.27              7/6/2017            9.53             6/27/2017             -4.80
 7/7/2017            14.00              7/7/2017            9.39             6/28/2017             -4.98
7/10/2017            14.11             7/10/2017            9.53             6/29/2017             -5.34
7/11/2017            14.02             7/11/2017            9.39             6/30/2017             -5.61
7/12/2017            14.86             7/12/2017            9.66              7/3/2017             -5.99
7/13/2017            15.08             7/13/2017            9.79              7/4/2017             -5.98
7/14/2017            15.62             7/14/2017            9.93              7/5/2017             -5.87
7/17/2017            15.62             7/17/2017           10.19              7/6/2017             -6.16
7/18/2017            15.69             7/18/2017           10.33              7/7/2017             -6.34
7/19/2017            16.32             7/19/2017           10.46             7/10/2017             -6.15
7/20/2017            16.31             7/20/2017           10.59             7/11/2017             -6.07
7/21/2017            16.27             7/21/2017           10.59             7/12/2017             -5.77
7/24/2017            16.15             7/24/2017           10.59             7/13/2017             -5.93
7/25/2017            16.49             7/25/2017           10.73             7/14/2017             -5.70
7/26/2017            16.52             7/26/2017           10.86             7/17/2017             -5.60
7/27/2017            16.42             7/27/2017           10.78             7/18/2017             -5.21
7/28/2017            16.27             7/28/2017           10.91             7/19/2017             -5.25
7/31/2017            16.03             7/31/2017           10.92             7/20/2017             -5.23
                                                                             7/21/2017             -4.94
                                                                             7/24/2017             -5.10
                                                                             7/25/2017             -5.69
                                                                             7/26/2017             -5.32
                                                                             7/27/2017             -5.55
                                                                             7/28/2017             -5.35
                                                                             7/31/2017             -5.71

                                   [END CHART]

                            Source: Bloomberg L.P.

o HOW DID THE USAA HIGH INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended July 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 10.92%, 10.89%, and 10.49%, respectively. This compares to returns of 10.94% for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index (the Index) and 10.98% for the Lipper High Yield Bond Funds Index. At the same time, the Fund Shares, Institutional

================================================================================

4  | USAA HIGH INCOME FUND

================================================================================

    Shares, and Adviser Shares provided a one-year dividend yield of 5.71%, 5.81%, and 5.46%, respectively, compared to 5.28% for the Lipper High Yield Bond Funds Index Average. The R6 Shares commenced operations on December 1, 2016, and from that time through July 31, 2017, had a total return of 7.64%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    In keeping with our disciplined investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. During the reporting period, we sought to maximize the Fund's income while maintaining an acceptable level of price volatility. We have always believed the Fund should be adequately compensated for any risk taken.

    Relative to the Index, the Fund benefited during the reporting period from its overweight in corporate bonds, especially within the basic industry sector, specifically metals and mining. Holdings of midstream pipeline, media and entertainment, and health care high-yield bonds also contributed to outperformance. The Fund's performance was limited by its allocations to commercial mortgage-backed securities and the high-yield bonds of energy exploration and production companies and wireline businesses. In addition, the portfolio was hampered by its allocation to cash, which we maintain as part of our liquidity strategy. Our liquidity strategy helps to prevent the Fund from being a forced seller in the event of investment outflows.

   Refer to page 9 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    During the reporting period, we continued to seek relative value opportunities within the high-yield bond market while continuing to maintain a diversified, liquid portfolio. We selectively added to the Fund's positions in the health care and retailing sectors. We also found attractive opportunities among floating-rate bank loans, which we consider attractive in a rising interest rate environment. Our analysts continue to analyze and monitor every holding in the portfolio.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.

================================================================================

6  | USAA HIGH INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA HIGH INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USHYX)

--------------------------------------------------------------------------------
                                              7/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $1.2 Billion          $1.1 Billion
Net Asset Value Per Share                     $8.27                 $7.90

--------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                         10 YEARS
    10.92%                            6.49%                            7.15%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/17             EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
               4.98%                                        0.84%

              (includes acquired fund fees and expenses of 0.02%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                               BLOOMBERG
                             BARCLAYS U.S.                                               LIPPER
                             HIGH YIELD 2%                   USAA                      HIGH YIELD
                             ISSUER CAPPED                HIGH INCOME                  BOND FUNDS
                               BOND INDEX                 FUND SHARES                     INDEX
 7/31/2007                    $10,000.00                   $10,000.00                  $10,000.00
 8/31/2007                     10,149.69                    10,093.00                   10,096.43
 9/30/2007                     10,401.93                    10,267.00                   10,339.79
10/31/2007                     10,472.13                    10,308.00                   10,428.84
11/30/2007                     10,251.55                    10,077.00                   10,207.16
12/31/2007                     10,290.78                    10,052.00                   10,217.21
 1/31/2008                     10,133.52                     9,823.00                   10,009.01
 2/29/2008                     10,008.26                     9,715.00                    9,874.19
 3/31/2008                      9,984.86                     9,653.00                    9,859.22
 4/30/2008                     10,395.39                     9,888.00                   10,228.73
 5/31/2008                     10,437.37                     9,960.00                   10,281.48
 6/30/2008                     10,179.63                     9,727.00                   10,010.88
 7/31/2008                     10,051.96                     9,597.00                    9,881.01
 8/31/2008                     10,082.59                     9,620.00                    9,894.76
 9/30/2008                      9,308.67                     8,954.00                    9,156.03
10/31/2008                      7,810.74                     7,771.00                    7,680.20
11/30/2008                      7,125.60                     7,138.00                    7,022.50
12/31/2008                      7,627.32                     7,229.00                    7,270.16
 1/31/2009                      8,135.24                     7,495.00                    7,587.38
 2/28/2009                      7,914.66                     7,287.00                    7,411.83
 3/31/2009                      8,131.80                     7,348.00                    7,521.62
 4/30/2009                      9,090.85                     7,998.00                    8,251.55
 5/31/2009                      9,700.62                     8,703.00                    8,731.31
 6/30/2009                      9,985.89                     9,084.00                    9,025.15
 7/31/2009                     10,585.00                     9,625.00                    9,597.02
 8/31/2009                     10,788.37                     9,890.00                    9,757.79
 9/30/2009                     11,404.34                    10,482.00                   10,267.95
10/31/2009                     11,611.15                    10,724.00                   10,419.44
11/30/2009                     11,725.05                    10,864.00                   10,552.22
12/31/2009                     12,109.43                    11,147.00                   10,868.25
 1/31/2010                     12,267.72                    11,402.00                   11,005.99
 2/28/2010                     12,283.55                    11,451.00                   11,022.58
 3/31/2010                     12,655.88                    11,853.00                   11,372.91
 4/30/2010                     12,957.67                    12,148.00                   11,620.17
 5/31/2010                     12,493.81                    11,658.00                   11,190.02
 6/30/2010                     12,647.97                    11,773.00                   11,278.79
 7/31/2010                     13,092.57                    12,142.00                   11,681.77
 8/31/2010                     13,096.70                    12,191.00                   11,674.77
 9/30/2010                     13,484.17                    12,543.00                   12,030.26
10/31/2010                     13,828.97                    12,877.00                   12,364.65
11/30/2010                     13,671.03                    12,801.00                   12,240.17
12/31/2010                     13,918.10                    13,058.00                   12,488.79
 1/31/2011                     14,225.74                    13,309.00                   12,749.56
 2/28/2011                     14,412.94                    13,571.00                   12,954.99
 3/31/2011                     14,460.08                    13,649.00                   12,981.63
 4/30/2011                     14,683.41                    13,899.00                   13,185.28
 5/31/2011                     14,755.33                    13,971.00                   13,214.40
 6/30/2011                     14,611.84                    13,776.00                   13,067.78
 7/31/2011                     14,780.45                    13,876.00                   13,176.31
 8/31/2011                     14,186.51                    13,243.00                   12,584.07
 9/30/2011                     13,719.89                    12,800.00                   12,139.37
10/31/2011                     14,543.36                    13,345.00                   12,847.07
11/30/2011                     14,229.53                    13,100.00                   12,557.71
12/31/2011                     14,608.74                    13,388.00                   12,844.69
 1/31/2012                     15,051.96                    13,783.00                   13,272.26
 2/29/2012                     15,409.84                    14,102.00                   13,579.23
 3/31/2012                     15,390.23                    14,164.00                   13,581.90
 4/30/2012                     15,548.52                    14,259.00                   13,702.57
 5/31/2012                     15,341.36                    14,057.00                   13,479.60
 6/30/2012                     15,665.18                    14,287.00                   13,732.84
 7/31/2012                     15,963.18                    14,569.00                   13,984.14
 8/31/2012                     16,150.03                    14,828.00                   14,161.09
 9/30/2012                     16,374.74                    15,059.00                   14,357.12
10/31/2012                     16,518.93                    15,283.00                   14,481.01
11/30/2012                     16,651.07                    15,333.00                   14,596.91
12/31/2012                     16,913.28                    15,601.00                   14,827.64
 1/31/2013                     17,140.06                    15,901.00                   15,042.88
 2/28/2013                     17,227.12                    16,037.00                   15,122.19
 3/31/2013                     17,402.62                    16,239.00                   15,280.06
 4/30/2013                     17,717.14                    16,518.00                   15,567.48
 5/31/2013                     17,614.59                    16,525.00                   15,479.57
 6/30/2013                     17,152.79                    16,103.00                   15,076.55
 7/31/2013                     17,477.63                    16,375.00                   15,372.64
 8/31/2013                     17,371.64                    16,254.00                   15,263.48
 9/30/2013                     17,544.05                    16,389.00                   15,425.86
10/31/2013                     17,982.45                    16,740.00                   15,798.67
11/30/2013                     18,073.30                    16,817.00                   15,864.34
12/31/2013                     18,171.37                    16,922.00                   15,959.69
 1/31/2014                     18,298.69                    17,111.00                   16,059.66
 2/28/2014                     18,667.93                    17,407.00                   16,375.64
 3/31/2014                     18,712.32                    17,511.00                   16,423.13
 4/30/2014                     18,830.70                    17,659.00                   16,505.54
 5/31/2014                     19,003.10                    17,852.00                   16,659.38
 6/30/2014                     19,162.42                    18,037.00                   16,801.44
 7/31/2014                     18,907.78                    17,905.00                   16,584.40
 8/31/2014                     19,208.19                    18,081.00                   16,805.14
 9/30/2014                     18,805.57                    17,821.00                   16,481.46
10/31/2014                     19,028.56                    17,907.00                   16,663.44
11/30/2014                     18,890.92                    17,836.00                   16,564.58
12/31/2014                     18,618.03                    17,520.00                   16,316.64
 1/31/2015                     18,740.54                    17,564.00                   16,405.41
 2/28/2015                     19,192.02                    17,851.00                   16,786.42
 3/31/2015                     19,087.06                    17,745.00                   16,719.50
 4/30/2015                     19,317.96                    17,936.00                   16,915.19
 5/31/2015                     19,376.46                    17,945.00                   16,986.54
 6/30/2015                     19,088.44                    17,660.00                   16,736.29
 7/31/2015                     18,977.63                    17,472.00                   16,678.72
 8/31/2015                     18,645.22                    17,099.00                   16,384.21
 9/30/2015                     18,166.21                    16,719.00                   15,943.81
10/31/2015                     18,664.14                    17,018.00                   16,322.01
11/30/2015                     18,252.24                    16,602.00                   15,952.14
12/31/2015                     17,792.50                    16,020.00                   15,522.98
 1/31/2016                     17,506.54                    15,680.00                   15,256.06
 2/29/2016                     17,606.68                    15,812.00                   15,274.74
 3/31/2016                     18,389.19                    16,448.00                   15,854.37
 4/30/2016                     19,109.08                    17,097.00                   16,359.07
 5/31/2016                     19,227.12                    17,242.00                   16,462.12
 6/30/2016                     19,404.34                    17,514.00                   16,579.74
 7/31/2016                     19,928.77                    17,987.00                   16,985.06
 8/31/2016                     20,345.84                    18,401.00                   17,341.60
 9/30/2016                     20,481.42                    18,564.00                   17,450.33
10/31/2016                     20,560.56                    18,630.00                   17,495.64
11/30/2016                     20,462.84                    18,537.00                   17,461.22
12/31/2016                     20,840.33                    18,890.00                   17,780.12
 1/31/2017                     21,142.81                    19,161.00                   18,049.01
 2/28/2017                     21,450.45                    19,464.00                   18,306.64
 3/31/2017                     21,402.62                    19,426.00                   18,272.14
 4/30/2017                     21,649.35                    19,538.00                   18,468.74
 5/31/2017                     21,837.23                    19,744.00                   18,627.21
 6/30/2017                     21,866.83                    19,728.00                   18,618.59
 7/31/2017                     22,109.43                    19,952.00                   18,850.32

                                   [END CHART]

                       Data from 7/31/07 through 7/31/17.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA HIGH INCOME FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Shares to the following benchmarks:

o   The unmanaged Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond
    Index is an index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%.

o The unmanaged Lipper High Yield Bond Funds Index tracks the total return performance of the funds within the Lipper High Yield Funds category.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA HIGH INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIHIX)

--------------------------------------------------------------------------------
                                              7/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                $970.8 Million       $991.0 Million
Net Asset Value Per Share                     $8.26                $7.90

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                 SINCE INCEPTION 8/01/08
    10.89%                     6.60%                          8.67%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/17             EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
               5.08%                                       0.73%

              (includes acquired fund fees and expenses of 0.02%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

10  | USAA HIGH INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                             BLOOMBERG
                            BARCLAYS U.S.                   USAA
                            HIGH YIELD 2%               HIGH INCOME                     LIPPER
                              ISSUER                       FUND                       HIGH YIELD
                            CAPPED BOND               INSTITUTIONAL                   BOND FUNDS
                              INDEX                       SHARES                         INDEX
 7/31/2008                   $10,000.00                  $10,000.00                    $10,000.00
 8/31/2008                    10,030.47                   10,026.00                     10,013.91
 9/30/2008                     9,260.55                    9,335.00                      9,266.29
10/31/2008                     7,770.36                    8,103.00                      7,772.69
11/30/2008                     7,088.77                    7,445.00                      7,107.07
12/31/2008                     7,587.89                    7,543.00                      7,357.71
 1/31/2009                     8,093.18                    7,824.00                      7,678.75
 2/28/2009                     7,873.75                    7,609.00                      7,501.09
 3/31/2009                     8,089.76                    7,677.00                      7,612.19
 4/30/2009                     9,043.85                    8,358.00                      8,350.92
 5/31/2009                     9,650.47                    9,097.00                      8,836.46
 6/30/2009                     9,934.27                    9,497.00                      9,133.83
 7/31/2009                    10,530.28                   10,066.00                      9,712.59
 8/31/2009                    10,732.60                   10,346.00                      9,875.29
 9/30/2009                    11,345.38                   10,968.00                     10,391.60
10/31/2009                    11,551.13                   11,224.00                     10,544.91
11/30/2009                    11,664.44                   11,373.00                     10,679.29
12/31/2009                    12,046.83                   11,671.00                     10,999.13
 1/31/2010                    12,204.31                   11,940.00                     11,138.53
 2/28/2010                    12,220.05                   11,994.00                     11,155.32
 3/31/2010                    12,590.46                   12,403.00                     11,509.86
 4/30/2010                    12,890.69                   12,729.00                     11,760.10
 5/31/2010                    12,429.22                   12,219.00                     11,324.77
 6/30/2010                    12,582.59                   12,328.00                     11,414.61
 7/31/2010                    13,024.89                   12,733.00                     11,822.45
 8/31/2010                    13,029.00                   12,772.00                     11,815.36
 9/30/2010                    13,414.47                   13,144.00                     12,175.14
10/31/2010                    13,757.49                   13,513.00                     12,513.55
11/30/2010                    13,600.36                   13,436.00                     12,387.57
12/31/2010                    13,846.15                   13,709.00                     12,639.18
 1/31/2011                    14,152.20                   13,976.00                     12,903.10
 2/28/2011                    14,338.43                   14,254.00                     13,111.00
 3/31/2011                    14,385.33                   14,339.00                     13,137.96
 4/30/2011                    14,607.51                   14,587.00                     13,344.06
 5/31/2011                    14,679.06                   14,665.00                     13,373.53
 6/30/2011                    14,536.30                   14,464.00                     13,225.15
 7/31/2011                    14,704.05                   14,589.00                     13,334.98
 8/31/2011                    14,113.18                   13,927.00                     12,735.61
 9/30/2011                    13,648.97                   13,446.00                     12,285.56
10/31/2011                    14,468.18                   14,022.00                     13,001.78
11/30/2011                    14,155.97                   13,766.00                     12,708.93
12/31/2011                    14,533.22                   14,071.00                     12,999.37
 1/31/2012                    14,974.15                   14,489.00                     13,432.08
 2/29/2012                    15,330.18                   14,845.00                     13,742.76
 3/31/2012                    15,310.67                   14,912.00                     13,745.45
 4/30/2012                    15,468.15                   15,015.00                     13,867.58
 5/31/2012                    15,262.06                   14,805.00                     13,641.93
 6/30/2012                    15,584.20                   15,050.00                     13,898.22
 7/31/2012                    15,880.66                   15,349.00                     14,152.54
 8/31/2012                    16,066.55                   15,606.00                     14,331.62
 9/30/2012                    16,290.10                   15,869.00                     14,530.02
10/31/2012                    16,433.54                   16,094.00                     14,655.40
11/30/2012                    16,564.99                   16,169.00                     14,772.69
12/31/2012                    16,825.85                   16,456.00                     15,006.20
 1/31/2013                    17,051.45                   16,775.00                     15,224.03
 2/28/2013                    17,138.06                   16,920.00                     15,304.29
 3/31/2013                    17,312.66                   17,117.00                     15,464.07
 4/30/2013                    17,625.55                   17,432.00                     15,754.95
 5/31/2013                    17,523.54                   17,443.00                     15,665.98
 6/30/2013                    17,064.12                   16,998.00                     15,258.11
 7/31/2013                    17,387.29                   17,268.00                     15,557.76
 8/31/2013                    17,281.85                   17,162.00                     15,447.29
 9/30/2013                    17,453.36                   17,286.00                     15,611.62
10/31/2013                    17,889.49                   17,679.00                     15,988.93
11/30/2013                    17,979.87                   17,762.00                     16,055.39
12/31/2013                    18,077.44                   17,876.00                     16,151.88
 1/31/2014                    18,204.10                   18,057.00                     16,253.06
 2/28/2014                    18,571.43                   18,392.00                     16,572.84
 3/31/2014                    18,615.59                   18,482.00                     16,620.90
 4/30/2014                    18,733.35                   18,640.00                     16,704.31
 5/31/2014                    18,904.86                   18,866.00                     16,859.99
 6/30/2014                    19,063.37                   19,042.00                     17,003.77
 7/31/2014                    18,810.04                   18,927.00                     16,784.12
 8/31/2014                    19,108.90                   19,113.00                     17,007.52
 9/30/2014                    18,708.36                   18,819.00                     16,679.93
10/31/2014                    18,930.20                   18,911.00                     16,864.11
11/30/2014                    18,793.26                   18,838.00                     16,764.05
12/31/2014                    18,521.79                   18,527.00                     16,513.13
 1/31/2015                    18,643.66                   18,553.00                     16,602.97
 2/28/2015                    19,092.81                   18,858.00                     16,988.57
 3/31/2015                    18,988.39                   18,747.00                     16,920.84
 4/30/2015                    19,218.10                   18,951.00                     17,118.89
 5/31/2015                    19,276.30                   18,962.00                     17,191.10
 6/30/2015                    18,989.76                   18,662.00                     16,937.84
 7/31/2015                    18,879.53                   18,487.00                     16,879.57
 8/31/2015                    18,548.83                   18,094.00                     16,581.51
 9/30/2015                    18,072.30                   17,671.00                     16,135.81
10/31/2015                    18,567.66                   17,989.00                     16,518.57
11/30/2015                    18,157.89                   17,575.00                     16,144.25
12/31/2015                    17,700.52                   16,958.00                     15,709.92
 1/31/2016                    17,416.04                   16,578.00                     15,439.78
 2/29/2016                    17,515.66                   16,719.00                     15,458.68
 3/31/2016                    18,294.14                   17,394.00                     16,045.30
 4/30/2016                    19,010.30                   18,084.00                     16,556.07
 5/31/2016                    19,127.73                   18,263.00                     16,660.37
 6/30/2016                    19,304.03                   18,527.00                     16,779.40
 7/31/2016                    19,825.75                   19,053.00                     17,189.60
 8/31/2016                    20,240.66                   19,469.00                     17,550.44
 9/30/2016                    20,375.54                   19,643.00                     17,660.47
10/31/2016                    20,454.28                   19,714.00                     17,706.33
11/30/2016                    20,357.06                   19,642.00                     17,671.49
12/31/2016                    20,732.60                   19,993.00                     17,994.24
 1/31/2017                    21,033.51                   20,281.00                     18,266.36
 2/28/2017                    21,339.56                   20,629.00                     18,527.09
 3/31/2017                    21,291.98                   20,566.00                     18,492.18
 4/30/2017                    21,537.43                   20,685.00                     18,691.15
 5/31/2017                    21,724.35                   20,905.00                     18,851.53
 6/30/2017                    21,753.79                   20,915.00                     18,842.80
 7/31/2017                    21,995.14                   21,129.00                     19,077.32

                                   [END CHART]

                       Data from 7/31/08 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index and the Lipper High Yield Bond Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA HIGH INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UHYOX)

--------------------------------------------------------------------------------
                                             7/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                $10.1 Million          $9.2 Million
Net Asset Value Per Share                    $8.28                 $7.92

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                 SINCE INCEPTION 8/01/10
    10.49%                     6.22%                           7.07%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELDS* AS OF 7/31/17
--------------------------------------------------------------------------------
    UNSUBSIDIZED          4.57%                  SUBSIDIZED             4.73%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.21%        AFTER REIMBURSEMENT         1.07%

                (includes acquired fund fees and expenses of 0.02%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.05% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 1.05%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to December 1, 2016, the manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.15% of the Adviser Shares average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

12  | USAA HIGH INCOME FUND

================================================================================

                o CUMULATIVE PERFORMANCE COMPARISON o

             [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                              BLOOMBERG
                            BARCLAYS U.S.
                            HIGH YIELD 2%
                               ISSUER                    LIPPER HIGH                  USAA HIGH
                             CAPPED BOND                 YIELD BOND                  INCOME FUND
                                INDEX                    FUNDS INDEX                ADVISER SHARES
 7/31/2010                   $10,000.00                   $10,000.00                  $10,000.00
 8/31/2010                    10,003.15                     9,994.01                   10,031.00
 9/30/2010                    10,299.10                    10,298.32                   10,317.00
10/31/2010                    10,562.46                    10,584.57                   10,589.00
11/30/2010                    10,441.82                    10,478.01                   10,524.00
12/31/2010                    10,630.54                    10,690.83                   10,732.00
 1/31/2011                    10,865.51                    10,914.07                   10,937.00
 2/28/2011                    11,008.49                    11,089.92                   11,151.00
 3/31/2011                    11,044.50                    11,112.73                   11,212.00
 4/30/2011                    11,215.08                    11,287.05                   11,402.00
 5/31/2011                    11,270.01                    11,311.98                   11,459.00
 6/30/2011                    11,160.41                    11,186.48                   11,296.00
 7/31/2011                    11,289.19                    11,279.38                   11,390.00
 8/31/2011                    10,835.55                    10,772.40                   10,868.00
 9/30/2011                    10,479.14                    10,391.73                   10,489.00
10/31/2011                    11,108.10                    10,997.54                   10,935.00
11/30/2011                    10,868.40                    10,749.83                   10,744.00
12/31/2011                    11,158.04                    10,995.50                   10,978.00
 1/31/2012                    11,496.57                    11,361.51                   11,300.00
 2/29/2012                    11,769.92                    11,624.29                   11,574.00
 3/31/2012                    11,754.93                    11,626.57                   11,622.00
 4/30/2012                    11,875.84                    11,729.87                   11,698.00
 5/31/2012                    11,717.61                    11,539.01                   11,531.00
 6/30/2012                    11,964.94                    11,755.79                   11,704.00
 7/31/2012                    12,192.55                    11,970.91                   11,932.00
 8/31/2012                    12,335.27                    12,122.38                   12,142.00
 9/30/2012                    12,506.90                    12,290.20                   12,342.00
10/31/2012                    12,617.03                    12,396.25                   12,511.00
11/30/2012                    12,717.95                    12,495.46                   12,550.00
12/31/2012                    12,918.23                    12,692.97                   12,767.00
 1/31/2013                    13,091.44                    12,877.23                   13,025.00
 2/28/2013                    13,157.94                    12,945.12                   13,119.00
 3/31/2013                    13,291.98                    13,080.26                   13,281.00
 4/30/2013                    13,532.21                    13,326.31                   13,506.00
 5/31/2013                    13,453.89                    13,251.04                   13,524.00
 6/30/2013                    13,101.16                    12,906.05                   13,161.00
 7/31/2013                    13,349.28                    13,159.51                   13,380.00
 8/31/2013                    13,268.33                    13,066.07                   13,293.00
 9/30/2013                    13,400.01                    13,205.07                   13,386.00
10/31/2013                    13,734.85                    13,524.21                   13,684.00
11/30/2013                    13,804.24                    13,580.43                   13,744.00
12/31/2013                    13,879.15                    13,662.04                   13,826.00
 1/31/2014                    13,976.40                    13,747.62                   13,961.00
 2/28/2014                    14,258.42                    14,018.12                   14,217.00
 3/31/2014                    14,292.32                    14,058.77                   14,283.00
 4/30/2014                    14,382.74                    14,129.32                   14,417.00
 5/31/2014                    14,514.42                    14,261.00                   14,571.00
 6/30/2014                    14,636.11                    14,382.61                   14,717.00
 7/31/2014                    14,441.61                    14,196.82                   14,605.00
 8/31/2014                    14,671.06                    14,385.78                   14,744.00
 9/30/2014                    14,363.55                    14,108.70                   14,529.00
10/31/2014                    14,533.87                    14,264.48                   14,596.00
11/30/2014                    14,428.73                    14,179.85                   14,535.00
12/31/2014                    14,220.31                    13,967.61                   14,290.00
 1/31/2015                    14,313.87                    14,043.60                   14,307.00
 2/28/2015                    14,658.71                    14,369.76                   14,538.00
 3/31/2015                    14,578.55                    14,312.47                   14,449.00
 4/30/2015                    14,754.91                    14,479.99                   14,601.00
 5/31/2015                    14,799.59                    14,541.07                   14,606.00
 6/30/2015                    14,579.60                    14,326.85                   14,371.00
 7/31/2015                    14,494.97                    14,277.56                   14,232.00
 8/31/2015                    14,241.07                    14,025.45                   13,925.00
 9/30/2015                    13,875.21                    13,648.46                   13,613.00
10/31/2015                    14,255.53                    13,972.21                   13,835.00
11/30/2015                    13,940.92                    13,655.59                   13,511.00
12/31/2015                    13,589.77                    13,288.21                   13,034.00
 1/31/2016                    13,371.36                    13,059.72                   12,737.00
 2/29/2016                    13,447.84                    13,075.71                   12,841.00
 3/31/2016                    14,045.52                    13,571.89                   13,353.00
 4/30/2016                    14,595.37                    14,003.93                   13,893.00
 5/31/2016                    14,685.52                    14,092.15                   14,007.00
 6/30/2016                    14,820.88                    14,192.83                   14,205.00
 7/31/2016                    15,221.44                    14,539.80                   14,602.00
 8/31/2016                    15,539.99                    14,845.01                   14,932.00
 9/30/2016                    15,643.55                    14,938.08                   15,060.00
10/31/2016                    15,704.00                    14,976.87                   15,110.00
11/30/2016                    15,629.35                    14,947.41                   15,031.00
12/31/2016                    15,917.68                    15,220.40                   15,313.00
 1/31/2017                    16,148.71                    15,450.58                   15,531.00
 2/28/2017                    16,383.68                    15,671.12                   15,773.00
 3/31/2017                    16,347.15                    15,641.59                   15,740.00
 4/30/2017                    16,535.60                    15,809.88                   15,827.00
 5/31/2017                    16,679.11                    15,945.54                   15,990.00
 6/30/2017                    16,701.71                    15,938.16                   15,974.00
 7/31/2017                    16,887.01                    16,136.53                   16,134.00

                             [END CHART]

                 Data from 7/31/10 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index and the Lipper High Yield Bond Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA HIGH INCOME FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URHIX)

--------------------------------------------------------------------------------
                                                                    7/31/17
--------------------------------------------------------------------------------
Net Assets                                                       $5.2 Million
Net Asset Value Per Share                                          $8.26

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/17
--------------------------------------------------------------------------------
                         SINCE INCEPTION 12/01/16**
                                  7.64%

--------------------------------------------------------------------------------
                      30-DAY SEC YIELDS*** AS OF 7/31/17
--------------------------------------------------------------------------------
UNSUBSIDIZED            5.05%                     SUBSIDIZED            5.13%

--------------------------------------------------------------------------------
                              EXPENSE RATIOS****
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT     0.73%              AFTER REIMBURSEMENT     0.67%

             (includes acquired fund fees and expenses of 0.02%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios are reported in the Fund's prospectus dated December 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.65% of the R6
Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the R6 Shares is lower than 0.65%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA HIGH INCOME FUND

================================================================================

                o CUMULATIVE PERFORMANCE COMPARISON o

             [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                            BLOOMBERG
                          BARCLAYS U.S.
                          HIGH YIELD 2%
                             ISSUER                   LIPPER HIGH                  USAA HIGH
                           CAPPED BOND                 YIELD BOND                 INCOME FUND
                             INDEX                    FUNDS INDEX                  R6 SHARES
 12/1/2016                 $10,000.00                  $10,000.00                 $10,000.00
12/31/2016                  10,184.48                   10,182.64                  10,192.00
 1/31/2017                  10,332.30                   10,336.63                  10,340.00
 2/28/2017                  10,482.64                   10,484.17                  10,504.00
 3/31/2017                  10,459.26                   10,464.41                  10,486.00
 4/30/2017                  10,579.84                   10,577.00                  10,550.00
 5/31/2017                  10,671.66                   10,667.76                  10,662.00
 6/30/2017                  10,686.12                   10,662.82                  10,654.00
 7/31/2017                  10,804.68                   10,795.53                  10,764.00

                             [END CHART]

                 Data from 11/30/16 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund R6 Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index and the Lipper High Yield Bond Funds Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/17 o
                             (% of Net Assets)

SPDR Barclays High Yield Bond ETF**......................................  3.2%
iShares iBoxx $ High Yield
  Corporate Bond ETF**...................................................  2.0%
NuStar Logistics, LP, 7.63%..............................................  1.5%
CSC Holdings, LLC, 10.88%................................................  1.2%
Sprint Corp., 7.63%......................................................  1.0%
Sprint Corp., 7.25%......................................................  1.0%
Valeant Pharmaceuticals
  International, Inc., 6.13%.............................................  1.0%
Dairy Farmers of America, Inc., 7.88%
  cumulative redeemable, perpetual.......................................  1.0%
ArcelorMittal, 7.50%.....................................................  1.0%
Clear Channel Worldwide Holdings, Inc., 7.63%............................  1.0%

    You will find a complete list of securities that the Fund owns on pages
    21-46.

    *Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

    **The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

16  | USAA HIGH INCOME FUND

================================================================================

                        o SECTOR ALLOCATION* - 7/31/17 o

                       [PIE CHART OF SECTOR ALLOCATION]

ENERGY                                                                    15.8%
FINANCIALS                                                                12.2%
MATERIALS                                                                 12.1%
CONSUMER DISCRETIONARY                                                    11.6%
TELECOMMUNICATION SERVICES                                                 9.6%
INDUSTRIALS                                                                9.2%
HEALTH CARE                                                                6.7%
UTILITIES                                                                  4.4%
CONSUMER STAPLES                                                           3.2%
INFORMATION TECHNOLOGY                                                     2.6%
REAL ESTATE                                                                1.7%
MUNICIPAL BONDS                                                            0.3%
GOVERNMENT                                                                 0.1%

                                   [END CHART]

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                   FOR                   VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                   9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.               9,714,117,381                 352,502,522
Jefferson C. Boyce                   9,717,710,105                 348,909,798
Dawn M. Hawley                       9,714,577,808                 352,042,095
Paul L. McNamara                     9,668,206,065                 398,413,838
Richard Y. Newton III                9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.            9,715,801,431                 350,818,472
Michael F. Reimherr                  9,711,558,498                 355,061,405

================================================================================

18  | USAA HIGH INCOME FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

                               DIVIDEND RECEIVED              QUALIFIED
                              DEDUCTION (CORPORATE             INTEREST
                                SHAREHOLDERS)(1)               INCOME
                              ------------------------------------------
                                    3.78%                   $106,117,000
                              ------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  19

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA High Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA High Income Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

20  | USAA HIGH INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              BONDS (86.3%)

              CORPORATE OBLIGATIONS (61.9%)

              CONSUMER DISCRETIONARY (10.2%)
              ------------------------------
              ADVERTISING (1.3%)
$     1,000   Acosta, Inc.(a)                                               7.75%         10/01/2022    $      760
      3,000   Advantage Sales & Marketing, Inc.(b)                          7.80           7/25/2022         2,854
      5,000   Checkout Holding Corp.(b)                                     7.98           4/11/2022         2,829
     21,000   Clear Channel Worldwide Holdings, Inc.                        7.63           3/15/2020        21,157
                                                                                                        ----------
                                                                                                            27,600
                                                                                                        ----------
              APPAREL RETAIL (0.7%)
     10,000   L Brands, Inc.                                                6.95           3/01/2033         9,675
      2,500   L Brands, Inc.                                                6.75           7/01/2036         2,387
      4,000   The Men's Wearhouse, Inc.(c)                                  7.00           7/01/2022         3,640
                                                                                                        ----------
                                                                                                            15,702
                                                                                                        ----------
              AUTO PARTS & EQUIPMENT (0.2%)
      1,500   Midas Intermediate Holdco II, LLC & Midas
                Intermediate Holdco II Finance, Inc.(a)                     7.88          10/01/2022         1,569
      3,000   TI Group Automotive Systems, LLC(a)                           8.75           7/15/2023         3,188
                                                                                                        ----------
                                                                                                             4,757
                                                                                                        ----------
              AUTOMOTIVE RETAIL (0.1%)
      1,000   Lithia Motors, Inc.(a)                                        5.25           8/01/2025         1,032
                                                                                                        ----------
              BROADCASTING (0.3%)
      2,240   iHeartCommunications, Inc.(b)                                 7.98           1/30/2019         1,819
      4,310   iHeartCommunications, Inc.(b)                                 8.73           7/30/2019         3,489
      1,000   Salem Media Group, Inc.(a)                                    6.75           6/01/2024         1,043
                                                                                                        ----------
                                                                                                             6,351
                                                                                                        ----------
              CABLE & SATELLITE (2.7%)
      5,000   Cablevision Systems Corp.                                     8.00           4/15/2020         5,618
      5,000   CCO Holdings, LLC & CCO Holdings Capital Corp.                5.75           1/15/2024         5,275
      5,000   CCO Holdings, LLC & CCO Holdings Capital Corp.(a)             5.75           2/15/2026         5,388
      5,500   CCO Holdings, LLC & CCO Holdings Capital Corp.(a)             5.50           5/01/2026         5,857
      5,000   CCO Holdings, LLC & CCO Holdings Capital Corp.(a)             5.13           5/01/2027         5,181
      5,000   CSC Holdings, LLC(a)                                         10.13           1/15/2023         5,831
     21,018   CSC Holdings, LLC(a)                                         10.88          10/15/2025        26,272
                                                                                                        ----------
                                                                                                            59,422
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              CASINOS & GAMING (0.8%)
$     2,000   Eldorado Resorts, Inc.                                        7.00%          8/01/2023    $    2,168
      7,500   Golden Nugget Escrow, Inc.(a)                                 8.50          12/01/2021         7,978
      2,472   Inn of the Mountain Gods Resort & Casino(a)                   9.25          11/30/2020         2,237
      2,000   Scientific Games International, Inc.(a)                       7.00           1/01/2022         2,135
      3,000   Scientific Games International, Inc.                         10.00          12/01/2022         3,356
                                                                                                        ----------
                                                                                                            17,874
                                                                                                        ----------
              DEPARTMENT STORES (0.7%)
      5,000   J.C. Penney Co., Inc.(c)                                      5.65           6/01/2020         5,069
      1,987   J.C. Penney Co., Inc.(b)                                      5.45           6/23/2023         1,979
      2,000   Neiman Marcus Group Ltd.(a)                                   8.00          10/15/2021         1,115
      8,883   Neiman Marcus Group Ltd.(b)                                   4.47          10/25/2020         6,598
                                                                                                        ----------
                                                                                                            14,761
                                                                                                        ----------
              HOME FURNISHINGS (0.2%)
      2,030   Comfort Holding, LLC(b)                                      11.13           1/17/2025         1,736
      3,000   Serta Simmons Holdings, LLC(b)                                9.18          11/08/2024         3,003
                                                                                                        ----------
                                                                                                             4,739
                                                                                                        ----------
              HOMEBUILDING (0.8%)
      3,000   Ashton Woods USA/Finance(a),(d)                               6.75           8/01/2025         3,045
      3,000   AV Homes, Inc.(a)                                             6.63           5/15/2022         3,109
      2,000   Beazer Homes USA, Inc.                                        8.75           3/15/2022         2,237
      5,000   Kb Home Co.                                                   7.63           5/15/2023         5,650
      3,000   M/I Homes, Inc.                                               6.75           1/15/2021         3,157
      1,500   M/I Homes, Inc.(a)                                            5.63           8/01/2025         1,500
                                                                                                        ----------
                                                                                                            18,698
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
      3,000   Hilton Worldwide Finance, LLC(a)                              4.88           4/01/2027         3,135
                                                                                                        ----------
              LEISURE FACILITIES (0.2%)
      3,000   Clubcorp Club Operations(a)                                   8.25          12/15/2023         3,360
                                                                                                        ----------
              MOVIES & ENTERTAINMENT (0.4%)
      3,000   AMC Entertainment Holdings, Inc.                              5.88          11/15/2026         3,067
      3,000   AMC Entertainment Holdings, Inc.                              6.13           5/15/2027         3,094
      3,000   National Cinemedia, LLC                                       5.75           8/15/2026         2,895
                                                                                                        ----------
                                                                                                             9,056
                                                                                                        ----------
              PUBLISHING (0.1%)
      2,921   Cengage Learning Acquisitions, Inc.(b)                        5.47           6/07/2023         2,769
                                                                                                        ----------
              RESTAURANTS (0.1%)
      3,000   NPC International, Inc. & NPC Operating Co., Inc.(b)          8.73           4/18/2025         3,048
                                                                                                        ----------
              Specialized Consumer Services (0.2%)
      4,851   Weight Watchers International, Inc.(b)                        4.53           4/02/2020         4,772
                                                                                                        ----------

================================================================================

22  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              SPECIALTY STORES (1.3%)
$     5,973   Academy Ltd.(b),(d)                                           5.24%          7/01/2022    $    4,713
      7,000   Guitar Center, Inc.(a),(c)                                    6.50           4/15/2019         6,282
      2,000   Guitar Center, Inc.(a),(c)                                    9.63           4/15/2020         1,185
      1,990   Petsmart, Inc.(b)                                             4.23           3/11/2022         1,886
      3,000   Petsmart, Inc.(a)                                             7.13           3/15/2023         2,723
      2,000   Petsmart, Inc.(a)                                             5.88           6/01/2025         1,930
      2,000   Petsmart, Inc.(a)                                             8.88           6/01/2025         1,900
      9,165   Toys R Us Property Co. I, LLC(b)                              6.23           8/21/2019         8,764
                                                                                                        ----------
                                                                                                            29,383
                                                                                                        ----------
              Total Consumer Discretionary                                                                 226,459
                                                                                                        ----------
              CONSUMER STAPLES (0.8%)
              -----------------------
              DRUG RETAIL (0.1%)
      2,000   Rite Aid Corp.(a),(c)                                         6.13           4/01/2023         1,990
                                                                                                        ----------
              FOOD RETAIL (0.5%)
      3,000   Albertson's Cos., LLC & Safeway, Inc. & New
              Albertson's, Inc. & Albertson's, LLC(a)                       6.63           6/15/2024         2,827
     10,000   BI-LO, LLC & BI-LO Finance Corp.(a)                           9.25           2/15/2019         8,650
                                                                                                        ----------
                                                                                                            11,477
                                                                                                        ----------
              PACKAGED FOODS & MEAT (0.2%)
      3,000   Post Holdings, Inc.(a)                                        8.00           7/15/2025         3,480
                                                                                                        ----------
              Total Consumer Staples                                                                        16,947
                                                                                                        ----------
              ENERGY (11.4%)
              --------------
              COAL & CONSUMABLE FUELS (0.6%)
      5,000   Alliance Resource Operating Partners, LP /
               Alliance Resource Finance Corp.(a)                           7.50           5/01/2025         5,300
      5,000   Pay O Matic Corp.(e)                                          6.00          11/15/2018             -
      4,198   Peabody Energy Corp.(b)                                       5.73           3/31/2022         4,246
      2,000   Peabody Energy Corp.(a),(c)                                   6.00           3/31/2022         2,047
      2,000   Peabody Energy Corp.(a)                                       6.38           3/31/2025         2,028
                                                                                                        ----------
                                                                                                            13,621
                                                                                                        ----------
              OIL & GAS DRILLING (0.5%)
      3,000   Nabors Industries, Inc.(c)                                    5.50           1/15/2023         2,860
      5,212   Schahin II Finance Co. SPV Ltd.(a),(f)                        5.88           9/25/2023           704
      3,000   Transocean, Inc.(c)                                           8.38          12/15/2021         3,187
      5,000   Transocean, Inc.(a)                                           9.00           7/15/2023         5,250
                                                                                                        ----------
                                                                                                            12,001
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              OIL & GAS EQUIPMENT & SERVICES (0.6%)
$     3,000   Archrock Partners, LP & Archrock
              Partners Finance Corp.                                        6.00%          4/01/2021    $    2,985
      3,000   Brand Energy & Infrastructure Services, Inc.(a)               8.50           7/15/2025         3,203
      1,500   CSI Compressco, LP & CSI Compressco Finance, Inc.             7.25           8/15/2022         1,412
      5,880   Weatherford Bermuda                                           5.13           9/15/2020         5,762
                                                                                                        ----------
                                                                                                            13,362
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (2.8%)
      6,000   Bill Barrett Corp.(c)                                         7.00          10/15/2022         5,490
      3,000   BreitBurn Energy Partners, LP(f)                              7.88           4/15/2022           690
      6,162   California Resources Corp.(a)                                 8.00          12/15/2022         3,951
      2,297   California Resources Corp.                                    6.00          11/15/2024         1,217
      1,000   Carrizo Oil & Gas, Inc.                                       8.25           7/15/2025         1,056
      3,000   Chesapeake Energy Corp.(b)                                    8.69           8/23/2021         3,233
      1,147   Chesapeake Energy Corp.(a)                                    8.00          12/15/2022         1,220
      2,000   Comstock Resources, Inc.(g)                                  10.00           3/15/2020         2,020
      2,500   Denbury Resources, Inc.                                       4.63           7/15/2023         1,288
      4,000   Devon Energy Corp.                                            5.85          12/15/2025         4,597
      3,000   EP Energy, LLC & Everest Acquisition Finance, Inc.            7.75           9/01/2022         2,040
      3,000   EV Energy Partners, LP & EV Energy Finance Corp.(h)           8.00           4/15/2019         1,515
      3,000   Fieldwood Energy, LLC(b)                                      8.42           9/30/2020         1,759
      2,000   Murphy Oil Corp.                                              6.88           8/15/2024         2,130
      5,000   Newfield Exploration Co.                                      5.38           1/01/2026         5,237
      1,000   Northern Oil and Gas, Inc.                                    8.00           6/01/2020           655
        500   Northern Oil and Gas, Inc.                                    8.00           6/01/2020           323
      2,000   PDC Energy, Inc.                                              7.75          10/15/2022         2,093
      4,126   Quicksilver Resources, Inc.(b),(f),(i)                        7.00           6/21/2019            15
      3,000   Resolute Energy Corp.                                         8.50           5/01/2020         3,037
      4,408   Rex Energy Corp., 8.00%, 10/01/2017                           1.00(j)       10/01/2020         2,446
      1,000   RSP Permian, Inc.(a)                                          5.25           1/15/2025         1,020
      7,000   Sandridge Energy, Inc.(e)                                     7.50           2/15/2023             -
      3,000   Southwestern Energy Co.                                       4.10           3/15/2022         2,813
      7,000   Southwestern Energy Co.                                       6.70           1/23/2025         6,928
      1,000   Triangle USA Petroleum Corp.(a),(e),(f),(i)                   6.75           7/15/2022           290
      3,000   Wildhorse Resource Dev. Corp.(a)                              6.88           2/01/2025         2,948
      2,500   WPX Energy, Inc.                                              8.25           8/01/2023         2,763
                                                                                                        ----------
                                                                                                            62,774
                                                                                                        ----------
              OIL & GAS REFINING & MARKETING (0.8%)
      2,000   Cheniere Corpus Christi Holdings, LLC                         7.00           6/30/2024         2,300
      5,000   Cheniere Corpus Christi Holdings, LLC                         5.88           3/31/2025         5,438
      4,000   CITGO Petroleum Corp.(a)                                      6.25           8/15/2022         4,090
      5,000   PBF Holding Co., LLC(a)                                       7.25           6/15/2025         4,925
                                                                                                        ----------
                                                                                                            16,753
                                                                                                        ----------

================================================================================

24  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              OIL & GAS STORAGE & TRANSPORTATION (6.1%)
$     5,000   Blue Racer Midstream, LLC & Blue Racer
                Finance Corp.(a)                                            6.13%         11/15/2022    $    5,137
     10,000   Boardwalk Pipelines, LP                                       4.95          12/15/2024        10,683
     15,000   DCP Midstream, LLC(a)                                         5.85           5/21/2043        14,062
      2,500   Energy Transfer Equity, LP                                    7.50          10/15/2020         2,838
      5,000   Energy Transfer Partners, LP                                  4.19(k)       11/01/2066         4,400
     12,915   Enterprise Products Operating, LLC                            3.98(k)        6/01/2067        12,544
      9,000   Enterprise Products Operating, LLC                            7.03(k)        1/15/2068         9,225
      3,000   Enterprise TE Partners                                        3.98(k)        6/01/2067         2,914
      3,000   Holly Energy Partners, LP(a)                                  6.00           8/01/2024         3,139
      5,061   Kinder Morgan, Inc.                                           7.80           8/01/2031         6,477
      5,000   Martin Midstream Partners, LP & Martin Midstream
                Finance Corp.                                               7.25           2/15/2021         5,125
      5,000   NGL Energy Partners, LP & NGL Energy
                Finance Corp.(a)                                            7.50          11/01/2023         4,850
     12,000   NGPL PipeCo, LLC(a)                                           7.12          12/15/2017        12,240
      5,000   Sabine Pass Liquefaction, LLC                                 5.88           6/30/2026         5,631
      3,000   SemGroup Corp.(a)                                             6.38           3/15/2025         2,985
      5,000   Southern Union Co.                                            4.19(k)       11/01/2066         4,200
      2,000   Sunoco LP & Sunoco Finance Corp.                              5.50           8/01/2020         2,053
      2,000   Sunoco LP & Sunoco Finance Corp.                              6.38           4/01/2023         2,115
      3,000   Targa Resources Partners, LP                                  5.25           5/01/2023         3,101
      6,000   Tesoro Logistics, LP & Tesoro Logistics Finance Corp.         6.13          10/15/2021         6,232
      3,000   Transcontinental Gas Pipe Line Co., LLC                       7.85           2/01/2026         3,906
     10,000   Williams Companies, Inc.                                      4.55           6/24/2024        10,412
                                                                                                        ----------
                                                                                                           134,269
                                                                                                        ----------
              Total Energy                                                                                 252,780
                                                                                                        ----------
              FINANCIALS (7.4%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
     10,000   Prospect Capital Corp.                                        5.00           7/15/2019        10,275
                                                                                                        ----------
              CONSUMER FINANCE (1.4%)
      5,000   Ally Financial, Inc.(c)                                       5.75          11/20/2025         5,369
      5,000   Credit Acceptance Corp.                                       6.13           2/15/2021         5,150
     12,000   Navient Corp.                                                 7.25           1/25/2022        13,185
      1,000   Navient Corp.                                                 6.13           3/25/2024         1,043
      7,000   Navient Corp.                                                 6.75           6/25/2025         7,367
                                                                                                        ----------
                                                                                                            32,114
                                                                                                        ----------
              DIVERSIFIED BANKS (0.1%)
      1,500   CSVC Acquisition Corp.(a)                                     7.75           6/15/2025         1,556
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              INVESTMENT BANKING & BROKERAGE (0.0%)
$     1,000   Lehman Brothers Holdings, Inc.(f)                             5.75%          4/25/2011    $       62
      1,500   Lehman Brothers Treasury Co. B.V.(f)                          6.88          12/29/2010           126
                                                                                                        ----------
                                                                                                               188
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (1.7%)
      5,000   American Equity Investment Life Holding Co.                   5.00           6/15/2027         5,215
      3,000   Forethought Financial Group(a)                                8.63           4/15/2021         3,458
      5,000   Lincoln National Corp.                                        3.54(k)        5/17/2066         4,712
      2,000   MetLife, Inc.                                                10.75           8/01/2069         3,348
     10,000   Prudential Financial, Inc.                                    5.20           3/15/2044        10,650
     10,000   StanCorp Financial Group, Inc.                                3.71(k)        6/01/2067         9,300
                                                                                                        ----------
                                                                                                            36,683
                                                                                                        ----------
              MULTI-LINE INSURANCE (0.6%)
     14,000   Genworth Holdings, Inc.                                       3.18(k)       11/15/2066         5,285
      8,000   Hartford Financial Services Group, Inc.(a)                    3.31(k)        2/12/2067         7,825
                                                                                                        ----------
                                                                                                            13,110
                                                                                                        ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
      3,000   Icahn Enterprises, LP/Icahn Enterprises Finance Corp.         6.25           2/01/2022         3,130
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.8%)
     10,000   AmTrust Financial Services, Inc.                              6.13           8/15/2023        10,016
      3,780   Hanover Insurance Group, Inc.                                 8.21           2/03/2027         4,568
      2,000   Zenith National Insurance Capital Trust I(a)                  8.55           8/01/2028         2,290
                                                                                                        ----------
                                                                                                            16,874
                                                                                                        ----------
              REGIONAL BANKS (1.4%)
      5,000   Banc of California, Inc.                                      5.25           4/15/2025         5,074
      5,000   Bank of the Ozarks, Inc.                                      5.50           7/01/2026         5,248
      5,000   First Midwest Bancorp, Inc.                                   5.88           9/29/2026         5,317
     10,409   Regions Bank                                                  6.45           6/26/2037        12,552
      1,790   Regions Financial Corp.                                       7.38          12/10/2037         2,377
                                                                                                        ----------
                                                                                                            30,568
                                                                                                        ----------
              SPECIALIZED FINANCE (0.2%)
      5,000   National Rural Utilities Cooperative Finance Corp.            4.75           4/30/2043         5,187
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (0.6%)
      3,000   Ocwen Loan Servicing, LLC(a),(c)                              8.38          11/15/2022         2,925
      7,911   Walter Investment Management Corp.(b)                         4.98          12/18/2020         7,290
      5,000   Walter Investment Management Corp.                            7.88          12/15/2021         2,900
                                                                                                        ----------
                                                                                                            13,115
                                                                                                        ----------
              Total Financials                                                                             162,800
                                                                                                        ----------

================================================================================

26  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE (6.4%)
              ------------------
              HEALTH CARE EQUIPMENT (0.2%)
$     5,000   Universal Hospital Services, Inc.                             7.63%          8/15/2020    $    5,113
                                                                                                        ----------
              HEALTH CARE FACILITIES (3.5%)
     18,000   Community Health Systems, Inc.(c)                             6.88           2/01/2022        15,502
      6,000   HCA, Inc.                                                     5.25           4/15/2025         6,525
     16,500   HCA, Inc.                                                     5.88           2/15/2026        18,026
      2,000   HealthSouth Corp.                                             5.75           9/15/2025         2,090
      5,000   Kindred Healthcare, Inc.(c)                                   6.38           4/15/2022         4,663
     10,000   RegionalCare Hospital Partners Holdings, Inc.(a)              8.25           5/01/2023        10,800
     14,000   Tenet Healthcare Corp.(c)                                     6.75           6/15/2023        13,860
      5,000   Tenet Healthcare Corp.(a),(c)                                 7.00           8/01/2025         4,950
                                                                                                        ----------
                                                                                                            76,416
                                                                                                        ----------
              HEALTH CARE SERVICES (0.1%)
      3,000   DaVita HealthCare Partners, Inc.                              5.13           7/15/2024         3,090
                                                                                                        ----------
              HEALTH CARE SUPPLIES (0.2%)
      2,930   DJO Finance, LLC & DJO Finance Corp.(a)                       8.13           6/15/2021         2,776
      2,000   Halyard Health, Inc.                                          6.25          10/15/2022         2,100
                                                                                                        ----------
                                                                                                             4,876
                                                                                                        ----------
              HEALTH CARE TECHNOLOGY (0.1%)
      2,050   Press Ganey Holdings, Inc.(b)                                 8.48          10/21/2024         2,105
                                                                                                        ----------
              MANAGED HEALTH CARE (0.1%)
      1,500   Centene Corp.                                                 6.13           2/15/2024         1,635
                                                                                                        ----------
              PHARMACEUTICALS (2.2%)
     13,000   Endo Finance, LLC & Endo Ltd.(a)                              6.00           7/15/2023        11,334
      9,000   Mallinckrodt International Finance S.A.(c)                    4.75           4/15/2023         8,010
      3,000   Valeant Pharmaceuticals Co.(a)                                5.88           5/15/2023         2,595
      4,000   Valeant Pharmaceuticals International, Inc.(a)                7.00           3/15/2024         4,270
     26,000   Valeant Pharmaceuticals International, Inc.(a),(c)            6.13           4/15/2025        22,230
                                                                                                        ----------
                                                                                                            48,439
                                                                                                        ----------
              Total Health Care                                                                            141,674
                                                                                                        ----------
              INDUSTRIALS (7.4%)
              ------------------
              AEROSPACE & DEFENSE (0.8%)
      3,000   Arconic, Inc.                                                 5.13          10/01/2024         3,206
     15,000   Textron Financial Corp.(a)                                    2.92(k)        2/15/2067        13,238
                                                                                                        ----------
                                                                                                            16,444
                                                                                                        ----------
              AIRLINES (2.4%)
      5,000   American Airlines                                             4.95           8/15/2026         5,225
      3,920   American Airlines, Inc. Pass-Through Trust                    5.63           7/15/2022         4,097

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     5,000   Continental Airlines, Inc. Pass-Through Trust                 6.13%          4/29/2018    $    5,144
      1,963   Continental Airlines, Inc. Pass-Through Trust                 6.25          10/11/2021         2,083
     16,268   Hawaiian Airlines Pass-Through Trust                          4.95           7/15/2023        16,692
      4,339   Latam Air Pass-Through Trust                                  4.50           8/15/2025         4,290
      4,288   United Airlines, Inc. Pass-Through Trust                      4.63           3/03/2024         4,451
      5,000   US Airways Group, Inc. Pass-Through Trust                     5.45           6/03/2018         5,138
      1,961   US Airways Group, Inc. Pass-Through Trust(h)                  9.75           4/22/2020         2,157
      2,914   Virgin Australia Holdings Ltd. Pass-Through Trust(a)          7.13          10/23/2018         2,998
                                                                                                        ----------
                                                                                                            52,275
                                                                                                        ----------
              COMMERCIAL PRINTING (0.1%)
      3,000   R.R. Donnelley & Sons Co.(c)                                  6.00           4/01/2024         2,940
                                                                                                        ----------
              CONSTRUCTION & ENGINEERING (0.1%)
      1,000   New Enterprise Stone & Lime Co.(a)                           10.13           4/01/2022         1,090
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
      5,000   Navistar International Corp.                                  8.25          11/01/2021         5,066
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
      5,079   Artesyn Embedded Technologies, Inc.(a)                        9.75          10/15/2020         4,952
                                                                                                        ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
      3,000   Covanta Holding Corp.                                         5.88           7/01/2025         2,936
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (0.3%)
      5,921   General Electric Co.                                          5.00                   -(l)      6,250
                                                                                                        ----------
              INDUSTRIAL MACHINERY (0.4%)
        100   Blueline Rental Corp.(a)                                      9.25           3/15/2024           109
      9,000   Xerium Technologies, Inc.                                     9.50           8/15/2021         9,540
                                                                                                        ----------
                                                                                                             9,649
                                                                                                        ----------
              MARINE (0.1%)
      4,000   Navios Maritime Holdings, Inc. & Navios
                Maritime Finance II U.S., Inc.(a)                           7.38           1/15/2022         3,140
                                                                                                        ----------
              SECURITY & ALARM SERVICES (0.4%)
      2,500   Constellis Holdings, LLC(b)                                   6.30           4/21/2024         2,480
      2,500   Constellis Holdings, LLC(b)                                  10.30           4/21/2025         2,480
      3,000   Prime Security Services Borrower, LLC & Prime
                Finance, Inc.(a)                                            9.25           5/15/2023         3,352
                                                                                                        ----------
                                                                                                             8,312
                                                                                                        ----------
              TRADING COMPANIES & DISTRIBUTORS (1.4%)
      3,000   Ahern Rentals, Inc.(a)                                        7.38           5/15/2023         2,670
      2,697   Herc Rentals, Inc.(a),(c)                                     7.75           6/01/2024         2,940
      2,954   ILFC E-Capital Trust I(a)                                     4.34(k)       12/21/2065         2,827
     16,362   ILFC E-Capital Trust II(a)                                    4.59(k)       12/21/2065        15,863

================================================================================

28  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     4,000   United Rentals North America, Inc.                            5.50%          5/15/2027    $    4,230
      3,000   United Rentals North America, Inc.                            5.50           7/15/2025         3,176
                                                                                                        ----------
                                                                                                            31,706
                                                                                                        ----------
              TRUCKING (0.9%)
      3,000   Avis Budget Car Finance, Inc.(a),(c)                          5.13           6/01/2022         3,004
     10,000   Hertz Corp.(a),(c)                                            7.63           6/01/2022         9,925
      6,149   YRC Worldwide, Inc.(b)                                        9.76           7/24/2022         6,113
                                                                                                        ----------
                                                                                                            19,042
                                                                                                        ----------
              Total Industrials                                                                            163,802
                                                                                                        ----------
              INFORMATION TECHNOLOGY (2.3%)
              -----------------------------
              APPLICATION SOFTWARE (0.2%)
      4,000   Informatica, LLC(a)                                           7.13           7/15/2023         4,095
                                                                                                        ----------
              COMMUNICATIONS EQUIPMENT (0.3%)
      4,500   Avaya, Inc.(a),(c),(f)                                        7.00           4/01/2019         3,735
      3,000   CommScope Technologies Finance, LLC(a)                        6.00           6/15/2025         3,240
                                                                                                        ----------
                                                                                                             6,975
                                                                                                        ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
      5,000   First Data Corp.(a)                                           5.38           8/15/2023         5,231
      6,000   First Data Corp.(a)                                           7.00          12/01/2023         6,488
      1,000   Kronos, Inc.(b)                                               9.42          11/01/2024         1,040
                                                                                                        ----------
                                                                                                            12,759
                                                                                                        ----------
              SEMICONDUCTORS (0.2%)
      4,500   Micron Technology, Inc.(a)                                    5.63           1/15/2026         4,725
                                                                                                        ----------
              SYSTEMS SOFTWARE (0.7%)
      2,000   BMC Software Finance, Inc.(a)                                 8.13           7/15/2021         2,080
      3,247   BMC Software Finance, Inc.(b)                                 5.23           9/10/2022         3,275
      6,000   Sophia,LP & Sophia Finance, Inc.(a)                           9.00           9/30/2023         6,270
      1,642   Veritas US, Inc. & Veritas Bermuda Ltd.(b)                    5.80           1/27/2023         1,664
      3,000   Veritas US, Inc. & Veritas Bermuda Ltd.(a)                   10.50           2/01/2024         3,338
                                                                                                        ----------
                                                                                                            16,627
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.3%)
      5,000   Western Digital Corp.                                        10.50           4/01/2024         5,931
                                                                                                        ----------
              Total Information Technology                                                                  51,112
                                                                                                        ----------
              MATERIALS (4.0%)
              ----------------
              COMMODITY CHEMICALS (0.4%)
      5,000   Hexion U.S. Finance Corp.                                     6.63           4/15/2020         4,719
      3,000   Hexion, Inc.(a)                                              10.38           2/01/2022         3,052
                                                                                                        ----------
                                                                                                             7,771
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              DIVERSIFIED METALS & MINING (1.4%)
$     5,000   Compass Minerals International, Inc.(a)                       4.88%          7/15/2024    $    4,950
      7,000   Freeport-McMoRan, Inc.                                        3.55           3/01/2022         6,807
     20,000   Freeport-McMoRan, Inc.                                        5.45           3/15/2043        18,500
                                                                                                        ----------
                                                                                                            30,257
                                                                                                        ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
      3,000   CVR Partners, LP & CVR Nitrogen Finance Corp.(a)              9.25           6/15/2023         3,068
                                                                                                        ----------
              METAL & GLASS CONTAINERS (0.2%)
      5,000   BWAY Holding Co.(a)                                           7.25           4/15/2025         5,225
                                                                                                        ----------
              PAPER PACKAGING (0.4%)
        250   Flex Acquisition Co., Inc.(a)                                 6.88           1/15/2025           263
      7,000   Sealed Air Corp.(a)                                           6.88           7/15/2033         8,146
                                                                                                        ----------
                                                                                                             8,409
                                                                                                        ----------
              SPECIALTY CHEMICALS (0.3%)
      2,000   Kraton Polymers, LLC & Kraton Polymers
               Capital Corp.                                               10.50           4/15/2023         2,335
      3,000   Kraton Polymers, LLC & Kraton Polymers
                Capital Corp.(a)                                            7.00           4/15/2025         3,240
                                                                                                        ----------
                                                                                                             5,575
                                                                                                        ----------
              STEEL (1.2%)
     10,456   Allegheny Ludlum Corp.                                        6.95          12/15/2025        10,299
      7,473   Cliffs Natural Resources, Inc.(a)                             8.25           3/31/2020         8,402
      5,000   Suncoke Energy Partners, LP(a)                                7.50           6/15/2025         5,175
      3,000   Zekelman Industries, Inc.(a)                                  9.88           6/15/2023         3,405
                                                                                                        ----------
                                                                                                            27,281
                                                                                                        ----------
              Total Materials                                                                               87,586
                                                                                                        ----------
              REAL ESTATE (0.8%)
              ------------------
              REAL ESTATE DEVELOPMENT (0.2%)
      4,000   Crescent Communities, LLC & Crescent Ventures, Inc.(a)        8.88          10/15/2021         4,220
                                                                                                        ----------
              REITs - DIVERSIFIED (0.1%)
      2,000   Uniti Group, Inc. / Uniti Fiber Holdings, Inc. / CSL
                Capital, LLC(a)                                             7.13          12/15/2024         1,965
      1,000   Communications Sales & Leasing, Inc.(a)                       7.13          12/15/2024           982
                                                                                                        ----------
                                                                                                             2,947
                                                                                                        ----------
              REITs - HEALTH CARE (0.2%)
      3,000   Care Capital Properties, LP                                   5.13           8/15/2026         3,065
                                                                                                        ----------
              REITs - SPECIALIZED (0.3%)
      1,000   Communications Sales & Leasing, Inc.(a)                       6.00           4/15/2023         1,033
      2,000   Communications Sales & Leasing, Inc.                          8.25          10/15/2023         2,070

================================================================================

30  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     3,000   Equinix, Inc.                                                 5.38%          5/15/2027    $    3,251
                                                                                                        ----------
                                                                                                             6,354
                                                                                                        ----------
              Total Real Estate                                                                             16,586
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (8.1%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.7%)
      5,000   Cogent Communications Finance, Inc.(a)                        5.63           4/15/2021         5,138
      5,000   Level 3 Financing, Inc.                                       6.13           1/15/2021         5,144
      5,000   Zayo Group, LLC & Zayo Capital, Inc.                          6.38           5/15/2025         5,437
        500   Zayo Group, LLC & Zayo Capital, Inc.(a)                       5.75           1/15/2027           531
                                                                                                        ----------
                                                                                                            16,250
                                                                                                        ----------
              INTEGRATED TELECOMMUNICATION SERVICES (3.6%)
     10,000   AT&T, Inc.(d)                                                 4.90           8/14/2037         9,980
      5,000   CenturyLink, Inc.(b),(d),(i)                                     -(v)        2/17/2018         5,000
     10,000   CenturyLink, Inc.                                             5.80           3/15/2022        10,425
      5,000   CenturyLink, Inc.                                             6.75          12/01/2023         5,325
      5,000   Cincinnati Bell, Inc.(a)                                      7.00           7/15/2024         5,075
      5,000   Frontier Communications Corp.                                10.50           9/15/2022         4,712
     20,000   Frontier Communications Corp.                                11.00           9/15/2025        18,425
      9,000   Frontier Communications Corp.                                 9.00           8/15/2031         7,290
     13,000   Windstream Corp.(c)                                           7.50           6/01/2022        11,180
      3,000   Windstream Corp.(c)                                           6.38           8/01/2023         2,468
                                                                                                        ----------
                                                                                                            79,880
                                                                                                        ----------
              WIRELESS TELECOMMUNICATION SERVICES (3.8%)
     12,000   Sprint Corp.                                                  7.00           8/15/2020        13,140
     20,000   Sprint Corp.                                                  7.25           9/15/2021        22,250
     20,000   Sprint Corp.                                                  7.63           2/15/2025        22,600
     10,000   T-Mobile USA, Inc.                                            6.50           1/15/2024        10,775
     10,000   T-Mobile USA, Inc.                                            6.00           4/15/2024        10,775
      4,000   Trilogy International Partners, LLC / Trilogy
                International Finance, Inc.(a)                              8.88           5/01/2022         4,210
                                                                                                        ----------
                                                                                                            83,750
                                                                                                        ----------
              Total Telecommunication Services                                                             179,880
                                                                                                        ----------
              UTILITIES (3.1%)
              ----------------
              ELECTRIC UTILITIES (0.5%)
      2,000   NextEra Energy Capital Holdings, Inc.                         7.30(k)        9/01/2067         2,019
     10,000   PPL Capital Funding, Inc.                                     3.96(k)        3/30/2067         9,850
                                                                                                        ----------
                                                                                                            11,869
                                                                                                        ----------
              GAS UTILITIES (0.2%)
      4,000   Southern Star Central Corp.(a)                                5.13           7/15/2022         4,110
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.1%)
$     7,000   AES Corp.                                                     7.38%          7/01/2021    $    8,033
     10,000   Calpine Corp.                                                 5.75           1/15/2025         9,387
      4,000   DPL, Inc.                                                     6.75          10/01/2019         4,220
      5,000   Dynegy, Inc.(c)                                               5.88           6/01/2023         4,825
      5,000   Dynegy, Inc.(c)                                               7.63          11/01/2024         4,956
     14,000   Genon Energy, Inc.(c),(f)                                     9.88          10/15/2020         9,380
      3,000   NRG Energy, Inc.                                              7.25           5/15/2026         3,188
      5,000   Talen Energy Supply, LLC                                      6.50           6/01/2025         3,625
                                                                                                        ----------
                                                                                                            47,614
                                                                                                        ----------
              MULTI-UTILITIES (0.3%)
      6,000   Puget Sound Energy, Inc.                                      6.97(k)        6/01/2067         5,865
                                                                                                        ----------
              Total Utilities                                                                               69,458
                                                                                                        ----------
              Total Corporate Obligations (cost: $1,328,269)                                             1,369,084
                                                                                                        ----------

              CONVERTIBLE SECURITIES (0.2%)

              ENERGY (0.1%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
      3,133   Comstock Resources, Inc.(g)                                   7.75(t)        4/01/2019         2,618
                                                                                                        ----------
              MATERIALS (0.1%)
              ----------------
              GOLD (0.1%)
        582   Hycroft Mining Corp.(e),(i), (g)                             15.00(t)       10/22/2020         1,095
                                                                                                        ----------
              Total Convertible Securities (cost: $3,639)                                                    3,713
                                                                                                        ----------
               EURODOLLAR AND YANKEE OBLIGATIONS (16.4%)

              CONSUMER DISCRETIONARY (1.0%)
              -----------------------------
              CABLE & SATELLITE (0.7%)
      4,000   Altice Financing S.A.                                         7.50           5/15/2026         4,445
      2,000   Altice Luxembourg S.A.(a)                                     7.75           5/15/2022         2,128
      7,000   Altice Luxembourg S.A.(a)                                     7.63           2/15/2025         7,691
                                                                                                        ----------
                                                                                                            14,264
                                                                                                        ----------
              HOMEBUILDING (0.2%)
      3,000   Brookfield Residential Properties, Inc.(a)                    6.38           5/15/2025         3,180
      1,750   Mattamy Group Corp.(a)                                        6.88          12/15/2023         1,789
                                                                                                        ----------
                                                                                                             4,969
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
      2,000   Silversea Cruise Finance(a)                                   7.25           2/01/2025         2,163
                                                                                                        ----------
              Total Consumer Discretionary                                                                  21,396
                                                                                                        ----------

================================================================================

32  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (0.5%)
              -----------------------
              HOUSEHOLD PRODUCTS (0.3%)
$     8,000   Kronos Acquisition Holdings, Inc.(a)                          9.00%          8/15/2023    $    8,060
                                                                                                        ----------
              PACKAGED FOODS & MEAT (0.2%)
      1,000   JBS Investments GmbH(a),(c)                                   7.25           4/03/2024           978
      3,000   JBS USA, LLC & JBS USA Finance, Inc.(a)                       5.88           7/15/2024         2,992
                                                                                                        ----------
                                                                                                             3,970
                                                                                                        ----------
              Total Consumer Staples                                                                        12,030
                                                                                                        ----------
              ENERGY (2.1%)
              -------------
              INTEGRATED OIL & GAS (1.0%)
      5,000   Petrobras Global Finance Co.                                  8.38           5/23/2021         5,638
      2,000   Petrobras Global Finance Co.                                  6.13           1/17/2022         2,107
      3,000   Petrobras Global Finance Co.                                  7.38           1/17/2027         3,255
     10,000   Petroleos Mexicanos Co.(a)                                    6.50           3/13/2027        11,022
                                                                                                        ----------
                                                                                                            22,022
                                                                                                        ----------
              OIL & GAS DRILLING (0.4%)
     10,000   Noble Holding International Ltd.                              7.70           4/01/2025         7,763
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
      3,000   Aker BP ASA(a)                                                6.00           7/01/2022         3,131
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.6%)
     13,000   TransCanada Trust                                             5.63           5/20/2075        13,877
                                                                                                        ----------
              Total Energy                                                                                  46,793
                                                                                                        ----------
              FINANCIALS (1.1%)
              -----------------
              DIVERSIFIED BANKS (0.2%)
      5,000   Royal Bank of Scotland Group plc                              7.64(k)                -(l)      4,819
                                                                                                        ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
      2,000   ING Capital Funding Trust III                                 4.90(k)                -(l)      2,015
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.7%)
     10,000   QBE Capital Funding III Ltd.(a)                               7.25           5/24/2041        11,238
      4,000   XLIT Ltd.                                                     3.76(k)                -(l)      3,760
                                                                                                        ----------
                                                                                                            14,998
                                                                                                        ----------
              SPECIALIZED FINANCE (0.1%)
      2,000   Park Aerospace Holdings Co.(a)                                5.50           2/15/2024         2,041
                                                                                                        ----------
              Total Financials                                                                              23,873
                                                                                                        ----------
              INDUSTRIALS (1.7%)
              ------------------
              AEROSPACE & DEFENSE (0.6%)
     12,000   Bombardier, Inc.(a)                                           7.50           3/15/2025        12,735
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              AIRLINES (1.0%)
$     2,500   Air Canada Pass-Through Trust(a)                              6.63%          5/15/2018    $    2,584
      5,000   Air Canada Pass-Through Trust(a)                              5.00           3/15/2020         5,125
      8,773   Air Canada Pass-Through Trust(a)                              5.38          11/15/2022         9,275
      4,619   Norwegian Air Pass-Through Trust(a)                           7.50           5/10/2025         4,983
                                                                                                        ----------
                                                                                                            21,967
                                                                                                        ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      3,000   Ashtead Capital, Inc.(a)                                      6.50           7/15/2022         3,120
                                                                                                        ----------
              Total Industrials                                                                             37,822
                                                                                                        ----------
              MATERIALS (7.6%)
              ----------------
              COMMODITY CHEMICALS (0.5%)
     10,000   Braskem Finance Ltd.                                          6.45           2/03/2024        10,950
                                                                                                        ----------
              CONSTRUCTION MATERIALS (0.7%)
      1,000   CEMEX Finance, LLC(a)                                         9.38          10/12/2022         1,064
      9,500   CEMEX SAB de C.V.(a)                                          7.75           4/16/2026        10,925
      3,000   Votorantim Cimentos S.A.(c)                                   7.25           4/05/2041         3,105
                                                                                                        ----------
                                                                                                            15,094
                                                                                                        ----------
              COPPER (0.5%)
     10,000   First Quantum Minerals Ltd.(a)                                7.50           4/01/2025        10,290
                                                                                                        ----------
              DIVERSIFIED METALS & MINING (2.0%)
     10,000   Glencore Funding, LLC(a)                                      4.13           5/30/2023        10,429
     10,000   Teck Resources Ltd.                                           4.75           1/15/2022        10,571
     13,000   Teck Resources Ltd.                                           6.13          10/01/2035        14,170
      5,000   Vedanta Resources plc(a),(c)                                  8.25           6/07/2021         5,600
      3,000   Vedanta Resources plc(a)                                      6.38           7/30/2022         3,120
                                                                                                        ----------
                                                                                                            43,890
                                                                                                        ----------
              GOLD (1.4%)
     10,000   Eldorado Gold Corp.(a)                                        6.13          12/15/2020        10,250
     10,000   Kinross Gold Corp.                                            5.95           3/15/2024        10,950
     10,000   New Gold, Inc.(a)                                             6.25          11/15/2022        10,400
                                                                                                        ----------
                                                                                                            31,600
                                                                                                        ----------
              METAL & GLASS CONTAINERS (0.6%)
        500   Ardagh Packaging Finance plc & Ardagh MP
                Holdings USA, Inc.(a)                                       6.00           6/30/2021           517
      5,500   Ardagh Packaging Finance plc & Ardagh MP
                Holdings USA, Inc.(a)                                       7.25           5/15/2024         6,091
      3,000   Ardagh Packaging Finance plc & Ardagh MP
                Holdings USA, Inc.(a)                                       6.00           2/15/2025         3,203

================================================================================

34  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     3,250   Reynolds Group Issuer, Inc. & Reynolds Group Issuer,
                LLC & Reynolds Group Issuer Lu(a)                           7.00%          7/15/2024    $    3,520
                                                                                                        ----------
                                                                                                            13,331
                                                                                                        ----------
              PAPER PACKAGING (0.3%)
      6,200   Smurfit Kappa Treasury Funding Ltd.                           7.50          11/20/2025         7,471
                                                                                                        ----------
              PRECIOUS METALS & MINERALS (0.3%)
      5,000   Fresnillo plc(a)                                              5.50          11/13/2023         5,575
                                                                                                        ----------
              SPECIALTY CHEMICALS (0.1%)
      3,000   Venator Finance S.a r.l./Venator Materials Corp.(a)           5.75           7/15/2025         3,090
                                                                                                        ----------
              STEEL (1.2%)
     18,000   ArcelorMittal                                                 7.50          10/15/2039        21,330
      5,000   Vale Overseas Ltd.                                            6.25           8/10/2026         5,570
                                                                                                        ----------
                                                                                                            26,900
                                                                                                        ----------
              Total Materials                                                                              168,191
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (1.1%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.1%)
      3,000   Intelsat Jackson Holdings S.A.                                7.25          10/15/2020         2,893
                                                                                                        ----------
              INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
     10,000   Numericable Group S.A.(a)                                     7.38           5/01/2026        10,863
                                                                                                        ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.5%)
      2,000   Altice Finco S.A.(a)                                          7.63           2/15/2025         2,152
      5,000   Digicel Ltd.(a)                                               6.00           4/15/2021         4,879
      3,000   Digicel Ltd.(a)                                               6.75           3/01/2023         2,880
                                                                                                        ----------
                                                                                                             9,911
                                                                                                        ----------
              Total Telecommunication Services                                                              23,667
                                                                                                        ----------
              UTILITIES (1.3%)
              ----------------
              ELECTRIC UTILITIES (1.0%)
     10,000   Electricite De France S.A.(a)                                 5.25                   -(l)     10,375
      8,975   Enel S.p.A.(a)                                                8.75           9/24/2073        10,837
                                                                                                        ----------
                                                                                                            21,212
                                                                                                        ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
      7,000   AES Gener S.A.(a)                                             8.38          12/18/2073         7,534
                                                                                                        ----------
              Total Utilities                                                                               28,746
                                                                                                        ----------
              Total Eurodollar and Yankee Obligations (cost: $323,633)                                     362,518
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

              FINANCIALS (0.2%)
              -----------------
$     5,501   Countrywide Home Loans                                        2.19%(k)       2/25/2035    $    1,572
      1,806   Wells Fargo Mortgage Backed Securities Trust                  3.00(k)        4/25/2035         1,705
                                                                                                        ----------
              Total Financials                                                                               3,277
                                                                                                        ----------
              Total Collateralized Mortgage Obligations (cost: $3,493)                                       3,277
                                                                                                        ----------
              COMMERCIAL MORTGAGE SECURITIES (2.0%)

              FINANCIALS (2.0%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (2.0%)
        130   Banc of America Commercial Mortgage, Inc.(a)                  5.00          12/10/2042           126
      5,000   Banc of America Commercial Mortgage, Inc.                     6.31           2/10/2051         5,056
      7,965   Bear Stearns Commercial Mortgage Securities, Inc.(a)          5.66           9/11/2041         8,019
      5,000   Bear Stearns Commercial Mortgage Securities, Inc.             5.54           1/12/2045         4,919
      2,997   Citigroup Commercial Mortgage Trust                           6.00          12/10/2049         1,798
     10,740   Credit Suisse Commercial Mortgage Pass-Through Trust          1.42           2/15/2040        10,092
      5,000   FHLMC Multifamily Structured Pass-Through
                Certificates                                                3.15          11/25/2025         5,194
      2,255   GE Capital Commercial Mortgage Corp.                          5.71          11/10/2045         2,251
        246   GMAC Commercial Mortgage Securities, Inc.                     4.97          12/10/2041           249
      3,181   Merrill Lynch Mortgage Trust                                  5.05           8/12/2039         3,150
      4,000   Morgan Stanley Capital I Trust                                5.46           3/12/2044         3,938
                                                                                                        ----------
                                                                                                            44,792
                                                                                                        ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
        351   Credit Suisse First Boston Corp.(i)                           1.88           5/17/2040             3
                                                                                                        ----------
              Total Financials                                                                              44,795
                                                                                                        ----------
              Total Commercial Mortgage Securities (cost: $46,112)                                          44,795
                                                                                                        ----------

              U.S. GOVERNMENT AGENCY ISSUES (0.1%)(p)

              MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.1%)
      2,428   Freddie Mac(+) (cost: $2,438)                                 3.12          10/25/2031         2,439
                                                                                                        ----------

              U.S. TREASURY SECURITIES (0.0%)(u)

              NOTES (0.0%)
        550   2.00%, 2/15/2025(m) (cost: $542)                              2.00           2/15/2025           544
                                                                                                        ----------
              MUNICIPAL BONDS (0.3%)

              CASINOS & GAMING (0.0%)
      5,271   Mashantucket (Western) Pequot Tribe(g)                        7.35(n)        7/01/2026         1,015
                                                                                                        ----------

================================================================================

36  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              EDUCATION (0.1%)
$     2,500   New Jersey EDA                                                5.71%          6/15/2030    $    2,638
                                                                                                        ----------
              GENERAL OBLIGATION (0.2%)
      1,500   Atlantic City                                                 7.00           3/01/2028         1,641
      2,000   Chicago                                                       7.05           1/01/2029         2,176
                                                                                                        ----------
                                                                                                             3,817
                                                                                                        ----------
              Total Municipal Bonds (cost: $9,237)                                                           7,470
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (5.2%)
    498,550   iShares iBoxx $ High Yield Corporate Bond ETF(c)                                              44,326
  1,888,700   SPDR Barclays High Yield Bond ETF(c)                                                          70,637
                                                                                                        ----------
              Total Exchange-Traded Funds (cost: $111,554)                                                 114,963
                                                                                                        ----------
              Total Bonds (cost: $1,828,917)                                                             1,908,803
                                                                                                        ----------

              EQUITY SECURITIES (8.7%)

              COMMON STOCKS (3.3%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.1%)
     10,001   Lear Corp.                                                                                     1,482
                                                                                                        ----------
              CABLE & SATELLITE (0.1%)
     77,900   Comcast Corp. "A"                                                                              3,151
                                                                                                        ----------
              CASINOS & GAMING (0.0%)
     13,500   Las Vegas Sands Corp.                                                                            832
                                                                                                        ----------
              HOME FURNISHINGS (0.1%)
     27,070   Tempur Sealy International, Inc.*(c)                                                           1,561
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
     25,400   Hyatt Hotels Corp. "A"*                                                                        1,412
                                                                                                        ----------
              Total Consumer Discretionary                                                                   8,438
                                                                                                        ----------
              CONSUMER STAPLES (0.1%)
              -----------------------
              DRUG RETAIL (0.1%)
     18,400   CVS Health Corp.                                                                               1,471
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (0.0%)
     11,242   Kimberly-Clark Corp.                                                                           1,384
                                                                                                        ----------
              Total Consumer Staples                                                                         2,855
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              ENERGY (0.5%)
              -------------
              COAL & CONSUMABLE FUELS (0.0%)
     13,151   Peabody Energy Corp.*                                                                     $      369
                                                                                                        ----------
              INTEGRATED OIL & GAS (0.1%)
      8,522   Chevron Corp.                                                                                    930
     32,263   Royal Dutch Shell plc ADR "A"                                                                  1,824
                                                                                                        ----------
                                                                                                             2,754
                                                                                                        ----------
              OIL & GAS DRILLING (0.0%)
      2,542   Paragon Litigation "A"(e)                                                                          -
      3,813   Paragon Litigation "B"(e)                                                                         75
      2,537   Paragon Offshore Ltd.(e)                                                                          35
                                                                                                        ----------
                                                                                                               110
                                                                                                        ----------
              OIL & GAS EQUIPMENT & SERVICES (0.1%)
     98,146   Basic Energy Services, Inc.*                                                                   2,198
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
    414,000   Approach Resources, Inc.*(c)                                                                   1,296
      2,772   Sabine Oil & Gas Holdings, Inc.*(i)                                                              119
    102,396   Sandridge Energy, Inc.*(c)                                                                     1,977
      4,982   Silverbow Resources, Inc.*                                                                       125
     22,883   Thunderbird Resources Equity, Inc.*(e),(i)                                                        13
    236,684   Ultra Petroleum Corp.*                                                                         2,436
                                                                                                        ----------
                                                                                                             5,966
                                                                                                        ----------
              Total Energy                                                                                  11,397
                                                                                                        ----------
              FINANCIALS (0.8%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
    202,000   Prospect Capital Corp.(c)                                                                      1,650
                                                                                                        ----------
              CONSUMER FINANCE (0.0%)
     13,639   Synchrony Financial                                                                              414
                                                                                                        ----------
              DIVERSIFIED BANKS (0.1%)
     18,507   JPMorgan Chase & Co.                                                                           1,699
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (0.1%)
     21,952   MetLife, Inc.                                                                                  1,207
                                                                                                        ----------
              REGIONAL BANKS (0.2%)
     27,800   BB&T Corp.                                                                                     1,316
    111,918   KeyCorp                                                                                        2,019
    109,207   Regions Financial Corp.                                                                        1,594
                                                                                                        ----------
                                                                                                             4,929
                                                                                                        ----------

================================================================================

38  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              REITs-MORTGAGE (0.2%)
     73,721   Annaly Capital Management, Inc.                                                           $      887
    129,100   MFA Financial, Inc.                                                                            1,096
    180,900   Two Harbors Investment Corp.                                                                   1,789
                                                                                                        ----------
                                                                                                             3,772
                                                                                                        ----------
              SPECIALIZED FINANCE (0.1%)
     24,700   CME Group, Inc.                                                                                3,029
                                                                                                        ----------
              Total Financials                                                                              16,700
                                                                                                        ----------
              HEALTH CARE (0.3%)
              ------------------
              BIOTECHNOLOGY (0.1%)
     22,300   AbbVie, Inc.                                                                                   1,559
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (0.0%)
      3,407   Diagnostic Services Holdings, Inc.*(e),(i)                                                       169
                                                                                                        ----------
              PHARMACEUTICALS (0.2%)
     16,562   Johnson & Johnson                                                                              2,198
     30,900   Merck & Co., Inc.                                                                              1,974
     14,607   Novartis AG ADR                                                                                1,245
                                                                                                        ----------
                                                                                                             5,417
                                                                                                        ----------
              Total Health Care                                                                              7,145
                                                                                                        ----------
              INDUSTRIALS (0.1%)
              ------------------
              AIRLINES (0.1%)
     23,000   United Continental Holdings, Inc.*                                                             1,557
                                                                                                        ----------
              COMMERCIAL PRINTING (0.0%)
        235   Quad Graphics, Inc.                                                                                5
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (0.0%)
     35,316   General Electric Co.                                                                             904
                                                                                                        ----------
              Total Industrials                                                                              2,466
                                                                                                        ----------
              INFORMATION TECHNOLOGY (0.3%)
              -----------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
     13,899   Automatic Data Processing, Inc.                                                                1,653
                                                                                                        ----------
              SEMICONDUCTORS (0.1%)
     42,500   Intel Corp.                                                                                    1,507
     18,500   QUALCOMM, Inc.                                                                                   984
                                                                                                        ----------
                                                                                                             2,491
                                                                                                        ----------
              SYSTEMS SOFTWARE (0.1%)
     33,200   Microsoft Corp.                                                                                2,414
                                                                                                        ----------
              Total Information Technology                                                                   6,558
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              MATERIALS (0.5%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
     19,215   LyondellBasell Industries N.V. "A"                                                        $    1,731
                                                                                                        ----------
              CONSTRUCTION MATERIALS (0.0%)
        596   CB Paracelsus Healthcare*(e)                                                                       -
                                                                                                        ----------
              GOLD (0.2%)
    245,000   Alamos Gold, Inc. "A"                                                                          1,737
    107,726   AuRico Metals, Inc.*                                                                             102
     56,750   Goldcorp, Inc.                                                                                   745
     33,650   Newmont Mining Corp.                                                                           1,251
                                                                                                        ----------
                                                                                                             3,835
                                                                                                        ----------
              PAPER PRODUCTS (0.1%)
     54,650   Clearwater Paper Corp.*                                                                        2,686
        534   Resolute Forest Products*                                                                          2
                                                                                                        ----------
                                                                                                             2,688
                                                                                                        ----------
              SPECIALTY CHEMICALS (0.1%)
    172,882   MPM Holdings, Inc.*                                                                            2,464
                                                                                                        ----------
              Total Materials                                                                               10,718
                                                                                                        ----------
              REAL ESTATE (0.1%)
              ------------------
              REITs - SPECIALIZED (0.1%)
     17,000   Crown Castle International Corp.                                                               1,710
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
     50,503   AT&T, Inc.                                                                                     1,969
     63,000   CenturyLink, Inc.(c)                                                                           1,466
     28,650   Verizon Communications, Inc.(h)                                                                1,387
                                                                                                        ----------
                                                                                                             4,822
                                                                                                        ----------
              Total Telecommunication Services                                                               4,822
                                                                                                        ----------
              Total Common Stocks (cost: $77,957)                                                           72,809
                                                                                                        ----------

              PREFERRED STOCKS (5.4%)

              CONSUMER STAPLES (1.8%)
              -----------------------
              AGRICULTURAL PRODUCTS (1.8%)
    400,000   CHS, Inc., 7.10%, cumulative redeemable, perpetual                                            11,829
    200,000   CHS, Inc., Series B, 7.88%, cumulative redeemable,
              perpetual(c)                                                                                   5,878

================================================================================

40  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
$(000)/SHARES SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
    200,000   Dairy Farmers of America, Inc., 7.88%, cumulative
              redeemable, perpetual(a),(o)                                                              $   21,394
                                                                                                        ----------
                                                                                                            39,101
                                                                                                        ----------
              Total Consumer Staples                                                                        39,101
                                                                                                        ----------
              ENERGY (1.6%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
      3,800   Chesapeake Energy Corp., 5.75%, perpetual(a)                                                   2,261
    464,000   Nine Point Energy Holdings, Inc.*(e),(i)                                                         464
                                                                                                        ----------
                                                                                                             2,725
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (1.5%)
  1,327,328   NuStar Logistics, LP, 7.63%                                                                   33,930
                                                                                                        ----------
              Total Energy                                                                                  36,655
                                                                                                        ----------
              FINANCIALS (0.9%)
              -----------------
              DIVERSIFIED BANKS (0.3%)
      8,000   US Bancorp, 3.50%, perpetual(h)                                                                7,172
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (0.3%)
    274,059   Delphi Financial Group, Inc., 4.37%, cumulative
               redeemable(h)                                                                                 5,498
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.1%)
$     3,000   Catlin Insurance Co. Ltd., 4.28%, perpetual(a)                                                 2,918
                                                                                                        ----------
              REGIONAL BANKS (0.1%)
      1,515   M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                        1,578
                                                                                                        ----------
              REINSURANCE (0.1%)
      3,000   American Overseas Group Ltd., 4.80%, non-cumulative*(e),(i)                                      750
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (0.0%)
     20,000   Freddie Mac, 6.02%, perpetual*(+)                                                                111
     80,000   Freddie Mac, 8.38%, perpetual*(+)                                                                531
                                                                                                        ----------
                                                                                                               642
                                                                                                        ----------
              Total Financials                                                                              18,558
                                                                                                        ----------
              REAL ESTATE (0.9%)
              ------------------
              REITs - INDUSTRIAL (0.6%)
    185,741   ProLogis, Inc., Series Q, 8.54%, cumulative redeemable,
              perpetual(o)                                                                                  13,942
                                                                                                        ----------
              REITs - RESIDENTIAL (0.3%)
    100,000   Equity Residential Properties Trust, depositary shares,
              Series K, 8.29%, cumulative redeemable, perpetual(h)                                           6,310
                                                                                                        ----------
              Total Real Estate                                                                             20,252
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    200,000   Qwest Corp., 6.50%                                                                        $    5,062
                                                                                                        ----------
              Total Preferred Stocks (cost: $115,782)                                                      119,628
                                                                                                        ----------
              WARRANTS (0.0%)

              ENERGY (0.0%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.0%)
       5,500  Comstock Resources, Inc.*                                                                         39
       1,565  Sabine Oil & Gas Holdings, Inc.*(i)                                                                8
       8,791  Sabine Oil & Gas Holdings, Inc.*(i)                                                               61
       5,795  Sandridge Energy, Inc.*                                                                            4
      13,764  Sandridge Energy, Inc.*                                                                           11
                                                                                                        ----------
                                                                                                               123
                                                                                                        ----------
              Total Energy                                                                                     123
                                                                                                        ----------
              Total Warrants (cost: $0)                                                                        123
                                                                                                        ----------
              Total Equity Securities (cost: $193,739)                                                     192,560
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON
(000)                                                                       RATE            MATURITY
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (4.6%)

              COMMERCIAL PAPER (4.4%)

              CONSUMER DISCRETIONARY (0.5%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.5%)
 $   10,000   Hyundai Capital America(a),(q)                                1.31%          8/03/2017         9,999
                                                                                                        ----------
              CONSUMER STAPLES (0.6%)
              -----------------------
              DRUG RETAIL (0.6%)
     12,260   CVS Health Corp.(a),(q)                                       1.35           8/01/2017        12,260
                                                                                                        ----------
              ENERGY (0.4%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
     10,000   Canadian Natural Resources(a),(q)                             1.65           8/22/2017         9,990
                                                                                                        ----------
              UTILITIES (2.9%)
              ----------------
              ELECTRIC UTILITIES (1.2%)
 $    9,121   Alabama Power Co.(a),(q)                                      1.25           8/07/2017         9,119
     10,098   Southern California Edison Co.(a),(q)                         1.23           8/03/2017        10,098

================================================================================

42  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     8,000   Southern California Edison Co.(a),(q)                         1.23%          8/08/2017    $    7,998
                                                                                                        ----------
                                                                                                            27,215
                                                                                                        ----------
              GAS UTILITIES (0.8%)
     11,257   Spire, Inc.(a),(q)                                            1.42           8/01/2017        11,257
      7,107   Spire, Inc.(a),(q)                                            1.44           8/18/2017         7,102
                                                                                                        ----------
                                                                                                            18,359
                                                                                                        ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.6%)
     12,826   Southern Power Co.(a),(q)                                     1.45           8/15/2017        12,819
                                                                                                        ----------
              MULTI-UTILITIES (0.3%)
      5,840   Centerpoint Energy, Inc.(a),(q)                               1.36           8/04/2017         5,839
                                                                                                        ----------
              Total Utilities                                                                               64,232
                                                                                                        ----------
              Total Commercial Paper                                                                        96,481
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
  5,738,758   State Street Institutional Treasury Money Market Fund
                Premier Class, 0.92%(r)                                                                      5,739
                                                                                                        ----------
              Total Money Market Instruments (cost: $102,220)                                              102,220
                                                                                                        ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (4.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (4.1%)
     52,329   Federated Government Obligations Fund Institutional
                Class, 0.86%(r)                                                                                 52
     53,059   Goldman Sachs Financial Square Government Fund Institutional
                Class, 0.91%(r)                                                                                 53
 89,716,240   Invesco Government & Agency Portfolio Institutional
                Class, 0.93%(r)                                                                             89,716
    106,391   Morgan Stanley Institutional Liquidity Funds Government
                Portfolio Institutional Class, 0.88%(r)                                                        107
    159,669   Western Asset Institutional Government Reserves
                Institutional Class, 0.90%(r)                                                                  160
                                                                                                        ----------
              Total Short-Term Investments Purchased with Cash Collateral
                from Securities Loaned (cost: $90,088)                                                      90,088
                                                                                                        ----------
              TOTAL INVESTMENTS (COST: $2,214,964)                                                      $2,293,671
                                                                                                        ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                        UNREALIZED
                                                                                                     APPRECIATION/
NUMBER OF                                                           EXPIRATION        CONTRACT      (DEPRECIATION)
CONTRACTS                                                              DATE          VALUE (000)             (000)
------------------------------------------------------------------------------------------------------------------
              FUTURES(s)
              SHORT FUTURES
              EQUITY CONTRACTS
      (450)   Russell 2000 Mini                                      9/15/2017         $(32,049)              $(90)
                                                                                       --------               ----
              TOTAL FUTURES                                                            $(32,049)              $(90)
                                                                                       ========               ====

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1              LEVEL 2          LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                         $       -           $1,368,794          $   290         $1,369,084
  Convertible Securities                                -                2,618            1,095              3,713
  Eurodollar and Yankee Obligations                     -              362,518                -            362,518
  Collateralized Mortgage Obligations                   -                3,277                -              3,277
  Commercial Mortgage Securities                        -               44,795                -             44,795
  U.S. Government Agency Issues                         -                2,439                -              2,439
  U.S. Treasury Securities                            544                    -                -                544
  Municipal Bonds                                       -                7,470                -              7,470
  Exchange-Traded Funds                           114,963                    -                -            114,963
Equity Securities:
  Common Stocks                                    72,398                  229              182             72,809
  Preferred Stocks                                      -              118,414            1,214            119,628
  Warrants                                             54                   69                -                123
Money Market Instruments:
  Commercial Paper                                      -               96,481                -             96,481
  Government & U.S. Treasury Money
     Market Funds                                   5,739                    -                -              5,739
Short-Term Investments Purchased with Cash
  Collateral from Securities Loaned:
    Government & U.S. Treasury Money
      Market Funds                                 90,088                    -                -             90,088
------------------------------------------------------------------------------------------------------------------
Total                                            $283,786           $2,007,104           $2,781         $2,293,671
------------------------------------------------------------------------------------------------------------------
LIABILITIES                                       LEVEL 1              LEVEL 2          LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
Futures(1)                                       $    (90)          $        -           $    -         $      (90)
------------------------------------------------------------------------------------------------------------------
Total                                            $    (90)          $        -           $    -         $      (90)
------------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation (depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

44  | USAA HIGH INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                       RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                                                              EURODOLLAR
                                             CORPORATE       CONVERTIBLE       AND YANKEE     COMMON     PREFERRED
($ IN 000s)                                OBLIGATIONS        SECURITIES      OBLIGATIONS     STOCKS        STOCKS
------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                    $ 1,950            $    -          $ 4,931      $ 861        $  750
Purchases                                            -                80                -          -           464
Sales                                                -                 -                -       (254)            -
Transfers into Level 3                             235               804                -          -             -
Transfers out of Level 3                        (1,950)                -           (4,931)         -             -
Net realized gain (loss) on investments              -                 -                -     (1,382)            -
Change in net unrealized appreciation/
  (depreciation) of investments                     55               211                -        957             -
------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2017                    $   290            $1,095          $     -      $ 182        $1,214
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of August 1, 2016, through July 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                             TRANSFERS                     TRANSFERS                     TRANSFERS
                                          INTO (OUT OF)                 INTO (OUT OF)                 INTO (OUT OF)
ASSETS ($ IN 000s)                             LEVEL 1                       LEVEL 2                       LEVEL 3
------------------------------------------------------------------------------------------------------------------
Corporate Obligations(I)                        $-                           $1,950                        $(1,950)
Corporate Obligations(II)                        -                             (235)                           235
Convertible Securities(III)                      -                             (804)                           804
Eurodollar and Yankee Obligations(IV)            -                            4,931                         (4,931)
------------------------------------------------------------------------------------------------------------------
Total                                           $-                           $5,842                        $(5,842)
------------------------------------------------------------------------------------------------------------------

(I)Transferred from Level 3 to Level 2 due to the availability of significant observable valuation inputs once the security began actively trading.

(II)Transferred from Level 2 to Level 3 due to the lack of a quoted price.

(III)Transferred from Level 2 to Level 3 due to the unavailability of observable inputs.

(IV)Transferred from Level 3 to Level 2 as result of the securities no longer single broker quoted.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

------------------------------------------------------------------------------------------------------------------
                        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS**
------------------------------------------------------------------------------------------------------------------
                                 FAIR VALUE AT                               SIGNIFICANT
                                 JULY 31, 2017         VALUATION            UNOBSERVABLE
ASSETS                            ($ IN 000'S)        TECHNIQUE(S)            INPUT(S)                 RANGE
------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
  Common Stocks                      $ 182              Market                Revenue               0.3x - 0.5x
                                                     Comparables            Multiple(a)

                                                                              EBITDA
                                                                            Multiple(a)             1.1x - 4.9x

                                                                        Discount for lack
                                                                        of marketability(b)             25%

                                                   Last Transaction         Transaction                $0.57
                                                         Price                Price(a)

                                                                            Comparable
                                                                             Discount
                                                                            Adjustment(b)               95%
BONDS:
  Convertible Securities             $1,095             Market               Average                  $66.29
                                                      Comparables           Value Per
                                                                           Recoverable
                                                                             Ounce(a)

                                                                            Comparable
                                                                             Discount
                                                                            Adjustment(b)               40%
------------------------------------------------------------------------------------------------------------------

(a)Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

(b)Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

**Quantitative Information table includes certain Level 3 securities using valuation models.

Increases in the earnings before interest, taxes, depreciation, and amortization (EBITDA), revenue multiples, transaction prices, earnings per share or average value per recoverable ounce will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

================================================================================

46  | USAA HIGH INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 17.6% of net assets at July 31, 2017.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

    or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

48  | USAA HIGH INCOME FUND

================================================================================

    WARRANTS - Entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    EDA  Economic Development Authority

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

    (c) The security, or a portion thereof, was out on loan as of July 31, 2017.

    (d) At July 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $18,814,000, which included when-issued securities of $13,025,000.

    (e) Security was fair valued at July 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $2,891,000, which represented 0.1% of the Fund's net assets.

    (f) At July 31, 2017, the issuer was in default with respect to interest and/or principal payments.

    (g) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (h) At July 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (i) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2017, was $7,987,000, which represented 0.4% of the Fund's net assets.

    (j) Stepped-coupon security that increases its coupon at the specified date and rate shown in the security's description.

    (k) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2017.

    (l) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (m) Securities with a value of $544,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (n) A portion of the coupon is PIK 7.35% (6.35% cash, 1.00% PIK).

    (o) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2017.

================================================================================

50  | USAA HIGH INCOME FUND

================================================================================

    (p) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (q) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  51

================================================================================

    (r) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

    (s) The contract value of futures purchased and/or sold as a percentage of net assets is 1.4%.

    (t) All of the coupon is PIK.

    (u) Rate for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (v) The senior loan will settle after July 31, 2017, at which time the interest rate will be determined.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

52  | USAA HIGH INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
    Investments in securities, at market value
        (including securities on loan of $86,671)(cost of $2,214,964)                    $2,293,671
    Cash                                                                                      2,210
    Receivables:
        Capital shares sold                                                                   1,502
        USAA Asset Management Company (Note 7C)                                                   5
        Dividends and interest                                                               27,744
        Securities sold                                                                           5
        Other                                                                                   111
                                                                                         ----------
            Total assets                                                                  2,325,248
                                                                                         ----------
LIABILITIES
    Payables:
        Upon return of securities loaned                                                     90,088
        Securities purchased                                                                 20,210
        Capital shares redeemed                                                               1,710
    Variation margin on futures contracts                                                        87
    Accrued management fees                                                                     840
    Accrued transfer agent's fees                                                                61
    Other accrued expenses and payables                                                         222
                                                                                         ----------
            Total liabilities                                                               113,218
                                                                                         ----------
                Net assets applicable to capital shares outstanding                      $2,212,030
                                                                                         ==========
NET ASSETS CONSIST OF:
    Paid-in capital                                                                      $2,200,768
    Accumulated undistributed net investment income                                           2,196
    Accumulated net realized loss on investments and
        futures transactions                                                                (69,551)
    Net unrealized appreciation of investments and futures contracts                         78,617
                                                                                         ----------
                Net assets applicable to capital shares outstanding                      $2,212,030
                                                                                         ==========
    Net asset value, redemption price, and offering price per share:
        Fund Shares (net assets of $1,225,990/148,300 capital
            shares outstanding, no par value)                                            $     8.27
                                                                                         ==========
        Institutional Shares (net assets of $970,767/117,542
            capital shares outstanding, no par value)                                    $     8.26
                                                                                         ==========
        Adviser Shares (net assets of $10,096/1,219
            capital shares outstanding, no par value)                                    $     8.28
                                                                                         ==========
        R6 Shares (net assets of $5,177/627 capital shares
            outstanding, no par value)                                                   $     8.26
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  53

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividends (net of foreign taxes withheld of $30)                                       $ 15,030
    Interest                                                                                127,908
    Securities lending (net)                                                                    418
                                                                                           --------
    Total income                                                                            143,356
                                                                                           --------
EXPENSES
    Management fees                                                                          10,524
    Administration and servicing fees:
        Fund Shares                                                                           1,749
        Institutional Shares                                                                    982
        Adviser Shares                                                                           14
        R6 Shares*                                                                                1
    Transfer agent's fees:
        Fund Shares                                                                           1,753
        Institutional Shares                                                                    982
        Adviser Shares                                                                            6
    Distribution and service fees (Note 7E):
        Adviser Shares                                                                           24
    Custody and accounting fees:
        Fund Shares                                                                             193
        Institutional Shares                                                                    158
        Adviser Shares                                                                            2
        R6 Shares*                                                                                1
    Postage:
        Fund Shares                                                                             135
        Institutional Shares                                                                    226
        Adviser Shares                                                                            1
    Shareholder reporting fees:
        Fund Shares                                                                              47
        Institutional Shares                                                                     17
    Trustees' fees                                                                               32
    Registration fees:
        Fund Shares                                                                              45
        Institutional Shares                                                                     25
        Adviser Shares                                                                           17
        R6 Shares*                                                                               22

================================================================================

54  | USAA HIGH INCOME FUND

================================================================================

    Professional fees                                                                      $    201
    Other                                                                                        41
                                                                                           --------
            Total expenses                                                                   17,198
                                                                                           --------
    Expenses reimbursed:
        Adviser Shares                                                                           (6)
        R6 Shares*                                                                              (21)
                                                                                           --------
            Net expenses                                                                     17,171
                                                                                           --------
NET INVESTMENT INCOME                                                                       126,185
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
    Net realized gain (loss) on:
        Unaffiliated transactions                                                            10,004
        Affiliated transactions (Note 9)                                                      5,997
        Futures transactions                                                                 (5,360)
    Change in net unrealized appreciation/(depreciation) of:
        Investments                                                                          85,130
        Futures contracts                                                                     1,067
                                                                                           --------
            Net realized and unrealized gain                                                 96,838
                                                                                           --------
    Increase in net assets resulting from operations                                       $223,023
                                                                                           ========

*R6 Shares commenced operations on December 1, 2016.
See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  55

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-------------------------------------------------------------------------------------------------------
                                                                              2017                 2016
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $  126,185            $ 125,804
   Net realized gain (loss) on investments                                  16,001              (67,356)
   Net realized loss on futures transactions                                (5,360)                 (83)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                          85,130               (4,395)
       Futures contracts                                                     1,067               (1,431)
                                                                        -------------------------------
       Increase in net assets resulting from operations                    223,023               52,539
                                                                        -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                         (67,577)             (68,996)
       Institutional Shares                                                (57,663)             (56,275)
       Adviser Shares                                                         (529)                (546)
       R6 Shares*                                                             (201)                   -
                                                                        -------------------------------
            Total distributions of net investment income                  (125,970)            (125,817)
                                                                        -------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                              69,402             (159,989)
   Institutional Shares                                                    (65,157)             195,713
   Adviser Shares                                                              488               (2,865)
   R6 Shares*                                                                5,000                    -
                                                                        -------------------------------
       Total net increase in net assets from
            capital share transactions                                       9,733               32,859
                                                                        -------------------------------
   Net increase (decrease) in net assets                                   106,786              (40,419)

NET ASSETS
   Beginning of year                                                     2,105,244            2,145,663
                                                                        -------------------------------
   End of year                                                          $2,212,030           $2,105,244
                                                                        ===============================
Accumulated undistributed net investment income:
   End of year                                                         $     2,196           $    1,460
                                                                        ===============================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

56  | USAA HIGH INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA High Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

The Fund consists of four classes of shares: High Income Fund Shares (Fund Shares), High Income Fund Institutional Shares (Institutional Shares), High Income Fund Adviser Shares (Adviser Shares), and effective December 1, 2016, a new share class designated High Income Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

58  | USAA HIGH INCOME FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

        Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the

================================================================================

60  | USAA HIGH INCOME FUND

================================================================================

        securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include equity securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are supported by a discounted price derived from the use of inputs such as prior tender offer, last trade price or original purchase price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at July 31, 2017, did not include master netting provisions.

================================================================================

62  | USAA HIGH INCOME FUND

================================================================================

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2017* (IN THOUSANDS)

                                        ASSET DERIVATIVES                 LIABILITY DERIVATIVES
-----------------------------------------------------------------------------------------------------
                              STATEMENT OF                          STATEMENT OF
DERIVATIVES NOT               ASSETS AND                            ASSETS AND
ACCOUNTED FOR AS              LIABILITIES                           LIABILITIES
HEDGING INSTRUMENTS           LOCATION                 FAIR VALUE   LOCATION              FAIR VALUE
-----------------------------------------------------------------------------------------------------
Equity contracts                   -                      $-        Net unrealized          $90**
                                                                    depreciation of
                                                                    investments and
                                                                    futures contracts
-----------------------------------------------------------------------------------------------------

 * For open derivative instruments as of July 31, 2017, see the Portfolio of Investments, which also is indicative of activity for the year ended
   July 31, 2017.
** Includes cumulative appreciation/(depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2017 (IN THOUSANDS)

                                                                         CHANGE IN
                                                                         UNREALIZED
     DERIVATIVES NOT                                     REALIZED GAIN   APPRECIATION/
     ACCOUNTED FOR AS      STATEMENT OF                  (LOSS) ON       (DEPRECIATION)
     HEDGING INSTRUMENTS   OPERATIONS LOCATION           DERIVATIVES     ON DERIVATIVES
     ----------------------------------------------------------------------------------
     Equity contracts      Net realized gain (loss)        $(5,360)          $1,067
                           on Futures transactions/
                           Change in net unrealized
                           appreciation/(depreciation)
                           of Futures contracts
     ----------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a

================================================================================

64  | USAA HIGH INCOME FUND

================================================================================

    delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of July 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $18,710,000; which included when-issued securities of $12,995,000.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, there were no custodian and other bank credits.

I. REDEMPTION FEES - All share classes held in the Fund less than 180 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31,2017, for the R6 Shares), the Fund Shares, Institutional Shares, and Adviser Shares charged redemption fees of $30,000, $1,000, and $1,000, respectively. The R6 Shares did not charge any redemption fees.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

    this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $16,000, which represents 2.9% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

================================================================================

66  | USAA HIGH INCOME FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for perpetual bond, defaulted bond, REIT capital gain dividend and REIT return of capital dividend adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income and accumulated net realized loss on investments by $521,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                               2017                     2016
                                           ------------------------------------
Ordinary income*                           $125,970,000             $125,817,000

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $ 3,693,000
Accumulated capital and other losses                               (68,620,000)
Unrealized appreciation of investments                              77,680,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, perpetual bond, passive foreign investment company, defaulted bond, hybrid interest accrual and mark-to-market adjustments.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

For the year ended July 31, 2017, the Fund utilized capital loss carryforwards of $11,097,000, to offset capital gains. At July 31, 2017, the Fund had net capital loss carryforwards of $68,620,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                      ---------------------------------------
                                    TAX CHARACTER
                      ---------------------------------------
                      (NO EXPIRATION)                 BALANCE
                      ---------------------------------------
                      Short-Term                  $11,341,000
                      Long-Term                    57,279,000
                                                  -----------
                          Total                   $68,620,000
                                                  ===========

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $442,662,000 and $505,897,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $2,215,991,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $172,168,000 and $94,488,000, respectively, resulting in net unrealized appreciation of $77,680,000.

================================================================================

68  | USAA HIGH INCOME FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $418,000, which is net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having a fair market value of approximately $86,671,000, and the value of the cash collateral received was $90,088,000.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                 YEAR ENDED                        YEAR ENDED
                                                JULY 31, 2017                    JULY 31, 2016
     -------------------------------------------------------------------------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
                                           -----------------------------------------------------------
     FUND SHARES:
     Shares sold                            29,360         $ 239,353          26,160         $ 198,415
     Shares issued from reinvested
      dividends                              7,674            62,476           8,472            63,818
     Shares redeemed*                      (28,572)         (232,427)        (56,631)         (422,222)
                                            ----------------------------------------------------------
     Net increase (decrease) from
      capital share transactions             8,462         $  69,402         (21,999)        $(159,989)
                                            ==========================================================
     INSTITUTIONAL SHARES:
     Shares sold                            16,858         $ 137,350          52,373         $ 386,026
     Shares issued from reinvested
      dividends                              6,840            55,601           7,254            54,483
     Shares redeemed*                      (31,672)         (258,108)        (33,460)         (244,796)
                                            ----------------------------------------------------------
     Net increase (decrease) from
      capital share transactions            (7,974)        $ (65,157)         26,167         $ 195,713
                                            ==========================================================
     ADVISER SHARES:
     Shares sold                               163         $   1,332             104         $     810
     Shares issued from reinvested
      dividends                                 27               223              32               241
     Shares redeemed*                         (131)           (1,067)           (509)           (3,916)
                                            ----------------------------------------------------------
     Net increase (decrease) from
      capital share transactions                59         $     488            (373)        $  (2,865)
                                            ==========================================================
     R6 SHARES (COMMENCED ON
     DECEMBER 1, 2016):
     Shares sold                               627         $   5,000               -         $       -
     Shares issued from reinvested
      dividends                                  -                 -               -                 -
     Shares redeemed*                            -                 -               -                 -
                                            ----------------------------------------------------------
     Net increase from capital
      share transactions                       627         $   5,000               -         $       -
                                            ==========================================================

     *Net of redemption fees, if any.

================================================================================

70  | USAA HIGH INCOME FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended July 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper High Yield Bond Funds Index. The Lipper High Yield Bond Funds Index tracks the total return performance of funds within the Lipper High Yield Funds category.

    The performance period for each share class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper High Yield Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $10,524,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $(177,000), $(96,000), $(4,000), and less than
    $(500), respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, the performance adjustments were (0.02)%, (0.01)%, (0.04)%, and less than (0.01)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,749,000, $982,000, $14,000, and $1,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $51,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

72  | USAA HIGH INCOME FUND

================================================================================

C. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Adviser Shares and R6 Shares to 1.05% and 0.65%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares and R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), the Adviser Shares and R6 Shares incurred reimbursable expenses of $6,000 and $21,000, respectively, of which $5,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,753,000, $982,000, $6,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

    are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $24,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.5
Target Retirement Income                                                0.7
Target Retirement 2020                                                  1.2
Target Retirement 2030                                                  1.9
Target Retirement 2040                                                  1.5
Target Retirement 2050                                                  0.3
Target Retirement 2060                                                  0.0*

* Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2017, USAA and its affiliates owned 617,000 Adviser Shares and 627,000 R6 Shares, which represents 50.7% of the Adviser Shares outstanding, 100.0% of the R6 Shares outstanding, and 0.5% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

74  | USAA HIGH INCOME FUND

================================================================================

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                      COST TO      GAIN (LOSS)
SELLER                    PURCHASER                  PURCHASER      TO SELLER
--------------------------------------------------------------------------------
High Income            Intermediate-Term Bond       $46,802,000   $3,562,000
High Income            Income                        41,158,000    2,435,000
Income                 High Income                    4,019,000     (981,000)

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

(11) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED JULY 31,
                                     ------------------------------------------------------------------------
                                           2017          2016            2015            2014            2013
                                     ------------------------------------------------------------------------
Net asset value at
  beginning of period                $    7.90     $     8.17      $     8.91      $     8.79      $     8.42
                                     ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .47           .48             .47             .50             .55
  Net realized and unrealized
    gain (loss)                             .37          (.28)           (.68)            .29             .46
                                     ------------------------------------------------------------------------
Total from investment
  operations                                .84           .20            (.21)            .79            1.01
                                     ------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.47)         (.47)           (.47)           (.51)           (.53)
  Realized capital gains                      -             -            (.06)           (.16)           (.11)
                                     ------------------------------------------------------------------------
Total distributions                        (.47)         (.47)           (.53)           (.67)           (.64)
                                     ------------------------------------------------------------------------
Redemption fees added to
  beneficial interests                      .00(b)        .00(b)          .00(b)          .00(b)            -
                                     ------------------------------------------------------------------------
Net asset value at end of
  period                             $     8.27    $     7.90      $     8.17      $     8.91      $     8.79
                                     ========================================================================
Total return (%)*                         10.92          2.95           (2.42)           9.35           12.39
Net assets at end of
  period (000)                       $1,225,990    $1,105,081      $1,322,058      $1,521,633      $1,250,728
Ratios to average
  net assets:**
  Expenses (%)(a)                           .83           .82             .89             .89             .94
  Net investment income (%)                5.80          6.22            5.46            5.71            6.15
Portfolio turnover (%)                       21            36              16              21              47

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $1,166,189,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                             -              -               -               -            (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Represents less than $0.01 per share.

================================================================================

76  | USAA HIGH INCOME FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED JULY 31,
                                       ----------------------------------------------------------------------
                                           2017          2016            2015            2014            2013
                                       ----------------------------------------------------------------------
Net asset value at
  beginning of period                  $   7.90      $   8.16        $   8.91        $   8.78        $   8.41
                                       ----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .48           .48             .48             .52             .54
  Net realized and
    unrealized gain (loss)                  .36          (.26)           (.69)            .29             .49
                                       ----------------------------------------------------------------------
Total from investment
  operations                                .84           .22            (.21)            .81            1.03
                                       ----------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.48)         (.48)           (.48)           (.52)           (.55)
  Realized capital gains                      -             -            (.06)           (.16)           (.11)
                                       ----------------------------------------------------------------------
Total distributions                        (.48)         (.48)           (.54)           (.68)           (.66)
                                       ----------------------------------------------------------------------
Redemption fees added to
  beneficial interests                      .00(b)        .00(b)          .00(b)            -               -
                                       ----------------------------------------------------------------------
Net asset value at end of
  period                               $   8.26      $   7.90        $   8.16        $   8.91        $   8.78
                                       ======================================================================
Total return (%)*                         10.89          3.19           (2.44)           9.61           12.63
Net assets at end of
  period (000)                         $970,767      $990,980        $811,060        $757,419        $764,558
Ratios to average
  net assets:**
  Expenses (%)(a)                           .75           .71             .80             .76             .76
  Net investment income (%)                5.89          6.32            5.55            5.87            6.22
Portfolio turnover (%)                       21            36              16              21              47

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $981,825,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                              -             -               -               -            (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Represents less than $0.01 per share.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED JULY 31,
                                        ---------------------------------------------------------------------
                                           2017          2016            2015            2014            2013
                                        ---------------------------------------------------------------------
Net asset value at
  beginning of period                   $  7.92        $ 8.18         $  8.92           $8.79          $ 8.42
                                        ---------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                     .46           .44             .45             .49             .52
  Net realized and
    unrealized gain (loss)                  .35          (.25)           (.69)            .27             .47
                                        ---------------------------------------------------------------------
Total from investment
  operations                                .81           .19            (.24)            .76             .99
                                        ---------------------------------------------------------------------
Less distributions from:
  Net investment income                    (.45)         (.45)           (.45)           (.48)           (.51)
  Realized capital gains                      -             -            (.06)           (.16)           (.11)
                                        ---------------------------------------------------------------------
Total distributions                        (.45)         (.45)           (.51)           (.64)           (.62)
                                        ---------------------------------------------------------------------
Redemption fees added to
  beneficial interests                      .00(b)        .00(b)          .01              .01            .00(b)
                                        ---------------------------------------------------------------------
Net asset value at end of
  period                                $  8.28        $ 7.92         $  8.18           $ 8.92         $ 8.79
                                        =====================================================================
Total return (%)*                         10.49          2.73           (2.67)            9.16          12.13
Net assets at end of
  period (000)                          $10,096        $9,183         $12,545           $9,218         $7,108
Ratios to average
  net assets:**
  Expenses (%)(a)                          1.08(d)       1.15            1.16(c)          1.19           1.20
  Expenses, excluding
    reimbursements (%)(a)                  1.15          1.19            1.21             1.19           1.34
  Net investment income (%)                5.55          5.88            5.19             5.41           5.85
Portfolio turnover (%)                       21            36              16               21             47

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $9,546,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                              -             -               -                -           (.00%)(+)
    (+)Represents less than $0.01 per share of average net assets.
(b) Represents less than $0.01 per share.
(c) Prior to December 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.20% of the Adviser Shares'
    average net assets.
(d) Effective December 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.05% of the Adviser Shares'
    average net assets.

================================================================================

78  | USAA HIGH INCOME FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                                 PERIOD ENDED
                                                                                                   JULY 31,
                                                                                                    2017***
                                                                                                 ------------
Net asset value at beginning of period                                                               $ 7.98
                                                                                                     ------
Income from investment operations:
  Net investment income                                                                                 .32
  Net realized and unrealized gain                                                                      .28
                                                                                                     ------
Total from investment operations                                                                        .60
                                                                                                     ------
Less distributions from:
  Net investment income                                                                                (.32)
                                                                                                     ------
Net asset value at end of period                                                                     $ 8.26
                                                                                                     ======
Total return (%)*                                                                                      7.64
Net assets at end of period (000)                                                                    $5,177
Ratios to average net assets:**
  Expenses (%)(a)                                                                                       .65
  Expenses, excluding reimbursements (%)(a)                                                            1.26
  Net investment income (%)(a)                                                                         5.88
Portfolio turnover (%)                                                                                   21

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended July 31, 2017, average net assets were $5,137,000. *** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of

================================================================================

80   | USAA HIGH INCOME FUND

================================================================================

investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING              ENDING              DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE         FEBRUARY 1, 2017 -
                                        FEBRUARY 1, 2017       JULY 31, 2017            JULY 31, 2017
                                        ---------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00            $1,041.30                   $4.15

Hypothetical
  (5% return before expenses)               1,000.00             1,020.73                    4.11

INSTITUTIONAL SHARES
Actual                                      1,000.00             1,041.80                    3.75

Hypothetical
  (5% return before expenses)               1,000.00             1,021.12                    3.71

ADVISER SHARES
Actual                                      1,000.00             1,038.80                    5.31

Hypothetical
  (5% return before expenses)               1,000.00             1,019.59                    5.26

R6 SHARES
Actual                                      1,000.00             1,041.10                    3.29

Hypothetical
  (5% return before expenses)               1,000.00             1,021.57                    3.26

*Expenses are equal to the annualized expense ratio of 0.82% for Fund Shares, 0.74% for Institutional Shares, 1.05% for Adviser Shares, and 0.65% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 4.13% for Fund Shares, 4.18% for Institutional Shares, 3.88% for Adviser Shares, and 4.11% for R6 Shares, for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  81

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

82  | USAA HIGH INCOME FUND

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional

================================================================================

                                                        ADVISORY AGREEMENT |  83

================================================================================

experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratios of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were equal to the median of its

================================================================================

84  | USAA HIGH INCOME FUND

================================================================================

expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the one-year period ended December 31, 2016, was in the top 40% of its performance universe for the three-year period ended December 31, 2016, was in the top 20% of its performance universe for the five-year period ended December 31, 2016, and was in the top 25% of its performance universe for the ten-year period ended December 31, 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also

================================================================================

                                                        ADVISORY AGREEMENT |  85

================================================================================

considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board also took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

86  | USAA HIGH INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

88  | USAA HIGH INCOME FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

90  | USAA HIGH INCOME FUND

================================================================================

RICHARD Y. NEWTON III(3, 4, 5, 6, 7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

92  | USAA HIGH INCOME FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

94  | USAA HIGH INCOME FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40052-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA INCOME FUND]

  ====================================================================

       ANNUAL REPORT
       USAA INCOME FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES JULY 31, 2017

  ====================================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

SHAREHOLDER VOTING RESULTS                                                    21

FINANCIAL INFORMATION

   Distributions to Shareholders                                              22

   Report of Independent Registered
     Public Accounting Firm                                                   23

   Portfolio of Investments                                                   24

   Notes to Portfolio of Investments                                          62

   Financial Statements                                                       69

   Notes to Financial Statements                                              73

EXPENSE EXAMPLE                                                               97

ADVISORY AGREEMENT                                                            99

TRUSTEES' AND OFFICERS' INFORMATION                                          104

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INCOME FUND (THE FUND) SEEKS MAXIMUM CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in U.S. dollar-denominated debt securities, including, among others, obligations of U.S., state and local governments, their agencies and instrumental mortgage- and asset-backed securities, corporate debt securities and repurchase agreements that have been selected for their high yields relative to the risk involved. The Fund will invest primarily in investment-grade securities but also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred as high-yield or "junk" bonds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JULIANNE BASS, CFA                              BRIAN W. SMITH, CFA, CPA
    KURT DAUM, JD*                                  JOHN SPEAR, CFA*

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The first few months of the reporting period ended July 31, 2017, were rather uneventful, with investors focused on mixed U.S. economic data and the timing of a potential Federal Reserve (the Fed) interest rate increase. However, the market environment changed upon the November 2016 U.S. elections when the Republican sweep of the presidency and both houses of Congress seemed to release "animal spirits," a term used by economist John Maynard Keynes to describe emotional investor mindsets. Investors seemed pleased by a stronger outlook for economic growth based on promises of a Republican-led fiscal policy, lower taxes, and less regulation. In this environment, stocks rallied. U.S. Treasury securities sold off and their yields surged higher. (Bond prices and yields move in opposite directions.) The 10-year U.S. Treasury yield, which started the reporting period at 1.45%, climbed to a peak of 2.63% in mid-March 2017. It trended down thereafter, closing the reporting period at 2.29%, as political uncertainty raised doubts about the scope and timing of the Trump administration's economic initiatives. During the reporting period overall, U.S. Treasury yields rose along the curve, with shorter-term yields rising more than longer-term yields, largely due to the Fed's interest rate increases.

    The Fed raised short-term interest rates three times during the reporting period, lifting the targeted federal funds target rate to a range of between 1.00% and 1.25%. Policymakers suggested that another interest rate

    *Effective November 4, 2016, John Spear and Kurt Daum began co-managing the Fund.

================================================================================

2  | USAA INCOME FUND

================================================================================

                    o U.S. 10-YEAR BOND YIELDS o

                 [CHART OF U.S. 10-YEAR BOND YIELDS]

                                                                 YIELD IN
                                                                  PERCENT
 7/29/2016                                                         1.45%
  8/1/2016                                                         1.52
  8/2/2016                                                         1.56
  8/3/2016                                                         1.54
  8/4/2016                                                         1.50
  8/5/2016                                                         1.59
  8/8/2016                                                         1.59
  8/9/2016                                                         1.55
 8/10/2016                                                         1.51
 8/11/2016                                                         1.56
 8/12/2016                                                         1.51
 8/15/2016                                                         1.56
 8/16/2016                                                         1.57
 8/17/2016                                                         1.55
 8/18/2016                                                         1.54
 8/19/2016                                                         1.58
 8/22/2016                                                         1.54
 8/23/2016                                                         1.55
 8/24/2016                                                         1.56
 8/25/2016                                                         1.57
 8/26/2016                                                         1.63
 8/29/2016                                                         1.56
 8/30/2016                                                         1.57
 8/31/2016                                                         1.58
  9/1/2016                                                         1.57
  9/2/2016                                                         1.60
  9/5/2016                                                         1.60
  9/6/2016                                                         1.53
  9/7/2016                                                         1.54
  9/8/2016                                                         1.60
  9/9/2016                                                         1.67
 9/12/2016                                                         1.66
 9/13/2016                                                         1.73
 9/14/2016                                                         1.70
 9/15/2016                                                         1.69
 9/16/2016                                                         1.69
 9/19/2016                                                         1.71
 9/20/2016                                                         1.69
 9/21/2016                                                         1.65
 9/22/2016                                                         1.62
 9/23/2016                                                         1.62
 9/26/2016                                                         1.58
 9/27/2016                                                         1.56
 9/28/2016                                                         1.57
 9/29/2016                                                         1.56
 9/30/2016                                                         1.59
 10/3/2016                                                         1.62
 10/4/2016                                                         1.69
 10/5/2016                                                         1.70
 10/6/2016                                                         1.74
 10/7/2016                                                         1.72
10/10/2016                                                         1.72
10/11/2016                                                         1.76
10/12/2016                                                         1.77
10/13/2016                                                         1.74
10/14/2016                                                         1.80
10/17/2016                                                         1.77
10/18/2016                                                         1.74
10/19/2016                                                         1.74
10/20/2016                                                         1.76
10/21/2016                                                         1.73
10/24/2016                                                         1.76
10/25/2016                                                         1.76
10/26/2016                                                         1.79
10/27/2016                                                         1.85
10/28/2016                                                         1.85
10/31/2016                                                         1.83
 11/1/2016                                                         1.83
 11/2/2016                                                         1.80
 11/3/2016                                                         1.81
 11/4/2016                                                         1.78
 11/7/2016                                                         1.83
 11/8/2016                                                         1.85
 11/9/2016                                                         2.06
11/10/2016                                                         2.15
11/11/2016                                                         2.15
11/14/2016                                                         2.26
11/15/2016                                                         2.22
11/16/2016                                                         2.22
11/17/2016                                                         2.30
11/18/2016                                                         2.35
11/21/2016                                                         2.32
11/22/2016                                                         2.31
11/23/2016                                                         2.35
11/24/2016                                                         2.35
11/25/2016                                                         2.36
11/28/2016                                                         2.31
11/29/2016                                                         2.29
11/30/2016                                                         2.38
 12/1/2016                                                         2.45
 12/2/2016                                                         2.38
 12/5/2016                                                         2.39
 12/6/2016                                                         2.39
 12/7/2016                                                         2.34
 12/8/2016                                                         2.41
 12/9/2016                                                         2.47
12/12/2016                                                         2.47
12/13/2016                                                         2.47
12/14/2016                                                         2.57
12/15/2016                                                         2.60
12/16/2016                                                         2.59
12/19/2016                                                         2.54
12/20/2016                                                         2.56
12/21/2016                                                         2.53
12/22/2016                                                         2.55
12/23/2016                                                         2.54
12/26/2016                                                         2.54
12/27/2016                                                         2.56
12/28/2016                                                         2.51
12/29/2016                                                         2.48
12/30/2016                                                         2.44
  1/2/2017                                                         2.44
  1/3/2017                                                         2.44
  1/4/2017                                                         2.44
  1/5/2017                                                         2.34
  1/6/2017                                                         2.42
  1/9/2017                                                         2.36
 1/10/2017                                                         2.38
 1/11/2017                                                         2.37
 1/12/2017                                                         2.36
 1/13/2017                                                         2.40
 1/16/2017                                                         2.40
 1/17/2017                                                         2.33
 1/18/2017                                                         2.43
 1/19/2017                                                         2.47
 1/20/2017                                                         2.47
 1/23/2017                                                         2.40
 1/24/2017                                                         2.47
 1/25/2017                                                         2.51
 1/26/2017                                                         2.50
 1/27/2017                                                         2.48
 1/30/2017                                                         2.49
 1/31/2017                                                         2.45
  2/1/2017                                                         2.47
  2/2/2017                                                         2.47
  2/3/2017                                                         2.46
  2/6/2017                                                         2.41
  2/7/2017                                                         2.39
  2/8/2017                                                         2.34
  2/9/2017                                                         2.39
 2/10/2017                                                         2.41
 2/13/2017                                                         2.44
 2/14/2017                                                         2.47
 2/15/2017                                                         2.49
 2/16/2017                                                         2.45
 2/17/2017                                                         2.41
 2/20/2017                                                         2.41
 2/21/2017                                                         2.43
 2/22/2017                                                         2.41
 2/23/2017                                                         2.37
 2/24/2017                                                         2.31
 2/27/2017                                                         2.37
 2/28/2017                                                         2.39
  3/1/2017                                                         2.45
  3/2/2017                                                         2.48
  3/3/2017                                                         2.48
  3/6/2017                                                         2.50
  3/7/2017                                                         2.52
  3/8/2017                                                         2.56
  3/9/2017                                                         2.61
 3/10/2017                                                         2.57
 3/13/2017                                                         2.63
 3/14/2017                                                         2.60
 3/15/2017                                                         2.49
 3/16/2017                                                         2.54
 3/17/2017                                                         2.50
 3/20/2017                                                         2.46
 3/21/2017                                                         2.42
 3/22/2017                                                         2.41
 3/23/2017                                                         2.42
 3/24/2017                                                         2.41
 3/27/2017                                                         2.38
 3/28/2017                                                         2.42
 3/29/2017                                                         2.38
 3/30/2017                                                         2.42
 3/31/2017                                                         2.39
  4/3/2017                                                         2.32
  4/4/2017                                                         2.36
  4/5/2017                                                         2.34
  4/6/2017                                                         2.34
  4/7/2017                                                         2.38
 4/10/2017                                                         2.37
 4/11/2017                                                         2.30
 4/12/2017                                                         2.24
 4/13/2017                                                         2.24
 4/14/2017                                                         2.24
 4/17/2017                                                         2.25
 4/18/2017                                                         2.17
 4/19/2017                                                         2.21
 4/20/2017                                                         2.23
 4/21/2017                                                         2.25
 4/24/2017                                                         2.27
 4/25/2017                                                         2.33
 4/26/2017                                                         2.30
 4/27/2017                                                         2.29
 4/28/2017                                                         2.28
  5/1/2017                                                         2.32
  5/2/2017                                                         2.28
  5/3/2017                                                         2.32
  5/4/2017                                                         2.35
  5/5/2017                                                         2.35
  5/8/2017                                                         2.39
  5/9/2017                                                         2.40
 5/10/2017                                                         2.41
 5/11/2017                                                         2.39
 5/12/2017                                                         2.33
 5/15/2017                                                         2.34
 5/16/2017                                                         2.33
 5/17/2017                                                         2.22
 5/18/2017                                                         2.23
 5/19/2017                                                         2.23
 5/22/2017                                                         2.25
 5/23/2017                                                         2.28
 5/24/2017                                                         2.25
 5/25/2017                                                         2.26
 5/26/2017                                                         2.25
 5/29/2017                                                         2.25
 5/30/2017                                                         2.21
 5/31/2017                                                         2.20
  6/1/2017                                                         2.21
  6/2/2017                                                         2.16
  6/5/2017                                                         2.18
  6/6/2017                                                         2.15
  6/7/2017                                                         2.17
  6/8/2017                                                         2.19
  6/9/2017                                                         2.20
 6/12/2017                                                         2.21
 6/13/2017                                                         2.21
 6/14/2017                                                         2.13
 6/15/2017                                                         2.16
 6/16/2017                                                         2.15
 6/19/2017                                                         2.19
 6/20/2017                                                         2.16
 6/21/2017                                                         2.16
 6/22/2017                                                         2.15
 6/23/2017                                                         2.14
 6/26/2017                                                         2.14
 6/27/2017                                                         2.21
 6/28/2017                                                         2.23
 6/29/2017                                                         2.27
 6/30/2017                                                         2.30
  7/3/2017                                                         2.35
  7/4/2017                                                         2.35
  7/5/2017                                                         2.32
  7/6/2017                                                         2.37
  7/7/2017                                                         2.39
 7/10/2017                                                         2.37
 7/11/2017                                                         2.36
 7/12/2017                                                         2.32
 7/13/2017                                                         2.34
 7/14/2017                                                         2.33
 7/17/2017                                                         2.31
 7/18/2017                                                         2.26
 7/19/2017                                                         2.27
 7/20/2017                                                         2.26
 7/21/2017                                                         2.24
 7/24/2017                                                         2.26
 7/25/2017                                                         2.34
 7/26/2017                                                         2.29
 7/27/2017                                                         2.31
 7/28/2017                                                         2.29
 7/31/2017                                                         2.29

                                   [END CHART]

Source: Bloomberg Finance L.P.

    increase could occur by the end of 2017. They also outlined a plan to reduce the size of the Fed's balance sheet, probably later in 2017, by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury securities and government-sponsored mortgage-backed securities.

    Economic data was contradictory during the reporting period. U.S. economic growth weakened in the third and fourth quarters of 2016, but rebounded somewhat in the first quarter of 2017. Hiring was strong, with the economy at full employment, but wage growth remained soft. (Full employment is an economic situation in which all people who want to work can find work at prevailing wage rates.) Inflation data, which had edged up toward the Fed's 2% target, weakened in May and June of 2017.

    Credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) tightened, continuing a trend that began in February of 2017. Credit spreads based on the Bloomberg Barclays U.S. Aggregate Bond Index narrowed 40 basis points from 1.38% on July 29, 2016 to 0.98% on July 31, 2017. (A basis

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

                o BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX o

             [CHART OF BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX]

                                                                   AVERAGE OPTION
                                                                  ADJUSTED SPREAD
 7/29/2016                                                              1.38
  8/1/2016                                                              1.39
  8/2/2016                                                              1.39
  8/3/2016                                                              1.40
  8/4/2016                                                              1.39
  8/5/2016                                                              1.37
  8/8/2016                                                              1.35
  8/9/2016                                                              1.35
 8/10/2016                                                              1.35
 8/11/2016                                                              1.34
 8/12/2016                                                              1.33
 8/15/2016                                                              1.32
 8/16/2016                                                              1.31
 8/17/2016                                                              1.31
 8/18/2016                                                              1.31
 8/19/2016                                                              1.30
 8/22/2016                                                              1.30
 8/23/2016                                                              1.29
 8/24/2016                                                              1.29
 8/25/2016                                                              1.29
 8/26/2016                                                              1.28
 8/29/2016                                                              1.28
 8/30/2016                                                              1.28
 8/31/2016                                                              1.29
  9/1/2016                                                              1.30
  9/2/2016                                                              1.30
  9/6/2016                                                              1.30
  9/7/2016                                                              1.30
  9/8/2016                                                              1.30
  9/9/2016                                                              1.31
 9/12/2016                                                              1.33
 9/13/2016                                                              1.33
 9/14/2016                                                              1.34
 9/15/2016                                                              1.33
 9/16/2016                                                              1.33
 9/19/2016                                                              1.32
 9/20/2016                                                              1.32
 9/21/2016                                                              1.32
 9/22/2016                                                              1.30
 9/23/2016                                                              1.31
 9/26/2016                                                              1.32
 9/27/2016                                                              1.31
 9/28/2016                                                              1.30
 9/29/2016                                                              1.31
 9/30/2016                                                              1.31
 10/3/2016                                                              1.30
 10/4/2016                                                              1.30
 10/5/2016                                                              1.29
 10/6/2016                                                              1.27
 10/7/2016                                                              1.27
10/11/2016                                                              1.26
10/12/2016                                                              1.25
10/13/2016                                                              1.25
10/14/2016                                                              1.24
10/17/2016                                                              1.24
10/18/2016                                                              1.23
10/19/2016                                                              1.23
10/20/2016                                                              1.23
10/21/2016                                                              1.23
10/24/2016                                                              1.23
10/25/2016                                                              1.23
10/26/2016                                                              1.24
10/27/2016                                                              1.24
10/28/2016                                                              1.25
10/31/2016                                                              1.25
 11/1/2016                                                              1.27
 11/2/2016                                                              1.28
 11/3/2016                                                              1.28
 11/4/2016                                                              1.29
 11/7/2016                                                              1.27
 11/8/2016                                                              1.26
 11/9/2016                                                              1.25
11/10/2016                                                              1.24
11/14/2016                                                              1.25
11/15/2016                                                              1.23
11/16/2016                                                              1.23
11/17/2016                                                              1.23
11/18/2016                                                              1.25
11/21/2016                                                              1.24
11/22/2016                                                              1.24
11/23/2016                                                              1.24
11/25/2016                                                              1.25
11/28/2016                                                              1.24
11/29/2016                                                              1.24
11/30/2016                                                              1.23
 12/1/2016                                                              1.23
 12/2/2016                                                              1.24
 12/5/2016                                                              1.23
 12/6/2016                                                              1.22
 12/7/2016                                                              1.22
 12/8/2016                                                              1.22
 12/9/2016                                                              1.21
12/12/2016                                                              1.21
12/13/2016                                                              1.19
12/14/2016                                                              1.19
12/15/2016                                                              1.20
12/16/2016                                                              1.19
12/19/2016                                                              1.19
12/20/2016                                                              1.18
12/21/2016                                                              1.18
12/22/2016                                                              1.18
12/23/2016                                                              1.18
12/27/2016                                                              1.17
12/28/2016                                                              1.18
12/29/2016                                                              1.18
12/30/2016                                                              1.18
  1/3/2017                                                              1.17
  1/4/2017                                                              1.16
  1/5/2017                                                              1.17
  1/6/2017                                                              1.17
  1/9/2017                                                              1.17
 1/10/2017                                                              1.17
 1/11/2017                                                              1.18
 1/12/2017                                                              1.17
 1/13/2017                                                              1.17
 1/17/2017                                                              1.17
 1/18/2017                                                              1.17
 1/19/2017                                                              1.17
 1/20/2017                                                              1.17
 1/23/2017                                                              1.17
 1/24/2017                                                              1.16
 1/25/2017                                                              1.15
 1/26/2017                                                              1.15
 1/27/2017                                                              1.15
 1/30/2017                                                              1.15
 1/31/2017                                                              1.16
  2/1/2017                                                              1.16
  2/2/2017                                                              1.16
  2/3/2017                                                              1.15
  2/6/2017                                                              1.16
  2/7/2017                                                              1.16
  2/8/2017                                                              1.17
  2/9/2017                                                              1.16
 2/10/2017                                                              1.16
 2/13/2017                                                              1.14
 2/14/2017                                                              1.13
 2/15/2017                                                              1.12
 2/16/2017                                                              1.13
 2/17/2017                                                              1.14
 2/21/2017                                                              1.13
 2/22/2017                                                              1.12
 2/23/2017                                                              1.12
 2/24/2017                                                              1.13
 2/27/2017                                                              1.11
 2/28/2017                                                              1.10
  3/1/2017                                                              1.08
  3/2/2017                                                              1.07
  3/3/2017                                                              1.07
  3/6/2017                                                              1.06
  3/7/2017                                                              1.07
  3/8/2017                                                              1.08
  3/9/2017                                                              1.10
 3/10/2017                                                              1.10
 3/13/2017                                                              1.10
 3/14/2017                                                              1.11
 3/15/2017                                                              1.12
 3/16/2017                                                              1.10
 3/17/2017                                                              1.11
 3/20/2017                                                              1.11
 3/21/2017                                                              1.11
 3/22/2017                                                              1.12
 3/23/2017                                                              1.11
 3/24/2017                                                              1.12
 3/27/2017                                                              1.12
 3/28/2017                                                              1.11
 3/29/2017                                                              1.11
 3/30/2017                                                              1.11
 3/31/2017                                                              1.12
  4/3/2017                                                              1.12
  4/4/2017                                                              1.12
  4/5/2017                                                              1.12
  4/6/2017                                                              1.12
  4/7/2017                                                              1.12
 4/10/2017                                                              1.11
 4/11/2017                                                              1.11
 4/12/2017                                                              1.12
 4/13/2017                                                              1.13
 4/17/2017                                                              1.12
 4/18/2017                                                              1.13
 4/19/2017                                                              1.13
 4/20/2017                                                              1.13
 4/21/2017                                                              1.13
 4/24/2017                                                              1.12
 4/25/2017                                                              1.11
 4/26/2017                                                              1.11
 4/27/2017                                                              1.10
 4/28/2017                                                              1.10
  5/1/2017                                                              1.10
  5/2/2017                                                              1.10
  5/3/2017                                                              1.10
  5/4/2017                                                              1.09
  5/5/2017                                                              1.09
  5/8/2017                                                              1.09
  5/9/2017                                                              1.07
 5/10/2017                                                              1.07
 5/11/2017                                                              1.06
 5/12/2017                                                              1.06
 5/15/2017                                                              1.05
 5/16/2017                                                              1.05
 5/17/2017                                                              1.06
 5/18/2017                                                              1.07
 5/19/2017                                                              1.07
 5/22/2017                                                              1.06
 5/23/2017                                                              1.06
 5/24/2017                                                              1.07
 5/25/2017                                                              1.07
 5/26/2017                                                              1.07
 5/30/2017                                                              1.07
 5/31/2017                                                              1.07
  6/1/2017                                                              1.07
  6/2/2017                                                              1.08
  6/5/2017                                                              1.07
  6/6/2017                                                              1.07
  6/7/2017                                                              1.07
  6/8/2017                                                              1.07
  6/9/2017                                                              1.07
 6/12/2017                                                              1.06
 6/13/2017                                                              1.06
 6/14/2017                                                              1.06
 6/15/2017                                                              1.06
 6/16/2017                                                              1.06
 6/19/2017                                                              1.05
 6/20/2017                                                              1.06
 6/21/2017                                                              1.06
 6/22/2017                                                              1.06
 6/23/2017                                                              1.06
 6/26/2017                                                              1.06
 6/27/2017                                                              1.05
 6/28/2017                                                              1.04
 6/29/2017                                                              1.04
 6/30/2017                                                              1.03
  7/3/2017                                                              1.03
  7/5/2017                                                              1.03
  7/6/2017                                                              1.02
  7/7/2017                                                              1.02
 7/10/2017                                                              1.01
 7/11/2017                                                              1.01
 7/12/2017                                                              1.01
 7/13/2017                                                              1.01
 7/14/2017                                                              1.01
 7/17/2017                                                              1.00
 7/18/2017                                                              1.00
 7/19/2017                                                              0.99
 7/20/2017                                                              0.99
 7/21/2017                                                              0.99
 7/24/2017                                                              0.99
 7/25/2017                                                              0.98
 7/26/2017                                                              0.98
 7/27/2017                                                              0.97
 7/28/2017                                                              0.98
 7/31/2017                                                              0.98

    point is 1/100th of a percent.) Spreads are generally considered an indication of risk; the tighter the spread, the less the perceived risk.

    Lower-rated credits outperformed higher-rated credits. Credit spreads on A-rated and BBB-rated bonds decreased by 33 and 58 basis points, respectively, to finish the reporting period at 82 and 134 basis points. Corporate bonds outperformed U.S. Treasury securities. High yield corporate bonds were the best-performing asset class in the fixed income market during the reporting period.

o   HOW DID THE USAA INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended July 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 1.91%, 1.97%, and 1.67%, respectively. This compares to returns

    Refer to page 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA INCOME FUND

================================================================================

    of -0.51% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index) and 0.78% for the Lipper A Rated Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 3.37%, 3.43%, and 3.14%, respectively, compared to 2.72% for the Lipper A Rated Bond Funds Index. The R6 Shares commenced operations on December 1, 2016, and from that time through July 31, 2017, had a total return of 5.22%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    In keeping with our disciplined investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. During the reporting period, we did not try to anticipate interest-rate movements. Instead, we sought to manage the portfolio's sensitivity to interest rates by maintaining a duration position that was relatively in line with the Fund's Lipper peer group. (Duration is a measure of a portfolio's interest-rate sensitivity.) As of July 31, 2017, the Fund's SEC yield was 2.89%. This compares to an SEC yield of 2.82% on July 31, 2016.

    Relative to the Index, the Fund benefited from its allocation to and selection of corporate bonds. More specifically, the portfolio's overweight positions in the energy, insurance, and basic industry sectors contributed to returns. Bond selection within the banking, insurance, and energy sectors added to results. The Fund's strongest-performing investments during the reporting period were its holdings of junior subordinated debt. An underweight in U.S. Treasury securities, which posted weaker returns than the Index, boosted returns. Overall, shifting interest rates had only a small impact on the Fund's relative performance. This is keeping with our focus on generating income from our portfolio

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    of bonds. Over time, the income produced by the Fund accounts for the majority of its long-term return.

    During the reporting period, we continued to seek relative values across the fixed income market, finding a number of opportunities within corporate credit and among floating-rate bank loans. We consider floating-rate bank loans attractive in a rising interest rate environment. On the margin, we upgraded the credit quality of the Fund's investments as the spread between A-rated bonds and BBB-rated bonds narrowed, which made it less attractive to assume additional risk. The Fund remained one of USAA Investment's highest-quality and most diversified portfolios.

    Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

6  | USAA INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USAIX)

--------------------------------------------------------------------------------
                                              7/31/17                7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $3.6 Billion           $3.4 Billion
Net Asset Value Per Share                     $13.20                 $13.40

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                          10 YEARS
    1.91%                             3.37%                             5.34%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/17              EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
               2.89%                                        0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JULY 31, 2017

--------------------------------------------------------------------------------
                TOTAL RETURN     =     DIVIDEND RETURN     +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS           5.34%         =         4.27%           +        1.07%
5 YEARS            3.37%         =         3.62%           +       -0.25%
1 YEAR             1.91%         =         3.40%           +       -1.49%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2008-JULY 31, 2017

---------------------------------------------------------------------------------
                                                                     CHANGE IN
                    TOTAL RETURN          DIVIDEND RETURN           SHARE PRICE
---------------------------------------------------------------------------------
7/31/2008              4.37%                   5.29%                  -0.92%
7/31/2009              6.38%                   5.96%                   0.42%
7/31/2010             13.00%                   5.24%                   7.76%
7/31/2011              6.34%                   4.23%                   2.11%
7/31/2012              6.85%                   3.94%                   2.91%
7/31/2013              1.30%                   3.51%                  -2.21%
7/31/2014              5.43%                   4.02%                   1.41%
7/31/2015              1.45%                   3.44%                  -1.99%
7/31/2016              6.88%                   3.72%                   3.16%
7/31/2017              1.91%                   3.40%                  -1.49%

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA INCOME FUND

================================================================================

                    o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                         LIPPER CORPORATE
                             USAA INCOME                   DEBT FUNDS A
                             FUND SHARES                  RATED AVERAGE
7/31/2008                        5.32%                        4.91%
7/31/2009                        5.43%                        4.97%
7/31/2010                        4.64%                        3.96%
7/31/2011                        4.01%                        3.53%
7/31/2012                        3.68%                        3.02%
7/31/2013                        3.62%                        2.83%
7/31/2014                        3.86%                        3.14%
7/31/2015                        3.68%                        2.73%
7/31/2016                        3.41%                        2.61%
7/31/2017                        3.37%                        2.65%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/08 through 7/31/17.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                        BLOOMBERG
                                                        LIPPER A RATED                 BARCLAYS U.S.
                             USAA INCOME                  BOND FUNDS                  AGGREGATE BOND
                             FUND SHARES                    INDEX                         INDEX
 7/31/2007                   $10,000.00                   $10,000.00                   $10,000.00
 8/31/2007                    10,110.00                    10,076.67                    10,122.57
 9/30/2007                    10,175.00                    10,157.76                    10,199.36
10/31/2007                    10,253.00                    10,233.55                    10,290.98
11/30/2007                    10,388.00                    10,352.14                    10,476.04
12/31/2007                    10,366.00                    10,326.89                    10,505.47
 1/31/2008                    10,538.00                    10,458.49                    10,681.94
 2/29/2008                    10,529.00                    10,429.84                    10,696.77
 3/31/2008                    10,540.00                    10,378.52                    10,733.26
 4/30/2008                    10,554.00                    10,416.88                    10,710.83
 5/31/2008                    10,527.00                    10,347.95                    10,632.29
 6/30/2008                    10,487.00                    10,311.70                    10,623.70
 7/31/2008                    10,437.00                    10,230.96                    10,615.03
 8/31/2008                    10,510.00                    10,259.83                    10,715.77
 9/30/2008                    10,213.00                     9,915.42                    10,571.84
10/31/2008                     9,651.00                     9,392.84                    10,322.30
11/30/2008                     9,647.00                     9,490.81                    10,658.29
12/31/2008                     9,843.00                     9,841.96                    11,055.95
 1/31/2009                     9,838.00                     9,814.90                    10,958.39
 2/28/2009                     9,823.00                     9,698.72                    10,917.03
 3/31/2009                     9,975.00                     9,814.09                    11,068.79
 4/30/2009                    10,206.00                    10,009.72                    11,121.71
 5/31/2009                    10,607.00                    10,278.38                    11,202.38
 6/30/2009                    10,802.00                    10,458.53                    11,266.10
 7/31/2009                    11,103.00                    10,773.89                    11,447.82
 8/31/2009                    11,369.00                    10,904.57                    11,566.35
 9/30/2009                    11,580.00                    11,173.81                    11,687.85
10/31/2009                    11,685.00                    11,264.41                    11,745.56
11/30/2009                    11,841.00                    11,397.56                    11,897.63
12/31/2009                    11,786.00                    11,291.29                    11,711.65
 1/31/2010                    12,006.00                    11,476.92                    11,890.56
 2/28/2010                    12,058.00                    11,510.12                    11,934.96
 3/31/2010                    12,098.00                    11,553.54                    11,920.29
 4/30/2010                    12,258.00                    11,721.44                    12,044.37
 5/31/2010                    12,261.00                    11,722.10                    12,145.72
 6/30/2010                    12,403.00                    11,916.11                    12,336.19
 7/31/2010                    12,547.00                    12,069.83                    12,467.80
 8/31/2010                    12,748.00                    12,282.45                    12,628.23
 9/30/2010                    12,834.00                    12,319.94                    12,641.69
10/31/2010                    12,914.00                    12,342.66                    12,686.70
11/30/2010                    12,859.00                    12,262.95                    12,613.78
12/31/2010                    12,747.00                    12,171.23                    12,477.76
 1/31/2011                    12,793.00                    12,184.69                    12,492.28
 2/28/2011                    12,853.00                    12,269.40                    12,523.53
 3/31/2011                    12,891.00                    12,273.86                    12,530.45
 4/30/2011                    13,044.00                    12,452.93                    12,689.51
 5/31/2011                    13,187.00                    12,607.35                    12,855.11
 6/30/2011                    13,157.00                    12,516.96                    12,817.48
 7/31/2011                    13,343.00                    12,735.81                    13,020.86
 8/31/2011                    13,428.00                    12,806.81                    13,211.10
 9/30/2011                    13,421.00                    12,873.33                    13,307.20
10/31/2011                    13,504.00                    12,982.89                    13,321.50
11/30/2011                    13,478.00                    12,877.33                    13,309.94
12/31/2011                    13,623.00                    13,054.47                    13,456.23
 1/31/2012                    13,770.00                    13,260.12                    13,574.38
 2/29/2012                    13,823.00                    13,314.87                    13,571.27
 3/31/2012                    13,812.00                    13,226.58                    13,496.91
 4/30/2012                    13,957.00                    13,393.12                    13,646.54
 5/31/2012                    14,046.00                    13,528.43                    13,770.02
 6/30/2012                    14,067.00                    13,553.31                    13,775.41
 7/31/2012                    14,257.00                    13,855.48                    13,965.42
 8/31/2012                    14,321.00                    13,887.25                    13,974.54
 9/30/2012                    14,415.00                    13,917.63                    13,993.78
10/31/2012                    14,522.00                    14,014.97                    14,021.30
11/30/2012                    14,587.00                    14,036.05                    14,043.43
12/31/2012                    14,577.00                    14,005.51                    14,023.43
 1/31/2013                    14,578.00                    13,916.45                    13,925.35
 2/28/2013                    14,684.00                    14,012.73                    13,995.15
 3/31/2013                    14,727.00                    14,025.02                    14,006.33
 4/30/2013                    14,910.00                    14,276.76                    14,148.05
 5/31/2013                    14,696.00                    13,919.65                    13,895.62
 6/30/2013                    14,375.00                    13,534.34                    13,680.68
 7/31/2013                    14,441.00                    13,580.27                    13,699.38
 8/31/2013                    14,352.00                    13,463.27                    13,629.35
 9/30/2013                    14,473.00                    13,578.43                    13,758.38
10/31/2013                    14,629.00                    13,775.47                    13,869.62
11/30/2013                    14,614.00                    13,719.17                    13,817.69
12/31/2013                    14,551.00                    13,663.75                    13,739.60
 1/31/2014                    14,773.00                    13,993.83                    13,942.61
 2/28/2014                    14,884.00                    14,139.87                    14,016.74
 3/31/2014                    14,894.00                    14,176.11                    13,992.87
 4/30/2014                    15,042.00                    14,341.95                    14,110.95
 5/31/2014                    15,211.00                    14,544.07                    14,271.60
 6/30/2014                    15,260.00                    14,584.64                    14,278.98
 7/31/2014                    15,226.00                    14,575.67                    14,243.17
 8/31/2014                    15,371.00                    14,804.70                    14,400.40
 9/30/2014                    15,262.00                    14,617.13                    14,302.63
10/31/2014                    15,375.00                    14,778.36                    14,443.21
11/30/2014                    15,437.00                    14,907.78                    14,545.68
12/31/2014                    15,408.00                    14,974.19                    14,559.31
 1/31/2015                    15,693.00                    15,483.62                    14,864.59
 2/28/2015                    15,616.00                    15,197.63                    14,724.84
 3/31/2015                    15,659.00                    15,251.34                    14,793.19
 4/30/2015                    15,623.00                    15,133.03                    14,740.12
 5/31/2015                    15,595.00                    15,023.89                    14,704.61
 6/30/2015                    15,387.00                    14,778.29                    14,544.26
 7/31/2015                    15,447.00                    14,918.39                    14,645.38
 8/31/2015                    15,344.00                    14,798.45                    14,624.32
 9/30/2015                    15,386.00                    14,891.80                    14,723.24
10/31/2015                    15,443.00                    14,963.05                    14,725.75
11/30/2015                    15,378.00                    14,913.99                    14,686.82
12/31/2015                    15,236.00                    14,798.38                    14,639.38
 1/31/2016                    15,328.00                    14,931.37                    14,840.79
 2/29/2016                    15,408.00                    15,056.42                    14,946.09
 3/31/2016                    15,700.00                    15,379.41                    15,083.18
 4/30/2016                    15,913.00                    15,540.22                    15,141.12
 5/31/2016                    15,944.00                    15,554.39                    15,144.99
 6/30/2016                    16,296.00                    15,906.56                    15,417.12
 7/31/2016                    16,510.00                    16,125.68                    15,514.59
 8/31/2016                    16,559.00                    16,146.25                    15,496.88
 9/30/2016                    16,570.00                    16,107.60                    15,487.75
10/31/2016                    16,452.00                    15,938.27                    15,369.29
11/30/2016                    16,040.00                    15,514.00                    15,005.78
12/31/2016                    16,127.00                    15,579.17                    15,026.92
 1/31/2017                    16,212.00                    15,641.97                    15,056.42
 2/28/2017                    16,379.00                    15,797.64                    15,157.62
 3/31/2017                    16,377.00                    15,781.85                    15,149.63
 4/30/2017                    16,519.00                    15,926.06                    15,266.57
 5/31/2017                    16,688.00                    16,104.48                    15,384.04
 6/30/2017                    16,712.00                    16,162.07                    15,368.61
 7/31/2017                    16,824.00                    16,251.26                    15,434.76

                                   [END CHART]

                       Data from 7/31/07 through 7/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Shares to the following benchmarks:

o The unmanaged Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category.

o The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly into an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA INCOME FUND

================================================================================

USAA INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIINX)

--------------------------------------------------------------------------------
                                              7/31/17              7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $3.6 Billion          $3.1 Billion
Net Asset Value Per Share                     $13.19               $13.39

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                 SINCE INCEPTION 8/01/08
    1.97%                      3.46%                          5.58%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/17             EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                 2.96%                                      0.44%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                    o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                             USAA INCOME FUND             LIPPER CORPORATE
                              INSTITUTIONAL                 DEBT FUNDS
                                 SHARES                   A RATED AVERAGE
7/31/2010                         4.86%                         3.96%
7/31/2011                         4.23%                         3.53%
7/31/2012                         3.80%                         3.02%
7/31/2013                         3.75%                         2.83%
7/31/2014                         3.96%                         3.14%
7/31/2015                         3.74%                         2.73%
7/31/2016                         3.49%                         2.61%
7/31/2017                         3.43%                         2.65%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/17.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                              USAA                                              BLOOMBERG
                           INCOME FUND              LIPPER A RATED            BARCLAYS U.S.
                          INSTITUTIONAL               BOND FUNDS             AGGREGATE BOND
                             SHARES                     INDEX                     INDEX
 7/31/2008                 $10,000.00                $10,000.00                $10,000.00
 8/31/2008                  10,055.00                 10,028.22                 10,094.91
 9/30/2008                   9,773.00                  9,691.59                  9,959.32
10/31/2008                   9,238.00                  9,180.80                  9,724.23
11/30/2008                   9,237.00                  9,276.56                 10,040.76
12/31/2008                   9,428.00                  9,619.78                 10,415.37
 1/31/2009                   9,416.00                  9,593.33                 10,323.47
 2/28/2009                   9,412.00                  9,479.78                 10,284.50
 3/31/2009                   9,561.00                  9,592.54                 10,427.47
 4/30/2009                   9,784.00                  9,783.75                 10,477.33
 5/31/2009                  10,171.00                 10,046.35                 10,553.32
 6/30/2009                  10,361.00                 10,222.43                 10,613.35
 7/31/2009                  10,652.00                 10,530.67                 10,784.54
 8/31/2009                  10,900.00                 10,658.41                 10,896.20
 9/30/2009                  11,105.00                 10,921.56                 11,010.67
10/31/2009                  11,217.00                 11,010.12                 11,065.03
11/30/2009                  11,370.00                 11,140.26                 11,208.29
12/31/2009                  11,310.00                 11,036.39                 11,033.08
 1/31/2010                  11,531.00                 11,217.83                 11,201.62
 2/28/2010                  11,575.00                 11,250.28                 11,243.46
 3/31/2010                  11,625.00                 11,292.72                 11,229.63
 4/30/2010                  11,781.00                 11,456.83                 11,346.53
 5/31/2010                  11,786.00                 11,457.48                 11,442.01
 6/30/2010                  11,915.00                 11,647.11                 11,621.43
 7/31/2010                  12,066.00                 11,797.36                 11,745.42
 8/31/2010                  12,261.00                 12,005.17                 11,896.56
 9/30/2010                  12,347.00                 12,041.82                 11,909.23
10/31/2010                  12,426.00                 12,064.03                 11,951.64
11/30/2010                  12,366.00                 11,986.12                 11,882.95
12/31/2010                  12,261.00                 11,896.47                 11,754.80
 1/31/2011                  12,317.00                 11,909.62                 11,768.49
 2/28/2011                  12,377.00                 11,992.42                 11,797.92
 3/31/2011                  12,406.00                 11,996.78                 11,804.44
 4/30/2011                  12,556.00                 12,171.81                 11,954.29
 5/31/2011                  12,706.00                 12,322.75                 12,110.29
 6/30/2011                  12,669.00                 12,234.39                 12,074.84
 7/31/2011                  12,850.00                 12,448.30                 12,266.44
 8/31/2011                  12,945.00                 12,517.70                 12,445.65
 9/30/2011                  12,939.00                 12,582.71                 12,536.19
10/31/2011                  13,011.00                 12,689.80                 12,549.66
11/30/2011                  12,996.00                 12,586.63                 12,538.77
12/31/2011                  13,128.00                 12,759.76                 12,676.58
 1/31/2012                  13,281.00                 12,960.77                 12,787.89
 2/29/2012                  13,334.00                 13,014.29                 12,784.95
 3/31/2012                  13,315.00                 12,927.99                 12,714.90
 4/30/2012                  13,455.00                 13,090.77                 12,855.86
 5/31/2012                  13,543.00                 13,223.03                 12,972.19
 6/30/2012                  13,574.00                 13,247.35                 12,977.27
 7/31/2012                  13,748.00                 13,542.69                 13,156.27
 8/31/2012                  13,811.00                 13,573.75                 13,164.87
 9/30/2012                  13,902.00                 13,603.45                 13,182.99
10/31/2012                  14,009.00                 13,698.58                 13,208.92
11/30/2012                  14,073.00                 13,719.19                 13,229.76
12/31/2012                  14,075.00                 13,689.34                 13,210.92
 1/31/2013                  14,068.00                 13,602.29                 13,118.52
 2/28/2013                  14,172.00                 13,696.39                 13,184.28
 3/31/2013                  14,224.00                 13,708.41                 13,194.81
 4/30/2013                  14,392.00                 13,954.47                 13,328.32
 5/31/2013                  14,196.00                 13,605.42                 13,090.52
 6/30/2013                  13,877.00                 13,228.80                 12,888.02
 7/31/2013                  13,943.00                 13,273.70                 12,905.64
 8/31/2013                  13,858.00                 13,159.34                 12,839.68
 9/30/2013                  13,977.00                 13,271.90                 12,961.23
10/31/2013                  14,130.00                 13,464.49                 13,066.02
11/30/2013                  14,117.00                 13,409.46                 13,017.10
12/31/2013                  14,068.00                 13,355.30                 12,943.54
 1/31/2014                  14,273.00                 13,677.92                 13,134.78
 2/28/2014                  14,382.00                 13,820.66                 13,204.62
 3/31/2014                  14,393.00                 13,856.09                 13,182.13
 4/30/2014                  14,538.00                 14,018.19                 13,293.37
 5/31/2014                  14,701.00                 14,215.75                 13,444.71
 6/30/2014                  14,749.00                 14,255.40                 13,451.66
 7/31/2014                  14,729.00                 14,246.63                 13,417.93
 8/31/2014                  14,868.00                 14,470.49                 13,566.05
 9/30/2014                  14,763.00                 14,287.16                 13,473.94
10/31/2014                  14,862.00                 14,444.74                 13,606.38
11/30/2014                  14,934.00                 14,571.25                 13,702.91
12/31/2014                  14,907.00                 14,636.15                 13,715.75
 1/31/2015                  15,176.00                 15,134.08                 14,003.34
 2/28/2015                  15,103.00                 14,854.55                 13,871.69
 3/31/2015                  15,145.00                 14,907.04                 13,936.08
 4/30/2015                  15,121.00                 14,791.40                 13,886.08
 5/31/2015                  15,080.00                 14,684.73                 13,852.63
 6/30/2015                  14,891.00                 14,444.67                 13,701.57
 7/31/2015                  14,951.00                 14,581.61                 13,796.84
 8/31/2015                  14,840.00                 14,464.37                 13,776.99
 9/30/2015                  14,882.00                 14,555.62                 13,870.18
10/31/2015                  14,950.00                 14,625.26                 13,872.55
11/30/2015                  14,888.00                 14,577.32                 13,835.87
12/31/2015                  14,751.00                 14,464.31                 13,791.18
 1/31/2016                  14,828.00                 14,594.30                 13,980.92
 2/29/2016                  14,915.00                 14,716.52                 14,080.12
 3/31/2016                  15,199.00                 15,032.22                 14,209.27
 4/30/2016                  15,407.00                 15,189.41                 14,263.85
 5/31/2016                  15,433.00                 15,203.26                 14,267.50
 6/30/2016                  15,776.00                 15,547.47                 14,523.86
 7/31/2016                  15,981.00                 15,761.65                 14,615.68
 8/31/2016                  16,031.00                 15,781.75                 14,598.99
 9/30/2016                  16,042.00                 15,743.98                 14,590.40
10/31/2016                  15,928.00                 15,578.47                 14,478.80
11/30/2016                  15,531.00                 15,163.78                 14,136.35
12/31/2016                  15,615.00                 15,227.47                 14,156.26
 1/31/2017                  15,698.00                 15,288.86                 14,184.05
 2/28/2017                  15,861.00                 15,441.02                 14,279.39
 3/31/2017                  15,861.00                 15,425.57                 14,271.87
 4/30/2017                  16,010.00                 15,566.54                 14,382.03
 5/31/2017                  16,164.00                 15,740.93                 14,492.70
 6/30/2017                  16,187.00                 15,797.22                 14,478.16
 7/31/2017                  16,297.00                 15,884.39                 14,540.47

                                   [END CHART]

                       Data from 7/31/08 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UINCX)

--------------------------------------------------------------------------------
                                             7/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                               $130.9 Million        $171.5 Million
Net Asset Value Per Share                    $13.16               $13.36

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                 SINCE INCEPTION 8/01/10
    1.67%                      3.08%                           3.99%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/17             EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                2.79%                                       0.77%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

14  | USAA INCOME FUND

================================================================================

                      o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                       LIPPER CORPORATE
                         USAA INCOME FUND               DEBT FUNDS A
                          ADVISER SHARES                RATED AVERAGE
7/31/2012                       3.40%                        3.02%
7/31/2013                       3.31%                        2.83%
7/31/2014                       3.62%                        3.14%
7/31/2015                       3.46%                        2.73%
7/31/2016                       3.16%                        2.61%
7/31/2017                       3.14%                        2.65%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/12 through 7/31/17.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                    BLOOMBERG
                             LIPPER A                   USAA INCOME               BARCLAYS U.S.
                            RATED BOND                 FUND ADVISER              AGGREGATE BOND
                            FUNDS INDEX                   SHARES                      INDEX
 7/31/2010                  $10,000.00                  $10,000.00                 $10,000.00
 8/31/2010                   10,176.15                   10,162.00                  10,128.68
 9/30/2010                   10,207.22                   10,236.00                  10,139.47
10/31/2010                   10,226.04                   10,298.00                  10,175.57
11/30/2010                   10,160.00                   10,243.00                  10,117.09
12/31/2010                   10,084.01                   10,152.00                  10,007.99
 1/31/2011                   10,095.16                   10,187.00                  10,019.64
 2/28/2011                   10,165.35                   10,233.00                  10,044.70
 3/31/2011                   10,169.04                   10,261.00                  10,050.25
 4/30/2011                   10,317.40                   10,373.00                  10,177.83
 5/31/2011                   10,445.34                   10,494.00                  10,310.65
 6/30/2011                   10,370.45                   10,459.00                  10,280.46
 7/31/2011                   10,551.77                   10,605.00                  10,443.59
 8/31/2011                   10,610.59                   10,679.00                  10,596.17
 9/30/2011                   10,665.70                   10,670.00                  10,673.26
10/31/2011                   10,756.47                   10,726.00                  10,684.72
11/30/2011                   10,669.02                   10,710.00                  10,675.45
12/31/2011                   10,815.78                   10,815.00                  10,792.78
 1/31/2012                   10,986.16                   10,938.00                  10,887.55
 2/29/2012                   11,031.53                   10,978.00                  10,885.05
 3/31/2012                   10,958.38                   10,958.00                  10,825.41
 4/30/2012                   11,096.35                   11,071.00                  10,945.43
 5/31/2012                   11,208.47                   11,139.00                  11,044.46
 6/30/2012                   11,229.08                   11,161.00                  11,048.79
 7/31/2012                   11,479.42                   11,300.00                  11,201.19
 8/31/2012                   11,505.75                   11,348.00                  11,208.51
 9/30/2012                   11,530.92                   11,420.00                  11,223.94
10/31/2012                   11,611.57                   11,502.00                  11,246.01
11/30/2012                   11,629.03                   11,550.00                  11,263.76
12/31/2012                   11,603.73                   11,539.00                  11,247.72
 1/31/2013                   11,529.94                   11,538.00                  11,169.05
 2/28/2013                   11,609.71                   11,619.00                  11,225.03
 3/31/2013                   11,619.89                   11,650.00                  11,234.00
 4/30/2013                   11,828.47                   11,792.00                  11,347.67
 5/31/2013                   11,532.59                   11,619.00                  11,145.21
 6/30/2013                   11,213.36                   11,362.00                  10,972.81
 7/31/2013                   11,251.41                   11,412.00                  10,987.81
 8/31/2013                   11,154.47                   11,339.00                  10,931.64
 9/30/2013                   11,249.89                   11,433.00                  11,035.13
10/31/2013                   11,413.14                   11,554.00                  11,124.35
11/30/2013                   11,366.49                   11,540.00                  11,082.70
12/31/2013                   11,320.58                   11,486.00                  11,020.07
 1/31/2014                   11,594.05                   11,651.00                  11,182.90
 2/28/2014                   11,715.05                   11,746.00                  11,242.35
 3/31/2014                   11,745.08                   11,751.00                  11,223.21
 4/30/2014                   11,882.48                   11,857.00                  11,317.91
 5/31/2014                   12,049.94                   11,989.00                  11,446.77
 6/30/2014                   12,083.55                   12,025.00                  11,452.69
 7/31/2014                   12,076.11                   11,995.00                  11,423.96
 8/31/2014                   12,265.87                   12,108.00                  11,550.08
 9/30/2014                   12,110.47                   12,021.00                  11,471.65
10/31/2014                   12,244.04                   12,108.00                  11,584.41
11/30/2014                   12,351.28                   12,155.00                  11,666.59
12/31/2014                   12,406.29                   12,129.00                  11,677.53
 1/31/2015                   12,828.36                   12,351.00                  11,922.38
 2/28/2015                   12,591.42                   12,279.00                  11,810.29
 3/31/2015                   12,635.91                   12,320.00                  11,865.12
 4/30/2015                   12,537.89                   12,289.00                  11,822.55
 5/31/2015                   12,447.47                   12,255.00                  11,794.07
 6/30/2015                   12,243.99                   12,098.00                  11,665.46
 7/31/2015                   12,360.06                   12,143.00                  11,746.57
 8/31/2015                   12,260.69                   12,050.00                  11,729.67
 9/30/2015                   12,338.03                   12,090.00                  11,809.01
10/31/2015                   12,397.06                   12,133.00                  11,811.02
11/30/2015                   12,356.42                   12,080.00                  11,779.80
12/31/2015                   12,260.63                   11,965.00                  11,741.75
 1/31/2016                   12,370.81                   12,024.00                  11,903.29
 2/29/2016                   12,474.42                   12,094.00                  11,987.75
 3/31/2016                   12,742.02                   12,321.00                  12,097.71
 4/30/2016                   12,875.26                   12,486.00                  12,144.18
 5/31/2016                   12,887.00                   12,507.00                  12,147.29
 6/30/2016                   13,178.77                   12,771.00                  12,365.55
 7/31/2016                   13,360.31                   12,936.00                  12,443.73
 8/31/2016                   13,377.36                   12,981.00                  12,429.52
 9/30/2016                   13,345.34                   12,977.00                  12,422.20
10/31/2016                   13,205.04                   12,880.00                  12,327.19
11/30/2016                   12,853.53                   12,564.00                  12,035.63
12/31/2016                   12,907.52                   12,629.00                  12,052.58
 1/31/2017                   12,959.56                   12,694.00                  12,076.24
 2/28/2017                   13,088.53                   12,823.00                  12,157.41
 3/31/2017                   13,075.45                   12,810.00                  12,151.01
 4/30/2017                   13,194.93                   12,929.00                  12,244.80
 5/31/2017                   13,342.75                   13,059.00                  12,339.02
 6/30/2017                   13,390.47                   13,076.00                  12,326.64
 7/31/2017                   13,464.36                   13,152.00                  12,379.69

                                   [END CHART]

                       Data from 7/31/10 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

16  | USAA INCOME FUND

================================================================================

USAA INCOME FUND R6 SHARES (R6 SHARES)*
(Ticker Symbol: URIFX)

--------------------------------------------------------------------------------
                                                                    7/31/17
--------------------------------------------------------------------------------
Net Assets                                                       $5.1 Million
Net Asset Value Per Share                                           $13.19

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/17
--------------------------------------------------------------------------------
                          SINCE INCEPTION 12/01/16**
                                  5.22%

--------------------------------------------------------------------------------
                     30-DAY SEC YIELDS*** AS OF 7/31/17
--------------------------------------------------------------------------------
    UNSUBSIDIZED     2.96%                               SUBSIDIZED     3.00%

--------------------------------------------------------------------------------
                            EXPENSE RATIOS****
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT    0.43%                AFTER REIMBURSEMENT    0.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios are reported in the Fund's prospectus dated December 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the R6 Shares is lower than 0.39%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                      BLOOMBERG
                            USAA INCOME                  LIPPER A                   BARCLAYS U.S.
                               FUND                     RATED BOND                 AGGREGATE BOND
                             R6 SHARES                 FUNDS INDEX                      INDEX
 12/1/2016                  $10,000.00                  $10,000.00                   $10,000.00
12/31/2016                   10,086.00                   10,042.01                    10,014.09
 1/31/2017                   10,140.00                   10,082.49                    10,033.75
 2/28/2017                   10,245.00                   10,182.83                    10,101.19
 3/31/2017                   10,237.00                   10,172.65                    10,095.87
 4/30/2017                   10,336.00                   10,265.61                    10,173.79
 5/31/2017                   10,443.00                   10,380.61                    10,252.08
 6/30/2017                   10,451.00                   10,417.73                    10,241.79
 7/31/2017                   10,522.00                   10,475.22                    10,285.87

                                   [END CHART]

                       Data from 11/30/16 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund R6 Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

18  | USAA INCOME FUND

================================================================================

                         o PORTFOLIO RATINGS MIX - 7/31/17 o

                        [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                     20.3%
AA                                                                      12.0%
A                                                                       30.5%
BBB                                                                     29.4%
BELOW INVESTMENT-GRADE                                                   6.1%
UNRATED                                                                  1.7%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 24-61.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/17
                                (% of Net Assets)

                                       COUPON RATE %      MATURITY DATE      % OF NET ASSETS
                                       -----------------------------------------------------
U.S. Treasury Notes .....................  2.00             2/15/2025             1.1
U.S. Treasury
  Inflation-Indexed Notes ...............  2.38             1/15/2025             0.9
U.S. Treasury Bonds .....................  2.50             2/15/2045             0.9
U.S. Treasury Notes .....................  2.63            11/15/2020             0.8
U.S. Treasury Bonds .....................  2.50             2/15/2046             0.7
U.S. Treasury Notes .....................  3.63             2/15/2020             0.7
U.S. Treasury Notes .....................  1.63             2/15/2026             0.6
U.S. Treasury Notes .....................  3.50             5/15/2020             0.6
U.S. Treasury Bonds .....................  2.75             8/15/2042             0.5
U.S. Treasury Bonds .....................  3.88             8/15/2040             0.5

                        o ASSET ALLOCATION** - 7/31/17 o

CORPORATE OBLIGATIONS                                                     49.7%
EURODOLLAR AND YANKEE OBLIGATIONS                                         17.5%
U.S. TREASURY SECURITIES                                                  10.6%
MUNICIPAL BONDS                                                            7.9%
COMMERCIAL MORTGAGE SECURITIES                                             3.8%
U.S. GOVERNMENT AGENCY ISSUES                                              3.6%
ASSET-BACKED SECURITIES                                                    1.8%
PREFERRED STOCKS                                                           1.3%
COLLATERALIZED LOAN OBLIGATIONS                                            1.2%
MONEY MARKET INSTRUMENTS                                                   1.1%
COMMON STOCKS                                                              0.6%
FOREIGN GOVERNMENT OBLIGATIONS                                             0.4%

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

**Does not include short-term investments purchased with cash collateral from securities loaned. Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

20  | USAA INCOME FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                   FOR                   VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                    9,689,863,032                376,756,871
Robert L. Mason, Ph.D.                9,714,117,381                352,502,522
Jefferson C. Boyce                    9,717,710,105                348,909,798
Dawn M. Hawley                        9,714,577,808                352,042,095
Paul L. McNamara                      9,668,206,065                398,413,838
Richard Y. Newton III                 9,665,513,520                401,106,382
Barbara B. Ostdiek, Ph.D.             9,715,801,431                350,818,472
Michael F. Reimherr                   9,711,558,498                355,061,405

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  21

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:


                               DIVIDEND RECEIVED              QUALIFIED
                              DEDUCTION (CORPORATE             INTEREST
                                SHAREHOLDERS)(1)               INCOME
                              ------------------------------------------
                                    1.64%                   $232,069,000
                              ------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

22  | USAA INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                        /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  23

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              BONDS (96.5%)

              CORPORATE OBLIGATIONS (49.7%)

              CONSUMER DISCRETIONARY (2.6%)
              -----------------------------
              APPAREL RETAIL (0.2%)
$    10,000   L Brands, Inc.                                                5.63%          2/15/2022    $   10,525
      5,000   Mens Wearhouse, Inc.(a)                                       5.00           6/18/2021         4,758
                                                                                                        ----------
                                                                                                            15,283
                                                                                                        ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
      1,499   Hanesbrands, Inc. (a)                                         3.73           4/29/2022         1,515
                                                                                                        ----------
              AUTOMOBILE MANUFACTURERS (0.1%)
     10,000   Ford Motor Co.                                                4.35          12/08/2026        10,361
                                                                                                        ----------
              AUTOMOTIVE RETAIL (0.3%)
     15,048   Advance Auto Parts, Inc.                                      4.50          12/01/2023        16,089
      5,000   AutoZone, Inc.                                                3.75           6/01/2027         5,080
                                                                                                        ----------
                                                                                                            21,169
                                                                                                        ----------
              CABLE & SATELLITE (1.0%)
      5,000   CCO Holdings, LLC & CCO Holdings Capital Corp.(b)             5.75           2/15/2026         5,387
     20,000   Charter Communications Operating, LLC                         6.38          10/23/2035        23,464
      2,455   CSC Holdings, LLC(a)                                          3.48           7/17/2025         2,455
      3,000   CSC Holdings, LLC(b)                                          5.50           4/15/2027         3,203
     10,000   NBCUniversal Enterprise, Inc.(b)                              1.97           4/15/2019        10,048
     10,000   NBCUniversal Media, LLC                                       5.15           4/30/2020        10,905
      5,000   Sirius XM Radio, Inc.(b)                                      5.38           7/15/2026         5,253
     10,000   Time Warner Cable, Inc.                                       6.75           7/01/2018        10,441
                                                                                                        ----------
                                                                                                            71,156
                                                                                                        ----------
              CASINOS & GAMING (0.0%)
      3,000   International Game Technology(b)                              6.50           2/15/2025         3,326
                                                                                                        ----------
              DEPARTMENT STORES (0.1%)
      3,937   J.C. Penney Co., Inc.(a)                                      5.45           6/23/2023         3,922
                                                                                                        ----------
              HOME FURNISHINGS (0.0%)
      2,488   Serta Simmons Bedding, LLC(a)                                 4.77          11/08/2023         2,495
                                                                                                        ----------

================================================================================

24  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              HOMEBUILDING (0.2%)
$     5,000   Lennar Corp.                                                  4.50%         11/15/2019    $    5,205
      5,000   Lennar Corp.                                                  4.13           1/15/2022         5,166
      4,000   Lennar Corp.                                                  4.88          12/15/2023         4,265
                                                                                                        ----------
                                                                                                            14,636
                                                                                                        ----------
              HOTELS, RESORTS & CRUISE LINES (0.2%)
      5,000   Hilton Worldwide Finance, LLC(b)                              4.88           4/01/2027         5,225
      5,000   Hyatt Hotels Corp.                                            3.38           7/15/2023         5,122
      3,000   Royal Caribbean Cruises Ltd.                                  5.25          11/15/2022         3,339
                                                                                                        ----------
                                                                                                            13,686
                                                                                                        ----------
              HOUSEWARES & SPECIALTIES (0.1%)
      7,500   Newell Brands, Inc.                                           3.85           4/01/2023         7,964
                                                                                                        ----------
              INTERNET & DIRECT MARKETING RETAIL (0.1%)
      4,000   QVC, Inc.                                                     3.13           4/01/2019         4,057
                                                                                                        ----------
              MOVIES & ENTERTAINMENT (0.1%)
      1,105   Metropolitan Opera Association, Inc.                          1.79          10/01/2017         1,106
      2,235   Metropolitan Opera Association, Inc.                          2.14          10/01/2018         2,244
      2,285   Metropolitan Opera Association, Inc.                          2.39          10/01/2019         2,311
                                                                                                        ----------
                                                                                                             5,661
                                                                                                        ----------
              PUBLISHING (0.0%)
      3,465   McGraw-Hill Global Education
                Intermediate Holdings, LLC(a)                               5.23           5/04/2022         3,428
                                                                                                        ----------
              RESTAURANTS (0.1%)
      4,484   1011778 B.C. Unlimited Liability Co.(a)                       3.51           2/16/2024         4,488
                                                                                                        ----------
              SPECIALTY STORES (0.1%)
      7,591   Harbor Freight Tools USA, Inc.(a)                             4.48           8/18/2023         7,635
                                                                                                        ----------
              Total Consumer Discretionary                                                                 190,782
                                                                                                        ----------
              CONSUMER STAPLES (2.2%)

              AGRICULTURAL PRODUCTS (0.1%)
      4,000   Bunge Ltd. Finance Corp                                       8.50           6/15/2019         4,466
      2,000   Bunge Ltd. Finance Corp.                                      3.25           8/15/2026         1,937
                                                                                                        ----------
                                                                                                             6,403
                                                                                                        ----------
              DRUG RETAIL (0.4%)
      6,743   CVS Pass-Through Trust                                        6.04          12/10/2028         7,654
      4,089   CVS Pass-Through Trust(b)                                     7.51           1/10/2032         5,089
      4,280   CVS Pass-Through Trust(b)                                     5.93           1/10/2034         4,911
     10,000   Walgreens Boots Alliance, Inc.                                3.80          11/18/2024        10,437
                                                                                                        ----------
                                                                                                            28,091
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              FOOD RETAIL (0.1%)
$     1,985   Albertson's, LLC(a)                                           4.29%         12/21/2022    $    1,986
      4,122   Albertson's, LLC(a)                                           4.25           6/22/2023         4,124
                                                                                                        ----------
                                                                                                             6,110
                                                                                                        ----------
              HOUSEHOLD PRODUCTS (0.2%)
      4,900   Energizer Holdings, Inc.(a)                                   3.25           6/30/2022         4,940
     10,000   SC Johnson & Son, Inc.(b)                                     4.35           9/30/2044        10,591
                                                                                                        ----------
                                                                                                            15,531
                                                                                                        ----------
              HYPERMARKETS & SUPER CENTERS (0.2%)
     20,000   Costco Wholesale Corp.                                        1.70          12/15/2019        20,035
                                                                                                        ----------
              PACKAGED FOODS & MEAT (0.9%)
     10,000   Flowers Foods, Inc.                                           3.50          10/01/2026         9,954
     10,000   J.M. Smucker Co.                                              3.50          10/15/2021        10,453
      5,000   J.M. Smucker Co.                                              4.25           3/15/2035         5,258
      2,993   JBS USA, LLC(a)                                               3.80          10/30/2022         2,973
     10,000   Kraft Heinz Foods Co.                                         3.50           6/06/2022        10,410
     13,899   Kraft Heinz Foods Co.(b)                                      4.88           2/15/2025        14,973
     10,000   Kraft Heinz Foods Co.                                         3.95           7/15/2025        10,352
      3,500   Mead Johnson Nutrition Co.                                    4.13          11/15/2025         3,800
                                                                                                        ----------
                                                                                                            68,173
                                                                                                        ----------
              SOFT DRINKS (0.1%)
      5,000   PepsiCo, Inc.                                                 4.25          10/22/2044         5,291
                                                                                                        ----------
              TOBACCO (0.2%)
      5,000   Reynolds American, Inc.                                       2.30           8/21/2017         5,002
     10,000   Reynolds American, Inc.                                       4.00           6/12/2022        10,631
                                                                                                        ----------
                                                                                                            15,633
                                                                                                        ----------
              Total Consumer Staples                                                                       165,267
                                                                                                        ----------
              ENERGY (6.9%)
              -------------
              COAL & CONSUMABLE FUELS (0.1%)
      4,198   Peabody Energy Corp.(a)                                       5.73           3/31/2022         4,246
                                                                                                        ----------
              INTEGRATED OIL & GAS (0.5%)
     15,000   Chevron Corp.                                                 2.95           5/16/2026        15,052
     10,000   ConocoPhillips Co.                                            4.15          11/15/2034        10,250
     10,000   Occidental Petroleum Corp.                                    3.40           4/15/2026        10,249
      5,000   Occidental Petroleum Corp.                                    3.00           2/15/2027         4,942
                                                                                                        ----------
                                                                                                            40,493
                                                                                                        ----------
              OIL & GAS DRILLING (0.4%)
      3,000   Nabors Industries, Inc.                                       9.25           1/15/2019         3,270
      7,000   Nabors Industries, Inc.                                       4.63           9/15/2021         6,737

================================================================================

26  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$    10,000   Noble Holding International Ltd.(c)                           4.90%          8/01/2020    $    9,250
      5,000   Rowan Companies, Inc.                                         7.88           8/01/2019         5,356
      5,000   Rowan Companies, Inc.                                         4.88           6/01/2022         4,763
                                                                                                        ----------
                                                                                                            29,376
                                                                                                        ----------
              OIL & GAS EQUIPMENT & SERVICES (0.6%)
     20,000   Halliburton Co.                                               3.80          11/15/2025        20,674
     10,000   Schlumberger Holdings Corp.(b)                                4.00          12/21/2025        10,605
      5,000   Weatherford Bermuda                                           9.63           3/01/2019         5,425
      5,000   Weatherford Bermuda(c)                                        4.50           4/15/2022         4,625
                                                                                                        ----------
                                                                                                            41,329
                                                                                                        ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.0%)
      1,232   California Resources Corp.(b)                                 8.00          12/15/2022           790
      4,605   Chesapeake Energy Corp.(b)                                    8.00          12/15/2022         4,899
     10,000   ConocoPhillips Co.                                            4.95           3/15/2026        11,283
     15,000   EOG Resources, Inc.                                           3.90           4/01/2035        14,755
      4,000   EQT Corp.                                                     8.13           6/01/2019         4,413
      7,500   Hess Corp.                                                    4.30           4/01/2027         7,461
      6,730   Newfield Exploration Co.                                      5.63           7/01/2024         7,092
      5,000   Newfield Exploration Co.                                      5.38           1/01/2026         5,238
      5,000   QEP Resources, Inc.(c)                                        6.88           3/01/2021         5,262
     10,000   Southwestern Energy Co.(c)                                    5.80           1/23/2020        10,350
      2,000   Southwestern Energy Co.                                       6.70           1/23/2025         1,979
                                                                                                        ----------
                                                                                                            73,522
                                                                                                        ----------
              OIL & GAS REFINING & MARKETING (0.5%)
     14,000   EnLink Midstream Partners, LP                                 4.15           6/01/2025        14,056
      5,000   EnLink Midstream Partners, LP                                 4.85           7/15/2026         5,273
     10,000   Marathon Petroleum Corp.                                      4.75           9/15/2044         9,779
     10,000   Phillips 66                                                   4.65          11/15/2034        10,628
                                                                                                        ----------
                                                                                                            39,736
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (3.8%)
     15,000   Boardwalk Pipelines, LP                                       4.95          12/15/2024        16,025
     10,000   Boardwalk Pipelines, LP                                       4.45           7/15/2027        10,320
     10,000   Buckeye Partners, LP                                          2.65          11/15/2018        10,060
     10,000   Buckeye Partners, LP                                          5.60          10/15/2044        10,535
     15,000   Columbia Pipeline Group Co.                                   4.50           6/01/2025        16,117
     15,000   DCP Midstream, LLC(b)                                         5.85           5/21/2043        14,062
      9,307   Enable Oklahoma Intrastate Transmission, LLC(b)               6.25           3/15/2020        10,021
      4,000   Enbridge Energy Partners, LP                                  8.05(d)       10/01/2077         4,010
      3,000   Energy Transfer Partners, LP                                  9.00           4/15/2019         3,333
      7,000   Energy Transfer Partners, LP                                  5.20           2/01/2022         7,606
      5,000   Energy Transfer Partners, LP                                  4.75           1/15/2026         5,254

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$    17,010   Energy Transfer Partners, LP                                  4.19%(d)      11/01/2066    $   14,969
      5,000   Enterprise Products Operating, LLC                            3.90           2/15/2024         5,235
      9,250   Enterprise Products Operating, LLC                            7.03(d)        1/15/2068         9,481
      6,437   EQT Midstream Partners, LP                                    4.00           8/01/2024         6,552
     11,000   EQT Midstream Partners, LP                                    4.13          12/01/2026        11,173
     10,000   Florida Gas Transmission Co.(b)                               5.45           7/15/2020        10,843
      7,500   MPLX, LP                                                      4.00           2/15/2025         7,624
      5,000   NGPL PipeCo, LLC(b)                                           7.12          12/15/2017         5,100
      6,067   Northwest Pipeline, LLC(b)                                    4.00           4/01/2027         6,212
      5,000   ONEOK Partners, LP                                            8.63           3/01/2019         5,485
     10,000   ONEOK Partners, LP                                            4.90           3/15/2025        10,778
      5,000   ONEOK, Inc.                                                   4.25           2/01/2022         5,247
      3,000   Plains All American Pipeline, LP                              8.75           5/01/2019         3,328
      3,000   Plains All American Pipeline, LP                              3.85          10/15/2023         3,058
      5,000   Questar Pipeline Co.                                          5.83           2/01/2018         5,098
      7,000   Regency Energy Partners                                       4.50          11/01/2023         7,356
      7,000   Sabine Pass Liquefaction, LLC                                 5.63           2/01/2021         7,643
      5,000   Spectra Energy Partners, LP                                   3.38          10/15/2026         4,975
     10,000   TC PipeLines, LP                                              4.65           6/15/2021        10,619
      3,000   Transcontinental Gas Pipe Line Co., LLC                       7.85           2/01/2026         3,906
     10,000   Western Gas Partners, LP                                      5.38           6/01/2021        10,762
      6,250   Western Gas Partners, LP                                      4.65           7/01/2026         6,551
     15,000   Williams Companies, Inc.                                      4.55           6/24/2024        15,619
                                                                                                        ----------
                                                                                                           284,957
                                                                                                        ----------
              Total Energy                                                                                 513,659
                                                                                                        ----------
              FINANCIALS (14.3%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
     10,000   Ares Capital Corp.                                            4.88          11/30/2018        10,361
     10,000   Bank of New York Mellon                                       1.30           1/25/2018         9,996
      5,000   Main Street Capital Corp.                                     4.50          12/01/2019         5,052
     10,000   Prospect Capital Corp.                                        5.00           7/15/2019        10,275
     15,000   State Street Corp.                                            2.25(d)        6/01/2077        13,922
                                                                                                        ----------
                                                                                                            49,606
                                                                                                        ----------
              CONSUMER FINANCE (0.7%)
      5,000   Capital One Bank USA, N.A.                                    3.38           2/15/2023         5,081
     20,000   Capital One Financial Corp.(e)                                4.75           7/15/2021        21,695
     10,000   Capital One Financial Corp.                                   3.75           4/24/2024        10,316
     15,000   Capital One Financial Corp.                                   3.75           3/09/2027        15,112
                                                                                                        ----------
                                                                                                            52,204
                                                                                                        ----------
              DIVERSIFIED BANKS (1.9%)
      3,000   Bank of America Corp.                                         8.00                   -(f)      3,086
      9,000   Bank of America Corp.                                         4.00           4/01/2024         9,514

================================================================================

28  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$    10,000   Bank of America Corp.                                         4.20%          8/26/2024    $   10,469
      5,000   Bank of America Corp.                                         3.95           4/21/2025         5,126
      8,000   Bank of America Corp.                                         3.71           4/24/2028         8,102
     20,000   Citigroup, Inc.(e)                                            4.40           6/10/2025        20,994
      5,000   Citigroup, Inc.                                               4.45           9/29/2027         5,268
     10,000   Citigroup, Inc.                                               3.67           7/24/2028        10,059
     20,000   JPMorgan Chase & Co.                                          2.95          10/01/2026        19,560
      5,000   JPMorgan Chase & Co.                                          4.25          10/01/2027         5,292
      2,610   JPMorgan Chase Bank, N.A.                                     6.00          10/01/2017         2,629
      5,000   U.S. Bancorp                                                  3.10           4/27/2026         4,981
     16,800   USB Realty Corp.(b)                                           2.45(d)                -(f)     14,952
     20,000   Wells Fargo & Co.                                             3.00          10/23/2026        19,633
                                                                                                        ----------
                                                                                                           139,665
                                                                                                        ----------
              FINANCIAL EXCHANGES & DATA (0.1%)
     10,000   S&P Global, Inc.                                              4.00           6/15/2025        10,567
                                                                                                        ----------
              INVESTMENT BANKING & BROKERAGE (0.1%)
     10,000   Morgan Stanley                                                4.88          11/01/2022        10,896
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (2.2%)
     20,000   Athene Global Funding(b)                                      3.00           7/01/2022        19,935
     10,000   Forethought Financial Group(b)                                8.63           4/15/2021        11,525
     10,000   Jackson National Life Global Funding(b)                       2.50           6/27/2022         9,959
     20,000   Jackson National Life Global Funding(b)                       3.25           1/30/2024        20,428
     10,000   Lincoln National Corp.                                        4.20           3/15/2022        10,675
     15,000   Lincoln National Corp.                                        3.54(d)        5/17/2066        14,138
     10,000   MetLife, Inc.                                                 4.13           8/13/2042        10,280
      4,000   Ohio National Financial Services, Inc.(b)                     6.38           4/30/2020         4,395
      5,000   Ohio National Financial Services, Inc.(b)                     6.63           5/01/2031         6,302
     10,000   Primerica, Inc.                                               4.75           7/15/2022        10,852
     10,000   Prudential Financial, Inc.                                    5.63           6/15/2043        10,963
     17,050   StanCorp Financial Group, Inc.                                5.00           8/15/2022        18,519
      6,625   StanCorp Financial Group, Inc.                                3.71(d)        6/01/2067         6,161
      5,000   TIAA Asset Management Finance Co., LLC(b)                     4.13          11/01/2024         5,274
                                                                                                        ----------
                                                                                                           159,406
                                                                                                        ----------
              MULTI-LINE INSURANCE (1.6%)
     10,000   American International Group, Inc.                            3.88           1/15/2035         9,830
     11,500   Genworth Holdings, Inc.                                       3.18(d)       11/15/2066         4,341
     14,000   Hartford Financial Services Group, Inc.(b)                    3.31(d)        2/12/2067        13,694
     25,500   Kemper Corp.                                                  4.35           2/15/2025        25,900
     10,000   Loews Corp.                                                   2.63           5/15/2023         9,984
      5,000   Loews Corp.                                                   3.75           4/01/2026         5,212
     10,000   MassMutual Global Funding(b)                                  2.75           6/22/2024         9,991

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$    10,000   MassMutual Global Funding II(b)                               3.60%          4/09/2024    $   10,455
     29,505   Nationwide Mutual Insurance Co.(b)                            3.54(d)       12/15/2024        29,549
                                                                                                        ----------
                                                                                                           118,956
                                                                                                        ----------
              MULTI-SECTOR HOLDINGS (0.1%)
     10,000   Berkshire Hathaway Finance Corp.                              1.30           5/15/2018         9,995
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (1.2%)
      5,000   Allstate Corp.                                                5.75           8/15/2053         5,519
     10,000   AmTrust Financial Services, Inc.                              6.13           8/15/2023        10,016
     18,050   Chubb Corp.                                                   3.55(d)        3/29/2067        18,039
     15,000   Chubb INA Holdings, Inc.                                      3.35           5/15/2024        15,574
      7,500   Mercury General Corp.                                         4.40           3/15/2027         7,621
     19,300   Oil Insurance Ltd.(b)                                         4.28(d)                -(f)     17,659
      6,000   Old Republic International Corp.                              3.88           8/26/2026         6,032
     10,000   ProAssurance Corp.                                            5.30          11/15/2023        11,011
                                                                                                        ----------
                                                                                                            91,471
                                                                                                        ----------
              REGIONAL BANKS (4.9%)
      5,000   AmSouth Bancorp.                                              6.75          11/01/2025         5,873
     15,000   Banc of California, Inc.                                      5.25           4/15/2025        15,222
      5,000   Bank of the Ozarks, Inc.                                      5.50           7/01/2026         5,248
      5,000   BankUnited, Inc.                                              4.88          11/17/2025         5,229
     10,000   Citizens Bank, N.A.                                           2.45          12/04/2019        10,095
     15,000   Citizens Financial Group, Inc.(b)                             4.15           9/28/2022        15,702
      5,500   Citizens Financial Group, Inc.                                3.75           7/01/2024         5,526
      8,000   CoBiz Financial, Inc.                                         5.63           6/25/2030         8,880
     20,000   Compass Bank                                                  3.88           4/10/2025        20,068
      3,500   Cullen/Frost Bankers, Inc.                                    4.50           3/17/2027         3,627
     10,000   Cullen/Frost Capital Trust II                                 2.75(d)        3/01/2034         8,729
     10,000   Eagle Bancorp, Inc.                                           5.00           8/01/2026        10,270
      5,000   Fifth Third Bancorp                                           2.30           3/01/2019         5,045
     10,000   Fifth Third Bank                                              3.85           3/15/2026        10,371
      3,500   First Maryland Capital Trust I                                2.30(d)        1/15/2027         3,294
     10,000   First Niagara Financial Group, Inc.                           7.25          12/15/2021        11,859
     10,000   First Republic Bank                                           2.38           6/17/2019        10,071
     10,000   FirstMerit Bank, N.A.                                         4.27          11/25/2026        10,391
      3,250   Fulton Financial Corp.                                        3.60           3/16/2022         3,278
     10,000   Fulton Financial Corp.                                        4.50          11/15/2024        10,486
      5,000   Hilltop Holdings, Inc.                                        5.00           4/15/2025         5,137
      5,000   Home Bancshares, Inc.                                         5.63           4/15/2027         5,244
     10,000   Huntington Bancshares, Inc.                                   4.35           2/04/2023        10,517
     20,000   Key Bank, N.A.                                                3.40           5/20/2026        19,867
      5,000   LegacyTexas Financial Group                                   5.50          12/01/2025         5,075
     20,000   MUFG Americas Holdings Corp.                                  3.00           2/10/2025        19,767

================================================================================

30  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$    10,000   MUFG Union Bank, N.A.                                         2.25%          5/06/2019   $    10,052
     22,685   People's United Financial, Inc.                               3.65          12/06/2022        23,360
      7,000   PNC Bank, N.A.                                                4.20          11/01/2025         7,537
     10,000   PNC Financial Services                                        2.85          11/09/2022        10,166
      5,000   PNC Financial Services                                        3.15           5/19/2027         5,014
     10,000   Santander Holdings USA, Inc.                                  2.65           4/17/2020        10,044
      5,818   Santander Holdings USA, Inc.(b)                               4.40           7/13/2027         5,939
      5,000   Sterling National Bank                                        5.25           4/01/2026         5,081
      6,021   Susquehanna Bancshares, Inc.                                  5.38           8/15/2022         6,736
     10,000   TCF National Bank                                             6.25           6/08/2022        11,048
      4,062   Townebank/Portsmouth VA                                       4.50           7/30/2027         4,123
     10,000   Union Bankshares Corp.                                        5.00          12/15/2026        10,435
      5,000   Webster Financial Corp.                                       4.38           2/15/2024         4,986
                                                                                                        ----------
                                                                                                           359,392
                                                                                                        ----------
              REINSURANCE (0.2%)
     10,000   Alterra Finance, LLC                                          6.25           9/30/2020        11,148
                                                                                                        ----------
              SPECIALIZED FINANCE (0.2%)
     15,000   National Rural Utilities Cooperative Finance Corp.            4.75           4/30/2043        15,561
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (0.4%)
      5,000   Astoria Financial Corp.                                       3.50           6/08/2020         5,050
     10,000   Flagstar Bancorp, Inc.                                        6.13           7/15/2021        10,699
     10,000   TIAA FSB Holdings, Inc.                                       5.75           7/02/2025        11,107
                                                                                                        ----------
                                                                                                            26,856
                                                                                                        ----------
              Total Financials                                                                           1,055,723
                                                                                                        ----------
              HEALTH CARE (2.7%)
              ------------------
              BIOTECHNOLOGY (0.6%)
      5,000   AbbVie, Inc.                                                  3.20          11/06/2022         5,157
     10,000   AbbVie, Inc.                                                  3.60           5/14/2025        10,323
     15,000   Baxalta, Inc.                                                 4.00           6/23/2025        15,811
     10,000   Gilead Sciences, Inc.                                         3.65           3/01/2026        10,437
                                                                                                        ----------
                                                                                                            41,728
                                                                                                        ----------
              HEALTH CARE EQUIPMENT (0.6%)
     10,000   Becton Dickinson & Co.                                        3.70           6/06/2027        10,162
     10,000   Covidien International Finance S.A.                           2.95           6/15/2023        10,098
     10,000   CR Bard, Inc.                                                 3.00           5/15/2026        10,098
     10,000   Medtronic, Inc.                                               4.38           3/15/2035        11,097
      2,000   Teleflex, Inc.                                                4.88           6/01/2026         2,070
                                                                                                        ----------
                                                                                                            43,525
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              HEALTH CARE FACILITIES (0.6%)
$     5,000   HCA, Inc.                                                     5.00%          3/15/2024    $    5,320
     15,000   HCA, Inc.                                                     5.25           4/15/2025        16,312
      2,500   HCA, Inc.                                                     4.50           2/15/2027         2,563
     10,000   Premier Health Partners                                       2.91          11/15/2026         9,500
      8,500   SSM Health Care                                               3.82           6/01/2027         8,799
      2,000   Tenet Healthcare Corp.                                        4.50           4/01/2021         2,045
      1,000   Vanderbilt University Medical Center                          4.17           7/01/2037         1,025
                                                                                                        ----------
                                                                                                            45,564
                                                                                                        ----------
              HEALTH CARE SERVICES (0.2%)
     15,000   Express Scripts Holding Co.                                   3.40           3/01/2027        14,776
                                                                                                        ----------
              MANAGED HEALTH CARE (0.1%)
      5,000   UnitedHealth Group, Inc.                                      3.10           3/15/2026         5,062
                                                                                                        ----------
              PHARMACEUTICALS (0.6%)
     15,000   Allergan Funding SCS                                          3.80           3/15/2025        15,618
     20,000   Mallinckrodt International Finance S.A.                       4.75           4/15/2023        17,800
      5,000   Mylan N.V.                                                    3.75          12/15/2020         5,219
      5,000   Mylan N.V.                                                    3.95           6/15/2026         5,109
      5,000   Valeant Pharmaceuticals International, Inc.(b)                6.75           8/15/2021         4,750
                                                                                                        ----------
                                                                                                            48,496
                                                                                                        ----------
              Total Health Care                                                                            199,151
                                                                                                        ----------
              INDUSTRIALS (5.5%)
              AEROSPACE & DEFENSE (0.5%)
     15,000   Arconic, Inc.                                                 5.13          10/01/2024        16,031
     10,000   Lockheed Martin Corp.                                         3.60           3/01/2035         9,878
     10,000   Raytheon Co.                                                  4.20          12/15/2044        10,731
                                                                                                        ----------
                                                                                                            36,640
                                                                                                        ----------
              AIR FREIGHT & LOGISTICS (0.1%)
     10,000   FedEx Corp.                                                   3.90           2/01/2035        10,117
                                                                                                        ----------
              AIRLINES (1.8%)
      4,216   American Airlines, Inc. Pass-Through Trust(b)                 7.00           7/31/2019         4,337
      8,578   American Airlines, Inc. Pass-Through Trust                    3.70           4/01/2028         8,860
      9,527   American Airlines, Inc. Pass-Through Trust                    4.00           3/22/2029         9,980
      5,000   American Airlines, Inc. Pass-Through Trust                    4.00           8/15/2030         5,231
     10,000   American Airlines, Inc. Pass-Through Trust(g)                 3.60           4/15/2031        10,000
        201   Continental Airlines, Inc. Pass-Through Trust                 7.88           1/02/2020           205
      2,041   Continental Airlines, Inc. Pass-Through Trust                 5.50           4/29/2022         2,133
      8,031   Continental Airlines, Inc. Pass-Through Trust                 4.15          10/11/2025         8,473
      4,112   Continental Airlines, Inc. Pass-Through Trust                 4.00           4/29/2026         4,322
      8,230   Delta Air Lines Pass-Through Trust                            3.88           1/30/2029         8,457

================================================================================

32  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$    14,079   Hawaiian Airlines, Inc. Pass-Through Trust                    3.90%          7/15/2027    $   14,577
     13,946   Spirit Airlines, Inc. Pass-Through Trust                      4.10          10/01/2029        14,731
      7,000   United Airlines, Inc. Pass-Through Trust                      3.70           6/01/2024         7,210
      4,386   United Airlines, Inc. Pass-Through Trust                      4.30           2/15/2027         4,660
     18,276   United Airlines, Inc. Pass-Through Trust                      3.75           3/03/2028        18,870
      3,063   US Airways Group, Inc. Pass-Through Trust                     6.25          10/22/2024         3,419
      8,055   US Airways Group, Inc. Pass-Through Trust                     3.95           5/15/2027         8,438
                                                                                                        ----------
                                                                                                           133,903
                                                                                                        ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
     10,000   Caterpillar Financial Services Corp.                          1.25          11/06/2017         9,995
      4,900   Terex Corp.(a)                                                3.73           1/31/2024         4,926
     10,000   Wabtec Corp.(b)                                               3.45          11/15/2026         9,899
                                                                                                        ----------
                                                                                                            24,820
                                                                                                        ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
     15,000   Eaton Corp.                                                   2.75          11/02/2022        15,206
     10,000   Hubbell, Inc.                                                 3.35           3/01/2026        10,133
                                                                                                        ----------
                                                                                                            25,339
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (0.3%)
     15,000   General Electric Capital Corp./LJ VP Holdings, LLC(b)         3.80           6/18/2019        15,600
      5,921   General Electric Co.                                          5.00                   -(f)      6,250
                                                                                                        ----------
                                                                                                            21,850
                                                                                                        ----------
              INDUSTRIAL MACHINERY (0.5%)
     10,000   CNH Industrial Capital, LLC                                   3.88           7/16/2018        10,154
      6,500   CNH Industrial Capital, LLC                                   3.38           7/15/2019         6,614
      5,000   Hillenbrand, Inc.                                             5.50           7/15/2020         5,328
      1,500   Ingersoll-Rand Co.                                            9.00           8/15/2021         1,810
     10,000   Snap On, Inc.                                                 3.25           3/01/2027        10,197
      5,000   Stanley Black & Decker, Inc.                                  5.75          12/15/2053         5,272
                                                                                                        ----------
                                                                                                            39,375
                                                                                                        ----------
              RAILROADS (1.0%)
      8,000   Burlington Northern Santa Fe, LLC                             3.75           4/01/2024         8,530
     10,000   Burlington Northern Santa Fe, LLC                             3.65           9/01/2025        10,578
      7,000   Burlington Northern Santa Fe, LLC                             3.90           8/01/2046         7,150
      7,000   Kansas City Southern Co.                                      3.13           6/01/2026         6,767
      5,000   TTX Co.(b)                                                    4.15           1/15/2024         5,237
     10,000   TTX Co.(b)                                                    3.60           1/15/2025        10,119
      5,000   Union Pacific Corp.                                           7.88           1/15/2019         5,430
     10,000   Union Pacific Corp.                                           3.38           2/01/2035         9,880
     10,000   Union Pacific Corp.                                           4.25           4/15/2043        10,501
                                                                                                        ----------
                                                                                                            74,192
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              TRADING COMPANIES & DISTRIBUTORS (0.4%)
$    10,000   Air Lease Corp.                                               3.63%          4/01/2027    $   10,049
     10,000   ILFC E-Capital Trust I(b)                                     4.34(d)       12/21/2065         9,569
      5,000   International Lease Finance Corp.(b)                          7.13           9/01/2018         5,280
      4,000   United Rentals North America, Inc.                            6.13           6/15/2023         4,195
                                                                                                        ----------
                                                                                                            29,093
                                                                                                        ----------
              TRUCKING (0.2%)
      5,000   J.B. Hunt Transport Services, Inc.                            3.85           3/15/2024         5,175
      5,000   Ryder System, Inc.                                            3.45          11/15/2021         5,209
                                                                                                        ----------
                                                                                                            10,384
                                                                                                        ----------
              Total Industrials                                                                            405,713
                                                                                                        ----------
              INFORMATION TECHNOLOGY (2.2%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
      5,932   Solera, LLC(a)                                                4.51           3/03/2023         5,980
                                                                                                        ----------
              COMMUNICATIONS EQUIPMENT (0.2%)
      5,000   Cisco Systems, Inc.                                           2.90           3/04/2021         5,162
     10,000   Cisco Systems, Inc.                                           2.60           2/28/2023        10,091
                                                                                                        ----------
                                                                                                            15,253
                                                                                                        ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
      5,000   Total System Services, Inc.                                   4.80           4/01/2026         5,495
                                                                                                        ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      2,604   Keysight Technologies, Inc.                                   4.60           4/06/2027         2,765
                                                                                                        ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
     10,000   Molex Electronic Technologies, LLC(b)                         3.90           4/15/2025        10,236
                                                                                                        ----------
              HOME ENTERTAINMENT SOFTWARE (0.1%)
      7,500   Activision Blizzard                                           3.40           9/15/2026         7,570
                                                                                                        ----------
              INTERNET SOFTWARE & SERVICES (0.1%)
      4,250   Verisign, Inc.                                                5.25           4/01/2025         4,547
                                                                                                        ----------
              IT CONSULTING & OTHER SERVICES (0.1%)
      5,000   IBM Corp.                                                     7.63          10/15/2018         5,356
                                                                                                        ----------
              SEMICONDUCTOR EQUIPMENT (0.3%)
     10,000   Applied Materials, Inc.                                       3.30           4/01/2027        10,228
     10,000   Applied Materials, Inc.                                       5.10          10/01/2035        11,763
                                                                                                        ----------
                                                                                                            21,991
                                                                                                        ----------
              SEMICONDUCTORS (0.4%)
      5,000   Analog Devices, Inc.                                          4.50          12/05/2036         5,178
      5,000   Broadcom Ltd. / Broadcom Cayman, LP(b)                        3.63           1/15/2024         5,153

================================================================================

34  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     7,000   QUALCOMM, Inc.                                                3.25%          5/20/2027    $    7,059
     10,000   QUALCOMM, Inc.                                                4.65           5/20/2035        11,036
                                                                                                        ----------
                                                                                                            28,426
                                                                                                        ----------
              SYSTEMS SOFTWARE (0.5%)
     10,000   Microsoft Corp.                                               3.30           2/06/2027        10,353
     20,000   Microsoft Corp.                                               4.20          11/03/2035        21,929
     10,000   Microsoft Corp.                                               3.45           8/08/2036        10,031
                                                                                                        ----------
                                                                                                            42,313
                                                                                                        ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.2%)
      7,500   Dell International, LLC / EMC Corp.(b)                        4.42           6/15/2021         7,922
      2,500   Dell International, LLC / EMC Corp.(b)                        5.88           6/15/2021         2,628
      3,000   Western Digital Corp.                                         7.38           4/01/2023         3,300
                                                                                                        ----------
                                                                                                            13,850
                                                                                                        ----------
              Total Information Technology                                                                 163,782
                                                                                                        ----------
              MATERIALS (2.2%)
              ----------------
              COMMODITY CHEMICALS (0.3%)
     10,000   Chevron Phillips Chemical Co.(b)                              3.40          12/01/2026        10,226
      1,925   LYB International Finance II B.V.                             3.50           3/02/2027         1,932
     10,000   Westlake Chemical Corp.                                       3.60           8/15/2026        10,068
                                                                                                        ----------
                                                                                                            22,226
                                                                                                        ----------
              CONSTRUCTION MATERIALS (0.1%)
      3,000   Eagle Materials, Inc.                                         4.50           8/01/2026         3,150
                                                                                                        ----------
              DIVERSIFIED CHEMICALS (0.5%)
      7,500   CF Industries, Inc.(b)                                        4.50          12/01/2026         7,808
     20,000   Dow Chemical Co.                                              4.25          10/01/2034        20,713
     10,000   E.I. du Pont de Nemours & Co.                                 2.80           2/15/2023        10,162
                                                                                                        ----------
                                                                                                            38,683
                                                                                                        ----------
              DIVERSIFIED METALS & MINING (0.1%)
      5,000   Freeport-McMoRan, Inc.                                        3.10           3/15/2020         4,987
      5,000   Freeport-McMoRan, Inc.                                        4.00          11/14/2021         5,019
                                                                                                        ----------
                                                                                                            10,006
                                                                                                        ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
      5,000   Monsanto Co.                                                  3.38           7/15/2024         5,109
      5,000   Monsanto Co.                                                  3.95           4/15/2045         4,815
                                                                                                        ----------
                                                                                                             9,924
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              METAL & GLASS CONTAINERS (0.3%)
$     3,000   Ball Corp.                                                    5.00%          3/15/2022    $    3,240
      5,000   Ball Corp.                                                    5.25           7/01/2025         5,519
      5,000   Crown Americas, LLC/Crown Americas Capital Corp.(b)           4.25           9/30/2026         5,050
      8,762   Reynolds Group Holdings, Inc.(a)                              4.23           2/05/2023         8,810
                                                                                                        ----------
                                                                                                            22,619
                                                                                                        ----------
              PAPER PACKAGING (0.4%)
      2,000   Graphic Packaging International, Inc.                         4.13           8/15/2024         2,075
      5,000   International Paper Co.                                       3.80           1/15/2026         5,183
      7,500   International Paper Co.                                       3.00           2/15/2027         7,311
      4,750   Klockner-Pentaplast of America, Inc.(a)                       5.55           6/30/2022         4,775
      5,000   Sealed Air Corp.(b)                                           6.88           7/15/2033         5,819
                                                                                                        ----------
                                                                                                            25,163
                                                                                                        ----------
              SPECIALTY CHEMICALS (0.0%)
      2,900   Sherwin-Williams Co.                                          3.45           6/01/2027         2,953
                                                                                                        ----------
              STEEL (0.4%)
      5,000   Allegheny Ludlum Corp.                                        6.95          12/15/2025         4,925
      5,000   Allegheny Technologies, Inc.                                  9.38           6/01/2019         5,425
     10,000   Allegheny Technologies, Inc.                                  5.95           1/15/2021        10,200
      8,890   Worthington Industries                                        4.30           8/01/2032         8,990
                                                                                                        ----------
                                                                                                            29,540
                                                                                                        ----------
              Total Materials                                                                              164,264
                                                                                                        ----------
              REAL ESTATE (2.9%)
              ------------------
              REITs - DIVERSIFIED (0.4%)
      6,000   Spirit Realty, LP                                             4.45           9/15/2026         5,796
     10,000   VEREIT Operating Partnership, LP                              3.00           2/06/2019        10,114
     15,000   Washington REIT                                               3.95          10/15/2022        15,308
                                                                                                        ----------
                                                                                                            31,218
                                                                                                        ----------
              REITs - HEALTH CARE (0.4%)
      4,000   Care Capital Properties, LP                                   5.13           8/15/2026         4,086
      4,901   MPT Operating Partnership, LP / MPT Finance Corp.             5.25           8/01/2026         5,146
      7,500   Physicians Realty, LP                                         4.30           3/15/2027         7,664
     10,000   Welltower, Inc.                                               6.13           4/15/2020        11,037
                                                                                                        ----------
                                                                                                            27,933
                                                                                                        ----------
              REITs - HOTEL & RESORT (0.1%)
      5,000   Hospitality Property Trust                                    4.95           2/15/2027         5,248
                                                                                                        ----------
              REITs - OFFICE (0.6%)
      5,000   Alexandria Real Estate Equities, Inc.                         4.60           4/01/2022         5,361
      5,000   Alexandria Real Estate Equities, Inc.                         4.50           7/30/2029         5,335

================================================================================

36  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     8,034   Boston Properties, LP                                         3.70%         11/15/2018    $    8,203
     10,000   Boston Properties, LP                                         5.88          10/15/2019        10,757
     10,000   Boston Properties, LP                                         3.85           2/01/2023        10,616
      7,500   Columbia Property Trust Operating Partnership, LP             3.65           8/15/2026         7,343
                                                                                                        ----------
                                                                                                            47,615
                                                                                                        ----------
              REITs - RESIDENTIAL (0.4%)
      5,000   AvalonBay Communities, Inc.                                   3.63          10/01/2020         5,213
      5,000   AvalonBay Communities, Inc.                                   3.45           6/01/2025         5,129
      9,000   ERP Operating, LP                                             2.85          11/01/2026         8,759
      7,000   UDR, Inc.                                                     4.63           1/10/2022         7,499
                                                                                                        ----------
                                                                                                            26,600
                                                                                                        ----------
              REITs - RETAIL (0.7%)
      3,000   Federal Realty Investment Trust                               5.90           4/01/2020         3,289
      7,000   Federal Realty Investment Trust                               3.00           8/01/2022         7,084
     10,000   Federal Realty Investment Trust                               2.75           6/01/2023         9,880
      1,852   Federal Realty Investment Trust                               3.25           7/15/2027         1,831
      5,000   National Retail Properties, Inc.                              4.00          11/15/2025         5,147
      5,000   Realty Income Corp.                                           4.13          10/15/2026         5,208
      6,000   Realty Income Corp.                                           3.00           1/15/2027         5,731
     10,000   Simon Property Group, LP                                      4.13          12/01/2021        10,707
                                                                                                        ----------
                                                                                                            48,877
                                                                                                        ----------
              REITs - SPECIALIZED (0.3%)
      4,410   Communications Sales & Leasing, Inc.(a)                       4.23          10/24/2022         4,425
     10,000   Crown Castle International Corp.                              5.25           1/15/2023        11,194
      4,000   EPR Properties                                                7.75           7/15/2020         4,562
      5,000   EPR Properties                                                4.75          12/15/2026         5,181
                                                                                                        ----------
                                                                                                            25,362
                                                                                                        ----------
              Total Real Estate                                                                            212,853
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (1.9%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.7%)
     25,000   AT&T, Inc.                                                    4.50           5/15/2035        24,420
     10,000   AT&T, Inc.                                                    5.25           3/01/2037        10,499
     10,000   AT&T, Inc.(g)                                                 4.90           8/14/2037         9,980
     10,000   Centel Capital Corp.                                          9.00          10/15/2019        11,225
      5,000   CenturyLink, Inc.(a),(g),(h)                                     -(i)        5/31/2018         5,000
     10,000   CenturyLink, Inc.                                             5.80           3/15/2022        10,425
      2,000   CenturyLink, Inc.                                             6.75          12/01/2023         2,130
     10,000   Frontier Communications Corp.                                11.00           9/15/2025         9,212
      8,909   Frontier Communications Corp.                                 7.88           1/15/2027         6,503
      5,000   Qwest Corp.                                                   6.75          12/01/2021         5,535
     15,000   Verizon Communications, Inc.                                  4.50           9/15/2020        16,050

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$    10,000   Verizon Communications, Inc.                                  4.40%         11/01/2034    $    9,851
      5,000   Verizon Communications, Inc.                                  4.13           8/15/2046         4,439
                                                                                                        ----------
                                                                                                           125,269
                                                                                                        ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
      4,718   Grain Spectrum Funding II(b)                                  3.29          10/10/2034         4,724
     11,000   Sprint Spectrum Co., LLC/Sprint
                Spectrum Co. II, LLC/Sprint Spectrum Co.(b)                 3.36           3/20/2023        11,178
                                                                                                        ----------
                                                                                                            15,902
                                                                                                        ----------
              Total Telecommunication Services                                                             141,171
                                                                                                        ----------
              UTILITIES (6.3%)
              ----------------
              ELECTRIC UTILITIES (3.5%)
      5,000   Atlantic City Electric Co.                                    3.38           9/01/2024         5,090
     10,000   Cleco Corporate Holdings, LLC                                 3.74           5/01/2026        10,164
      5,000   Cleveland Electric Illuminating Co.                           8.88          11/15/2018         5,436
      5,000   Delmarva Power & Light Co.                                    4.15           5/15/2045         5,272
      7,000   Duke Energy Carolinas                                         3.88           3/15/2046         7,134
     10,000   Duke Energy Indiana, LLC                                      3.75           5/15/2046         9,916
     10,000   Duke Energy Progress, Inc.                                    4.15          12/01/2044        10,545
      3,500   Duquesne Light Holdings, Inc.(b)                              5.90          12/01/2021         3,930
      4,000   Entergy Arkansas, Inc.                                        3.05           6/01/2023         4,097
      7,000   Entergy Louisiana, LLC                                        4.95           1/15/2045         7,196
     10,000   Entergy Texas, Inc.                                           2.55           6/01/2021         9,996
      3,500   FirstEnergy Corp.                                             3.90           7/15/2027         3,535
        433   FPL Energy American Wind, LLC(b)                              6.64           6/20/2023           445
      5,000   Georgia Power Co.                                             3.25           4/01/2026         5,027
     10,000   Gulf Power Co.                                                3.30           5/30/2027        10,175
      3,168   Mississippi Power Co.                                         4.25           3/15/2042         3,061
     10,000   Monongahela Power Co.(b)                                      4.10           4/15/2024        10,675
      5,000   Nevada Power Co.                                              7.13           3/15/2019         5,423
      4,000   NextEra Energy Capital Holdings, Inc.                         3.37(d)        6/15/2067         3,860
      5,000   NextEra Energy Capital Holdings, Inc.                         7.30(d)        9/01/2067         5,047
      5,000   Oglethorpe Power Corp.                                        6.10           3/15/2019         5,318
      5,000   Oncor Electric Delivery Co., LLC                              3.75           4/01/2045         4,959
     15,000   Pacific Gas & Electric Co.                                    2.95           3/01/2026        15,038
      5,000   Potomac Electric Power                                        4.15           3/15/2043         5,327
     26,130   PPL Capital Funding, Inc.                                     3.96(d)        3/30/2067        25,738
     10,000   Public Service Electric                                       3.80           3/01/2046        10,162
      5,000   South Carolina Electric & Gas Co.                             5.30           5/15/2033         5,681
      5,000   South Carolina Electric & Gas Co.                             4.10           6/15/2046         4,970
     10,000   Southern California Edison Co.                                6.25                   -(f)     11,175
     10,000   Southern Co.                                                  3.25           7/01/2026         9,972
      5,000   System Energy Resources, Inc.                                 4.10           4/01/2023         5,219

================================================================================

38  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$       390   Tri-State Generation & Transmission
                Association, Inc.(b)                                        6.04%         1/31/2018     $      397
     10,000   Tri-State Generation & Transmission
                Association, Inc.                                           4.70         11/01/2044         10,736
     10,000   Tri-State Generation & Transmission
                Association, Inc.                                           4.25          6/01/2046          9,932
     10,000   Xcel Energy, Inc.                                             3.30          6/01/2025         10,171
                                                                                                        ----------
                                                                                                           260,819
                                                                                                        ----------
              GAS UTILITIES (0.8%)
      4,000   Atmos Energy Corp.                                            8.50          3/15/2019          4,422
     10,000   Atmos Energy Corp.                                            4.13         10/15/2044         10,614
     10,000   National Fuel Gas Co.                                         4.90         12/01/2021         10,713
     10,000   National Fuel Gas Co.                                         5.20          7/15/2025         10,764
      7,000   Southern Co. Gas Capital                                      3.25          6/15/2026          6,938
     11,880   Spire, Inc.                                                   3.54          2/27/2024         12,023
                                                                                                        ----------
                                                                                                            55,474
                                                                                                        ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
        816   AES Corp.                                                     4.20(d)       6/01/2019            822
      5,000   AES Corp.                                                     4.88          5/15/2023          5,137
     10,000   AES Corp.                                                     5.50          4/15/2025         10,525
      4,900   Calpine Corp.(a)                                              4.05          1/15/2024          4,925
                                                                                                        ----------
                                                                                                            21,409
                                                                                                        ----------
              MULTI-UTILITIES (1.5%)
      5,000   Ameren Illinois Co.                                           9.75         11/15/2018          5,492
     15,000   Berkshire Hathaway Energy Co.                                 4.50          2/01/2045         16,540
      5,000   Black Hills Corp.                                             5.88          7/15/2020          5,474
     10,000   Black Hills Corp.                                             4.25         11/30/2023         10,720
     10,000   Consumers Energy Co.                                          3.95          7/15/2047         10,316
     15,000   Northern States Power Co.                                     4.00          8/15/2045         15,715
     20,000   Northern States Power Co.                                     3.60          5/15/2046         19,500
      5,000   Northwestern Corp.                                            6.34          4/01/2019          5,364
      5,000   Puget Sound Energy, Inc.                                      6.97(d)       6/01/2067          4,888
     15,000   WEC Energy Group, Inc.                                        3.29(d)       5/15/2067         14,629
                                                                                                        ----------
                                                                                                           108,638
                                                                                                        ----------
              WATER UTILITIES (0.2%)
     15,000   Aquarion Co., Inc.(b)                                         4.00          8/15/2024         15,722
                                                                                                        ----------
              Total Utilities                                                                              462,062
                                                                                                        ----------
              Total Corporate Obligations (cost: $3,555,865)                                             3,674,427
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              EURODOLLAR AND YANKEE OBLIGATIONS (17.5%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.3%)
$    10,000   American Honda Finance Corp.(b)                               7.63%         10/01/2018    $   10,698
      5,000   Daimler Finance, N.A., LLC(b)                                 1.88           1/11/2018         5,007
      5,000   Daimler Finance, N.A., LLC(b)                                 2.25           7/31/2019         5,026
                                                                                                        ----------
                                                                                                            20,731
                                                                                                        ----------
              PUBLISHING (0.1%)
     10,000   Pearson Funding Four plc(b)                                   3.75           5/08/2022        10,103
                                                                                                        ----------
              Total Consumer Discretionary                                                                  30,834
                                                                                                        ----------
              CONSUMER STAPLES (1.1%)
              -----------------------
              BREWERS (0.3%)
     20,000   Anheuser-Busch InBev S.A./N.V.                                4.70           2/01/2036        22,180
                                                                                                        ----------
              DISTILLERS & VINTNERS (0.1%)
     10,000   Pernod Ricard S.A.(b)                                         4.25           7/15/2022        10,713
                                                                                                        ----------
              PACKAGED FOODS & MEAT (0.1%)
      4,000   Kerry Group Financial Services(b)                             3.20           4/09/2023         3,991
      5,000   Smithfield Foods, Inc.(b)                                     4.25           2/01/2027         5,200
                                                                                                        ----------
                                                                                                             9,191
                                                                                                        ----------
              TOBACCO (0.6%)
     20,000   BAT International Finance plc(b)                              3.95           6/15/2025        20,926
     20,000   Imperial Brands Finance plc(b)                                4.25           7/21/2025        21,161
                                                                                                        ----------
                                                                                                            42,087
                                                                                                        ----------
              Total Consumer Staples                                                                        84,171
                                                                                                        ----------
              ENERGY (1.5%)
              -------------
              INTEGRATED OIL & GAS (1.0%)
     10,000   BP Capital Markets plc                                        1.63           8/17/2017        10,000
     15,000   BP Capital Markets plc                                        3.59           4/14/2027        15,461
     10,000   BP Capital Markets plc                                        3.72          11/28/2028        10,406
      4,000   Husky Energy, Inc.                                            7.25          12/15/2019         4,477
     10,000   Petrobras Global Finance Co.                                  6.13           1/17/2022        10,534
      6,000   Petroleos Mexicanos Co.(b)                                    5.38           3/13/2022         6,400
      3,500   Repsol Oil & Gas Canada, Inc.                                 7.75           6/01/2019         3,821
     10,000   Shell International Finance B.V.                              3.63           8/21/2042         9,453
                                                                                                        ----------
                                                                                                            70,552
                                                                                                        ----------
              OIL & GAS DRILLING (0.1%)
      5,000   Noble Holding International Ltd.(c)                           7.70           4/01/2025         3,881
                                                                                                        ----------

================================================================================

40  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
$    10,000   Woodside Finance Ltd.(b)                                      8.75%          3/01/2019    $   11,011
                                                                                                        ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
      6,000   APT Pipelines Ltd.(b)                                         4.25           7/15/2027         6,184
      6,000   TransCanada PipeLines Ltd.                                    1.88           1/12/2018         6,011
     12,124   TransCanada PipeLines Ltd.                                    3.39(d)        5/15/2067        11,457
                                                                                                        ----------
                                                                                                            23,652
                                                                                                        ----------
              Total Energy                                                                                 109,096
                                                                                                        ----------
              FINANCIALS (6.7%)
              -----------------
              DIVERSIFIED BANKS (5.2%)
     15,000   ABN AMRO Bank N.V.(b)                                         4.75           7/28/2025        16,015
     10,000   ABN AMRO Bank N.V.(b)                                         4.80           4/18/2026        10,748
     10,000   Australia & New Zealand Banking Group Ltd.(b)                 4.40           5/19/2026        10,410
     10,000   Bank of Nova Scotia                                           4.50          12/16/2025        10,584
      5,000   Banque Federative du Credit Mutuel S.A.(b)                    2.70           7/20/2022         5,036
      5,000   Barclays Bank plc(b)                                          6.05          12/04/2017         5,072
     12,300   Barclays Bank plc                                             4.84           5/09/2028        12,793
     10,000   BBVA Bancomer S.A. Texas Agency(b)                            4.38           4/10/2024        10,462
      5,000   BNP Paribas S.A.(b)                                           7.20                   -(f)      5,791
      5,000   BNP Paribas S.A.(b)                                           4.38           9/28/2025         5,212
     10,000   BNP Paribas S.A.(b)                                           4.38           5/12/2026        10,393
      4,000   BNP Paribas S.A.(b)                                           4.63           3/13/2027         4,252
      9,200   BPCE S.A.(b)                                                  3.00           5/22/2022         9,312
      3,698   Canadian Imperial Bank of Commerce(b)                         7.26           4/10/2032         4,388
      5,000   Caribbean Development Bank(b)                                 4.38          11/09/2027         5,188
     10,000   Cooperatieve Rabobank U.A.                                    3.88           2/08/2022        10,662
     16,903   Cooperatieve Rabobank U.A.                                    3.95          11/09/2022        17,813
     15,000   Credit Agricole London(b)                                     4.13           1/10/2027        15,680
     10,000   Credit Suisse Group Funding Ltd.                              4.55           4/17/2026        10,740
      5,000   HBOS plc(b)                                                   6.75           5/21/2018         5,186
     15,000   HSBC Bank plc                                                 1.75(d)                -(f)     12,351
     10,000   HSBC Holdings plc                                             3.90           5/25/2026        10,434
      5,000   HSBC Holdings plc                                             4.38          11/23/2026         5,263
     14,100   ING Groep N.V.                                                3.95           3/29/2027        14,800
     25,000   Lloyds Banking Group plc                                      3.75           1/11/2027        25,442
      5,000   National Australia Bank Ltd.                                  3.00           1/20/2023         5,093
     11,000   Nordea Bank AB(b)                                             4.88           5/13/2021        11,878
     20,000   Royal Bank of Canada                                          4.65           1/27/2026        21,542
     10,000   Royal Bank of Scotland Group plc                              6.13          12/15/2022        11,092
      7,000   Royal Bank of Scotland Group plc                              3.88           9/12/2023         7,188
      5,000   Royal Bank of Scotland Group plc                              4.80           4/05/2026         5,380
      5,000   Santander UK Group Holdings plc                               3.57           1/10/2023         5,127
     15,000   Santander UK plc(b)                                           5.00          11/07/2023        16,269

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     5,000   Santander UK plc                                              4.00%          3/13/2024    $    5,301
      4,355   Standard Chartered Bank(b)                                    6.40           9/26/2017         4,385
     10,000   Swedbank AB(b)                                                1.75           3/12/2018        10,012
      7,500   Swedbank AB(b)                                                2.65           3/10/2021         7,611
     10,000   Toronto-Dominion Bank                                         3.63           9/15/2031         9,943
     10,000   Westpac Banking Corp.                                         4.32          11/23/2031        10,331
                                                                                                        ----------
                                                                                                           385,179
                                                                                                        ----------
              DIVERSIFIED CAPITAL MARKETS (0.3%)
     21,400   Credit Suisse Group AG(b)                                     3.57           1/09/2023        21,981
                                                                                                        ----------
              LIFE & HEALTH INSURANCE (0.1%)
      6,000   Great-West Life & Annuity Insurance Capital, LP(b)            3.72(d)        5/16/2046         6,000
                                                                                                        ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
      5,500   ING Bank N.V.                                                 4.13          11/21/2023         5,626
      5,000   ING Capital Funding Trust III                                 4.90(d)                -(f)      5,038
     10,000   Orix Corp.                                                    3.70           7/18/2027        10,056
                                                                                                        ----------
                                                                                                            20,720
                                                                                                        ----------
              PROPERTY & CASUALTY INSURANCE (0.5%)
     20,000   QBE Capital Funding III Ltd.(b)                               7.25           5/24/2041        22,475
      7,500   Suncorp Metway Ltd.(b)                                        2.80           5/04/2022         7,557
      5,000   XLIT Ltd.                                                     3.76(d)                -(f)      4,700
      5,000   XLIT Ltd.                                                     4.45           3/31/2025         5,215
                                                                                                        ----------
                                                                                                            39,947
                                                                                                        ----------
              THRIFTS & MORTGAGE FINANCE (0.3%)
     20,000   Nationwide Building Society(b)                                4.00           9/14/2026        20,057
                                                                                                        ----------
              Total Financials                                                                             493,884
                                                                                                        ----------
              GOVERNMENT (0.2%)
              -----------------
              FOREIGN GOVERNMENT (0.2%)
     10,000   Italy Government International Bond                           5.38           6/15/2033        11,536
                                                                                                        ----------
              HEALTH CARE (0.3%)
              ------------------
              PHARMACEUTICALS (0.3%)
     10,000   GlaxoSmithKline Capital, Inc.                                 4.20           3/18/2043        10,792
     15,000   Teva Pharmaceuticals Finance(c)                               3.15          10/01/2026        14,382
                                                                                                        ----------
                                                                                                            25,174
                                                                                                        ----------
              Total Health Care                                                                             25,174
                                                                                                        ----------
              INDUSTRIALS (3.6%)
              ------------------
              AEROSPACE & DEFENSE (0.1%)
      3,000   DAE Funding LLC(b),(g)                                        5.00           8/01/2024         3,071
      5,000   Rolls-Royce Holdings plc(b)                                   3.63          10/14/2025         5,197
                                                                                                        ----------
                                                                                                             8,268
                                                                                                        ----------

================================================================================

42  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              AGRICULTURAL & FARM MACHINERY (0.2%)
$    15,000   CNH Industrial N.V.                                           4.50%          8/15/2023    $   15,938
                                                                                                        ----------
              AIRLINES (1.2%)
      4,333   Air Canada Pass-Through Trust(b)                              5.38          11/15/2022         4,581
     21,256   Air Canada Pass-Through Trust(b)                              4.13          11/15/2026        22,292
      9,361   Air Canada Pass-Through Trust(b)                              3.60           9/15/2028         9,537
      5,711   Air Canada Pass-Through Trust(b)                              3.75           6/15/2029         5,918
     17,280   British Airways Pass-Through Trust(b)                         4.63          12/20/2025        18,621
      3,167   Latam Airlines Pass-Through Trust                             4.20           8/15/2029         3,175
      8,711   Turkish Airlines Pass-Through Trust(b)                        4.20           9/15/2028         8,515
      1,904   Virgin Australia Trust(b)                                     6.00           4/23/2022         1,956
      5,016   Virgin Australia Trust(b)                                     5.00           4/23/2025         5,235
     10,000   WestJet Airlines Ltd.(b)                                      3.50           6/16/2021        10,147
                                                                                                        ----------
                                                                                                            89,977
                                                                                                        ----------
              AIRPORT SERVICES (0.5%)
     10,000   Heathrow Funding Ltd.(b)                                      4.88           7/15/2021        10,793
     15,000   Sydney Airport Finance Co. Proprietary Ltd.(b)                3.90           3/22/2023        15,767
     10,000   Sydney Airport Finance Co. Proprietary Ltd.                   3.63           4/28/2026        10,120
                                                                                                        ----------
                                                                                                            36,680
                                                                                                        ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
      5,500   Brambles USA, Inc.(b)                                         4.13          10/23/2025         5,642
                                                                                                        ----------
              INDUSTRIAL CONGLOMERATES (1.2%)
      7,500   CK Hutchison International 16 Ltd.(b)                         2.75          10/03/2026         7,248
     10,000   CK Hutchison International 17 Ltd.(b)                         3.50           4/05/2027        10,234
      5,000   Hutchison Whampoa International 11 Ltd.(b)                    4.63           1/13/2022         5,388
     10,000   Hutchison Whampoa International 12 Ltd.(b)                    2.00          11/08/2017        10,012
     10,000   Hutchison Whampoa International 14 Ltd.(b)                    3.63          10/31/2024        10,386
     20,000   Siemens Financieringsmaatschappij N.V.(b)                     3.25           5/27/2025        20,489
     10,000   Siemens Financieringsmaatschappij N.V.(b)                     3.40           3/16/2027        10,308
     12,250   Smiths Group plc(b)                                           3.63          10/12/2022        12,459
                                                                                                        ----------
                                                                                                            86,524
                                                                                                        ----------
              RAILROADS (0.2%)
     12,000   Canadian National Railway Co.                                 2.75           3/01/2026        11,965
                                                                                                        ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      7,000   Aercap Ireland Cap Ltd.                                       4.63           7/01/2022         7,526
                                                                                                        ----------
              Total Industrials                                                                            262,520
                                                                                                        ----------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
      4,800   Tyco Electronics Group S.A.                                   3.13           8/15/2027         4,762
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              MATERIALS (2.1%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
$    10,000   Braskem Finance Ltd.                                          6.45%          2/03/2024    $   10,950
                                                                                                        ----------
              CONSTRUCTION MATERIALS (0.2%)
      3,000   CEMEX, S.A.B. de C.V.(b)                                      6.50          12/10/2019         3,152
     10,000   Holcim US Finance Sarl & Cie SCS(b)                           6.00          12/30/2019        10,848
      4,000   Votorantim Cimentos S.A.(c)                                   7.25           4/05/2041         4,140
                                                                                                        ----------
                                                                                                            18,140
                                                                                                        ----------
              DIVERSIFIED METALS & MINING (0.4%)
      2,500   Anglo American Capital plc(b)                                 3.75           4/10/2022         2,566
      5,000   Anglo American Capital plc(b)                                 4.88           5/14/2025         5,362
      5,000   Glencore Funding, LLC(b)                                      4.13           5/30/2023         5,214
     15,000   Glencore Funding, LLC(b)                                      4.00           3/27/2027        15,148
                                                                                                        ----------
                                                                                                            28,290
                                                                                                        ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
     10,000   Potash Corp. of Saskatchewan, Inc.                            3.00           4/01/2025         9,834
      2,000   Yara International ASA(b)                                     7.88           6/11/2019         2,196
                                                                                                        ----------
                                                                                                            12,030
                                                                                                        ----------
              GOLD (0.4%)
     15,000   Goldcorp, Inc.                                                3.70           3/15/2023        15,615
     10,000   Kinross Gold Corp.                                            5.95           3/15/2024        10,950
      2,000   Kinross Gold Corp.(b)                                         4.50           7/15/2027         1,998
                                                                                                        ----------
                                                                                                            28,563
                                                                                                        ----------
              METAL & GLASS CONTAINERS (0.1%)
      1,000   Ardagh Packaging Finance plc & Ardagh MP
                Holdings USA, Inc.(b)                                       4.25           9/15/2022         1,030
      7,500   CCL Industries, Inc.(b)                                       3.25          10/01/2026         7,241
      2,500   Reynolds Group Holdings Ltd.(b)                               5.13           7/15/2023         2,634
                                                                                                        ----------
                                                                                                            10,905
                                                                                                        ----------
              PAPER PRODUCTS (0.1%)
      5,000   Amcor Finance USA, Inc.(b)                                    3.63           4/28/2026         5,020
                                                                                                        ----------
              PRECIOUS METALS & MINERALS (0.2%)
     10,000   Fresnillo plc(b)                                              5.50          11/13/2023        11,150
                                                                                                        ----------
              SPECIALTY CHEMICALS (0.1%)
     10,000   Air Liquide Finance S.A.(b)                                   3.50           9/27/2046         9,551
                                                                                                        ----------
              STEEL (0.3%)
     10,000   ArcelorMittal                                                 6.75           2/25/2022        11,325
      5,000   Vale Overseas Ltd.                                            4.38           1/11/2022         5,172

================================================================================

44  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)(j)      SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     5,000   Vale Overseas Ltd.                                            6.25%          8/10/2026    $    5,570
                                                                                                        ----------
                                                                                                            22,067
                                                                                                        ----------
              Total Materials                                                                              156,666
                                                                                                        ----------
              REAL ESTATE (0.5%)
              ------------------
              REITs - RESIDENTIAL (0.1%)
      5,000   Vonovia Finance B.V.(b)                                       3.20          10/02/2017         5,010
                                                                                                        ----------
              REITs - RETAIL (0.4%)
      5,000   Scentre Group Trust(b)                                        2.38           4/28/2021         4,961
     10,000   Scentre Group Trust(b)                                        3.25          10/28/2025         9,870
     20,000   WEA Finance, LLC / Westfield
                UK & Europe Finance plc(b)                                  3.75           9/17/2024        20,405
                                                                                                        ----------
                                                                                                            35,236
                                                                                                        ----------
              Total Real Estate                                                                             40,246
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
     15,000   Deutsche Telekom International Finance B.V.(b)                3.60           1/19/2027        15,249
                                                                                                        ----------
              UTILITIES (0.8%)
              ----------------
              ELECTRIC UTILITIES (0.8%)
      5,000   Comision Federal de Electricidad(b)                           4.75           2/23/2027         5,169
      5,000   EDP Finance B.V.(b),(c)                                       5.25           1/14/2021         5,384
     25,000   Electricite De France S.A.(b)                                 5.25                   -(f)     25,938
      6,000   Emera US Finance, LP                                          3.55           6/15/2026         6,096
      5,000   Enel Finance International N.V.(b)                            3.63           5/25/2027         5,057
     10,000   Fortis, Inc.                                                  3.06          10/04/2026         9,730
      3,500   Transelec S.A.(b)                                             3.88           1/12/2029         3,438
                                                                                                        ----------
                                                                                                            60,812
                                                                                                        ----------
              Total Utilities                                                                               60,812
                                                                                                        ----------
              Total Eurodollar and Yankee Obligations (cost: $1,242,455)                                 1,294,950
                                                                                                        ----------

              FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
  CAD15,000   Province of Alberta                                           2.55          12/15/2022        12,219
  CAD20,000   Province of Ontario                                           2.85           6/02/2023        16,530
                                                                                                        ----------
              Total Foreign Government Obligations (cost: $34,598)                                          28,749
                                                                                                        ----------

              ASSET-BACKED SECURITIES (1.8%)

              FINANCIALS (1.5%)
              -----------------
              ASSET-BACKED FINANCING (1.5%)
        157   Access Group, Inc.                                           1.57(d)         4/25/2029           157
      1,642   ARL First, LLC(b)                                            2.96(d)        12/15/2042         1,648

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     2,000   Avis Budget Rental Car Funding AESOP, LLC(b)                  4.42%          9/20/2019    $    2,023
      3,000   Avis Budget Rental Car Funding AESOP, LLC(b)                  3.52           2/20/2020         2,991
      1,334   Avis Budget Rental Car Funding AESOP, LLC(b)                  3.75           7/20/2020         1,343
      6,500   California Republic Auto Receivables Trust                    2.91          12/15/2022         6,525
      6,309   CIT Education Loan Trust(b)                                   1.60(d)        6/25/2042         5,664
      8,500   CIT Equipment Collateral(b)                                   2.15           2/20/2020         8,496
      2,000   Citibank Credit Card Issuance Trust                           5.35           2/07/2020         2,040
      3,000   Credit Acceptance Auto Loan Trust(b)                          3.30           7/17/2023         3,023
      7,000   Element Rail Leasing I, LLC(b)                                3.67           4/19/2044         7,057
        293   Exeter Automobile Receivables Trust(b)                        2.17           5/15/2019           293
     20,000   Louisiana Environmental Facilities and
                Community Dev.                                              3.24           8/01/2028        20,273
      2,750   MMAF Equipment Finance, LLC(b)                                2.68           7/16/2027         2,769
     10,000   MMAF Equipment Finance, LLC(b)                                2.49           2/19/2036        10,076
      3,000   Navient Student Loan Trust                                    2.73(d)        8/25/2050         2,941
      1,017   Nelnet Student Loan Trust                                     1.57(d)        9/22/2035           885
      5,000   SBA Tower Trust(b)                                            2.90          10/15/2044         5,031
      6,108   SLM Student Loan Trust                                        1.54(d)        1/25/2041         5,456
      2,300   SLM Student Loan Trust                                        1.86(d)       10/25/2065         2,198
      3,750   TCF Auto Receivables Owner Trust(b)                           2.89           7/15/2021         3,764
     10,000   Trip Rail Master Funding, LLC(b)                              4.09           4/15/2044        10,117
      3,334   Trip Rail Master Funding, LLC(b),(g),(k)                      3.74           8/15/2047         3,338
         83   Westlake Automobile Receivables Trust(b)                      2.24           4/15/2020            83
      2,000   Westlake Automobile Receivables Trust(b)                      2.45           1/15/2021         2,005
                                                                                                        ----------
                                                                                                           110,196
                                                                                                        ----------
              Total Financials                                                                             110,196
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
     10,000   Crown Castle Towers, LLC(b)                                   3.22           5/15/2042        10,242
                                                                                                        ----------
              UTILITIES (0.2%)
              ----------------
              ELECTRIC UTILITIES (0.2%)
     15,000   Hawaii Dept. of Business Economic Dev. & Tourism              3.24           1/01/2031        15,099
                                                                                                        ----------
              Total Asset-Backed Securities (cost: $133,712)                                               135,537
                                                                                                        ----------

              COLLATERALIZED LOAN OBLIGATIONS (1.2%)

              FINANCIALS (1.2%)
              -----------------
      3,500   American Money Management Corp.(b)                            2.80(d)       10/15/2028         3,531
      3,500   CIFC Funding Ltd.(b)                                          3.01           4/23/2029         3,503
      7,500   Dryden Senior Loan Fund(b)                                    2.80(d)        4/15/2027         7,561
      4,000   Dryden Senior Loan Fund(b)                                    3.31(d)        7/20/2029         4,044
     10,000   Grippen Park Ltd.(b)                                          2.51           1/20/2030        10,016
      5,000   Loomis Sayles Ltd.(b)                                         2.83(d)       10/15/2027         5,001

================================================================================

46  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$    10,000   Oaktree EIF Ltd.(b)                                           3.31%         10/20/2027    $   10,007
     10,000   Race Point Ltd.(b)                                            2.91(d)        7/25/2028        10,042
      7,000   Teachers Insurance and Annuity Association
                of America(b)                                               2.91           4/20/2029         7,011
      6,500   Teachers Insurance and Annuity Association
                of America(b)                                               3.01(d)        7/20/2028         6,518
     10,000   Trinitas Ltd.(b)                                              2.65           7/25/2029         9,987
      9,750   Trinitas Ltd.                                                 3.01(d)       10/25/2028         9,786
      3,000   Voya Ltd(b)                                                   2.77           4/17/2030         2,993
      1,000   Voya Ltd.(b)                                                  2.73           7/25/2026         1,001
                                                                                                        ----------
              Total Financials                                                                              91,001
                                                                                                        ----------
              Total Collateralized Loan Obligations (cost: $90,726)                                         91,001
                                                                                                        ----------

              COMMERCIAL MORTGAGE SECURITIES (3.8%)

              FINANCIALS (3.8%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (3.3%)
      3,932   Banc of America Commercial Mortgage, Inc.                     5.72           7/10/2044         2,870
     10,000   Citigroup Commercial Mortgage Trust                           3.36           7/10/2047        10,333
      2,500   Citigroup Commercial Mortgage Trust                           3.62           7/10/2047         2,622
      4,000   Citigroup Commercial Mortgage Trust                           3.86           7/10/2047         4,169
      8,600   Commercial Mortgage Trust                                     3.25          10/15/2045         8,781
      5,925   Commercial Mortgage Trust(b)                                  3.42          10/15/2045         6,107
      6,000   Commercial Mortgage Trust                                     2.77          12/10/2045         6,052
      4,000   Commercial Mortgage Trust                                     3.61           6/10/2046         4,205
      5,000   Commercial Mortgage Trust                                     3.80           8/10/2047         5,283
      7,500   Commercial Mortgage Trust                                     4.08           8/10/2047         7,943
     15,000   Commercial Mortgage Trust                                     3.90           7/10/2050        15,893
      2,500   GE Capital Commercial Mortgage Corp.                          5.61          12/10/2049         2,521
      4,895   GS Mortgage Securities Corp. II                               3.38           5/10/2045         5,104
      5,000   GS Mortgage Securities Trust                                  3.28           2/10/2046         5,122
      5,000   GS Mortgage Securities Trust(b)                               3.68           2/10/2046         5,145
      5,000   GS Mortgage Securities Trust                                  4.24           8/10/2046         5,437
      6,000   GS Mortgage Securities Trust                                  3.76           7/10/2048         6,354
     15,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                         5.00          11/15/2043        16,061
      5,697   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                            4.82           5/15/2045         6,055
     10,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                            4.27           6/15/2045        10,646
      5,624   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                            5.37           5/15/2047         5,619
      9,000   J.P. Morgan Chase Commercial Mortgage
                Securities Trust                                            4.44           2/15/2047         9,702

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     2,750   Morgan Stanley Capital I, Inc.(b)                             5.20%          6/15/2044    $    2,940
      3,000   Morgan Stanley Capital I, Inc.                                3.77           3/15/2045         3,146
      3,200   Morgan Stanley Capital I, Inc.                                3.46           5/15/2046         3,283
      7,000   Morgan Stanley Capital I, Inc.                                4.00           5/15/2048         7,360
      9,375   UBS Commercial Mortgage Trust                                 4.17           5/10/2045         9,999
     15,000   UBS Commercial Mortgage Trust                                 4.82           5/10/2045        16,412
      2,313   UBS-Barclays Commercial Mortgage Trust(b)                     4.18           5/10/2063         2,449
      1,500   WF-RBS Commercial Mortgage Trust(b)                           5.00           6/15/2044         1,636
      5,000   WF-RBS Commercial Mortgage Trust                              3.35           5/15/2045         5,127
     10,000   WF-RBS Commercial Mortgage Trust                              4.09           6/15/2045        10,593
      5,000   WF-RBS Commercial Mortgage Trust                              3.24          12/15/2045         5,073
     20,000   WF-RBS Commercial Mortgage Trust                              3.65          12/15/2046        20,925
                                                                                                        ----------
                                                                                                           240,967
                                                                                                        ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.5%)
     37,251   Commercial Mortgage Trust
                Pass-Through Certificates(h)                                1.00           5/15/2045         2,744
     68,967   Commercial Mortgage Trust
                Pass-Through Certificates(h)                                1.00          10/15/2045         4,392
     67,378   Freddie Mac(+)                                                1.00          10/25/2018           991
     66,187   Freddie Mac(+)                                                1.00           3/25/2019         1,308
     58,695   Freddie Mac(+)                                                1.38           1/25/2022         2,900
     93,051   Freddie Mac(+)                                                1.00           5/25/2022         5,263
     71,000   Freddie Mac(+)                                                1.00           6/25/2022         4,215
     69,253   Freddie Mac(+)                                                0.88          10/25/2022         2,602
     94,638   Freddie Mac(+)                                                1.00          11/25/2022         4,193
     28,594   GS Mortgage Securities Corp. II(h)                            2.00           5/10/2045         1,989
    190,667   GS Mortgage Securities Trust(b),(h)                           0.21           5/03/2032         3,603
     52,720   UBS Commercial Mortgage Trust(b),(h)                          2.09           5/10/2045         4,213
     27,734   WF Commercial Mortgage Trust(b),(h)                           1.00          10/15/2045         2,110
                                                                                                        ----------
                                                                                                            40,523
                                                                                                        ----------
              Total Financials                                                                             281,490
                                                                                                        ----------
              Total Commercial Mortgage Securities (cost: $268,733)                                        281,490
                                                                                                        ----------

              U.S. GOVERNMENT AGENCY ISSUES (3.6%)(l)

              MORTGAGE-BACKED PASS-THROUGH SECURITIES (3.4%)
     11,250   Fannie Mae(+)                                                 2.15           1/25/2023        11,190
     10,167   Fannie Mae(+)                                                 2.50           2/01/2028        10,317
      3,500   Fannie Mae(+)                                                 2.78           2/25/2027         3,498
      2,500   Fannie Mae(+)                                                 2.96           2/25/2027         2,523
      9,500   Fannie Mae(+)                                                 3.17           3/25/2027         9,734
      1,814   Fannie Mae(+)                                                 5.00           6/01/2033         1,993
        430   Fannie Mae(+)                                                 5.50           7/01/2021           451
      2,202   Fannie Mae(+)                                                 5.50           9/01/2035         2,478

================================================================================

48  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     1,060   Fannie Mae(+)                                                 5.50%         10/01/2035    $    1,186
        256   Fannie Mae(+)                                                 5.50           1/01/2036           284
      1,015   Fannie Mae(+)                                                 5.50           4/01/2036         1,136
        989   Fannie Mae(+)                                                 5.50           2/01/2037         1,104
        981   Fannie Mae(+)                                                 5.50           3/01/2037         1,096
        526   Fannie Mae(+)                                                 5.50          11/01/2037           585
      1,246   Fannie Mae(+)                                                 5.50           5/01/2038         1,382
        917   Fannie Mae(+)                                                 6.00           5/01/2036         1,039
        821   Fannie Mae(+)                                                 6.00           6/01/2036           939
      1,183   Fannie Mae(+)                                                 6.00           8/01/2037         1,346
        252   Fannie Mae(+)                                                 6.50           4/01/2031           289
          5   Fannie Mae(+)                                                 6.50           7/01/2031             6
        465   Fannie Mae(+)                                                 6.50           3/01/2032           533
         12   Fannie Mae(+)                                                 7.00          10/01/2022            12
          6   Fannie Mae(+)                                                 7.00           3/01/2023             6
      3,500   Freddie Mac(+)                                                1.60           8/15/2051         3,437
     10,000   Freddie Mac(+)                                                2.59           5/25/2026         9,787
     20,000   Freddie Mac(+)                                                2.65           8/25/2026        19,871
     17,000   Freddie Mac(+)                                                2.77           5/25/2025        17,168
     15,000   Freddie Mac(+)                                                2.81           1/25/2025        15,280
     12,000   Freddie Mac(+)                                                2.85           3/25/2026        12,055
      7,000   Freddie Mac(+)                                                3.00          12/25/2025         7,181
      8,000   Freddie Mac(+)                                                3.01           7/25/2025         8,230
     10,000   Freddie Mac(+)                                                3.02           1/25/2025        10,328
      4,855   Freddie Mac(+)                                                3.12          10/25/2031         4,877
      7,500   Freddie Mac(+)                                                3.29           3/25/2029         7,717
     10,000   Freddie Mac(+)                                                3.41          12/25/2026        10,510
      9,000   Freddie Mac(+)                                                3.43           1/25/2027         9,472
     11,208   Freddie Mac(+)                                                3.50           5/01/2042        11,607
      4,627   Freddie Mac(+)                                                3.50           8/01/2046         4,794
      9,864   Freddie Mac(+)                                                3.50           5/01/2047        10,174
     15,500   Freddie Mac(+)                                                3.51           4/25/2030        16,278
        171   Freddie Mac(+)                                                5.00           6/01/2020           175
        578   Freddie Mac(+)                                                5.00           1/01/2021           604
        696   Freddie Mac(+)                                                5.50          11/01/2020           726
        236   Freddie Mac(+)                                                5.50          12/01/2020           245
        843   Freddie Mac(+)                                                5.50          12/01/2035           944
        611   Freddie Mac(+)                                                5.50           4/01/2036           682
      3,319   Government National Mortgage Assn. I                          5.00           8/15/2033         3,710
         94   Government National Mortgage Assn. I                          6.00           8/15/2028           106
         46   Government National Mortgage Assn. I                          6.00           9/15/2028            52
        120   Government National Mortgage Assn. I                          6.00           9/15/2028           135
      1,433   Government National Mortgage Assn. I                          6.00           9/15/2028         1,633

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$       260   Government National Mortgage Assn. I                          6.00%         10/15/2028    $      300
         25   Government National Mortgage Assn. I                          6.00           1/15/2029            28
        129   Government National Mortgage Assn. I                          6.00           1/15/2029           146
        199   Government National Mortgage Assn. I                          6.00           1/15/2029           225
        248   Government National Mortgage Assn. I                          6.00           1/15/2033           283
          5   Government National Mortgage Assn. I                          6.50           6/15/2023             6
        150   Government National Mortgage Assn. I                          6.50           7/15/2023           164
          5   Government National Mortgage Assn. I                          6.50           7/15/2023             5
         24   Government National Mortgage Assn. I                          6.50           9/15/2023            26
        147   Government National Mortgage Assn. I                          6.50          10/15/2023           161
         83   Government National Mortgage Assn. I                          6.50          10/15/2023            91
         17   Government National Mortgage Assn. I                          6.50          10/15/2023            19
        212   Government National Mortgage Assn. I                          6.50          12/15/2023           232
         89   Government National Mortgage Assn. I                          6.50          12/15/2023            97
         34   Government National Mortgage Assn. I                          6.50           1/15/2024            37
         78   Government National Mortgage Assn. I                          6.50           2/15/2024            86
         53   Government National Mortgage Assn. I                          6.50           4/15/2026            59
        248   Government National Mortgage Assn. I                          6.50           5/15/2028           281
        465   Government National Mortgage Assn. I                          6.50          10/15/2031           520
         22   Government National Mortgage Assn. I                          7.00           5/15/2023            23
         42   Government National Mortgage Assn. I                          7.00           5/15/2023            45
         29   Government National Mortgage Assn. I                          7.00           5/15/2023            31
         15   Government National Mortgage Assn. I                          7.00           5/15/2023            15
         60   Government National Mortgage Assn. I                          7.00           6/15/2023            63
         81   Government National Mortgage Assn. I                          7.00           6/15/2023            86
         15   Government National Mortgage Assn. I                          7.00           8/15/2023            16
         11   Government National Mortgage Assn. I                          7.00           8/15/2023            12
         37   Government National Mortgage Assn. I                          7.00           8/15/2023            38
         67   Government National Mortgage Assn. I                          7.00           8/15/2023            71
         48   Government National Mortgage Assn. I                          7.00           9/15/2023            51
         14   Government National Mortgage Assn. I                          7.00           1/15/2026            15
         23   Government National Mortgage Assn. I                          7.00           3/15/2026            25
          8   Government National Mortgage Assn. I                          7.00           3/15/2026             8
        167   Government National Mortgage Assn. I                          7.00          10/15/2027           194
        269   Government National Mortgage Assn. I                          7.00           6/15/2029           296
        133   Government National Mortgage Assn. I                          7.00           6/15/2029           145
         20   Government National Mortgage Assn. I                          7.00           7/15/2029            20
        224   Government National Mortgage Assn. I                          7.00           8/15/2031           255
         81   Government National Mortgage Assn. I                          7.00           7/15/2032            91
         72   Government National Mortgage Assn. I                          7.50           7/15/2023            77
         76   Government National Mortgage Assn. I                          7.50           6/15/2026            83
        139   Government National Mortgage Assn. I                          7.50           6/15/2026           152
         86   Government National Mortgage Assn. I                          7.50           7/15/2026            93

================================================================================

50  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$       135   Government National Mortgage Assn. I                          7.50%          5/15/2027    $      149
        152   Government National Mortgage Assn. I                          7.50           2/15/2028           174
        112   Government National Mortgage Assn. I                          7.50          12/15/2028           131
         87   Government National Mortgage Assn. I                          7.50           8/15/2029            99
        558   Government National Mortgage Assn. II                         5.50           4/20/2033           624
        530   Government National Mortgage Assn. II                         6.00           8/20/2032           602
        384   Government National Mortgage Assn. II                         6.00           9/20/2032           436
        182   Government National Mortgage Assn. II                         6.50           8/20/2031           212
                                                                                                        ----------
                                                                                                           248,003
                                                                                                        ----------
              OTHER U.S. GOVERNMENT SECURITIES (0.2%)
      8,914   Totem Ocean Trailer Express, Inc., Title XI                   6.37           4/15/2028        10,202
      5,342   Washington Aircraft 1 Co. Ltd. (NBGA)                         2.64           9/15/2026         5,423
                                                                                                        ----------
                                                                                                            15,625
                                                                                                        ----------
              Total U.S. Government Agency Issues (cost: $258,822)                                         263,628
                                                                                                        ----------

              U.S. TREASURY SECURITIES (10.6%)

              BONDS (3.9%)(r)
     30,000   3.88%, 8/15/2040                                                                              35,446
     20,000   4.25%, 11/15/2040                                                                             24,948
     40,000   2.75%, 8/15/2042                                                                              39,191
     10,000   2.75%, 11/15/2042                                                                              9,785
      5,000   3.38%, 5/15/2044                                                                               5,470
     25,000   3.00%, 11/15/2044                                                                             25,540
     70,000   2.50%, 2/15/2045                                                                              64,673
      5,000   3.00%, 11/15/2045                                                                              5,099
     60,000   2.50%, 2/15/2046                                                                              55,263
     12,950   2.25%, 8/15/2046                                                                              11,269
     10,000   2.88%, 11/15/2046                                                                              9,943
                                                                                                        ----------
                                                                                                           286,627
                                                                                                        ----------
              INFLATION-INDEXED NOTES (0.9%)
     58,424   2.38%, 1/15/2025                                                                              66,874
                                                                                                        ----------
              NOTES (5.8%)(r)
      5,000   3.38%,11/15/2019                                                                               5,224
     50,000   3.63%, 2/15/2020                                                                              52,745
     45,000   3.50%, 5/15/2020                                                                              47,502
     25,000   2.63%, 8/15/2020                                                                              25,820
     55,000   2.63%, 11/15/2020                                                                             56,843
     25,000   2.00%, 2/15/2022                                                                              25,247
     20,000   1.63%, 8/15/2022                                                                              19,792
     20,000   1.63%, 11/15/2022                                                                             19,733
     10,000   2.00%, 2/15/2023                                                                              10,037

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  51

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     5,000   2.50%, 5/15/2024                                                                          $    5,134
     10,000   2.25%, 11/15/2024                                                                             10,079
     80,000   2.00%, 2/15/2025                                                                              79,116
      5,000   2.25%, 11/15/2025                                                                              5,012
     50,000   1.63%, 2/15/2026                                                                              47,626
     10,000   2.25%, 2/15/2027                                                                               9,969
     10,000   2.38%, 5/15/2027                                                                              10,073
                                                                                                        ----------
                                                                                                           429,952
                                                                                                        ----------
              Total U.S. Treasury Securities (cost: $767,533)                                              783,453
                                                                                                        ----------

              MUNICIPAL BONDS (7.9%)

              AIRPORT/PORT (0.9%)
      6,500   Chicago Midway Airport                                        5.00%          1/01/2025         7,560
      8,000   Chicago Midway Airport                                        5.00           1/01/2026         9,212
      5,000   Chicago O'Hare International Airport                          5.00           1/01/2021         5,592
     12,570   Dallas-Fort Worth International Airport Facilities            4.00          11/01/2021        13,540
      2,265   Dallas-Fort Worth International Airport Facilities(e)         4.44          11/01/2021         2,421
      8,250   Miami-Dade County                                             2.70          10/01/2026         7,891
      1,700   Port of Corpus Christi Auth.                                  3.29          12/01/2023         1,746
      1,500   Port of Corpus Christi Auth.                                  3.39          12/01/2024         1,541
      1,000   Port of Corpus Christi Auth.                                  3.49          12/01/2025         1,023
      5,000   Port of Oakland                                               4.50           5/01/2030         5,418
     11,700   Port of Oakland                                               4.50           5/01/2032        12,565
                                                                                                        ----------
                                                                                                            68,509
                                                                                                        ----------
              APPROPRIATED DEBT (0.7%)
      4,955   Indiana Finance Auth.                                         4.36           7/15/2029         5,418
      4,260   Indiana Finance Auth.                                         4.53           7/15/2031         4,722
      1,500   Indiana Finance Auth.                                         3.62           7/01/2036         1,508
      3,250   Jacksonville                                                  2.00          10/01/2019         3,270
      3,000   Jacksonville                                                  2.37          10/01/2020         3,024
      5,000   Kannapolis                                                    7.28           3/01/2027         5,421
     10,000   Kansas Dev. Finance Auth.                                     4.73           4/15/2037        10,872
      2,000   McLennan County Public Facility                               3.90           6/01/2029         2,049
     10,000   Miami-Dade County School Board (INS)                          5.38           5/01/2031        11,221
      6,000   Palm Beach County School Board                                5.40           8/01/2025         6,742
        850   Placentia Yorba Linda USD                                     5.40           8/01/2021           929
                                                                                                        ----------
                                                                                                            55,176
                                                                                                        ----------
              CASINOS & GAMING (0.0%)
      6,589   Mashantucket (Western) Pequot Tribe(m)                        7.35(n)        7/01/2026         1,268
                                                                                                        ----------
              COMMUNITY SERVICE (0.0%)
      2,750   Art Institute of Chicago                                      3.23           3/01/2022         2,805
                                                                                                        ----------

================================================================================

52  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              EDUCATION (0.8%)
$     1,550   Austin CCD                                                    6.76%          8/01/2030    $    1,958
      2,000   Austin Texas Community College District Public Auth.          6.91           8/01/2035         2,603
      5,000   El Paso County                                                4.47          10/01/2035         5,082
      2,500   Horace Mann School                                            3.27           7/01/2027         2,496
      9,520   Indiana State                                                 2.13           7/15/2019         9,624
      5,000   New Jersey EDA                                                2.42           6/15/2018         4,993
     14,310   New Jersey EDA                                                4.45           6/15/2020        14,820
      2,700   New Jersey EDA                                                5.25           9/01/2022         2,887
      2,500   New Jersey EDA                                                5.71           6/15/2030         2,639
      3,000   New Jersey EDA                                                4.02           7/01/2039         3,004
      1,625   Pennsylvania Public School Building Auth. (INS)               2.84          12/01/2019         1,670
      1,300   Pennsylvania Public School Building Auth. (INS)               4.08          12/01/2023         1,400
      2,000   Torrance USD                                                  5.52           8/01/2021         2,204
                                                                                                        ----------
                                                                                                            55,380
                                                                                                        ----------
              EDUCATION SERVICES (0.2%)
      6,080   Princeton Theological Seminary                                4.11           7/01/2023         6,606
      5,000   Univ. of Notre Dame                                           3.44           2/15/2045         4,916
                                                                                                        ----------
                                                                                                            11,522
                                                                                                        ----------
              ELECTRIC UTILITIES (0.3%)
      5,000   Appling County Dev. Auth.                                     2.40           1/01/2038(o)      5,016
      3,000   Hawaii Department of Budget and Finance                       3.25           1/01/2025         3,142
      7,235   Hawaiian Electric Co., Inc.                                   3.10           5/01/2026         7,325
     10,000   Ohio Air Quality Dev. Auth.                                   3.75          12/01/2023(o)      4,475
      5,000   Ohio Water Dev. Auth.                                         4.00          12/01/2033(o)      2,237
                                                                                                        ----------
                                                                                                            22,195
                                                                                                        ----------
              ELECTRIC/GAS UTILITIES (0.6%)
     10,000   Cleveland Public Power                                        5.50          11/15/2038        10,583
      2,000   Jackson Energy Auth.                                          2.90           4/01/2022         2,052
      2,745   Jackson Energy Auth.                                          3.05           4/01/2023         2,830
      3,915   Jackson Energy Auth.                                          3.20           4/01/2024         4,051
     10,000   Long Island Power Auth.                                       5.25           5/01/2022        10,890
      2,500   Long Island Power Auth.                                       3.98           9/01/2025         2,617
      2,500   Long Island Power Auth.                                       4.13           9/01/2026         2,627
      5,014   Pedernales Electric Cooperative, Inc.(b)                      5.95          11/15/2022         5,433
                                                                                                        ----------
                                                                                                            41,083
                                                                                                        ----------
              ESCROWED BONDS (0.1%)
      7,300   New Jersey EDA (PRE)                                          5.25           9/01/2022         8,366
                                                                                                        ----------
              GENERAL OBLIGATION (1.3%)
      1,250   City and County of Honolulu                                   2.51          11/01/2022         1,266
      5,000   City and County of Honolulu                                   2.51          11/01/2022         5,040

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  53

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$       900   City and County of Honolulu                                   2.81%         11/01/2023    $      919
        730   City and County of Honolulu                                   2.91          11/01/2024           743
        680   City and County of Honolulu                                   3.06          11/01/2025           688
        775   City and County of Honolulu                                   3.16          11/01/2026           785
        625   City and County of Honolulu                                   3.26          11/01/2027           635
        690   City and County of Honolulu                                   3.36          11/01/2028           703
      7,000   Hawaii                                                        2.80          10/01/2027         6,922
      1,250   Las Virgenes USD                                              5.54           8/01/2025         1,428
        600   Oyster Bay                                                    3.55           2/01/2019           600
      1,830   Oyster Bay                                                    3.80           2/01/2020         1,834
      1,500   Oyster Bay                                                    3.95           2/01/2021         1,503
     10,000   Philadelphia School District                                  5.06           9/01/2042        10,273
      4,250   Riverside Community College District                          3.49           8/01/2023         4,478
      3,000   Riverside Community College District                          3.61           8/01/2024         3,178
      3,625   Scranton School District                                      4.13           6/15/2034(o)      3,679
      2,000   State of Illinois                                             5.67           3/01/2018         2,036
      5,570   State of Illinois                                             5.00           8/01/2019         5,853
      1,800   State of Mississippi                                          2.83          12/01/2024         1,850
      2,000   State of Mississippi                                          3.03          12/01/2025         2,023
     10,000   State of Mississippi                                          3.73          10/01/2032        10,272
     10,000   State of Washington                                           5.25           2/01/2036        11,286
      3,845   Town of Hamden                                                4.93           8/15/2030         3,965
     10,000   Town of Stratford                                             5.75           8/15/2030        11,192
      2,200   Winnebago                                                     3.80          12/01/2026         2,212
                                                                                                        ----------
                                                                                                            95,363
                                                                                                        ----------
              HEALTH CARE FACILITIES (0.1%)
      8,000   Metropolitan Nashville & Davidson County
                Health & Educational Board                                  4.05           7/01/2026         8,404
                                                                                                        ----------
              HOSPITAL (1.2%)
      7,000   Baylor Scott & White Holdings                                 3.10          11/15/2025         6,887
     20,000   Baylor Scott & White Holdings                                 2.65          11/15/2026        19,272
      4,250   Boston Medical Center Corp.                                   4.52           7/01/2026         4,472
     10,000   Community Hospitals of Indiana                                4.24           5/01/2025        10,113
     15,000   Eastern Maine Healthcare                                      5.02           7/01/2036        14,441
     15,000   Mercy Healthcare System                                       3.38          11/01/2025        14,805
      6,500   NYU Hospitals Center                                          4.17           7/01/2037         6,686
     10,000   Rochester Health Care Facilities                              4.50          11/15/2038(o)     11,314
                                                                                                        ----------
                                                                                                            87,990
                                                                                                        ----------
              MULTI-UTILITIES (0.1%)
      5,000   New York Energy Research and Dev. Auth.                       2.38           7/01/2026(o)      5,100
                                                                                                        ----------
              MULTIFAMILY HOUSING (0.0%)
      1,365   Oklahoma Dev. Finance Auth.                                   5.88           8/01/2037         1,486
                                                                                                        ----------

================================================================================

54  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              MUNICIPAL FINANCE (0.1%)
$    10,000   Pennsylvania State IDA(b)                                     3.56%          7/01/2024    $    9,752
                                                                                                        ----------
              REAL ESTATE TAX/FEE (0.3%)
      5,000   Industry Public Facilities Auth. (INS)                        3.47           1/01/2021         5,173
      5,000   Industry Public Facilities Auth. (INS)                        3.82           1/01/2022         5,217
      5,250   San Marcos Redevelopment Agency                               4.02          10/01/2025         5,516
      6,500   San Marcos Redevelopment Agency                               4.47          10/01/2029         6,981
      2,590   Vista Redevelopment Agency (INS)                              4.13           9/01/2030         2,624
                                                                                                        ----------
                                                                                                            25,511
                                                                                                        ----------
              SALES TAX (0.1%)
      3,500   Arizona School Facilities Board                               2.38           9/01/2019         3,549
                                                                                                        ----------
              SEMICONDUCTORS (0.0%)
      1,250   Sandoval County                                               2.32           6/01/2019         1,249
      1,000   Sandoval County                                               2.72           6/01/2020         1,006
                                                                                                        ----------
                                                                                                             2,255
                                                                                                        ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.7%)
      9,000   Colony Local Dev. Corp. (INS)                                 4.38          10/01/2033         9,118
      5,000   Maine Municipal Bond Bank                                     4.25           6/01/2023         5,335
      5,000   New Jersey Transportation Trust Fund Auth.                    1.76          12/15/2018         4,959
      5,000   New Jersey Transportation Trust Fund Auth. (INS)              5.25          12/15/2022         5,546
      3,320   New Jersey Transportation Trust Fund Auth.                    5.50          12/15/2022         3,717
      5,000   New York City Transitional Finance Auth.                      5.00           2/01/2035         5,557
      7,000   New York MTA (ETM)                                            1.47           7/01/2018         7,007
     10,000   South Carolina Public Service Auth.                           4.77          12/01/2045        10,145
                                                                                                        ----------
                                                                                                            51,384
                                                                                                        ----------
              TOLL ROADS (0.0%)
      3,000   North Texas Tollway Auth.                                     5.00           9/01/2031         3,413
                                                                                                        ----------
              WATER/SEWER UTILITY (0.4%)
      6,500   Chicago Wastewater Transmission                               5.84           1/01/2035         7,343
      5,000   Houston Utility System                                        5.00          11/15/2033         5,577
     10,825   New York Municipal Water Finance Auth.                        5.25           6/15/2040        11,634
      2,500   Tohopekaliga Water Auth. (PRE)                                5.25          10/01/2036         2,912
                                                                                                        ----------
                                                                                                            27,466
                                                                                                        ----------
              Total Municipal Bonds (cost: $572,176)                                                       587,977
                                                                                                        ----------
              Total Bonds (cost: $6,924,620)                                                             7,141,212
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  55

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (1.9%)

              COMMON STOCKS (0.6%)

              CONSUMER STAPLES (0.1%)
              -----------------------
              HOUSEHOLD PRODUCTS (0.1%)
     24,000   Kimberly-Clark Corp.                                                                      $    2,956
                                                                                                        ----------
              ENERGY (0.1%)
              -------------
              INTEGRATED OIL & GAS (0.1%)
     23,780   Chevron Corp.                                                                                  2,597
     55,000   Royal Dutch Shell plc ADR "A"                                                                  3,109
                                                                                                        ----------
                                                                                                             5,706
                                                                                                        ----------
              Total Energy                                                                                   5,706
                                                                                                        ----------
              FINANCIALS (0.2%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.0%)
    202,000   Prospect Capital Corp.(c)                                                                      1,650
                                                                                                        ----------
              CONSUMER FINANCE (0.0%)
     24,649   Synchrony Financial                                                                              747
                                                                                                        ----------
              DIVERSIFIED BANKS (0.1%)
     50,000   Bank of Montreal                                                                               3,794
     25,000   Canadian Imperial Bank of Commerce                                                             2,171
                                                                                                        ----------
                                                                                                             5,965
                                                                                                        ----------
              REGIONAL BANKS (0.0%)
    126,414   Regions Financial Corp.                                                                        1,846
                                                                                                        ----------
              REITs - MORTGAGE (0.1%)
     89,000   AGNC Investment Corp.                                                                          1,885
    135,632   Annaly Capital Management, Inc.                                                                1,631
    199,850   MFA Financial, Inc.                                                                            1,697
    192,200   Two Harbors Investment Corp.                                                                   1,901
                                                                                                        ----------
                                                                                                             7,114
                                                                                                        ----------
              Total Financials                                                                              17,322
                                                                                                        ----------
              HEALTH CARE (0.0%)
              ------------------
              PHARMACEUTICALS (0.0%)
     44,920   Merck & Co., Inc.                                                                              2,869
                                                                                                        ----------
              INDUSTRIALS (0.0%)
              ------------------
              INDUSTRIAL CONGLOMERATES (0.0%)
     55,835   General Electric Co.                                                                           1,430
                                                                                                        ----------

================================================================================

56  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
NUMBER                                                                                                       VALUE
OF SHARES     SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              SEMICONDUCTORS (0.1%)
     63,943   Intel Corp.                                                                               $    2,268
     18,500   QUALCOMM, Inc.                                                                                   984
                                                                                                        ----------
                                                                                                             3,252
                                                                                                        ----------
              Total Information Technology                                                                   3,252
                                                                                                        ----------
              TELECOMMUNICATION SERVICES (0.0%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.0%)
     44,050   AT&T, Inc.                                                                                     1,718
     21,000   Verizon Communications, Inc.                                                                   1,016
                                                                                                        ----------
                                                                                                             2,734
                                                                                                        ----------
              Total Telecommunication Services                                                               2,734
                                                                                                        ----------
              UTILITIES (0.1%)
              ----------------
              ELECTRIC UTILITIES (0.0%)
     27,500   Southern Co.                                                                                   1,318
                                                                                                        ----------
              MULTI-UTILITIES (0.1%)
     44,000   CMS Energy Corp.                                                                               2,035
     15,200   Dominion Resources, Inc.                                                                       1,173
                                                                                                        ----------
                                                                                                             3,208
                                                                                                        ----------
              Total Utilities                                                                                4,526
                                                                                                        ----------
              Total Common Stocks (cost: $31,895)                                                           40,795
                                                                                                        ----------

              PREFERRED STOCKS (1.3%)

              CONSUMER STAPLES (0.3%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.3%)
    200,000   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                                   5,878
    172,520   Dairy Farmers of America, Inc., 7.88%, cumulative
                redeemable, perpetual(b)                                                                    18,454
                                                                                                        ----------
                                                                                                            24,332
                                                                                                        ----------
              Total Consumer Staples                                                                        24,332
                                                                                                        ----------
              FINANCIALS (0.2%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
     40,000   Citigroup Capital XIII, 7.68%                                                                  1,095
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  57

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                                                       VALUE
$(000)/SHARES SECURITY                                                                                       (000)
------------------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (0.1%)
$     5,000   Catlin Insurance Co. Ltd., 4.28%, perpetual(b)                                            $    4,862
                                                                                                        ----------
              REGIONAL BANKS (0.1%)
     10,800   M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                       11,250
                                                                                                        ----------
              Total Financials                                                                              17,207
                                                                                                        ----------
              REAL ESTATE (0.7%)
              ------------------
              REITs - INDUSTRIAL (0.4%)
    344,500   ProLogis, Inc., Series Q, 8.54%, cumulative redeemable, perpetual                             25,859
                                                                                                        ----------
              REITs - RESIDENTIAL (0.3%)
    250,000   Mid-America Apartment Communities, Inc., 8.50%,
                cumulative redeemable, perpetual                                                            16,438
    142,500   Equity Residential Properties Trust, depositary shares,
                Series K, 8.29%, cumulative redeemable, perpetual                                            8,991
                                                                                                        ----------
                                                                                                            25,429
                                                                                                        ----------
              Total Real Estate                                                                             51,288
                                                                                                        ----------
              UTILITIES (0.1%)
              ----------------
              ELECTRIC UTILITIES (0.1%)
    200,000   Entergy Texas, Inc., 5.63%                                                                     5,438
                                                                                                        ----------
              Total Preferred Stocks (cost: $79,037)                                                        98,265
                                                                                                        ----------
              Total Equity Securities (cost: $110,932)                                                     139,060
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON
(000)                                                                       RATE            MATURITY
------------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.1%)

              COMMERCIAL PAPER (0.9%)

              CONSUMER STAPLES (0.2%)
              -----------------------
              PACKAGED FOODS & MEAT (0.2%)
$    11,208   McCormick & Co., Inc.(b),(p)                                  1.25%          8/04/2017        11,207
                                                                                                        ----------
              MATERIALS (0.3%)
              ----------------
              DIVERSIFIED CHEMICALS (0.3%)
      9,100   Ei Du Pont De Nemours(b),(p)                                  1.35           8/03/2017         9,099
     15,475   Ei Du Pont De Nemours(b),(p)                                  1.36           8/09/2017        15,470
                                                                                                        ----------
                                                                                                            24,569
                                                                                                        ----------
              Total Materials                                                                               24,569
                                                                                                        ----------

================================================================================

58  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                     COUPON                            VALUE
(000)         SECURITY                                                      RATE            MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              UTILITIES (0.4%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
$     3,500   Arizona Public Service                                        1.24%          8/01/2017    $    3,500
     11,423   Arizona Public Service                                        1.28           8/11/2017        11,419
      6,665   Eversource Energy(b),(p)                                      1.27           8/08/2017         6,663
     11,000   Southern California Edison Co.(b),(p)                         1.23           8/07/2017        10,998
                                                                                                        ----------
                                                                                                            32,580
                                                                                                        ----------
              Total Utilities                                                                               32,580
                                                                                                        ----------
              Total Commercial Paper                                                                        68,356
                                                                                                        ----------

              VARIABLE-RATE DEMAND NOTES (0.1%)

              MATERIALS (0.1%)
              ----------------
              FOREST PRODUCTS (0.1%)
      9,200   Liberty County IDA                                            1.02          10/01/2028         9,200
                                                                                                        ----------

------------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
  5,002,075   State Street Institutional Treasury Money Market Fund
                Premier Class, 0.92%(q)                                                                      5,002
                                                                                                        ----------
              Total Money Market Instruments (cost: $82,558)                                                82,558
                                                                                                        ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.5%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.5%)
     49,020   Federated Government Obligations Fund Institutional Class, 0.86%(q)                               49
    176,123   Goldman Sachs Financial Square Government Fund
                Institutional Class, 0.91%(q)                                                                  176
 29,899,657   Invesco Government & Agency Portfolio Institutional Class, 0.93%(q)                           29,900
     86,950   Morgan Stanley Institutional Liquidity Funds
                Government Portfolio Institutional Class, 0.88%(q)                                              87
  2,535,290   Western Asset Institutional Government Reserves
                Institutional Class, 0.90%(q)                                                                2,535
                                                                                                        ----------
              Total Short-Term Investments Purchased with Cash Collateral
                from Securities Loaned (cost: $32,747)                                                      32,747
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $7,150,857)                                                      $7,395,577
                                                                                                        ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  59

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                            LEVEL 1             LEVEL 2             LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                          $      -          $3,674,427                  $-       $3,674,427
  Eurodollar and Yankee Obligations                     -           1,294,950                   -        1,294,950
  Foreign Government Obligations                        -              28,749                   -           28,749
  Asset-Backed Securities                               -             135,537                   -          135,537
  Collateralized Loan Obligations                       -              91,001                   -           91,001
  Commercial Mortgage Securities                        -             281,490                   -          281,490
  U.S. Government Agency Issues                         -             263,628                   -          263,628
  U.S. Treasury Securities                        783,453                   -                   -          783,453
  Municipal Bonds                                       -             587,977                   -          587,977

Equity Securities:
  Common Stocks                                    40,795                   -                   -           40,795
  Preferred Stocks                                      -              98,265                   -           98,265

Money Market Instruments:
  Commercial Paper                                      -              68,356                   -           68,356
  Variable-Rate Demand Notes                            -               9,200                   -            9,200
  Government & U.S. Treasury
    Money Market Funds                              5,002                   -                   -            5,002

Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                             32,747                   -                   -           32,747
------------------------------------------------------------------------------------------------------------------
Total                                            $861,997          $6,533,580                  $-       $7,395,577
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

------------------------------------------------------------------------------------------------------------------
                                                 RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                                                                               COLLATERALIZED LOAN
($ IN 000s)                                                                                            OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                                                               $  4,000
Purchases                                                                                                        -
Sales                                                                                                            -
Transfers into Level 3                                                                                           -
Transfers out of Level 3                                                                                    (4,000)
Net realized gain (loss) on investments                                                                          -
Change in net unrealized appreciation/(depreciation) of investments                                              -
------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2017                                                                               $      -
------------------------------------------------------------------------------------------------------------------

================================================================================

60  | USAA INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
                                                 FAIR VALUE LEVEL TRANSFERS
------------------------------------------------------------------------------------------------------------------

For the period of August 1, 2016, through July 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                               TRANSFERS             TRANSFERS          TRANSFERS
                                                            INTO (OUT OF)         INTO (OUT OF)      INTO (OUT OF)
ASSETS ($ IN 000s)                                               LEVEL 1               LEVEL 2            LEVEL 3
------------------------------------------------------------------------------------------------------------------
Collateralized Loan Obligations(I)                                    $-               $ 4,000            $(4,000)
------------------------------------------------------------------------------------------------------------------
Total                                                                 $-               $ 4,000            $(4,000)
------------------------------------------------------------------------------------------------------------------

(I) Transferred from Level 3 to Level 2 due to availability of significant observable inputs.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  61

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 19.2% of net assets at July 31, 2017.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding

================================================================================

62  | USAA INCOME FUND

================================================================================

    loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  63

================================================================================

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR      American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in
             U.S. dollars.
    CAD      Canadian dollars
    CCD      Community College District
    EDA      Economic Development Authority
    ETM      Escrowed to final maturity
    IDA      Industrial Development Authority/Agency
    MTA      Metropolitan Transportation Authority
    PRE      Pre-refunded to a date prior to maturity
    REIT     Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital.
             Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.
    Title XI The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S. merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms. The guarantee carries the full faith and credit of the U.S. government.
    USD      Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a

================================================================================

64  | USAA INCOME FUND

================================================================================

    high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Municipal Corp., Berkshire Hathaway Assurance Corp., or Build America Mutual Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from Export-Import Bank of the United States.

o   SPECIFIC NOTES

    (a) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Fund Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Restricted security that is not registered under the Securities
        Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  65

================================================================================

    (c) The security, or a portion thereof, was out on loan as of July 31, 2017.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2017.

    (e) At July 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (g) At July 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $31,389,000, which included when-issued securities of $26,389,000.

    (h) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2017, was $24,051,000, which represented 0.3% of the Fund's net assets.

    (i) The senior loan will settle after July 31, 2017, at which time the interest rate will be determined.

    (j) In U.S. dollars unless otherwise noted.

    (k) Security was fair valued at July 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $3,338,000, which represented less than 0.1% of the Fund's net assets.

    (l) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with

================================================================================

66  | USAA INCOME FUND

================================================================================

        a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (m) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (n) A portion of the coupon is payable in kind (PIK) 7.35% (6.35% cash, 1.00% PIK).

    (o) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (p) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  67

================================================================================

        investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (q) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

    (r) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    See accompanying notes to financial statements.

================================================================================

68  | USAA INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
       (including securities on loan of $31,672) (cost of $7,150,857)          $7,395,577
   Cash                                                                               913
   Receivables:
       Capital shares sold                                                          9,728
       USAA Asset Management Company (Note 7C)                                          3
       USAA Transfer Agency Company (Note 7D)                                           4
       Dividends and interest                                                      66,670
       Securities sold                                                                 77
       Other                                                                           21
                                                                               ----------
            Total assets                                                        7,472,993
                                                                               ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                            32,747
       Securities purchased                                                        36,078
       Capital shares redeemed                                                      4,002
   Accrued management fees                                                          1,284
   Accrued transfer agent's fees                                                      150
   Other accrued expenses and payables                                                333
                                                                               ----------
            Total liabilities                                                      74,594
                                                                               ----------
                Net assets applicable to capital shares outstanding            $7,398,399
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $7,137,905
   Accumulated undistributed net investment income                                  2,682
   Accumulated net realized gain on investments and futures transactions           13,088
   Net unrealized appreciation of investments                                     244,720
   Net unrealized appreciation of foreign currency translations                         4
                                                                               ----------
                Net assets applicable to capital shares outstanding            $7,398,399
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of
            $3,617,550/274,102 capital shares outstanding, no par value)       $    13.20
                                                                               ==========
       Institutional Shares (net assets of
            $3,644,795/276,356 capital shares outstanding, no par value)       $    13.19
                                                                               ==========
       Adviser Shares (net assets of
            $130,912/9,944 capital shares outstanding, no par value)           $    13.16
                                                                               ==========
       R6 Shares (net assets of
            $5,142/390 capital shares outstanding, no par value)               $    13.19
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  69

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $65)                            $    6,559
   Interest                                                                       263,394
   Securities lending (net)                                                           103
                                                                               ----------
       Total income                                                               270,056
                                                                               ----------
EXPENSES
   Management fees                                                                 13,887
   Administration and servicing fees:
       Fund Shares                                                                  5,146
       Institutional Shares                                                         3,368
       Adviser Shares                                                                 217
       R6 Shares*                                                                       2
   Transfer agent's fees:
       Fund Shares                                                                  3,911
       Institutional Shares                                                         3,368
       Adviser Shares                                                                 138
   Distribution and service fees (Note 7E):
       Adviser Shares                                                                 362
   Custody and accounting fees:
       Fund Shares                                                                    384
       Institutional Shares                                                           373
       Adviser Shares                                                                  15
   Postage:
       Fund Shares                                                                    301
       Institutional Shares                                                           241
       Adviser Shares                                                                  11
   Shareholder reporting fees:
       Fund Shares                                                                     88
       Institutional Shares                                                            19
       Adviser Shares                                                                   2
   Trustees' fees                                                                      32
   Registration fees:
       Fund Shares                                                                    108
       Institutional Shares                                                            68
       Adviser Shares                                                                  13
       R6 Shares*                                                                      22

================================================================================

70  | USAA INCOME FUND

================================================================================

   Professional fees                                                           $      288
   Other                                                                               90
                                                                               ----------
          Total expenses                                                           32,454
   Expenses reimbursed:
       R6 Shares*                                                                     (20)
                                                                               ----------
          Net expenses                                                             32,434
                                                                               ----------
NET INVESTMENT INCOME                                                             237,622
                                                                               ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Unaffiliated transactions                                                   22,313
       Affiliated transactions (Note 9)                                              (488)
       Foreign currency transactions                                                   (6)
       Futures transactions                                                        (1,391)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                               (110,844)
       Foreign currency translations                                                    4
       Futures contracts                                                           (2,234)
                                                                               ----------
          Net realized and unrealized loss                                        (92,646)
                                                                               ----------
   Increase in net assets resulting from operations                            $  144,976
                                                                               ==========

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  71

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------
                                                                      2017              2016
--------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $  237,622        $  221,851
   Net realized gain (loss) on investments                          21,825            (9,600)
   Net realized gain (loss) on foreign currency transactions            (6)                2
   Net realized gain (loss) on futures transactions                 (1,391)            2,090
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                (110,844)          208,874
       Foreign currency translations                                     4                 4
       Futures contracts                                            (2,234)            2,234
                                                                ----------------------------
       Increase in net assets resulting from operations            144,976           425,455
                                                                ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                (116,327)         (118,846)
       Institutional Shares                                       (116,467)          (93,477)
       Adviser Shares                                               (4,547)           (6,333)
       R6 Shares*                                                     (118)                -
                                                                ----------------------------
            Distributions to shareholders                         (237,459)         (218,656)
                                                                ----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                     271,867          (240,621)
   Institutional Shares                                            571,527           775,798
   Adviser Shares                                                  (37,928)          (55,619)
   R6 Shares*                                                        5,000                 -
                                                                ----------------------------
       Total net increase in net assets from capital
            share transactions                                     810,466           479,558
                                                                ----------------------------
   Net increase in net assets                                      717,983           686,357
NET ASSETS
   Beginning of year                                             6,680,416         5,994,059
                                                                ----------------------------
   End of year                                                  $7,398,399        $6,680,416
                                                                ============================
Accumulated undistributed net investment income:
   End of year                                                  $    2,682        $    3,244
                                                                ============================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

72  | USAA INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Income Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek maximum current income without undue risk to principal.

The Fund consists of four classes of shares: Income Fund Shares (Fund Shares), Income Fund Institutional Shares (Institutional Shares), Income Fund Adviser Shares (Adviser Shares), and effective December 1, 2016, a new share class designated Income Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons,

================================================================================

74  | USAA INCOME FUND

================================================================================

    illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6. Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading

================================================================================

76  | USAA INCOME FUND

================================================================================

       date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category is primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at July 31, 2017, did not include master netting provisions.

================================================================================

78  | USAA INCOME FUND

================================================================================

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2017 (IN THOUSANDS)

                                                               CHANGE IN
                                                               UNREALIZED
DERIVATIVES NOT        STATEMENT OF           REALIZED GAIN    APPRECIATION/
ACCOUNTED FOR AS       OPERATIONS             (LOSS) ON        (DEPRECIATION)
HEDGING INSTRUMENTS    LOCATION               DERIVATIVES      ON DERIVATIVES
-----------------------------------------------------------------------------
Interest rate          Net realized gain      $(1,391)         $(2,234)
contracts              (loss) on Futures
                       transactions/ Change
                       in net unrealized
                       appreciation/
                       (depreciation) of
                       Futures contracts
-----------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

    income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

G. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

================================================================================

80  | USAA INCOME FUND

================================================================================

    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of July 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $31,316,000; which included when-issued securities of $26,316,000.

I. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, there were no custodian and other bank credits.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

82  | USAA INCOME FUND

================================================================================

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $52,000, which represents 9.2% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, pay-down gains and losses, REIT return of capital dividend, REIT capital gain dividend, hybrid interest accrual, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $725,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                                     2017                       2016
                                                 ---------------------------------------
Ordinary income*                                 $237,459,000               $218,656,000

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                              $  2,467,000
Undistributed long-term capital gains                                         13,487,000
Unrealized appreciation of investments                                       244,592,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  83

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on REIT return of capital dividend, defaulted bond, perpetual bond, and hybrid interest accrual adjustments.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended July 31, 2017, the Fund utilized capital loss carryforwards of $5,335,000, to offset capital gains. At July 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $1,422,429,000 and $640,221,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $7,150,989,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $306,746,000 and $62,158,000, respectively, resulting in net unrealized appreciation of $244,588,000.

================================================================================

84  | USAA INCOME FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $103,000, which is net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having a fair market value of approximately $31,672,000, and the value of the cash collateral received was $32,747,000.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  85

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                     YEAR ENDED                  YEAR ENDED
                                    JULY 31, 2017               JULY 31, 2016
---------------------------------------------------------------------------------
                                 SHARES        AMOUNT        SHARES        AMOUNT
                                -------------------------------------------------
FUND SHARES:
Shares sold                      61,042      $ 798,768       51,773     $   668,401
Shares issued from
  reinvested dividends            8,485        111,019        8,795         113,222
Shares redeemed                 (48,783)      (637,920)     (80,045)     (1,022,244)
                                ---------------------------------------------------
Net increase (decrease) from
  capital share transactions     20,744      $ 271,867      (19,477)    $  (240,621)
                                ===================================================
INSTITUTIONAL SHARES:
Shares sold                      70,484      $ 921,425       90,549     $ 1,154,944
Shares issued from
  reinvested dividends            8,645        113,016        7,040          90,668
Shares redeemed                 (35,421)      (462,914)     (36,449)       (469,814)
                                ---------------------------------------------------
Net increase from capital
  share transactions             43,708      $ 571,527       61,140     $   775,798
                                ===================================================
ADVISER SHARES:
Shares sold                         395      $   5,169        1,081     $    13,960
Shares issued from
  reinvested dividends              347          4,530          480           6,157
Shares redeemed                  (3,634)       (47,627)      (5,896)        (75,736)
                                ---------------------------------------------------
Net decrease from capital
  share transactions             (2,892)     $ (37,928)      (4,335)    $   (55,619)
                                ===================================================
R6 SHARES (COMMENCED ON
DECEMBER 1, 2016):
Shares sold                         390      $   5,000            -     $         -
Shares issued from
  reinvested dividends                -              -            -               -
Shares redeemed                       -              -            -               -
                                ---------------------------------------------------
Net increase from capital
  share transactions                390      $   5,000            -     $         -
                                ===================================================

================================================================================

86  | USAA INCOME FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. For the year ended July 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category.

    The performance period for each share class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                                   ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                                (IN BASIS POINTS)(1)
--------------------------------------------------------------------------
+/- 20 to 50                                        +/- 4
+/- 51 to 100                                       +/- 5
+/- 101 and greater                                 +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  87

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper A Rated Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $13,887,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $(1,562,000), $(1,147,000), $(77,000), and less than $(500), respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares the performance adjustments were (0.05)%, (0.03)%, (0.05)%, and less than (0.01)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $5,146,000, $3,368,000, $217,000, and $2,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has

================================================================================

88  | USAA INCOME FUND

================================================================================

    approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $164,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without the approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the period from December 1, 2016, to July 31, 2017, the R6 Shares incurred reimbursable expenses of $20,000, of which $3,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $3,911,000, $3,368,000, $138,000, and less than $500, respectively. At July
    31, 2017, the Fund Shares recorded a receivable of $4,000 for SAS adjustments to income distribution payable.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  89

================================================================================

    Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $362,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
------------------------------------------------------------------------------
Cornerstone Conservative                                              0.7
Target Retirement Income                                              0.7
Target Retirement 2020                                                0.9
Target Retirement 2030                                                1.5
Target Retirement 2040                                                1.1
Target Retirement 2050                                                0.3
Target Retirement 2060                                                0.0*

* Represents less than 0.1%

================================================================================

90  | USAA INCOME FUND

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2017, USAA and its affiliates owned 390,000 R6 Shares, which represents 100.0% of the R6 Shares outstanding and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                     COST TO        GAIN (LOSS)
SELLER                 PURCHASER                    PURCHASER         TO SELLER
--------------------------------------------------------------------------------
Income                 High Income                 $ 4,019,000     $ (981,000)
Income                 Intermediate-Term Bond       10,627,000        493,000
High Income            Income                       41,158,000      2,435,000
Real Return            Income                          442,000        (79,000)

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  91

================================================================================

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

92  | USAA INCOME FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                                 ---------------------------------------------------------------------------
                                       2017            2016           2015            2014              2013
                                 ---------------------------------------------------------------------------
Net asset value at
  beginning of period            $    13.40      $    12.99     $    13.28      $    13.10        $    13.43
                                 ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .44             .47            .47             .51               .49
  Net realized and
    unrealized gain (loss)             (.20)            .40           (.27)            .18              (.32)
                                 ---------------------------------------------------------------------------
Total from investment
  operations                            .24             .87            .20             .69               .17
                                 ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.44)           (.46)          (.46)           (.51)             (.47)
  Realized capital gains                  -               -           (.01)           (.00)(a)          (.03)
  Tax return of capital                   -               -           (.02)              -                 -
                                 ---------------------------------------------------------------------------
Total distributions                    (.44)           (.46)          (.49)           (.51)             (.50)
                                 ---------------------------------------------------------------------------
Net asset value at
  end of period                  $    13.20      $    13.40     $    12.99      $    13.28        $    13.10
                                 ===========================================================================
Total return (%)*                      1.91            6.88           1.45            5.43              1.30
Net assets at end of
  period (000)                   $3,617,550      $3,394,088     $3,544,344      $2,859,427        $2,659,263
Ratios to average
  net assets:**
  Expenses (%)(b)                       .49             .51            .53             .59               .58
  Net investment
    income (%)                         3.40            3.61           3.36            3.55              3.53
Portfolio turnover (%)                    9              11             10              14                24

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the year ended July 31, 2017, average net assets were $3,432,002,000.
 (a) Represents less than $0.01 per share.
 (b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          -               -              -               -              (.00%)(+)
     (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  93

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) -
INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,
                                 ---------------------------------------------------------------------------
                                       2017            2016           2015            2014              2013
                                 ---------------------------------------------------------------------------
Net asset value at
  beginning of period            $    13.39      $    12.99     $    13.28      $    13.09        $    13.42
                                 ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .45             .48            .49             .53               .48
  Net realized and
    unrealized gain (loss)             (.20)            .39           (.28)            .19              (.29)
                                 ---------------------------------------------------------------------------
Total from investment
  operations                            .25             .87            .21             .72               .19
                                 ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.45)           (.47)          (.47)           (.53)             (.49)
  Realized capital gains                  -               -           (.01)           (.00)(a)          (.03)
  Tax return of capital                   -               -           (.02)              -                 -
                                 ---------------------------------------------------------------------------
Total distributions                    (.45)           (.47)          (.50)           (.53)             (.52)
                                 ---------------------------------------------------------------------------
Net asset value at
  end of period                  $    13.19      $    13.39     $    12.99      $    13.28        $    13.09
                                 ===========================================================================
Total return (%)*                      1.97            6.89           1.51            5.63              1.42
Net assets at
  end of period (000)            $3,644,795      $3,114,810     $2,227,221      $2,098,035        $1,847,503
Ratios to average
  net assets:**
  Expenses (%)(b)                       .43             .44            .46             .48               .47
  Net investment income (%)            3.45            3.66           3.43            3.65              3.63
Portfolio turnover (%)                    9              11             10              14                24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $3,370,116,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                          -               -              -               -              (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

94  | USAA INCOME FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                            YEAR ENDED JULY 31,
                                 -----------------------------------------------------------------------
                                     2017            2016           2015           2014             2013
                                 -----------------------------------------------------------------------
Net asset value at
  beginning of period            $  13.36        $  12.96       $  13.25        $ 13.08           $13.41
                                 -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .42             .44            .44            .37(a)           .43
  Net realized and
    unrealized gain (loss)           (.21)            .38           (.27)           .28(a)          (.30)
                                 -----------------------------------------------------------------------
Total from investment
  operations                          .21             .82            .17            .65(a)           .13
                                 -----------------------------------------------------------------------
Less distributions from:
  Net investment income              (.41)           (.42)          (.43)          (.48)            (.43)
  Realized capital gains                -               -           (.01)          (.00)(b)         (.03)
  Tax return of capital                 -               -           (.02)             -                -
                                 -----------------------------------------------------------------------
Total distributions                  (.41)           (.42)          (.46)          (.48)            (.46)
                                 -----------------------------------------------------------------------
Net asset value at
  end of period                  $  13.16        $  13.36       $  12.96        $ 13.25           $13.08
                                 =======================================================================
Total return (%)*                    1.67            6.53           1.23           5.11              .99
Net assets at end of
  period (000)                   $130,912        $171,518       $222,494        $42,542           $5,875
Ratios to average
  net assets:**
  Expenses (%)(c)
  Expenses, excluding                 .72             .77            .79(d)         .88              .90
    reimbursements (%)(c)             .72             .77            .79            .88             1.08
  Net investment income (%)          3.17            3.36           3.10           3.13             3.21
Portfolio turnover (%)                  9              11             10             14               24

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $144,557,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                        -               -              -              -             (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares'
    average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  95

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                 PERIOD ENDED
                                                                                   JULY 31,
                                                                                 ------------
                                                                                      2017***
                                                                                 ------------
Net asset value at beginning of period                                              $12.83
                                                                                    ------
Income from investment operations:
  Net investment income                                                                .30
  Net realized and unrealized gain                                                     .36
                                                                                    ------
Total from investment operations                                                       .66
                                                                                    ------
Less distributions from:
  Net investment income                                                               (.30)
                                                                                    ------
Net asset value at end of period                                                    $13.19
                                                                                    ======
Total return (%)*                                                                     5.22
Net assets at end of period (000)                                                   $5,142
Ratios to average net assets:**
  Expenses (%)(a)                                                                      .39
  Expenses, excluding reimbursements (%)(a)                                            .99
  Net investment income (%)(a)                                                        3.50
Portfolio turnover (%)                                                                   9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended July 31, 2017, average net assets were $5,075,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

96  | USAA INCOME FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  97

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE         FEBRUARY 1, 2017 -
                                        FEBRUARY 1, 2017        JULY 31, 2017           JULY 31, 2017
                                        ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,037.80                 $2.53

Hypothetical
  (5% return before expenses)               1,000.00               1,022.32                  2.51

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,038.10                  2.22

Hypothetical
  (5% return before expenses)               1,000.00               1,022.61                  2.21

ADVISER SHARES
Actual                                      1,000.00               1,036.10                  3.48

Hypothetical
  (5% return before expenses)               1,000.00               1,021.37                  3.46

R6 SHARES
Actual                                      1,000.00               1,037.70                  1.97

Hypothetical
  (5% return before expenses)               1,000.00               1,022.86                  1.96

*Expenses are equal to the annualized expense ratio of 0.50% for Fund Shares, 0.44% for Institutional Shares, 0.69% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/ 365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 3.78% for Fund Shares, 3.81% for Institutional Shares, 3.61% for Adviser Shares, and 3.77% for R6 Shares, for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

98  | USAA INCOME FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

                                                        ADVISORY AGREEMENT |  99

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well

================================================================================

100  | USAA INCOME FUND

================================================================================

as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board

================================================================================

                                                       ADVISORY AGREEMENT |  101

================================================================================

took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, five-, and ten-year periods ended December 31, 2016, and below the average of its performance universe for the three-year period ended December 31, 2016, and was above its Lipper index for the one- and ten-year periods ended December 31, 2016, and below its Lipper index for the three- and five-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one-year period ended December 31, 2016, was in the top 50% of its performance universe for the three- and five-year periods ended December 31, 2016, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the

================================================================================

102  | USAA INCOME FUND

================================================================================

Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENT |  103

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

104  | USAA INCOME FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  105

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

106  | USAA INCOME FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  107

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

108  | USAA INCOME FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  109

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

110  | USAA INCOME FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  111

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

112  | USAA INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23423-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA INCOME STOCK FUND]

 ============================================================

         ANNUAL REPORT
         USAA INCOME STOCK FUND
         FUND SHARES o INSTITUTIONAL SHARES o R6 SHARES
         JULY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            8

SHAREHOLDER VOTING RESULTS                                                    15

FINANCIAL INFORMATION

   Distributions to Shareholders                                              16

   Report of Independent Registered
     Public Accounting Firm                                                   17

   Portfolio of Investments                                                   18

   Notes to Portfolio of Investments                                          27

   Financial Statements                                                       29

   Notes to Financial Statements                                              33

EXPENSE EXAMPLE                                                               52

ADVISORY AGREEMENT                                                            54

TRUSTEES' AND OFFICERS' INFORMATION                                           62

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All Rights Reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INCOME STOCK FUND (THE FUND) SEEKS CURRENT INCOME WITH THE PROSPECT OF INCREASING DIVIDEND INCOME AND THE POTENTIAL FOR CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days' written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company            Epoch Investment Partners, Inc.

    JOHN P. TOOHEY, CFA                      ERIC SAPPENFIELD
    DAN DENBOW, CFA                          MICHAEL A. WELHOELTER, CFA
                                             JOHN TOBIN, Ph.D., CFA
                                             KERA VAN VALEN, CFA
                                             WILLIAM W. PRIEST, CFA

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    Initially the reporting period showed little movement among stocks; however, by September 2016, rising speculation regarding the potential for the Federal Reserve (the Fed) to raise interest rates before year-end led to a shift in market leadership away from "bond surrogates" and boosting financial stocks.

    Stocks began an extended rally following the November 2016 U.S. elections, which left Republicans in control of the White House and both houses of Congress. Investors anticipated pro-growth policies from the new administration, including lower taxes and reduced regulation. U.S. Treasury yields increased in the immediate wake of the election and continued to trend higher in the following weeks until stabilizing around year-end 2016. Equities continued to strengthen into 2017, before softening going into March 2017 as the Fed caught markets off-guard by signaling an interest rate increase at its next meeting. The struggle, and ultimate failure of, the Republicans to repeal and replace the Affordable Care Act also dampened investor sentiment as it called into question the party's ability to implement the rest of its agenda. However, the U.S. market soon regained its upward momentum, shrugging off the outlook for slower-than-expected implementation of the reforms promised by the Trump administration. Investor optimism was supported by double-digit growth in corporate earnings, as well as

================================================================================

2  | USAA INCOME STOCK FUND

================================================================================

    by strong economic performance and an easing of geopolitical concerns around nationalist/populist movements in Europe.

    For the reporting period, all broad-based U.S. stock indices finished comfortably in double-digit positive territory, with growth stocks outperforming their value-oriented counterparts. The strongest gains for the reporting period were seen in technology and financial stocks. Interest rate sensitive segments such as real estate and utilities underperformed as investors began to anticipate the normalization of interest rates on the part of the Fed. Energy stocks lagged as well, as crude oil prices dipped in mid-2017.

o HOW DID THE USAA INCOME STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and R6 Shares. For the reporting period ended July 31, 2017, the Fund Shares and Institutional Shares had a total return of 10.71% and 10.76%, respectively. This compares to returns of 13.76% for the Russell 1000(R) Value Index and 13.10% for the Lipper Equity Income Funds Index. The R6 Shares commenced operations on December 1, 2016, and from that time through July 31, 2017, had a total return of 10.36%.

    USAA Asset Management Company (the Manager) is the Investment Adviser for the Fund. The Manager, along with the subadviser, Epoch Investment Partners, Inc. (Epoch), provides day-to-day discretionary management of the Fund's assets. As the investment advisor, the Manager has dedicated resources that support the research, selection and monitoring of sub-advisors.

    Refer to page 9 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   HOW DID THE MANAGER'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    For the reporting period ended July 31, 2017, the portion of the Fund managed by the Manager outperformed the benchmark Russell 1000 Value Index. Relative performance was aided by both overall stock selection and sector weighting decisions. In particular, strong stock selection within financials and an underweight to real estate positively impacted returns. In addition, security selection within telecommunication services and both an underweight to and selection within utilities added to performance. These positive contributions were partially offset by security selection within industrials and consumer discretionary. An overweight to, and negative selection, within health care also detracted from performance.

    Within the portion of the portfolio managed by the Manager, a number of the leading positive contributors to the Fund's relative performance in terms of individual names came from within the financials sector. Specifically, a number of bank stocks benefited from strong loan growth, the prospect of higher interest rates, and improved net interest margins, including PNC Financial Services Group, Inc., JPMorgan Chase & Co., and BB&T Corp. Successful results from the Fed's stress tests announced in late June 2017 and the outlook for a reduced regulatory burden under a new administration also supported bank stocks. Within information technology, shares of HP, Inc. (HP) and Microsoft Corp. (Microsoft) both outperformed. HP has seen its results benefit from a renewed focus on its printer business as well as better-than-expected PC sales, while Microsoft has seen growth in its cloud computing segment while maintaining strength in its traditional software and services business. Finally, property and casualty insurer Progressive Corp. was a leading contributor, as its shares advanced on a strong pricing environment and the company's successful expense control efforts.

    On the downside, multinational oil and gas company Occidental Petroleum Corp. (Occidental) saw its stock price decline in the wake of an acquisition, which was the first major move initiated by the company's new CEO. We believe the market's view of the acquisition and confidence in management will improve over time, and have maintained the overweight position in

================================================================================

4  | USAA INCOME STOCK FUND

================================================================================

    Occidental. Tahoe Resources, Inc. (Tahoe) is a miner with operations in Guatemala, Peru, and Canada. A significant portion of the company's cash flow is generated from its Escobal mine in Guatemala, and Tahoe's share price was negatively impacted as the Escobal mining license was temporarily suspended. We believe the company will ultimately be able to return the asset into production and also expect growth in production from the Peruvian and Canadian assets. Finally, shares of General Electric Co. (GE) fell in the reporting period. Despite having refocused the company on its industrial assets, management has had difficulty convincing investors that it can begin to grow earnings and generate free cash flow. The company has announced a change at the CEO level. We believe the challenges faced by GE are reflected in its current valuation and that the new leadership will lay out a plan that will start to rebuild investor confidence in the company.

    Following the post-election stock market surge, USAA Investments trimmed its industrial sector and banking sub-sector overweights relative to the Russell 1000 Value Index. The portfolio remains underweight in both the utilities and real estate sectors. USAA Investments remains focused on finding the best total return investment opportunities in its dividend stock universe.

o   HOW DID EPOCH'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended July 31, 2017, the portion of the Fund managed by Epoch underperformed relative to the Russell 1000 Value Index. The most significant detractor from returns was an underweight to, and selection within, financials. Overweight positioning with respect to, and selection within, both utilities and consumer staples also detracted from performance. An underweight to energy contributed positively to performance, as did an underweight to, and selection within, health care. Selection within industrials also added to performance.

    Leading individual contributors within the Epoch portfolio included U.S. tobacco company Reynolds American, Inc. (Reynolds). Pricing

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    power, cost savings and relatively low capital expenditures are driving attractive cash flow generation for the entire tobacco space. Reynolds is well positioned to take advantage of the strong industry fundamentals and has increased its exposure to the growing premium and menthol segments. In addition, the stock reacted favorably to the merger with British American Tobacco plc ADR. Within industrials, shares of aerospace and defense giant, Boeing Co.(Boeing) performed strongly in the reporting period. Boeing's stock rose as the company reported strong second quarter earnings and raised its forward guidance. Boeing, the world's largest airplane manufacturer, has seen its operating cash flow benefit notably from successful cost-cutting efforts. Microchip Technology, Inc., a leading supplier of microcontrollers, analog microchips, and memory devices, also outperformed. The company positively revised the timetable for its Atmel Corp. acquisition to increase earnings. In addition, Microchip Technology, Inc. has continued to benefit from a positive demand environment, particularly within the automotive, industrial and Internet of Things segments.

    On the downside, CoreCivic Inc. (CoreCivic), the largest owner of privatized correctional and detention facilities in the United States, was the leading individual detractor. CoreCivic's management indicated that it has been examining the tradeoffs of maintaining its dividend versus funding new investments. Our confidence in the sustainability of the dividend declined as a result and we chose to exit the position. CoreCivic subsequently announced a dividend cut. Verizon Communications, Inc. (Verizon), a leading U.S. provider of telecommunication services, saw its shares pressured by an increasingly competitive environment in the wireless segment, which saw a return to unlimited data offerings from all of the major carriers. In addition, Verizon faced a new wireless competitor in Comcast who, because of a prior contractual agreement, will be offering a mobile virtual network operator on Verizon's network. We believe Verizon's focus on a network-first strategy will allow it to distinguish its offering from the other industry participants over the longer term. Shares of Occidental Petroleum Corp. (Occidental), an integrated oil & gas company, declined as oil and gas prices softened over the first few months of 2017. Occidental is working on improving

================================================================================

6  | USAA INCOME STOCK FUND

================================================================================

    the cash flow coverage of its dividend and capital expenditures, and remains committed to maintaining an attractive dividend.

    In Epoch's view, recent positive equity market returns have largely been based on improving economic activity, stronger corporate profits, and expectations for fiscal stimulus and reforms to taxation and regulation. Epoch remains vigilant in monitoring several key risks and continues to expect a slow-growth environment in coming years due to challenging demographics and excessive debt burdens. Epoch believes that companies with the ability to generate cash flow and allocate that cash effectively should continue to provide attractive returns in this environment.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Dividends are not guaranteed. In any year, dividends may be higher, lower, or not paid at all.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

INVESTMENT OVERVIEW

USAA INCOME STOCK FUND SHARES (FUND SHARES)
(Ticker Symbol: USISX)

--------------------------------------------------------------------------------
                                       7/31/17                       7/31/16
--------------------------------------------------------------------------------
Net Assets                          $1.7 Billion                  $1.6 Billion
Net Asset Value Per Share              $19.68                        $18.18

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
     1 YEAR                         5 YEARS                         10 YEARS
     10.71%                          12.47%                           5.31%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                      0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

8  | USAA INCOME STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                           LIPPER EQUITY            USAA INCOME
                   RUSSELL 1000             INCOME FUNDS            STOCK FUND -
                   VALUE INDEX                 INDEX                FUND SHARES
 7/31/2007          $10,000.00              $10,000.00              $10,000.00
 8/31/2007           10,112.05               10,108.58               10,114.00
 9/30/2007           10,459.38               10,406.29               10,396.00
10/31/2007           10,460.54               10,518.89               10,366.00
11/30/2007            9,949.29               10,055.08                9,811.00
12/31/2007            9,853.08                9,963.95                9,721.00
 1/31/2008            9,458.43                9,510.49                9,343.00
 2/29/2008            9,062.15                9,201.43                8,925.00
 3/31/2008            8,994.01                9,109.41                8,802.00
 4/30/2008            9,432.43                9,522.75                9,202.00
 5/31/2008            9,417.45                9,607.89                9,170.00
 6/30/2008            8,516.00                8,745.34                8,296.00
 7/31/2008            8,485.26                8,678.98                8,270.00
 8/31/2008            8,629.41                8,772.98                8,422.00
 9/30/2008            7,995.39                8,079.90                7,876.00
10/31/2008            6,611.29                6,760.96                6,528.00
11/30/2008            6,137.20                6,307.29                6,123.00
12/31/2008            6,222.39                6,436.38                6,258.00
 1/31/2009            5,506.88                5,855.28                5,636.00
 2/28/2009            4,771.10                5,210.77                4,933.00
 3/31/2009            5,179.05                5,636.86                5,290.00
 4/30/2009            5,734.20                6,170.81                5,748.00
 5/31/2009            6,088.78                6,535.17                6,038.00
 6/30/2009            6,043.81                6,522.13                5,998.00
 7/31/2009            6,538.51                7,017.79                6,445.00
 8/31/2009            6,880.51                7,330.73                6,716.00
 9/30/2009            7,146.34                7,550.03                6,925.00
10/31/2009            6,927.63                7,427.59                6,796.00
11/30/2009            7,318.09                7,821.90                7,156.00
12/31/2009            7,447.60                7,971.69                7,294.00
 1/31/2010            7,238.14                7,716.75                7,083.00
 2/28/2010            7,466.61                7,923.98                7,274.00
 3/31/2010            7,952.69                8,372.72                7,699.00
 4/30/2010            8,158.47                8,481.60                7,794.00
 5/31/2010            7,487.88                7,843.94                7,158.00
 6/30/2010            7,066.35                7,458.89                6,751.00
 7/31/2010            7,544.73                7,987.75                7,204.00
 8/31/2010            7,221.90                7,678.07                6,936.00
 9/30/2010            7,782.20                8,292.53                7,538.00
10/31/2010            8,015.71                8,540.32                7,848.00
11/30/2010            7,973.29                8,500.87                7,779.00
12/31/2010            8,602.42                9,090.68                8,245.00
 1/31/2011            8,797.01                9,289.60                8,493.00
 2/28/2011            9,121.49                9,592.78                8,845.00
 3/31/2011            9,157.72                9,622.72                8,845.00
 4/30/2011            9,401.57                9,933.64                9,184.00
 5/31/2011            9,302.24                9,843.03                9,080.00
 6/30/2011            9,111.51                9,672.50                8,944.00
 7/31/2011            8,809.29                9,390.22                8,687.00
 8/31/2011            8,259.54                8,913.22                8,188.00
 9/30/2011            7,635.34                8,314.83                7,652.00
10/31/2011            8,509.52                9,145.37                8,445.00
11/30/2011            8,465.42                9,163.57                8,473.00
12/31/2011            8,636.01                9,332.34                8,556.00
 1/31/2012            8,962.71                9,629.55                8,863.00
 2/29/2012            9,319.99                9,974.81                9,227.00
 3/31/2012            9,596.28               10,198.65                9,489.00
 4/30/2012            9,498.42               10,161.23                9,404.00
 5/31/2012            8,941.42                9,580.91                8,872.00
 6/30/2012            9,385.36                9,982.86                9,241.00
 7/31/2012            9,482.49               10,146.16                9,325.00
 8/31/2012            9,688.38               10,313.40                9,508.00
 9/30/2012            9,995.91               10,541.47                9,682.00
10/31/2012            9,946.84               10,474.10                9,548.00
11/30/2012            9,942.71               10,493.46                9,569.00
12/31/2012           10,148.07               10,610.69                9,642.00
 1/31/2013           10,807.65               11,180.44               10,181.00
 2/28/2013           10,962.78               11,306.45               10,302.00
 3/31/2013           11,397.09               11,733.97               10,692.00
 4/30/2013           11,569.43               12,004.62               10,977.00
 5/31/2013           11,866.37               12,160.99               11,219.00
 6/30/2013           11,761.78               12,031.23               11,088.00
 7/31/2013           12,396.84               12,585.03               11,646.00
 8/31/2013           11,926.55               12,193.27               11,281.00
 9/30/2013           12,225.31               12,531.71               11,576.00
10/31/2013           12,760.70               13,044.32               12,107.00
11/30/2013           13,116.70               13,344.61               12,344.00
12/31/2013           13,448.90               13,655.91               12,633.00
 1/31/2014           12,971.27               13,134.41               12,212.00
 2/28/2014           13,532.19               13,684.92               12,633.00
 3/31/2014           13,855.25               13,934.70               12,938.00
 4/30/2014           13,986.91               14,074.67               13,095.00
 5/31/2014           14,191.75               14,318.78               13,289.00
 6/30/2014           14,562.45               14,641.16               13,606.00
 7/31/2014           14,314.29               14,323.62               13,284.00
 8/31/2014           14,840.41               14,811.51               13,771.00
 9/30/2014           14,534.28               14,549.86               13,524.00
10/31/2014           14,860.81               14,827.14               13,810.00
11/30/2014           15,165.09               15,156.81               14,157.00
12/31/2014           15,258.11               15,116.12               14,129.00
 1/31/2015           14,648.19               14,633.76               13,625.00
 2/28/2015           15,357.01               15,343.56               14,222.00
 3/31/2015           15,147.96               15,114.14               13,861.00
 4/30/2015           15,289.58               15,292.26               14,150.00
 5/31/2015           15,473.33               15,394.94               14,244.00
 6/30/2015           15,164.37               15,022.53               13,760.00
 7/31/2015           15,230.86               15,206.42               13,988.00
 8/31/2015           14,323.76               14,315.73               13,241.00
 9/30/2015           13,891.33               13,933.22               12,990.00
10/31/2015           14,939.47               14,957.90               13,956.00
11/30/2015           14,996.65               14,940.61               13,908.00
12/31/2015           14,674.14               14,668.85               13,668.00
 1/31/2016           13,915.92               14,085.06               13,232.00
 2/29/2016           13,912.37               14,112.99               13,356.00
 3/31/2016           14,914.55               15,029.80               14,196.00
 4/30/2016           15,227.85               15,221.33               14,304.00
 5/31/2016           15,464.37               15,422.82               14,495.00
 6/30/2016           15,598.10               15,578.90               14,840.00
 7/31/2016           16,051.00               15,985.44               15,156.00
 8/31/2016           16,174.76               16,032.87               15,081.00
 9/30/2016           16,141.04               15,968.81               14,996.00
10/31/2016           15,891.23               15,710.12               14,762.00
11/30/2016           16,798.85               16,381.86               15,256.00
12/31/2016           17,218.70               16,772.55               15,595.00
 1/31/2017           17,341.36               16,912.61               15,722.00
 2/28/2017           17,964.51               17,508.35               16,279.00
 3/31/2017           17,781.51               17,447.98               16,272.00
 4/30/2017           17,748.14               17,532.55               16,289.00
 5/31/2017           17,730.74               17,658.43               16,492.00
 6/30/2017           18,020.59               17,826.20               16,575.00
 7/31/2017           18,260.09               18,080.03               16,779.00

                                   [END CHART]

                       Data from 7/31/07 through 7/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

o The unmanaged Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA INCOME STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIISX)

--------------------------------------------------------------------------------
                                       7/31/17                       7/31/16
--------------------------------------------------------------------------------
Net Assets                           $1.1 Billion                 $1.2 Billion
Net Asset Value Per Share               $19.66                       $18.16

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                  SINCE INCEPTION 8/01/08
    10.76%                   12.55%                           8.34%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                      0.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

10  | USAA INCOME STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                               USAA INCOME STOCK
                 RUSSELL 1000        LIPPER EQUITY INCOME     FUND INSTITUTIONAL
                 VALUE INDEX             FUNDS INDEX                SHARES
 7/31/2008       $10,000.00              $10,000.00              $10,000.00
 8/31/2008        10,169.88               10,108.31               10,208.00
 9/30/2008         9,422.68                9,309.73                9,550.00
10/31/2008         7,791.50                7,790.03                7,915.00
11/30/2008         7,232.78                7,267.31                7,424.00
12/31/2008         7,333.17                7,416.05                7,586.00
 1/31/2009         6,489.93                6,746.50                6,839.00
 2/28/2009         5,622.81                6,003.90                5,986.00
 3/31/2009         6,103.58                6,494.84                6,424.00
 4/30/2009         6,757.83                7,110.06                6,972.00
 5/31/2009         7,175.71                7,529.88                7,333.00
 6/30/2009         7,122.72                7,514.85                7,281.00
 7/31/2009         7,705.72                8,085.96                7,833.00
 8/31/2009         8,108.77                8,446.54                8,153.00
 9/30/2009         8,422.06                8,699.21                8,413.00
10/31/2009         8,164.31                8,558.14                8,264.00
11/30/2009         8,624.47                9,012.47                8,702.00
12/31/2009         8,777.10                9,185.06                8,872.00
 1/31/2010         8,530.25                8,891.31                8,607.00
 2/28/2010         8,799.51                9,130.08                8,847.00
 3/31/2010         9,372.36                9,647.12                9,361.00
 4/30/2010         9,614.87                9,772.58                9,477.00
 5/31/2010         8,824.57                9,037.85                8,703.00
 6/30/2010         8,327.80                8,594.20                8,212.00
 7/31/2010         8,891.57                9,203.56                8,763.00
 8/31/2010         8,511.11                8,846.75                8,438.00
 9/30/2010         9,171.43                9,554.73                9,176.00
10/31/2010         9,446.63                9,840.23                9,554.00
11/30/2010         9,396.63                9,794.78                9,478.00
12/31/2010        10,138.07               10,474.37               10,041.00
 1/31/2011        10,367.40               10,703.56               10,344.00
 2/28/2011        10,749.80               11,052.89               10,773.00
 3/31/2011        10,792.50               11,087.38               10,778.00
 4/30/2011        11,079.89               11,445.63               11,192.00
 5/31/2011        10,962.82               11,341.23               11,065.00
 6/30/2011        10,738.04               11,144.74               10,913.00
 7/31/2011        10,381.87               10,819.50               10,592.00
 8/31/2011         9,733.98               10,269.90                9,991.00
 9/30/2011         8,998.35                9,580.42                9,342.00
10/31/2011        10,028.59               10,537.38               10,302.00
11/30/2011         9,976.61               10,558.35               10,336.00
12/31/2011        10,177.66               10,752.80               10,441.00
 1/31/2012        10,562.68               11,095.25               10,817.00
 2/29/2012        10,983.74               11,493.06               11,269.00
 3/31/2012        11,309.35               11,750.97               11,584.00
 4/30/2012        11,194.02               11,707.86               11,482.00
 5/31/2012        10,537.59               11,039.21               10,839.00
 6/30/2012        11,060.78               11,502.34               11,294.00
 7/31/2012        11,175.25               11,690.49               11,388.00
 8/31/2012        11,417.89               11,883.19               11,612.00
 9/30/2012        11,780.32               12,145.97               11,829.00
10/31/2012        11,722.49               12,068.35               11,673.00
11/30/2012        11,717.62               12,090.66               11,699.00
12/31/2012        11,959.64               12,225.73               11,787.00
 1/31/2013        12,736.97               12,882.21               12,446.00
 2/28/2013        12,919.79               13,027.39               12,594.00
 3/31/2013        13,431.63               13,519.99               13,075.00
 4/30/2013        13,634.74               13,831.83               13,414.00
 5/31/2013        13,984.68               14,012.00               13,719.00
 6/30/2013        13,861.42               13,862.49               13,562.00
 7/31/2013        14,609.85               14,500.59               14,245.00
 8/31/2013        14,055.60               14,049.20               13,798.00
 9/30/2013        14,407.70               14,439.15               14,154.00
10/31/2013        15,038.66               15,029.79               14,813.00
11/30/2013        15,458.21               15,375.78               15,103.00
12/31/2013        15,849.72               15,734.46               15,450.00
 1/31/2014        15,286.83               15,133.58               14,936.00
 2/28/2014        15,947.87               15,767.89               15,450.00
 3/31/2014        16,328.60               16,055.68               15,827.00
 4/30/2014        16,483.77               16,216.96               16,018.00
 5/31/2014        16,725.18               16,498.23               16,265.00
 6/30/2014        17,162.05               16,869.68               16,656.00
 7/31/2014        16,869.59               16,503.80               16,261.00
 8/31/2014        17,489.63               17,065.95               16,858.00
 9/30/2014        17,128.86               16,764.48               16,549.00
10/31/2014        17,513.67               17,083.97               16,909.00
11/30/2014        17,872.27               17,463.82               17,334.00
12/31/2014        17,981.90               17,416.92               17,294.00
 1/31/2015        17,263.10               16,861.14               16,685.00
 2/28/2015        18,098.45               17,678.98               17,418.00
 3/31/2015        17,852.08               17,414.65               16,967.00
 4/30/2015        18,018.99               17,619.87               17,331.00
 5/31/2015        18,235.53               17,738.18               17,446.00
 6/30/2015        17,871.43               17,309.09               16,845.00
 7/31/2015        17,949.78               17,520.98               17,135.00
 8/31/2015        16,880.75               16,494.71               16,219.00
 9/30/2015        16,371.12               16,053.98               15,914.00
10/31/2015        17,606.37               17,234.62               17,097.00
11/30/2015        17,673.76               17,214.71               17,029.00
12/31/2015        17,293.67               16,901.58               16,738.00
 1/31/2016        16,400.10               16,228.93               16,213.00
 2/29/2016        16,395.92               16,261.11               16,364.00
 3/31/2016        17,577.01               17,317.46               17,388.00
 4/30/2016        17,946.24               17,538.16               17,520.00
 5/31/2016        18,224.98               17,770.31               17,765.00
 6/30/2016        18,382.58               17,950.15               18,189.00
 7/31/2016        18,916.32               18,418.57               18,567.00
 8/31/2016        19,062.18               18,473.22               18,475.00
 9/30/2016        19,022.45               18,399.40               18,373.00
10/31/2016        18,728.04               18,101.34               18,085.00
11/30/2016        19,797.68               18,875.32               18,701.00
12/31/2016        20,292.48               19,325.48               19,110.00
 1/31/2017        20,437.04               19,486.86               19,265.00
 2/28/2017        21,171.42               20,173.27               19,948.00
 3/31/2017        20,955.75               20,103.72               19,941.00
 4/30/2017        20,916.43               20,201.15               19,961.00
 5/31/2017        20,895.93               20,346.20               20,211.00
 6/30/2017        21,237.52               20,539.51               20,324.00
 7/31/2017        21,519.78               20,831.97               20,564.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA INCOME STOCK FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URISX)

--------------------------------------------------------------------------------
                                                                     7/31/17
--------------------------------------------------------------------------------
Net Assets                                                         $5.4 Million
Net Asset Value Per Share                                             $19.67

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/17
--------------------------------------------------------------------------------
                           SINCE INCEPTION 12/01/16**
                                     10.36%

--------------------------------------------------------------------------------
                                EXPENSE RATIOS***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT          0.71%   AFTER REIMBURSEMENT          0.65%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios are reported in the Fund's prospectus dated December 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.65% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the R6 Shares is lower than 0.65%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      LIPPER EQUITY             USAA INCOME STOCK           RUSSELL 1000
                    INCOME FUNDS INDEX            FUND R6 SHARES             VALUE INDEX
12/1/2016              $10,000.00                   $10,000.00               $10,000.00
12/31/2016              10,238.49                    10,251.00                10,249.92
1/31/2017               10,323.99                    10,334.00                10,322.94
2/28/2017               10,687.65                    10,700.00                10,693.89
3/31/2017               10,650.79                    10,698.00                10,584.95
4/30/2017               10,702.42                    10,709.00                10,565.09
5/31/2017               10,779.26                    10,843.00                10,554.73
6/30/2017               10,881.67                    10,901.00                10,727.27
7/31/2017               11,036.62                    11,036.00                10,869.84

                                   [END CHART]

                    Data from 11/30/16 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund R6 Shares to the Fund's benchmarks listed above (see page 9 for benchmark definitions).

*The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/17 o
                                (% of Net Assets)

JPMorgan Chase & Co. ..........................................   2.5%
Johnson & Johnson .............................................   2.2%
Pfizer, Inc. ..................................................   2.2%
AbbVie, Inc. ..................................................   2.0%
Microsoft Corp. ...............................................   1.9%
Merck & Co., Inc. .............................................   1.8%
Occidental Petroleum Corp. ....................................   1.8%
Procter & Gamble Co. ..........................................   1.6%
Cisco Systems, Inc. ...........................................   1.6%
Duke Energy Corp. .............................................   1.5%

                        o SECTOR ALLOCATION* - 7/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                        16.0%
INFORMATION TECHNOLOGY                                            13.2%
INDUSTRIALS                                                       13.2%
CONSUMER STAPLES                                                  11.8%
HEALTH CARE                                                       11.3%
UTILITIES                                                          9.1%
ENERGY                                                             7.7%
TELECOMMUNICATION SERVICES                                         5.2%
CONSUMER DISCRETIONARY                                             5.2%
MATERIALS                                                          2.5%
REAL ESTATE                                                        2.1%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 18-26.

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                         NUMBER OF SHARES VOTING
-------------------------------------------------------------------------
TRUSTEES                           FOR                    VOTES WITHHELD
-------------------------------------------------------------------------
Daniel S. McNamara            9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.        9,714,117,381                 352,502,522
Jefferson C. Boyce            9,717,710,105                 348,909,798
Dawn M. Hawley                9,714,577,808                 352,042,095
Paul L. McNamara              9,668,206,065                 398,413,838
Richard Y. Newton III         9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.     9,715,801,431                 350,818,472
Michael F. Reimherr           9,711,558,498                 355,061,405

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  15

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

                      DIVIDEND RECEIVED
                     DEDUCTION (CORPORATE                   QUALIFIED INTEREST
                       SHAREHOLDERS)(1)                          INCOME
                     ---------------------------------------------------------
                            100%                                 $417,000
                     ---------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INCOME STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Stock Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Stock Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  17

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.3%)

              COMMON STOCKS (97.3%)

              CONSUMER DISCRETIONARY (5.2%)
              -----------------------------
              ADVERTISING (0.5%)
    175,215   Omnicom Group, Inc.                                                             $   13,796
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.3%)
    164,900   Magna International, Inc.                                                            7,864
                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.7%)
    124,069   Daimler AG ADR                                                                       8,693
    804,000   Ford Motor Co.                                                                       9,021
                                                                                              ----------
                                                                                                  17,714
                                                                                              ----------
              DISTRIBUTORS (0.4%)
    125,368   Genuine Parts Co.                                                                   10,647
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (0.9%)
    173,054   Home Depot, Inc.                                                                    25,889
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.3%)
    131,089   Carnival Corp.                                                                       8,754
                                                                                              ----------
              MOVIES & ENTERTAINMENT (0.6%)
    407,283   Regal Entertainment Group "A"(a)                                                     7,747
     75,351   Time Warner, Inc.                                                                    7,717
                                                                                              ----------
                                                                                                  15,464
                                                                                              ----------
              RESTAURANTS (1.5%)
    161,744   Brinker International, Inc.                                                          5,737
    235,520   McDonald's Corp.                                                                    36,539
                                                                                              ----------
                                                                                                  42,276
                                                                                              ----------
              Total Consumer Discretionary                                                       142,404
                                                                                              ----------
              CONSUMER STAPLES (11.8%)
              ------------------------
              AGRICULTURAL PRODUCTS (0.2%)
     61,100   Bunge Ltd.                                                                           4,790
                                                                                              ----------
              BREWERS (0.4%)
    121,470   Molson Coors Brewing Co. "B"                                                        10,808
                                                                                              ----------

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              DRUG RETAIL (0.6%)
    106,530   CVS Health Corp.                                                                $    8,515
     84,800   Walgreens Boots Alliance, Inc.                                                       6,841
                                                                                              ----------
                                                                                                  15,356
                                                                                              ----------
              FOOD RETAIL (0.2%)
    212,700   Kroger Co.                                                                           5,215
                                                                                              ----------
              HOUSEHOLD PRODUCTS (2.7%)
     98,735   Colgate-Palmolive Co.                                                                7,129
    190,325   Kimberly-Clark Corp.                                                                23,441
    493,563   Procter & Gamble Co.                                                                44,825
                                                                                              ----------
                                                                                                  75,395
                                                                                              ----------
              HYPERMARKETS & SUPER CENTERS (1.4%)
    499,280   Wal-Mart Stores, Inc.                                                               39,938
                                                                                              ----------
              PACKAGED FOODS & MEAT (1.4%)
    154,300   B&G Foods, Inc.(a)                                                                   5,593
    247,488   Campbell Soup Co.                                                                   13,075
    235,146   Kraft Heinz Co.                                                                     20,566
                                                                                              ----------
                                                                                                  39,234
                                                                                              ----------
              PERSONAL PRODUCTS (0.8%)
    374,200   Unilever N.V.                                                                       21,767
                                                                                              ----------
              SOFT DRINKS (1.6%)
    300,753   Coca-Cola Co.                                                                       13,786
    261,779   Coca-Cola European Partners plc                                                     11,317
    158,272   PepsiCo, Inc.                                                                       18,456
                                                                                              ----------
                                                                                                  43,559
                                                                                              ----------
              TOBACCO (2.5%)
    331,283   Altria Group, Inc.                                                                  21,523
    229,265   British American Tobacco plc ADR                                                    14,334
    275,925   Philip Morris International, Inc.                                                   32,203
                                                                                              ----------
                                                                                                  68,060
                                                                                              ----------
              Total Consumer Staples                                                             324,122
                                                                                              ----------
              ENERGY (7.7%)
              -------------
              INTEGRATED OIL & GAS (4.9%)
    342,100   Chevron Corp.                                                                       37,354
    318,095   Exxon Mobil Corp.                                                                   25,460
    808,127   Occidental Petroleum Corp.                                                          50,047
    371,017   Royal Dutch Shell plc ADR "A"                                                       20,974
                                                                                              ----------
                                                                                                 133,835
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              OIL & GAS DRILLING (0.2%)
    125,345   Helmerich & Payne, Inc.(a)                                                      $    6,345
                                                                                              ----------
              OIL & GAS EQUIPMENT & SERVICES (0.7%)
    158,035   Halliburton Co.                                                                      6,707
    194,900   Schlumberger Ltd.                                                                   13,370
                                                                                              ----------
                                                                                                  20,077
                                                                                              ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.8%)
    216,100   ConocoPhillips                                                                       9,804
    408,800   Marathon Oil Corp.                                                                   5,000
    340,800   Peyto Exploration & Dev. Corp.                                                       6,108
                                                                                              ----------
                                                                                                  20,912
                                                                                              ----------
              OIL & GAS REFINING & MARKETING (0.2%)
    200,000   Keyera Corp.                                                                         6,250
                                                                                              ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.9%)
    667,763   Enterprise Products Partners, LP                                                    18,163
    242,020   Williams Companies, Inc.                                                             7,692
                                                                                              ----------
                                                                                                  25,855
                                                                                              ----------
              Total Energy                                                                       213,274
                                                                                              ----------
              FINANCIALS (16.0%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.1%)
    288,700   Bank of New York Mellon Corp.                                                       15,310
     33,128   BlackRock, Inc.                                                                     14,130
                                                                                              ----------
                                                                                                  29,440
                                                                                              ----------
              CONSUMER FINANCE (0.6%)
    517,133   Synchrony Financial                                                                 15,679
                                                                                              ----------
              DIVERSIFIED BANKS (5.5%)
  1,668,400   Bank of America Corp.                                                               40,242
    100,684   Commonwealth Bank of Australia ADR                                                   6,758
    735,300   JPMorgan Chase & Co.                                                                67,501
    499,001   U.S. Bancorp                                                                        26,337
    183,830   Wells Fargo & Co.                                                                    9,916
                                                                                              ----------
                                                                                                 150,754
                                                                                              ----------
              INSURANCE BROKERS (1.2%)
    338,428   Arthur J. Gallagher & Co.                                                           19,896
    166,941   Marsh & McLennan Companies, Inc.                                                    13,017
                                                                                              ----------
                                                                                                  32,913
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (0.5%)
    320,500   Morgan Stanley                                                                      15,031
                                                                                              ----------

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              LIFE & HEALTH INSURANCE (0.4%)
    194,100   MetLife, Inc.                                                                   $   10,676
                                                                                              ----------
              MULTI-LINE INSURANCE (0.4%)
    572,275   Allianz SE ADR                                                                      12,218
                                                                                              ----------
              PROPERTY & CASUALTY INSURANCE (2.5%)
    135,900   Allstate Corp.                                                                      12,367
    191,200   Chubb Ltd.                                                                          28,003
    399,900   Progressive Corp.                                                                   18,847
    222,500   XL Group Ltd.                                                                        9,879
                                                                                              ----------
                                                                                                  69,096
                                                                                              ----------
              REGIONAL BANKS (2.8%)
     77,590   BB&T Corp.                                                                           3,672
    544,300   Fifth Third Bancorp                                                                 14,533
    763,200   KeyCorp                                                                             13,768
     74,052   M&T Bank Corp.                                                                      12,082
    510,566   People's United Financial, Inc.                                                      8,904
    177,300   PNC Financial Services Group, Inc.                                                  22,836
                                                                                              ----------
                                                                                                  75,795
                                                                                              ----------
              SPECIALIZED FINANCE (1.0%)
    232,880   CME Group, Inc.                                                                     28,556
                                                                                              ----------
              Total Financials                                                                   440,158
                                                                                              ----------
              HEALTH CARE (11.3%)
              -------------------
              BIOTECHNOLOGY (2.2%)
    777,153   AbbVie, Inc.                                                                        54,331
     64,800   Gilead Sciences, Inc.                                                                4,930
                                                                                              ----------
                                                                                                  59,261
                                                                                              ----------
              HEALTH CARE EQUIPMENT (1.5%)
    175,000   Abbott Laboratories                                                                  8,607
    399,324   Medtronic plc                                                                       33,531
                                                                                              ----------
                                                                                                  42,138
                                                                                              ----------
              MANAGED HEALTH CARE (0.7%)
    101,212   UnitedHealth Group, Inc.                                                            19,413
                                                                                              ----------
              PHARMACEUTICALS (6.9%)
    464,096   Johnson & Johnson                                                                   61,595
    788,914   Merck & Co., Inc.                                                                   50,396
    197,500   Novartis AG ADR                                                                     16,827
  1,823,850   Pfizer, Inc.                                                                        60,479
                                                                                              ----------
                                                                                                 189,297
                                                                                              ----------
              Total Health Care                                                                  310,109
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INDUSTRIALS (13.2%)
              -------------------
              AEROSPACE & DEFENSE (4.3%)
    107,442   Boeing Co.                                                                      $   26,050
     62,359   General Dynamics Corp.                                                              12,243
     72,281   Lockheed Martin Corp.                                                               21,116
    149,946   Raytheon Co.                                                                        25,756
    280,687   United Technologies Corp.                                                           33,281
                                                                                              ----------
                                                                                                 118,446
                                                                                              ----------
              AIR FREIGHT & LOGISTICS (0.8%)
    210,170   United Parcel Service, Inc. "B"                                                     23,180
                                                                                              ----------
              BUILDING PRODUCTS (0.4%)
    293,581   Johnson Controls International plc                                                  11,435
                                                                                              ----------
              COMMERCIAL PRINTING (0.4%)
    135,112   Deluxe Corp.                                                                         9,755
                                                                                              ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
     76,000   Caterpillar, Inc.                                                                    8,660
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (1.8%)
    436,621   Eaton Corp. plc                                                                     34,166
    235,146   Emerson Electric Co.                                                                14,017
                                                                                              ----------
                                                                                                  48,183
                                                                                              ----------
              ENVIRONMENTAL & FACILITIES SERVICES (1.3%)
    331,400   Republic Services, Inc.                                                             21,282
    176,684   Waste Management, Inc.                                                              13,278
                                                                                              ----------
                                                                                                  34,560
                                                                                              ----------
              INDUSTRIAL CONGLOMERATES (2.7%)
    114,975   3M Co.                                                                              23,129
  1,617,603   General Electric Co.                                                                41,427
     81,846   Honeywell International, Inc.                                                       11,141
                                                                                              ----------
                                                                                                  75,697
                                                                                              ----------
              INDUSTRIAL MACHINERY (0.7%)
     56,200   Parker-Hannifin Corp.                                                                9,328
     77,500   Stanley Black & Decker, Inc.                                                        10,904
                                                                                              ----------
                                                                                                  20,232
                                                                                              ----------
              RAILROADS (0.5%)
    132,800   Union Pacific Corp.                                                                 13,673
                                                                                              ----------
              Total Industrials                                                                  363,821
                                                                                              ----------

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (13.2%)
              ------------------------------
              COMMUNICATIONS EQUIPMENT (1.6%)
  1,388,280   Cisco Systems, Inc.                                                             $   43,661
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.2%)
    178,633   Automatic Data Processing, Inc.                                                     21,241
    213,710   Paychex, Inc.                                                                       12,363
                                                                                              ----------
                                                                                                  33,604
                                                                                              ----------
              IT CONSULTING & OTHER SERVICES (0.1%)
     24,791   DXC Technology Co.                                                                   1,943
                                                                                              ----------
              SEMICONDUCTORS (4.9%)
    148,439   Analog Devices, Inc.                                                                11,728
    488,485   Cypress Semiconductor Corp.                                                          6,937
    800,872   Intel Corp.                                                                         28,407
    441,600   Maxim Integrated Products, Inc.                                                     20,066
    131,214   Microchip Technology, Inc.                                                          10,502
    576,780   QUALCOMM, Inc.                                                                      30,679
    342,686   Texas Instruments, Inc.                                                             27,888
                                                                                              ----------
                                                                                                 136,207
                                                                                              ----------
              SYSTEMS SOFTWARE (3.0%)
    705,746   Microsoft Corp.                                                                     51,308
    651,848   Oracle Corp.                                                                        32,547
                                                                                              ----------
                                                                                                  83,855
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.4%)
    181,971   Apple, Inc.                                                                         27,065
  1,324,700   HP, Inc.                                                                            25,302
    154,750   Western Digital Corp.                                                               13,172
                                                                                              ----------
                                                                                                  65,539
                                                                                              ----------
              Total Information Technology                                                       364,809
                                                                                              ----------
              MATERIALS (2.5%)
              ----------------
              DIVERSIFIED CHEMICALS (1.5%)
    516,273   Dow Chemical Co.                                                                    33,165
    348,400   Huntsman Corp.                                                                       9,275
                                                                                              ----------
                                                                                                  42,440
                                                                                              ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
     79,898   Agrium, Inc.                                                                         7,998
                                                                                              ----------
              GOLD (0.3%)
  1,290,900   Tahoe Resources, Inc.                                                                7,061
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              PAPER PACKAGING (0.4%)
    263,078   Bemis Co., Inc.                                                                 $   11,146
                                                                                              ----------
              Total Materials                                                                     68,645
                                                                                              ----------
              REAL ESTATE (2.1%)
              ------------------
              REITs - HEALTH CARE (0.8%)
    313,745   Welltower, Inc.                                                                     23,026
                                                                                              ----------
              REITs - INDUSTRIAL (0.1%)
    123,800   Duke Realty Corp.                                                                    3,539
                                                                                              ----------
              REITs - OFFICE (0.1%)
     21,900   Boston Properties, Inc.                                                              2,648
                                                                                              ----------
              REITs - RESIDENTIAL (0.1%)
     39,900   Equity Residential                                                                   2,716
                                                                                              ----------
              REITs - RETAIL (0.1%)
     13,500   Simon Property Group, Inc.                                                           2,140
                                                                                              ----------
              REITs - SPECIALIZED (0.9%)
     43,522   Public Storage                                                                       8,947
    405,335   Iron Mountain, Inc.                                                                 14,766
                                                                                              ----------
                                                                                                  23,713
                                                                                              ----------
              Total Real Estate                                                                   57,782
                                                                                              ----------
              TELECOMMUNICATION SERVICES (5.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (2.9%)
    828,379   AT&T, Inc.                                                                          32,306
    376,104   CenturyLink, Inc.(a)                                                                 8,752
    826,215   Verizon Communications, Inc.                                                        39,989
                                                                                              ----------
                                                                                                  81,047
                                                                                              ----------
              WIRELESS TELECOMMUNICATION SERVICES (2.3%)
    430,900   Rogers Communications, Inc. "B"                                                     22,407
  1,341,170   Vodafone Group plc ADR                                                              39,806
                                                                                              ----------
                                                                                                  62,213
                                                                                              ----------
              Total Telecommunication Services                                                   143,260
                                                                                              ----------
              UTILITIES (9.1%)
              ----------------
              ELECTRIC UTILITIES (5.4%)
    139,350   American Electric Power Co., Inc.                                                    9,830
    487,927   Duke Energy Corp.                                                                   41,532
    101,500   Edison International                                                                 7,986
    244,890   Entergy Corp.                                                                       18,788
    291,010   Eversource Energy                                                                   17,691
    191,250   Exelon Corp.                                                                         7,333

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    100,755   NextEra Energy, Inc.                                                            $   14,719
    557,335   PPL Corp.                                                                           21,363
    181,231   Southern Co.                                                                         8,686
                                                                                              ----------
                                                                                                 147,928
                                                                                              ----------
              MULTI-UTILITIES (3.7%)
    405,335   Ameren Corp.                                                                        22,739
    363,112   CMS Energy Corp.                                                                    16,790
    217,608   Dominion Resources, Inc.                                                            16,795
    385,847   NiSource, Inc.                                                                      10,055
    209,813   Vectren Corp.                                                                       12,612
    379,352   WEC Energy Group, Inc.                                                              23,888
                                                                                              ----------
                                                                                                 102,879
                                                                                              ----------
              Total Utilities                                                                    250,807
                                                                                              ----------
              Total Common Stocks                                                              2,679,191
                                                                                              ----------
              Total Equity Securities (cost: $2,048,421)                                       2,679,191
                                                                                              ----------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                           COUPON
(000)                                                             RATE         MATURITY
--------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (2.5%)

              COMMERCIAL PAPER (0.8%)

              FINANCIALS (0.8%)
              -----------------
              ASSET-BACKED FINANCING (0.8%)
$    10,000   Liberty Street Funding, LLC(b),(c)                 1.17%         8/07/2017           9,998
      2,000   LMA Americas, LLC(b),(c)                           1.20          8/01/2017           2,000
      3,263   Manhattan Asset Funding Co.(b),(c)                 1.17          8/02/2017           3,263
      5,415   Nieuw Amsterdam Receivables Corp.(b),(c)           1.22          8/17/2017           5,412
                                                                                              ----------
                                                                                                  20,673
                                                                                              ----------
              Total Financials                                                                    20,673
                                                                                              ----------
              Total Commercial Paper                                                              20,673
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.7%)
 47,075,418   State Street Institutional Treasury Money Market Fund
                Premier Class, 0.92%(d)                                                       $   47,076
                                                                                              ----------
              Total Money Market Instruments (cost: $67,749)                                      67,749
                                                                                              ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (0.8%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
     32,223   Federated Government Obligations Fund Institutional Class, 0.86%(d)                     32
  1,949,467   Goldman Sachs Financial Square Government Fund
                Institutional Class, 0.91%(d)                                                      1,950
 20,761,288   Invesco Government & Agency Portfolio Institutional Class, 0.93%(d)                 20,761
    180,457   Morgan Stanley Institutional Liquidity Funds Government
                Portfolio Institutional Class, 0.88%(d)                                              180
    586,740   Western Asset Institutional Government Reserves
                Institutional Class, 0.90%(d)                                                        587
                                                                                              ----------
              Total Short-Term Investments Purchased with Cash
                Collateral from Securities Loaned (cost: $23,510)                                 23,510
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $2,139,680)                                            $2,770,450
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1            LEVEL 2          LEVEL 3          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $2,679,191            $     -               $-     $2,679,191

Money Market Instruments:
  Commercial Paper                                  -             20,673                -         20,673
  Government & U.S. Treasury
    Money Market Funds                         47,076                  -                -         47,076

Short-Term Investments Purchased
  with Cash Collateral from
  Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                         23,510                  -                -         23,510
--------------------------------------------------------------------------------------------------------
Total                                      $2,749,777            $20,673               $-     $2,770,450
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through July 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 7.7% of net assets at July 31, 2017.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

o   SPECIFIC NOTES

   (a) The security, or a portion thereof, was out on loan as of July 31, 2017.

   (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

       exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (c) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
       Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (d) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

See accompanying notes to financial statements.

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $22,766) (cost of $2,139,680)                                    $2,770,450
   Cash                                                                                               55
   Cash denominated in foreign currencies (identified cost of $8)                                      9
   Receivables:
       Capital shares sold                                                                         1,556
       USAA Asset Management Company (Note 7D)                                                         2
       Dividends and interest                                                                      5,637
       Securities sold                                                                             5,694
       Other                                                                                           7
                                                                                              ----------
          Total assets                                                                         2,783,410
                                                                                              ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                           23,510
       Securities purchased                                                                        3,694
       Capital shares redeemed                                                                       901
   Accrued management fees                                                                         1,163
   Accrued transfer agent's fees                                                                      23
   Other accrued expenses and payables                                                               169
                                                                                              ----------
          Total liabilities                                                                       29,460
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $2,753,950
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $2,007,068
   Accumulated undistributed net investment income                                                    35
   Accumulated net realized gain on investments                                                  116,076
   Net unrealized appreciation of investments                                                    630,770
   Net unrealized appreciation of foreign currency translations                                        1
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $2,753,950
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
          Fund Shares (net assets of $1,651,374/83,920
              capital shares outstanding, no par value)                                       $    19.68
                                                                                              ==========
          Institutional Shares (net assets of $1,097,164/55,805
              capital shares outstanding, no par value)                                       $    19.66
                                                                                              ==========
          R6 Shares (net assets of $5,412/275 capital shares
              outstanding, no par value)                                                      $    19.67
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $829)                                            $ 81,644
   Interest                                                                                          562
   Securities lending (net)                                                                           17
                                                                                                --------
       Total income                                                                               82,223
                                                                                                --------
EXPENSES
   Management fees                                                                                13,621
   Administration and servicing fees:
       Fund Shares                                                                                 2,390
       Institutional Shares                                                                        1,128
       R6 Shares*                                                                                      2
   Transfer agent's fees:
       Fund Shares                                                                                 1,400
       Institutional Shares                                                                        1,128
   Custody and accounting fees:
       Fund Shares                                                                                   173
       Institutional Shares                                                                          120
   Postage:
       Fund Shares                                                                                   125
       Institutional Shares                                                                           93
   Shareholder reporting fees:
       Fund Shares                                                                                    45
       Institutional Shares                                                                            7
   Trustees' fees                                                                                     32
   Registration fees:
       Fund Shares                                                                                    33
       Institutional Shares                                                                           24
       R6 Shares*                                                                                     22
   Professional fees                                                                                 226
   Other                                                                                              47
                                                                                                --------
            Total expenses                                                                        20,616
   Expenses paid indirectly:
       Fund Shares                                                                                    (9)
       Institutional Shares                                                                           (7)
   Expenses reimbursed:
       R6 Shares*                                                                                    (21)
                                                                                                --------
            Net expenses                                                                          20,579
                                                                                                --------
NET INVESTMENT INCOME                                                                             61,644
                                                                                                --------

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
       Investments                                                                              $153,510
       Foreign currency transactions                                                                   3
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                66,131
       Foreign currency translations                                                                   1
                                                                                                --------
           Net realized and unrealized gain                                                      219,645
                                                                                                --------
   Increase in net assets resulting from operations                                             $281,289
                                                                                                ========
       *R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                              2017                  2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $   61,644            $   62,615
   Net realized gain (loss) on investments                                 153,510               (19,738)
   Net realized gain (loss) on foreign currency transactions                     3                    (5)
   Change in net unrealized appreciation/(depreciation) of:
        Investments                                                         66,131               165,561
        Foreign currency translations                                            1                     -
                                                                        --------------------------------
        Increase in net assets resulting from operations                   281,289               208,433
                                                                        --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
        Fund Shares                                                        (36,035)              (36,086)
        Institutional Shares                                               (25,590)              (25,098)
        R6 Shares*                                                            (101)                    -
                                                                        --------------------------------
             Total distributions of net investment income                  (61,726)              (61,184)
                                                                        --------------------------------
   Net realized gains:
        Fund Shares                                                              -               (53,051)
        Institutional Shares                                                     -               (31,658)
        R6 Shares*                                                               -                     -
                                                                        --------------------------------
             Total distributions of net realized gains                           -               (84,709)
                                                                        --------------------------------
   Distributions to shareholders                                           (61,726)             (145,893)
                                                                        --------------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                             (40,540)             (111,868)
   Institutional Shares                                                   (153,358)               34,815
   R6 Shares*                                                                5,000                     -
                                                                        --------------------------------
        Total net decrease in net assets from capital
             share transactions                                           (188,898)              (77,053)
                                                                        --------------------------------
   Capital contribution from USAA Transfer Agency Company:
        Fund Shares                                                              -                     2
                                                                        --------------------------------
   Net increase (decrease) in net assets                                    30,665               (14,511)
NET ASSETS
   Beginning of year                                                     2,723,285             2,737,796
                                                                        --------------------------------
   End of year                                                          $2,753,950            $2,723,285
                                                                        ================================
Accumulated undistributed net investment income:
   End of year                                                          $       35            $      513
                                                                        ================================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

32  | USAA INCOME STOCK FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Income Stock Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund consists of three classes of shares: Income Stock Fund Shares (Fund Shares), Income Stock Fund Institutional Shares (Institutional Shares), and effective December 1, 2016, a new share class designated Income Stock Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

       or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

       which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6. Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

        value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares and R6 Shares by $9,000, $7,000, and less than $500, respectively. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $21,000, which represents 3.7% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, partnership basis, REIT return of capital dividend, REIT capital gain dividend, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $396,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                                               2017                          2016
                                                           --------------------------------------
Ordinary income*                                           $61,726,000               $ 66,802,000
Long-term realized capital gain                                      -                 79,091,000
                                                           -----------               ------------
   Total distributions paid                                $61,726,000               $145,893,000
                                                           ===========               ============

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                                        $ 5,372,000
Undistributed long-term capital gains                                                 120,028,000
Unrealized appreciation of investments                                                621,481,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, non-REIT return of capital dividend, and partnership basis adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $612,870,000 and $760,403,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $2,148,969,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $686,358,000 and $64,877,000, respectively, resulting in net unrealized appreciation of $621,481,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $17,000, which is

================================================================================

42  | USAA INCOME STOCK FUND

================================================================================

net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having a fair market value of approximately $22,766,000, and the value of the cash collateral received was $23,510,000.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                          YEAR ENDED                 YEAR ENDED
                                         JULY 31, 2017              JULY 31, 2016
------------------------------------------------------------------------------------
                                     SHARES        AMOUNT       SHARES       AMOUNT
                                     -----------------------------------------------
    FUND SHARES:
    Shares sold                        6,220     $ 116,373       6,314     $ 107,451
    Shares issued from
      reinvested dividends             1,823        34,427       5,133        85,652
    Shares redeemed                  (10,210)     (191,340)    (18,542)     (304,971)
                                     -----------------------------------------------
    Net decrease from
      capital share transactions      (2,167)    $ (40,540)     (7,095)    $(111,868)
                                     ===============================================
    INSTITUTIONAL SHARES:
    Shares sold                        7,124     $ 133,076      15,514     $ 251,481
    Shares issued from
      reinvested dividends             1,359        25,589       3,401        56,752
    Shares redeemed                  (16,461)     (312,023)    (15,938)     (273,418)
                                     -----------------------------------------------
    Net increase (decrease) from
      capital share transactions      (7,978)    $(153,358)      2,977     $  34,815
                                     ===============================================
    R6 SHARES (COMMENCED ON
      DECEMBER 1, 2016):
    Shares sold                          275     $   5,000           -     $       -
    Shares issued from
      reinvested dividends                 -             -           -             -
    Shares redeemed                        -             -           -             -
                                     -----------------------------------------------
    Net increase from capital
      share transactions                 275     $   5,000           -     $       -
                                     ===============================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified.
    The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category.

    The performance period for each class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the

================================================================================

44  | USAA INCOME STOCK FUND

================================================================================

   Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                             ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
    --------------------------------------------------------------------
    +/- 100 to 400                                +/- 4
    +/- 401 to 700                                +/- 5
    +/- 701 and greater                           +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $13,621,000. For the year ended July 31, 2017, (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares) the Fund Shares, Institutional Shares, and R6 Shares did not incur any performance adjustment.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Epoch Investment Partners, Inc. (Epoch), under which Epoch directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    The Manager (not the Fund) pays Epoch a subadvisory fee in the annual amount of 0.30% of the Fund's average net assets for the first $600 million of assets that Epoch manages, 0.20% on the next $900 million of assets, and 0.18% on assets over $1.5 billion that Epoch manages. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Epoch of $3,315,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,390,000, $1,128,000, and $2,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $64,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the R6 Shares to 0.65% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the period from December 1, 2016, to July 31, 2017, the R6 Shares incurred reimbursable expenses of $21,000, of which $2,000 was receivable from the Manager.

================================================================================

46  | USAA INCOME STOCK FUND

================================================================================

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $1,400,000, $1,128,000, and less than $500, respectively.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
Cornerstone Conservative                                                0.1
Cornerstone Equity                                                      0.6
Target Retirement Income                                                0.1
Target Retirement 2020                                                  0.3
Target Retirement 2030                                                  0.9
Target Retirement 2040                                                  1.3
Target Retirement 2050                                                  0.8
Target Retirement 2060                                                  0.1

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2017, USAA and its affiliates owned 275,000 R6 Shares, which represents 100.0% of the R6 Shares outstanding and 0.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

48  | USAA INCOME STOCK FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,
                                    -----------------------------------------------------------------------
                                          2017            2016           2015           2014           2013
                                    -----------------------------------------------------------------------
Net asset value at
  beginning of period               $    18.18      $    17.79     $    17.72     $    16.29     $    13.26
                                    -----------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                    .42             .40            .44            .47            .24
  Net realized and
    unrealized gain                       1.51             .97            .51           1.77           3.03
                                    -----------------------------------------------------------------------
Total from investment operations          1.93            1.37            .95           2.24           3.27
                                    -----------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.43)           (.40)          (.46)          (.45)          (.24)
  Realized capital gains                     -            (.58)          (.42)          (.36)             -
                                    -----------------------------------------------------------------------
Total distributions                       (.43)           (.98)          (.88)          (.81)          (.24)
                                    -----------------------------------------------------------------------
Net asset value at end of period    $    19.68      $    18.18     $    17.79     $    17.72     $    16.29
                                    =======================================================================
Total return (%)*                        10.71            8.29           5.36          14.06          24.89
Net assets at end of
  period (000)                      $1,651,374      $1,564,900     $1,657,268     $1,640,134     $1,453,425
Ratios to average net assets:**
  Expenses (%)(a)                          .77             .80            .79            .80            .85
  Net investment income (%)               2.24            2.42           2.38           2.77           1.67
Portfolio turnover (%)                      23              19             12(b)          57             64

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $1,593,262,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,
                                    -----------------------------------------------------------------------
                                          2017            2016           2015           2014           2013
                                    -----------------------------------------------------------------------
Net asset value at
  beginning of period               $    18.16      $    17.77     $    17.71     $    16.28       $  13.25
                                    -----------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                    .43             .40            .45            .49            .26
  Net realized and
    unrealized gain                       1.50             .98            .50           1.76           3.03
                                    -----------------------------------------------------------------------
Total from investment operations          1.93            1.38            .95           2.25           3.29
                                    -----------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.43)           (.41)          (.47)          (.46)          (.26)
  Realized capital gains                     -            (.58)          (.42)          (.36)             -
                                    -----------------------------------------------------------------------
Total distributions                       (.43)           (.99)          (.89)          (.82)          (.26)
                                    -----------------------------------------------------------------------
Net asset value at end of period    $    19.66      $    18.16     $    17.77     $    17.71       $  16.28
                                    =======================================================================
Total return (%)*                        10.76            8.36           5.37          14.16          25.08
Net assets at end of
  period (000)                      $1,097,164      $1,158,385     $1,080,528     $1,037,014       $880,414
Ratios to average net assets:**
  Expenses (%)(a)                          .73             .75            .73            .73            .73
  Net investment income (%)               2.30            2.47           2.45           2.85           1.83

Portfolio turnover (%)                      23              19             12(b)          57             64

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $1,127,454,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Reflects overall decrease in purchases and sales of securities.

================================================================================

50  | USAA INCOME STOCK FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                        PERIOD ENDED
                                                                                          JULY 31,
                                                                                        ------------
                                                                                            2017***
                                                                                        ------------
Net asset value at beginning of period                                                      $18.17
                                                                                            ------
Income from investment operations:
  Net investment income                                                                        .27
  Net realized and unrealized gain                                                            1.60
                                                                                            ------
Total from investment operations                                                              1.87
                                                                                            ------
Less distributions from:
  Net investment income                                                                       (.37)
                                                                                            ------
Net asset value at end of period                                                            $19.67
                                                                                            ======
Total return (%)*                                                                            10.36
Net assets at end of period (000)                                                           $5,412
Ratios to average net assets:**
  Expenses (%)(a),(b)                                                                         0.65
  Expenses, excluding reimbursements (%)(a),(b)                                               1.24
  Net investment income (%)(a)                                                                2.13
Portfolio turnover (%)                                                                          23

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended July 31, 2017, average net assets were $5,267,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total annual operating expenses of the R6 Shares before reductions of any expenses paid indirectly. The R6 Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

52  | USAA INCOME STOCK FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2017 -
                                        FEBRUARY 1, 2017        JULY 31, 2017           JULY 31, 2017
                                        ---------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00             $1,067.30                  $3.95

Hypothetical
 (5% return before expenses)                 1,000.00              1,020.98                   3.86

INSTITUTIONAL SHARES
Actual                                       1,000.00              1,067.40                   3.79

Hypothetical
 (5% return before expenses)                 1,000.00              1,021.12                   3.71

R6 SHARES
Actual                                       1,000.00              1,068.00                   3.33

Hypothetical
 (5% return before expenses)                 1,000.00              1,021.57                   3.26

*Expenses are equal to the annualized expense ratio of 0.77% for Fund Shares, 0.74% for Institutional Shares, and 0.65% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 6.73% for Fund Shares, 6.74% for Institutional Shares, and 6.80% for R6 Shares for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and Epoch Investment Partners (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and the Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

54  | USAA INCOME STOCK FUND

================================================================================

the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of senior personnel,

================================================================================

                                                        ADVISORY AGREEMENT |  55

================================================================================

as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense

================================================================================

56  | USAA INCOME STOCK FUND

================================================================================

group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fee under the Subadvisory Agreement is paid by the Manager. The Board also considered and discussed information about the Subadviser's fee, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe for the one-, three, and five-year periods ended December 31, 2016, and was below the average of its performance universe for the ten-year period ended December 31, 2016, and was below the Lipper index for the one- and ten-year periods ended December 31, 2016, and was above the Lipper index for the three- and five-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2016, was in the top 40% of its performance universe for the three-year period ended December 31, 2016, was in the top 25% of its performance universe for the five-year period ended December 31, 2016, and was in the bottom 50% of its performance universe for the ten-year period ended December 31, 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered

================================================================================

                                                        ADVISORY AGREEMENT |  57

================================================================================

by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory

================================================================================

58  | USAA INCOME STOCK FUND

================================================================================

expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's

================================================================================

                                                        ADVISORY AGREEMENT |  59

================================================================================

regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to the Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

================================================================================

60  | USAA INCOME STOCK FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                        ADVISORY AGREEMENT |  61

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

62  | USAA INCOME STOCK FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

64  | USAA INCOME STOCK FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA INCOME STOCK FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

68  | USAA INCOME STOCK FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

70  | USAA INCOME STOCK FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23421-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA INTERMEDIATE-TERM BOND FUND]

  ===============================================================

        ANNUAL REPORT
        USAA INTERMEDIATE-TERM BOND FUND
        FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES JULY 31, 2017

  ===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            7

SHAREHOLDER VOTING RESULTS                                                    22

FINANCIAL INFORMATION

    Distributions to Shareholders                                             23

    Report of Independent Registered
      Public Accounting Firm                                                  24

    Portfolio of Investments                                                  25

    Notes to Portfolio of Investments                                         53

    Financial Statements                                                      59

    Notes to Financial Statements                                             63

EXPENSE EXAMPLE                                                               87

ADVISORY AGREEMENT                                                            89

TRUSTEES' AND OFFICERS' INFORMATION                                           94

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND) SEEKS HIGH CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. The Fund will invest primarily in investment-grade securities, but also may invest up to 10% of its net assets in below-investment-grade securities which are sometimes referred to as high-yield or "junk" bonds. The Fund's 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    JULIANNE BASS, CFA                               BRIAN W. SMITH, CFA, CPA
    KURT DAUM, JD*                                   JOHN SPEAR, CFA*

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The first few months of the reporting period ended July 31, 2017, were rather uneventful, with investors focused on mixed U.S. economic data and the timing of a potential Federal Reserve (the Fed) interest rate increase. However, the market environment changed upon the November 2016 U.S. elections when the Republican sweep of the presidency and both houses of Congress seemed to release "animal spirits," a term used by economist John Maynard Keynes to describe emotional investor mindsets. Investors seemed pleased by a stronger outlook for economic growth based on promises of a Republican-led fiscal policy, lower taxes, and less regulation. In this environment, stocks rallied. U.S. Treasury securities sold off and their yields surged higher. (Bond prices and yields move in opposite directions.) The 10- year U.S. Treasury yield, which started the reporting period at 1.45%, climbed to a peak of 2.63% in mid-March 2017. It trended down thereafter, closing the reporting period at 2.29%, as political uncertainty raised doubts about the scope and timing of the Trump administration's economic initiatives. During the reporting period overall, U.S. Treasury yields rose along the curve, with shorter-term yields rising more than longer-term yields, largely due to the Fed's interest rate increases.

    *Effective November 4, 2016, John Spear and Kurt Daum began co-managing the Fund.

================================================================================

2  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                       o 10-YEAR U.S. TREASURY YIELD o

                     [CHART OF 10-YEAR U.S. TREASURY YIELD]

                                                            YIELD IN PERCENT
7/29/2016                                                         1.45%
8/1/2016                                                          1.52
8/2/2016                                                          1.56
8/3/2016                                                          1.54
8/4/2016                                                          1.50
8/5/2016                                                          1.59
8/8/2016                                                          1.59
8/9/2016                                                          1.55
8/10/2016                                                         1.51
8/11/2016                                                         1.56
8/12/2016                                                         1.51
8/15/2016                                                         1.56
8/16/2016                                                         1.57
8/17/2016                                                         1.55
8/18/2016                                                         1.54
8/19/2016                                                         1.58
8/22/2016                                                         1.54
8/23/2016                                                         1.55
8/24/2016                                                         1.56
8/25/2016                                                         1.57
8/26/2016                                                         1.63
8/29/2016                                                         1.56
8/30/2016                                                         1.57
8/31/2016                                                         1.58
9/1/2016                                                          1.57
9/2/2016                                                          1.60
9/5/2016                                                          1.60
9/6/2016                                                          1.53
9/7/2016                                                          1.54
9/8/2016                                                          1.60
9/9/2016                                                          1.67
9/12/2016                                                         1.66
9/13/2016                                                         1.73
9/14/2016                                                         1.70
9/15/2016                                                         1.69
9/16/2016                                                         1.69
9/19/2016                                                         1.71
9/20/2016                                                         1.69
9/21/2016                                                         1.65
9/22/2016                                                         1.62
9/23/2016                                                         1.62
9/26/2016                                                         1.58
9/27/2016                                                         1.56
9/28/2016                                                         1.57
9/29/2016                                                         1.56
9/30/2016                                                         1.59
10/3/2016                                                         1.62
10/4/2016                                                         1.69
10/5/2016                                                         1.70
10/6/2016                                                         1.74
10/7/2016                                                         1.72
10/10/2016                                                        1.72
10/11/2016                                                        1.76
10/12/2016                                                        1.77
10/13/2016                                                        1.74
10/14/2016                                                        1.80
10/17/2016                                                        1.77
10/18/2016                                                        1.74
10/19/2016                                                        1.74
10/20/2016                                                        1.76
10/21/2016                                                        1.73
10/24/2016                                                        1.76
10/25/2016                                                        1.76
10/26/2016                                                        1.79
10/27/2016                                                        1.85
10/28/2016                                                        1.85
10/31/2016                                                        1.83
11/1/2016                                                         1.83
11/2/2016                                                         1.80
11/3/2016                                                         1.81
11/4/2016                                                         1.78
11/7/2016                                                         1.83
11/8/2016                                                         1.85
11/9/2016                                                         2.06
11/10/2016                                                        2.15
11/11/2016                                                        2.15
11/14/2016                                                        2.26
11/15/2016                                                        2.22
11/16/2016                                                        2.22
11/17/2016                                                        2.30
11/18/2016                                                        2.35
11/21/2016                                                        2.32
11/22/2016                                                        2.31
11/23/2016                                                        2.35
11/24/2016                                                        2.35
11/25/2016                                                        2.36
11/28/2016                                                        2.31
11/29/2016                                                        2.29
11/30/2016                                                        2.38
12/1/2016                                                         2.45
12/2/2016                                                         2.38
12/5/2016                                                         2.39
12/6/2016                                                         2.39
12/7/2016                                                         2.34
12/8/2016                                                         2.41
12/9/2016                                                         2.47
12/12/2016                                                        2.47
12/13/2016                                                        2.47
12/14/2016                                                        2.57
12/15/2016                                                        2.60
12/16/2016                                                        2.59
12/19/2016                                                        2.54
12/20/2016                                                        2.56
12/21/2016                                                        2.53
12/22/2016                                                        2.55
12/23/2016                                                        2.54
12/26/2016                                                        2.54
12/27/2016                                                        2.56
12/28/2016                                                        2.51
12/29/2016                                                        2.48
12/30/2016                                                        2.44
1/2/2017                                                          2.44
1/3/2017                                                          2.44
1/4/2017                                                          2.44
1/5/2017                                                          2.34
1/6/2017                                                          2.42
1/9/2017                                                          2.36
1/10/2017                                                         2.38
1/11/2017                                                         2.37
1/12/2017                                                         2.36
1/13/2017                                                         2.40
1/16/2017                                                         2.40
1/17/2017                                                         2.33
1/18/2017                                                         2.43
1/19/2017                                                         2.47
1/20/2017                                                         2.47
1/23/2017                                                         2.40
1/24/2017                                                         2.47
1/25/2017                                                         2.51
1/26/2017                                                         2.50
1/27/2017                                                         2.48
1/30/2017                                                         2.49
1/31/2017                                                         2.45
2/1/2017                                                          2.47
2/2/2017                                                          2.47
2/3/2017                                                          2.46
2/6/2017                                                          2.41
2/7/2017                                                          2.39
2/8/2017                                                          2.34
2/9/2017                                                          2.39
2/10/2017                                                         2.41
2/13/2017                                                         2.44
2/14/2017                                                         2.47
2/15/2017                                                         2.49
2/16/2017                                                         2.45
2/17/2017                                                         2.41
2/20/2017                                                         2.41
2/21/2017                                                         2.43
2/22/2017                                                         2.41
2/23/2017                                                         2.37
2/24/2017                                                         2.31
2/27/2017                                                         2.37
2/28/2017                                                         2.39
3/1/2017                                                          2.45
3/2/2017                                                          2.48
3/3/2017                                                          2.48
3/6/2017                                                          2.50
3/7/2017                                                          2.52
3/8/2017                                                          2.56
3/9/2017                                                          2.61
3/10/2017                                                         2.57
3/13/2017                                                         2.63
3/14/2017                                                         2.60
3/15/2017                                                         2.49
3/16/2017                                                         2.54
3/17/2017                                                         2.50
3/20/2017                                                         2.46
3/21/2017                                                         2.42
3/22/2017                                                         2.41
3/23/2017                                                         2.42
3/24/2017                                                         2.41
3/27/2017                                                         2.38
3/28/2017                                                         2.42
3/29/2017                                                         2.38
3/30/2017                                                         2.42
3/31/2017                                                         2.39
4/3/2017                                                          2.32
4/4/2017                                                          2.36
4/5/2017                                                          2.34
4/6/2017                                                          2.34
4/7/2017                                                          2.38
4/10/2017                                                         2.37
4/11/2017                                                         2.30
4/12/2017                                                         2.24
4/13/2017                                                         2.24
4/14/2017                                                         2.24
4/17/2017                                                         2.25
4/18/2017                                                         2.17
4/19/2017                                                         2.21
4/20/2017                                                         2.23
4/21/2017                                                         2.25
4/24/2017                                                         2.27
4/25/2017                                                         2.33
4/26/2017                                                         2.30
4/27/2017                                                         2.29
4/28/2017                                                         2.28
5/1/2017                                                          2.32
5/2/2017                                                          2.28
5/3/2017                                                          2.32
5/4/2017                                                          2.35
5/5/2017                                                          2.35
5/8/2017                                                          2.39
5/9/2017                                                          2.40
5/10/2017                                                         2.41
5/11/2017                                                         2.39
5/12/2017                                                         2.33
5/15/2017                                                         2.34
5/16/2017                                                         2.33
5/17/2017                                                         2.22
5/18/2017                                                         2.23
5/19/2017                                                         2.23
5/22/2017                                                         2.25
5/23/2017                                                         2.28
5/24/2017                                                         2.25
5/25/2017                                                         2.26
5/26/2017                                                         2.25
5/29/2017                                                         2.25
5/30/2017                                                         2.21
5/31/2017                                                         2.20
6/1/2017                                                          2.21
6/2/2017                                                          2.16
6/5/2017                                                          2.18
6/6/2017                                                          2.15
6/7/2017                                                          2.17
6/8/2017                                                          2.19
6/9/2017                                                          2.20
6/12/2017                                                         2.21
6/13/2017                                                         2.21
6/14/2017                                                         2.13
6/15/2017                                                         2.16
6/16/2017                                                         2.15
6/19/2017                                                         2.19
6/20/2017                                                         2.16
6/21/2017                                                         2.16
6/22/2017                                                         2.15
6/23/2017                                                         2.14
6/26/2017                                                         2.14
6/27/2017                                                         2.21
6/28/2017                                                         2.23
6/29/2017                                                         2.27
6/30/2017                                                         2.30
7/3/2017                                                          2.35
7/4/2017                                                          2.35
7/5/2017                                                          2.32
7/6/2017                                                          2.37
7/7/2017                                                          2.39
7/10/2017                                                         2.37
7/11/2017                                                         2.36
7/12/2017                                                         2.32
7/13/2017                                                         2.34
7/14/2017                                                         2.33
7/17/2017                                                         2.31
7/18/2017                                                         2.26
7/19/2017                                                         2.27
7/20/2017                                                         2.26
7/21/2017                                                         2.24
7/24/2017                                                         2.26
7/25/2017                                                         2.34
7/26/2017                                                         2.29
7/27/2017                                                         2.31
7/28/2017                                                         2.29
7/31/2017                                                         2.29

                                 [END CHART]

                         Source: Bloomberg Finance L.P.

    The Fed raised short-term interest rates three times during the reporting period, lifting the targeted federal funds target rate to a range of between 1.00% and 1.25%. Policymakers suggested that another interest rate increase could occur by the end of 2017. They also outlined a plan to reduce the size of the Fed's balance sheet, probably later in 2017, by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury securities and government-sponsored mortgage-backed securities.

    Economic data was contradictory during the reporting period. U.S. economic growth weakened in the third and fourth quarters of 2016, but rebounded somewhat in the first quarter of 2017. Hiring was strong, with the economy at full employment, but wage growth remained soft. (Full employment is an economic situation in which all people who want to work can find work at prevailing wage rates.) Inflation data, which had edged up toward the Fed's 2% target, weakened in May and June of 2017.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) tightened, continuing a trend that began in February 2017. Credit spreads based on the Bloomberg Barclays U.S. Aggregate Credit Index narrowed 40 basis points from 1.38% on July 29, 2016 to 0.98% on July 31, 2017. (A basis point is 1/100th of a percent.) Spreads are generally considered an indication of risk; the tighter the spread, the less the perceived risk.

             o BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX o

          [CHART OF BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                                                                      AVERAGE OPTION
                                                                     ADJUSTED SPREAD
12/31/2015                                                                1.55
1/4/2016                                                                  1.57
1/5/2016                                                                  1.56
1/6/2016                                                                  1.57
1/7/2016                                                                  1.60
1/8/2016                                                                  1.60
1/11/2016                                                                 1.60
1/12/2016                                                                 1.62
1/13/2016                                                                 1.64
1/14/2016                                                                 1.67
1/15/2016                                                                 1.70
1/19/2016                                                                 1.72
1/20/2016                                                                 1.78
1/21/2016                                                                 1.80
1/22/2016                                                                 1.77
1/25/2016                                                                 1.78
1/26/2016                                                                 1.79
1/27/2016                                                                 1.80
1/28/2016                                                                 1.81
1/29/2016                                                                 1.81
2/1/2016                                                                  1.83
2/2/2016                                                                  1.86
2/3/2016                                                                  1.87
2/4/2016                                                                  1.87
2/5/2016                                                                  1.87
2/8/2016                                                                  1.91
2/9/2016                                                                  1.95
2/10/2016                                                                 1.95
2/11/2016                                                                 2.00
2/12/2016                                                                 2.00
2/16/2016                                                                 1.95
2/17/2016                                                                 1.94
2/18/2016                                                                 1.92
2/19/2016                                                                 1.92
2/22/2016                                                                 1.89
2/23/2016                                                                 1.88
2/24/2016                                                                 1.89
2/25/2016                                                                 1.88
2/26/2016                                                                 1.85
2/29/2016                                                                 1.84
3/1/2016                                                                  1.80
3/2/2016                                                                  1.77
3/3/2016                                                                  1.76
3/4/2016                                                                  1.74
3/7/2016                                                                  1.72
3/8/2016                                                                  1.72
3/9/2016                                                                  1.71
3/10/2016                                                                 1.68
3/11/2016                                                                 1.64
3/14/2016                                                                 1.60
3/15/2016                                                                 1.60
3/16/2016                                                                 1.60
3/17/2016                                                                 1.59
3/18/2016                                                                 1.58
3/21/2016                                                                 1.56
3/22/2016                                                                 1.54
3/23/2016                                                                 1.54
3/24/2016                                                                 1.55
3/28/2016                                                                 1.55
3/29/2016                                                                 1.56
3/30/2016                                                                 1.55
3/31/2016                                                                 1.54
4/1/2016                                                                  1.55
4/4/2016                                                                  1.54
4/5/2016                                                                  1.55
4/6/2016                                                                  1.54
4/7/2016                                                                  1.54
4/8/2016                                                                  1.54
4/11/2016                                                                 1.54
4/12/2016                                                                 1.52
4/13/2016                                                                 1.51
4/14/2016                                                                 1.49
4/15/2016                                                                 1.49
4/18/2016                                                                 1.48
4/19/2016                                                                 1.46
4/20/2016                                                                 1.43
4/21/2016                                                                 1.41
4/22/2016                                                                 1.40
4/25/2016                                                                 1.39
4/26/2016                                                                 1.38
4/27/2016                                                                 1.38
4/28/2016                                                                 1.38
4/29/2016                                                                 1.39
5/2/2016                                                                  1.39
5/3/2016                                                                  1.40
5/4/2016                                                                  1.42
5/5/2016                                                                  1.43
5/6/2016                                                                  1.43
5/9/2016                                                                  1.44
5/10/2016                                                                 1.44
5/11/2016                                                                 1.44
5/12/2016                                                                 1.44
5/13/2016                                                                 1.44
5/16/2016                                                                 1.43
5/17/2016                                                                 1.43
5/18/2016                                                                 1.43
5/19/2016                                                                 1.43
5/20/2016                                                                 1.44
5/23/2016                                                                 1.44
5/24/2016                                                                 1.44
5/25/2016                                                                 1.42
5/26/2016                                                                 1.41
5/27/2016                                                                 1.41
5/31/2016                                                                 1.41
6/1/2016                                                                  1.41
6/2/2016                                                                  1.42
6/3/2016                                                                  1.43
6/6/2016                                                                  1.42
6/7/2016                                                                  1.42
6/8/2016                                                                  1.41
6/9/2016                                                                  1.41
6/10/2016                                                                 1.43
6/13/2016                                                                 1.45
6/14/2016                                                                 1.48
6/15/2016                                                                 1.48
6/16/2016                                                                 1.48
6/17/2016                                                                 1.48
6/20/2016                                                                 1.44
6/21/2016                                                                 1.43
6/22/2016                                                                 1.43
6/23/2016                                                                 1.40
6/24/2016                                                                 1.50
6/27/2016                                                                 1.51
6/28/2016                                                                 1.50
6/29/2016                                                                 1.48
6/30/2016                                                                 1.47
7/1/2016                                                                  1.46
7/5/2016                                                                  1.46
7/6/2016                                                                  1.46
7/7/2016                                                                  1.44
7/8/2016                                                                  1.43
7/11/2016                                                                 1.41
7/12/2016                                                                 1.38
7/13/2016                                                                 1.37
7/14/2016                                                                 1.36
7/15/2016                                                                 1.36
7/18/2016                                                                 1.35
7/19/2016                                                                 1.35
7/20/2016                                                                 1.35
7/21/2016                                                                 1.34
7/22/2016                                                                 1.34
7/25/2016                                                                 1.34
7/26/2016                                                                 1.35
7/27/2016                                                                 1.36
7/28/2016                                                                 1.37
7/29/2016                                                                 1.38
8/1/2016                                                                  1.39
8/2/2016                                                                  1.39
8/3/2016                                                                  1.40
8/4/2016                                                                  1.39
8/5/2016                                                                  1.37
8/8/2016                                                                  1.35
8/9/2016                                                                  1.35
8/10/2016                                                                 1.35
8/11/2016                                                                 1.34
8/12/2016                                                                 1.33
8/15/2016                                                                 1.32
8/16/2016                                                                 1.31
8/17/2016                                                                 1.31
8/18/2016                                                                 1.31
8/19/2016                                                                 1.30
8/22/2016                                                                 1.30
8/23/2016                                                                 1.29
8/24/2016                                                                 1.29
8/25/2016                                                                 1.29
8/26/2016                                                                 1.28
8/29/2016                                                                 1.28
8/30/2016                                                                 1.28
8/31/2016                                                                 1.29
9/1/2016                                                                  1.30
9/2/2016                                                                  1.30
9/6/2016                                                                  1.30
9/7/2016                                                                  1.30
9/8/2016                                                                  1.30
9/9/2016                                                                  1.31
9/12/2016                                                                 1.33
9/13/2016                                                                 1.33
9/14/2016                                                                 1.34
9/15/2016                                                                 1.33
9/16/2016                                                                 1.33
9/19/2016                                                                 1.32
9/20/2016                                                                 1.32
9/21/2016                                                                 1.32
9/22/2016                                                                 1.30
9/23/2016                                                                 1.31
9/26/2016                                                                 1.32
9/27/2016                                                                 1.31
9/28/2016                                                                 1.30
9/29/2016                                                                 1.31
9/30/2016                                                                 1.31
10/3/2016                                                                 1.30
10/4/2016                                                                 1.30
10/5/2016                                                                 1.29
10/6/2016                                                                 1.27
10/7/2016                                                                 1.27
10/11/2016                                                                1.26
10/12/2016                                                                1.25
10/13/2016                                                                1.25
10/14/2016                                                                1.24
10/17/2016                                                                1.24
10/18/2016                                                                1.23
10/19/2016                                                                1.23
10/20/2016                                                                1.23
10/21/2016                                                                1.23
10/24/2016                                                                1.23
10/25/2016                                                                1.23
10/26/2016                                                                1.24
10/27/2016                                                                1.24
10/28/2016                                                                1.25
10/31/2016                                                                1.25
11/1/2016                                                                 1.27
11/2/2016                                                                 1.28
11/3/2016                                                                 1.28
11/4/2016                                                                 1.29
11/7/2016                                                                 1.27
11/8/2016                                                                 1.26
11/9/2016                                                                 1.25
11/10/2016                                                                1.24
11/14/2016                                                                1.25
11/15/2016                                                                1.23
11/16/2016                                                                1.23
11/17/2016                                                                1.23
11/18/2016                                                                1.25
11/21/2016                                                                1.24
11/22/2016                                                                1.24
11/23/2016                                                                1.24
11/25/2016                                                                1.25
11/28/2016                                                                1.24
11/29/2016                                                                1.24
11/30/2016                                                                1.23
12/1/2016                                                                 1.23
12/2/2016                                                                 1.24
12/5/2016                                                                 1.23
12/6/2016                                                                 1.22
12/7/2016                                                                 1.22
12/8/2016                                                                 1.22
12/9/2016                                                                 1.21
12/12/2016                                                                1.21
12/13/2016                                                                1.19
12/14/2016                                                                1.19
12/15/2016                                                                1.20
12/16/2016                                                                1.19
12/19/2016                                                                1.19
12/20/2016                                                                1.18
12/21/2016                                                                1.18
12/22/2016                                                                1.18
12/23/2016                                                                1.18
12/27/2016                                                                1.17
12/28/2016                                                                1.18
12/29/2016                                                                1.18
12/30/2016                                                                1.18
1/3/2017                                                                  1.17
1/4/2017                                                                  1.16
1/5/2017                                                                  1.17
1/6/2017                                                                  1.17
1/9/2017                                                                  1.17
1/10/2017                                                                 1.17
1/11/2017                                                                 1.18
1/12/2017                                                                 1.17
1/13/2017                                                                 1.17
1/17/2017                                                                 1.17
1/18/2017                                                                 1.17
1/19/2017                                                                 1.17
1/20/2017                                                                 1.17
1/23/2017                                                                 1.17
1/24/2017                                                                 1.16
1/25/2017                                                                 1.15
1/26/2017                                                                 1.15
1/27/2017                                                                 1.15
1/30/2017                                                                 1.15
1/31/2017                                                                 1.16
2/1/2017                                                                  1.16
2/2/2017                                                                  1.16
2/3/2017                                                                  1.15
2/6/2017                                                                  1.16
2/7/2017                                                                  1.16
2/8/2017                                                                  1.17
2/9/2017                                                                  1.16
2/10/2017                                                                 1.16
2/13/2017                                                                 1.14
2/14/2017                                                                 1.13
2/15/2017                                                                 1.12
2/16/2017                                                                 1.13
2/17/2017                                                                 1.14
2/21/2017                                                                 1.13
2/22/2017                                                                 1.12
2/23/2017                                                                 1.12
2/24/2017                                                                 1.13
2/27/2017                                                                 1.11
2/28/2017                                                                 1.1
3/1/2017                                                                  1.08
3/2/2017                                                                  1.07
3/3/2017                                                                  1.07
3/6/2017                                                                  1.06
3/7/2017                                                                  1.07
3/8/2017                                                                  1.08
3/9/2017                                                                  1.1
3/10/2017                                                                 1.1
3/13/2017                                                                 1.1
3/14/2017                                                                 1.11
3/15/2017                                                                 1.12
3/16/2017                                                                 1.1
3/17/2017                                                                 1.11
3/20/2017                                                                 1.11
3/21/2017                                                                 1.11
3/22/2017                                                                 1.12
3/23/2017                                                                 1.11
3/24/2017                                                                 1.12
3/27/2017                                                                 1.12
3/28/2017                                                                 1.11
3/29/2017                                                                 1.11
3/30/2017                                                                 1.11
3/31/2017                                                                 1.12
4/3/2017                                                                  1.12
4/4/2017                                                                  1.12
4/5/2017                                                                  1.12
4/6/2017                                                                  1.12
4/7/2017                                                                  1.12
4/10/2017                                                                 1.11
4/11/2017                                                                 1.11
4/12/2017                                                                 1.12
4/13/2017                                                                 1.13
4/17/2017                                                                 1.12
4/18/2017                                                                 1.13
4/19/2017                                                                 1.13
4/20/2017                                                                 1.13
4/21/2017                                                                 1.13
4/24/2017                                                                 1.12
4/25/2017                                                                 1.11
4/26/2017                                                                 1.11
4/27/2017                                                                 1.1
4/28/2017                                                                 1.1
5/1/2017                                                                  1.1
5/2/2017                                                                  1.1
5/3/2017                                                                  1.1
5/4/2017                                                                  1.09
5/5/2017                                                                  1.09
5/8/2017                                                                  1.09
5/9/2017                                                                  1.07
5/10/2017                                                                 1.07
5/11/2017                                                                 1.06
5/12/2017                                                                 1.06
5/15/2017                                                                 1.05
5/16/2017                                                                 1.05
5/17/2017                                                                 1.06
5/18/2017                                                                 1.07
5/19/2017                                                                 1.07
5/22/2017                                                                 1.06
5/23/2017                                                                 1.06
5/24/2017                                                                 1.07
5/25/2017                                                                 1.07
5/26/2017                                                                 1.07
5/30/2017                                                                 1.07
5/31/2017                                                                 1.07
6/1/2017                                                                  1.07
6/2/2017                                                                  1.08
6/5/2017                                                                  1.07
6/6/2017                                                                  1.07
6/7/2017                                                                  1.07
6/8/2017                                                                  1.07
6/9/2017                                                                  1.07
6/12/2017                                                                 1.06
6/13/2017                                                                 1.06
6/14/2017                                                                 1.06
6/15/2017                                                                 1.06
6/16/2017                                                                 1.06
6/19/2017                                                                 1.05
6/20/2017                                                                 1.06
6/21/2017                                                                 1.06
6/22/2017                                                                 1.06
6/23/2017                                                                 1.06
6/26/2017                                                                 1.06
6/27/2017                                                                 1.05
6/28/2017                                                                 1.04
6/29/2017                                                                 1.04
6/30/2017                                                                 1.03
7/3/2017                                                                  1.03
7/5/2017                                                                  1.03
7/6/2017                                                                  1.02
7/7/2017                                                                  1.02
7/10/2017                                                                 1.01
7/11/2017                                                                 1.01
7/12/2017                                                                 1.01
7/13/2017                                                                 1.01
7/14/2017                                                                 1.01
7/17/2017                                                                 1
7/18/2017                                                                 1
7/19/2017                                                                 0.99
7/20/2017                                                                 0.99
7/21/2017                                                                 0.99
7/24/2017                                                                 0.99
7/25/2017                                                                 0.98
7/26/2017                                                                 0.98
7/27/2017                                                                 0.97
7/28/2017                                                                 0.98
7/31/2017                                                                 0.98

                                 [END CHART]

    Lower-rated credits outperformed higher-rated credits. Credit spreads on A-rated and BBB-rated bonds decreased by 33 and 58 basis points, respectively, to finish the reporting period at 82 and 134 basis points, respectively. Corporate bonds outperformed U.S. Treasury securities. High yield corporate bonds were the best-performing asset class in the fixed income market during the reporting period.

================================================================================

4  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

o HOW DID THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended July 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 3.52%, 3.51%, and 3.28%, respectively. This compares to returns of -0.51% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index) and 1.53% for the Lipper Core Plus Bond Funds Index*. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 3.53%, 3.61%, and 3.29%, respectively, compared to 2.57% for the Lipper Core Plus Bond Funds Average. The R6 Shares commenced operations on December 1, 2016, and from that time through July 31, 2017, had a total return of 5.79%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    In keeping with our disciplined investment process, we continued to build the Fund's portfolio bond by bond. We seek opportunities where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. During the reporting period, we did not try to anticipate interest-rate movements. Instead, we sought to manage the Fund's sensitivity to interest rates by maintaining a duration position that was relatively in

    *Effective April 1, 2017, the Lipper Core Plus Bond Funds Index replaced the Lipper Index as the Fund's performance fee benchmark index as it more closely represents the Fund's current peer group and is a more appropriate performance fee benchmark for the Fund.

    Refer to page 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    line with the Lipper peer group. (Duration is a measure of a Fund's interest-rate sensitivity.) As of July 31, 2017, the Fund's SEC yield was 2.98% This compares to an SEC yield of 3.20% on July 31, 2016.

    Relative to the Index, the Fund benefited from its allocation to and selection of corporate bonds. More specifically, the Fund's overweight positions in the energy, insurance, and basic industry sectors contributed to returns. In addition, bond selection, especially within the banking, insurance, and energy sectors, added to results. The Fund's strongest-performing investments during the reporting period were its holdings of junior subordinated debt. An underweight in U.S. Treasury securities, which posted weaker returns than the Index, boosted returns. Overall, shifting interest rates had only a small impact on the Fund's relative performance. This is keeping with our focus on generating income from the Fund's portfolio of bonds. Over time, the income produced by the Fund accounts for the majority of its long-term return.

    During the reporting period, we continued to seek relative values across the fixed income market, finding a number of opportunities within corporate credit and among floating-rate bank loans. We consider floating-rate bank loans attractive in a rising interest rate environment. On the margin, we upgraded the credit quality of the Fund's investments as the spread between A-rated bonds and BBB-rated bonds narrowed, which made it less attractive to assume additional risk.

    Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

6  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA INTERMEDIATE-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USIBX)

--------------------------------------------------------------------------------
                                             7/31/17                7/31/16
--------------------------------------------------------------------------------
Net Assets                                $1.9 Billion           $1.8 Billion
Net Asset Value Per Share                    $10.70                 $10.71
Dollar-Weighted Average
  Portfolio Maturity(+)                    7.5 Years              7.1 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
    3.52%                           4.00%                            5.93%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 7/31/17             EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
              2.98%                                       0.62%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JULY 31, 2017

--------------------------------------------------------------------------------
               TOTAL RETURN      =     DIVIDEND RETURN        +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS          5.93%          =          5.06%             +         0.87%
5 YEARS           4.00%          =          4.13%             +        -0.13%
1 YEAR            3.52%          =          3.61%             +        -0.09%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2008-JULY 31, 2017

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                                                     CHANGE IN
                       TOTAL RETURN         DIVIDEND RETURN         SHARE PRICE
7/31/2008                 -0.08%                 5.30%                -5.38%
7/31/2009                  2.71%                 6.89%                -4.18%
7/31/2010                 20.30%                 6.97%                13.33%
7/31/2011                 10.44%                 5.70%                 4.74%
7/31/2012                  7.27%                 5.29%                 1.98%
7/31/2013                  4.08%                 4.43%                -0.35%
7/31/2014                  6.37%                 4.38%                 1.99%
7/31/2015                  0.58%                 3.91%                -3.33%
7/31/2016                  5.55%                 4.32%                 1.23%
7/31/2017                  3.52%                 3.61%                -0.09%

                                 [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

                [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      USAA INTERMEDIATE-           LIPPER CORE                                    BLOOMBERG BARCLAYS
                          TERM BOND                 PLUS BOND                                       U.S. AGGREGATE
                         FUND SHARES               FUNDS INDEX              LIPPER INDEX*             BOND INDEX
 7/31/2007               $10,000.00                $10,000.00                $10,000.00               $10,000.00
 8/31/2007                10,078.00                 10,090.50                 10,090.22                10,122.57
 9/30/2007                10,149.00                 10,207.02                 10,198.25                10,199.36
10/31/2007                10,212.00                 10,275.75                 10,265.16                10,290.98
11/30/2007                10,270.00                 10,432.98                 10,397.92                10,476.04
12/31/2007                10,253.00                 10,444.07                 10,410.53                10,505.47
 1/31/2008                10,298.00                 10,677.19                 10,584.21                10,681.94
 2/29/2008                10,221.00                 10,622.68                 10,531.28                10,696.77
 3/31/2008                10,160.00                 10,532.25                 10,422.25                10,733.26
 4/30/2008                10,143.00                 10,557.08                 10,476.61                10,710.83
 5/31/2008                10,172.00                 10,482.18                 10,394.51                10,632.29
 6/30/2008                10,092.00                 10,409.89                 10,308.13                10,623.70
 7/31/2008                 9,992.00                 10,332.24                 10,209.21                10,615.03
 8/31/2008                 9,990.00                 10,369.54                 10,270.33                10,715.77
 9/30/2008                 9,597.00                 10,054.97                  9,950.62                10,571.84
10/31/2008                 8,934.00                  9,670.39                  9,580.31                10,322.30
11/30/2008                 8,763.00                  9,747.76                  9,564.53                10,658.29
12/31/2008                 8,664.00                 10,115.56                  9,920.34                11,055.95
 1/31/2009                 8,695.00                 10,103.60                  9,905.31                10,958.39
 2/28/2009                 8,638.00                  9,982.52                  9,794.41                10,917.03
 3/31/2009                 8,814.00                 10,142.82                  9,979.59                11,068.79
 4/30/2009                 9,025.00                 10,375.26                 10,151.85                11,121.71
 5/31/2009                 9,634.00                 10,664.34                 10,395.12                11,202.38
 6/30/2009                 9,909.00                 10,807.67                 10,520.12                11,266.10
 7/31/2009                10,266.00                 11,142.62                 10,825.13                11,447.82
 8/31/2009                10,594.00                 11,306.06                 10,979.73                11,566.35
 9/30/2009                10,941.00                 11,523.97                 11,180.73                11,687.85
10/31/2009                11,139.00                 11,641.55                 11,282.52                11,745.56
11/30/2009                11,297.00                 11,778.06                 11,422.04                11,897.63
12/31/2009                11,337.00                 11,711.12                 11,339.06                11,711.65
 1/31/2010                11,660.00                 11,921.95                 11,543.90                11,890.56
 2/28/2010                11,740.00                 11,973.82                 11,602.08                11,934.96
 3/31/2010                11,919.00                 12,044.09                 11,666.81                11,920.29
 4/30/2010                12,148.00                 12,213.35                 11,828.71                12,044.37
 5/31/2010                12,010.00                 12,198.51                 11,833.75                12,145.72
 6/30/2010                12,119.00                 12,381.40                 12,024.67                12,336.19
 7/31/2010                12,348.00                 12,574.68                 12,190.91                12,467.80
 8/31/2010                12,559.00                 12,747.05                 12,374.43                12,628.23
 9/30/2010                12,740.00                 12,837.72                 12,447.67                12,641.69
10/31/2010                12,931.00                 12,928.36                 12,522.85                12,686.70
11/30/2010                12,899.00                 12,830.17                 12,424.38                12,613.78
12/31/2010                12,862.00                 12,757.40                 12,316.17                12,477.76
 1/31/2011                13,028.00                 12,821.35                 12,381.22                12,492.28
 2/28/2011                13,136.00                 12,904.06                 12,431.81                12,523.53
 3/31/2011                13,197.00                 12,919.84                 12,446.54                12,530.45
 4/30/2011                13,411.00                 13,115.87                 12,630.73                12,689.51
 5/31/2011                13,570.00                 13,243.91                 12,764.25                12,855.11
 6/30/2011                13,463.00                 13,172.82                 12,702.16                12,817.48
 7/31/2011                13,635.00                 13,357.42                 12,880.03                13,020.86
 8/31/2011                13,502.00                 13,364.20                 12,933.52                13,211.10
 9/30/2011                13,385.00                 13,287.90                 12,903.48                13,307.20
10/31/2011                13,572.00                 13,443.95                 13,010.78                13,321.50
11/30/2011                13,512.00                 13,344.77                 12,927.22                13,309.94
12/31/2011                13,678.00                 13,525.44                 13,089.82                13,456.23
 1/31/2012                13,929.00                 13,770.37                 13,313.42                13,574.38
 2/29/2012                14,054.00                 13,852.62                 13,363.76                13,571.27
 3/31/2012                14,087.00                 13,824.55                 13,331.60                13,496.91
 4/30/2012                14,222.00                 13,974.16                 13,489.09                13,646.54
 5/31/2012                14,255.00                 14,038.48                 13,580.61                13,770.02
 6/30/2012                14,329.00                 14,109.00                 13,631.03                13,775.41
 7/31/2012                14,627.00                 14,354.90                 13,867.71                13,965.42
 8/31/2012                14,746.00                 14,428.36                 13,916.26                13,974.54
 9/30/2012                14,891.00                 14,534.63                 14,002.92                13,993.78
10/31/2012                15,094.00                 14,606.42                 14,063.59                14,021.30
11/30/2012                15,170.00                 14,656.61                 14,108.56                14,043.43
12/31/2012                15,212.00                 14,686.84                 14,113.32                14,023.43
 1/31/2013                15,265.00                 14,661.71                 14,060.28                13,925.35
 2/28/2013                15,390.00                 14,735.85                 14,136.55                13,995.15
 3/31/2013                15,475.00                 14,781.14                 14,162.28                14,006.33
 4/30/2013                15,682.00                 14,960.35                 14,316.52                14,148.05
 5/31/2013                15,514.00                 14,705.02                 14,065.17                13,895.62
 6/30/2013                15,128.00                 14,365.93                 13,761.04                13,680.68
 7/31/2013                15,224.00                 14,423.80                 13,811.16                13,699.38
 8/31/2013                15,142.00                 14,309.18                 13,710.88                13,629.35
 9/30/2013                15,221.00                 14,484.22                 13,878.66                13,758.38
10/31/2013                15,419.00                 14,664.59                 14,009.52                13,869.62
11/30/2013                15,433.00                 14,641.58                 13,983.73                13,817.69
12/31/2013                15,410.00                 14,572.44                 13,902.03                13,739.60
 1/31/2014                15,639.00                 14,774.35                 14,101.59                13,942.61
 2/28/2014                15,767.00                 14,899.60                 14,193.12                14,016.74
 3/31/2014                15,818.00                 14,892.07                 14,168.32                13,992.87
 4/30/2014                15,974.00                 15,011.11                 14,282.29                14,110.95
 5/31/2014                16,132.00                 15,189.42                 14,448.51                14,271.60
 6/30/2014                16,185.00                 15,223.42                 14,470.95                14,278.98
 7/31/2014                16,194.00                 15,188.77                 14,429.32                14,243.17
 8/31/2014                16,324.00                 15,330.35                 14,580.78                14,400.40
 9/30/2014                16,229.00                 15,229.45                 14,471.54                14,302.63
10/31/2014                16,301.00                 15,354.59                 14,601.44                14,443.21
11/30/2014                16,368.00                 15,437.73                 14,700.35                14,545.68
12/31/2014                16,296.00                 15,391.67                 14,676.14                14,559.31
 1/31/2015                16,528.00                 15,692.71                 14,992.34                14,864.59
 2/28/2015                16,476.00                 15,625.90                 14,886.65                14,724.84
 3/31/2015                16,513.00                 15,655.79                 14,943.04                14,793.19
 4/30/2015                16,506.00                 15,630.68                 14,904.66                14,740.12
 5/31/2015                16,469.00                 15,600.45                 14,865.98                14,704.61
 6/30/2015                16,279.00                 15,425.78                 14,698.87                14,544.26
 7/31/2015                16,290.00                 15,512.25                 14,801.03                14,645.38
 8/31/2015                16,142.00                 15,416.43                 14,736.37                14,624.32
 9/30/2015                16,154.00                 15,403.39                 14,792.17                14,723.24
10/31/2015                16,209.00                 15,489.47                 14,835.57                14,725.75
11/30/2015                16,124.00                 15,436.19                 14,800.43                14,686.82
12/31/2015                15,922.00                 15,321.39                 14,712.16                14,639.38
 1/31/2016                15,971.00                 15,429.03                 14,860.96                14,840.79
 2/29/2016                16,026.00                 15,462.09                 14,925.32                14,946.09
 3/31/2016                16,351.00                 15,713.87                 15,128.15                15,083.18
 4/30/2016                16,582.00                 15,853.98                 15,241.23                15,141.12
 5/31/2016                16,651.00                 15,869.38                 15,239.46                15,144.99
 6/30/2016                16,962.00                 16,124.67                 15,515.51                15,417.12
 7/31/2016                17,191.00                 16,297.63                 15,660.31                15,514.59
 8/31/2016                17,294.00                 16,329.29                 15,667.26                15,496.88
 9/30/2016                17,350.00                 16,347.32                 15,675.82                15,487.75
10/31/2016                17,282.00                 16,262.50                 15,578.10                15,369.29
11/30/2016                16,897.00                 15,907.22                 15,209.34                15,005.78
12/31/2016                16,984.00                 15,963.90                 15,259.53                15,026.92
 1/31/2017                17,113.00                 16,047.53                 15,320.35                15,056.42
 2/28/2017                17,294.00                 16,177.83                 15,438.75                15,157.62
 3/31/2017                17,300.00                 16,184.59                 15,441.11                15,149.63
 4/30/2017                17,476.00                 16,320.44                 15,567.77                15,266.57
 5/31/2017                17,660.00                 16,448.29                 15,686.75                15,384.04
 6/30/2017                17,668.00                 16,453.12                 15,685.27                15,368.61
 7/31/2017                17,797.00                 16,547.70                 15,773.84                15,434.76

                                   [END CHART]

                     Data from 7/31/07 through 7/31/17.

                     See page 10 for benchmark definitions.

* Effective April 1, 2017, the Lipper Core Plus Bond Funds Index replaces the Lipper Index as the performance fee benchmark index used to calculate the performance fee adjustment that will add to or subtract from the base advisory fee depending on the performance of the Fund relative to the Lipper Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Shares to the following benchmarks:

o The Lipper Core Plus Bond Funds Index measures performance of funds primarily invested in domestic investment-grade debt issues (rated in the top four grades), with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market, and with dollar-weighted average maturities of five to ten years.

o The Lipper Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

o The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

================================================================================

10  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                           USAA INTERMEDIATE-              LIPPER CORE
                            TERM BOND FUND                  PLUS BOND
                                SHARES                    FUNDS AVERAGE
7/31/2008                        5.70%                         5.03%
7/31/2009                        6.47%                         4.66%
7/31/2010                        5.77%                         3.86%
7/31/2011                        5.23%                         3.24%
7/31/2012                        4.93%                         2.85%
7/31/2013                        4.46%                         2.57%
7/31/2014                        4.15%                         2.74%
7/31/2015                        4.06%                         2.85%
7/31/2016                        3.95%                         2.76%
7/31/2017                        3.53%                         2.56%

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/08 through 7/31/17.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIITX)

--------------------------------------------------------------------------------
                                           7/31/17                  7/31/16
--------------------------------------------------------------------------------
Net Assets                              $2.0 Billion             $1.8 Billion
Net Asset Value Per Share                  $10.70                   $10.72

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
     1 YEAR                   5 YEARS                 SINCE INCEPTION 8/01/08
                                                               <C.
     3.51%                     4.10%                           6.75%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 7/31/17               EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
               3.03%                                        0.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

12  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      USAA INTERMEDIATE-
                        TERM BOND FUND             LIPPER CORE                                    BLOOMBERG BARCLAYS
                        INSTITUTIONAL               PLUS BOND                                       U.S. AGGREGATE
                            SHARES                 FUNDS INDEX              LIPPER INDEX              BOND INDEX
 7/31/2008               $10,000.00                $10,000.00                $10,000.00               $10,000.00
 8/31/2008                 9,996.00                 10,036.10                 10,059.87                10,094.91
 9/30/2008                 9,603.00                  9,731.64                  9,746.71                 9,959.32
10/31/2008                 8,941.00                  9,359.44                  9,383.98                 9,724.23
11/30/2008                 8,771.00                  9,434.32                  9,368.53                10,040.76
12/31/2008                 8,674.00                  9,790.29                  9,717.05                10,415.37
 1/31/2009                 8,707.00                  9,778.71                  9,702.33                10,323.47
 2/28/2009                 8,650.00                  9,661.52                  9,593.70                10,284.50
 3/31/2009                 8,828.00                  9,816.67                  9,775.08                10,427.47
 4/30/2009                 9,041.00                 10,041.64                  9,943.81                10,477.33
 5/31/2009                 9,653.00                 10,321.43                 10,182.10                10,553.32
 6/30/2009                 9,929.00                 10,460.15                 10,304.54                10,613.35
 7/31/2009                10,290.00                 10,784.32                 10,603.29                10,784.54
 8/31/2009                10,620.00                 10,942.51                 10,754.73                10,896.20
 9/30/2009                10,969.00                 11,153.41                 10,951.61                11,010.67
10/31/2009                11,170.00                 11,267.21                 11,051.31                11,065.03
11/30/2009                11,330.00                 11,399.33                 11,187.97                11,208.29
12/31/2009                11,372.00                 11,334.55                 11,106.69                11,033.08
 1/31/2010                11,697.00                 11,538.59                 11,307.34                11,201.62
 2/28/2010                11,780.00                 11,588.80                 11,364.32                11,243.46
 3/31/2010                11,949.00                 11,656.81                 11,427.73                11,229.63
 4/30/2010                12,193.00                 11,820.62                 11,586.31                11,346.53
 5/31/2010                12,056.00                 11,806.26                 11,591.25                11,442.01
 6/30/2010                12,167.00                 11,983.27                 11,778.25                11,621.43
 7/31/2010                12,399.00                 12,170.34                 11,941.09                11,745.42
 8/31/2010                12,614.00                 12,337.17                 12,120.85                11,896.56
 9/30/2010                12,798.00                 12,424.92                 12,192.59                11,909.23
10/31/2010                12,992.00                 12,512.64                 12,266.22                11,951.64
11/30/2010                12,961.00                 12,417.61                 12,169.77                11,882.95
12/31/2010                12,927.00                 12,347.18                 12,063.78                11,754.80
 1/31/2011                13,096.00                 12,409.07                 12,127.49                11,768.49
 2/28/2011                13,207.00                 12,489.13                 12,177.05                11,797.92
 3/31/2011                13,271.00                 12,504.40                 12,191.48                11,804.44
 4/30/2011                13,475.00                 12,694.12                 12,371.90                11,954.29
 5/31/2011                13,649.00                 12,818.05                 12,502.68                12,110.29
 6/30/2011                13,543.00                 12,749.24                 12,441.86                12,074.84
 7/31/2011                13,719.00                 12,927.91                 12,616.09                12,266.44
 8/31/2011                13,587.00                 12,934.46                 12,668.48                12,445.65
 9/30/2011                13,470.00                 12,860.62                 12,639.06                12,536.19
10/31/2011                13,659.00                 13,011.66                 12,744.16                12,549.66
11/30/2011                13,601.00                 12,915.67                 12,662.31                12,538.77
12/31/2011                13,769.00                 13,090.53                 12,821.58                12,676.58
 1/31/2012                14,022.00                 13,327.58                 13,040.59                12,787.89
 2/29/2012                14,149.00                 13,407.18                 13,089.91                12,784.95
 3/31/2012                14,183.00                 13,380.02                 13,058.41                12,714.90
 4/30/2012                14,320.00                 13,524.82                 13,212.66                12,855.86
 5/31/2012                14,354.00                 13,587.06                 13,302.31                12,972.19
 6/30/2012                14,429.00                 13,655.32                 13,351.70                12,977.27
 7/31/2012                14,731.00                 13,893.31                 13,583.53                13,156.27
 8/31/2012                14,852.00                 13,964.41                 13,631.08                13,164.87
 9/30/2012                14,999.00                 14,067.26                 13,715.97                13,182.99
10/31/2012                15,204.00                 14,136.74                 13,775.39                13,208.92
11/30/2012                15,283.00                 14,185.32                 13,819.44                13,229.76
12/31/2012                15,324.00                 14,214.58                 13,824.10                13,210.92
 1/31/2013                15,380.00                 14,190.26                 13,772.15                13,118.52
 2/28/2013                15,508.00                 14,262.01                 13,846.86                13,184.28
 3/31/2013                15,595.00                 14,305.85                 13,872.06                13,194.81
 4/30/2013                15,805.00                 14,479.29                 14,023.14                13,328.32
 5/31/2013                15,634.00                 14,232.17                 13,776.93                13,090.52
 6/30/2013                15,263.00                 13,903.98                 13,479.04                12,888.02
 7/31/2013                15,347.00                 13,960.00                 13,528.13                12,905.64
 8/31/2013                15,262.00                 13,849.06                 13,429.91                12,839.68
 9/30/2013                15,361.00                 14,018.47                 13,594.26                12,961.23
10/31/2013                15,547.00                 14,193.04                 13,722.43                13,066.02
11/30/2013                15,563.00                 14,170.77                 13,697.17                13,017.10
12/31/2013                15,540.00                 14,103.86                 13,617.14                12,943.54
 1/31/2014                15,769.00                 14,299.28                 13,812.61                13,134.78
 2/28/2014                15,900.00                 14,420.50                 13,902.27                13,204.62
 3/31/2014                15,957.00                 14,413.21                 13,877.98                13,182.13
 4/30/2014                16,117.00                 14,528.42                 13,989.61                13,293.37
 5/31/2014                16,276.00                 14,700.99                 14,152.42                13,444.71
 6/30/2014                16,347.00                 14,733.90                 14,174.40                13,451.66
 7/31/2014                16,343.00                 14,700.37                 14,133.62                13,417.93
 8/31/2014                16,474.00                 14,837.39                 14,281.98                13,566.05
 9/30/2014                16,381.00                 14,739.74                 14,174.98                13,473.94
10/31/2014                16,452.00                 14,860.86                 14,302.22                13,606.38
11/30/2014                16,524.00                 14,941.33                 14,399.10                13,702.91
12/31/2014                16,451.00                 14,896.74                 14,375.39                13,715.75
 1/31/2015                16,688.00                 15,188.10                 14,685.11                14,003.34
 2/28/2015                16,636.00                 15,123.45                 14,581.58                13,871.69
 3/31/2015                16,677.00                 15,152.37                 14,636.82                13,936.08
 4/30/2015                16,671.00                 15,128.07                 14,599.22                13,886.08
 5/31/2015                16,634.00                 15,098.81                 14,561.34                13,852.63
 6/30/2015                16,445.00                 14,929.76                 14,397.66                13,701.57
 7/31/2015                16,453.00                 15,013.44                 14,497.72                13,796.84
 8/31/2015                16,308.00                 14,920.71                 14,434.38                13,776.99
 9/30/2015                16,321.00                 14,908.09                 14,489.04                13,870.18
10/31/2015                16,377.00                 14,991.40                 14,531.55                13,872.55
11/30/2015                16,294.00                 14,939.83                 14,497.14                13,835.87
12/31/2015                16,085.00                 14,828.73                 14,410.67                13,791.18
 1/31/2016                16,141.00                 14,932.90                 14,556.42                13,980.92
 2/29/2016                16,198.00                 14,964.90                 14,619.46                14,080.12
 3/31/2016                16,528.00                 15,208.59                 14,818.14                14,209.27
 4/30/2016                16,761.00                 15,344.18                 14,928.90                14,263.85
 5/31/2016                16,833.00                 15,359.09                 14,927.16                14,267.50
 6/30/2016                17,163.00                 15,606.18                 15,197.56                14,523.86
 7/31/2016                17,395.00                 15,773.57                 15,339.39                14,615.68
 8/31/2016                17,499.00                 15,804.21                 15,346.20                14,598.99
 9/30/2016                17,540.00                 15,821.66                 15,354.59                14,590.40
10/31/2016                17,474.00                 15,739.58                 15,258.87                14,478.80
11/30/2016                17,086.00                 15,395.72                 14,897.67                14,136.35
12/31/2016                17,192.00                 15,450.57                 14,946.83                14,156.26
 1/31/2017                17,323.00                 15,531.51                 15,006.40                14,184.05
 2/28/2017                17,492.00                 15,657.63                 15,122.37                14,279.39
 3/31/2017                17,499.00                 15,664.16                 15,124.68                14,271.87
 4/30/2017                17,695.00                 15,795.65                 15,248.74                14,382.03
 5/31/2017                17,865.00                 15,919.39                 15,365.29                14,492.70
 6/30/2017                17,874.00                 15,924.06                 15,363.84                14,478.16
 7/31/2017                18,005.00                 16,015.60                 15,450.60                14,540.47

                                   [END CHART]

                       Data from 7/31/08 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of Lipper Core Plus Bond Funds Index, the Lipper Index, and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                           USAA INTERMEDIATE-                 LIPPER CORE
                             TERM BOND FUND                    PLUS BOND
                          INSTITUTIONAL SHARES               FUNDS AVERAGE
7/31/2010                         5.95%                          3.86%
7/31/2011                         5.43%                          3.24%
7/31/2012                         5.02%                          2.85%
7/31/2013                         4.55%                          2.57%
7/31/2014                         4.26%                          2.74%
7/31/2015                         4.17%                          2.85%
7/31/2016                         4.01%                          2.76%
7/31/2017                         3.61%                          2.56%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/17.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

14  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UITBX)

--------------------------------------------------------------------------------
                                              7/31/17              7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $74.4 Million        $98.8 Million
Net Asset Value Per Share                      $10.69               $10.70

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                       5 YEARS              SINCE INCEPTION 8/01/10
    3.28%                         3.74%                         5.08%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD* AS OF 7/31/17                EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
               2.87%                                         0.86%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      USAA INTERMEDIATE-
                        TERM BOND FUND             LIPPER CORE                                    BLOOMBERG BARCLAYS
                           ADVISER                  PLUS BOND                                       U.S. AGGREGATE
                           SHARES                  FUNDS INDEX              LIPPER INDEX              BOND INDEX
 7/31/2010               $10,000.00                $10,000.00                $10,000.00               $10,000.00
 8/31/2010                10,168.00                 10,137.08                 10,150.54                10,128.68
 9/30/2010                10,322.00                 10,209.18                 10,210.61                10,139.47
10/31/2010                10,474.00                 10,281.26                 10,272.28                10,175.57
11/30/2010                10,445.00                 10,203.18                 10,191.51                10,117.09
12/31/2010                10,403.00                 10,145.30                 10,102.74                10,007.99
 1/31/2011                10,534.00                 10,196.16                 10,156.10                10,019.64
 2/28/2011                10,629.00                 10,261.94                 10,197.61                10,044.70
 3/31/2011                10,666.00                 10,274.49                 10,209.68                10,050.25
 4/30/2011                10,836.00                 10,430.38                 10,360.78                10,177.83
 5/31/2011                10,962.00                 10,532.21                 10,470.30                10,310.65
 6/30/2011                10,883.00                 10,475.67                 10,419.36                10,280.46
 7/31/2011                11,019.00                 10,622.47                 10,565.27                10,443.59
 8/31/2011                10,898.00                 10,627.86                 10,609.15                10,596.17
 9/30/2011                10,801.00                 10,567.18                 10,584.51                10,673.26
10/31/2011                10,949.00                 10,691.29                 10,672.52                10,684.72
11/30/2011                10,909.00                 10,612.41                 10,603.98                10,675.45
12/31/2011                11,040.00                 10,756.09                 10,737.36                10,792.78
 1/31/2012                11,240.00                 10,950.87                 10,920.77                10,887.55
 2/29/2012                11,327.00                 11,016.28                 10,962.07                10,885.05
 3/31/2012                11,351.00                 10,993.96                 10,935.69                10,825.41
 4/30/2012                11,468.00                 11,112.94                 11,064.87                10,945.43
 5/31/2012                11,492.00                 11,164.08                 11,139.94                11,044.46
 6/30/2012                11,538.00                 11,220.16                 11,181.31                11,048.79
 7/31/2012                11,775.00                 11,415.72                 11,375.45                11,201.19
 8/31/2012                11,867.00                 11,474.14                 11,415.27                11,208.51
 9/30/2012                11,982.00                 11,558.64                 11,486.36                11,223.94
10/31/2012                12,142.00                 11,615.74                 11,536.12                11,246.01
11/30/2012                12,212.00                 11,655.65                 11,573.01                11,263.76
12/31/2012                12,241.00                 11,679.69                 11,576.91                11,247.72
 1/31/2013                12,270.00                 11,659.71                 11,533.41                11,169.05
 2/28/2013                12,380.00                 11,718.66                 11,595.97                11,225.03
 3/31/2013                12,444.00                 11,754.69                 11,617.08                11,234.00
 4/30/2013                12,596.00                 11,897.20                 11,743.60                11,347.67
 5/31/2013                12,456.00                 11,694.15                 11,537.42                11,145.21
 6/30/2013                12,157.00                 11,424.49                 11,287.95                10,972.81
 7/31/2013                12,219.00                 11,470.51                 11,329.06                10,987.81
 8/31/2013                12,148.00                 11,379.36                 11,246.80                10,931.64
 9/30/2013                12,222.00                 11,518.56                 11,384.43                11,035.13
10/31/2013                12,378.00                 11,661.99                 11,491.77                11,124.35
11/30/2013                12,386.00                 11,643.70                 11,470.61                11,082.70
12/31/2013                12,353.00                 11,588.72                 11,403.60                11,020.07
 1/31/2014                12,531.00                 11,749.28                 11,567.29                11,182.90
 2/28/2014                12,643.00                 11,848.89                 11,642.38                11,242.35
 3/31/2014                12,673.00                 11,842.90                 11,622.04                11,223.21
 4/30/2014                12,795.00                 11,937.56                 11,715.52                11,317.91
 5/31/2014                12,918.00                 12,079.36                 11,851.87                11,446.77
 6/30/2014                12,970.00                 12,106.40                 11,870.27                11,452.69
 7/31/2014                12,963.00                 12,078.85                 11,836.12                11,423.96
 8/31/2014                13,075.00                 12,191.44                 11,960.36                11,550.08
 9/30/2014                12,987.00                 12,111.20                 11,870.76                11,471.65
10/31/2014                13,051.00                 12,210.72                 11,977.32                11,584.41
11/30/2014                13,093.00                 12,276.84                 12,058.45                11,666.59
12/31/2014                13,044.00                 12,240.21                 12,038.59                11,677.53
 1/31/2015                13,216.00                 12,479.61                 12,297.96                11,922.38
 2/28/2015                13,172.00                 12,426.48                 12,211.26                11,810.29
 3/31/2015                13,201.00                 12,450.25                 12,257.52                11,865.12
 4/30/2015                13,193.00                 12,430.28                 12,226.04                11,822.55
 5/31/2015                13,173.00                 12,406.24                 12,194.31                11,794.07
 6/30/2015                13,007.00                 12,267.34                 12,057.24                11,665.46
 7/31/2015                13,022.00                 12,336.09                 12,141.03                11,746.57
 8/31/2015                12,904.00                 12,259.90                 12,087.99                11,729.67
 9/30/2015                12,899.00                 12,249.53                 12,133.76                11,809.01
10/31/2015                12,939.00                 12,317.98                 12,169.37                11,811.02
11/30/2015                12,882.00                 12,275.61                 12,140.55                11,779.80
12/31/2015                12,714.00                 12,184.32                 12,068.13                11,741.75
 1/31/2016                12,742.00                 12,269.92                 12,190.19                11,903.29
 2/29/2016                12,783.00                 12,296.21                 12,242.99                11,987.75
 3/31/2016                13,040.00                 12,496.44                 12,409.37                12,097.71
 4/30/2016                13,220.00                 12,607.86                 12,502.12                12,144.18
 5/31/2016                13,273.00                 12,620.10                 12,500.67                12,147.29
 6/30/2016                13,530.00                 12,823.13                 12,727.11                12,365.55
 7/31/2016                13,698.00                 12,960.67                 12,845.89                12,443.73
 8/31/2016                13,777.00                 12,985.85                 12,851.59                12,429.52
 9/30/2016                13,819.00                 13,000.19                 12,858.61                12,422.20
10/31/2016                13,763.00                 12,932.74                 12,778.45                12,327.19
11/30/2016                13,453.00                 12,650.20                 12,475.97                12,035.63
12/31/2016                13,520.00                 12,695.27                 12,517.14                12,052.58
 1/31/2017                13,619.00                 12,761.78                 12,567.03                12,076.24
 2/28/2017                13,762.00                 12,865.40                 12,664.14                12,157.41
 3/31/2017                13,763.00                 12,870.77                 12,666.08                12,151.01
 4/30/2017                13,901.00                 12,978.81                 12,769.97                12,244.80
 5/31/2017                14,044.00                 13,080.49                 12,867.57                12,339.02
 6/30/2017                14,047.00                 13,084.33                 12,866.36                12,326.64
 7/31/2017                14,148.00                 13,159.54                 12,939.02                12,379.69

                                   [END CHART]

                         Data from 7/31/10 to 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Adviser Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper Core Plus Bond Funds Index, the Lipper Index, and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

16  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                           USAA INTERMEDIATE-                 LIPPER CORE
                             TERM BOND FUND                    PLUS BOND
                             ADVISER SHARES                  FUNDS AVERAGE
7/31/2012                         4.65%                          2.85%
7/31/2013                         4.15%                          2.57%
7/31/2014                         3.88%                          2.74%
7/31/2015                         3.85%                          2.85%
7/31/2016                         3.71%                          2.76%
7/31/2017                         3.29%                          2.56%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/12 through 7/31/17.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUND |  17

================================================================================

USAA INTERMEDIATE-TERM BOND FUND R6 SHARES* (R6 SHARES)
 (Ticker Symbol: URIBX)

--------------------------------------------------------------------------------
                                                                   7/31/17
--------------------------------------------------------------------------------

Net Assets                                                       $5.2 Million
Net Asset Value Per Share                                           $10.71

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/17
--------------------------------------------------------------------------------
                           SINCE INCEPTION 12/01/16**
                                      5.79%

--------------------------------------------------------------------------------
                       30-DAY SEC YIELDS*** AS OF 7/31/17
--------------------------------------------------------------------------------
     UNSUBSIDIZED             3.13%             SUBSIDIZED           3.20%

--------------------------------------------------------------------------------
                                      EXPENSE RATIOS****
--------------------------------------------------------------------------------
     BEFORE REIMBURSEMENT     0.51%             AFTER REIMBURSEMENT  0.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios are reported in the Fund's prospectus dated December 1, 2016, and are based on estimate expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the R6 Shares is lower than 0.39%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

18  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA INTERMEDIATE-                LIPPER CORE                                     BLOOMBERG BARCLAYS
                      TERM BOND FUND                   PLUS BOND                                        U.S. AGGREGATE
                        R6 SHARES                     FUNDS INDEX                 LIPPER INDEX            BOND INDEX
 12/1/2016             $10,000.00                     $10,000.00                   $10,000.00             $10,000.00
12/31/2016              10,082.00                      10,035.63                    10,033.00              10,014.09
 1/31/2017              10,161.00                      10,088.20                    10,072.99              10,033.75
 2/28/2017              10,270.00                      10,170.12                    10,150.83              10,101.19
 3/31/2017              10,276.00                      10,174.36                    10,152.38              10,095.87
 4/30/2017              10,383.00                      10,259.77                    10,235.66              10,173.79
 5/31/2017              10,484.00                      10,340.14                    10,313.89              10,252.08
 6/30/2017              10,501.00                      10,343.18                    10,312.92              10,241.79
 7/31/2017              10,579.00                      10,402.63                    10,371.15              10,285.87

                                   [END CHART]

                      Data from 11/30/16 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund R6 Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper Core Plus Bond Funds Index, the Lipper Index, and the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                        o PORTFOLIO RATINGS MIX - 7/31/17 o

                        [CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                      12.5%
AA                                                                        6.6%
A                                                                        20.0%
BBB                                                                      50.2%
BELOW INVESTMENT-GRADE                                                    8.7%
UNRATED                                                                   2.0%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 25-52.

================================================================================

20  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                          o ASSET ALLOCATION* - 7/31/17 o

                        [PIE CHART OF ASSET ALLOCATION*]

CORPORATE OBLIGATIONS                                                     59.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                         19.3%
U.S. TREASURY SECURITIES                                                   6.2%
MUNICIPAL BONDS                                                            4.1%
U.S. GOVERNMENT AGENCY ISSUES                                              3.5%
COMMERCIAL MORTGAGE SECURITIES                                             3.0%
PREFERRED STOCKS                                                           1.5%
MONEY MARKET INSTRUMENTS                                                   0.8%
ASSET-BACKED SECURITIES                                                    0.8%
COLLATERALIZED LOAN OBLIGATIONS                                            0.7%
FOREIGN GOVERNMENT OBLIGATIONS                                             0.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                        0.1%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*Does not include short-term investments purchased with cash collateral from securities loaned.

================================================================================

                                                       INVESTMENT OVERVIEW |  21

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, two special meetings of shareholders were held to vote on two proposals relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on each proposal shown below. The proposals were approved by the shareholders.

The following proposals and voting results pertain to one or more series within USAA Mutual Funds Trust. Votes shown for Proposal 1 are for the entire series of the Trust. Votes shown for Proposal 2 are for the Cornerstone Moderate Fund, a series of the Trust. The effective date of Proposal 2 is April 1, 2017.

PROPOSAL 1

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                  FOR                   VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                   9,689,863,032                376,756,871
Robert L. Mason, Ph.D.               9,714,117,381                352,502,522
Jefferson C. Boyce                   9,717,710,105                348,909,798
Dawn M. Hawley                       9,714,577,808                352,042,095
Paul L. McNamara                     9,668,206,065                398,413,838
Richard Y. Newton III                9,665,513,520                401,106,382
Barbara B. Ostdiek, Ph.D.            9,715,801,431                350,818,472
Michael F. Reimherr                  9,711,558,498                355,061,405

PROPOSAL 2

To approve an amendment to the Investment Advisory Agreement to eliminate the performance-based component of the advisory fee structure and to concurrently reduce the base advisory fee.


                               NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
FOR                                    AGAINST                      ABSTAIN
--------------------------------------------------------------------------------
222,715,465                           4,205,742                    1,733,024

================================================================================

22  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

                 DIVIDEND RECEIVED
                DEDUCTION (CORPORATE                        QUALIFIED INTEREST
                  SHAREHOLDERS)(1)                                INCOME
                --------------------------------------------------------------
                       1.68%                                   $136,226,000
                --------------------------------------------------------------

(1)Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  23

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA INTERMEDIATE-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Intermediate-Term Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Intermediate-Term Bond Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

24  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              BONDS (97.0%)

              CORPORATE OBLIGATIONS (59.0%)

              CONSUMER DISCRETIONARY (3.0%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.1%)
$     2,000   Lear Corp.                                                   4.75%           1/15/2023         $    2,070
                                                                                                             ----------

              AUTOMOBILE MANUFACTURERS (0.5%)
     10,000   Ford Motor Co.                                               4.35           12/08/2026             10,361
     10,000   General Motors Financial Co.                                 4.35            1/17/2027             10,210
                                                                                                             ----------
                                                                                                                 20,571
                                                                                                             ----------
              AUTOMOTIVE RETAIL (0.4%)
     10,302   Advance Auto Parts, Inc.                                     4.50           12/01/2023             11,015
      5,000   Autozone, Inc.                                               3.75            6/01/2027              5,080
                                                                                                             ----------
                                                                                                                 16,095
                                                                                                             ----------
              CABLE & SATELLITE (0.7%)
     20,000   Charter Communications Operating, LLC                        4.91            7/23/2025             21,527
      2,455   CSC Holdings, LLC(a)                                         3.48            7/17/2025              2,455
      2,000   CSC Holdings, LLC(b)                                         5.50            4/15/2027              2,135
      5,000   NBCUniversal Enterprise, Inc.(b)                             1.97            4/15/2019              5,024
                                                                                                             ----------
                                                                                                                 31,141
                                                                                                             ----------
              CASINOS & GAMING (0.1%)
      3,500   MGM Resorts International                                    8.63            2/01/2019              3,859
                                                                                                             ----------
              DEPARTMENT STORES (0.2%)
      3,200   Dillard's, Inc.                                              7.13            8/01/2018              3,342
      5,000   J.C. Penney Co., Inc.(c)                                     5.65            6/01/2020              5,069
        994   J.C. Penney Co., Inc.(a)                                     5.45            6/23/2023                990
                                                                                                             ----------
                                                                                                                  9,401
                                                                                                             ----------
              HOME FURNISHINGS (0.1%)
      2,488   Serta Simmons Bedding, LLC(a)                                4.77           11/08/2023              2,496
                                                                                                             ----------
              HOMEBUILDING (0.3%)
      2,000   D.R. Horton, Inc.                                            5.75            8/15/2023              2,283
      5,000   Lennar Corp.                                                 4.50           11/15/2019              5,205

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     2,000   Lennar Corp.                                                 4.13%           1/15/2022         $    2,066
      5,000   Toll Bros Finance Corp.                                      4.88            3/15/2027              5,175
                                                                                                             ----------
                                                                                                                 14,729
                                                                                                             ----------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
      2,000   Hilton Worldwide Finance, LLC(b)                             4.88            4/01/2027              2,090
                                                                                                             ----------
              HOUSEWARES & SPECIALTIES (0.2%)
      7,500   Newell Brands, Inc.                                          3.85            4/01/2023              7,964
                                                                                                             ----------
              RESTAURANTS (0.1%)
      4,484   1011778 B.C. Unlimited Liability Co.(a)                      3.51            2/17/2024              4,488
                                                                                                             ----------
              SPECIALIZED CONSUMER SERVICES (0.1%)
      1,000   Service Corp. International                                  7.63           10/01/2018              1,066
      2,000   Service Corp. International                                  5.38            5/15/2024              2,130
                                                                                                             ----------
                                                                                                                  3,196
                                                                                                             ----------
              SPECIALTY STORES (0.1%)
      4,217   Harbor Freight Tools USA, Inc.(a)                            4.48            8/16/2023              4,241
                                                                                                             ----------
              Total Consumer Discretionary                                                                      122,341
                                                                                                             ----------
              CONSUMER STAPLES (2.4%)
              AGRICULTURAL PRODUCTS (0.1%)
      5,000   Bunge Ltd. Finance Corp.                                     3.25            8/15/2026              4,843
                                                                                                             ----------
              DRUG RETAIL (0.7%)
      5,000   CVS Health Corp.                                             4.88            7/20/2035              5,573
      8,560   CVS Pass-Through Trust(b)                                    5.93            1/10/2034              9,823
     10,000   Walgreens Boots Alliance, Inc.                               3.80           11/18/2024             10,437
                                                                                                             ----------
                                                                                                                 25,833
                                                                                                             ----------
              FOOD RETAIL (0.0%)
      1,225   Albertson's, LLC(a)                                          4.25            6/22/2023              1,226
                                                                                                             ----------
              PACKAGED FOODS & MEAT (1.6%)
     10,000   Flowers Foods, Inc.                                          3.50           10/01/2026              9,953
     10,000   J.M. Smucker Co.                                             4.25            3/15/2035             10,516
      1,496   JBS USA, LLC(a)                                              3.80           10/30/2022              1,487
     15,000   Kraft Heinz Foods Co.                                        3.50            6/06/2022             15,616
     11,799   Kraft Heinz Foods Co.(b)                                     4.88            2/15/2025             12,711
      3,500   Mead Johnson Nutrition Co.                                   4.13           11/15/2025              3,800
     10,000   Tyson Foods, Inc.                                            3.95            8/15/2024             10,622
                                                                                                             ----------
                                                                                                                 64,705
                                                                                                             ----------
              Total Consumer Staples                                                                             96,607
                                                                                                             ----------

================================================================================

26  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              ENERGY (9.9%)
              -------------
              INTEGRATED OIL & GAS (0.6%)
$    10,000   Chevron Corp.                                                2.95%           5/16/2026         $   10,034
     10,000   Occidental Petroleum Corp.                                   3.40            4/15/2026             10,249
      5,000   Occidental Petroleum Corp.                                   3.00            2/15/2027              4,942
                                                                                                             ----------
                                                                                                                 25,225
                                                                                                             ----------
              OIL & GAS DRILLING (0.3%)
     10,000   Nabors Industries, Inc.                                      4.63            9/15/2021              9,625
      1,000   Noble Holding International Ltd.(c)                          4.90            8/01/2020                925
      3,000   Noble Holding International Ltd.                             3.95            3/15/2022              2,415
                                                                                                             ----------
                                                                                                                 12,965
                                                                                                             ----------
              OIL & GAS EQUIPMENT & SERVICES (0.3%)
      3,079   SEACOR Holdings, Inc.                                        7.38           10/01/2019              3,125
      2,000   SESI, LLC(c)                                                 7.13           12/15/2021              2,023
      2,000   Weatherford Bermuda                                          9.63            3/01/2019              2,170
      3,180   Weatherford Bermuda                                          5.13            9/15/2020              3,116
                                                                                                             ----------
                                                                                                                 10,434
                                                                                                             ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.6%)
      1,113   Chesapeake Energy Corp.(b)                                   8.00           12/15/2022              1,184
     10,000   ConocoPhillips Co.                                           4.95            3/15/2026             11,283
      2,000   Denbury Resources, Inc.                                      6.38            8/15/2021              1,175
      4,000   Devon Energy Corp.(c)                                        5.85           12/15/2025              4,597
      2,000   EQT Corp.                                                    6.50            4/01/2018              2,059
      1,000   EQT Corp.                                                    8.13            6/01/2019              1,103
      3,000   EQT Corp.                                                    4.88           11/15/2021              3,247
      7,500   Hess Corp.                                                   4.30            4/01/2027              7,461
      5,000   Newfield Exploration Co.                                     5.38            1/01/2026              5,238
      2,000   Noble Energy, Inc.                                           8.25            3/01/2019              2,189
      5,000   Pioneer Natural Resource                                     3.95            7/15/2022              5,273
      1,000   Polar Tankers, Inc.(b)                                       5.95            5/10/2037              1,184
        900   QEP Resources, Inc.                                          6.80            3/01/2020                945
      5,000   QEP Resources, Inc.(c)                                       6.88            3/01/2021              5,263
     10,000   Southwestern Energy Co.                                      4.10            3/15/2022              9,375
      2,000   Southwestern Energy Co.                                      6.70            1/23/2025              1,979
                                                                                                             ----------
                                                                                                                 63,555
                                                                                                             ----------
              OIL & GAS REFINING & MARKETING (0.3%)
      6,000   EnLink Midstream Partners, LP                                4.15            6/01/2025              6,024
      5,000   Marathon Petroleum Corp.                                     4.75            9/15/2044              4,890
      2,000   Motiva Enterprises, LLC(b)                                   5.75            1/15/2020              2,147
                                                                                                             ----------
                                                                                                                 13,061
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              OIL & GAS STORAGE & TRANSPORTATION (6.8%)
$     1,000   Andeavor Logis, LP/Corp                                      6.25%          10/15/2022         $    1,068
     15,000   Boardwalk Pipelines, LP                                      4.95           12/15/2024             16,025
     10,000   Buckeye Partners, LP                                         2.65           11/15/2018             10,060
     10,000   Buckeye Partners, LP                                         4.35           10/15/2024             10,415
     10,000   Columbia Pipeline Group Co.                                  4.50            6/01/2025             10,745
      3,000   DCP Midstream Operating, LP                                  4.95            4/01/2022              3,094
      4,000   DCP Midstream Operating, LP                                  3.88            3/15/2023              3,920
     18,000   DCP Midstream, LLC(b)                                        5.85            5/21/2043             16,875
      9,306   Enable Oklahoma Intrastate Transmission, LLC(b)              6.25            3/15/2020             10,020
     19,000   Enbridge Energy Partners, LP                                 8.05(d)        10/01/2077             19,047
      1,000   Energy Transfer Partners, LP                                 9.70            3/15/2019              1,116
     14,000   Energy Transfer Partners, LP                                 4.19(d)        11/01/2066             12,320
      1,000   Enterprise Products Operating, LLC                           4.88(d)         8/01/2066              1,005
     11,800   Enterprise Products Operating, LLC                           7.03(d)         1/15/2068             12,095
      5,000   EQT Midstream Partners, LP                                   4.00            8/01/2024              5,090
      9,000   EQT Midstream Partners, LP                                   4.13           12/01/2026              9,141
      2,000   Florida Gas Transmission Co.(b)                              7.90            5/15/2019              2,196
      3,000   Florida Gas Transmission Co.(b)                              5.45            7/15/2020              3,253
      2,000   Kinder Morgan Energy Partners                                6.50            4/01/2020              2,204
      7,000   Kinder Morgan Energy Partners                                5.00           10/01/2021              7,565
      1,000   Kinder Morgan, Inc.                                          6.50            9/15/2020              1,114
      6,000   Kinder Morgan, Inc.(b)                                       5.00            2/15/2021              6,431
      7,500   MPLX, LP                                                     4.00            2/15/2025              7,625
     12,000   NGPL PipeCo, LLC(b)                                          7.12           12/15/2017             12,240
      1,000   NGPL PipeCo, LLC(b),(e)                                      4.88            8/15/2027              1,031
      6,066   Northwest Pipeline, LLC(b)                                   4.00            4/01/2027              6,211
      2,000   NuStar Logistics, LP                                         8.15            4/15/2018              2,098
      5,000   NuStar Logistics, LP                                         4.80            9/01/2020              5,225
      3,000   NuStar Logistics, LP                                         4.75            2/01/2022              3,075
      2,000   ONEOK Partners, LP                                           8.63            3/01/2019              2,194
      5,000   ONEOK Partners, LP                                           4.90            3/15/2025              5,389
      8,000   ONEOK, Inc.                                                  4.25            2/01/2022              8,395
      1,000   Plains All American Pipeline, LP                             8.75            5/01/2019              1,109
      5,000   Plains All American Pipeline, LP                             3.85           10/15/2023              5,096
      1,000   Questar Pipeline Co.                                         5.83            2/01/2018              1,020
      5,000   Regency Energy Partners, LP & Regency Energy
                Finance Corp.                                              5.88            3/01/2022              5,542
      6,000   Sabine Pass Liquefaction, LLC                                5.63            2/01/2021              6,551
      2,000   Southern Union Co.                                           4.19(d)        11/01/2066              1,680
      5,000   Spectra Energy Partners, LP                                  3.38           10/15/2026              4,975
      4,500   Targa Resources Partners, LP                                 5.00            1/15/2018              4,520
      2,000   Tennessee Gas Pipeline Co.                                   7.00           10/15/2028              2,423
      3,000   Transcontinental Gas Pipe Line Co., LLC                      7.85            2/01/2026              3,906

================================================================================

28  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     5,000   Western Gas Partners, LP                                     5.38%           6/01/2021         $    5,381
      6,250   Western Gas Partners, LP                                     4.65            7/01/2026              6,551
     10,000   Williams Companies, Inc.                                     4.55            6/24/2024             10,412
                                                                                                             ----------
                                                                                                                277,448
                                                                                                             ----------
              Total Energy                                                                                      402,688
                                                                                                             ----------
              FINANCIALS (18.1%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.1%)
     10,000   Ares Capital Corp.                                           4.88           11/30/2018             10,361
     10,000   FS Investment Corp.                                          4.00            7/15/2019             10,135
      5,000   Main Street Capital Corp.                                    4.50           12/01/2019              5,052
     11,400   Prospect Capital Corp.                                       5.00            7/15/2019             11,714
     10,000   State Street Corp.                                           2.25(d)         6/01/2077              9,281
                                                                                                             ----------
                                                                                                                 46,543
                                                                                                             ----------
              CONSUMER FINANCE (0.4%)
      5,000   Capital One Financial Corp.                                  2.50            5/12/2020              5,048
     10,000   Capital One Financial Corp.                                  3.75            3/09/2027             10,075
                                                                                                             ----------
                                                                                                                 15,123
                                                                                                             ----------
              DIVERSIFIED BANKS (1.9%)
      2,000   Bank of America Corp.                                        5.75           12/01/2017              2,028
     10,000   Bank of America Corp.                                        4.20            8/26/2024             10,469
     10,000   Bank of America Corp.                                        3.71            4/24/2028             10,127
     15,000   Citigroup, Inc.                                              4.40            6/10/2025             15,745
      5,000   Citigroup, Inc.                                              3.67            7/24/2028              5,029
      1,000   Comerica Bank                                                5.20            8/22/2017              1,002
      5,000   JPMorgan Chase & Co.                                         2.95           10/01/2026              4,890
      2,000   JPMorgan Chase Capital XIII                                  2.25(d)         9/30/2034              1,863
     10,000   JPMorgan Chase Capital XXI                                   2.12(d)         1/15/2087              9,362
      7,500   USB Realty Corp.(b)                                          2.45(d)                 -(f)           6,675
      5,000   Wells Fargo & Co.                                            3.50            3/08/2022              5,214
      5,000   Wells Fargo & Co.                                            3.00           10/23/2026              4,908
                                                                                                             ----------
                                                                                                                 77,312
                                                                                                             ----------
              FINANCIAL EXCHANGES & DATA (0.3%)
     10,000   S&P Global, Inc.                                             4.00            6/15/2025             10,567
                                                                                                             ----------
              INVESTMENT BANKING & BROKERAGE (0.3%)
     10,000   Morgan Stanley                                               4.88           11/01/2022             10,896
                                                                                                             ----------
              LIFE & HEALTH INSURANCE (2.1%)
      5,000   American Equity Investment Life Holding Co.                  5.00            6/15/2027              5,215
     10,000   Athene Global Funding(b)                                     3.00            7/01/2022              9,967
      2,000   Forethought Financial Group(b)                               8.63            4/15/2021              2,305
     13,018   Lincoln National Corp.                                       3.54(d)         5/17/2066             12,269

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     8,000   MetLife, Inc.                                                6.40%          12/15/2066         $    9,269
      5,000   MetLife, Inc.(b)                                             9.25            4/08/2068              7,444
      1,000   Ohio National Financial Services, Inc.(b)                    6.38            4/30/2020              1,099
      2,000   Ohio National Financial Services, Inc.(b)                    6.63            5/01/2031              2,521
      5,000   Primerica, Inc.                                              4.75            7/15/2022              5,426
      3,000   Principal Financial Global Fund, LLC                         1.82(d)         1/10/2031              2,693
      2,000   Prudential Financial, Inc.                                   6.00           12/01/2017              2,029
     10,000   Prudential Financial, Inc.                                   5.88            9/15/2042             11,150
     14,271   StanCorp Financial Group, Inc.                               3.71(d)         6/01/2067             13,272
                                                                                                             ----------
                                                                                                                 84,659
                                                                                                             ----------
              MULTI-LINE INSURANCE (1.5%)
      2,000   American International Group, Inc.                           8.18            5/15/2068              2,735
     10,000   Genworth Holdings, Inc.                                      3.18(d)        11/15/2066              3,775
     14,000   Hartford Financial Services Group, Inc.(b)                   3.31(d)         2/12/2067             13,694
     15,000   Kemper Corp.                                                 4.35            2/15/2025             15,235
      5,000   Loews Corp.                                                  3.75            4/01/2026              5,212
     20,235   Nationwide Mutual Insurance Co.(b)                           3.54(d)        12/15/2024             20,265
                                                                                                             ----------
                                                                                                                 60,916
                                                                                                             ----------
              MULTI-SECTOR HOLDINGS (0.4%)
      5,000   Berkshire Hathaway Finance Corp.                             1.30            5/15/2018              4,998
     10,000   BNSF Funding Trust I                                         6.61           12/15/2055             11,550
                                                                                                             ----------
                                                                                                                 16,548
                                                                                                             ----------
              PROPERTY & CASUALTY INSURANCE (3.2%)
      2,000   Allied World Assurance Holdings Ltd.                         5.50           11/15/2020              2,176
      5,000   Allied World Assurance Holdings Ltd.                         4.35           10/29/2025              5,083
     15,000   Allstate Corp.                                               5.75            8/15/2053             16,556
      5,000   Allstate Corp.                                               3.12(d)         5/15/2067              4,963
      7,500   AmTrust Financial Services, Inc.                             6.13            8/15/2023              7,512
      1,535   Assured Guaranty U.S. Holdings, Inc.                         7.00            6/01/2034              1,847
      1,000   Assured Guaranty U.S. Holdings, Inc.                         3.63(d)        12/15/2066                860
     22,000   Chubb Corp.                                                  3.55(d)         3/29/2067             21,986
      5,000   Hanover Insurance Group, Inc.                                4.50            4/15/2026              5,241
      4,000   Markel Corp.                                                 3.63            3/30/2023              4,148
     10,000   Mercury General Corp.                                        4.40            3/15/2027             10,161
      5,000   Navigators Group, Inc.                                       5.75           10/15/2023              5,375
     15,000   Oil Insurance Ltd.(b)                                        4.28(d)                 -(f)          13,725
      6,000   Old Republic International Corp.                             3.88            8/26/2026              6,032
     10,025   OneBeacon U.S. Holdings, Inc.                                4.60           11/09/2022             10,397
     10,000   ProAssurance Corp.                                           5.30           11/15/2023             11,011
      5,000   RLI Corp.                                                    4.88            9/15/2023              5,355
                                                                                                             ----------
                                                                                                                132,428
                                                                                                             ----------

================================================================================

30  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (6.4%)
$    10,000   Associated Banc-Corp.                                        4.25%           1/15/2025         $   10,296
     10,000   Banc of California, Inc.                                     5.25            4/15/2025             10,148
     10,000   Bank of the Ozarks, Inc.                                     5.50            7/01/2026             10,496
      5,000   BankUnited, Inc.                                             4.88           11/17/2025              5,229
     15,000   Citizens Financial Group, Inc.(b)                            4.15            9/28/2022             15,702
      5,500   Citizens Financial Group, Inc.                               3.75            7/01/2024              5,526
      4,750   CoBiz Financial, Inc.                                        5.63            6/25/2030              5,272
      6,035   Compass Bank                                                 6.40           10/01/2017              6,078
      2,000   Cullen/Frost Bankers, Inc.                                   4.50            3/17/2027              2,073
     10,000   Cullen/Frost Capital Trust II                                2.75(d)         3/01/2034              8,729
     10,000   Eagle Bancorp, Inc.                                          5.00            8/01/2026             10,270
     10,000   Fifth Third Bank                                             3.85            3/15/2026             10,371
      5,000   First Financial Bancorp                                      5.13            8/25/2025              5,136
      1,000   First Maryland Capital Trust I                               2.30(d)         1/15/2027                941
      5,000   First Midwest Bancorp, Inc.                                  5.88            9/29/2026              5,317
     10,000   First Niagara Financial Group, Inc.                          7.25           12/15/2021             11,859
      5,000   FirstMerit Bank, N.A.                                        4.27           11/25/2026              5,195
     10,000   Fulton Financial Corp.                                       4.50           11/15/2024             10,486
      5,000   Hilltop Holdings, Inc.                                       5.00            4/15/2025              5,138
      3,000   Home Bancshares, Inc.                                        5.63            4/15/2027              3,146
     10,000   Huntington Bancshares, Inc.                                  3.15            3/14/2021             10,256
     10,000   Huntington Bancshares, Inc.                                  4.35            2/04/2023             10,517
     10,000   Key Bank, N.A.                                               3.40            5/20/2026              9,934
        750   KeyCorp Capital II                                           6.88            3/17/2029                891
      5,000   LegacyTexas Financial Group                                  5.50           12/01/2025              5,075
     16,000   Manufacturers & Traders Trust Co.                            1.84(d)        12/01/2021             15,880
      5,000   MUFG Americas Holdings Corp.                                 3.50            6/18/2022              5,160
     10,000   People's United Bank                                         4.00            7/15/2024             10,185
     10,000   People's United Financial, Inc.                              3.65           12/06/2022             10,298
      5,818   Santander Holdings USA, Inc.(b)                              4.40            7/13/2027              5,939
      5,000   Sterling National Bank                                       5.25            4/01/2026              5,081
      5,000   SunTrust Capital I                                           1.85(d)         5/15/2027              4,673
      5,000   TCF National Bank                                            4.60            2/27/2025              5,023
      4,063   Townebank/Portsmouth                                         4.50            7/30/2027              4,124
      5,000   Webster Financial Corp.                                      4.38            2/15/2024              4,986
      1,000   Wilmington Trust Corp.                                       8.50            4/02/2018              1,042
      3,500   Wintrust Financial Corp.                                     5.00            6/13/2024              3,600
                                                                                                             ----------
                                                                                                                260,072
                                                                                                             ----------
              REINSURANCE (0.1%)
      5,000   Alleghany Corp.                                              5.63            9/15/2020              5,485
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              THRIFTS & MORTGAGE FINANCE (0.4%)
$     5,000   Astoria Financial Corp.                                      3.50%           6/08/2020         $    5,050
     10,000   EverBank Financial Corp.                                     5.75            7/02/2025             11,107
                                                                                                             ----------
                                                                                                                 16,157
                                                                                                             ----------
              Total Financials                                                                                  736,706
                                                                                                             ----------
              HEALTH CARE (2.6%)
              ------------------
              BIOTECHNOLOGY (0.1%)
      5,000   Baxalta, Inc.                                                4.00            6/23/2025              5,270
                                                                                                             ----------
              HEALTH CARE EQUIPMENT (0.5%)
     10,000   Becton Dickinson & Co.                                       3.70            6/06/2027             10,162
      9,000   CR Bard, Inc.                                                3.00            5/15/2026              9,088
      2,000   Teleflex, Inc.                                               4.88            6/01/2026              2,070
                                                                                                             ----------
                                                                                                                 21,320
                                                                                                             ----------
              HEALTH CARE FACILITIES (0.6%)
     10,000   HCA, Inc.                                                    4.50            2/15/2027             10,250
      2,000   HealthSouth Corp.                                            5.75           11/01/2024              2,045
      5,000   Premier Health Partners                                      2.91           11/15/2026              4,750
      4,000   SSM Health Care                                              3.82            6/01/2027              4,141
      1,445   Vanderbilt Univ Medical Center                               4.17            7/01/2037              1,480
                                                                                                             ----------
                                                                                                                 22,666
                                                                                                             ----------
              HEALTH CARE SERVICES (0.3%)
     10,000   Express Scripts Holding Co.                                  3.00            7/15/2023             10,089
                                                                                                             ----------
              MANAGED HEALTH CARE (0.1%)
      5,000   UnitedHealth Group, Inc.                                     3.10            3/15/2026              5,062
                                                                                                             ----------
              PHARMACEUTICALS (1.0%)
     10,000   Actavis Funding SCS                                          3.80            3/15/2025             10,412
      1,000   Endo Luxembourg Finance(a)                                   5.50            4/29/2024              1,017
      5,000   Mallinckrodt International Finance S.A.(c)                   4.75            4/15/2023              4,450
      5,000   Mylan N.V.                                                   3.75           12/15/2020              5,220
      5,000   Mylan N.V.                                                   3.95            6/15/2026              5,109
     15,000   Zoetis, Inc.                                                 3.25            2/01/2023             15,500
                                                                                                             ----------
                                                                                                                 41,708
                                                                                                             ----------
              Total Health Care                                                                                 106,115
                                                                                                             ----------
              INDUSTRIALS (5.5%)
              ------------------
              AEROSPACE & DEFENSE (1.1%)
     10,000   Arconic, Inc.                                                5.40            4/15/2021             10,716
     10,000   L-3 Communications Corp.                                     5.20           10/15/2019             10,695
     15,000   Lockheed Martin Corp.                                        3.60            3/01/2035             14,817


================================================================================

32  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     5,000   Spirit AeroSystems, Inc.                                     3.85%           6/15/2026         $    5,085
      5,000   United Technologies Corp.                                    3.10            6/01/2022              5,196
                                                                                                             ----------
                                                                                                                 46,509
                                                                                                             ----------
              AIR FREIGHT & LOGISTICS (0.2%)
     10,000   FedEx Corp.                                                  3.90            2/01/2035             10,117
                                                                                                             ----------
              AIRLINES (1.4%)
        482   America West Airlines, Inc. Pass-Through Trust (INS)         7.93            7/02/2020                509
      8,010   American Airlines, Inc. Pass-Through Trust                   4.00            1/15/2027              8,351
      2,000   American Airlines, Inc. Pass-Through Trust(e)                3.60            4/15/2031              2,000
        410   Continental Airlines, Inc. Pass-Through Trust                6.55            8/02/2020                429
        408   Continental Airlines, Inc. Pass-Through Trust (INS)          6.24            9/15/2021                424
      8,834   Continental Airlines, Inc. Pass-Through Trust                4.15           10/11/2025              9,320
      8,038   Hawaiian Airlines, Inc. Pass-Through Trust                   3.90            7/15/2027              8,323
      6,003   United Airlines, Inc. Pass-Through Trust                     4.63            3/03/2024              6,231
      4,386   United Airlines, Inc. Pass-Through Trust                     4.30            2/15/2027              4,660
        712   US Airways Group, Inc. Pass-Through Trust (INS)              7.08            9/20/2022                764
      3,063   US Airways Group, Inc. Pass-Through Trust                    6.25           10/22/2024              3,419
      1,980   US Airways Group, Inc. Pass-Through Trust(g)                 7.13            4/22/2025              2,299
      8,055   US Airways Group, Inc. Pass-Through Trust                    3.95            5/15/2027              8,438
                                                                                                             ----------
                                                                                                                 55,167
                                                                                                             ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.4%)
      4,875   Terex Corp.(a)                                               3.73            1/31/2024              4,901
     10,000   Wabtec Corp.(b)                                              3.45           11/15/2026              9,899
                                                                                                             ----------
                                                                                                                 14,800
                                                                                                             ----------
              INDUSTRIAL CONGLOMERATES (0.2%)
      5,921   General Electric Co.                                         5.00                    -(f)           6,250
                                                                                                             ----------
              INDUSTRIAL MACHINERY (0.5%)
      5,000   CNH Industrial Capital, LLC                                  3.88            7/16/2018              5,077
     10,000   CNH Industrial Capital, LLC(c)                               3.38            7/15/2019             10,175
      6,000   Stanley Black & Decker, Inc.(c)                              5.75           12/15/2053              6,327
                                                                                                             ----------
                                                                                                                 21,579
                                                                                                             ----------
              RAILROADS (0.3%)
      1,700   Union Pacific Corp.                                          3.25            1/15/2025              1,755
     10,000   Union Pacific Corp.                                          2.75            3/01/2026              9,948
                                                                                                             ----------
                                                                                                                 11,703
                                                                                                             ----------
              TRADING COMPANIES & DISTRIBUTORS (0.6%)
     10,000   Air Lease Corp.                                              3.00            9/15/2023              9,992

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     7,000   ILFC E-Capital Trust I(b)                                    4.34%(d)      12/21/2065          $    6,698
      2,000   ILFC E-Capital Trust II(b)                                   4.59(d)       12/21/2065               1,939
      6,000   International Lease Finance Corp.(b)                         7.13           9/01/2018               6,336
                                                                                                             ----------
                                                                                                                 24,965
                                                                                                             ----------
              TRUCKING (0.8%)
      1,000   Avis Budget Car Finance, Inc.(b)                             5.13           6/01/2022               1,001
      5,000   ERAC USA Finance, LLC(b)                                     3.30          10/15/2022               5,150
     20,000   Penske Truck Leasing Co., LP(b)                              4.25           1/17/2023              21,319
      5,000   Ryder System, Inc.                                           3.45          11/15/2021               5,210
                                                                                                             ----------
                                                                                                                 32,680
                                                                                                             ----------
              Total Industrials                                                                                 223,770
                                                                                                             ----------
              INFORMATION TECHNOLOGY (1.4%)
              -----------------------------
              APPLICATION SOFTWARE (0.1%)
      3,482   Solera, LLC(a)                                               4.51           3/03/2023               3,510
                                                                                                             ----------

              COMMUNICATIONS EQUIPMENT (0.2%)
     10,000   Cisco Systems, Inc.                                          2.60           2/28/2023              10,091
                                                                                                             ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
      2,604   Keysight Technologies, Inc.                                  4.60           4/06/2027               2,765
                                                                                                             ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
      5,000   Molex Electronic Technologies, LLC(b)                        3.90           4/15/2025               5,118
                                                                                                             ----------
              HOME ENTERTAINMENT SOFTWARE (0.2%)
      7,500   Activision Blizzard                                          3.40           9/15/2026               7,570
                                                                                                             ----------
              SEMICONDUCTORS (0.5%)
      5,000   Broadcom Ltd. / Broadcom Cayman L.P.(b)                      3.63           1/15/2024               5,152
      1,000   Micron Technology, Inc.                                      7.50           9/15/2023               1,118
     10,000   Qualcomm, Inc.                                               3.45           5/20/2025              10,340
      3,000   Qualcomm, Inc.                                               3.25           5/20/2027               3,025
                                                                                                             ----------
                                                                                                                 19,635
                                                                                                             ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.2%)
      7,500   Dell International, LLC / EMC Corp.(b)                       4.42           6/15/2021               7,922
      2,500   Dell International, LLC / EMC Corp.(b)                       5.88           6/15/2021               2,628
                                                                                                             ----------
                                                                                                                 10,550
                                                                                                             ----------
              Total Information Technology                                                                       59,239
                                                                                                             ----------
              MATERIALS (3.0%)
              ----------------
              COMMODITY CHEMICALS (0.5%)
      5,000   Chevron Phillips Chemical Co.(b)                             3.40          12/01/2026               5,113

================================================================================

34  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     3,850   LYB International Finance II B.V.                            3.50%           3/02/2027         $    3,864
     10,000   Westlake Chemical Corp.                                      3.60            8/15/2026             10,068
                                                                                                             ----------
                                                                                                                 19,045
                                                                                                             ----------
              CONSTRUCTION MATERIALS (0.2%)
      3,000   CRH America, Inc.                                            5.75            1/15/2021              3,316
      5,000   Martin Marietta Materials, Inc.                              4.25            7/02/2024              5,322
                                                                                                             ----------
                                                                                                                  8,638
                                                                                                             ----------
              DIVERSIFIED CHEMICALS (0.2%)
      7,500   CF Industries, Inc.(b)                                       4.50           12/01/2026              7,808
      1,000   E.I. du Pont de Nemours & Co.                                6.00            7/15/2018              1,042
                                                                                                             ----------
                                                                                                                  8,850
                                                                                                             ----------
              DIVERSIFIED METALS & MINING (0.1%)
      6,000   Freeport-McMoRan, Inc.                                       3.55            3/01/2022              5,835
                                                                                                             ----------
              METAL & GLASS CONTAINERS (0.1%)
      1,000   Ball Corp.                                                   5.00            3/15/2022              1,080
      2,500   Ball Corp.                                                   5.25            7/01/2025              2,759
                                                                                                             ----------
                                                                                                                  3,839
                                                                                                             ----------
              PAPER PACKAGING (0.9%)
      3,000   International Paper Co.                                      7.50            8/15/2021              3,573
      5,000   International Paper Co.                                      4.75            2/15/2022              5,478
      5,000   International Paper Co.                                      3.80            1/15/2026              5,183
      7,500   International Paper Co.                                      3.00            2/15/2027              7,311
      4,750   Klockner Pentaplast of America, Inc.(a)                      5.55            6/29/2022              4,775
      5,153   Sealed Air Corp.(b)                                          6.88            7/15/2033              5,997
      5,000   WestRock RKT Co.                                             4.45            3/01/2019              5,186
                                                                                                             ----------
                                                                                                                 37,503
                                                                                                             ----------
              PAPER PRODUCTS (0.1%)
      3,000   Georgia-Pacific, LLC                                         7.25            6/01/2028              3,972
                                                                                                             ----------
              SPECIALTY CHEMICALS (0.2%)
      3,500   H.B. Fuller Co.                                              4.00            2/15/2027              3,583
      2,900   Sherwin-Williams Co.                                         3.45            6/01/2027              2,954
                                                                                                             ----------
                                                                                                                  6,537
                                                                                                             ----------
              STEEL (0.7%)
      2,000   Allegheny Technologies, Inc.                                 9.38            6/01/2019              2,170
     10,000   Allegheny Technologies, Inc.                                 5.95            1/15/2021             10,200
      3,000   Allegheny Technologies, Inc.                                 7.88            8/15/2023              3,165
      2,000   Carpenter Technology Corp.(g)                                5.20            7/15/2021              2,093
     10,000   Worthington Industries, Inc.                                 4.55            4/15/2026             10,365
                                                                                                             ----------
                                                                                                                 27,993
                                                                                                             ----------
              Total Materials                                                                                   122,212
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              REAL ESTATE (4.9%)
              ------------------
              REITs - DIVERSIFIED (0.2%)
$     6,000   Spirit Realty LP                                             4.45%           9/15/2026         $    5,796
      5,000   Washington REIT                                              3.95           10/15/2022              5,103
                                                                                                             ----------
                                                                                                                 10,899
                                                                                                             ----------
              REITs - HEALTH CARE (1.1%)
      4,000   Care Capital Properties, LP                                  5.13            8/15/2026              4,086
      4,901   MPT Operating Partnership, LP / MPT Finance Corp.            5.25            8/01/2026              5,146
      2,000   Nationwide Health Properties, Inc.                           6.90           10/01/2037              2,486
     10,000   Omega Healthcare Investors, Inc.                             4.95            4/01/2024             10,487
      7,500   Physicians Realty, LP                                        4.30            3/15/2027              7,663
      4,000   Sabra Health Care, LP & Sabra Capital Corp.                  5.50            2/01/2021              4,155
      2,000   Senior Housing Properties Trust                              6.75           12/15/2021              2,244
      2,000   Welltower, Inc.                                              4.70            9/15/2017              2,007
      3,000   Welltower, Inc.                                              6.13            4/15/2020              3,311
      2,000   Welltower, Inc.                                              4.95            1/15/2021              2,161
                                                                                                             ----------
                                                                                                                 43,746
                                                                                                             ----------
              REITs - HOTEL & RESORT (0.1%)
      5,000   Hospitality Property Trust                                   4.95            2/15/2027              5,248
                                                                                                             ----------
              REITs - MORTGAGE (0.1%)
      2,000   Starwood Property Trust, Inc.                                5.00           12/15/2021              2,090
                                                                                                             ----------
              REITs - OFFICE (0.6%)
      7,000   Alexandria Real Estate Equities, Inc.                        4.60            4/01/2022              7,505
      2,000   Boston Properties, LP                                        5.88           10/15/2019              2,151
      8,000   Boston Properties, LP                                        3.85            2/01/2023              8,493
      7,500   Columbia Property Trust Operating Partnership, LP            3.65            8/15/2026              7,343
                                                                                                             ----------
                                                                                                                 25,492
                                                                                                             ----------
              REITs - RESIDENTIAL (0.6%)
      5,550   AvalonBay Communities, Inc.                                  2.85            3/15/2023              5,562
      9,000   ERP Operating, LP                                            2.85           11/01/2026              8,759
     10,000   UDR, Inc.                                                    4.63            1/10/2022             10,713
                                                                                                             ----------
                                                                                                                 25,034
                                                                                                             ----------
              REITs - RETAIL (1.0%)
      5,000   CBL & Associates, LP(c)                                      5.25           12/01/2023              4,938
      3,000   Federal Realty Investment Trust                              3.00            8/01/2022              3,036
     10,000   Federal Realty Investment Trust                              2.75            6/01/2023              9,880
        741   Federal Realty Investment Trust                              3.25            7/15/2027                733
      1,000   National Retail Properties, Inc.                             6.88           10/15/2017              1,010
      5,000   National Retail Properties, Inc.                             4.00           11/15/2025              5,147
      2,000   Realty Income Corp.                                          5.75            1/15/2021              2,200

================================================================================

36  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     2,100   Realty Income Corp.                                          3.25%          10/15/2022         $    2,150
      5,000   Realty Income Corp.                                          4.13           10/15/2026              5,208
      6,000   Realty Income Corp.                                          3.00            1/15/2027              5,731
                                                                                                             ----------
                                                                                                                 40,033
                                                                                                             ----------
              REITs - SPECIALIZED (1.2%)
      5,000   American Tower Corp.                                         3.45            9/15/2021              5,196
      5,000   American Tower Corp.                                         5.90           11/01/2021              5,638
     21,204   CC Holdings GS V, LLC / Crown Castle III Corp.               3.85            4/15/2023             22,389
      3,920   Communications Sales & Leasing, Inc.(a)                      4.23           10/24/2022              3,933
      6,000   EPR Properties                                               7.75            7/15/2020              6,843
      5,000   EPR Properties                                               4.75           12/15/2026              5,181
                                                                                                             ----------
                                                                                                                 49,180
                                                                                                             ----------
              Total Real Estate                                                                                 201,722
                                                                                                             ----------
              TELECOMMUNICATION SERVICES (1.6%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
     10,000   AT&T, Inc.                                                   4.50            5/15/2035              9,768
      2,000   AT&T, Inc.                                                   5.25            3/01/2037              2,100
      5,000   CenturyLink, Inc.(a),(e),(h)                                    -(o)         2/17/2018              5,000
      2,000   CenturyLink, Inc.                                            6.45            6/15/2021              2,169
      5,000   CenturyLink, Inc.                                            5.80            3/15/2022              5,213
      2,000   CenturyLink, Inc.                                            6.75           12/01/2023              2,130
      3,000   Frontier Communications Corp.(c)                             6.25            9/15/2021              2,647
      5,000   Frontier Communications Corp.                               11.00            9/15/2025              4,606
      6,000   Qwest Corp.                                                  6.75           12/01/2021              6,642
     10,000   Verizon Communications, Inc.                                 2.95            3/15/2022             10,113
                                                                                                             ----------
                                                                                                                 50,388
                                                                                                             ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.4%)
      4,718   Grain Spectrum Funding II(b)                                 3.29           10/10/2034              4,724
     11,000   Sprint Spectrum Co., LLC/Sprint Spectrum
                Co. II, LLC/Sprint Spectrum Co.(b)                         3.36            3/20/2023             11,178
                                                                                                             ----------
                                                                                                                 15,902
                                                                                                             ----------
              Total Telecommunication Services                                                                   66,290
                                                                                                             ----------
              UTILITIES (6.6%)
              ----------------
              ELECTRIC UTILITIES (4.3%)
      7,107   Bruce Mansfield Unit Pass-Through Trust                      6.85            6/01/2034              3,101
     10,000   Cleco Corporate Holdings, LLC                                3.74            5/01/2026             10,164
      2,000   Cleveland Electric Illuminating Co.                          8.88           11/15/2018              2,174
      2,000   Commonwealth Edison Co.                                      5.80            3/15/2018              2,052
     10,000   Duke Energy Carolinas, LLC                                   2.50            3/15/2023             10,090
      5,000   Duke Energy Indiana, LLC                                     3.75            5/15/2046              4,958
      1,045   Duke Energy Progress, Inc.                                   6.13            9/15/2033              1,324

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$    13,000   Duquesne Light Holdings, Inc.(b)                             6.40%           9/15/2020         $   14,561
      3,500   Duquesne Light Holdings, Inc.(b)                             5.90           12/01/2021              3,930
     10,000   Entergy Texas, Inc.                                          2.55            6/01/2021              9,996
      3,500   FirstEnergy Corp.                                            3.90            7/15/2027              3,535
        132   FPL Energy National Wind, LLC(b)                             5.61            3/10/2024                133
      5,000   Georgia Power Co.                                            3.25            4/01/2026              5,027
      3,000   Great Plains Energy, Inc.                                    6.88            9/15/2017              3,017
      2,000   Indiana Michigan Power Co.                                   7.00            3/15/2019              2,161
     12,500   IPALCO Enterprises, Inc.                                     5.00            5/01/2018             12,750
      2,000   Metropolitan Edison Co.                                      7.70            1/15/2019              2,153
      1,000   Nevada Power Co.                                             6.50            5/15/2018              1,037
     14,000   NextEra Energy Capital Holdings, Inc.                        3.37(d)        10/01/2066             13,580
      1,000   NextEra Energy Capital Holdings, Inc.                        7.30(d)         9/01/2067              1,009
      3,000   NV Energy, Inc.                                              6.25           11/15/2020              3,376
      2,000   Oglethorpe Power Corp.                                       6.10            3/15/2019              2,127
      5,000   Oncor Electric Delivery Co., LLC                             3.75            4/01/2045              4,959
      5,000   Pacific Gas & Electric Co.                                   2.95            3/01/2026              5,013
     15,000   PPL Capital Funding, Inc.                                    3.96(d)         3/30/2067             14,775
      3,000   Public Service Co. of New Mexico                             7.95            5/15/2018              3,143
      6,900   Southern California Edison Co.                               6.25                    -(f)           7,711
     10,000   Southern Co.                                                 3.25            7/01/2026              9,972
      5,000   System Energy Resources, Inc.                                4.10            4/01/2023              5,219
      4,000   Texas - New Mexico Power Co.(b)                              9.50            4/01/2019              4,476
     10,000   Xcel Energy, Inc.                                            3.30            6/01/2025             10,171
                                                                                                             ----------
                                                                                                                177,694
                                                                                                             ----------
              GAS UTILITIES (0.6%)
      1,000   Atmos Energy Corp.                                           8.50            3/15/2019              1,105
      4,000   National Fuel Gas Co.                                        4.90           12/01/2021              4,285
     10,000   National Fuel Gas Co.                                        3.75            3/01/2023             10,179
      1,000   National Fuel Gas Co.                                        7.38            6/13/2025              1,191
      6,120   Spire, Inc.                                                  3.54            2/27/2024              6,194
                                                                                                             ----------
                                                                                                                 22,954
                                                                                                             ----------
              MULTI-UTILITIES (1.4%)
      1,000   Ameren Illinois Co.                                          6.13           11/15/2017              1,013
      2,000   Ameren Illinois Co.                                          9.75           11/15/2018              2,197
      3,000   Black Hills Corp.                                            5.88            7/15/2020              3,284
      5,000   Black Hills Corp.                                            3.95            1/15/2026              5,194
      2,000   CMS Energy Corp.                                             6.25            2/01/2020              2,197
      3,000   CMS Energy Corp.                                             5.05            3/15/2022              3,301
      5,000   Consumers Energy Co.                                         2.85            5/15/2022              5,122
      6,050   Dominion Resources, Inc.                                     4.12(d)         6/30/2066              5,747
      8,000   Dominion Resources, Inc.                                     3.60(d)         9/30/2066              7,000

================================================================================

38  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     8,000   Puget Sound Energy, Inc.                                     6.97%(d)        6/01/2067         $    7,820
      2,000   Sempra Energy                                                9.80            2/15/2019              2,238
     14,500   WEC Energy Group, Inc.                                       3.29(d)         5/15/2067             14,142
                                                                                                             ----------
                                                                                                                 59,255
                                                                                                             ----------
              WATER UTILITIES (0.3%)
     10,000   Aquarion Co., Inc.(b)                                        4.00            8/15/2024             10,481
                                                                                                             ----------
              Total Utilities                                                                                   270,384
                                                                                                             ----------
              Total Corporate Obligations (cost: $2,315,438)                                                  2,408,074
                                                                                                             ----------

              EURODOLLAR AND YANKEE OBLIGATIONS (19.3%)

              CONSUMER DISCRETIONARY (0.2%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.1%)
      5,000   Daimler Finance, N.A., LLC(b)                                2.25            7/31/2019              5,026
                                                                                                             ----------
              PUBLISHING (0.1%)
      4,622   Pearson Funding Four plc(b)                                  3.75            5/08/2022              4,669
                                                                                                             ----------
              Total Consumer Discretionary                                                                        9,695
                                                                                                             ----------
              CONSUMER STAPLES (1.7%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
      8,000   Viterra, Inc.(b)                                             5.95            8/01/2020              8,736
                                                                                                             ----------
              BREWERS (0.5%)
      5,000   Anheuser-Busch InBev Worldwide, Inc.                         3.75            1/15/2022              5,312
     15,000   Anheuser-Busch InBev Worldwide, Inc.                         3.65            2/01/2026             15,542
                                                                                                             ----------
                                                                                                                 20,854
                                                                                                             ----------
              DISTILLERS & VINTNERS (0.3%)
     10,000   Becle S.A. de C.V.(b)                                        3.75            5/13/2025             10,140
                                                                                                             ----------
              FOOD RETAIL (0.1%)
        301   Ahold Lease USA, Inc. Pass-Through Trust                     7.82            1/02/2020                316
      3,334   Alimentation Couche Tard, Inc.(b)                            3.55            7/26/2027              3,365
                                                                                                             ----------
                                                                                                                  3,681
                                                                                                             ----------
              PACKAGED FOODS & MEAT (0.1%)
      5,000   Smithfield Foods, Inc.(b)                                    4.25            2/01/2027              5,200
                                                                                                             ----------
              TOBACCO (0.5%)
     10,000   BAT International Finance plc(b)                             3.25            6/07/2022             10,269
     10,000   Imperial Brands Finance plc(b)                               4.25            7/21/2025             10,580
                                                                                                             ----------
                                                                                                                 20,849
                                                                                                             ----------
              Total Consumer Staples                                                                             69,460
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              ENERGY (1.7%)
              -------------
              INTEGRATED OIL & GAS (0.9%)
$    10,000   BP Capital Markets plc                                       3.72%          11/28/2028         $   10,406
      1,000   Husky Energy, Inc.                                           7.25           12/15/2019              1,119
     10,000   Petrobras Global Finance B.V.                                4.88            3/17/2020             10,270
      5,000   Petroleos Mexicanos Co.                                      4.50            1/23/2026              4,980
     10,000   Petroleos Mexicanos Co.(b)                                   6.50            3/13/2027             11,022
                                                                                                             ----------
                                                                                                                 37,797
                                                                                                             ----------
              OIL & GAS DRILLING (0.1%)
      5,000   Noble Holding International Ltd.                             7.70            4/01/2025              3,881
        499   QGOG Atlantic/Alaskan Rigs Ltd.(b),(g)                       5.25            7/30/2019                495
                                                                                                             ----------
                                                                                                                  4,376
                                                                                                             ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
      4,500   Canadian Natural Resources Ltd.                              3.85            6/01/2027              4,556
      1,500   Repsol Oil & Gas Canada, Inc.                                7.75            6/01/2019              1,638
      2,000   Woodside Finance Ltd.(b)                                     4.60            5/10/2021              2,122
                                                                                                             ----------
                                                                                                                  8,316
                                                                                                             ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
      5,000   APT Pipelines Ltd.(b)                                        4.20            3/23/2025              5,187
      1,275   Nakilat, Inc.(b)                                             6.07           12/31/2033              1,485
      2,000   TransCanada PipeLines Ltd.                                   7.13            1/15/2019              2,148
     11,860   TransCanada PipeLines Ltd.                                   3.39(d)         5/15/2067             11,208
                                                                                                             ----------
                                                                                                                 20,028
                                                                                                             ----------
              Total Energy                                                                                       70,517
                                                                                                             ----------
              FINANCIALS (5.8%)
              -----------------
              DIVERSIFIED BANKS (4.6%)
     10,000   ABN AMRO Bank N.V.(b)                                        4.75            7/28/2025             10,677
     10,000   ABN AMRO Bank N.V.(b)                                        4.80            4/18/2026             10,748
     10,000   Australia & New Zealand Banking Group Ltd.(b)                4.40            5/19/2026             10,410
      2,450   Barclays Bank plc                                            1.69(d)                 -(f)           2,119
      6,200   Barclays Bank plc                                            4.84            5/09/2028              6,449
     15,000   BNP Paribas S.A.(b)                                          4.38            5/12/2026             15,590
      4,500   Cooperatieve Rabobank U.A.                                   1.70            3/19/2018              4,506
     10,000   Cooperatieve Rabobank U.A.                                   3.88            2/08/2022             10,662
      8,451   Cooperatieve Rabobank U.A.                                   3.95           11/09/2022              8,906
     10,000   Credit Suisse Group Funding Ltd.                             4.55            4/17/2026             10,740
     10,000   HSBC Bank plc                                                1.75(d)                 -(f)           8,234
     10,000   HSBC Holdings plc                                            3.90            5/25/2026             10,434
      5,900   ING Groep N.V.                                               3.95            3/29/2027              6,193
     10,000   Nordea Bank AB(b)                                            4.25            9/21/2022             10,622

================================================================================

40  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     4,000   Royal Bank of Scotland Group plc(c)                          7.64%(d)                -(f)      $    3,855
     10,000   Royal Bank of Scotland Group plc                             6.13           12/15/2022             11,091
      6,560   Santander Bank, N.A.                                         8.75            5/30/2018              6,913
     10,000   Santander UK plc                                             3.05            8/23/2018             10,121
     10,000   Santander UK plc(b)                                          5.00           11/07/2023             10,846
      7,500   Swedbank AB(b)                                               2.65            3/10/2021              7,611
     10,000   Westpac Banking Corp.                                        4.32           11/23/2031             10,331
                                                                                                             ----------
                                                                                                                187,058
                                                                                                             ----------
              LIFE & HEALTH INSURANCE (0.2%)
      7,000   Great-West Life & Annuity Insurance Capital, LP(b)           3.72(d)         5/16/2046              7,000
                                                                                                             ----------
              PROPERTY & CASUALTY INSURANCE (0.8%)
     20,056   QBE Capital Funding III Ltd.(b)                              7.25            5/24/2041             22,538
      5,000   XLIT Ltd.                                                    3.76(d)                 -(f)           4,700
      5,000   XLIT Ltd.                                                    4.45            3/31/2025              5,215
                                                                                                             ----------
                                                                                                                 32,453
                                                                                                             ----------
              THRIFTS & MORTGAGE FINANCE (0.2%)
     10,000   Nationwide Building Society(b)                               4.00            9/14/2026             10,028
                                                                                                             ----------
              Total Financials                                                                                  236,539
                                                                                                             ----------
              GOVERNMENT (0.1%)
              -----------------
              FOREIGN GOVERNMENT (0.1%)
      5,000   Italy Government International Bond                          5.38            6/15/2033              5,768
                                                                                                             ----------
              HEALTH CARE (0.4%)
              ------------------
              PHARMACEUTICALS (0.4%)
     15,000   Teva Pharmaceuticals Finance                                 3.15           10/01/2026             14,382
                                                                                                             ----------
              INDUSTRIALS (3.8%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
     10,000   BAE Systems Holdings, Inc.(b)                                3.85           12/15/2025             10,466
      1,000   Dae Funding, LLC(b),(e)                                      4.00            8/01/2020              1,019
                                                                                                             ----------
                                                                                                                 11,485
                                                                                                             ----------
              AIRLINES (1.5%)
      5,000   Air Canada Pass-Through Trust(b)                             5.00            3/15/2020              5,125
      3,656   Air Canada Pass-Through Trust(b)                             5.38           11/15/2022              3,865
      8,932   Air Canada Pass-Through Trust(b)                             3.88            9/15/2024              8,943
      8,331   Air Canada Pass-Through Trust(b)                             4.13           11/15/2026              8,737
      5,711   Air Canada Pass-Through Trust(b)                             3.75            6/15/2029              5,918
     12,960   British Airways Pass-Through Trust(b)                        4.63           12/20/2025             13,965
      3,166   Latam Airlines Pass-Through Trust                            4.20            8/15/2029              3,174
      1,904   Virgin Australia Trust(b)                                    6.00            4/23/2022              1,956
     10,000   WestJet Airlines Ltd.(b)                                     3.50            6/16/2021             10,147
                                                                                                             ----------
                                                                                                                 61,830
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              AIRPORT SERVICES (0.6%)
$    10,000   Heathrow Funding Ltd.(b)                                     4.88%           7/15/2021         $   10,793
     10,000   Sydney Airport Finance Co. Proprietary Ltd.(b)               3.90            3/22/2023             10,511
      2,000   Sydney Airport Finance Co. Proprietary Ltd.                  3.63            4/28/2026              2,024
                                                                                                             ----------
                                                                                                                 23,328
                                                                                                             ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
      5,500   Brambles USA, Inc.(b)                                        4.13           10/23/2025              5,642
                                                                                                             ----------
              INDUSTRIAL CONGLOMERATES (0.9%)
      7,500   CK Hutchison International 16 Ltd.(b)                        2.75           10/03/2026              7,248
      5,000   CK Hutchison International 17 Ltd.(b)                        3.50            4/05/2027              5,117
      2,000   Hutchison Whampoa International 11 Ltd.(b)                   4.63            1/13/2022              2,155
     20,000   Siemens Financieringsmaatschappij N.V.(b)                    3.25            5/27/2025             20,489
      1,000   Siemens Financieringsmaatschappij N.V.(b)                    6.13            8/17/2026              1,238
                                                                                                             ----------
                                                                                                                 36,247
                                                                                                             ----------
              RAILROADS (0.3%)
      4,261   Asciano Finance Ltd.(b)                                      4.63            9/23/2020              4,449
      8,000   Canadian National Railway Co.                                2.75            3/01/2026              7,977
                                                                                                             ----------
                                                                                                                 12,426
                                                                                                             ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      3,000   Aercap Ireland Cap Ltd.                                      4.63            7/01/2022              3,226
                                                                                                             ----------
              Total Industrials                                                                                 154,184
                                                                                                             ----------
              INFORMATION TECHNOLOGY (0.2%)
              -----------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.2%)
      5,000   Tyco Electronics Group S.A.                                  3.50            2/03/2022              5,232
      1,200   Tyco Electronics Group S.A.                                  3.13            8/15/2027              1,191
                                                                                                             ----------
                                                                                                                  6,423
                                                                                                             ----------
              Total Information Technology                                                                        6,423
                                                                                                             ----------
              MATERIALS (3.7%)
              ----------------
              ALUMINUM (0.0%)
      1,000   Alcoa Nederland Holding Co.(b)                               6.75            9/30/2024              1,108
                                                                                                             ----------
              COMMODITY CHEMICALS (0.3%)
     10,000   Braskem Finance Ltd.                                         6.45            2/03/2024             10,950
                                                                                                             ----------
              CONSTRUCTION MATERIALS (0.0%)
      1,000   Votorantim Cimentos SA                                       7.25            4/05/2041              1,035
                                                                                                             ----------
              DIVERSIFIED CHEMICALS (0.1%)
      3,000   Incitec Pivot Finance, LLC(b)                                6.00           12/10/2019              3,205
                                                                                                             ----------
              DIVERSIFIED METALS & MINING (1.0%)
      5,000   Anglo American Capital plc(b)                                2.63            9/27/2017              5,001
      5,000   Anglo American Capital plc(b)                                4.13            4/15/2021              5,200

================================================================================

42  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$     2,500   Anglo American Capital plc(b),(g)                            3.75%           4/10/2022         $    2,566
     15,000   Glencore Funding, LLC(b)                                     4.00            3/27/2027             15,148
      3,000   Southern Copper Corp.                                        3.88            4/23/2025              3,098
      3,000   Teck Resources Ltd.                                          4.75            1/15/2022              3,171
      5,000   Teck Resources Ltd.(c)                                       3.75            2/01/2023              5,063
                                                                                                             ----------
                                                                                                                 39,247
                                                                                                             ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
     10,000   Potash Corp. of Saskatchewan, Inc.                           3.00            4/01/2025              9,834
      7,230   Yara International ASA(b)                                    3.80            6/06/2026              7,220
                                                                                                             ----------
                                                                                                                 17,054
                                                                                                             ----------
              GOLD (0.7%)
     15,000   Goldcorp, Inc.                                               3.70            3/15/2023             15,615
     10,000   Kinross Gold Corp.                                           5.95            3/15/2024             10,950
      2,000   Kinross Gold Corp.(b)                                        4.50            7/15/2027              1,998
                                                                                                             ----------
                                                                                                                 28,563
                                                                                                             ----------
              METAL & GLASS CONTAINERS (0.2%)
      1,000   Ardagh Packaging Finance plc & Ardagh MP
                Holdings USA, Inc.(b)                                      4.25            9/15/2022              1,030
      7,500   CCL Industries, Inc.(b)                                      3.25           10/01/2026              7,241
                                                                                                             ----------
                                                                                                                  8,271
                                                                                                             ----------
              PAPER PACKAGING (0.1%)
      3,000   Smurfit Kappa Acquisitions(b)                                4.88            9/15/2018              3,097
                                                                                                             ----------
              PAPER PRODUCTS (0.1%)
      5,000   Amcor Finance USA, Inc.(b)                                   3.63            4/28/2026              5,020
                                                                                                             ----------
              PRECIOUS METALS & MINERALS (0.3%)
     10,000   Fresnillo plc(b)                                             5.50           11/13/2023             11,150
                                                                                                             ----------
              STEEL (0.5%)
      3,000   ArcelorMittal                                                6.13            6/01/2018              3,090
      2,000   ArcelorMittal                                                6.00            3/01/2021              2,200
      4,000   ArcelorMittal                                                6.75            2/25/2022              4,530
      2,000   Vale Overseas Ltd.                                           4.63            9/15/2020              2,095
      5,000   Vale Overseas Ltd.                                           4.38            1/11/2022              5,172
      5,000   Vale Overseas Ltd.                                           6.25            8/10/2026              5,570
                                                                                                             ----------
                                                                                                                 22,657
                                                                                                             ----------
              Total Materials                                                                                   151,357
                                                                                                             ----------
              REAL ESTATE (0.3%)
              ------------------
              REITs - RETAIL (0.3%)
     10,750   WEA Finance, LLC / Westfield UK & Europe
                Finance plc(b)                                             3.75            9/17/2024             10,968
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)(n)      SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              UTILITIES (1.4%)
              ----------------
              ELECTRIC UTILITIES (1.1%)
$     5,000   Comision Federal de Electricidad(b)                          4.75%           2/23/2027         $    5,169
      6,000   EDP Finance B.V.(b)                                          4.13            1/15/2020              6,228
     10,000   Electricite De France S.A.(b)                                5.25                    -(f)          10,375
      5,000   Emera US Finance, LP                                         3.55            6/15/2026              5,080
      5,000   Enel Finance Intl N.V.(b)                                    3.63            5/25/2027              5,057
     10,000   Fortis, Inc.                                                 3.06           10/04/2026              9,730
      3,500   Transelec S.A.(b)                                            3.88            1/12/2029              3,438
                                                                                                             ----------
                                                                                                                 45,077
                                                                                                             ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
     10,200   TransAlta Corp.                                              6.90            5/15/2018             10,590
                                                                                                             ----------
              Total Utilities                                                                                    55,667
                                                                                                             ----------
              Total Eurodollar and Yankee Obligations (cost: $754,354)                                          784,960
                                                                                                             ----------

              FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
  CAD15,000   Province of Alberta (cost: $14,617)                          2.55           12/15/2022             12,218
                                                                                                             ----------

              ASSET-BACKED SECURITIES (0.8%)

              FINANCIALS (0.4%)
              -----------------
              ASSET-BACKED FINANCING (0.4%)
      2,855   Avis Budget Rental Car Funding AESOP, LLC(b)                 3.75            7/20/2020              2,875
      1,000   Citibank Credit Card Issuance Trust                          5.65            9/20/2019              1,005
      2,000   Hertz Vehicle Financing, LLC(b)                              6.44            2/25/2019              2,029
      2,316   Hertz Vehicle Financing, LLC                                 3.95            9/25/2019              2,305
      2,358   SLM Student Loan Trust                                       1.53(d)         1/25/2041              2,127
        920   SLM Student Loan Trust                                       1.86(d)        10/25/2065                879
        944   Trinity Rail Leasing, LP (INS)(b)                            5.27            8/14/2027                965
      2,657   Trinity Rail Leasing, LP(b)                                  5.90            5/14/2036              2,637
      3,333   Trip Rail Master Funding, LLC(b),(e),(i)                     3.74            8/15/2047              3,337
                                                                                                             ----------
                                                                                                                 18,159
                                                                                                             ----------
              Total Financials                                                                                   18,159
                                                                                                             ----------
              UTILITIES (0.4%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
     15,000   Hawaii Dept. of Business Economic Dev. & Tourism             3.24            1/01/2031             15,099
                                                                                                             ----------
              Total Asset-Backed Securities (cost: $32,991)                                                      33,258
                                                                                                             ----------

              COLLATERALIZED LOAN OBLIGATIONS (0.7%)

              FINANCIALS (0.7%)
              -----------------
      3,500   CIFC Funding Ltd. (b)                                        3.01            4/23/2029              3,503
      4,000   Dryden Senior Loan Fund (b)                                  3.31(d)         7/20/2029              4,044

================================================================================

44  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$    10,000   Oaktree EIF Ltd.(b)                                          3.31%          10/20/2027         $   10,007
      5,000   Race Point Ltd.(b)                                           3.66(d)         7/25/2028              5,039
      5,000   Race Point Ltd.(b)                                           2.91(d)         7/25/2028              5,021
      3,000   Voya Ltd(b)                                                  2.77            4/17/2030              2,993
                                                                                                             ----------
              Total Financials                                                                                   30,607
                                                                                                             ----------
              Total Collateralized Loan Obligations (cost: $30,500)                                              30,607
                                                                                                             ----------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
      2,400   Structured Asset Mortgage Investments, Inc.
                (cost: $2,315)                                             1.73(d)         7/19/2035              2,228
                                                                                                             ----------

              COMMERCIAL MORTGAGE SECURITIES (3.0%)

              FINANCIALS (3.0%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (2.4%)
        878   Banc of America Commercial Mortgage, Inc.                    5.38           11/10/2042                746
      5,980   Banc of America Commercial Mortgage, Inc.                    6.31            2/10/2051              6,067
      1,628   Bear Stearns Commercial Mortgage Securities, Inc.            5.21            2/11/2041              1,626
      7,000   CFCRE Commercial Mortgage Trust(b)                           5.75           12/15/2047              7,787
      5,000   Citigroup Commercial Mortgage Trust                          6.18           12/10/2049              5,075
      1,103   Commercial Mortgage Trust                                    5.38           12/10/2046              1,119
      1,950   DB-UBS Mortgage Trust(b)                                     5.35            8/10/2044              2,128
      3,000   FREMF Mortgage Trust(b)                                      3.49           11/25/2023              2,980
        564   GE Capital Commercial Mortgage Corp.                         5.71           11/10/2045                563
      1,340   GMAC Commercial Mortgage Securities, Inc.                    4.81            5/10/2043              1,110
      2,075   Greenwich Capital Commercial Funding Corp.                   5.76            7/10/2038              2,073
      3,000   GS Mortgage Securities Trust(b)                              4.95            1/10/2045              3,272
        814   J.P. Morgan Chase Commercial Mortgage Securities
                Corp.                                                      4.99            9/12/2037                813
      4,000   J.P. Morgan Chase Commercial Mortgage Securities
                Corp.(b)                                                   5.53           11/15/2043              4,283
      2,500   J.P. Morgan Chase Commercial Mortgage Securities
                Corp.                                                      5.94            4/17/2045              2,076
         42   J.P. Morgan Chase Commercial Mortgage Securities
                Corp.                                                      5.94            4/17/2045                 42
      8,723   J.P. Morgan Chase Commercial Mortgage Securities
                Corp.                                                      3.51            5/15/2045              9,149
      6,100   J.P. Morgan Chase Commercial Mortgage Securities
                Corp.(b)                                                   5.41            8/15/2046              6,731
      4,499   J.P. Morgan Chase Commercial Mortgage Securities
                Corp.                                                      5.37            5/15/2047              4,495
        261   J.P. Morgan Chase Commercial Mortgage Securities
                Corp.                                                      6.02            2/15/2051                264

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$      2,000   Merrill Lynch Mortgage Trust                                6.38%           2/12/2051         $    2,014
       2,000   Merrill Lynch Mortgage Trust(b)                             6.38            2/12/2051              2,013
         758   Morgan Stanley Capital I, Inc.                              4.77            7/15/2056                757
       5,000   Morgan Stanley-BAML Trust                                   3.74            8/15/2047              5,268
       9,815   UBS Commercial Mortgage Trust                               3.40            5/10/2045             10,242
       4,756   UBS-Citigroup Commercial Mortgage Trust(b)                  5.15            1/10/2045              5,196
       3,000   Wells Fargo Commercial Mortgage Trust(b)                    5.28           11/15/2043              3,225
       6,000   WF-RBS Commercial Mortgage Trust(b)                         5.17            2/15/2044              6,427
                                                                                                             ----------
                                                                                                                 97,541
                                                                                                             ----------
               INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.6%)
     150,998   Fannie Mae(+)                                               0.55            4/25/2022              3,204
      40,386   Freddie Mac(+)                                              1.36           12/25/2021              1,963
      22,179   Freddie Mac(+)                                              1.68            3/25/2022              1,422
      70,354   Freddie Mac(+)                                              1.28            8/25/2022              3,767
      69,253   Freddie Mac(+)                                              0.88           10/25/2022              2,602
      26,106   J.P. Morgan Chase Commercial Mortgage Securities
                 Corp(h)                                                   1.82           10/15/2045              1,860
      27,825   Morgan Stanley-BAML Trust(b),(h)                            1.81           11/15/2045              1,646
      26,814   UBS Commercial Mortgage Trust,(b),(h)                       2.09            5/10/2045              2,143
      69,712   WF-RBS Commercial Mortgage Trust(b),(h)                     1.63           12/15/2045              4,574
                                                                                                             ----------
                                                                                                                 23,181
                                                                                                             ----------
               Total Financials                                                                                 120,722
                                                                                                             ----------
               Total Commercial Mortgage Securities (cost: $114,629)                                            120,722
                                                                                                             ----------

               U.S. GOVERNMENT AGENCY ISSUES (3.5%)(j)

               MORTGAGE-BACKED PASS-THROUGH SECURITIES (3.5%)
       8,728   Fannie Mae(+)                                               2.50            7/01/2027              8,860
       3,500   Fannie Mae(+)                                               2.78            2/25/2027              3,498
       2,500   Fannie Mae(+)                                               2.96            2/25/2027              2,523
      20,000   Freddie Mac(+)                                              2.65            8/25/2026             19,871
      10,000   Freddie Mac(+)                                              2.81            1/25/2025             10,187
      12,000   Freddie Mac(+)                                              2.85            3/25/2026             12,055
      13,140   Freddie Mac(+)                                              3.00           12/25/2025             13,479
      10,400   Freddie Mac(+)                                              3.06           12/25/2024             10,776
      11,885   Freddie Mac(+)                                              3.33            8/25/2025             12,500
       5,000   Freddie Mac(+)                                              3.41           12/25/2026              5,255
       5,000   Freddie Mac(+)                                              3.43            1/25/2027              5,262
         157   Freddie Mac(+)                                              5.00            9/01/2020                161
         102   Freddie Mac(+)                                              5.50            4/01/2036                114
      15,000   Freddie Mac(+)                                              2.67            3/25/2026             15,003
      20,000   Freddie Mac(+)                                              3.31            9/25/2025             21,000
                                                                                                             ----------
                                                                                                                140,544
                                                                                                             ----------
               Total U.S. Government Agency Issues (cost: $143,297)                                             140,544
                                                                                                             ----------

================================================================================

46  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (6.2%)(q)

              BONDS (2.1%)
$    20,000   2.75%, 8/15/2042                                                                               $   19,595
      5,000   2.75%, 11/15/2042                                                                                   4,892
     50,000   2.50%, 2/15/2045                                                                                   46,195
      5,050   2.25%, 8/15/2046                                                                                    4,395
     10,000   2.88%, 11/15/2046                                                                                   9,943
                                                                                                             ----------
                                                                                                                 85,020
                                                                                                             ----------
              NOTES (4.1%)
     40,000   2.25%, 11/15/2025                                                                                  40,097
     67,000   1.63%, 2/15/2026                                                                                   63,819
     64,900   2.38%, 5/15/2027                                                                                   65,373
                                                                                                             ----------
                                                                                                                169,289
                                                                                                             ----------
              Total U.S. Treasury Securities (cost: $259,871)                                                   254,309
                                                                                                             ----------

              MUNICIPAL BONDS (4.1%)

              AIRPORT/PORT (0.2%)
      4,975   Chicago Midway Airport                                       5.00%           1/01/2024              5,848
      2,470   Chicago Midway Airport                                       5.00            1/01/2025              2,873
        175   Riverside Financing Auth. (INS)                              5.19            8/01/2017                175
                                                                                                             ----------
                                                                                                                  8,896
                                                                                                             ----------
              APPROPRIATED DEBT (0.4%)
      3,000   Baltimore Board of School Commissioners                      5.69           12/15/2025              3,469
        485   Escondido Joint Powers Financing Auth. (INS)                 5.53            9/01/2018                492
      3,000   Kannapolis                                                   7.28            3/01/2027              3,252
      5,000   Miami-Dade County School Board (INS)                         5.38            5/01/2031              5,611
      4,000   Palm Beach County School Board                               5.40            8/01/2025              4,494
                                                                                                             ----------
                                                                                                                 17,318
                                                                                                             ----------
              CASINOS & GAMING (0.0%)
      1,318   Mashantucket (Western) Pequot Tribe(k)                       7.35(p)         7/01/2026                254
                                                                                                             ----------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.0%)
        230   American Eagle Northwest, LLC(b)                             4.97           12/15/2018                232
                                                                                                             ----------
              EDUCATION (1.0%)
      3,430   Austin CCD                                                   6.76            8/01/2030              4,334
        250   California State Univ. (INS)                                 5.27           11/01/2017                253
      1,000   Colorado State Board of Governors Univ.
                Enterprise System                                          4.90            3/01/2021              1,073
      3,000   Los Alamitos USD No. 1                                       6.19            2/01/2026              3,708
      3,000   Miami Univ.                                                  6.67            9/01/2028              3,680
     10,000   New Jersey EDA                                               4.45            6/15/2020             10,357


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)         SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
$    10,000   New Jersey EDA                                               5.25%           9/01/2026         $   10,558
      2,500   New Jersey EDA                                               5.71            6/15/2030              2,638
      3,000   Rensselaer Polytechnic Institute                             5.60            9/01/2020              3,252
                                                                                                             ----------
                                                                                                                 39,853
                                                                                                             ----------
              GENERAL OBLIGATION (0.9%)
      1,250   Las Virgenes USD                                             5.54            8/01/2025              1,428
      3,000   Long Beach USD                                               5.91            8/01/2025              3,552
      5,000   New York City                                                6.27           12/01/2037              6,782
        610   Oyster Bay                                                   3.55            2/01/2019                610
      1,825   Oyster Bay                                                   3.80            2/01/2020              1,828
      1,500   Oyster Bay                                                   3.95            2/01/2021              1,503
      1,000   State of Illinios                                            5.00            1/01/2019              1,037
      5,000   State of Illinois                                            5.67            3/01/2018              5,091
      5,000   State of Illinois                                            5.00            8/01/2019              5,254
      5,000   State of Washington                                          5.25            2/01/2036              5,643
      1,520   Will County, Illinois                                        4.08           11/15/2017              1,530
      1,405   Will County, Illinois                                        4.28           11/15/2018              1,440
                                                                                                             ----------
                                                                                                                 35,698
                                                                                                             ----------
              HOSPITAL (0.6%)
      5,000   Baylor Scott & White Holdings                                2.65           11/15/2026              4,818
      5,000   Bon Secours Charity Health System, Inc.                      5.25           11/01/2025              5,312
     16,185   Eastern Maine Healthcare Systems                             3.71            7/01/2026             15,479
                                                                                                             ----------
                                                                                                                 25,609
                                                                                                             ----------
              MISCELLANEOUS (0.0%)
        455   Keenan Dev. Association of Tennessee, LLC (INS)(b)           5.02            7/15/2028                486
                                                                                                             ----------

              MULTIFAMILY HOUSING (0.0%)
      1,365   Oklahoma Development Finance Auth.                           5.88            8/01/2037              1,486
                                                                                                             ----------
              SALES TAX (0.1%)
      3,300   Miami-Dade County Transit System                             4.59            7/01/2021              3,467
                                                                                                             ----------
              SINGLE FAMILY HOUSING (0.1%)
      5,000   New York State Mortgage Agency                               4.20           10/01/2027              5,157
                                                                                                             ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.6%)
      2,000   Florida State Department of Environmental Protection         5.76            7/01/2020              2,159
      4,500   Harris County                                                4.45           11/15/2031              4,483
      1,745   Metropolitan Nashville Airport Auth. (INS)                   5.14            7/01/2018              1,800
      3,000   New Jersey Transportation Trust Fund Auth.                   5.75           12/15/2028              3,286
      2,500   New York City Transitional Finance Auth.                     5.00            2/01/2035              2,778
      3,000   New York MTA                                                 5.20           11/15/2018              3,142
      5,000   New York MTA                                                 6.73           11/15/2030              6,497
                                                                                                             ----------
                                                                                                                 24,145
                                                                                                             ----------

================================================================================

48  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
$(000)/SHARES SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              WATER UTILITIES (0.1%)
$     3,000   Connecticut Dev. Auth.                                       5.50%           4/01/2021         $    3,338
                                                                                                             ----------
              WATER/SEWER UTILITY (0.1%)
      2,500   Tohopekaliga Water Auth. (PRE)                               5.25           10/01/2036              2,912
                                                                                                             ----------
              Total Municipal Bonds (cost: $156,404)                                                            168,851
                                                                                                             ----------
              Total Bonds (cost: $3,824,416)                                                                  3,955,771
                                                                                                             ----------

              EQUITY SECURITIES (1.5%)

              PREFERRED STOCKS (1.5%)

              CONSUMER STAPLES (0.7%)
              ----------------------
              AGRICULTURAL PRODUCTS (0.7%)
    400,000   CHS, Inc., 7.10%, cumulative redeemable, perpetual                                                 11,829
    150,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b)                         16,045
                                                                                                             ----------
                                                                                                                 27,874
                                                                                                             ----------
              Total Consumer Staples                                                                             27,874
                                                                                                             ----------
              FINANCIALS (0.5%)
              -----------------
              DIVERSIFIED BANKS (0.2%)
     87,500   Citigroup Capital XIII, 7.68%                                                                       2,396
     50,000   HSBC Holdings plc, 6.20%, perpetual                                                                 1,315
      5,000   US Bancorp, 3.50%, perpetual                                                                        4,482
                                                                                                             ----------
                                                                                                                  8,193
                                                                                                             ----------
              LIFE & HEALTH INSURANCE (0.2%)
    369,987   Delphi Financial Group, Inc., 4.37%, cumulative redeemable(g)                                       7,423
                                                                                                             ----------
              PROPERTY & CASUALTY INSURANCE (0.1%)
     $3,000   Catlin Insurance Co. Ltd., 4.28%, perpetual(b)                                                      2,918
                                                                                                             ----------
              REGIONAL BANKS (0.0%)
      2,000   CoBank ACB, 2.48%, perpetual(b)                                                                     1,246
                                                                                                             ----------
              REINSURANCE (0.0%)
      2,000   American Overseas Group Ltd., 4.80%, non-cumulative*(h),(i)                                           500
                                                                                                             ----------
              Total Financials                                                                                   20,280
                                                                                                             ----------
              REAL ESTATE (0.1%)
              ------------------
              REITs - RESIDENTIAL (0.1%)
    100,000   Equity Residential Properties Trust, depositary shares,
                Series K, 8.29%, cumulative redeemable, perpetual                                                 6,310
                                                                                                             ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
    200,000   Qwest Corp., 6.50%                                                                                  5,062
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
$(000)/SHARES SECURITY                                                     RATE            MATURITY               (000)
-----------------------------------------------------------------------------------------------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
      2,000   Centaur Funding Corp., 9.08%(b)                                                                $    2,326
                                                                                                             ----------
              Total Telecommunication Services                                                                    7,388
                                                                                                             ----------
              Total Preferred Stocks                                                                             61,852
                                                                                                             ----------
              Total Equity Securities (cost: $60,106)                                                            61,852
                                                                                                             ----------

              MONEY MARKET INSTRUMENTS (0.8%)

              COMMERCIAL PAPER (0.7%)

              MATERIALS (0.4%)
              ----------------
              COMMODITY CHEMICALS (0.4%)
$    16,276   Cabot Corp.(b),(l)                                           1.39%           8/02/2017             16,275
                                                                                                             ----------
              UTILITIES (0.3%)
              ----------------
              MULTI-UTILITIES (0.3%)
     11,406   Ameren Corp.                                                 1.30            8/01/2017             11,406
                                                                                                             ----------
              Total Commercial Paper                                                                             27,681
                                                                                                             ----------

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.1%)
  5,083,512   State Street Institutional Treasury Money Market
              Fund Premier Class, 0.92%(m)                                                                        5,084
                                                                                                             ----------
              Total Money Market Instruments (cost: $32,765)                                                     32,765
                                                                                                             ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (0.8%)
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.8%)
     43,118   Federated Government Obligations Fund Institutional Class, 0.86%(m)                                    43
  4,786,480   Goldman Sachs Financial Square Government Fund Institutional Class, 0.91%(m)                        4,787
 24,304,134   Invesco Government & Agency Portfolio Institutional Class, 0.93%(m)                                24,304
    163,891   Morgan Stanley Institutional Liquidity Funds Government Portfolio
                Institutional Class, 0.88%(m)                                                                       164
  2,614,397   Western Asset Institutional Government Reserves Institutional
                Class, 0.90%(m)                                                                                   2,614
                                                                                                             ----------
              Total Short-Term Investments Purchased with Cash Collateral from
              Securities Loaned (cost: $31,912)                                                                  31,912
                                                                                                             ----------

              TOTAL INVESTMENTS (COST: $3,949,199)                                                           $4,082,300
                                                                                                             ==========

================================================================================

50  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------------
ASSETS                                           LEVEL 1               LEVEL 2               LEVEL 3              TOTAL
-----------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                         $      -            $2,408,074                  $  -         $2,408,074
  Eurodollar and Yankee Obligations                    -               784,960                     -            784,960
  Foreign Government Obligations                       -                12,218                     -             12,218
  Asset-Backed Securities                              -                33,258                     -             33,258
  Collateralized Loan Obligations                      -                30,607                     -             30,607
  Collateralized Mortgage Obligations                  -                 2,228                     -              2,228
  Commercial Mortgage Securities                       -               120,722                     -            120,722
  U.S. Government Agency Issues                        -               140,544                     -            140,544
  U.S. Treasury Securities                       254,309                     -                     -            254,309
  Municipal Bonds                                      -               168,851                     -            168,851

Equity Securities:
  Preferred Stocks                                 1,315                60,037                    500            61,852

Money Market Instruments:
  Commercial Paper                                     -                27,681                     -             27,681
  Government & U.S. Treasury Money
    Market Funds                                   5,084                     -                     -              5,084

Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money
    Market Funds                                  31,912                     -                     -             31,912
-----------------------------------------------------------------------------------------------------------------------
Total                                           $292,620            $3,789,180                  $500         $4,082,300
-----------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

-----------------------------------------------------------------------------------------------------------------------
                                        RECONCILIATION OF LEVEL 3 INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
                                                       ASSET-BACKED            COLLATERALIZED
($ IN 000s)                                              SECURITIES          LOAN OBLIGATIONS          PREFERRED STOCKS
-----------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                $ 3,163                    $ 4,000                      $500
Purchases                                                        -                          -                         -
Sales                                                            -                          -                         -
Transfers into Level 3                                           -                          -                         -
Transfers out of Level 3                                    (3,163)                    (4,000)                        -
Net realized gain (loss) on investments                          -                          -                         -
Change in net unrealized appreciation/
  (depreciation) of investments                                  -                          -                         -
-----------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2017                                $     -                    $     -                      $500
-----------------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  51

================================================================================

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of August 1, 2016, through July 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

                                                 TRANSFERS INTO              TRANSFERS INTO              TRANSFERS INTO
                                                       (OUT OF)                    (OUT OF)                    (OUT OF)
ASSETS ($ IN 000s)                                      LEVEL 1                     LEVEL 2                     LEVEL 3
-----------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities(I)                                   $-                      $3,163                    $(3,163)
Collateralized Loan Obligations(II)                           -                       4,000                     (4,000)
-----------------------------------------------------------------------------------------------------------------------
Total                                                        $-                      $7,163                    $(7,163)
-----------------------------------------------------------------------------------------------------------------------

 (I) Transferred from Level 3 to Level 2 due to the availability of significant observable valuation inputs once the security began actively trading.

(II) Transferred from Level 3 to Level 2 due to the availability of significant observable inputs.

================================================================================

52  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 20.7% of net assets at July 31, 2017.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  53

================================================================================

    principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This

================================================================================

54  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD      Community College District
    EDA      Economic Development Authority
    MTA      Metropolitan Transportation Authority
    PRE      Pre-refunded to a date prior to maturity
    REIT     Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital.
             Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.
    USD      Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Municipal Corp., MBIA Insurance Corp., National Public Finance Guarantee Corp., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be

================================================================================

                                          NOTES TO PORTFOLIO OF INVESTMENTS | 55

================================================================================

        sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the USAA Asset Management Company (the Manager), under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) The security, or a portion thereof, was out on loan as of July 31, 2017.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2017.

    (e) At July 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $12,387,000, which included when-issued securities of $7,387,000.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (g) At July 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (h) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2017, was $15,723,000, which represented 0.4% of the Fund's net assets.

================================================================================

56  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    (i) Security was fair valued at July 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $3,837,000, which represented 0.1% of the Fund's net assets.

    (j) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (k) Pay-in-kind (PIK) - security in which the issuer has or will have the option to make all or a portion of the interest or dividend payments in additional securities in lieu of cash.

    (l) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  57

================================================================================

        resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (m) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

    (n) In U.S. dollars unless otherwise noted.

    (o) The senior loan will settle after July 31, 2017, at which time the interest rate will be determined.

    (p) A portion of the coupon is payable in kind (PIK) 7.35% (6.35% cash, 1.00% PIK).

    (q) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at the time of issuance.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

58  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $30,947) (cost of $3,949,199)                                    $4,082,300
   Cash                                                                                               40
   Receivables:
       Capital shares sold                                                                         5,548
       USAA Asset Management Company (Note 7C)                                                         3
       Interest                                                                                   40,281
       Securities sold                                                                                43
       Other                                                                                          16
                                                                                              ----------
           Total assets                                                                        4,128,231
                                                                                              ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                                           31,912
       Securities purchased                                                                       13,523
       Capital shares redeemed                                                                     2,501
       Dividends on capital shares                                                                   580
   Accrued management fees                                                                         1,059
   Accrued transfer agent's fees                                                                      79
   Other accrued expenses and payables                                                               217
                                                                                              ----------
           Total liabilities                                                                      49,871
                                                                                              ----------
                Net assets applicable to capital shares outstanding                           $4,078,360
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $3,952,383
   Overdistribution of net investment income                                                        (253)
   Accumulated net realized loss on investments and
       futures transactions                                                                       (6,872)
   Net unrealized appreciation of investments                                                    133,101
   Net unrealized appreciation of foreign currency translations                                        1
                                                                                              ----------
           Net assets applicable to capital shares outstanding                                $4,078,360
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,949,102/182,129 capital shares
           outstanding, no par value)                                                         $    10.70
                                                                                              ==========
       Institutional Shares (net assets of $2,049,723/191,502 capital
           shares outstanding, no par value)                                                  $    10.70
                                                                                              ==========
       Adviser Shares (net assets of $74,377/6,958 capital shares
           outstanding, no par value)                                                         $    10.69
                                                                                              ==========
       R6 Shares (net assets of $5,158/482 capital shares outstanding,
           no par value)                                                                      $    10.71
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  59

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                  $    3,607
   Interest                                                                                      158,567
   Securities lending (net)                                                                           63
                                                                                              ----------
       Total income                                                                              162,237
                                                                                              ----------
EXPENSES
   Management fees                                                                                12,453
   Administration and servicing fees:
       Fund Shares                                                                                 2,781
       Institutional Shares                                                                        1,919
       Adviser Shares                                                                                129
       R6 Shares*                                                                                      2
   Transfer agent's fees:
       Fund Shares                                                                                 2,184
       Institutional Shares                                                                        1,919
       Adviser Shares                                                                                 98
   Distribution and service fees (Note 7E):
       Adviser Shares                                                                                214
   Custody and accounting fees:
       Fund Shares                                                                                   245
       Institutional Shares                                                                          248
       Adviser Shares                                                                                 12
       R6 Shares*                                                                                      1
   Postage:
       Fund Shares                                                                                   249
       Institutional Shares                                                                          172
       Adviser Shares                                                                                 15
       R6 Shares*                                                                                      1
   Shareholder reporting fees:
       Fund Shares                                                                                    65
       Institutional Shares                                                                           12
       Adviser Shares                                                                                  1
   Trustees' fees                                                                                     32
   Registration fees:
       Fund Shares                                                                                    70
       Institutional Shares                                                                           41
       Adviser Shares                                                                                 17
       R6 Shares*                                                                                     22

================================================================================

60  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

  Professional fees                                                                           $      227
  Other                                                                                               58
                                                                                              ----------
      Total expenses                                                                              23,187
                                                                                              ----------
  Expenses reimbursed:
      R6 Shares*                                                                                     (23)
                                                                                              ----------
          Net expenses                                                                            23,164
                                                                                              ----------
NET INVESTMENT INCOME                                                                            139,073
                                                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                                                  6,327
      Foreign currency transactions                                                                   (3)
      Futures transactions                                                                           142
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                 (3,346)
      Foreign currency translations                                                                    1
      Futures contracts                                                                           (3,695)
                                                                                              ----------
         Net realized and unrealized loss                                                           (574)
                                                                                              ----------
    Increase in net assets resulting from operations                                          $  138,499
                                                                                              ==========

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  61

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                              2017                  2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $  139,073            $  139,553
   Net realized gain (loss) on investments                                   6,327               (13,478)
   Net realized loss on foreign currency transactions                           (3)                   (3)
   Net realized gain on futures transactions                                   142                 3,196
   Change in net unrealized appreciation/(depreciation) of:
        Investments                                                         (3,346)               59,644
        Foreign currency translations                                            1                     1
        Futures contracts                                                   (3,695)                3,434
                                                                        --------------------------------
        Increase in net assets resulting from operations                   138,499               192,347
                                                                        --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
        Fund Shares                                                        (66,055)              (76,392)
        Institutional Shares                                               (69,869)              (59,439)
        Adviser Shares                                                      (2,864)               (3,793)
        R6 Shares*                                                            (127)                    -
                                                                        --------------------------------
            Total distributions of net investment income                  (138,915)             (139,624)
                                                                        --------------------------------
   Net realized gains:
        Fund Shares                                                              -                (2,192)
        Institutional Shares                                                     -                (1,328)
        Adviser Shares                                                           -                  (110)
                                                                        --------------------------------
            Total distributions of net realized gains                            -                (3,630)
                                                                        --------------------------------
        Distributions to shareholders                                     (138,915)             (143,254)
                                                                        --------------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                             137,526              (274,991)
   Institutional Shares                                                    277,279               449,930
   Adviser Shares                                                          (23,937)              (20,291)
   R6 Shares*                                                                5,000                     -
                                                                        --------------------------------
        Total net increase in net assets from
            capital share transactions                                     395,868               154,648
                                                                        --------------------------------
   Net increase in net assets                                              395,452               203,741
NET ASSETS
   Beginning of year                                                     3,682,908             3,479,167
                                                                        --------------------------------
   End of year                                                          $4,078,327            $3,682,908
                                                                        ================================
Overdistribution of net investment income:
   End of year                                                          $     (253)           $     (158)
                                                                        ================================

*R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

62  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Intermediate-Term Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income without undue risk to principal.

The Fund consists of four classes of shares: Intermediate-Term Bond Fund Shares (Fund Shares), Intermediate-Term Bond Fund Institutional Shares (Institutional Shares), Intermediate-Term Bond Fund Adviser Shares (Adviser Shares), and effective December 1, 2016, a new share class designated Intermediate-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and

================================================================================

64  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

        and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

================================================================================

66  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold. Level 2 securities include debt securities that are valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

    liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by a prior tender offer. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's

================================================================================

68  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at July 31, 2017, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2017 (IN THOUSANDS)

                                                                         CHANGE IN
                                                                         UNREALIZED
DERIVATIVES NOT                                         REALIZED         APPRECIATION/
ACCOUNTED FOR AS          STATEMENT OF                  GAIN (LOSS)      (DEPRECIATION)
HEDGING INSTRUMENTS       OPERATIONS LOCATION           ON DERIVATIVES   ON DERIVATIVES
---------------------------------------------------------------------------------------
Interest rate contracts   Net realized gain (loss)          $142            $(3,695)
                          on Futures transactions/
                          Change in net unrealized
                          appreciation/(depreciation)
                          of Futures contracts
---------------------------------------------------------------------------------------

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and

================================================================================

70  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of July 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $12,333,000; which included when-issued securities of $7,333,000.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

    normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $29,000, which represents 5.1% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

================================================================================

72  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, REIT capital gain dividend, hybrid interest accrual, perpetual bond, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $253,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                               2017                     2016
                                           ------------------------------------
Ordinary income*                           $138,915,000            $139,624,000
Long-term realized capital gain                       -               3,630,000
                                           ------------            ------------
   Total distributions paid                $138,915,000            $143,254,000
                                           ============            ============

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                      $     394,000
Accumulated capital and other losses                                   (6,882,000)
Unrealized appreciation of investments                                133,324,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on hybrid interest accrual, perpetual bond and defaulted bond adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended July 31, 2017, the Fund utilized capital loss carryforwards of $2,975,000, to offset capital gains. At July 31, 2017, the Fund had net capital loss carryforwards of $6,882,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                     ---------------------------------------
                                  TAX CHARACTER
                     ---------------------------------------
                     (NO EXPIRATION)                BALANCE
                     --------------               ----------
                     Short-Term                   $  553,000
                     Long-Term                     6,329,000
                                                  ----------
                       Total                      $6,882,000
                                                  ==========

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $891,305,000 and $476,695,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $3,948,977,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $169,190,000 and $35,867,000, respectively, resulting in net unrealized appreciation of $133,323,000.

================================================================================

74  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $63,000, which is net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having a fair market value of approximately $30,947,000, and the value of the total collateral received was $31,912,000.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             YEAR ENDED                        YEAR ENDED
                                            JULY 31, 2017                    JULY 31, 2016
     -----------------------------------------------------------------------------------------
                                       SHARES           AMOUNT           SHARES         AMOUNT
                                       -------------------------------------------------------
     FUND SHARES:
     Shares sold                       43,575      $ 461,098          34,568         $ 359,122
     Shares issued from
      reinvested dividends              5,926         62,779           7,159            74,259
     Shares redeemed                  (36,564)      (386,351)        (69,042)         (708,372)
                                       -------------------------------------------------------
     Net increase (decrease) from
      capital share transactions       12,937      $ 137,526         (27,315)        $(274,991)
                                       =======================================================
     INSTITUTIONAL SHARES:
     Shares sold                       53,445      $ 565,890          76,663         $ 785,430
     Shares issued from
      reinvested dividends              6,202         65,716           5,529            57,429
     Shares redeemed                  (33,445)      (354,327)        (37,913)         (392,929)
                                       -------------------------------------------------------
     Net increase from capital
      share transactions               26,202      $ 277,279          44,279         $ 449,930
                                       =======================================================
     ADVISER SHARES:
     Shares sold                        1,602      $  17,032           1,889         $  19,933
     Shares issued from
      reinvested dividends                268          2,831             356             3,695
     Shares redeemed                   (4,146)       (43,800)         (4,239)          (43,919)
                                       -------------------------------------------------------
     Net decrease from capital
      share transactions               (2,276)     $ (23,937)         (1,994)        $ (20,291)
                                       =======================================================
     R6 SHARES (COMMENCED ON
     DECEMBER 1, 2016):
     Shares sold                          482      $   5,000               -         $       -
     Shares issued from
      reinvested dividends                  -*             -*              -                 -
     Shares redeemed                        -*             -*              -                 -
                                       -------------------------------------------------------
     Net increase from capital
      share transactions                  482      $   5,000               -         $       -
                                       =======================================================

     *Represents less than 500 shares or $500.

================================================================================

76  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended July 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $50 million of average net assets, 0.40% of that portion of average net assets over $50 million but not over $100 million, and 0.30% of that portion of average net assets over $100 million. For the year ended July 31, 2017, the Fund's effective annualized base fee was 0.30% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Core Plus Bond Funds Index. The Lipper Core Plus Bond Funds Index tracks the total return performance of funds within the Lipper Core Plus Bond Funds category. Effective April 1, 2017, the Lipper Core Plus Bond Funds Index replaces the Lipper Index as the performance fee benchmark index used to calculate the performance fee adjustment.

    The performance period for each share class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

    of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                           (IN BASIS POINTS)(1)
    --------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Core Plus Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), the Fund incurred total management fees, paid or payable to the Manager, of $12,453,000, which included a performance adjustment for the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares of $335,000, $389,000, $(7,000), and less than $(500), respectively. For the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares, the performance adjustments were 0.02%, 0.02%, (0.01)%, and less than (0.01)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services,

================================================================================

78  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,781,000, $1,919,000, $129,000, and $2,000 respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $91,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the period from December 1, 2016, to July 31, 2017, the Fund incurred reimbursable expenses from the Manager for the R6 Shares of $23,000, of which $3,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

    expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $2,184,000, $1,919,000, $98,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $214,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of

================================================================================

80  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

July 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                1.1

Target Retirement Income                                                0.2

Target Retirement 2020                                                  1.6

Target Retirement 2030                                                  3.4

Target Retirement 2040                                                  1.7

Target Retirement 2050                                                  0.8

Target Retirement 2060                                                  0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2017, USAA and its affiliates owned 482,000 R6 Shares, which represents 100.0% of the R6 Shares outstanding, and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                     NET REALIZED
                                                         COST TO     GAIN (LOSS) TO
SELLER                               PURCHASER          PURCHASER       SELLER
-----------------------------------------------------------------------------------
High Income                   Intermediate-Term Bond   $46,802,000   $3,562,000
Income                        Intermediate-Term Bond    10,627,000       493,00

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

82  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                               ------------------------------------------------------------------------------
                                     2017             2016             2015             2014             2013
                               ------------------------------------------------------------------------------
Net asset value at
 beginning of period           $    10.71       $    10.58       $    10.96       $    10.75       $    10.81
                               ------------------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                .38              .42              .43              .46              .48
 Net realized and
  unrealized gain (loss)             (.01)             .14             (.36)             .21             (.04)
                               ------------------------------------------------------------------------------
Total from investment
 operations                           .37              .56              .07              .67              .44
                               ------------------------------------------------------------------------------
Less distributions from:
 Net investment income               (.38)            (.42)            (.43)            (.46)            (.48)
 Realized capital gains                 -             (.01)            (.02)            (.00)(a)         (.02)
                               ------------------------------------------------------------------------------
Total distributions                  (.38)            (.43)            (.45)            (.46)            (.50)
                               ------------------------------------------------------------------------------
Net asset value at
 end of period                 $    10.70       $    10.71       $    10.58       $    10.96       $    10.75
                               ==============================================================================
Total return (%)*                    3.52             5.55              .58             6.37             4.08
Net assets at end
 of period (000)               $1,949,086       $1,812,716       $2,079,610       $1,926,334       $1,775,162
Ratios to average
 net assets:**
 Expenses (%)(b)                      .63              .62              .68              .68(c)           .65
 Expenses, excluding
   reimbursements (%)(b)              .63              .62              .68              .70              .71
 Net investment income (%)           3.57             4.08             3.96             4.21             4.38
Portfolio turnover (%)                 13               18               13                8               10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $1,854,452,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                        -                -                -                -             (.00)%(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.65% of the Fund Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  83

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                              YEAR ENDED JULY 31,
                               ------------------------------------------------------------------------------
                                     2017             2016             2015             2014             2013
                               ------------------------------------------------------------------------------
Net asset value at
 beginning of period           $    10.72       $    10.58       $    10.96       $    10.75       $    10.81
                               ------------------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income                .39              .43              .44              .47              .49
 Net realized and
  unrealized gain (loss)             (.02)             .15             (.36)             .21             (.04)
                               ------------------------------------------------------------------------------
Total from investment
 operations                           .37              .58              .08              .68              .45
                               ------------------------------------------------------------------------------
Less distributions from:
 Net investment income               (.39)            (.43)            (.44)            (.47)            (.49)
 Realized capital gains                 -             (.01)            (.02)            (.00)(a)         (.02)
                               ------------------------------------------------------------------------------
Total distributions                  (.39)            (.44)            (.46)            (.47)            (.51)
                               ------------------------------------------------------------------------------
Net asset value at
 end of period                 $    10.70       $    10.72       $    10.58       $    10.96       $    10.75
                               ==============================================================================
Total return (%)*                    3.51             5.72              .68             6.49             4.18
Net assets at end
 of period (000)               $2,049,706       $1,771,357       $1,280,804       $1,284,768       $1,132,579
Ratios to average
 net assets:**
 Expenses (%)(b)                      .56              .54              .58              .56              .55
 Net investment income (%)           3.64             4.13             4.07             4.32             4.41
Portfolio turnover (%)                 13               18               13                8               10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $1,920,294,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                        -                -                -                -             (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

84  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED JULY 31,
                               ------------------------------------------------------------------------
                                  2017          2016            2015            2014            2013
                               ---------------------------------------------------------------------
Net asset value at
 beginning of period           $ 10.70       $ 10.58        $  10.95         $ 10.74          $10.80
                               ---------------------------------------------------------------------
Income (loss) from investment
 operations:
 Net investment income             .35           .40             .41             .39(a)          .45
 Net realized and
  unrealized gain (loss)          (.01)          .13            (.35)            .25(a)         (.04)
                               ---------------------------------------------------------------------
Total from investment
 operations                        .34           .53             .06             .64(a)          .41
                               ---------------------------------------------------------------------
Less distributions from:
 Net investment income            (.35)         (.40)           (.41)           (.43)           (.45)
 Realized capital gains              -          (.01)           (.02)           (.00)(b)        (.02)
                               ---------------------------------------------------------------------
Total distributions               (.35)         (.41)           (.43)           (.43)           (.47)
                               ---------------------------------------------------------------------
Net asset value at
 end of period                 $ 10.69       $ 10.70        $  10.58         $ 10.95          $10.74
                               =====================================================================
Total return (%)*                 3.28          5.19             .46            6.08            3.77
Net assets at end
 of period (000)               $74,377       $98,835        $118,753         $42,799          $8,890
Ratios to average
 net assets:**
 Expenses (%)(c)                   .87           .86             .89(d)          .94             .95
 Expenses, excluding
   reimbursements (%)(c)           .87           .86             .89             .94            1.06
 Net investment income (%)        3.34          3.85            3.74            3.83            4.07
Portfolio turnover (%)              13            18              13               8              10

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $85,788,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     -             -               -               -            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.95% of the Adviser Shares'
    average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  85

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                        PERIOD ENDED
                                                                                          JULY 31,
                                                                                          2017***
                                                                                        ------------
Net asset value at beginning of period                                                      $10.38
                                                                                            ------
Income from investment operations:
 Net investment income                                                                         .26
 Net realized and unrealized gain                                                              .33
                                                                                            ------
Total from investment operations                                                               .59
                                                                                            ------
Less distributions from:
 Net investment income                                                                        (.26)
                                                                                            ------
 Net asset value at end of period                                                           $10.71
                                                                                            ------
Total return (%)*                                                                             5.79
Net assets at end of period (000)                                                           $5,158
Ratios to average net assets:**
 Expenses (%)(a)                                                                               .39
 Expenses, excluding reimbursements (%)(a)                                                    1.07
 Net investment income (%)(a)                                                                 3.78
Portfolio turnover (%)                                                                          13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended July 31, 2017, average net assets were $5,085,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

86  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  87

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                      BEGINNING                 ENDING              DURING PERIOD*
                                    ACCOUNT VALUE            ACCOUNT VALUE         FEBRUARY 1, 2017 -
                                   FEBRUARY 1, 2017          JULY 31, 2017           JULY 31, 2017
                                   ------------------------------------------------------------------
FUND SHARES
Actual                                $1,000.00                 $1,040.00                 $3.19

Hypothetical
 (5% return before expenses)           1,000.00                  1,021.67                  3.16

INSTITUTIONAL SHARES
Actual                                 1,000.00                  1,039.30                  2.83

Hypothetical
 (5% return before expenses)           1,000.00                  1,022.02                  2.81

ADVISER SHARES
Actual                                 1,000.00                  1,038.80                  4.35

Hypothetical
 (5% return before expenses)           1,000.00                  1,020.53                  4.31

R6 SHARES
Actual                                 1,000.00                  1,041.20                  1.97

Hypothetical
 (5% return before expenses)           1,000.00                  1,022.86                  1.96

*Expenses are equal to the annualized expense ratio of 0.63% for Fund Shares, 0.56% for Institutional Shares, 0.86% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/ 365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 4.00% for Fund Shares, 3.93% for Institutional Shares, 3.88% for Adviser Shares, and 4.12% for R6 Shares, for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

88  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

                                                        ADVISORY AGREEMENT |  89

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well

================================================================================

90  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and below the median of its expense universe. The Board took into account the various

================================================================================

                                                        ADVISORY AGREEMENT |  91

================================================================================

services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board took into account management's discussion of the Fund's expenses. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five,- and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 10% of its performance universe for the one- and five-year periods ended December 31, 2016, was in the top 35% of its performance universe for the three-year period ended December 31, 2016, and was in the top 15% of its performance universe for the ten-year period ended December 31, 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive

================================================================================

92  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints at specified asset levels, which allows the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                        ADVISORY AGREEMENT |  93

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

94  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  95

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

96  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  97

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

98  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  99

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

100  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  101

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

   (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

102  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select `I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA      We know what it means to serve.(R)               10%

   =============================================================================
   40050-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA MONEY MARKET FUND]

 ==============================================================

         ANNUAL REPORT
         USAA MONEY MARKET FUND
         JULY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                     9

FINANCIAL INFORMATION

    Distributions to Shareholders                                             10

    Report of Independent Registered
      Public Accounting Firm                                                  11

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         24

    Financial Statements                                                      27

    Notes to Financial Statements                                             30

EXPENSE EXAMPLE                                                               39

ADVISORY AGREEMENT                                                            41

TRUSTEES' AND OFFICERS' INFORMATION                                           46

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA MONEY MARKET FUND (THE FUND) SEEKS THE HIGHEST INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets in high-quality, U.S. dollar-denominated, short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

    TONY ERA                                                 [PHOTO OF TONY ERA]
    USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The first few months of the reporting period ended July 31, 2017, were rather uneventful as investors generally focused on mixed U.S. economic data and the timing of a possible Federal Reserve (the Fed) interest rate increase. Although Fed chair Janet Yellen said in August 2016 that the odds of an interest rate increase had "strengthened," the U.S. central bank remained on hold at both its September and November 2016 policy meetings. The much-anticipated interest rate increase came in mid-December 2016, when the Fed raised the federal funds target rate by 0.25%. Policymakers also said they planned three interest rate increases during 2017. They did not take action in either January or February 2017. However, improving economic data, including signs of strength in the labor market, led the Fed to raise the federal funds target rate by 0.25% during March 2017. Fed officials then paused until their June 2017 policy meeting at which time they raised the federal funds target rate another 0.25% to a range between 1.00% to 1.25%. Policymakers also said they would begin reducing the size of the Fed's balance sheet, probably later in 2017, by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury securities and government-sponsored mortgage-backed securities.

    The Fed's interest rate increases resulted in an increase in interest rates for taxable money market securities. Correspondingly, yields on money market funds moved off their historical lows. Overall, investors continued to rely on money market funds, though absolute yields

================================================================================

2  | USAA MONEY MARKET FUND

================================================================================

    remained low during the reporting period, for the low risk and liquidity they offered.

o HOW DID THE USAA MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended July 31, 2017, the seven-day yield for the Fund was 0.70%. The total return for the same period was 0.31%, compared to an average of 0.40% for all money market funds ranked by iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we continued to invest in commercial paper, Yankee certificates of deposit (CDs), and corporate notes. We moderated the Fund's investments in variable rate demand notes (VRDNs) as strong demand made them less attractive in terms of relative value. VRDNs tend to benefit when interest rates rise because of the frequency of their interest rate reset feature. The VRDNs owned by the Fund also give us flexibility because they can be sold at par (100% of face value) upon notice of seven days or less. In addition, most of these VRDNs are guaranteed by a bank letter of credit for the payment of

    Refer to page 6 for the benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    both principal and interest, providing the Fund with a degree of safety and liquidity.

    As always, we relied on our team of analysts to help us identify securities that represented relative value. These specialists also continue to analyze and monitor every holding in the portfolio.

    Thank you for your continued investment in the Fund.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Variable-rate demand notes (VRDNs) are securities which the interest rate is reset periodically; typically weekly, although reset intervals may vary.

================================================================================

4  | USAA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA MONEY MARKET FUND (THE FUND)
(Ticker Symbol: USAXX)

--------------------------------------------------------------------------------
                                              7/31/17              7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $4.5 Billion         $5.6 Billion
Net Asset Value Per Share                      $1.00               $1.00
Dollar-Weighted Average
  Portfolio Maturity                          47 Days             32 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
      1 YEAR                        5 YEARS                       10 YEARS
      0.31%                          0.07%                          0.60%

--------------------------------------------------------------------------------
                           7- DAY YIELDS AS OF 7/31/17
--------------------------------------------------------------------------------
      UNSUBSIDIZED          0.70%                SUBSIDIZED          0.70%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                       0.62%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                   iMoneyNet                         USAA MONEY
                                   AVERAGE                           MARKET FUND
 7/26/2016                          0.08%                              0.01%
 8/30/2016                          0.15                               0.03
 9/27/2016                          0.18                               0.17
10/25/2016                          0.22                               0.19
11/29/2016                          0.25                               0.13
12/27/2016                          0.36                               0.23
 1/31/2017                          0.39                               0.21
 2/28/2017                          0.39                               0.24
 3/28/2017                          0.50                               0.36
 4/25/2017                          0.55                               0.50
 5/30/2017                          0.56                               0.52
 6/27/2017                          0.69                               0.63
 7/25/2017                          0.74                               0.67

                                   [END CHART]

      Data represents the last Tuesday of each month. Ending date 7/25/17.

The graph tracks the USAA Money Market Fund's seven-day yield against an average of first-tier major money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA MONEY MARKET FUND

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                    USAA MONEY
                                                                    MARKET FUND
 7/31/2007                                                          $10,000.00
 8/31/2007                                                           10,045.00
 9/30/2007                                                           10,081.00
10/31/2007                                                           10,121.00
11/30/2007                                                           10,159.00
12/31/2007                                                           10,196.00
 1/31/2008                                                           10,229.00
 2/29/2008                                                           10,256.00
 3/31/2008                                                           10,280.00
 4/30/2008                                                           10,304.00
 5/31/2008                                                           10,328.00
 6/30/2008                                                           10,349.00
 7/31/2008                                                           10,370.00
 8/31/2008                                                           10,391.00
 9/30/2008                                                           10,418.00
10/31/2008                                                           10,453.00
11/30/2008                                                           10,473.00
12/31/2008                                                           10,490.00
 1/31/2009                                                           10,503.00
 2/28/2009                                                           10,513.00
 3/31/2009                                                           10,524.00
 4/30/2009                                                           10,534.00
 5/31/2009                                                           10,545.00
 6/30/2009                                                           10,554.00
 7/31/2009                                                           10,563.00
 8/31/2009                                                           10,568.00
 9/30/2009                                                           10,572.00
10/31/2009                                                           10,575.00
11/30/2009                                                           10,576.00
12/31/2009                                                           10,578.00
 1/31/2010                                                           10,579.00
 2/28/2010                                                           10,579.00
 3/31/2010                                                           10,579.00
 4/30/2010                                                           10,579.00
 5/31/2010                                                           10,579.00
 6/30/2010                                                           10,579.00
 7/31/2010                                                           10,579.00
 8/31/2010                                                           10,579.00
 9/30/2010                                                           10,579.00
10/31/2010                                                           10,579.00
11/30/2010                                                           10,579.00
12/31/2010                                                           10,581.00
 1/31/2011                                                           10,581.00
 2/28/2011                                                           10,581.00
 3/31/2011                                                           10,581.00
 4/30/2011                                                           10,581.00
 5/31/2011                                                           10,581.00
 6/30/2011                                                           10,581.00
 7/31/2011                                                           10,581.00
 8/31/2011                                                           10,581.00
 9/30/2011                                                           10,581.00
10/31/2011                                                           10,582.00
11/30/2011                                                           10,582.00
12/31/2011                                                           10,582.00
 1/31/2012                                                           10,584.00
 2/29/2012                                                           10,584.00
 3/31/2012                                                           10,584.00
 4/30/2012                                                           10,584.00
 5/31/2012                                                           10,584.00
 6/30/2012                                                           10,584.00
 7/31/2012                                                           10,584.00
 8/31/2012                                                           10,584.00
 9/30/2012                                                           10,584.00
10/31/2012                                                           10,584.00
11/30/2012                                                           10,585.00
12/31/2012                                                           10,585.00
 1/31/2013                                                           10,585.00
 2/28/2013                                                           10,585.00
 3/31/2013                                                           10,585.00
 4/30/2013                                                           10,585.00
 5/31/2013                                                           10,585.00
 6/30/2013                                                           10,585.00
 7/31/2013                                                           10,586.00
 8/31/2013                                                           10,586.00
 9/30/2013                                                           10,586.00
10/31/2013                                                           10,586.00
11/30/2013                                                           10,586.00
12/31/2013                                                           10,586.00
 1/31/2014                                                           10,586.00
 2/28/2014                                                           10,586.00
 3/31/2014                                                           10,586.00
 4/30/2014                                                           10,586.00
 5/31/2014                                                           10,586.00
 6/30/2014                                                           10,587.00
 7/31/2014                                                           10,587.00
 8/31/2014                                                           10,587.00
 9/30/2014                                                           10,587.00
10/31/2014                                                           10,587.00
11/30/2014                                                           10,587.00
12/31/2014                                                           10,587.00
 1/31/2015                                                           10,587.00
 2/28/2015                                                           10,587.00
 3/31/2015                                                           10,587.00
 4/30/2015                                                           10,587.00
 5/31/2015                                                           10,588.00
 6/30/2015                                                           10,588.00
 7/31/2015                                                           10,588.00
 8/31/2015                                                           10,588.00
 9/30/2015                                                           10,588.00
10/31/2015                                                           10,588.00
11/30/2015                                                           10,588.00
12/31/2015                                                           10,588.00
 1/31/2016                                                           10,588.00
 2/29/2016                                                           10,588.00
 3/31/2016                                                           10,588.00
 4/30/2016                                                           10,589.00
 5/31/2016                                                           10,589.00
 6/30/2016                                                           10,589.00
 7/31/2016                                                           10,589.00
 8/31/2016                                                           10,589.00
 9/30/2016                                                           10,590.00
10/31/2016                                                           10,592.00
11/30/2016                                                           10,593.00
12/31/2016                                                           10,596.00
 1/31/2017                                                           10,598.00
 2/28/2017                                                           10,599.00
 3/31/2017                                                           10,602.00
 4/30/2017                                                           10,606.00
 5/31/2017                                                           10,611.00
 6/30/2017                                                           10,616.00
 7/31/2017                                                           10,622.00

                                   [END CHART]

                       Data from 7/31/07 through 7/31/17.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted assumes reinvestment of all net investment income and realized capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. For seven-day yield information, please refer to the Fund's investment overview page.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                           o PORTFOLIO MIX - 7/31/17 o

                          [PIE CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                                                30.2%
FIXED-RATE INSTRUMENTS                                                    25.4%
ADJUSTABLE-RATE NOTES                                                     23.3%
COMMERCIAL PAPER                                                          10.1%
U.S. TREASURY SECURITIES                                                   4.8%
REPURCHASE AGREEMENTS                                                      4.0%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-23.

================================================================================

8  | USAA MONEY MARKET FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                       NUMBER OF SHARES VOTING
--------------------------------------------------------------------------
TRUSTEES                           FOR                    VOTES WITHHELD
--------------------------------------------------------------------------
Daniel S. McNamara            9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.        9,714,117,381                 352,502,522
Jefferson C. Boyce            9,717,710,105                 348,909,798
Dawn M. Hawley                9,714,577,808                 352,042,095
Paul L. McNamara              9,668,206,065                 398,413,838
Richard Y. Newton III         9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.     9,715,801,431                 350,818,472
Michael F. Reimherr           9,711,558,498                 355,061,405

================================================================================

                                                SHAREHOLDERS VOTING RESULTS |  9

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

                     LONG-TERM                     QUALIFIED
                    CAPITAL GAIN                    INTEREST
                   DISTRIBUTIONS(1)                 INCOME
                   -----------------------------------------
                   $559,000                      $14,066,000
                   -----------------------------------------

(1) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

10  | USAA MONEY MARKET FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA MONEY MARKET FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Money Market Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Money Market Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  11

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON           FINAL             VALUE
(000)         SECURITY                                               RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (25.4%)

              DIVERSIFIED BANKS (19.8%)

$ 16,515      Bank of America Corp.                                  6.40%          8/28/2017     $   16,575
 103,383      Bank of America Corp.                                  5.75          12/01/2017        104,830
  45,000      Bank of America Corp.                                  2.00           1/11/2018         45,082
  50,000      Bayerische Landesbank                                  1.35          10/25/2017         50,000
  30,000      Bayerische Landesbank                                  1.55           2/15/2018         30,000
  40,000      Canadian Imperial Bank of Commerce                     1.33           1/19/2018         40,000
  30,000      Canadian Imperial Bank of Commerce                     1.47           4/05/2018         30,000
  15,000      Citigroup, Inc.                                        1.70           4/27/2018         14,997
  25,000      DnB NOR Bank ASA                                       1.40           4/17/2018         25,000
  19,673      JPMorgan Chase Bank, N.A.                              6.00          10/01/2017         19,821
  30,000      Landesbank Baden-Wurttemberg                           1.35           8/10/2017         30,000
  30,000      Landesbank Baden-Wurttemberg                           1.17           8/22/2017         30,000
  25,000      Landesbank Baden-Wurttemberg                           1.42          12/19/2017         25,000
  35,000      Landesbank Baden-Wurttemberg                           1.62           2/12/2018         35,000
  48,000      Landesbank Baden-Wurttemberg                           1.60           4/03/2018         48,000
  40,000      Mizuho Bank Ltd.                                       1.35          10/26/2017         40,000
  25,000      Natixis                                                1.35          11/28/2017         25,000
  50,000      Natixis                                                1.38          12/04/2017         50,000
  25,000      Norinchukin Bank                                       1.39          12/18/2017         25,000
  25,000      Norinchukin Bank                                       1.40           1/22/2018         25,000
  30,000      Societe Generale                                       1.24           8/09/2017         30,000
  40,000      Societe Generale                                       1.46           1/24/2018         40,000
  30,000      Sumitomo Mitsui Banking Corp.                          1.35           9/22/2017         30,000
  30,000      Sumitomo Mitsui Banking Corp.                          1.35          10/24/2017         30,000
  51,775      Wells Fargo & Co.                                      1.50           1/16/2018         51,752
                                                                                                  ----------
                                                                                                     891,057
                                                                                                  ----------
              DIVERSIFIED CAPITAL MARKETS (2.3%)
  50,000      Credit Suisse AG                                       1.41          10/27/2017         50,000
  25,000      Credit Suisse AG                                       1.41          11/06/2017         25,000
  30,000      Deutsche Bank                                          1.61           9/05/2017         30,000
                                                                                                  ----------
                                                                                                     105,000
                                                                                                  ----------
              INVESTMENT BANKING & BROKERAGE (2.7%)
  86,736      Goldman Sachs Group, Inc.                              6.15           4/01/2018         89,274
  33,849      Morgan Stanley                                         1.88           1/05/2018         33,893
                                                                                                  ----------
                                                                                                     123,167
                                                                                                  ----------

================================================================================

12  | USAA MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON           FINAL             VALUE
(000)         SECURITY                                               RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
$ 25,000      Toronto-Dominion Bank                                  1.30%         11/01/2017     $   25,000
                                                                                                  ----------
              Total Fixed-Rate Instruments (cost: $1,144,224)                                      1,144,224
                                                                                                  ----------

              COMMERCIAL PAPER (10.1%)

              ASSET-BACKED FINANCING (7.2%)
  14,000      Crown Point Capital Co.(a),(b)                         1.18           8/02/2017         14,000
  20,000      Crown Point Capital Co.(a),(b)                         1.20           8/03/2017         19,999
  30,000      Gotham Funding Corp.(a),(b)                            1.08           8/01/2017         30,000
  20,000      Gotham Funding Corp.(a),(b)                            1.22           8/31/2017         19,980
  24,000      Gotham Funding Corp.(a),(b)                            1.25           9/25/2017         23,954
  27,000      LMA Americas, LLC(a),(b)                               1.26           8/04/2017         26,997
   8,000      LMA Americas, LLC(a),(b)                               1.15           8/07/2017          7,998
  12,000      LMA Americas, LLC(a),(b)                               1.23           8/17/2017         11,993
  25,000      LMA Americas, LLC(a),(b)                               1.46          10/03/2017         24,936
  20,000      Manhattan Asset Funding Co.(a),(b)                     1.21           8/21/2017         19,987
   8,000      Nieuw Amsterdam Receivable(a),(b)                      1.12           8/03/2017          8,000
  25,000      Sheffield Receivable Co., LLC(a),(b)                   1.18           8/01/2017         25,000
  17,500      Sheffield Receivable Co., LLC(a),(b)                   1.20           8/07/2017         17,496
  28,000      Sheffield Receivable Co., LLC(a),(b)                   1.38           9/12/2017         27,955
  24,110      Sheffield Receivable Co., LLC(a),(b)                   1.53          10/02/2017         24,046
  24,000      Sheffield Receivable Co., LLC(a),(b)                   1.52          10/16/2017         23,923
                                                                                                  ----------
                                                                                                     326,264
                                                                                                  ----------
              AUTOMOBILE MANUFACTURERS (1.0%)
  18,000      Hyundai Capital America(a),(b)                         1.40           8/08/2017         17,995
  15,000      Hyundai Capital America(a),(b)                         1.31           8/11/2017         14,994
  10,000      Hyundai Capital America(a),(b)                         1.37           8/18/2017          9,994
                                                                                                  ----------
                                                                                                      42,983
                                                                                                  ----------
              AUTOMOTIVE RETAIL (1.0%)
  13,000      Autozone, Inc.(a),(b)                                  1.37           8/11/2017         12,995
  15,000      Autozone, Inc.(a),(b)                                  1.33           8/16/2017         14,992
  16,000      Autozone, Inc.(a),(b)                                  1.33           8/17/2017         15,990
                                                                                                  ----------
                                                                                                      43,977
                                                                                                  ----------
              DIVERSIFIED CHEMICALS (0.3%)
  15,000      Ei Du Pont De Nemours(a),(b)                           1.36           8/09/2017         14,996
                                                                                                  ----------
              ELECTRIC UTILITIES (0.6%)
  11,500      Pacific Gas & Electric(a),(b)                          1.30           8/04/2017         11,499
  17,500      Pacific Gas & Electric(a),(b)                          1.30           8/08/2017         17,495
                                                                                                      28,994
                                                                                                  ----------
              Total Commercial Paper (cost: $457,214)                                                457,214
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON           FINAL             VALUE
(000)         SECURITY                                               RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------
              VARIABLE-RATE DEMAND NOTES (30.2%)

              AIRPORT/PORT (0.2%)
$ 11,200      New Jersey EDA (LOC - Banco Santander SA)              1.03%          7/01/2030     $   11,200
                                                                                                  ----------
              ALUMINUM (0.2%)
   7,815      Hancock County (LOC - Wells Fargo & Co.)               0.97           4/01/2028          7,815
                                                                                                  ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
   4,290      St. Charles Parish (LOC - Federal Home Loan Bank
                of Atlanta)                                          1.24           9/01/2024          4,290
                                                                                                  ----------
              AUTO PARTS & EQUIPMENT (0.1%)
   3,565      Illinois Finance Auth. (LOC - Federal Home Loan
                Bank of Chicago)                                     1.27           7/01/2040          3,565
                                                                                                  ----------
              AUTOMOTIVE RETAIL (0.3%)
  12,500      Opus Inspection, Inc. (LOC - Swedbank AB)              1.24           6/01/2032         12,500
                                                                                                  ----------
              BUILDING PRODUCTS (0.9%)
   2,325      Atchison (LOC - Key Bank, N.A.)                        0.94           1/01/2033          2,325
   3,850      Cornell Iron Works, Inc. (LOC - Bank of
                America Corp.)                                       1.43           4/01/2019          3,850
   1,600      Delaware EDA (LOC - Key Bank, N.A.)                    0.94           4/01/2023          1,600
   3,485      Moondance Enterprises, LP
                (LOC - PNC Financial Services Group)                 1.24          11/01/2020          3,485
  28,750      Union County (LOC - SunTrust Bank)                     1.18          10/01/2027         28,750
                                                                                                  ----------
                                                                                                      40,010
                                                                                                  ----------
              COMMERCIAL PRINTING (0.0%)
   1,741      Fairway, LLC (LOC - Federal Home Loan Bank of
                San Francisco)                                       1.24          12/01/2023          1,741
                                                                                                  ----------
              CONSTRUCTION MATERIALS (0.6%)
   1,855      Franklin IDB (LOC - Federal Home Loan Bank of
                Chicago)                                             1.01           7/01/2032          1,855
  26,625      Yavapai County IDA (LOC - Bank of Nova Scotia)         1.31           9/01/2035         26,625
                                                                                                  ----------
                                                                                                      28,480
                                                                                                  ----------
              DISTRIBUTORS (0.3%)
  14,405      Bhavnani, LLC (LOC - U.S. Bancorp)                     1.19           5/01/2038         14,405
                                                                                                  ----------
              DIVERSIFIED CHEMICALS (1.2%)
   4,000      Brazos Harbor IDC                                      1.03          10/01/2036          4,000
  19,000      Brazos Harbor IDC                                      1.03           5/01/2038         19,000
  16,000      Brazos River Harbor Navigation District                1.03           5/01/2036         16,000
  15,000      Port of Port Arthur Navigation District                1.03           4/01/2037         15,000
                                                                                                  ----------
                                                                                                      54,000
                                                                                                  ----------

================================================================================

14  | USAA MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON           FINAL             VALUE
(000)         SECURITY                                               RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------
              DIVERSIFIED REAL ESTATE ACTIVITIES (2.0%)
$ 25,000      Fiore Capital, LLC (LOC - Wells Fargo & Co.)           1.20%          8/01/2045     $   25,000
  11,545      Kansas City Tax Financing Commission
                (LOC - Key Bank, N.A.)                               1.25           6/01/2024         11,545
  27,030      Paca-Pratt Associates, Inc. (LOC - Manufacturers &
                Traders Trust Co.)                                   1.68           1/01/2038         27,030
  12,555      Pinnacle Properties Dev. Group, LLC
                (LOC - Federal Home Loan Bank of Cincinnati)         1.24           6/15/2041         12,555
  12,020      Stobro Co., LP (LOC - Federal Home Loan
                Bank of Pittsburgh)                                  1.20           1/01/2032         12,020
                                                                                                  ----------
                                                                                                      88,150
                                                                                                  ----------
              EDUCATION (1.0%)
   6,255      Colorado Educational and Cultural Facilities Auth.
                (LOC - Fifth Third Bank)                             0.79           1/01/2029          6,255
  18,000      Michigan State Finance Auth.
                (LOC - PNC Financial Services Group)                 1.17           9/01/2050         18,000
  22,170      Univ. of Illinois (LOC - Northern Trust Corp.)         1.18           4/01/2044         22,170
                                                                                                  ----------
                                                                                                      46,425
                                                                                                  ----------
              EDUCATION SERVICES (1.8%)
   4,815      Harvest Time Tabernacle, Inc.
                (LOC - Federal Home Loan Bank of Dallas)             7.00           8/01/2037          4,815
  74,500      Michigan State Finance Auth.
                (LOC - JP Morgan Chase & Co.)                        1.10           9/01/2053         74,500
   1,180      Summit Country Day School (LOC - U.S. Bancorp)         1.50           2/01/2019          1,180
                                                                                                  ----------
                                                                                                      80,495
                                                                                                  ----------
              ELECTRIC UTILITIES (2.4%)
   5,000      Collier County IDA (LOC - Wells Fargo & Co.)           0.87          10/01/2025          5,000
  29,000      Escambia County                                        0.83           4/01/2039         29,000
  24,200      Indiana Dev. Finance Auth.                             0.96          12/01/2038         24,200
   7,250      Mobile IDB                                             0.90           9/01/2031          7,250
  20,000      Mobile IDB                                             0.96           6/01/2034         20,000
  24,900      St. Lucie County                                       0.79           9/01/2028         24,900
                                                                                                  ----------
                                                                                                     110,350
                                                                                                  ----------
              ELECTRIC/GAS UTILITIES (1.7%)
  55,000      Columbia IDB                                           0.84          12/01/2037         55,000
  20,400      Sweetwater County (LOC - Bank of Nova Scotia)          0.80          11/01/2025         20,400
                                                                                                  ----------
                                                                                                      75,400
                                                                                                  ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
   4,310      Putnam County IDA (LOC - Citizens Financial Group)     1.06           7/01/2032          4,310
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON           FINAL             VALUE
(000)         SECURITY                                               RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------
              FOOD DISTRIBUTORS (0.1%)
$  4,180      Mississippi Business Finance Corp.
                (LOC - Federal Home Loan Bank of Dallas)             1.35%          8/01/2021     $    4,180
                                                                                                  ----------
              FOOD RETAIL (0.5%)
  20,000      Altoona-Blair County Dev. Corp.
                (LOC - PNC Financial Services Group)(a)              1.27           4/01/2035         20,000
   1,330      Food Supply, Inc. (LOC - SunTrust Bank)                1.18           5/01/2024          1,330
                                                                                                  ----------
                                                                                                      21,330
                                                                                                  ----------
              FOREST PRODUCTS (0.1%)
   3,000      Rex Lumber, LLC (LOC - Federal Home Loan
                Bank of Dallas)                                      1.24           2/01/2022          3,000
                                                                                                  ----------
              GENERAL MERCHANDISE STORES (0.2%)
   7,805      Marion EDA (LOC - Key Bank, N.A.)                      1.30           2/01/2035          7,805
                                                                                                  ----------
              GENERAL OBLIGATION (0.3%)
  14,345      Michigan Charter Township of Commerce
                (LOC - PNC Financial Services Group)                 1.25          10/01/2034         14,345
                                                                                                  ----------
              HEALTH CARE EQUIPMENT (0.2%)
   1,240      Labcon North America (LOC - BNP Paribas)               1.22           1/01/2040          1,240
   7,700      Labcon North America (LOC - BNP Paribas)               1.22           6/01/2044          7,700
                                                                                                  ----------
                                                                                                       8,940
                                                                                                  ----------
              HEALTH CARE FACILITIES (1.5%)
  14,970      BJ Financing, LLC (LOC - Bank of Montreal)             1.20          12/01/2037         14,970
   7,865      Bronson Lifestyle Improvement & Research
                Center (LOC - Fifth Third Bank)                      1.27           9/01/2030          7,865
   1,665      Columbia County IDA (LOC - HSBC Bank USA, Inc.)        1.30           7/01/2027          1,665
   1,580      HP LRHS Land, LLC (LOC - U.S. Bancorp)                 1.22          10/01/2030          1,580
   2,865      Louisiana Public Facilities Auth.
                (LOC - Capital One, N.A.)                            1.36           7/01/2028          2,865
   1,100      MBE Investment Co., LLC
                (LOC - Comerica Bank, N.A.)                          7.00           2/01/2051          1,100
   2,620      MCE MOB IV, LP (LOC - PNC
                Financial Services Group)                            1.24           8/01/2022          2,620
   3,270      Medical Center of Athens
                (LOC - Federal Home Loan Bank of Atlanta)            1.53           9/01/2032          3,270
   7,180      MediLucent MOB I, LP
                (LOC - PNC Financial Services Group)                 1.24           8/01/2030          7,180
  11,375      MMC Corp. (LOC - JP Morgan Chase & Co.)                1.75          11/01/2035         11,375
   2,995      Onondaga County IDA (LOC - HSBC Bank USA, Inc.)        1.24           1/01/2023          2,995
   4,935      Sawmill Creek Lodge Co. (LOC - Fifth Third Bank)       1.29          10/01/2026          4,935
   2,200      Syracuse IDA (LOC - HSBC Bank USA, Inc.)               1.24           1/01/2023          2,200

================================================================================

16  | USAA MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON           FINAL             VALUE
(000)         SECURITY                                               RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------
$  2,770      Tallahassee Orthopedic Center, L.C.
                (LOC - Wells Fargo & Co.)                            1.24%          4/03/2034     $    2,770
                                                                                                  ----------
                                                                                                      67,390
                                                                                                  ----------
              HEALTH CARE SERVICES (0.3%)
   5,640      Kaneville Road Joint Venture
                (LOC - Federal Home Loan Bank of Chicago)            1.24          11/01/2032          5,640
   5,715      Vold Vision Ventures, LLC
                (LOC - Federal Home Loan Bank of Dallas)             7.00          10/01/2039          5,715
                                                                                                  ----------
                                                                                                      11,355
                                                                                                  ----------
              HOME FURNISHINGS (0.1%)
   2,440      Caddo Parish IDB (LOC - Capital One, N.A.)             1.13           7/01/2024          2,440
   2,300      Walton County Industrial Building Auth.
                (LOC - Wells Fargo & Co.)                            1.23          10/01/2017          2,300
                                                                                                  ----------
                                                                                                       4,740
                                                                                                  ----------
              HOME IMPROVEMENT RETAIL (0.1%)
   4,650      Brookhaven IDA (LOC - Capital One, N.A.)               1.24           1/01/2025          4,650
                                                                                                  ----------
              HOMEBUILDING (0.2%)
  11,300      Knox (LOC - SunTrust Bank)                             1.20           2/01/2046         11,300
                                                                                                  ----------
              HOSPITAL (0.1%)
   2,790      Albany IDA (LOC - Citizens Financial Group)            1.24           5/01/2035          2,790
                                                                                                  ----------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
   3,120      Connecticut Dev. Auth.
                (LOC - Toronto-Dominion Bank)                        1.33          12/01/2028          3,120
   1,445      Doghouse Properties, LLC
                (LOC - Federal Home Loan Bank of Atlanta)            1.24           5/01/2027          1,445
                                                                                                  ----------
                                                                                                       4,565
                                                                                                  ----------
              HOUSEHOLD APPLIANCES (0.0%)
     530      Stark County (LOC - Key Bank, N.A.)                    0.94           6/01/2018            530
                                                                                                  ----------
              INDUSTRIAL MACHINERY (0.2%)
   4,736      Allegheny County IDA
                (LOC - PNC Financial Services Group)                 1.32          11/01/2027          4,736
   2,510      Fulton County Dev. Auth.
                (LOC - Federal Home Loan Bank of Atlanta)            1.02           5/01/2030          2,510
     380      Michigan Strategic Fund Ltd.
                (LOC - Fifth Third Bank)                             0.97           3/01/2023            380
     955      South Carolina Jobs EDA (LOC - Key Bank, N.A.)         0.94           4/01/2022            955
                                                                                                  ----------
                                                                                                       8,581
                                                                                                  ----------
              LEISURE FACILITIES (0.7%)
  10,370      Ballenisles Country Club, Inc.
                (LOC - Bank of America Corp.)                        1.40          12/01/2022         10,370

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON           FINAL             VALUE
(000)         SECURITY                                               RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------
$  4,005      Cattail Creek Country Club, Inc.
                (LOC - Manufacturers & Traders Trust Co.)            1.68%          3/01/2031     $    4,005
   9,550      CEI Capital, LLC (LOC - Fifth Third Bank)              1.25           3/01/2033          9,550
   9,400      Turfway Park, LLC (LOC - Fifth Third Bank)             1.39           7/01/2022          9,400
                                                                                                  ----------
                                                                                                      33,325
                                                                                                  ----------
              LIFE & HEALTH INSURANCE (0.1%)
   2,670      2016 David Pearl Irrevocable Trust
                (LOC - Federal Home Loan Bank of Dallas)             1.24          11/01/2036          2,670
                                                                                                  ----------
              MOVIES & ENTERTAINMENT (0.4%)
  14,110      Esplanade Theatres, LLC
                (LOC - Federal Home Loan Bank of Dallas)             1.30          11/01/2042         14,110
   2,500      Kenner Theatres, LLC
                (LOC - Federal Home Loan Bank of Dallas)             1.30           2/01/2042          2,500
                                                                                                  ----------
                                                                                                      16,610
                                                                                                  ----------
              MULTIFAMILY HOUSING (3.1%)
  61,540      New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                  0.83           5/01/2041         61,540
   6,100      New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                  1.05           5/01/2041          6,100
  40,400      New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                  1.25          11/01/2044         40,400
     905      Vermont Housing Finance Agency
                (LOC - Key Bank, N.A.)                               0.94           1/01/2038            905
   4,965      West Bend Housing Auth. (LOC - Federal Home
                Loan Bank of Chicago)                                1.01           9/01/2035          4,965
  24,600      Yonkers IDA (LOC - Manufacturers &
                Traders Trust Co.)                                   1.12          12/01/2038         24,600
                                                                                                  ----------
                                                                                                     138,510
                                                                                                  ----------
              MUNICIPAL FINANCE (0.3%)
  14,800      Montgomery County Public Building Auth.
                (LOC - Bank of America Corp.)                        0.79           7/01/2038         14,800
                                                                                                  ----------
              NURSING/CCRC (0.0%)
   1,850      Berks County Municipal Auth.
                (LOC - Citizens Financial Group)                     1.40           5/15/2022          1,850
     335      Roanoke County EDA (LOC - BB&T Corp.)                  2.23          10/01/2028            335
                                                                                                  ----------
                                                                                                       2,185
                                                                                                  ----------
              OIL & GAS REFINING & MARKETING (1.1%)
  25,000      Port of Port Arthur Navigation District                1.51          12/01/2027         25,000
   8,000      Port of Port Arthur Navigation District                1.25           4/01/2040          8,000
  17,000      Port of Port Arthur Navigation District                1.25          11/01/2040         17,000
                                                                                                  ----------
                                                                                                      50,000
                                                                                                  ----------

================================================================================

18  | USAA MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON           FINAL             VALUE
(000)         SECURITY                                               RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------
              PACKAGED FOODS & MEAT (0.3%)
$  2,315      Brewster Dairy, Inc. (LOC - Bank of Montreal)          1.32%          4/03/2023     $    2,315
   2,200      Indiana Finance Auth. (LOC - Bank of America Corp.)    1.00          12/01/2027          2,200
   1,610      Lancaster IDA (LOC - Fulton Bank)                      1.45           6/01/2027          1,610
   7,500      Premier Mushrooms, Inc. (LOC - CoBank, ACB)            1.24          12/01/2037          7,500
   2,060      St. Tammany Parish (LOC - Federal Home Loan
                Bank of Dallas)                                      1.25           7/01/2022          2,060
                                                                                                  ----------
                                                                                                      15,685
                                                                                                  ----------
              PAPER PRODUCTS (0.1%)
     695      Jackson Paper Co. (LOC - Federal Home Loan
                Bank of Atlanta)                                     1.24           4/01/2027            695
   5,600      Willacoochee Dev. Auth. (LOC - Federal Home
                Loan Bank of Atlanta)                                0.97           5/01/2021          5,600
                                                                                                  ----------
                                                                                                       6,295
                                                                                                  ----------
              PUBLISHING (1.1%)
  50,000      AARP (LOC - Bank of America Corp.)                     1.13           5/01/2031         50,000
   1,745      Washington Economic Dev. Finance Auth.
                LOC - U.S. Bancorp)                                  0.97           1/01/2033          1,745
                                                                                                  ----------
                                                                                                      51,745
                                                                                                  ----------
              REAL ESTATE OPERATING COMPANIES (2.9%)
   1,480      Cain Capital Investments, LLC (LOC - BB&T Corp.)       1.39          10/01/2046          1,480
  10,815      Delos, LLC (LOC - Wells Fargo & Co.)                   1.26           3/01/2037         10,815
   2,700      Dennis Wesley Co., Inc.
                (LOC - Federal Home Loan Bank of Indianapolis)       1.24           6/15/2034          2,700
   7,000      Desert Vistas, LP (LOC - Federal Home Loan
                Bank of San Francisco)                               1.25           9/01/2055          7,000
   3,510      East Hempfield IDA (LOC - Fulton Bank)                 1.09          10/15/2026          3,510
   7,450      EMF, LLC (LOC - Comerica Bank, N.A.)                   1.27           6/01/2042          7,450
   3,820      Herman & Kittle Capital, LLC
                (LOC - Federal Home Loan Bank of Cincinnati)         1.24           2/01/2037          3,820
   9,345      Housing Venture I (LOC - Federal Home Loan
                Bank of San Francisco)                               1.27          12/01/2055          9,345
  12,900      Indianapolis (LOC - Citizens Financial Group)          0.96          11/01/2042         12,900
     640      Indianapolis (LOC - Citizens Financial Group)          1.30          11/01/2042            640
   3,475      Partisan Property, Inc. (LOC - Wells Fargo & Co.)      1.22           9/01/2044          3,475
   2,500      Pennsylvania Economic Dev. Financing Auth.
                (LOC - PNC Financial Services Group)                 1.24           4/01/2035          2,500
  13,790      Pineview Estates, L.C. (LOC - Fifth Third Bank)        1.25           4/01/2038         13,790
     825      Science & Tech Campus (LOC - Fifth Third Bank)         1.29          11/01/2020            825
  15,665      Sugar Creek Finance Co., LLC
                (LOC - Northern Trust Corp.)                         1.27           6/01/2042         15,665
  30,595      Sunroad Centrum Apartments 23
                (LOC - Comerica Bank, N.A.)                          1.30           5/01/2055         30,595

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON           FINAL             VALUE
(000)         SECURITY                                               RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------
$ 3,565       Syracuse IDA (LOC - Key Bank, N.A.)                    0.94%         10/01/2039     $    3,565
                                                                                                  ----------
                                                                                                     130,075
                                                                                                  ----------
              REAL ESTATE TAX/FEE (0.3%)
  11,625      Traer Creek Metropolitan District
                (LOC - BNP Paribas)                                  1.20          10/01/2030         11,625
                                                                                                  ----------
              REGIONAL BANKS (0.0%)
   1,950      Cobb County IDA (LOC - Federal Home Loan
                Bank of Atlanta)                                     1.24           2/01/2030          1,950
                                                                                                  ----------
              SALES TAX (0.3%)
  12,455      Saint Paul (LOC - Wells Fargo & Co.)                   1.15          11/01/2025         12,455
                                                                                                  ----------
              SEMICONDUCTOR EQUIPMENT (0.6%)
  28,585      Saratoga County IDA (LOC - JP Morgan Chase & Co.)      1.23          11/01/2021         28,585
                                                                                                  ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.1%)
   2,900      Sheridan Redevelopment Agency (LOC -
                JP Morgan Chase & Co.)                               1.32          12/01/2029          2,900
                                                                                                  ----------
              SPECIALTY STORES (0.7%)
  29,220      Bass Pro Rossford Development Co., LLC
                (LOC - Fifth Third Bank)                             1.29          11/01/2027         29,220
   2,340      Nextgen Automotive, LLC (LOC - Fifth Third Bank)       1.26           4/01/2048          2,340
                                                                                                  ----------
                                                                                                      31,560
                                                                                                  ----------
              STEEL (1.0%)
   2,500      Berkeley County                                        1.00           9/01/2028          2,500
     522      Decatur IDB                                            1.00           8/01/2036            522
   3,015      Klein Steel Services, Inc. (LOC - Manufacturers &
                Traders Trust Co.)(a)                                1.68           8/01/2025          3,015
   2,500      Mississippi Business Finance Corp.
                (LOC - Federal Home Loan Bank of Dallas)             1.20           7/01/2020          2,500
  20,000      SSAB AB (LOC - Swedbank AB)                            1.24           4/01/2034         20,000
  15,000      SSAB AB (LOC - Credit Agricole Corp. Inv. Bank)        1.24           5/01/2034         15,000
                                                                                                  ----------
                                                                                                      43,537
                                                                                                  ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.0%)
     750      Alameda County IDA (LOC - BNP Paribas)                 1.24          12/01/2040            750
                                                                                                  ----------
              WATER UTILITIES (0.1%)
   4,000      Indiana Finance Auth. (LOC - Fifth Third Bank)         0.95          12/01/2028          4,000
     930      Iowa Finance Auth. (LOC - Societe Generale)            1.28          11/01/2017            930
   1,037      L3 Corp. (LOC - Fifth Third Bank)                      1.29          10/01/2034          1,037
                                                                                                  ----------
                                                                                                       5,967
                                                                                                  ----------
              WATER/SEWER UTILITY (0.1%)
   4,030      Hesperia Public Financing Auth. (LOC - BNP Paribas)    1.25           6/01/2026          4,030
                                                                                                  ----------
              Total Variable-Rate Demand Notes (cost: $1,363,896)                                  1,363,896
                                                                                                  ----------

================================================================================

20  | USAA MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                              COUPON           FINAL             VALUE
(000)         SECURITY                                               RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------
              ADJUSTABLE-RATE NOTES (23.3%)

              DIVERSIFIED BANKS (15.6%)
$ 30,000      Bank of Montreal                                       1.55%         11/16/2017     $   30,000
  45,000      Bayerische Landesbank                                  1.63           4/23/2018         45,000
  30,000      Bayerische Landesbank                                  1.62           5/09/2018         30,000
   9,430      Citigroup, Inc.                                        1.67           8/14/2017          9,431
  50,000      Citigroup, Inc.                                        2.23          11/08/2017         50,116
  31,396      Citigroup, Inc.                                        1.89          11/24/2017         31,447
  68,665      Citigroup, Inc.                                        2.01           4/27/2018         68,886
  78,061      JPMorgan Chase & Co.                                   2.21           1/25/2018         78,361
  30,000      Mizuho Bank Ltd.                                       1.67           8/14/2017         30,000
  40,000      Natixis                                                1.54           1/08/2018         40,000
  30,000      Natixis                                                1.58           1/22/2018         30,000
  30,000      Skandinaviska Enskilda Banken AB                       1.51           8/15/2017         30,000
  30,000      Societe Generale                                       1.47           9/28/2017         30,000
  40,000      Societe Generale                                       1.64           4/12/2018         40,000
  30,000      Standard Chartered Bank                                1.74          11/14/2017         30,000
  35,000      Standard Chartered Bank                                1.44          12/22/2017         35,000
  40,000      Standard Chartered Bank                                1.63           1/23/2018         40,000
  25,000      Standard Chartered Bank                                1.42           2/08/2018         25,000
  30,000      Sumitomo Mitsui Bank Corp.                             1.38           1/17/2018         30,000
                                                                                                  ----------
                                                                                                     703,241
                                                                                                  ----------
              DIVERSIFIED CAPITAL MARKETS (5.3%)
  50,000      Credit Suisse AG                                       1.58           4/20/2018         50,000
  50,000      Credit Suisse AG                                       1.60           5/02/2018         50,000
  40,000      Deutsche Bank                                          1.91          10/04/2017         40,000
  40,000      Deutsche Bank                                          1.88          10/11/2017         40,000
  30,000      Deutsche Bank                                          1.72           1/18/2018         30,000
  30,000      Deutsche Bank                                          1.94           1/18/2018         30,000
                                                                                                  ----------
                                                                                                     240,000
                                                                                                  ----------
              INVESTMENT BANKING & BROKERAGE (1.3%)
  31,169      Goldman Sachs Group, Inc.                              2.05          12/15/2017         31,234
  26,950      Morgan Stanley                                         2.04           1/05/2018         27,016
                                                                                                  ----------
                                                                                                      58,250
                                                                                                  ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (1.1%)
  50,000      Toronto-Dominion                                       1.42           8/06/2018         50,000
                                                                                                  ----------
              Total Adjustable-Rate Notes (cost: $1,051,491)                                       1,051,491
                                                                                                  ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                 VALUE
(000)         SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (4.8%)

              BILLS (0.7%)(c)
$ 30,000      1.09%, 11/16/2017                                                                   $   29,906
                                                                                                  ----------
              NOTES (4.1%)(e)
  30,000      1.35%, 10/31/2017(d)                                                                    30,016
  90,000      1.46%, 1/31/2018(d)                                                                     90,145
  65,000      1.37%, 4/30/2018(d)                                                                     65,110
                                                                                                  ----------
                                                                                                     185,271
                                                                                                  ----------
              Total U.S. Treasury Securities (cost: $215,177)                                        215,177
                                                                                                  ----------

              REPURCHASE AGREEMENTS (4.0%)
  72,148      Bank of America Corp., 1.04%, acquired 7/31/2017
                and due on 8/01/2017 at $72,148 (collateralized by
                $76,035 of U.S. Treasury, 1.38%(e), due 9/30/2023;
                market value $73,591)                                                                 72,148
  25,000      Credit Agricole Corp. Inv. Bank, 1.04%, acquired
                7/31/2017 and due on 8/01/2017 at $25,000
                (collateralized by $25,545 of U.S. Treasury, 1.13%(e),
                due 5/31/2019; market value $25,501)                                                  25,000
  25,000      HSBC Bank USA, Inc., 1.01%, acquired 7/31/2017 and
                due on 8/01/2017 at $25,000 (collateralized by $7,914
                of U.S. Treasury, 0.98% - 1.17%(c) due 8/24/2017 -
                4/26/2018; $17,690 of U.S. Treasury, 2.00%(e),
                due 6/30/2024; combined market value $25,505)                                         25,000
  60,000      Natixis S.A., 1.04%, acquired 7/31/2017 and due on
                8/01/2017 at $60,000 (collateralized by $55,690 of
                U.S. Treasury, 1.13% - 3.00%(e), due 5/31/2021 -
                11/15/2045; $130 of U.S. Treasury(g), 2.00% - 2.38%,
                due 1/15/2025 - 1/15/2026; $7,248 of Fannie Mae(f),
                3.00% - 5.50%, due 1/01/2032 - 7/01/2046; $2 of
                Freddie Mac(f), 6.00%, due 11/01/2047; combined
                market value $61,202)                                                                 60,000
                                                                                                  ----------
              Total Repurchase Agreements (cost: $182,148)                                           182,148
                                                                                                  ----------

              TOTAL INVESTMENTS (COST: $4,414,150)                                                $4,414,150
                                                                                                  ==========

================================================================================

22  | USAA MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                    LEVEL 1                  LEVEL 2          LEVEL 3            TOTAL
------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                         $-               $1,144,224               $-       $1,144,224
Commercial Paper                                -                  457,214                -          457,214
Variable-Rate Demand Notes                      -                1,363,896                -        1,363,896
Adjustable-Rate Notes                           -                1,051,491                -        1,051,491
U.S. Treasury Securities:
  Bills                                         -                   29,906                -           29,906
  Notes                                         -                  185,271                -          185,271
Repurchase Agreements                           -                  182,148                -          182,148
------------------------------------------------------------------------------------------------------------
Total                                          $-               $4,414,150               $-       $4,414,150
------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The cost of securities at July 31, 2017, for federal income tax purposes, was $4,414,150,000.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

================================================================================

24  | USAA MONEY MARKET FUND

================================================================================

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA       Economic Development Authority
    IDA       Industrial Development Authority/Agency
    IDB       Industrial Development Board
    IDC       Industrial Development Corp.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, USAA Mutual Funds Trust's Board of Trustees (the Board), must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

    (b) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) Securities offered at a discount to face value rather than at a stated coupon rate. Rates represent the discount rates at purchase date.

    (d) Rates for U.S. Treasury floating rate notes rise and fall based on discount rates in auctions of 13-week Treasury bills, and are paid quarterly.

    (e) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

    (f) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    (g) U.S. Treasury inflation-indexed notes are designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

================================================================================

26  | USAA MONEY MARKET FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                  $4,414,150
   Cash                                                                                      26,307
   Receivables:
      Capital shares sold                                                                    23,715
      Interest                                                                                8,747
      Securities sold                                                                        90,565
                                                                                         ----------
          Total assets                                                                    4,563,484
                                                                                         ----------
LIABILITIES
   Payables:
      Securities purchased                                                                   25,041
      Capital shares redeemed                                                                23,902
      Dividends on capital shares                                                                18
   Accrued management fees                                                                      919
   Other accrued expenses and payables                                                          334
                                                                                         ----------
          Total liabilities                                                                  50,214
                                                                                         ----------
              Net assets applicable to capital shares outstanding                        $4,513,270
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $4,513,287
   Overdistribution of net investment income                                                    (17)
                                                                                         ----------
              Net assets applicable to capital shares outstanding                        $4,513,270
                                                                                         ==========
   Capital shares outstanding, no par value                                               4,513,809
                                                                                         ==========
   Net asset value, redemption price, and offering price per share                       $     1.00
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                          $44,943
                                                                                            -------
EXPENSES
   Management fees                                                                           11,754
   Administration and servicing fees                                                          4,898
   Transfer agent's fees                                                                     12,244
   Custody and accounting fees                                                                  529
   Postage                                                                                      989
   Shareholder reporting fees                                                                   192
   Trustees' fees                                                                                32
   Registration fees                                                                             75
   Professional fees                                                                            208
   Other                                                                                         75
                                                                                            -------
      Total expenses                                                                         30,996
   Expenses reimbursed                                                                         (119)
                                                                                            -------
      Net expenses                                                                           30,877
                                                                                            -------
NET INVESTMENT INCOME                                                                        14,066
                                                                                            -------
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                            559
                                                                                            -------
   Increase in net assets resulting from operations                                         $14,625
                                                                                            =======

See accompanying notes to financial statements.

================================================================================

28  | USAA MONEY MARKET FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

---------------------------------------------------------------------------------------------------
                                                                             2017              2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                              $    14,066       $       549
   Net realized gain on investments                                           559                 -
                                                                      -----------------------------
      Increase in net assets resulting from operations                     14,625               549
                                                                      -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                  (14,066)             (546)
   Net realized gains                                                        (569)               (1)
                                                                      -----------------------------
      Distributions to shareholders                                       (14,635)             (547)
                                                                      -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                            5,951,009         7,018,475
   Reinvested dividends                                                    14,561               546
   Cost of shares redeemed                                             (7,058,724)       (6,701,841)
                                                                      -----------------------------
      Increase (decrease) in net assets from capital share
         transactions                                                  (1,093,154)          317,180
                                                                      -----------------------------
   Net increase (decrease) in net assets                               (1,093,164)          317,182

NET ASSETS
   Beginning of year                                                    5,606,434         5,289,252
                                                                      -----------------------------
   End of year                                                        $ 4,513,270       $ 5,606,434
                                                                      =============================
Overdistribution of net investment income:
   End of year                                                        $       (17)      $        (7)
                                                                      =============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                          5,951,009         7,018,475
   Shares issued for dividends reinvested                                  14,561               546
   Shares redeemed                                                     (7,058,724)       (6,701,841)
                                                                      -----------------------------
      Increase (decrease) in shares outstanding                        (1,093,154)          317,180
                                                                      =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Money Market Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act and is authorized to issue an unlimited number of shares. The Fund's investment objective is to seek the highest income consistent with preservation of capital and the maintenance of liquidity.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

30  | USAA MONEY MARKET FUND

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Repurchase agreements are valued at cost.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination.

================================================================================

32  | USAA MONEY MARKET FUND

================================================================================

    Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At July 31, 2017, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, custodian and other bank credits reduced the Fund's expenses by less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $37,000, which represents 6.5% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for distributions adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net

================================================================================

34  | USAA MONEY MARKET FUND

================================================================================

realized loss on investments by $10,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                                    2017                 2016
                                                --------------------------------
Ordinary income*                                $14,076,000             $546,000
Long-term realized capital gain                     559,000                1,000
                                                -----------             --------
   Total distributions paid                     $14,635,000             $547,000
                                                ===========             ========

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                             1,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets. For the year ended July 31, 2017, the Fund incurred management fees, paid or payable to the Manager, of $11,754,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the year ended July 31, 2017, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $4,898,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $116,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the year ended July 31, 2017, the Fund incurred reimbursable expenses of $119,000.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent fee is accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average net assets for the fiscal year. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended July 31, 2017, the Fund incurred transfer agent's fees, paid or payable to SAS, of $12,244,000.

================================================================================

36  | USAA MONEY MARKET FUND

================================================================================

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                                --------------------------------------------------------------------------------
                                      2017              2016              2015            2014              2013
                                --------------------------------------------------------------------------------
Net asset value at
  beginning of period           $     1.00        $     1.00        $     1.00      $     1.00        $     1.00
                                --------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income(a)             .00               .00               .00             .00               .00
  Net realized and
    unrealized gain(a)                 .00               .00               .00             .00               .00
                                --------------------------------------------------------------------------------
Total from investment
  operations(a)                        .00               .00               .00             .00               .00
                                --------------------------------------------------------------------------------
Less distributions from:
  Net investment income(a)            (.00)             (.00)             (.00)           (.00)             (.00)
  Realized capital gains              (.00)(a)          (.00)(a)             -            (.00)(a)          (.00)(a)
                                --------------------------------------------------------------------------------
Total distributions(a)                (.00)             (.00)             (.00)           (.00)             (.00)
                                --------------------------------------------------------------------------------
Net asset value at end
  of period                     $     1.00        $     1.00        $     1.00      $     1.00        $     1.00
                                ================================================================================
Total return (%)*(c)                   .31               .01               .01             .01               .01
Net assets at end
  of period (000)               $4,513,270        $5,606,434        $5,289,252      $5,192,675        $5,140,226
Ratios to average net
  assets:**
  Expenses (%)(b),(c)                  .63               .41               .24             .22               .30
  Expenses, excluding
    reimbursements (%)(b)              .63               .67               .65             .63               .63
  Net investment income (%)            .29               .01               .01             .01               .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $4,893,093,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                      (.00%)(+)         (.00%)(+)         (.00%)(+)          -              (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) The Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

================================================================================

38  | USAA MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                       BEGINNING                 ENDING             DURING PERIOD*
                                     ACCOUNT VALUE            ACCOUNT VALUE        FEBRUARY 1, 2017 -
                                    FEBRUARY 1, 2017          JULY 31, 2017          JULY 31, 2017
                                    -----------------------------------------------------------------
Actual                                 $1,000.00               $1,002.30                  $3.18

Hypothetical
  (5% return before expenses)           1,000.00                1,021.62                   3.21

*Expenses are equal to the Fund's annualized expense ratio of 0.64%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.23% for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

40  | USAA MONEY MARKET FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

                                                        ADVISORY AGREEMENT |  41

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the

================================================================================

42  | USAA MONEY MARKET FUND

================================================================================

activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day to- day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objectives and classifications, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes the Fund and all other no-load retail money market funds regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses, including the fact that the Manager had reimbursed fund expenses during the previous year. The Board also took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee.

================================================================================

                                                        ADVISORY AGREEMENT |  43

================================================================================

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail money market funds regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2016, and was above the average of its performance universe and its Lipper index for the ten-year period ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ended December 31, 2016, was in the top 50% of its performance universe for the five-year period ended December 31, 2016, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2016. The Board also took into account management's discussion regarding current market conditions, including the relatively narrow range of the returns of the funds in the performance universe.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect

================================================================================

44  | USAA MONEY MARKET FUND

================================================================================

benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of the services received by the Fund from the Manager as well as the type of fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                        ADVISORY AGREEMENT |  45

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

46  | USAA MONEY MARKET FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

48  | USAA MONEY MARKET FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

50  | USAA MONEY MARKET FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company
        Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

INTERESTED OFFICERS(1)

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

52  | USAA MONEY MARKET FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

54  | USAA MONEY MARKET FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23427-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SMALL CAP STOCK FUND]

 =======================================================

    ANNUAL REPORT
    USAA SMALL CAP STOCK FUND
    FUND SHARES o INSTITUTIONAL SHARES
    JULY 31, 2017

 =======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

SHAREHOLDER VOTING RESULTS                                                    12

FINANCIAL INFORMATION

   Distributions to Shareholders                                              13

   Report of Independent Registered
     Public Accounting Firm                                                   14

   Portfolio of Investments                                                   15

   Notes to Portfolio of Investments                                          32

   Financial Statements                                                       34

   Notes to Financial Statements                                              38

EXPENSE EXAMPLE                                                               55

ADVISORY AGREEMENT                                                            57

TRUSTEES' AND OFFICERS' INFORMATION                                           65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA SMALL CAP STOCK FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days' written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP           Granahan Investment Management, Inc.

    TIMOTHY J. MCCORMACK, CFA                   GARY C. HATTON, CFA
    SHAUN F. PEDERSEN                           JANE M. WHITE
                                                JENNIFER M. PAWLOSKI
Cambiar Investors, LLC                          ANDREW L. BEJA, CFA

    BRIAN M. BARISH, CFA                    Clarivest Asset Management LLC*
    ANDREW P. BAUMBUSCH
    JEFFREY H. SUSMAN                           TODD WOLTER, CFA
    ANNA (ANIA) A. ALDRICH, CFA                 MICHAEL WATERMAN, CFA
    TIMOTHY A. BERANEK                          STACEY NUTT, PHD
    COLIN M. DUNN, CFA

--------------------------------------------------------------------------------

o   HOW DID THE SMALL-CAP MARKET PERFORM DURING THE REPORTING PERIOD?

    Small-cap stocks as represented by the Russell 2000 Index posted positive results over the reporting period ended July 31, 2017, and outperformed the broader equity market as represented by the S&P 500(R) Index. Small-cap value stocks outperformed small-cap growth stocks. Risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth boosted investor optimism. Continuing U.S. employment gains and low inflation also helped to provide a positive backdrop for stocks. Equities hit a series of record highs during November and December 2016 on expectations that the new administration would reduce regulatory restrictions and increase fiscal stimulus by cutting corporate and individual taxes and encouraging infrastructure spending. While the euphoria displayed by the markets following the presidential election receded in March 2017, as the administration's agenda stalled in Congress, continued solid economic news and corporate earnings growth sustained the market's rise. On the monetary policy front, the Federal

    *Effective May 16, 2017, ClariVest was added as an additional subadviser to the Fund.

================================================================================

2  | USAA SMALL CAP STOCK FUND

================================================================================

    Reserve (the Fed) raised short-term interest rates by 25 basis points three times over the reporting period; once in December 2016, and again in March and June 2017. Fed officials continued to emphasize a measured approach to normalizing U.S. monetary policy, which also provided a favorable environment for stocks.

o HOW DID THE USAA SMALL CAP STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2017, the Fund Shares and Institutional Shares had total returns of 12.81% and 12.92%, respectively. This compares to returns of 18.45% for the Russell 2000(R) Index (the Index), 17.66% for the S&P SmallCap 600(R) Index, and 17.21% for the Lipper Small-Cap Core Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP (Wellington Management), Cambiar Investors, LLC (Cambiar), Granahan Investment Management, Inc.,
    (GIMI), and ClariVest Asset Management LLC (ClariVest) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID WELLINGTON MANAGEMENT'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The Wellington Management portion of the Fund underperformed during the reporting period. Weak security selection in industrials, information technology, and consumer discretionary outweighed strong selection in financials and utilities. Sector allocation, a residual of their portfolio's stock-by-stock selection process, contributed to performance during the reporting period. An overweight to industrials and an underweight to real estate contributed to performance, while underweights within financials and information technology detracted from performance. The

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    largest individual detractors during the reporting period included Fred's, Inc. "A" (consumer discretionary), a retailer that operates general merchandise stores and pharmacies in the southeastern United States; Cato Corp. "A" (consumer discretionary), a fashion retailer specializing in women's apparel; and Smart & Final Stores, Inc. (consumer staples), a value-priced west coast grocer. Top individual contributors included Webster Financial Corp.*, a Connecticut-based commercial bank; Hancock Holding Co., a bank with operating branches in the southern United States; and ESCO Technologies, Inc. (industrials), a capital goods company specializing in advanced metering applications and radio-frequency device management.

o   HOW DID CAMBIAR'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    Cambiar's portion of the Fund underperformed for the reporting period. Notwithstanding the broader market move upward, the reporting period was generally less favorable for value managers such as Cambiar, as their relatively low allocation to growth-oriented market segments represented a headwind for results. At a sector level, technology continued to be a challenging area for Cambiar's portion of the Fund. Within small-cap technology, performance was unfavorable, though the technology companies held in Cambiar's portfolio maintained strong market share, generated consistent cash flow, and remained relevant in their respective end markets. ATM processor Cardtronics plc "A" was a case in point, as its stock declined after it announced lower earnings for 2017. With regard to financials, investor optimism regarding possible deregulation by the new administration and an increase by the Fed in interest rates were catalysts for an exceptional rally in the financial sector. The Cambiar small cap strategy did participate in the rebound for financials stocks, but with an underweight comparison given the degree of the market rebound.

o   HOW DID GIMI'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The GIMI portion of the Fund soundly outperformed for the reporting period. Strong broad-based stock selection drove performance, with

    *Webster Financial Corp. was sold out of the Fund prior to July 31, 2017.

================================================================================

4  | USAA SMALL CAP STOCK FUND

================================================================================

    eight of nine market sectors showing positive attribution. An overweight in technology boosted performance, as did an underweight in consumer stocks. Conversely, favorable stock selection in energy was offset by an overweight in this poor-performing sector. All three LifeCycle categories - Pioneer, Core Growth, and Special Situation - showed positive relative performance, led by Pioneer and Special Situation holdings. Outperformers for the reporting period were from multiple sectors and all three LifeCycle categories. Health care's top performers included two Pioneers (Exact Sciences Corp. and Zeltiq Aesthetics, Inc.*), and one Special Situation (Cepheid, Inc.*). Information technology outperformers included two Core Growth issues (Brooks Automation, Inc., and Teradyne, Inc.) Lending Tree, Inc. (financials, Special Situation) and Kornit Digital Ltd. (industrials, Pioneer) were also top contributors. Five of the bottom 10 performers were from the Core Growth LifeCycle category: Sychronoss Technologies, Inc.* and Perficient, Inc. (information technology), DexCom, Inc. and Acadia Healthcare Co., Inc. (health care), and Opus Bank* (financials).

o   HOW DID CLARIVEST'S PORTION OF THE FUND PERFORM DURING THE PERIOD?

    ClariVest's portion of the Fund underperformed for their abbreviated reporting period beginning May 16, 2017, through July 31, 2017. Positive performance from sector allocation was not sufficient to offset negative stock selection overall. Stock selection was weakest within information technology, industrials, and consumer discretionary, while stock selection in real estate and consumer staples was strong. In terms of sector allocation, an underweight to energy and an overweight to industrials benefited performance, while an underweight to real estate and an overweight to consumer staples weighed on returns. Top individual contributors during the reporting period included Triton International Ltd., Washington Prime Group, Inc., and Atlas Air Worldwide Holdings, Inc. The largest individual detractors from relative return included Brady Corp "A", PC Mall, Inc. and M/I Homes, Inc.

    Thank you for allowing us to help you with your investment needs.

    Small-cap investing is subject to the risk that small-cap companies may be more vulnerable to adverse business or economic developments. Such securities may be less liquid and more volatile.

    *Zeltig Aesthetics, Inc., Cepheid, Inc., Synchronoss Technolgies, Inc., and Opus Bank were sold out of the Fund prior to July 31, 2017.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA SMALL CAP STOCK FUND SHARES (FUND SHARES)
(Ticker Symbol: USCAX)

--------------------------------------------------------------------------------
                                               7/31/17            7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $658.0 Million      $586.5 Million
Net Asset Value Per Share                     $18.02              $16.17

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                        10 YEARS
    12.81%                           11.98%                            6.16%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                       1.16%

               (includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA SMALL CAP STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       S&P SMALLCAP             RUSSELL 2000            LIPPER SMALL-CAP            USAA SMALL CAP
                        600 INDEX                  INDEX                CORE FUNDS INDEX           STOCK FUND SHARES
 7/31/2007             $10,000.00               $10,000.00                 $10,000.00                  $10,000.00
 8/31/2007              10,187.43                10,226.66                  10,038.77                   10,144.00
 9/30/2007              10,339.27                10,402.20                  10,253.03                   10,242.00
10/31/2007              10,531.61                10,700.64                  10,500.97                   10,451.00
11/30/2007               9,749.98                 9,932.27                   9,797.45                    9,686.00
12/31/2007               9,672.57                 9,926.08                   9,818.98                    9,577.00
 1/31/2008               9,199.53                 9,249.17                   9,169.33                    8,951.00
 2/29/2008               8,916.22                 8,906.34                   8,993.77                    8,609.00
 3/31/2008               8,950.74                 8,943.64                   8,916.65                    8,485.00
 4/30/2008               9,309.97                 9,318.12                   9,347.76                    8,922.00
 5/31/2008               9,721.21                 9,746.16                   9,809.66                    9,337.00
 6/30/2008               8,986.79                 8,995.83                   9,128.15                    8,704.00
 7/31/2008               9,172.30                 9,328.73                   9,152.45                    8,784.00
 8/31/2008               9,555.42                 9,665.91                   9,363.39                    8,980.00
 9/30/2008               8,909.95                 8,895.72                   8,488.72                    8,202.00
10/31/2008               7,114.85                 7,045.15                   6,678.86                    6,579.00
11/30/2008               6,283.59                 6,211.80                   5,982.59                    5,756.00
12/31/2008               6,666.95                 6,572.34                   6,324.67                    6,120.00
 1/31/2009               5,820.22                 5,841.36                   5,754.23                    5,457.00
 2/28/2009               5,123.29                 5,131.50                   5,138.64                    4,896.00
 3/31/2009               5,544.13                 5,589.57                   5,600.59                    5,363.00
 4/30/2009               6,511.96                 6,453.62                   6,485.08                    6,069.00
 5/31/2009               6,616.90                 6,648.19                   6,787.64                    6,230.00
 6/30/2009               6,711.85                 6,745.84                   6,845.37                    6,302.00
 7/31/2009               7,404.88                 7,395.53                   7,449.79                    6,914.00
 8/31/2009               7,574.32                 7,607.59                   7,678.38                    7,111.00
 9/30/2009               7,964.20                 8,046.38                   8,141.17                    7,497.00
10/31/2009               7,510.54                 7,500.07                   7,693.29                    7,140.00
11/30/2009               7,706.50                 7,735.50                   7,959.84                    7,337.00
12/31/2009               8,371.68                 8,358.16                   8,506.52                    7,840.00
 1/31/2010               8,088.39                 8,050.48                   8,203.82                    7,709.00
 2/28/2010               8,435.93                 8,413.12                   8,573.52                    7,971.00
 3/31/2010               9,092.36                 9,097.86                   9,155.93                    8,576.00
 4/30/2010               9,624.10                 9,612.74                   9,614.11                    8,969.00
 5/31/2010               8,929.29                 8,883.58                   8,911.90                    8,408.00
 6/30/2010               8,298.23                 8,195.16                   8,328.67                    7,840.00
 7/31/2010               8,824.50                 8,758.33                   8,860.44                    8,313.00
 8/31/2010               8,165.77                 8,109.88                   8,335.37                    7,730.00
 9/30/2010               9,096.67                 9,120.34                   9,266.70                    8,619.00
10/31/2010               9,483.74                 9,493.56                   9,601.12                    8,984.00
11/30/2010               9,821.77                 9,822.73                   9,926.79                    9,326.00
12/31/2010              10,574.08                10,602.73                  10,693.27                    9,997.00
 1/31/2011              10,590.13                10,575.41                  10,702.21                    9,961.00
 2/28/2011              11,056.86                11,155.39                  11,232.78                   10,391.00
 3/31/2011              11,389.56                11,444.49                  11,510.94                   10,668.00
 4/30/2011              11,685.58                11,746.69                  11,792.32                   11,041.00
 5/31/2011              11,580.30                11,526.46                  11,572.44                   10,851.00
 6/30/2011              11,370.88                11,260.70                  11,353.76                   10,668.00
 7/31/2011              11,006.04                10,853.68                  11,011.15                   10,340.00
 8/31/2011              10,161.59                 9,909.39                  10,163.36                    9,464.00
 9/30/2011               9,116.06                 8,798.53                   9,031.46                    8,384.00
10/31/2011              10,483.09                10,130.25                  10,354.75                    9,705.00
11/30/2011              10,549.30                10,093.33                  10,315.63                    9,705.00
12/31/2011              10,681.50                10,160.00                  10,286.16                    9,782.00
 1/31/2012              11,384.13                10,877.81                  10,973.87                   10,432.00
 2/29/2012              11,624.95                11,138.15                  11,307.09                   10,644.00
 3/31/2012              11,961.95                11,423.53                  11,512.15                   10,884.00
 4/30/2012              11,811.01                11,247.07                  11,390.62                   10,695.00
 5/31/2012              11,070.40                10,502.63                  10,602.92                    9,957.00
 6/30/2012              11,533.55                11,026.71                  10,928.40                   10,410.00
 7/31/2012              11,445.17                10,874.33                  10,882.43                   10,330.00
 8/31/2012              11,878.80                11,236.96                  11,241.37                   10,585.00
 9/30/2012              12,155.86                11,605.96                  11,565.71                   10,892.00
10/31/2012              11,909.07                11,354.18                  11,435.85                   10,665.00
11/30/2012              12,027.95                11,414.50                  11,568.13                   10,819.00
12/31/2012              12,425.29                11,821.14                  11,925.49                   11,235.00
 1/31/2013              13,143.29                12,561.06                  12,640.42                   11,898.00
 2/28/2013              13,328.30                12,699.63                  12,783.92                   12,055.00
 3/31/2013              13,892.86                13,286.02                  13,338.53                   12,525.00
 4/30/2013              13,855.92                13,237.20                  13,267.54                   12,324.00
 5/31/2013              14,458.34                13,766.26                  13,758.03                   12,913.00
 6/30/2013              14,437.25                13,695.84                  13,648.41                   12,868.00
 7/31/2013              15,425.42                14,654.32                  14,525.52                   13,629.00
 8/31/2013              15,049.62                14,188.86                  14,091.00                   13,234.00
 9/30/2013              15,986.71                15,094.16                  14,920.57                   13,995.00
10/31/2013              16,563.44                15,473.72                  15,395.14                   14,509.00
11/30/2013              17,308.07                16,093.66                  15,939.31                   15,106.00
12/31/2013              17,558.57                16,410.39                  16,233.60                   15,465.00
 1/31/2014              16,881.36                15,956.15                  15,649.70                   14,926.00
 2/28/2014              17,633.71                16,707.86                  16,363.15                   15,514.00
 3/31/2014              17,756.80                16,593.98                  16,431.79                   15,555.00
 4/30/2014              17,261.20                15,950.45                  16,016.65                   14,943.00
 5/31/2014              17,307.79                16,078.26                  16,118.97                   15,032.00
 6/30/2014              18,123.80                16,933.74                  16,854.88                   15,653.00
 7/31/2014              17,127.96                15,908.75                  15,913.51                   14,812.00
 8/31/2014              17,863.60                16,697.60                  16,611.42                   15,432.00
 9/30/2014              16,904.73                15,687.49                  15,693.03                   14,657.00
10/31/2014              18,102.95                16,721.59                  16,551.23                   15,424.00
11/30/2014              18,053.19                16,736.58                  16,574.66                   15,522.00
12/31/2014              18,569.09                17,213.57                  16,898.16                   15,878.00
 1/31/2015              17,920.19                16,659.88                  16,290.64                   15,229.00
 2/28/2015              19,000.67                17,648.92                  17,263.81                   16,372.00
 3/31/2015              19,305.15                17,956.39                  17,532.05                   16,518.00
 4/30/2015              18,856.26                17,498.45                  17,194.02                   16,262.00
 5/31/2015              19,145.14                17,897.94                  17,430.13                   16,509.00
 6/30/2015              19,342.17                18,031.97                  17,511.29                   16,710.00
 7/31/2015              19,178.29                17,822.40                  17,332.79                   16,235.00
 8/31/2015              18,185.48                16,702.43                  16,426.60                   15,330.00
 9/30/2015              17,549.20                15,882.95                  15,742.54                   14,516.00
10/31/2015              18,618.95                16,777.80                  16,666.18                   15,467.00
11/30/2015              19,117.64                17,323.57                  17,066.57                   15,832.00
12/31/2015              18,202.81                16,453.75                  16,184.10                   15,036.00
 1/31/2016              17,080.08                15,006.90                  15,096.54                   13,869.00
 2/29/2016              17,270.92                15,006.23                  15,207.40                   13,979.00
 3/31/2016              18,686.67                16,203.90                  16,430.59                   15,105.00
 4/30/2016              18,906.09                16,458.21                  16,638.76                   15,255.00
 5/31/2016              19,219.65                16,828.93                  16,943.37                   15,424.00
 6/30/2016              19,336.34                16,818.32                  16,894.15                   15,185.00
 7/31/2016              20,320.67                17,822.49                  17,722.52                   16,122.00
 8/31/2016              20,596.31                18,137.67                  17,975.69                   16,402.00
 9/30/2016              20,728.77                18,339.69                  18,050.21                   16,382.00
10/31/2016              19,801.02                17,467.82                  17,409.00                   15,634.00
11/30/2016              22,285.95                19,415.70                  19,277.03                   17,339.00
12/31/2016              23,036.70                19,959.71                  19,831.56                   17,875.00
 1/31/2017              22,945.06                20,038.44                  19,915.64                   17,986.00
 2/28/2017              23,310.32                20,425.16                  20,259.58                   18,087.00
 3/31/2017              23,281.79                20,451.89                  20,258.30                   18,016.00
 4/30/2017              23,491.86                20,676.18                  20,457.00                   18,117.00
 5/31/2017              22,992.48                20,255.54                  20,109.82                   17,723.00
 6/30/2017              23,680.34                20,955.74                  20,604.74                   18,087.00
 7/31/2017              23,909.70                21,111.43                  20,772.80                   18,188.00

                                   [END CHART]

                       Data from 7/31/07 through 7/31/17.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Small-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Shares to the following benchmarks:

o The unmanaged S&P SmallCap 600 Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

o The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

o The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category.

================================================================================

8  | USAA SMALL CAP STOCK FUND

================================================================================

USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UISCX)

--------------------------------------------------------------------------------
                                               7/31/17            7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $892.7 Million      $884.3 Million
Net Asset Value Per Share                     $18.16              $16.30

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                      5 YEARS               SINCE INCEPTION 8/01/08
    12.92%                      12.17%                        8.70%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                       1.00%

               (includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                                    USAA SMALL CAP STOCK
                        S&P SMALLCAP            LIPPER SMALL-CAP             RUSSELL 2000            FUND INSTITUTIONAL
                         600 INDEX              CORE FUNDS INDEX                 INDEX                     SHARES
 7/31/2008              $10,000.00                $10,000.00                  $10,000.00                 $10,000.00
 8/31/2008               10,417.70                 10,230.47                   10,361.44                  10,198.00
 9/30/2008                9,713.98                  9,274.80                    9,535.84                   9,314.00
10/31/2008                7,756.89                  7,297.35                    7,552.10                   7,471.00
11/30/2008                6,850.62                  6,536.60                    6,658.79                   6,537.00
12/31/2008                7,268.57                  6,910.35                    7,045.27                   6,953.00
 1/31/2009                6,345.43                  6,287.09                    6,261.69                   6,198.00
 2/28/2009                5,585.61                  5,614.49                    5,500.74                   5,559.00
 3/31/2009                6,044.43                  6,119.22                    5,991.78                   6,098.00
 4/30/2009                7,099.59                  7,085.63                    6,918.00                   6,903.00
 5/31/2009                7,214.01                  7,416.20                    7,126.57                   7,094.00
 6/30/2009                7,317.52                  7,479.27                    7,231.25                   7,169.00
 7/31/2009                8,073.09                  8,139.67                    7,927.69                   7,882.00
 8/31/2009                8,257.82                  8,389.42                    8,155.02                   8,106.00
 9/30/2009                8,682.88                  8,895.07                    8,625.37                   8,546.00
10/31/2009                8,188.28                  8,405.72                    8,039.75                   8,139.00
11/30/2009                8,401.93                  8,696.95                    8,292.12                   8,372.00
12/31/2009                9,127.13                  9,294.25                    8,959.59                   8,944.00
 1/31/2010                8,818.28                  8,963.52                    8,629.78                   8,795.00
 2/28/2010                9,197.18                  9,367.46                    9,018.51                   9,102.00
 3/31/2010                9,912.84                 10,003.80                    9,752.51                   9,790.00
 4/30/2010               10,492.57                 10,504.41                   10,304.45                  10,247.00
 5/31/2010                9,735.06                  9,737.17                    9,522.82                   9,608.00
 6/30/2010                9,047.05                  9,099.94                    8,784.86                   8,969.00
 7/31/2010                9,620.82                  9,680.95                    9,388.55                   9,508.00
 8/31/2010                8,902.64                  9,107.26                    8,693.44                   8,853.00
 9/30/2010                9,917.55                 10,124.83                    9,776.61                   9,865.00
10/31/2010               10,339.55                 10,490.22                   10,176.69                  10,288.00
11/30/2010               10,708.08                 10,846.05                   10,529.55                  10,678.00
12/31/2010               11,528.28                 11,683.51                   11,365.68                  11,459.00
 1/31/2011               11,545.77                 11,693.27                   11,336.39                  11,417.00
 2/28/2011               12,054.63                 12,272.98                   11,958.10                  11,918.00
 3/31/2011               12,417.34                 12,576.89                   12,268.00                  12,234.00
 4/30/2011               12,740.08                 12,884.33                   12,591.95                  12,660.00
 5/31/2011               12,625.30                 12,644.08                   12,355.87                  12,451.00
 6/30/2011               12,396.98                 12,405.16                   12,070.99                  12,243.00
 7/31/2011               11,999.22                 12,030.82                   11,634.69                  11,868.00
 8/31/2011               11,078.56                 11,104.52                   10,622.44                  10,867.00
 9/30/2011                9,938.69                  9,867.80                    9,431.64                   9,632.00
10/31/2011               11,429.08                 11,313.64                   10,859.20                  11,159.00
11/30/2011               11,501.26                 11,270.90                   10,819.62                  11,159.00
12/31/2011               11,645.39                 11,238.70                   10,891.09                  11,246.00
 1/31/2012               12,411.43                 11,990.09                   11,660.55                  12,000.00
 2/29/2012               12,673.97                 12,354.17                   11,939.62                  12,242.00
 3/31/2012               13,041.39                 12,578.22                   12,245.54                  12,527.00
 4/30/2012               12,876.82                 12,445.43                   12,056.38                  12,309.00
 5/31/2012               12,069.39                 11,584.79                   11,258.37                  11,464.00
 6/30/2012               12,574.32                 11,940.41                   11,820.17                  12,025.00
 7/31/2012               12,477.97                 11,890.18                   11,656.82                  11,924.00
 8/31/2012               12,950.74                 12,282.36                   12,045.54                  12,226.00
 9/30/2012               13,252.80                 12,636.74                   12,441.10                  12,586.00
10/31/2012               12,983.74                 12,494.85                   12,171.19                  12,326.00
11/30/2012               13,113.34                 12,639.38                   12,235.86                  12,510.00
12/31/2012               13,546.54                 13,029.83                   12,671.76                  12,990.00
 1/31/2013               14,329.34                 13,810.97                   13,464.93                  13,755.00
 2/28/2013               14,531.04                 13,967.75                   13,613.46                  13,936.00
 3/31/2013               15,146.54                 14,573.72                   14,242.04                  14,486.00
 4/30/2013               15,106.27                 14,496.16                   14,189.71                  14,263.00
 5/31/2013               15,763.05                 15,032.07                   14,756.85                  14,942.00
 6/30/2013               15,740.06                 14,912.30                   14,681.35                  14,891.00
 7/31/2013               16,817.40                 15,870.64                   15,708.80                  15,777.00
 8/31/2013               16,407.69                 15,395.88                   15,209.86                  15,321.00
 9/30/2013               17,429.34                 16,302.27                   16,180.30                  16,207.00
10/31/2013               18,058.11                 16,820.78                   16,587.17                  16,800.00
11/30/2013               18,869.94                 17,415.35                   17,251.72                  17,497.00
12/31/2013               19,143.05                 17,736.89                   17,591.24                  17,920.00
 1/31/2014               18,404.73                 17,098.92                   17,104.31                  17,299.00
 2/28/2014               19,224.97                 17,878.44                   17,910.12                  17,977.00
 3/31/2014               19,359.16                 17,953.44                   17,788.04                  18,024.00
 4/30/2014               18,818.84                 17,499.85                   17,098.20                  17,318.00
 5/31/2014               18,869.63                 17,611.64                   17,235.21                  17,421.00
 6/30/2014               19,759.28                 18,415.70                   18,152.24                  18,146.00
 7/31/2014               18,673.58                 17,387.15                   17,053.51                  17,167.00
 8/31/2014               19,475.60                 18,149.69                   17,899.11                  17,892.00
 9/30/2014               18,430.20                 17,146.26                   16,816.32                  16,998.00
10/31/2014               19,736.55                 18,083.93                   17,924.84                  17,892.00
11/30/2014               19,682.30                 18,109.53                   17,940.90                  18,005.00
12/31/2014               20,244.76                 18,462.99                   18,452.22                  18,416.00
 1/31/2015               19,537.29                 17,799.21                   17,858.68                  17,668.00
 2/28/2015               20,715.28                 18,862.50                   18,918.89                  18,996.00
 3/31/2015               21,047.24                 19,155.58                   19,248.48                  19,164.00
 4/30/2015               20,557.84                 18,786.25                   18,757.59                  18,869.00
 5/31/2015               20,872.79                 19,044.22                   19,185.83                  19,164.00
 6/30/2015               21,087.59                 19,132.89                   19,329.50                  19,407.00
 7/31/2015               20,908.93                 18,937.86                   19,104.85                  18,859.00
 8/31/2015               19,826.52                 17,947.76                   17,904.29                  17,794.00
 9/30/2015               19,132.83                 17,200.35                   17,025.85                  16,866.00
10/31/2015               20,299.11                 18,209.53                   17,985.09                  17,963.00
11/30/2015               20,842.80                 18,647.00                   18,570.12                  18,395.00
12/31/2015               19,845.41                 17,682.81                   17,637.72                  17,466.00
 1/31/2016               18,621.38                 16,494.53                   16,086.76                  16,119.00
 2/29/2016               18,829.44                 16,615.66                   16,086.04                  16,258.00
 3/31/2016               20,372.94                 17,952.12                   17,369.89                  17,569.00
 4/30/2016               20,612.16                 18,179.57                   17,642.50                  17,742.00
 5/31/2016               20,954.02                 18,512.39                   18,039.90                  17,937.00
 6/30/2016               21,081.23                 18,458.61                   18,028.53                  17,661.00
 7/31/2016               22,154.39                 19,363.69                   19,104.95                  18,754.00
 8/31/2016               22,454.91                 19,640.30                   19,442.81                  19,088.00
 9/30/2016               22,599.32                 19,721.73                   19,659.36                  19,065.00
10/31/2016               21,587.85                 19,021.13                   18,724.76                  18,191.00
11/30/2016               24,297.02                 21,062.15                   20,812.80                  20,181.00
12/31/2016               25,115.51                 21,668.04                   21,395.96                  20,805.00
 1/31/2017               25,015.60                 21,759.90                   21,480.36                  20,933.00
 2/28/2017               25,413.82                 22,135.69                   21,894.90                  21,050.00
 3/31/2017               25,382.72                 22,134.29                   21,923.55                  20,968.00
 4/30/2017               25,611.75                 22,351.39                   22,163.98                  21,085.00
 5/31/2017               25,067.31                 21,972.06                   21,713.07                  20,642.00
 6/30/2017               25,817.23                 22,512.81                   22,463.66                  21,062.00
 7/31/2017               26,067.30                 22,696.43                   22,630.55                  21,178.00

                                   [END CHART]

                       Data from 7/31/08 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the S&P SmallCap 600 Index, Lipper Small-Cap Core Funds Index, and Russell 2000 Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Small-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA SMALL CAP STOCK FUND

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/17 o
                                (% of Net Assets)

First Midwest Bancorp, Inc. ..............................................  1.3%
Albany International Corp. "A" ...........................................  1.2%
Belden, Inc. .............................................................  1.0%
ABIOMED, Inc. ............................................................  1.0%
Hancock Holding Co. ......................................................  0.9%
Mueller Industries, Inc. .................................................  0.9%
TriMas Corp. .............................................................  0.9%
International Bancshares Corp. ...........................................  0.9%
Diebold, Inc. ............................................................  0.9%
Greif, Inc. "A" ..........................................................  0.8%

                        o SECTOR ALLOCATION* - 7/31/17 o

                          [CHART OF SECTOR ALLOCATION]

INDUSTRIALS                                                                22.9%
FINANCIALS                                                                 18.5%
INFORMATION TECHNOLOGY                                                     18.4%
HEALTH CARE                                                                11.5%
CONSUMER DISCRETIONARY                                                      5.4%
MATERIALS                                                                   4.8%
REAL ESTATE                                                                 4.4%
CONSUMER STAPLES                                                            3.5%
ENERGY                                                                      3.4%
UTILITIES                                                                   1.9%
TELECOMMUNICATION SERVICES                                                  0.9%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 15-31.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                                NUMBER OF SHARES VOTING
---------------------------------------------------------------------------------
TRUSTEES                                    FOR                    VOTES WITHHELD
---------------------------------------------------------------------------------
Daniel S. McNamara                     9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.                 9,714,117,381                 352,502,522
Jefferson C. Boyce                     9,717,710,105                 348,909,798
Dawn M. Hawley                         9,714,577,808                 352,042,095
Paul L. McNamara                       9,668,206,065                 398,413,838
Richard Y. Newton III                  9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.              9,715,801,431                 350,818,472
Michael F. Reimherr                    9,711,558,498                 355,061,405

================================================================================

12  | USAA SMALL CAP STOCK FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

     DIVIDEND RECEIVED               LONG-TERM
   DEDUCTION (CORPORATE            CAPITAL GAIN         QUALIFIED INTEREST
     SHAREHOLDERS)(1)             DISTRIBUTIONS(2)            INCOME
   -----------------------------------------------------------------------
         44.12%                     $20,180,000              $90,000
   -----------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SMALL CAP STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Small Cap Stock Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Small Cap Stock Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

14  | USAA SMALL CAP STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              EQUITY SECURITIES (95.6%)

              COMMON STOCKS (95.6%)

              CONSUMER DISCRETIONARY (5.4%)
              ----------------------------
              APPAREL RETAIL (0.3%)
    220,584   Cato Corp. "A"                                                        $    3,752
    273,870   Stage Stores, Inc.(a)                                                        545
                                                                                    ----------
                                                                                         4,297
                                                                                    ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
     48,400   Perry Ellis International, Inc.*                                             951
                                                                                    ----------
              AUTO PARTS & EQUIPMENT (0.1%)
    148,761   Modine Manufacturing Co.*                                                  2,417
                                                                                    ----------
              AUTOMOBILE MANUFACTURERS (0.1%)
      8,080   Thor Industries, Inc.                                                        851
                                                                                    ----------
              AUTOMOTIVE RETAIL (1.3%)
    130,600   Group 1 Automotive, Inc.                                                   7,777
     52,890   Lithia Motors, Inc. "A"                                                    5,461
     96,000   Murphy USA, Inc.*                                                          7,270
                                                                                    ----------
                                                                                        20,508
                                                                                    ----------
              BROADCASTING (0.5%)
      1,010   Gray Television, Inc.*                                                        15
    117,570   Nexstar Broadcasting Group, Inc. "A"                                       7,689
                                                                                    ----------
                                                                                         7,704
                                                                                    ----------
              CASINOS & GAMING (0.1%)
        320   Boyd Gaming Corp.                                                              8
     54,100   MGM Resorts International                                                  1,781
        320   Red Rock Resorts, Inc. "A"                                                     8
                                                                                    ----------
                                                                                         1,797
                                                                                    ----------
              CONSUMER ELECTRONICS (0.0%)
      2,970   ZAGG, Inc.*                                                                   25
                                                                                    ----------
              EDUCATION SERVICES (0.4%)
     11,210   Bright Horizons Family Solutions, Inc.*                                      886
     37,000   Chegg, Inc.*                                                                 512

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
     14,500   Grand Canyon Education, Inc.*                                         $    1,067
     40,700   K12, Inc.*                                                                   721
     80,640   Laureate Education, Inc. "A"*                                              1,373
     14,300   Strayer Education, Inc.                                                    1,124
                                                                                    ----------
                                                                                         5,683
                                                                                    ----------
              GENERAL MERCHANDISE STORES (0.2%)
    522,070   Fred's, Inc. "A"(a)                                                        3,535
                                                                                    ----------
              HOMEBUILDING (0.6%)
     19,700   CalAtlantic Group, Inc.                                                      691
     74,900   KB Home                                                                    1,717
     56,700   M/I Homes, Inc.*                                                           1,471
    455,500   TRI Pointe Group, Inc.*                                                    6,058
                                                                                    ----------
                                                                                         9,937
                                                                                    ----------
              HOMEFURNISHING RETAIL (0.1%)
     24,200   Aaron's, Inc.                                                              1,120
                                                                                    ----------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
     20,200   Marcus Corp.                                                                 549
      6,800   Royal Caribbean Cruises Ltd.                                                 769
                                                                                    ----------
                                                                                         1,318
                                                                                    ----------
              HOUSEHOLD APPLIANCES (0.5%)
     43,110   Helen of Troy Ltd.*                                                        4,344
     74,063   SodaStream International Ltd.*                                             4,171
                                                                                    ----------
                                                                                         8,515
                                                                                    ----------
              INTERNET & DIRECT MARKETING RETAIL (0.1%)
      6,600   Expedia, Inc.                                                              1,033
                                                                                    ----------
              LEISURE FACILITIES (0.1%)
     11,000   Vail Resorts, Inc.                                                         2,318
                                                                                    ----------
              MOVIES & ENTERTAINMENT (0.2%)
    115,139   IMAX Corp.*                                                                2,464
                                                                                    ----------
              RESTAURANTS (0.5%)
    190,000   Brinker International, Inc.                                                6,739
     21,910   Chuy's Holdings, Inc.*                                                       516
     46,916   Kona Grill, Inc.*(a)                                                         125
                                                                                    ----------
                                                                                         7,380
                                                                                    ----------
              SPECIALTY STORES (0.1%)
    210,400   Office Depot, Inc.                                                         1,235
                                                                                    ----------
              Total Consumer Discretionary                                              83,088
                                                                                    ----------

================================================================================

16  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              CONSUMER STAPLES (3.5%)
              ----------------------
              AGRICULTURAL PRODUCTS (0.1%)
     20,800   Fresh Del Monte Produce, Inc.                                         $    1,071
                                                                                    ----------
              DISTILLERS & VINTNERS (0.4%)
  1,833,243   C&C Group plc                                                              6,641
                                                                                    ----------
              FOOD DISTRIBUTORS (0.9%)
    140,000   Andersons, Inc.                                                            4,823
    218,000   United Natural Foods, Inc.*                                                8,399
                                                                                    ----------
                                                                                        13,222
                                                                                    ----------
              FOOD RETAIL (0.4%)
    729,100   Smart & Final Stores, Inc.*(a)                                             6,270
                                                                                    ----------
              HOUSEHOLD PRODUCTS (0.5%)
     58,000   Central Garden & Pet Co. "A"*                                              1,784
    140,000   Energizer Holdings, Inc.                                                   6,450
                                                                                    ----------
                                                                                         8,234
                                                                                    ----------
              PACKAGED FOODS & MEAT (1.2%)
      7,040   Calavo Growers, Inc.                                                         521
    223,242   Cranswick plc                                                              8,548
    440,000   Dean Foods Co.                                                             6,600
     28,560   Freshpet, Inc.*                                                              487
     51,300   Omega Protein Corp.                                                          821
     15,900   Sanderson Farms, Inc.                                                      2,079
                                                                                    ----------
                                                                                        19,056
                                                                                    ----------
              Total Consumer Staples                                                    54,494
                                                                                    ----------
              ENERGY (3.4%)
              ------------
              OIL & GAS EQUIPMENT & SERVICES (1.6%)
     55,800   Archrock, Inc.                                                               611
    173,186   Enservco Corp.*(a)                                                            58
    239,599   Era Group, Inc.*                                                           2,099
    195,100   McDermott International, Inc.*                                             1,321
    232,000   Oil States International, Inc.*                                            5,765
    129,729   SEACOR Holdings, Inc.*                                                     4,423
    151,085   SEACOR Marine Holdings, Inc.*                                              2,203
    637,000   Superior Energy Services, Inc.*                                            6,854
    312,822   Tesco Corp.*                                                               1,439
                                                                                    ----------
                                                                                        24,773
                                                                                    ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.3%)
    201,100   Abraxas Petroleum Corp.*                                                     358
    674,000   Callon Petroleum Co.*                                                      7,630

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
     70,910   Carrizo Oil & Gas, Inc.*                                              $    1,117
      9,300   Diamondback Energy, Inc.*                                                    892
    274,503   Resolute Energy Corp.*(a)                                                  9,322
     57,200   Ultra Petroleum Corp.*                                                       589
                                                                                    ----------
                                                                                        19,908
                                                                                    ----------
              OIL & GAS REFINING & MARKETING (0.0%)
     75,900   Pacific Ethanol, Inc.*                                                       474
                                                                                    ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
    396,020   Dorian LPG Ltd.*                                                           2,851
  1,325,890   Scorpio Tankers, Inc.                                                      4,919
                                                                                    ----------
                                                                                         7,770
                                                                                    ----------
              Total Energy                                                              52,925
                                                                                    ----------
              FINANCIALS (18.5%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
      5,220   Affiliated Managers Group, Inc.                                              970
    221,988   Safeguard Scientifics, Inc.*                                               2,641
    249,277   Solar Capital Ltd.                                                         5,447
                                                                                    ----------
                                                                                         9,058
                                                                                    ----------
              CONSUMER FINANCE (0.2%)
     83,411   PRA Group, Inc.*                                                           3,270
                                                                                    ----------
              FINANCIAL EXCHANGES & DATA (0.3%)
     23,620   MarketAxess Holdings, Inc.                                                 4,792
                                                                                    ----------
              INVESTMENT BANKING & BROKERAGE (0.2%)
    187,450   BGC Partners, Inc. "A"                                                     2,364
                                                                                    ----------
              LIFE & HEALTH INSURANCE (0.3%)
     62,200   American Equity Investment Life Holding Co.                                1,666
    165,100   Genworth Financial, Inc. "A"*                                                566
    122,800   Trupanion, Inc.*(a)                                                        2,925
                                                                                    ----------
                                                                                         5,157
                                                                                    ----------
              MULTI-LINE INSURANCE (0.5%)
    187,000   Kemper Corp.                                                               7,340
                                                                                    ----------
              PROPERTY & CASUALTY INSURANCE (0.7%)
    134,431   James River Group Holdings                                                 5,399
     92,350   Kinsale Capital Group, Inc.                                                3,594
    115,934   State National Companies, Inc.                                             2,421
                                                                                    ----------
                                                                                        11,414
                                                                                    ----------
              REGIONAL BANKS (12.9%)
    129,750   1st Source Corp.                                                           6,371
    278,850   Banc of California, Inc.(a)                                                5,730

================================================================================

18  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
    139,000   Banner Corp.                                                          $    8,030
     51,900   Berkshire Hills Bancorp, Inc.                                              1,928
     43,600   Cathay General Bancorp                                                     1,633
     37,700   CenterState Banks of Florida, Inc.                                           942
    167,000   Chemical Financial Corp.                                                   8,048
     93,298   Customers Bancorp, Inc.*                                                   2,785
     41,300   Enterprise Financial Services Corp.                                        1,633
     72,800   FCB Financial Holdings, Inc. "A"*                                          3,433
     22,600   Financial Institutions, Inc.                                                 664
    311,022   First Busey Corp.                                                          9,094
     57,600   First Merchants Corp.                                                      2,329
    915,086   First Midwest Bancorp, Inc.                                               20,324
    279,139   Flushing Financial Corp.                                                   7,964
    265,936   Great Western Bancorp, Inc.                                               10,374
    305,300   Hancock Holding Co.                                                       14,044
    300,000   Hilltop Holdings, Inc.                                                     7,509
    450,000   Hope Bancorp, Inc.                                                         7,934
    376,850   International Bancshares Corp.                                            13,340
    203,000   LegacyTexas Financial Group                                                7,860
    277,850   MB Financial, Inc.                                                        11,364
    138,400   Pacific Premier Bancorp, Inc.*                                             4,969
     27,400   Peapack-Gladstone Financial Corp.                                            857
      7,800   Popular, Inc.                                                                329
     15,900   Preferred Bank                                                               893
     37,900   Synovus Financial Corp.                                                    1,648
    507,000   TCF Financial Corp.                                                        7,990
     81,020   Texas Capital Bancshares, Inc.*                                            6,348
    532,100   Umpqua Holdings Corp.                                                      9,865
     41,800   Union Bankshares Corp.                                                     1,291
    357,800   United Community Banks, Inc.                                               9,933
     98,900   Valley National Bancorp                                                    1,175
     15,300   Wintrust Financial Corp.                                                   1,152
                                                                                    ----------
                                                                                       199,783
                                                                                    ----------
              REITs - MORTGAGE (0.6%)
     87,000   Anworth Mortgage Asset Corp.                                                 524
     63,200   Apollo Commercial Real Estate Finance, Inc.                                1,139
     52,500   Cherry Hill Mortgage Investment Corp.                                      1,007
     80,400   Chimera Investment Corp.                                                   1,513
     96,000   CYS Investments, Inc.                                                        817
     57,100   Ellington Residential Mortgage                                               847
     99,300   Invesco Mortgage Capital                                                   1,651
    133,100   New Residential Investment Corp.                                           2,263
                                                                                    ----------
                                                                                         9,761
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              THRIFTS & MORTGAGE FINANCE (2.2%)
     74,300   Dime Community Bancorp, Inc.                                          $    1,545
     30,500   Farmer Mac "C"                                                             2,091
     14,400   First Defiance Financial Corp.                                               745
     63,100   Flagstar Bancorp, Inc.*                                                    2,055
     36,100   Impac Mortgage Holdings, Inc.*(a)                                            531
     37,066   LendingTree, Inc.*                                                         8,177
     25,400   Meta Financial Group, Inc.                                                 1,811
    226,100   MGIC Investment Corp.*                                                     2,639
    726,010   Northwest Bancshares, Inc.                                                11,689
     37,700   PennyMac Financial Services, Inc. "A"*                                       656
     18,400   Radian Group, Inc.                                                           320
     36,200   Walker & Dunlop, Inc.*                                                     1,819
                                                                                    ----------
                                                                                        34,078
                                                                                    ----------
              Total Financials                                                         287,017
                                                                                    ----------
              HEALTH CARE (11.5%)
              ------------------
              BIOTECHNOLOGY (2.6%)
     73,880   Acceleron Pharma, Inc.*                                                    2,375
    296,375   Acorda Therapeutics, Inc.*                                                 6,417
     67,540   Alkermes plc*                                                              3,675
     10,400   AMAG Pharmaceuticals, Inc.*                                                  204
    569,000   Array BioPharma, Inc.*                                                     4,273
     85,500   Crispr Therapeutics AG*                                                    1,495
     78,300   Editas Medicine, Inc.*(a)                                                  1,325
     47,800   Enanta Pharmaceuticals, Inc.*                                              1,822
    243,300   Exact Sciences Corp.*                                                      9,440
     92,700   Intellia Therapeutics, Inc.*(a)                                            1,561
    184,400   Ironwood Pharmaceuticals, Inc.*                                            3,273
     30,740   Ligand Pharmaceuticals, Inc.*                                              3,717
    151,800   Sangamo Biosciences, Inc.*                                                 1,305
                                                                                    ----------
                                                                                        40,882
                                                                                    ----------
              HEALTH CARE DISTRIBUTORS (0.1%)
     38,400   PharMerica Corp.*                                                            966
                                                                                    ----------
              HEALTH CARE EQUIPMENT (2.3%)
    106,910   ABIOMED, Inc.*                                                            15,832
    113,700   Cardiovascular Systems, Inc.*                                              3,587
     30,610   CONMED Corp.                                                               1,571
     39,820   DexCom, Inc.*                                                              2,653
    282,100   Invacare Corp.                                                             4,415
    100,340   Natus Medical, Inc.*                                                       3,532
    162,500   Oxford Immunotec Global plc*                                               2,730

================================================================================

20  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
     44,000   Tactile Systems Technology, Inc.*                                     $    1,300
                                                                                    ----------
                                                                                        35,620
                                                                                    ----------
              HEALTH CARE FACILITIES (0.2%)
     52,800   Acadia Healthcare Co., Inc.*(a)                                            2,795
     49,000   Ensign Group, Inc.                                                         1,096
                                                                                    ----------
                                                                                         3,891
                                                                                    ----------
              HEALTH CARE SERVICES (0.4%)
    129,668   CorVel Corp.*                                                              6,166
      7,830   Fulgent Genetics, Inc.*                                                       49
                                                                                    ----------
                                                                                         6,215
                                                                                    ----------
              HEALTH CARE SUPPLIES (1.4%)
    238,100   Haemonetics Corp.*                                                         9,793
     34,572   ICU Medical, Inc.*                                                         5,943
     60,530   Spectranetics Corp.*                                                       2,330
     34,200   West Pharmaceutical Services, Inc.                                         3,034
                                                                                    ----------
                                                                                        21,100
                                                                                    ----------
              HEALTH CARE TECHNOLOGY (1.7%)
    774,198   Allscripts Healthcare Solutions, Inc.*                                     9,530
    323,110   Evolent Health, Inc. "A"*                                                  7,981
    418,000   HMS Holdings Corp.*                                                        8,393
     15,100   Veeva Systems, Inc. "A"*                                                     963
                                                                                    ----------
                                                                                        26,867
                                                                                    ----------
              LIFE SCIENCES TOOLS & SERVICES (1.2%)
      6,900   Agilent Technologies, Inc.                                                   412
     17,950   Bio-Rad Laboratories, Inc. "A"*                                            4,230
    285,000   Bruker Corp.                                                               8,174
     16,000   Charles River Laboratories International, Inc.*                            1,571
    126,852   Harvard Bioscience, Inc.*                                                    355
    381,186   NeoGenomics, Inc.*                                                         3,602
                                                                                    ----------
                                                                                        18,344
                                                                                    ----------
              MANAGED HEALTH CARE (0.5%)
    113,000   Molina Healthcare, Inc.*                                                   7,548
     21,300   Triple-S Management Corp. "B"*                                               330
                                                                                    ----------
                                                                                         7,878
                                                                                    ----------
              PHARMACEUTICALS (1.1%)
    131,580   Akcea Therapeutics, Inc.*                                                  1,894
     19,600   Jazz Pharmaceuticals plc*                                                  3,011
     27,590   Medicines Co.*                                                             1,061
    195,840   Nektar Therapeutics*                                                       4,275

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
     93,300   Pacira Pharmaceuticals, Inc.*                                         $    3,685
     51,360   Phibro Animal Health Corp. "A"                                             1,962
     29,180   Supernus Pharmaceuticals, Inc.*                                            1,180
                                                                                    ----------
                                                                                        17,068
                                                                                    ----------
              Total Health Care                                                        178,831
                                                                                    ----------
              INDUSTRIALS (22.9%)
              ------------------
              AEROSPACE & DEFENSE (1.0%)
    136,215   Axon Enterprise, Inc.*(a)                                                  3,349
    249,208   Cubic Corp.                                                               11,875
                                                                                    ----------
                                                                                        15,224
                                                                                    ----------
              AIR FREIGHT & LOGISTICS (1.0%)
     28,200   Atlas Air Worldwide Holdings, Inc.*                                        1,675
     59,010   Echo Global Logistics, Inc.*                                                 805
    119,500   Forward Air Corp.                                                          6,194
    218,000   Hub Group, Inc. "A"*                                                       7,423
                                                                                    ----------
                                                                                        16,097
                                                                                    ----------
              AIRLINES (0.2%)
     39,114   Hawaiian Holdings, Inc.*                                                   1,619
     51,700   SkyWest, Inc.                                                              1,887
                                                                                    ----------
                                                                                         3,506
                                                                                    ----------
              BUILDING PRODUCTS (0.8%)
     31,600   Apogee Enterprises, Inc.                                                   1,646
  2,041,853   Tyman plc                                                                  9,510
     11,100   Universal Forest Products, Inc.                                              931
                                                                                    ----------
                                                                                        12,087
                                                                                    ----------
              COMMERCIAL PRINTING (0.2%)
     37,600   Brady Corp. "A"                                                            1,248
     71,900   InnerWorkings, Inc.*                                                         848
     22,800   Quad Graphics, Inc.                                                          512
                                                                                    ----------
                                                                                         2,608
                                                                                    ----------
              CONSTRUCTION & ENGINEERING (1.2%)
     17,600   EMCOR Group, Inc.                                                          1,188
    473,000   KBR, Inc.                                                                  7,057
    318,900   Primoris Services Corp.                                                    7,947
     66,200   Tutor Perini Corp.*                                                        1,761
                                                                                    ----------
                                                                                        17,953
                                                                                    ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.9%)
     50,500   Commercial Vehicle Group, Inc.*                                              443
     96,977   Douglas Dynamics, Inc.                                                     3,084

================================================================================

22  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
    453,000   Federal Signal Corp.                                                  $    8,381
    118,600   Meritor, Inc.*                                                             2,049
                                                                                    ----------
                                                                                        13,957
                                                                                    ----------
              DIVERSIFIED SUPPORT SERVICES (1.5%)
    159,841   Matthews International Corp. "A"                                          10,478
    103,225   Mobile Mini, Inc.                                                          3,180
    284,000   Ritchie Bros. Auctioneers, Inc.                                            8,017
     12,600   VSE Corp.                                                                    653
                                                                                    ----------
                                                                                        22,328
                                                                                    ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (1.5%)
    105,700   EnerSys                                                                    7,639
    208,000   Generac Holdings, Inc.*                                                    7,482
    421,910   Thermon Group Holdings, Inc.*                                              7,539
                                                                                    ----------
                                                                                        22,660
                                                                                    ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.7%)
      1,630   Hudson Technologies, Inc.*                                                    13
    341,647   SP Plus Corp.*                                                            11,172
                                                                                    ----------
                                                                                        11,185
                                                                                    ----------
              HEAVY ELECTRICAL EQUIPMENT (0.2%)
    312,797   Babcock & Wilcox Enterprises, Inc.*                                        3,284
                                                                                    ----------

              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.3%)
     41,500   Kelly Services, Inc. "A"                                                     924
     37,000   TrueBlue, Inc.*                                                              946
     48,989   WageWorks, Inc.*                                                           3,194
                                                                                    ----------
                                                                                         5,064
                                                                                    ----------
              INDUSTRIAL MACHINERY (6.4%)
    359,795   Albany International Corp. "A"                                            19,249
    121,880   CIRCOR International, Inc.                                                 6,101
      1,500   DMC Global, Inc.                                                              21
    189,287   ESCO Technologies, Inc.                                                   11,679
     18,400   Gardner Denver Holdings, Inc.*                                               423
     50,900   Global Brass & Copper Holdings, Inc.                                       1,631
    144,239   Kennametal, Inc.                                                           5,322
    561,478   Kornit Digital Ltd.*(a)                                                   11,623
    374,596   Luxfer Holdings plc ADR                                                    4,757
    441,000   Mueller Industries, Inc.                                                  13,892
     61,300   NN, Inc.                                                                   1,698
     44,500   Proto Labs, Inc.*                                                          3,289
     35,214   RBC Bearings, Inc.*                                                        3,639
     41,350   Tennant Co.                                                                3,124

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
    549,164   TriMas Corp.*                                                         $   13,372
                                                                                    ----------
                                                                                        99,820
                                                                                    ----------
              OFFICE SERVICES & SUPPLIES (1.6%)
    810,700   ACCO Brands Corp.*                                                         9,445
    344,750   Essendant, Inc.                                                            4,302
    374,000   Interface, Inc.                                                            7,087
    336,520   Steelcase, Inc. "A"                                                        4,594
                                                                                    ----------
                                                                                        25,428
                                                                                    ----------
              RAILROADS (0.2%)
     56,600   Genesee & Wyoming, Inc. "A"*                                               3,688
                                                                                    ----------
              RESEARCH & CONSULTING SERVICES (1.8%)
    106,637   CBIZ, Inc.*                                                                1,583
    272,430   FTI Consulting, Inc.*                                                      8,938
    168,680   Huron Consulting Group, Inc.*                                              5,988
     87,460   ICF International, Inc.*                                                   3,958
    314,286   Mistras Group, Inc.*                                                       6,333
     30,400   Navigant Consulting, Inc.*                                                   515
                                                                                    ----------
                                                                                        27,315
                                                                                    ----------
              TRADING COMPANIES & DISTRIBUTORS (3.4%)
    214,000   Air Lease Corp.                                                            8,470
    367,000   Aircastle Ltd.                                                             8,639
    160,000   Beacon Roofing Supply, Inc.*                                               7,349
    330,000   BMC Stock Holdings, Inc.*                                                  7,260
    140,470   GATX Corp.(a)                                                              8,685
     68,313   Kaman Corp.                                                                3,492
     30,800   Neff Corp. "A"*                                                              647
    109,810   Rush Enterprises, Inc. "A"*                                                4,736
    121,920   Titan Machinery, Inc.*                                                     2,177
     36,800   Triton International Ltd.                                                  1,327
     12,700   Veritiv Corp.*                                                               472
                                                                                    ----------
                                                                                        53,254
                                                                                    ----------
              Total Industrials                                                        355,458
                                                                                    ----------
              INFORMATION TECHNOLOGY (18.4%)
              -----------------------------
              APPLICATION SOFTWARE (1.5%)
     27,923   BroadSoft, Inc.*                                                           1,230
     37,900   Cadence Design Systems, Inc.*                                              1,398
    165,970   Callidus Software, Inc.*                                                   4,033
      4,780   Ebix, Inc.                                                                   276
     43,939   Guidewire Software, Inc.*                                                  3,171
      8,390   Hubspot, Inc.*                                                               607

================================================================================

24  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
     18,130   Monotype Imaging Holdings, Inc.                                       $      342
      8,250   Paycom Software, Inc.*                                                       578
     10,100   Paylocity Holding Corp.*                                                     459
     93,028   PROS Holdings, Inc.*                                                       2,682
     38,100   PTC, Inc.*                                                                 2,103
     12,050   Tyler Technologies, Inc.*                                                  2,070
     16,172   Ultimate Software Group, Inc.*                                             3,650
     16,090   Zendesk, Inc.*                                                               472
                                                                                    ----------
                                                                                        23,071
                                                                                    ----------
              COMMUNICATIONS EQUIPMENT (0.9%)
    575,090   Aerohive Networks, Inc.*                                                   2,709
    249,320   Extreme Networks, Inc.*                                                    2,191
     97,800   Finisar Corp.*                                                             2,662
    260,300   Infinera Corp.*                                                            3,053
    122,865   RADWARE Ltd.*                                                              2,128
    160,400   Viavi Solutions, Inc.*                                                     1,760
                                                                                    ----------
                                                                                        14,503
                                                                                    ----------
              DATA PROCESSING & OUTSOURCED SERVICES (2.2%)
    230,000   Cardtronics plc "A"*                                                       7,199
     67,702   Euronet Worldwide, Inc.*                                                   6,541
    100,600   Everi Holdings, Inc.*                                                        750
    593,000   Travelport Worldwide Ltd.                                                  8,480
    320,466   WNS Holdings Ltd. ADR*                                                    11,072
                                                                                    ----------
                                                                                        34,042
                                                                                    ----------
              ELECTRONIC COMPONENTS (1.1%)
    223,260   Belden, Inc.                                                              16,061
     14,500   Rogers Corp.*                                                              1,711
                                                                                    ----------
                                                                                        17,772
                                                                                    ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.7%)
     32,800   OSI Systems, Inc.*                                                         2,623
    430,000   VeriFone Systems, Inc.*                                                    8,389
                                                                                    ----------
                                                                                        11,012
                                                                                    ----------
              ELECTRONIC MANUFACTURING SERVICES (1.0%)
     44,500   Benchmark Electronics, Inc.*                                               1,497
     53,000   Celestica, Inc.*                                                             630
    274,510   CTS Corp.                                                                  6,039
     22,350   IPG Photonics Corp.*                                                       3,412
     56,200   Sanmina Corp.*                                                             2,015
     97,200   TTM Technologies, Inc.*                                                    1,689
                                                                                    ----------
                                                                                        15,282
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              INTERNET SOFTWARE & SERVICES (2.1%)
     74,676   2U, Inc.*                                                             $    3,864
    106,490   Amber Road, Inc.*                                                            998
    168,640   Apptio, Inc. "A"*                                                          2,993
     40,100   Blucora, Inc.*                                                               898
     12,701   CoStar Group, Inc.*                                                        3,500
     67,250   GTT Communications, Inc.*                                                  2,054
     17,590   Instructure, Inc.*                                                           569
     33,310   Liquidity Services, Inc.*                                                    227
    180,350   LivePerson, Inc.*                                                          2,444
     38,640   Mimecast Ltd.*                                                             1,084
     26,920   Mindbody, Inc. "A"*                                                          699
    117,700   Nutanix, Inc. "A", acquired 8/25/2014 - 9/30/2016; cost $2,029*(a)         2,501
    105,500   Pandora Media, Inc.*(a)                                                      944
      5,640   Shopify, Inc. "A"*                                                           521
     25,151   SPS Commerce, Inc.*                                                        1,454
     19,750   Stamps.com, Inc.*                                                          2,925
     70,890   Trivago NV ADR*(a)                                                         1,508
     59,100   Twilio, Inc. "A"*(a)                                                       1,724
     18,170   Wix.com Ltd.*                                                              1,121
                                                                                    ----------
                                                                                        32,028
                                                                                    ----------
              IT CONSULTING & OTHER SERVICES (1.2%)
     14,000   EPAM Systems, Inc.*                                                        1,203
    231,129   Forrester Research, Inc.                                                   9,430
     55,200   Hackett Group, Inc.                                                          906
    176,800   Perficient, Inc.*                                                          3,324
     91,518   Virtusa Corp.*                                                             3,034
                                                                                    ----------
                                                                                        17,897
                                                                                    ----------
              SEMICONDUCTOR EQUIPMENT (1.9%)
     28,600   Advanced Energy Industries, Inc.*                                          2,075
    358,552   Brooks Automation, Inc.                                                    8,806
     15,100   Cabot Microelectronics Corp.                                               1,119
     77,100   Kulicke & Soffa Industries, Inc.*                                          1,661
      8,300   MKS Instruments, Inc.                                                        694
    118,800   PDF Solutions, Inc.*                                                       1,907
    113,000   Rudolph Technologies, Inc.*                                                2,797
     95,600   Teradyne, Inc.                                                             3,307
     84,900   Ultra Clean Holdings, Inc.*                                                1,991
    179,000   Xperi Corp.                                                                5,236
                                                                                    ----------
                                                                                        29,593
                                                                                    ----------
              SEMICONDUCTORS (2.2%)
     54,500   Ceva, Inc.*                                                                2,521
     20,950   Impinj, Inc.*(a)                                                           1,029

================================================================================

26  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
     47,796   Inphi Corp.*                                                          $    1,835
     74,150   Mellanox Technologies Ltd.*                                                3,481
     78,300   Microsemi Corp.*                                                           4,078
     16,300   Monolithic Power Systems, Inc.                                             1,668
     22,400   Power Integrations, Inc.                                                   1,583
    643,000   Rambus, Inc.*                                                              8,288
     24,842   Silicon Laboratories, Inc.*                                                1,866
    154,000   Synaptics, Inc.*                                                           8,102
                                                                                    ----------
                                                                                        34,451
                                                                                    ----------
              SYSTEMS SOFTWARE (1.3%)
      9,270   Appian Corp.*(a)                                                             181
     46,400   CyberArk Software Ltd.*                                                    1,934
     79,766   Gigamon, Inc.*                                                             3,171
     42,500   Imperva, Inc.*                                                             1,915
     28,620   Proofpoint, Inc.*                                                          2,440
     89,800   Qualys, Inc.*                                                              3,605
    128,100   Rapid7, Inc.*                                                              1,946
     44,800   Red Hat, Inc.*                                                             4,429
                                                                                    ----------
                                                                                        19,621
                                                                                    ----------
              TECHNOLOGY DISTRIBUTORS (0.6%)
     57,100   Insight Enterprises, Inc.*                                                 2,314
     36,200   PC Connection, Inc.                                                          934
     27,100   PC Mall, Inc.*                                                               335
    134,770   ScanSource, Inc.*                                                          5,337
                                                                                    ----------
                                                                                         8,920
                                                                                    ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.7%)
    568,980   Diebold, Inc.(a)                                                          13,314
    178,610   Pure Storage, Inc. "A"*(a)                                                 2,156
    419,100   Super Micro Computer, Inc.*                                               11,253
                                                                                    ----------
                                                                                        26,723
                                                                                    ----------
              Total Information Technology                                             284,915
                                                                                    ----------
              MATERIALS (4.8%)
              ----------------
              COMMODITY CHEMICALS (0.8%)
    432,000   Calgon Carbon Corp.                                                        6,912
    189,640   Orion Engineered Carbons S.A.                                              3,982
     20,200   Trinseo S.A.                                                               1,420
                                                                                    ----------
                                                                                        12,314
                                                                                    ----------
              CONSTRUCTION MATERIALS (0.1%)
      5,550   Martin Marietta Materials, Inc.                                            1,257
                                                                                    ----------
              DIVERSIFIED CHEMICALS (0.1%)
     82,900   Huntsman Corp.                                                             2,207
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              FOREST PRODUCTS (0.7%)
    125,360   Deltic Timber Corp.                                                   $    9,042
     53,400   Louisiana-Pacific Corp.*                                                   1,341
                                                                                    ----------
                                                                                        10,383
                                                                                    ----------
              METAL & GLASS CONTAINERS (0.9%)
    217,030   Greif, Inc. "A"                                                           12,173
     72,100   Owens-Illinois, Inc.*                                                      1,723
                                                                                    ----------
                                                                                        13,896
                                                                                    ----------
              PAPER PRODUCTS (0.9%)
     74,300   Neenah Paper, Inc.                                                         5,937
    209,800   Schweitzer-Mauduit International, Inc.                                     8,060
                                                                                    ----------
                                                                                        13,997
                                                                                    ----------
              SPECIALTY CHEMICALS (1.2%)
     10,600   Innospec, Inc.                                                               661
      8,100   KMG Chemicals, Inc.                                                          410
     81,832   Omnova Solutions, Inc.*                                                      769
     24,809   Quaker Chemical Corp.                                                      3,520
     49,200   Rayonier Advanced Materials, Inc.(a)                                         734
    155,414   Sensient Technologies Corp.                                               11,557
      6,500   Stepan Co.                                                                   534
                                                                                    ----------
                                                                                        18,185
                                                                                    ----------
              STEEL (0.1%)
    113,400   Cliffs Natural Resources, Inc.*                                              876
     36,300   Olympic Steel, Inc.                                                          620
     36,800   Ryerson Holding Corp.*                                                       318
                                                                                    ----------
                                                                                         1,814
                                                                                    ----------
              Total Materials                                                           74,053
                                                                                    ----------
              REAL ESTATE (4.4%)
              -----------------
              REITs - DIVERSIFIED (0.1%)
     51,000   Select Income                                                              1,197
                                                                                    ----------
              REITs - HOTEL & RESORT (1.2%)
     57,522   Ashford Hospitality Prime, Inc.                                              596
    494,574   DiamondRock Hospitality Co.                                                5,777
     14,300   RLJ Lodging Trust                                                            302
    529,190   Summit Hotel Properties, Inc.                                              9,488
     40,600   Sunstone Hotel Investors, Inc.                                               661
     77,400   Xenia Hotels & Resorts, Inc.                                               1,573
                                                                                    ----------
                                                                                        18,397
                                                                                    ----------
              REITs - INDUSTRIAL (0.1%)
     84,100   STAG Industrial, Inc.                                                      2,295
                                                                                    ----------

================================================================================

28  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              REITs - OFFICE (0.5%)
    207,570   Corporate Office Properties Trust                                     $    6,910
     30,000   Mack-Cali Realty Corp.                                                       787
                                                                                    ----------
                                                                                         7,697
                                                                                    ----------
              REITs - RESIDENTIAL (1.0%)
    172,966   Education Realty Trust, Inc.                                               6,495
     13,100   Nexpoint Residential Trust, Inc.                                             329
    227,000   Starwood Waypoint Homes                                                    7,936
                                                                                    ----------
                                                                                        14,760
                                                                                    ----------
              REITs - RETAIL (1.2%)
    371,000   Kite Realty Group Trust                                                    7,617
    629,700   Ramco-Gershenson Properties Trust                                          8,873
    219,200   Washington Prime Group, Inc.                                               1,977
                                                                                    ----------
                                                                                        18,467
                                                                                    ----------
              REITs - SPECIALIZED (0.3%)
     40,200   InfraREIT, Inc.                                                              904
     82,049   QTS Realty Trust, Inc. "A"                                                 4,387
                                                                                    ----------
                                                                                         5,291
                                                                                    ----------
              Total Real Estate                                                         68,104
                                                                                    ----------
              TELECOMMUNICATION SERVICES (0.9%)
              --------------------------------
              ALTERNATIVE CARRIERS (0.4%)
     70,020   Cogent Communications Holdings, Inc.                                       2,924
    382,950   Vonage Holdings Corp.*                                                     2,531
                                                                                    ----------
                                                                                         5,455
                                                                                    ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    300,000   Telephone & Data Systems, Inc.                                             8,529
                                                                                    ----------
              Total Telecommunication Services                                          13,984
                                                                                    ----------
              UTILITIES (1.9%)
              ---------------
              ELECTRIC UTILITIES (0.7%)
     16,200   ALLETE, Inc.                                                               1,187
    250,000   PNM Resources, Inc.                                                        9,963
      8,400   Portland General Electric Co.                                                375
                                                                                    ----------
                                                                                        11,525
                                                                                    ----------
              GAS UTILITIES (0.9%)
    110,170   New Jersey Resources Corp.                                                 4,643
     10,700   ONE Gas, Inc.                                                                779
    110,620   Spire, Inc.                                                                8,031
                                                                                    ----------
                                                                                        13,453
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
    293,600   Vistra Energy Corp.                                                   $    4,824
                                                                                    ----------
              Total Utilities                                                           29,802
                                                                                    ----------
              Total Common Stocks (cost: $1,200,696)                                 1,482,671
                                                                                    ----------

              RIGHTS (0.0%)

              HEALTH CARE (0.0%)
              ------------------
              PHARMACEUTICALS (0.0%)
    133,709   NuPathe, Inc.*(b),(c)(cost: $81)                                               -
                                                                                    ----------
              Total Equity Securities (cost: $1,200,777)                             1,482,671
                                                                                    ----------

              MONEY MARKET INSTRUMENTS (4.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (4.3%)
 67,015,350   State Street Institutional Treasury Money Market
                Fund Premier Class, 0.92% (d) (cost: $67,015)                           67,015
                                                                                    ----------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
              FROM SECURITIES LOANED (3.3%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.3%)
     75,133   Federated Government Obligations Fund Institutional Class, 0.86%(d)           75
  9,288,993   Goldman Sachs Financial Square Government Fund Institutional
                Class, 0.91%(d)                                                          9,289
 41,423,634   Invesco Government & Agency Portfolio Institutional Class, 0.93%(d)       41,424
    391,763   Morgan Stanley Institutional Liquidity Funds Government Portfolio
                Institutional Class, 0.88%(d)                                              392
     50,902   Western Asset Institutional Government Reserves Institutional
                Class, 0.90%(d)                                                             51
                                                                                    ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $51,231)                                       51,231
                                                                                    ----------

              TOTAL INVESTMENTS (COST: $1,319,023)                                  $1,600,917
                                                                                    ----------

================================================================================

30  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
($ IN 000s)                           VALUATION HIERARCHY
----------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1      LEVEL 2      LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $1,482,671           $-           $-      $1,482,671
  Rights                                           -            -            -               -
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                        67,015            -            -          67,015
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                        51,231            -            -          51,231
----------------------------------------------------------------------------------------------
Total                                     $1,600,917           $-           $-      $1,600,917
----------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through July 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 6.1% of net assets at July
    31, 2017.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

================================================================================

32  | USAA SMALL CAP STOCK FUND

================================================================================

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of July 31, 2017.

    (b) Security deemed illiquid by the USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board).

    (c) Security was fair valued at July 31, 2017, by the Manager in accordance with valuation procedures approved by the Board.

    (d) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $49,188) (cost of $1,319,023)                     $1,600,917
   Receivables:
       Capital shares sold                                                          2,761
       Dividends and interest                                                         412
       Securities sold                                                             10,813
       Other                                                                           91
                                                                               ----------
          Total assets                                                          1,614,994
                                                                               ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                            51,231
       Securities purchased                                                        10,914
       Capital shares redeemed                                                      1,015
   Accrued management fees                                                            935
   Accrued transfer agent's fees                                                       28
   Other accrued expenses and payables                                                142
                                                                               ----------
          Total liabilities                                                        64,265
                                                                               ----------
              Net assets applicable to capital shares outstanding              $1,550,729
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,143,847
   Accumulated undistributed net investment income                                  2,532
   Accumulated net realized gain on investments                                   122,455
   Net unrealized appreciation of investments                                     281,894
   Net unrealized appreciation of foreign currency translations                         1
                                                                               ----------
              Net assets applicable to capital shares outstanding              $1,550,729
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $658,038/36,517
          capital shares outstanding, no par value)                            $    18.02
                                                                               ==========
       Institutional Shares (net assets of $892,691/49,152
          capital shares outstanding, no par value)                            $    18.16
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

34  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $4)                      $ 21,982
   Interest                                                                  279
   Securities lending (net)                                                  370
                                                                        --------
       Total income                                                       22,631
                                                                        --------
EXPENSES
   Management fees                                                        10,845
   Administration and servicing fees:
       Fund Shares                                                           949
       Institutional Shares                                                  883
   Transfer agent's fees:
       Fund Shares                                                         1,110
       Institutional Shares                                                  883
   Custody and accounting fees:
       Fund Shares                                                           110
       Institutional Shares                                                  142
   Postage:
       Fund Shares                                                           103
       Institutional Shares                                                   84
   Shareholder reporting fees:
       Fund Shares                                                            35
       Institutional Shares                                                   10
   Trustees' fees                                                             32
   Registration fees:
       Fund Shares                                                            33
       Institutional Shares                                                   24
   Professional fees                                                         134
   Other                                                                      32
                                                                        --------
            Total expenses                                                15,409
   Expenses paid indirectly:
       Fund Shares                                                           (22)
       Institutional Shares                                                  (31)
                                                                        --------
            Net expenses                                                  15,356
                                                                        --------
NET INVESTMENT INCOME                                                      7,275
                                                                        --------

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                      $153,428
       Foreign currency transactions                                          (1)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                        25,803
       Foreign currency translations                                           2
                                                                        --------
           Net realized and unrealized gain                              179,232
                                                                        --------
   Increase in net assets resulting from operations                     $186,507
                                                                        ========

See accompanying notes to financial statements.

================================================================================

36  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

------------------------------------------------------------------------------------------
                                                                      2017            2016
------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $    7,275      $    3,636
   Net realized gain on investments                                153,428          20,135
   Net realized loss on foreign currency transactions                   (1)             (2)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                   25,803         (18,901)
      Foreign currency translations                                      2              (1)
                                                                --------------------------
      Increase in net assets resulting from operations             186,507           4,867
                                                                --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                   (1,247)         (2,353)
      Institutional Shares                                          (3,126)         (2,311)
                                                                --------------------------
           Total distributions of net investment income             (4,373)         (4,664)
                                                                --------------------------
   Net realized gains:
      Fund Shares                                                   (6,660)        (62,875)
      Institutional Shares                                          (9,660)        (43,424)
                                                                --------------------------
           Total distributions of net realized gains               (16,320)       (106,299)
                                                                --------------------------
      Distributions to shareholders                                (20,693)       (110,963)
                                                                --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                       5,234        (142,528)
   Institutional Shares                                            (90,944)        207,503
                                                                --------------------------
      Total net increase (decrease) in net assets
           from capital share transactions                         (85,710)         64,975
                                                                --------------------------
   Net increase (decrease) in net assets                            80,104         (41,121)

NET ASSETS
   Beginning of year                                             1,470,625       1,511,746
                                                                --------------------------
   End of year                                                  $1,550,729      $1,470,625
                                                                ==========================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of year                                                  $    2,532      $     (607)
                                                                ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Small Cap Stock Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Small Cap Stock Fund Shares (Fund Shares) and Small Cap Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

38  | USAA SMALL CAP STOCK FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

       value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

================================================================================

40  | USAA SMALL CAP STOCK FUND

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short- term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since

================================================================================

42  | USAA SMALL CAP STOCK FUND

================================================================================

    the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $22,000 and $31,000, respectively. Additionally, there were no custodian and other bank credits.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $11,000, which represents 2.0% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

================================================================================

44  | USAA SMALL CAP STOCK FUND

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, REIT return of capital dividend, REIT capital gain dividend, the utilization of earnings and profits distributed to shareholders on redemption of shares and passive foreign investment company adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase accumulated undistributed net investment income by $237,000, decrease accumulated net realized gain on investments by $10,294,000, and increase in paid in capital by $10,057,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                              2017                     2016
                                          --------------------------------------
Ordinary income*                          $10,570,000               $  4,664,000
Long-term realized capital gain            10,123,000                106,299,000
                                          -----------               ------------
   Total distributions paid               $20,693,000               $110,963,000
                                          ===========               ============

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                        42,633,000
Undistributed long-term capital gains                                 95,687,000
Unrealized appreciation of investments                               268,562,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

At July 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $772,429,000 and $863,112,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $1,332,356,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $331,668,000 and $63,107,000, respectively, resulting in net unrealized appreciation of $268,561,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be

================================================================================

46  | USAA SMALL CAP STOCK FUND

================================================================================

less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $370,000, which is net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having a fair market value of approximately $49,188,000, and the value of the cash collateral received was $51,231,000.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED               YEAR ENDED
                                        JULY 31, 2017            JULY 31, 2016
    -----------------------------------------------------------------------------
                                    SHARES        AMOUNT      SHARES       AMOUNT
                                   ----------------------------------------------
    FUND SHARES:
    Shares sold                      6,058     $ 106,001       6,196    $  96,523
    Shares issued from
      reinvested dividends             435         7,810       4,205       64,678
    Shares redeemed                 (6,243)     (108,577)    (21,151)    (303,729)
                                   ----------------------------------------------
    Net increase (decrease) from
      capital share transactions       250     $   5,234     (10,750)    (142,528)
                                   ==============================================
    INSTITUTIONAL SHARES:
    Shares sold                      9,526     $ 167,844      26,710    $ 376,976
    Shares issued from
      reinvested dividends             708        12,787       2,952       45,726
    Shares redeemed                (15,335)     (271,575)    (13,229)    (215,199)
                                   ----------------------------------------------
    Net increase (decrease) from
      capital share transactions    (5,101)    $ (90,944)     16,433    $ 207,503
                                   ==============================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category.

    The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE
RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
(IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
-------------------------------------------------------------------
+/- 100 to 400                              +/- 4
+/- 401 to 700                              +/- 5
+/- 701 and greater                         +/- 6

(1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

48  | USAA SMALL CAP STOCK FUND

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $10,845,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(281,000) and $(242,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.04%) and (0.03%), respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Cambiar Investors, LLC (Cambiar), ClariVest Asset Management LLC (ClariVest) (such agreement effective May 16, 2017), Granahan Investment Management, Inc. (GIMI), and Wellington Management Company LLP (Wellington Management), under which Cambiar, ClariVest, GIMI, and Wellington Management, each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager). Prior to May 16, 2017, Cambiar, GIMI, and Wellington Management were the only subadvisors of the Fund.

    The Manager (not the Fund) pays Cambiar a subadvisory fee in the annual amount of 0.67% of the Fund's average net assets for the first $300 million in assets that Cambiar manages, plus 0.65% of the Fund's average net assets over $300 million that Cambiar manages. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Cambiar of $3,367,000.

    The Manager (not the Fund) pays ClariVest a subadvisory fee in the annual amount of 0.48% of the Fund's average net assets for the first $125 million

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    in assets that ClariVest manages; 0.46% of the Fund's average net assets on the next $125 million in assets that ClariVest manages; and 0.44% of the Fund's average net assets over $250 million that ClariVest manages. For the period May 16, 2017, through July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to ClariVest of $164,000.

    The Manager (not the Fund) pays GIMI a subadvisory fee in the annual amount of 0.55% of the Fund's average net assets for the first $300 million in assets that GIMI manages, plus 0.52% of the Fund's average net assets over $300 million that GIMI manages. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to GIMI of $2,084,000.

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average net assets for the first $300 million in assets that Wellington Management manages, plus 0.65% of the Fund's average net assets over $300 million that Wellington Management manages. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management of $3,971,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2017, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $949,000 and $883,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $36,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

50  | USAA SMALL CAP STOCK FUND

================================================================================

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2017, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,110,000 and $883,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
------------------------------------------------------------------------------
Cornerstone Conservative                                              0.2
Cornerstone Equity                                                    0.8
Target Retirement Income                                              0.2
Target Retirement 2020                                                0.7
Target Retirement 2030                                                2.0
Target Retirement 2040                                                2.8
Target Retirement 2050                                                1.7
Target Retirement 2060                                                0.2

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

52  | USAA SMALL CAP STOCK FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED JULY 31,
                                 -------------------------------------------------------------------
                                     2017           2016           2015          2014           2013
                                 -------------------------------------------------------------------
Net asset value at beginning
  of period                      $  16.17       $  17.77       $  18.14      $  18.27       $  14.15
                                 -------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income (loss)        .08            .02            .02          (.01)           .05
  Net realized and unrealized
    gain (loss)                      1.99           (.22)          1.63          1.62           4.39
                                 -------------------------------------------------------------------
Total from investment
  operations                         2.07           (.20)          1.65          1.61           4.44
                                 -------------------------------------------------------------------
Less distributions from:
  Net investment income              (.03)          (.05)          (.02)            -           (.04)
  Realized capital gains             (.19)         (1.35)         (2.00)        (1.74)          (.28)
                                 -------------------------------------------------------------------
Total distributions                  (.22)         (1.40)         (2.02)        (1.74)          (.32)
                                 -------------------------------------------------------------------
Net asset value
  at end of period               $  18.02       $  16.17       $  17.77      $  18.14       $  18.27
                                 ===================================================================
Total return (%)*                   12.81           (.75)          9.67          8.68          31.94
Net assets at end
  of period (000)                $658,038       $586,438       $835,256      $709,753       $645,220
Ratios to average net assets:**
  Expenses (%)(a)                    1.09           1.15           1.15          1.14           1.25
  Net investment
    income (loss) (%)                 .42            .18            .06          (.03)           .03
Portfolio turnover (%)                 53             52             45            45             55

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $633,442,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                     (.00%)(+)      (.00%)(+)      (.01%)        (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED JULY 31,
                                 -------------------------------------------------------------------
                                     2017           2016           2015          2014           2013
                                 -------------------------------------------------------------------
Net asset value at beginning
  of period                      $  16.30       $  17.89       $  18.24      $  18.34       $  14.24
                                 -------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income               .09            .07            .05           .03            .04(a)
  Net realized and unrealized
    gain (loss)                      2.02           (.24)          1.65          1.61           4.46(a)
                                 -------------------------------------------------------------------
Total from investment
  operations                         2.11           (.17)          1.70          1.64           4.50(a)
                                 -------------------------------------------------------------------
Less distributions from:
  Net investment income              (.06)          (.07)          (.05)            -           (.12)
  Realized capital gains             (.19)         (1.35)         (2.00)        (1.74)          (.28)
                                 -------------------------------------------------------------------
Total distributions                  (.25)         (1.42)         (2.05)        (1.74)          (.40)
                                 -------------------------------------------------------------------
Net asset value at
  end of period                  $  18.16       $  16.30       $  17.89      $  18.24       $  18.34
                                 ===================================================================
Total return (%)*                   12.92           (.55)          9.85          8.81          32.31
Net assets at end of
  period (000)                   $892,691       $884,187       $676,490      $661,910       $601,624
Ratios to average net assets:**
  Expenses (%)(b)                     .97            .99            .99           .99           1.00
  Net investment
    income (%)                        .52            .35            .22           .12            .23
Portfolio turnover (%)                 53             52             45            45             55

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $882,863,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

54  | USAA SMALL CAP STOCK FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE         FEBRUARY 1, 2017 -
                                        FEBRUARY 1, 2017         JULY 31, 2017           JULY 31, 2017
                                        -----------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00              $1,011.20                  $5.39

Hypothetical
  (5% return before expenses)                1,000.00               1,019.44                   5.41

INSTITUTIONAL SHARES
Actual                                       1,000.00               1,011.70                   4.79

Hypothetical
  (5% return before expenses)                1,000.00               1,020.03                   4.81

*Expenses are equal to the annualized expense ratio of 1.08% for Fund Shares and 0.96% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.12% for Fund Shares and 1.17% for Institutional Shares for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

56  | USAA SMALL CAP STOCK FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements between the Manager and Wellington Management, Cambiar, and GIMI with respect to the Fund. The Board, including the Independent Trustees also approved the new Subadvisory Agreement with ClariVest with respect to the Fund (together with Wellington Management, Cambiar, and GIMI, the Subadvisers).

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory

================================================================================

                                                        ADVISORY AGREEMENT |  57

================================================================================

Agreements with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight

================================================================================

58  | USAA SMALL CAP STOCK FUND

================================================================================

of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of its senior personnel, as well as current staffing levels. The Board considered the Manager's effectiveness in monitoring the performance of the Subadvisers and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components

================================================================================

                                                        ADVISORY AGREEMENT |  59

================================================================================

(the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board took into account management's discussion of the Fund's expenses. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of management fees retained by the Manager after payment of the subadvisory fees.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, five-, and ten-year periods ended December 31, 2016. The Board took into account management's

================================================================================

60  | USAA SMALL CAP STOCK FUND

================================================================================

discussion of the Fund's performance, including the impact of market conditions on the Fund's performance. The Board also took into account management's proposal to add an additional subadviser in order to improve the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager also pays the subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current advisory fee structure was reasonable.

================================================================================

                                                        ADVISORY AGREEMENT |  61

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the

================================================================================

62  | USAA SMALL CAP STOCK FUND

================================================================================

investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance;
(ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's experience and resources in monitoring the performance, investment style,

================================================================================

                                                        ADVISORY AGREEMENT |  63

================================================================================

and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the discussion of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

64  | USAA SMALL CAP STOCK FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

66  | USAA SMALL CAP STOCK FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

68  | USAA SMALL CAP STOCK FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

70  | USAA SMALL CAP STOCK FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

72  | USAA SMALL CAP STOCK FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |  73

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40054-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SHORT-TERM BOND FUND]

  ===================================================================

    ANNUAL REPORT
    USAA SHORT-TERM BOND FUND
    FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES o R6 SHARES
    JULY 31, 2017

  ===================================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           7

SHAREHOLDER VOTING RESULTS                                                   22

FINANCIAL INFORMATION

    Distributions to Shareholders                                            23

    Report of Independent Registered
      Public Accounting Firm                                                 24

    Portfolio of Investments                                                 25

    Notes to Portfolio of Investments                                        49

    Financial Statements                                                     55

    Notes to Financial Statements                                            59

EXPENSE EXAMPLE                                                              79

ADVISORY AGREEMENT                                                           81

TRUSTEES' AND OFFICERS' INFORMATION                                          86

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA SHORT-TERM BOND FUND (THE FUND) SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. Although the Fund will invest primarily in investment-grade securities, the Fund also may invest up to 10% of its net assets in below investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. The Fund's 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    BRIAN W. SMITH, CFA, CPA                              KURT DAUM, JD*
    JULIANNE BASS, CFA                                    JOHN SPEAR, CFA*

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The market environment during the reporting period was favorable for corporate bonds. Credit spreads, which had widened in late 2015 and early 2016 amid commodity price weakness, tightened as commodity prices improved and investors sought higher-yielding securities. (Credit spreads are yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity.) The major market-moving event was the U.S. presidential election in November 2016, the results of which surprised many market participants. Investor expectations turned toward the possibility of tax cuts, regulatory reform, and the repeal of the Affordable Care Act. These initiatives were widely expected to increase cash flow for companies and individuals and boost economic growth. As a result, market sentiment became more bullish: U.S. Treasury yields increased, the stock market soared, and credit spreads continued to tighten. By the end of the reporting period, however, none of the market's expectations had been realized. U.S. Treasury yields softened slightly in response, though both the corporate bond and stock markets maintained their bullish tendency.

    U.S. economic growth appeared to slow during the reporting period. Real Gross Domestic Product (GDP), which accounts for inflation, grew 2.1% from June 2016 to June 2017, less than during calendar years 2014 and 2015 but slightly more than in calendar year 2016. Although the

*Effective November 4, 2016, John Spear and Kurt Daum began co-managing the
Fund.

================================================================================

2  | USAA SHORT-TERM BOND FUND

================================================================================

                          o U.S. TREASURY YIELD CURVE o

                      [CHART OF U.S. TREASURY YIELD CURVE]

                                                                  YIELD (CHANGE IN
MATURITY                  YIELD (MID CONVENTIONAL %)                 BASIS POINTS)
--------               -------------------------------            -----------------
                       7/29/16                 7/31/17
1M                      0.18                    0.982
3M                      0.256                   1.075
6M                      0.368                   1.134
1Y                      0.491                   1.215
2Y                      0.657                   1.352                   0.70
3Y                      0.749                   1.509                   0.76
5Y                      1.025                   1.837                   0.81
7Y                      1.289                   2.114
10Y                     1.454                   2.295                   0.84
30Y                     2.183                   2.901                   0.72

                                 [END CHART]

                       Source: Bloomberg Finance L.P.

    unemployment rate remained historically low, monthly payroll growth has averaged 184,000 for 2017, down from 187,000 in 2016, and 226,000 in 2015.
    Retail and auto sales weakened. Inflation, which had trended up earlier in 2017, dropped later in the reporting period, with the June 2017 reading at 1.6%, below the Federal Reserve's (the Fed) 2% target rate. Despite signs the economy was slowing and the seemingly low inflation risk, Fed policymakers said they would continue raising short-term interest rates, maintaining their forecast for a total of three interest rate increases in 2017. During the reporting period, the Fed increased the federal funds target rate a total of 75 basis points to a range between 1.00% and 1.25%. (A basis point is 1/100th of a percent.) The Fed also

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

               o BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX o

            [CHART OF BLOOMBERG BARCLAYS U.S. AGGREGATE CREDIT INDEX]

                         Average Option Adjusted Spread

                                                                       AVERAGE OPTION
                                                                       ADJUSTED SPREAD
12/31/2015                                                                  1.55
  1/4/2016                                                                  1.57
  1/5/2016                                                                  1.56
  1/6/2016                                                                  1.57
  1/7/2016                                                                  1.60
  1/8/2016                                                                  1.60
 1/11/2016                                                                  1.60
 1/12/2016                                                                  1.62
 1/13/2016                                                                  1.64
 1/14/2016                                                                  1.67
 1/15/2016                                                                  1.70
 1/19/2016                                                                  1.72
 1/20/2016                                                                  1.78
 1/21/2016                                                                  1.80
 1/22/2016                                                                  1.77
 1/25/2016                                                                  1.78
 1/26/2016                                                                  1.79
 1/27/2016                                                                  1.80
 1/28/2016                                                                  1.81
 1/29/2016                                                                  1.81
  2/1/2016                                                                  1.83
  2/2/2016                                                                  1.86
  2/3/2016                                                                  1.87
  2/4/2016                                                                  1.87
  2/5/2016                                                                  1.87
  2/8/2016                                                                  1.91
  2/9/2016                                                                  1.95
 2/10/2016                                                                  1.95
 2/11/2016                                                                  2.00
 2/12/2016                                                                  2.00
 2/16/2016                                                                  1.95
 2/17/2016                                                                  1.94
 2/18/2016                                                                  1.92
 2/19/2016                                                                  1.92
 2/22/2016                                                                  1.89
 2/23/2016                                                                  1.88
 2/24/2016                                                                  1.89
 2/25/2016                                                                  1.88
 2/26/2016                                                                  1.85
 2/29/2016                                                                  1.84
  3/1/2016                                                                  1.80
  3/2/2016                                                                  1.77
  3/3/2016                                                                  1.76
  3/4/2016                                                                  1.74
  3/7/2016                                                                  1.72
  3/8/2016                                                                  1.72
  3/9/2016                                                                  1.71
 3/10/2016                                                                  1.68
 3/11/2016                                                                  1.64
 3/14/2016                                                                  1.60
 3/15/2016                                                                  1.60
 3/16/2016                                                                  1.60
 3/17/2016                                                                  1.59
 3/18/2016                                                                  1.58
 3/21/2016                                                                  1.56
 3/22/2016                                                                  1.54
 3/23/2016                                                                  1.54
 3/24/2016                                                                  1.55
 3/28/2016                                                                  1.55
 3/29/2016                                                                  1.56
 3/30/2016                                                                  1.55
 3/31/2016                                                                  1.54
  4/1/2016                                                                  1.55
  4/4/2016                                                                  1.54
  4/5/2016                                                                  1.55
  4/6/2016                                                                  1.54
  4/7/2016                                                                  1.54
  4/8/2016                                                                  1.54
 4/11/2016                                                                  1.54
 4/12/2016                                                                  1.52
 4/13/2016                                                                  1.51
 4/14/2016                                                                  1.49
 4/15/2016                                                                  1.49
 4/18/2016                                                                  1.48
 4/19/2016                                                                  1.46
 4/20/2016                                                                  1.43
 4/21/2016                                                                  1.41
 4/22/2016                                                                  1.40
 4/25/2016                                                                  1.39
 4/26/2016                                                                  1.38
 4/27/2016                                                                  1.38
 4/28/2016                                                                  1.38
 4/29/2016                                                                  1.39
  5/2/2016                                                                  1.39
  5/3/2016                                                                  1.40
  5/4/2016                                                                  1.42
  5/5/2016                                                                  1.43
  5/6/2016                                                                  1.43
  5/9/2016                                                                  1.44
 5/10/2016                                                                  1.44
 5/11/2016                                                                  1.44
 5/12/2016                                                                  1.44
 5/13/2016                                                                  1.44
 5/16/2016                                                                  1.43
 5/17/2016                                                                  1.43
 5/18/2016                                                                  1.43
 5/19/2016                                                                  1.43
 5/20/2016                                                                  1.44
 5/23/2016                                                                  1.44
 5/24/2016                                                                  1.44
 5/25/2016                                                                  1.42
 5/26/2016                                                                  1.41
 5/27/2016                                                                  1.41
 5/31/2016                                                                  1.41
  6/1/2016                                                                  1.41
  6/2/2016                                                                  1.42
  6/3/2016                                                                  1.43
  6/6/2016                                                                  1.42
  6/7/2016                                                                  1.42
  6/8/2016                                                                  1.41
  6/9/2016                                                                  1.41
 6/10/2016                                                                  1.43
 6/13/2016                                                                  1.45
 6/14/2016                                                                  1.48
 6/15/2016                                                                  1.48
 6/16/2016                                                                  1.48
 6/17/2016                                                                  1.48
 6/20/2016                                                                  1.44
 6/21/2016                                                                  1.43
 6/22/2016                                                                  1.43
 6/23/2016                                                                  1.40
 6/24/2016                                                                  1.50
 6/27/2016                                                                  1.51
 6/28/2016                                                                  1.50
 6/29/2016                                                                  1.48
 6/30/2016                                                                  1.47
  7/1/2016                                                                  1.46
  7/5/2016                                                                  1.46
  7/6/2016                                                                  1.46
  7/7/2016                                                                  1.44
  7/8/2016                                                                  1.43
 7/11/2016                                                                  1.41
 7/12/2016                                                                  1.38
 7/13/2016                                                                  1.37
 7/14/2016                                                                  1.36
 7/15/2016                                                                  1.36
 7/18/2016                                                                  1.35
 7/19/2016                                                                  1.35
 7/20/2016                                                                  1.35
 7/21/2016                                                                  1.34
 7/22/2016                                                                  1.34
 7/25/2016                                                                  1.34
 7/26/2016                                                                  1.35
 7/27/2016                                                                  1.36
 7/28/2016                                                                  1.37
 7/29/2016                                                                  1.38
  8/1/2016                                                                  1.39
  8/2/2016                                                                  1.39
  8/3/2016                                                                  1.40
  8/4/2016                                                                  1.39
  8/5/2016                                                                  1.37
  8/8/2016                                                                  1.35
  8/9/2016                                                                  1.35
 8/10/2016                                                                  1.35
 8/11/2016                                                                  1.34
 8/12/2016                                                                  1.33
 8/15/2016                                                                  1.32
 8/16/2016                                                                  1.31
 8/17/2016                                                                  1.31
 8/18/2016                                                                  1.31
 8/19/2016                                                                  1.30
 8/22/2016                                                                  1.30
 8/23/2016                                                                  1.29
 8/24/2016                                                                  1.29
 8/25/2016                                                                  1.29
 8/26/2016                                                                  1.28
 8/29/2016                                                                  1.28
 8/30/2016                                                                  1.28
 8/31/2016                                                                  1.29
  9/1/2016                                                                  1.30
  9/2/2016                                                                  1.30
  9/6/2016                                                                  1.30
  9/7/2016                                                                  1.30
  9/8/2016                                                                  1.30
  9/9/2016                                                                  1.31
 9/12/2016                                                                  1.33
 9/13/2016                                                                  1.33
 9/14/2016                                                                  1.34
 9/15/2016                                                                  1.33
 9/16/2016                                                                  1.33
 9/19/2016                                                                  1.32
 9/20/2016                                                                  1.32
 9/21/2016                                                                  1.32
 9/22/2016                                                                  1.30
 9/23/2016                                                                  1.31
 9/26/2016                                                                  1.32
 9/27/2016                                                                  1.31
 9/28/2016                                                                  1.30
 9/29/2016                                                                  1.31
 9/30/2016                                                                  1.31
 10/3/2016                                                                  1.30
 10/4/2016                                                                  1.30
 10/5/2016                                                                  1.29
 10/6/2016                                                                  1.27
 10/7/2016                                                                  1.27
10/11/2016                                                                  1.26
10/12/2016                                                                  1.25
10/13/2016                                                                  1.25
10/14/2016                                                                  1.24
10/17/2016                                                                  1.24
10/18/2016                                                                  1.23
10/19/2016                                                                  1.23
10/20/2016                                                                  1.23
10/21/2016                                                                  1.23
10/24/2016                                                                  1.23
10/25/2016                                                                  1.23
10/26/2016                                                                  1.24
10/27/2016                                                                  1.24
10/28/2016                                                                  1.25
10/31/2016                                                                  1.25
 11/1/2016                                                                  1.27
 11/2/2016                                                                  1.28
 11/3/2016                                                                  1.28
 11/4/2016                                                                  1.29
 11/7/2016                                                                  1.27
 11/8/2016                                                                  1.26
 11/9/2016                                                                  1.25
11/10/2016                                                                  1.24
11/14/2016                                                                  1.25
11/15/2016                                                                  1.23
11/16/2016                                                                  1.23
11/17/2016                                                                  1.23
11/18/2016                                                                  1.25
11/21/2016                                                                  1.24
11/22/2016                                                                  1.24
11/23/2016                                                                  1.24
11/25/2016                                                                  1.25
11/28/2016                                                                  1.24
11/29/2016                                                                  1.24
11/30/2016                                                                  1.23
 12/1/2016                                                                  1.23
 12/2/2016                                                                  1.24
 12/5/2016                                                                  1.23
 12/6/2016                                                                  1.22
 12/7/2016                                                                  1.22
 12/8/2016                                                                  1.22
 12/9/2016                                                                  1.21
12/12/2016                                                                  1.21
12/13/2016                                                                  1.19
12/14/2016                                                                  1.19
12/15/2016                                                                  1.20
12/16/2016                                                                  1.19
12/19/2016                                                                  1.19
12/20/2016                                                                  1.18
12/21/2016                                                                  1.18
12/22/2016                                                                  1.18
12/23/2016                                                                  1.18
12/27/2016                                                                  1.17
12/28/2016                                                                  1.18
12/29/2016                                                                  1.18
12/30/2016                                                                  1.18
  1/3/2017                                                                  1.17
  1/4/2017                                                                  1.16
  1/5/2017                                                                  1.17
  1/6/2017                                                                  1.17
  1/9/2017                                                                  1.17
 1/10/2017                                                                  1.17
 1/11/2017                                                                  1.18
 1/12/2017                                                                  1.17
 1/13/2017                                                                  1.17
 1/17/2017                                                                  1.17
 1/18/2017                                                                  1.17
 1/19/2017                                                                  1.17
 1/20/2017                                                                  1.17
 1/23/2017                                                                  1.17
 1/24/2017                                                                  1.16
 1/25/2017                                                                  1.15
 1/26/2017                                                                  1.15
 1/27/2017                                                                  1.15
 1/30/2017                                                                  1.15
 1/31/2017                                                                  1.16
  2/1/2017                                                                  1.16
  2/2/2017                                                                  1.16
  2/3/2017                                                                  1.15
  2/6/2017                                                                  1.16
  2/7/2017                                                                  1.16
  2/8/2017                                                                  1.17
  2/9/2017                                                                  1.16
 2/10/2017                                                                  1.16
 2/13/2017                                                                  1.14
 2/14/2017                                                                  1.13
 2/15/2017                                                                  1.12
 2/16/2017                                                                  1.13
 2/17/2017                                                                  1.14
 2/21/2017                                                                  1.13
 2/22/2017                                                                  1.12
 2/23/2017                                                                  1.12
 2/24/2017                                                                  1.13
 2/27/2017                                                                  1.11
 2/28/2017                                                                   1.1
  3/1/2017                                                                  1.08
  3/2/2017                                                                  1.07
  3/3/2017                                                                  1.07
  3/6/2017                                                                  1.06
  3/7/2017                                                                  1.07
  3/8/2017                                                                  1.08
  3/9/2017                                                                   1.1
 3/10/2017                                                                   1.1
 3/13/2017                                                                   1.1
 3/14/2017                                                                  1.11
 3/15/2017                                                                  1.12
 3/16/2017                                                                   1.1
 3/17/2017                                                                  1.11
 3/20/2017                                                                  1.11
 3/21/2017                                                                  1.11
 3/22/2017                                                                  1.12
 3/23/2017                                                                  1.11
 3/24/2017                                                                  1.12
 3/27/2017                                                                  1.12
 3/28/2017                                                                  1.11
 3/29/2017                                                                  1.11
 3/30/2017                                                                  1.11
 3/31/2017                                                                  1.12
  4/3/2017                                                                  1.12
  4/4/2017                                                                  1.12
  4/5/2017                                                                  1.12
  4/6/2017                                                                  1.12
  4/7/2017                                                                  1.12
 4/10/2017                                                                  1.11
 4/11/2017                                                                  1.11
 4/12/2017                                                                  1.12
 4/13/2017                                                                  1.13
 4/17/2017                                                                  1.12
 4/18/2017                                                                  1.13
 4/19/2017                                                                  1.13
 4/20/2017                                                                  1.13
 4/21/2017                                                                  1.13
 4/24/2017                                                                  1.12
 4/25/2017                                                                  1.11
 4/26/2017                                                                  1.11
 4/27/2017                                                                   1.1
 4/28/2017                                                                   1.1
  5/1/2017                                                                   1.1
  5/2/2017                                                                   1.1
  5/3/2017                                                                   1.1
  5/4/2017                                                                  1.09
  5/5/2017                                                                  1.09
  5/8/2017                                                                  1.09
  5/9/2017                                                                  1.07
 5/10/2017                                                                  1.07
 5/11/2017                                                                  1.06
 5/12/2017                                                                  1.06
 5/15/2017                                                                  1.05
 5/16/2017                                                                  1.05
 5/17/2017                                                                  1.06
 5/18/2017                                                                  1.07
 5/19/2017                                                                  1.07
 5/22/2017                                                                  1.06
 5/23/2017                                                                  1.06
 5/24/2017                                                                  1.07
 5/25/2017                                                                  1.07
 5/26/2017                                                                  1.07
 5/30/2017                                                                  1.07
 5/31/2017                                                                  1.07
  6/1/2017                                                                  1.07
  6/2/2017                                                                  1.08
  6/5/2017                                                                  1.07
  6/6/2017                                                                  1.07
  6/7/2017                                                                  1.07
  6/8/2017                                                                  1.07
  6/9/2017                                                                  1.07
 6/12/2017                                                                  1.06
 6/13/2017                                                                  1.06
 6/14/2017                                                                  1.06
 6/15/2017                                                                  1.06
 6/16/2017                                                                  1.06
 6/19/2017                                                                  1.05
 6/20/2017                                                                  1.06
 6/21/2017                                                                  1.06
 6/22/2017                                                                  1.06
 6/23/2017                                                                  1.06
 6/26/2017                                                                  1.06
 6/27/2017                                                                  1.05
 6/28/2017                                                                  1.04
 6/29/2017                                                                  1.04
 6/30/2017                                                                  1.03
  7/3/2017                                                                  1.03
  7/5/2017                                                                  1.03
  7/6/2017                                                                  1.02
  7/7/2017                                                                  1.02
 7/10/2017                                                                  1.01
 7/11/2017                                                                  1.01
 7/12/2017                                                                  1.01
 7/13/2017                                                                  1.01
 7/14/2017                                                                  1.01
 7/17/2017                                                                     1
 7/18/2017                                                                     1
 7/19/2017                                                                  0.99
 7/20/2017                                                                  0.99
 7/21/2017                                                                  0.99
 7/24/2017                                                                  0.99
 7/25/2017                                                                  0.98
 7/26/2017                                                                  0.98
 7/27/2017                                                                  0.97
 7/28/2017                                                                  0.98
 7/31/2017                                                                  0.98

                                 [END CHART]

    said it would reduce the size of its balance sheet, probably later in 2017, by gradually decreasing the reinvestment of maturing holdings of U.S. Treasury securities and government-sponsored mortgage-backed securities.

    During the reporting period, U.S. Treasury yields rose across the curve. Two- and three-year U.S. Treasury yields rose 70 and 76 basis points, respectively, largely because of the Fed's interest rate increases. Five-, 10-, and 30-year U.S. Treasury yields climbed 81, 84, and 72 basis points, respectively. As yields rose, U.S. Treasury prices fell. For example, an investment in a five-year Treasury security generated a negative total return during the reporting period.

    Corporate bonds benefited from tighter credit spreads. During the reporting period, credit spreads on AA-bonds, A-rated bonds, BBB- bonds, and high-yield bonds decreased by 17, 33, 58, and 188 basis

================================================================================

4  | USAA SHORT-TERM BOND FUND

================================================================================

    points, respectively. The spread tightening helped provide corporate bond investors with positive total returns.

o HOW DID THE USAA SHORT-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has four share classes: Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares. For the reporting period ended July 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of 2.02%, 2.13%, and 1.82%, respectively. This compares to returns of 1.38% for the Bloomberg Barclays 1-3 Year Credit Index and 1.45% for the Lipper Short Investment Grade Debt Funds Index. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 1.89%, 2.00%, and 1.69%, respectively, compared to 1.63% for the Lipper Short Investment Grade Debt Funds Average. The R6 Shares commenced operations on December 1, 2016, and from that time through July 31, 2017, had a total return of 2.43%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    The Fund earned a positive total return during the reporting period, led by its coupon income as well as tighter corporate spreads, which were offset somewhat by the increase in U.S. Treasury yields. The Fund's corporate bonds drove its outperformance, primarily its investments in below-investment grade and BBB-rated bonds, which experienced the most spread tightening. The Fund's best-performing corporate bond holdings were within the midstream energy, airlines, independent oil and

    Refer to page 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    gas, chemicals, and metals and mining industries. Investments in bank loans and junior subordinated debt also added to results. Somewhat dampening performance were the Fund's positions in U.S. Treasury securities, mortgage-backed securities, municipal bonds, and cash. We continued to adhere to our disciplined investment approach, which is to seek to maintain an attractive yield with an acceptable level of risk.

    To identify attractive investment opportunities, we worked with our in-house team of analysts, continuing to build the Fund's portfolio bond-by-bond, through fundamental bottom-up analysis. During the reporting period, we found value primarily in corporate bonds, a variety of asset-backed securities, bank loans, and certain municipal bonds. We seek opportunities where our fundamental understanding of the credit risk is different than the market. This approach, we believe, will generate total returns that may outperform the Fund's Lipper peers over the long run, with less volatility. Our analysts review each security considered for purchase and assign their own independent credit rating. As always, they continuously monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

6  | USAA SHORT-TERM BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA SHORT-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USSBX)

--------------------------------------------------------------------------------
                                         7/31/17                   7/31/16
--------------------------------------------------------------------------------
Net Assets                            $1.3 Billion              $1.4 Billion
Net Asset Value Per Share                 $9.21                     $9.20
Dollar-Weighted Average
  Portfolio Maturity(+)                 2.4 Years                 2.3 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                         5 YEARS                         10 YEARS
    2.02%                           1.82%                            3.28%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/17           EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                1.77%                                      0.61%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JULY 31, 2017

--------------------------------------------------------------------------------
             TOTAL RETURN      =     DIVIDEND RETURN         +      PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS        3.28%          =          2.87%              +          0.41%
5 YEARS         1.82%          =          1.87%              +         -0.05%
1 YEAR          2.02%          =          1.91%              +          0.11%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JULY 31, 2008 - JULY 31, 2017

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                         TOTAL RETURN          DIVIDEND RETURN    CHANGE IN SHARE PRICE
7/31/2008                    4.26%                  4.71%                -0.45%
7/31/2009                    6.10%                  5.19%                 0.91%
7/31/2010                    7.52%                  3.92%                 3.60%
7/31/2011                    2.85%                  2.96%                -0.11%
7/31/2012                    3.21%                  2.78%                 0.43%
7/31/2013                    1.61%                  2.14%                -0.53%
7/31/2014                    2.28%                  1.84%                 0.44%
7/31/2015                    0.83%                  1.65%                -0.82%
7/31/2016                    2.34%                  1.79%                 0.55%
7/31/2017                    2.02%                  1.91%                 0.11%

                                 [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        USAA SHORT-         BLOOMBERG BARCLAYS         LIPPER SHORT
                         TERM BOND           1-3 YEAR CREDIT         INVESTMENT GRADE
                        FUND SHARES               INDEX              DEBT FUNDS INDEX
 7/31/2007              $10,000.00              $10,000.00              $10,000.00
 8/31/2007               10,054.00               10,042.14               10,012.24
 9/30/2007               10,124.00               10,121.03               10,096.65
10/31/2007               10,164.00               10,177.89               10,119.72
11/30/2007               10,287.00               10,276.10               10,212.16
12/31/2007               10,314.00               10,300.05               10,215.18
 1/31/2008               10,389.00               10,490.39               10,341.21
 2/29/2008               10,385.00               10,569.36               10,359.46
 3/31/2008               10,372.00               10,512.07               10,230.77
 4/30/2008               10,365.00               10,499.27               10,230.26
 5/31/2008               10,417.00               10,499.01               10,223.33
 6/30/2008               10,421.00               10,501.27               10,203.62
 7/31/2008               10,426.00               10,508.41               10,138.84
 8/31/2008               10,444.00               10,568.58               10,174.20
 9/30/2008               10,342.00               10,167.44                9,950.52
10/31/2008               10,076.00               10,024.90                9,757.33
11/30/2008               10,028.00               10,146.19                9,601.22
12/31/2008               10,050.00               10,331.31                9,744.23
 1/31/2009               10,142.00               10,521.04                9,841.17
 2/28/2009               10,200.00               10,435.79                9,866.01
 3/31/2009               10,339.00               10,465.40                9,857.91
 4/30/2009               10,495.00               10,701.01                9,982.86
 5/31/2009               10,748.00               10,917.82               10,155.54
 6/30/2009               10,868.00               11,039.37               10,233.47
 7/31/2009               11,066.00               11,183.74               10,367.96
 8/31/2009               11,195.00               11,296.24               10,490.54
 9/30/2009               11,314.00               11,379.82               10,582.97
10/31/2009               11,401.00               11,450.70               10,700.58
11/30/2009               11,496.00               11,549.70               10,727.71
12/31/2009               11,461.00               11,528.72               10,743.96
 1/31/2010               11,596.00               11,633.64               10,852.54
 2/28/2010               11,632.00               11,666.20               10,878.60
 3/31/2010               11,653.00               11,698.24               10,912.48
 4/30/2010               11,727.00               11,748.66               11,002.21
 5/31/2010               11,743.00               11,713.57               10,985.13
 6/30/2010               11,812.00               11,777.22               11,049.38
 7/31/2010               11,896.00               11,884.49               11,133.68
 8/31/2010               11,951.00               11,930.29               11,196.14
 9/30/2010               11,995.00               11,992.20               11,234.02
10/31/2010               12,037.00               12,042.44               11,282.11
11/30/2010               12,027.00               12,012.05               11,248.10
12/31/2010               12,006.00               12,007.61               11,232.61
 1/31/2011               12,045.00               12,052.10               11,262.41
 2/28/2011               12,062.00               12,073.78               11,292.05
 3/31/2011               12,065.00               12,076.83               11,295.10
 4/30/2011               12,147.00               12,159.03               11,364.13
 5/31/2011               12,187.00               12,208.05               11,412.03
 6/30/2011               12,191.00               12,205.26               11,395.56
 7/31/2011               12,234.00               12,255.76               11,452.48
 8/31/2011               12,224.00               12,223.98               11,394.48
 9/30/2011               12,215.00               12,174.27               11,375.90
10/31/2011               12,268.00               12,246.45               11,405.12
11/30/2011               12,271.00               12,191.07               11,365.92
12/31/2011               12,302.00               12,217.98               11,405.31
 1/31/2012               12,382.00               12,336.83               11,506.11
 2/29/2012               12,424.00               12,387.50               11,548.17
 3/31/2012               12,440.00               12,410.23               11,568.30
 4/30/2012               12,494.00               12,433.30               11,609.32
 5/31/2012               12,492.00               12,412.67               11,604.91
 6/30/2012               12,533.00               12,445.58               11,634.32
 7/31/2012               12,627.00               12,527.69               11,714.43
 8/31/2012               12,668.00               12,571.14               11,753.95
 9/30/2012               12,717.00               12,614.67               11,802.32
10/31/2012               12,769.00               12,644.80               11,826.92
11/30/2012               12,794.00               12,650.98               11,844.10
12/31/2012               12,804.00               12,668.57               11,856.94
 1/31/2013               12,824.00               12,686.16               11,867.75
 2/28/2013               12,862.00               12,710.45               11,893.61
 3/31/2013               12,898.00               12,721.77               11,905.44
 4/30/2013               12,949.00               12,757.21               11,942.99
 5/31/2013               12,888.00               12,742.76               11,901.46
 6/30/2013               12,782.00               12,699.31               11,812.97
 7/31/2013               12,830.00               12,748.50               11,850.46
 8/31/2013               12,811.00               12,742.93               11,831.39
 9/30/2013               12,871.00               12,790.82               11,883.26
10/31/2013               12,934.00               12,834.44               11,930.05
11/30/2013               12,956.00               12,865.35               11,953.06
12/31/2013               12,933.00               12,852.38               11,937.81
 1/31/2014               13,011.00               12,887.56               11,978.59
 2/28/2014               13,045.00               12,918.20               12,011.52
 3/31/2014               13,035.00               12,912.89               11,998.86
 4/30/2014               13,083.00               12,942.32               12,032.01
 5/31/2014               13,129.00               12,979.68               12,067.88
 6/30/2014               13,134.00               12,974.10               12,075.41
 7/31/2014               13,123.00               12,971.06               12,059.02
 8/31/2014               13,156.00               12,998.31               12,075.83
 9/30/2014               13,130.00               12,980.20               12,062.88
10/31/2014               13,164.00               13,015.55               12,085.63
11/30/2014               13,181.00               13,034.88               12,097.44
12/31/2014               13,149.00               12,995.70               12,056.45
 1/31/2015               13,196.00               13,063.27               12,107.34
 2/28/2015               13,200.00               13,060.13               12,116.67
 3/31/2015               13,231.00               13,087.12               12,141.39
 4/30/2015               13,235.00               13,109.76               12,158.53
 5/31/2015               13,254.00               13,123.08               12,168.97
 6/30/2015               13,230.00               13,102.10               12,150.05
 7/31/2015               13,233.00               13,110.46               12,156.95
 8/31/2015               13,207.00               13,094.09               12,136.48
 9/30/2015               13,225.00               13,133.53               12,145.14
10/31/2015               13,229.00               13,145.98               12,158.64
11/30/2015               13,204.00               13,133.01               12,144.98
12/31/2015               13,151.00               13,106.63               12,109.86
 1/31/2016               13,183.00               13,149.64               12,136.76
 2/29/2016               13,187.00               13,156.69               12,136.78
 3/31/2016               13,310.00               13,256.13               12,216.03
 4/30/2016               13,392.00               13,302.10               12,264.04
 5/31/2016               13,397.00               13,300.36               12,269.76
 6/30/2016               13,492.00               13,385.26               12,336.71
 7/31/2016               13,542.00               13,406.85               12,366.87
 8/31/2016               13,563.00               13,406.15               12,374.69
 9/30/2016               13,600.00               13,419.39               12,395.60
10/31/2016               13,606.00               13,422.26               12,397.92
11/30/2016               13,509.00               13,365.93               12,349.66
12/31/2016               13,546.00               13,383.17               12,363.02
 1/31/2017               13,596.00               13,420.61               12,394.13
 2/28/2017               13,632.00               13,459.53               12,424.96
 3/31/2017               13,640.00               13,470.15               12,438.39
 4/30/2017               13,706.00               13,505.07               12,470.05
 5/31/2017               13,757.00               13,536.94               12,502.58
 6/30/2017               13,765.00               13,542.77               12,510.27
 7/31/2017               13,816.00               13,591.53               12,546.24

                                 [END CHART]

                  Data from 7/31/07 through 7/31/17.

                  See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Shares to the following benchmarks:

o The unmanaged broad-based Bloomberg Barclays 1-3 Year Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years.

o The unmanaged Lipper Short Investment Grade Debt Funds Index tracks the total return performance of funds in the Lipper Short Investment Grade Debt Funds category.

================================================================================

10  | USAA SHORT-TERM BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                                LIPPER SHORT
                                   USAA SHORT-                   INVESTMENT
                                   TERM  BOND                    GRADE DEBT
                                   FUND SHARES                  FUNDS AVERAGE
7/31/2008                             4.68%                         4.48
7/31/2009                             4.84%                         3.88%
7/31/2010                             3.68%                         2.53%
7/31/2011                             2.92%                         2.10%
7/31/2012                             2.71%                         1.83%
7/31/2013                             2.14%                         1.47%
7/31/2014                             1.82%                         1.25%
7/31/2015                             1.66%                         1.47%
7/31/2016                             1.75%                         1.53%
7/31/2017                             1.89%                         1.62%

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/08 through 7/31/17.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA SHORT-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UISBX)

--------------------------------------------------------------------------------
                                           7/31/17                7/31/16
--------------------------------------------------------------------------------
Net Assets                              $2.0 Billion            $1.9 Billion
Net Asset Value Per Share                   $9.21                   $9.20

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
     1 YEAR                  5 YEARS                 SINCE INCEPTION 8/01/08
     2.13%                    1.94%                           3.35%

--------------------------------------------------------------------------------
     30-DAY SEC YIELD* AS OF 7/31/17           EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                 1.85%                                     0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

12  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                             USAA SHORT-                   BLOOMBERG                    LIPPER SHORT
                           TERM BOND FUND                 BARCLAYS 1-3                INVESTMENT GRADE
                            INSTITUTIONAL                 YEAR CREDIT                    DEBT FUNDS
                               SHARES                        INDEX                         INDEX
 7/31/2008                   $10,000.00                    $10,000.00                    $10,000.00
 8/31/2008                    10,016.00                     10,057.26                     10,034.87
 9/30/2008                     9,921.00                      9,675.52                      9,814.26
10/31/2008                     9,668.00                      9,539.88                      9,623.72
11/30/2008                     9,625.00                      9,655.31                      9,469.75
12/31/2008                     9,648.00                      9,831.46                      9,610.79
 1/31/2009                     9,740.00                     10,012.01                      9,706.41
 2/28/2009                     9,797.00                      9,930.90                      9,730.90
 3/31/2009                     9,934.00                      9,959.07                      9,722.91
 4/30/2009                    10,086.00                     10,183.28                      9,846.16
 5/31/2009                    10,331.00                     10,389.60                     10,016.47
 6/30/2009                    10,450.00                     10,505.27                     10,093.33
 7/31/2009                    10,643.00                     10,642.65                     10,225.98
 8/31/2009                    10,770.00                     10,749.71                     10,346.88
 9/30/2009                    10,886.00                     10,829.25                     10,438.05
10/31/2009                    10,973.00                     10,896.70                     10,554.05
11/30/2009                    11,066.00                     10,990.91                     10,580.81
12/31/2009                    11,034.00                     10,970.94                     10,596.84
 1/31/2010                    11,166.00                     11,070.79                     10,703.93
 2/28/2010                    11,202.00                     11,101.78                     10,729.63
 3/31/2010                    11,224.00                     11,132.27                     10,763.05
 4/30/2010                    11,298.00                     11,180.24                     10,851.55
 5/31/2010                    11,316.00                     11,146.85                     10,834.70
 6/30/2010                    11,385.00                     11,207.42                     10,898.07
 7/31/2010                    11,468.00                     11,309.50                     10,981.21
 8/31/2010                    11,524.00                     11,353.09                     11,042.82
 9/30/2010                    11,568.00                     11,412.00                     11,080.18
10/31/2010                    11,611.00                     11,459.81                     11,127.61
11/30/2010                    11,603.00                     11,430.89                     11,094.07
12/31/2010                    11,585.00                     11,426.67                     11,078.79
 1/31/2011                    11,626.00                     11,469.01                     11,108.19
 2/28/2011                    11,644.00                     11,489.64                     11,137.42
 3/31/2011                    11,649.00                     11,492.54                     11,140.42
 4/30/2011                    11,731.00                     11,570.76                     11,208.51
 5/31/2011                    11,772.00                     11,617.41                     11,255.76
 6/30/2011                    11,778.00                     11,614.76                     11,239.51
 7/31/2011                    11,822.00                     11,662.81                     11,295.65
 8/31/2011                    11,814.00                     11,632.57                     11,238.45
 9/30/2011                    11,807.00                     11,585.26                     11,220.12
10/31/2011                    11,860.00                     11,653.95                     11,248.94
11/30/2011                    11,865.00                     11,601.25                     11,210.27
12/31/2011                    11,896.00                     11,626.85                     11,249.13
 1/31/2012                    11,975.00                     11,739.96                     11,348.55
 2/29/2012                    12,018.00                     11,788.18                     11,390.04
 3/31/2012                    12,034.00                     11,809.81                     11,409.89
 4/30/2012                    12,088.00                     11,831.76                     11,450.34
 5/31/2012                    12,088.00                     11,812.13                     11,445.99
 6/30/2012                    12,129.00                     11,843.45                     11,475.00
 7/31/2012                    12,220.00                     11,921.58                     11,554.01
 8/31/2012                    12,261.00                     11,962.93                     11,592.99
 9/30/2012                    12,311.00                     12,004.36                     11,640.70
10/31/2012                    12,349.00                     12,033.03                     11,664.96
11/30/2012                    12,389.00                     12,038.91                     11,681.91
12/31/2012                    12,401.00                     12,055.65                     11,694.57
 1/31/2013                    12,409.00                     12,072.39                     11,705.23
 2/28/2013                    12,460.00                     12,095.50                     11,730.74
 3/31/2013                    12,484.00                     12,106.27                     11,742.41
 4/30/2013                    12,534.00                     12,140.00                     11,779.44
 5/31/2013                    12,490.00                     12,126.24                     11,738.48
 6/30/2013                    12,389.00                     12,084.90                     11,651.21
 7/31/2013                    12,424.00                     12,131.71                     11,688.18
 8/31/2013                    12,420.00                     12,126.41                     11,669.38
 9/30/2013                    12,480.00                     12,171.98                     11,720.53
10/31/2013                    12,528.00                     12,213.49                     11,766.68
11/30/2013                    12,565.00                     12,242.91                     11,789.38
12/31/2013                    12,545.00                     12,230.56                     11,774.33
 1/31/2014                    12,622.00                     12,264.04                     11,814.56
 2/28/2014                    12,657.00                     12,293.20                     11,847.04
 3/31/2014                    12,648.00                     12,288.15                     11,834.55
 4/30/2014                    12,696.00                     12,316.16                     11,867.25
 5/31/2014                    12,729.00                     12,351.70                     11,902.63
 6/30/2014                    12,748.00                     12,346.40                     11,910.06
 7/31/2014                    12,739.00                     12,343.50                     11,893.88
 8/31/2014                    12,772.00                     12,369.43                     11,910.47
 9/30/2014                    12,749.00                     12,352.20                     11,897.70
10/31/2014                    12,782.00                     12,385.84                     11,920.13
11/30/2014                    12,786.00                     12,404.24                     11,931.78
12/31/2014                    12,756.00                     12,366.95                     11,891.35
 1/31/2015                    12,817.00                     12,431.25                     11,941.54
 2/28/2015                    12,822.00                     12,428.26                     11,950.75
 3/31/2015                    12,854.00                     12,453.95                     11,975.12
 4/30/2015                    12,858.00                     12,475.49                     11,992.03
 5/31/2015                    12,878.00                     12,488.17                     12,002.33
 6/30/2015                    12,855.00                     12,468.20                     11,983.67
 7/31/2015                    12,860.00                     12,476.16                     11,990.48
 8/31/2015                    12,836.00                     12,460.58                     11,970.29
 9/30/2015                    12,855.00                     12,498.11                     11,978.83
10/31/2015                    12,846.00                     12,509.96                     11,992.14
11/30/2015                    12,836.00                     12,497.62                     11,978.67
12/31/2015                    12,786.00                     12,472.51                     11,944.03
 1/31/2016                    12,804.00                     12,513.44                     11,970.56
 2/29/2016                    12,810.00                     12,520.16                     11,970.58
 3/31/2016                    12,930.00                     12,614.78                     12,048.74
 4/30/2016                    13,010.00                     12,658.53                     12,096.10
 5/31/2016                    13,031.00                     12,656.87                     12,101.74
 6/30/2016                    13,110.00                     12,737.66                     12,167.77
 7/31/2016                    13,173.00                     12,758.21                     12,197.52
 8/31/2016                    13,195.00                     12,757.55                     12,205.23
 9/30/2016                    13,232.00                     12,770.14                     12,225.86
10/31/2016                    13,224.00                     12,772.88                     12,228.14
11/30/2016                    13,146.00                     12,719.27                     12,180.54
12/31/2016                    13,169.00                     12,735.67                     12,193.72
 1/31/2017                    13,218.00                     12,771.30                     12,224.40
 2/28/2017                    13,255.00                     12,808.34                     12,254.81
 3/31/2017                    13,279.00                     12,818.45                     12,268.06
 4/30/2017                    13,330.00                     12,851.67                     12,299.28
 5/31/2017                    13,395.00                     12,882.00                     12,331.37
 6/30/2017                    13,404.00                     12,887.55                     12,338.95
 7/31/2017                    13,454.00                     12,933.95                     12,374.43

                                   [END CHART]

                       Data from 7/31/08 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Bloomberg Barclays 1-3 Year Credit Index and the Lipper Short Investment Grade Debt Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                   USAA SHORT-                  LIPPER SHORT
                                  TERM BOND FUND              INVESTMENT GRADE
                                  INSTITUTIONAL                  DEBT FUNDS
                                     SHARES                    INDEX AVERAGE
7/31/2010                             3.91%                         2.53%
7/31/2011                             3.16%                         2.10%
7/31/2012                             2.86%                         1.83%
7/31/2013                             2.31%                         1.47%
7/31/2014                             1.96%                         1.25%
7/31/2015                             1.77%                         1.47%
7/31/2016                             1.85%                         1.53%
7/31/2017                             2.00%                         1.62%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/10 through 7/31/17.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

14  | USAA SHORT-TERM BOND FUND

================================================================================

USAA SHORT-TERM BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UASBX)

--------------------------------------------------------------------------------
                                        7/31/17                     7/31/16
--------------------------------------------------------------------------------
Net Assets                           $21.5 Million               $12.7 Million
Net Asset Value Per Share                $9.21                       $9.20

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                SINCE INCEPTION 8/01/08
    1.82%                     1.58%                          1.91%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 7/31/17            EXPENSE RATIO AS OF 7/31/16**
--------------------------------------------------------------------------------
                 1.62%                                      0.86%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Calculated as prescribed by the Securities and Exchange Commission.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                               BLOOMBERG                     USAA SHORT-                   LIPPER SHORT
                              BARCLAYS 1-3                    TERM BOND                     INVESTMENT
                              YEAR CREDIT                   FUND ADVISER                    GRADE DEBT
                                 INDEX                         SHARES                       FUNDS INDEX
 7/31/2010                     $10,000.00                    $10,000.00                     $10,000.00
 8/31/2010                      10,038.54                     10,044.00                      10,056.10
 9/30/2010                      10,090.63                     10,078.00                      10,090.12
10/31/2010                      10,132.90                     10,122.00                      10,133.32
11/30/2010                      10,107.33                     10,100.00                      10,102.77
12/31/2010                      10,103.60                     10,079.00                      10,088.86
 1/31/2011                      10,141.03                     10,121.00                      10,115.63
 2/28/2011                      10,159.28                     10,122.00                      10,142.25
 3/31/2011                      10,161.84                     10,133.00                      10,144.98
 4/30/2011                      10,231.00                     10,189.00                      10,206.99
 5/31/2011                      10,272.25                     10,231.00                      10,250.01
 6/30/2011                      10,269.91                     10,221.00                      10,235.21
 7/31/2011                      10,312.40                     10,255.00                      10,286.34
 8/31/2011                      10,285.66                     10,244.00                      10,234.25
 9/30/2011                      10,243.83                     10,235.00                      10,217.56
10/31/2011                      10,304.56                     10,277.00                      10,243.80
11/30/2011                      10,257.97                     10,277.00                      10,208.59
12/31/2011                      10,280.60                     10,301.00                      10,243.98
 1/31/2012                      10,380.61                     10,366.00                      10,334.51
 2/29/2012                      10,423.25                     10,399.00                      10,372.29
 3/31/2012                      10,442.37                     10,410.00                      10,390.37
 4/30/2012                      10,461.79                     10,453.00                      10,427.21
 5/31/2012                      10,444.42                     10,449.00                      10,423.25
 6/30/2012                      10,472.12                     10,481.00                      10,449.67
 7/31/2012                      10,541.21                     10,557.00                      10,521.62
 8/31/2012                      10,577.77                     10,588.00                      10,557.11
 9/30/2012                      10,614.40                     10,627.00                      10,600.56
10/31/2012                      10,639.75                     10,656.00                      10,622.65
11/30/2012                      10,644.95                     10,687.00                      10,638.09
12/31/2012                      10,659.75                     10,693.00                      10,649.62
 1/31/2013                      10,674.55                     10,696.00                      10,659.32
 2/28/2013                      10,694.99                     10,737.00                      10,682.55
 3/31/2013                      10,704.52                     10,753.00                      10,693.18
 4/30/2013                      10,734.33                     10,805.00                      10,726.90
 5/31/2013                      10,722.17                     10,751.00                      10,689.60
 6/30/2013                      10,685.61                     10,661.00                      10,610.13
 7/31/2013                      10,727.01                     10,699.00                      10,643.80
 8/31/2013                      10,722.32                     10,680.00                      10,626.67
 9/30/2013                      10,762.61                     10,728.00                      10,673.26
10/31/2013                      10,799.32                     10,778.00                      10,715.28
11/30/2013                      10,825.33                     10,794.00                      10,735.95
12/31/2013                      10,814.41                     10,773.00                      10,722.25
 1/31/2014                      10,844.01                     10,835.00                      10,758.88
 2/28/2014                      10,869.80                     10,862.00                      10,788.46
 3/31/2014                      10,865.33                     10,853.00                      10,777.09
 4/30/2014                      10,890.10                     10,893.00                      10,806.86
 5/31/2014                      10,921.53                     10,931.00                      10,839.08
 6/30/2014                      10,916.84                     10,932.00                      10,845.85
 7/31/2014                      10,914.27                     10,920.00                      10,831.12
 8/31/2014                      10,937.20                     10,945.00                      10,846.22
 9/30/2014                      10,921.97                     10,922.00                      10,834.59
10/31/2014                      10,951.71                     10,947.00                      10,855.02
11/30/2014                      10,967.98                     10,959.00                      10,865.63
12/31/2014                      10,935.01                     10,930.00                      10,828.81
 1/31/2015                      10,991.86                     10,967.00                      10,874.52
 2/28/2015                      10,989.22                     10,969.00                      10,882.90
 3/31/2015                      11,011.93                     10,993.00                      10,905.10
 4/30/2015                      11,030.98                     10,995.00                      10,920.50
 5/31/2015                      11,042.19                     11,008.00                      10,929.87
 6/30/2015                      11,024.54                     10,986.00                      10,912.88
 7/31/2015                      11,031.57                     10,986.00                      10,919.08
 8/31/2015                      11,017.80                     10,962.00                      10,900.69
 9/30/2015                      11,050.99                     10,974.00                      10,908.47
10/31/2015                      11,061.46                     10,976.00                      10,920.59
11/30/2015                      11,050.55                     10,953.00                      10,908.33
12/31/2015                      11,028.35                     10,907.00                      10,876.78
 1/31/2016                      11,064.54                     10,932.00                      10,900.95
 2/29/2016                      11,070.47                     10,933.00                      10,900.97
 3/31/2016                      11,154.14                     11,032.00                      10,972.14
 4/30/2016                      11,192.83                     11,084.00                      11,015.26
 5/31/2016                      11,191.36                     11,099.00                      11,020.40
 6/30/2016                      11,262.79                     11,175.00                      11,080.54
 7/31/2016                      11,280.96                     11,213.00                      11,107.63
 8/31/2016                      11,280.38                     11,228.00                      11,114.64
 9/30/2016                      11,291.51                     11,256.00                      11,133.43
10/31/2016                      11,293.93                     11,258.00                      11,135.51
11/30/2016                      11,246.53                     11,176.00                      11,092.16
12/31/2016                      11,261.04                     11,205.00                      11,104.17
 1/31/2017                      11,292.54                     11,244.00                      11,132.11
 2/28/2017                      11,325.29                     11,272.00                      11,159.80
 3/31/2017                      11,334.23                     11,278.00                      11,171.86
 4/30/2017                      11,363.61                     11,331.00                      11,200.29
 5/31/2017                      11,390.42                     11,372.00                      11,229.51
 6/30/2017                      11,395.33                     11,377.00                      11,236.42
 7/31/2017                      11,436.36                     11,417.00                      11,268.73

                                   [END CHART]

                       Data from 7/31/10 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Adviser Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Bloomberg Barclays 1-3 Year Credit Index and the Lipper Short Investment Grade Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

16  | USAA SHORT-TERM BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                 USAA SHORT-                    LIPPER SHORT
                                 TERM BOND                    INVESTMENT GRADE
                                FUND ADVISER                     DEBT FUNDS
                                   SHARES                       INDEX AVERAGE
7/31/2012                           2.45%                           1.83%
7/31/2013                           1.88%                           1.47%
7/31/2014                           1.61%                           1.25%
7/31/2015                           1.42%                           1.47%
7/31/2016                           1.5%                            1.53%
7/31/2017                           1.69%                           1.62%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 7/31/12 through 7/31/17.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

USAA SHORT-TERM BOND FUND R6 SHARES* (R6 SHARES)
(Ticker Symbol: URSBX)

--------------------------------------------------------------------------------
                                                                  7/31/17
--------------------------------------------------------------------------------
Net Assets                                                      $5.1 Million
Net Asset Value Per Share                                          $9.21

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/17
--------------------------------------------------------------------------------
                           SINCE INCEPTION 12/01/16**
                                      2.43%

--------------------------------------------------------------------------------
                       30-DAY SEC YIELDS*** AS OF 7/31/17
--------------------------------------------------------------------------------
    UNSUBSIDIZED              1.92%               SUBSIDIZED             2.00%

--------------------------------------------------------------------------------
                               EXPENSE RATIOS****
--------------------------------------------------------------------------------
 BEFORE REIMBURSEMENT         0.47%               AFTER REIMBURSEMENT    0.39%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The R6 Shares commenced operations on December 1, 2016.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***Calculated as prescribed by the Securities and Exchange Commission.

****The expense ratios are reported in the Fund's prospectus dated December 1, 2016, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the R6 Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.39% of the R6 Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the R6 Shares is lower than 0.39%, the R6 Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

18  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                               USAA SHORT                   BLOOMBERG                    LIPPER SHORT
                               TERM BOND                     BARCLAYS                     INVESTMENT
                                FUND R6                      1-3 YEAR                     GRADE DEBT
                                 SHARES                    CREDIT INDEX                   FUNDS INDEX
12/1/2016                     $10,000.00                    $10,000.00                    $10,000.00
12/31/2016                     10,029.00                     10,012.90                     10,010.82
 1/31/2017                     10,068.00                     10,040.91                     10,036.01
 2/28/2017                     10,096.00                     10,070.03                     10,060.97
 3/31/2017                     10,116.00                     10,077.98                     10,071.85
 4/30/2017                     10,156.00                     10,104.10                     10,097.48
 5/31/2017                     10,207.00                     10,127.94                     10,123.82
 6/30/2017                     10,215.00                     10,132.31                     10,130.05
 7/31/2017                     10,243.00                     10,168.79                     10,159.18

                                   [END CHART]

                      Data from 11/30/16 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund R6 Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Bloomberg Barclays 1-3 Year Credit Index and the Lipper Short Investment Grade Debt Funds Index is calculated from the end of the month, November 30, 2016, while the inception date of the R6 Shares is December 1, 2016. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                       o PORTFOLIO RATINGS MIX - 7/31/17 o

                        [CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                     17.9%
AA                                                                      10.3%
A                                                                       22.9%
BBB                                                                     43.7%
BELOW INVESTMENT-GRADE                                                   4.8%
UNRATED                                                                  0.4%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 25-48.

================================================================================

20  | USAA SHORT-TERM BOND FUND

================================================================================

                         o ASSET ALLOCATION* - 7/31/17 o

                        [PIE CHART OF ASSET ALLOCATION*]

CORPORATE OBLIGATIONS                                                      50.2%
EURODOLLAR AND YANKEE OBLIGATIONS                                          14.2%
ASSET-BACKED SECURITIES                                                     8.7%
U.S. TREASURY SECURITIES                                                    7.3%
MUNICIPAL BONDS                                                             6.1%
MONEY MARKET INSTRUMENTS                                                    6.0%
COMMERCIAL MORTGAGE SECURITIES                                              2.9%
COLLATERALIZED LOAN OBLIGATIONS                                             1.9%
U.S. GOVERNMENT AGENCY ISSUES                                               1.7%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.6%
PREFERRED STOCKS                                                            0.1%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*Does not include short-term investments purchased with cash collateral from securities loaned.

================================================================================

                                                       INVESTMENT OVERVIEW |  21

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                 FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                  9,689,863,032                 376,756,871
Robert L. Mason, Ph.D.              9,714,117,381                 352,502,522
Jefferson C. Boyce                  9,717,710,105                 348,909,798
Dawn M. Hawley                      9,714,577,808                 352,042,095
Paul L. McNamara                    9,668,206,065                 398,413,838
Richard Y. Newton III               9,665,513,520                 401,106,382
Barbara B. Ostdiek, Ph.D.           9,715,801,431                 350,818,472
Michael F. Reimherr                 9,711,558,498                 355,061,405

================================================================================

22 | USAA SHORT-TERM BOND FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

                             QUALIFIED INTEREST INCOME
                             -------------------------
                                   $62,509,000
                             -------------------------

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  23

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SHORT-TERM BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Short-Term Bond Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Short-Term Bond Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

24  | USAA SHORT-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               BONDS (93.7%)

               CORPORATE OBLIGATIONS (50.2%)

               CONSUMER DISCRETIONARY (3.2%)
               -----------------------------
               AUTOMOBILE MANUFACTURERS (0.5%)
  $ 10,000     Ford Motor Credit Co., LLC                                  1.68%             9/08/2017       $   10,004
     5,000     Ford Motor Credit Co., LLC                                  2.38              1/16/2018            5,014
                                                                                                             ----------
                                                                                                                 15,018
                                                                                                             ----------
               CABLE & SATELLITE (1.0%)
    18,000     Charter Communications Operating, LLC &
                 Charter Communications Operating Capital Corp.            3.58              7/23/2020           18,628
    15,000     NBC Universal Enterprise(a)                                 1.99(b)           4/15/2018           15,069
                                                                                                             ----------
                                                                                                                 33,697
                                                                                                             ----------
               CASINOS & GAMING (0.3%)
     9,700     Las Vegas Sands, LLC(c)                                     3.23              3/29/2024            9,753
                                                                                                             ----------
               DEPARTMENT STORES (0.2%)
     6,214     JC Penney Corp., Inc.                                       5.75              2/15/2018            6,323
                                                                                                             ----------
               HOMEBUILDING (0.2%)
     5,000     Toll Brothers Finance Corp.                                 4.00             12/31/2018            5,113
                                                                                                             ----------
               INTERNET & DIRECT MARKETING RETAIL (0.1%)
     3,000     QVC, Inc.                                                   3.13              4/01/2019            3,043
                                                                                                             ----------
               MOVIES & ENTERTAINMENT (0.1%)
     4,752     Regal Cinemas Corp.(c)                                      3.23              4/01/2022            4,774
                                                                                                             ----------
               RESTAURANTS (0.2%)
     6,983     ARAMARK Services, Inc.(c)                                   3.23              3/28/2024            7,048
                                                                                                             ----------
               SPECIALTY STORES (0.5%)
     6,930     Petsmart, Inc.(c)                                           4.23              3/11/2022            6,566
    10,000     Staples, Inc.                                               2.75              1/12/2018           10,035
                                                                                                             ----------
                                                                                                                 16,601
                                                                                                             ----------
               TIRES & RUBBER (0.1%)
     5,000     Goodyear Tire & Rubber Co.(c)                               3.23              4/30/2019            5,028
                                                                                                             ----------
               Total Consumer Discretionary                                                                     106,398
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES (3.6%)
               -----------------------
               BREWERS (0.2%)
  $  5,000     Molson Coors Brewing Co.                                    2.10%             7/15/2021       $    4,946
                                                                                                             ----------
               DISTILLERS & VINTNERS (0.1%)
     3,100     Constellation Brands, Inc.                                  2.70              5/09/2022            3,122
                                                                                                             ----------
               DRUG RETAIL (0.6%)
     5,000     CVS Health Corp.                                            2.13              6/01/2021            4,973
     7,000     Walgreens Boots Alliance, Inc.                              1.75             11/17/2017            7,005
     8,000     Walgreens Boots Alliance, Inc.                              2.70             11/18/2019            8,148
                                                                                                             ----------
                                                                                                                 20,126
                                                                                                             ----------
               HOUSEHOLD PRODUCTS (0.3%)
    10,000     Church & Dwight Co., Inc.                                   2.45             12/15/2019           10,124
                                                                                                             ----------
               PACKAGED FOODS & MEAT (1.8%)
     7,980     JBS USA, LLC (c)                                            3.80             10/30/2022            7,929
     7,000     JM Smucker Co.                                              1.75              3/15/2018            7,008
     5,000     JM Smucker Co.                                              2.50              3/15/2020            5,060
    15,000     Kraft Heinz Foods Co.                                       2.00              7/02/2018           15,045
    15,000     Kraft Heinz Foods Co.(a)                                    4.88              2/15/2025           16,159
     5,000     Mead Johnson Nutrition Co.                                  3.00             11/15/2020            5,155
     2,605     Tyson Foods, Inc.                                           4.50              6/15/2022            2,842
                                                                                                             ----------
                                                                                                                 59,198
                                                                                                             ----------
               TOBACCO (0.6%)
    10,000     Philip Morris International, Inc.                           2.63              2/18/2022           10,119
    10,000     Reynolds American, Inc.                                     2.30              6/12/2018           10,050
                                                                                                             ----------
                                                                                                                 20,169
                                                                                                             ----------
               Total Consumer Staples                                                                           117,685
                                                                                                             ----------
               ENERGY (6.7%)
               -------------
               INTEGRATED OIL & GAS (0.5%)
    15,000     ConocoPhillips Co.                                          1.50              5/15/2018           15,017
                                                                                                             ----------
               OIL & GAS DRILLING (0.2%)
     5,000     Noble Holding International Ltd.                            5.75              3/16/2018            5,044
                                                                                                             ----------
               OIL & GAS EQUIPMENT & SERVICES (0.7%)
    20,000     Schlumberger Holdings Corp.(a)                              1.90             12/21/2017           20,018
     3,215     Weatherford Bermuda                                         5.13              9/15/2020            3,151
                                                                                                             ----------
                                                                                                                 23,169
                                                                                                             ----------
               OIL & GAS EXPLORATION & PRODUCTION (1.1%)
     5,000     Devon Energy Corp.                                          4.00              7/15/2021            5,203
    15,000     EQT Corp.                                                   6.50              4/01/2018           15,444

================================================================================

26  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
  $  9,000     Murphy Oil Corp.                                            3.50%            12/01/2017       $    9,079
     6,950     Southwestern Energy Co.(d)                                  5.80              1/23/2020            7,193
                                                                                                             ----------
                                                                                                                 36,919
                                                                                                             ----------
               OIL & GAS REFINING & MARKETING (0.5%)
     3,180     EnLink Midstream Partners, LP                               2.70              4/01/2019            3,189
     3,105     Tesoro Corp.                                                5.38             10/01/2022            3,210
    10,000     Tesoro Logistics, LP                                        5.88             10/01/2020           10,169
                                                                                                             ----------
                                                                                                                 16,568
                                                                                                             ----------
               OIL & GAS STORAGE & TRANSPORTATION (3.7%)
       340     Alliance Pipeline, LP(a)                                    7.00             12/31/2019              354
     5,040     Boardwalk Pipelines, LLC                                    5.75              9/15/2019            5,362
     5,000     Columbia Pipeline Group, Inc.                               2.45              6/01/2018            5,024
    10,000     Columbia Pipeline Group, Inc.                               3.30              6/01/2020           10,279
     5,000     DCP Midstream, LLC(a)                                       5.35              3/15/2020            5,275
     5,000     DCP Midstream, LLC(a)                                       4.75              9/30/2021            5,163
     9,306     Enable Oklahoma Intrastate Transmission, LLC(a)             6.25              3/15/2020           10,020
     2,000     Enbridge Energy Partners, LP                                9.88              3/01/2019            2,231
     5,000     Energy Transfer Partners, LP                                2.50              6/15/2018            5,028
     1,000     Energy Transfer Partners, LP                                9.70              3/15/2019            1,116
     5,000     Energy Transfer Partners, LP                                4.15             10/01/2020            5,218
     7,000     Enterprise Products Operating, LLC                          2.55             10/15/2019            7,069
    12,000     Enterprise Products Operating, LLC                          7.03(b)           1/15/2068           12,300
     5,000     Kinder Morgan, Inc.                                         2.00             12/01/2017            5,005
     4,000     NGPL PipeCo, LLC(a)                                         7.12             12/15/2017            4,080
    16,968     NuStar Logistics, LP                                        8.15              4/15/2018           17,799
     5,000     ONEOK Partners, LP                                          3.80              3/15/2020            5,146
    10,000     Plains All American Pipeline, LP                            2.60             12/15/2019           10,050
     5,395     Rockies Express Pipeline, LLC(a)                            5.63              4/15/2020            5,734
                                                                                                             ----------
                                                                                                                122,253
                                                                                                             ----------
               Total Energy                                                                                     218,970
                                                                                                             ----------
               FINANCIALS (14.6%)
               ------------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
    10,000     FS Investment Corp.                                         4.00              7/15/2019           10,135
     5,000     State Street Corp.                                          1.35              5/15/2018            4,996
                                                                                                             ----------
                                                                                                                 15,131
                                                                                                             ----------
               CONSUMER FINANCE (1.1%)
     5,643     Capital One Bank, N.A.                                      8.80              7/15/2019            6,355
     5,000     Capital One Financial Corp.                                 2.50              5/12/2020            5,048
     5,000     Capital One Financial Corp.                                 3.05              3/09/2022            5,090
     5,000     Capital One, N.A.                                           1.50              9/05/2017            5,000
     5,000     Discover Bank                                               3.10              6/04/2020            5,125

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
  $ 10,000     Synchrony Financial                                         2.60%             1/15/2019       $   10,079
                                                                                                             ----------
                                                                                                                 36,697
                                                                                                             ----------
               DIVERSIFIED BANKS (2.4%)
     3,000     Bank of America Corp.                                       2.15             11/09/2020            2,999
    10,000     Bank of America Corp.                                       5.00              5/13/2021           10,946
     5,000     Bank of America Corp.                                       2.37              7/21/2021            5,019
     5,000     Bank of America Corp.                                       3.12              1/20/2023            5,093
    10,000     Citigroup, Inc.                                             1.55              8/14/2017           10,001
     5,000     Citigroup, Inc.                                             1.85             11/24/2017            5,005
    15,000     Citizens Bank, N.A.                                         2.55              5/13/2021           15,067
    10,000     Comerica Bank                                               2.50              6/02/2020           10,063
     5,000     JPMorgan Chase & Co.                                        2.78              4/25/2023            5,026
    10,000     Wells Fargo & Co.                                           3.07              1/24/2023           10,186
                                                                                                             ----------
                                                                                                                 79,405
                                                                                                             ----------
               FINANCIAL EXCHANGES & DATA (0.3%)
     5,000     Moody's Corp.                                               2.75             12/15/2021            5,060
     5,000     S&P Global, Inc.                                            2.50              8/15/2018            5,039
                                                                                                             ----------
                                                                                                                 10,099
                                                                                                             ----------
               LIFE & HEALTH INSURANCE (2.4%)
     5,000     MetLife Global Funding I(a)                                 3.65              6/14/2018            5,091
    10,000     New York Life Global Funding(a)                             1.30             10/30/2017            9,997
    20,000     New York Life Global Funding(a)                             1.30              4/27/2018           19,987
    17,550     Protective Life Corp.                                       6.40              1/15/2018           17,903
     5,000     Reliance Standard Life Global Funding II(a)                 2.15             10/15/2018            5,025
     5,366     StanCorp Financial Group, Inc.                              5.00              8/15/2022            5,828
    16,400     TIAA Asset Management Finance, LLC(a)                       2.95             11/01/2019           16,697
                                                                                                             ----------
                                                                                                                 80,528
                                                                                                             ----------
               MULTI-LINE INSURANCE (0.3%)
     9,000     MassMutual Global Funding, LLC(a)                           2.10              8/02/2018            9,053
                                                                                                             ----------
               MULTI-SECTOR HOLDINGS (0.2%)
     5,000     Berkshire Hathaway, Inc.                                    2.20              3/15/2021            5,052
                                                                                                             ----------
               OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
     3,688     AWAS Finance Luxembourg(c)                                  4.06              7/16/2018            3,690
     1,038     Receipts on Corporate Securities Trust                      6.50              8/01/2017            1,038
                                                                                                             ----------
                                                                                                                  4,728
                                                                                                             ----------
               PROPERTY & CASUALTY INSURANCE (1.2%)
    12,000     Allstate Corp.                                              3.12(b)           5/15/2067           11,910
    22,016     Chubb Corp.                                                 3.55(b)           3/29/2067           22,002
     7,420     Oil Insurance Ltd.(a)                                       4.28(b)                   -(e)         6,790
                                                                                                             ----------
                                                                                                                 40,702
                                                                                                             ----------

================================================================================

28  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               REGIONAL BANKS (5.8%)
   $ 8,000     Allfirst Preferred Capital Trust                            2.80%(b)          7/15/2029       $    7,610
    13,000     Associated Banc-Corp.                                       2.75             11/15/2019           13,130
     8,000     BB&T Corp.                                                  2.11(b)           6/15/2018            8,045
     5,000     Citizens Financial Group, Inc.                              5.16              6/29/2023            5,134
     2,000     City National Bank of Los Angeles                           5.38              7/15/2022            2,234
    13,550     Compass Bank                                                1.85              9/29/2017           13,551
     4,000     Compass Bank                                                6.40             10/01/2017            4,028
     5,000     Compass Bank                                                2.75              9/29/2019            5,041
     2,874     Compass Bank                                                5.50              4/01/2020            3,054
     3,750     Compass Bank                                                2.88              6/29/2022            3,752
     3,806     Fifth Third Bancorp                                         4.50              6/01/2018            3,901
     5,000     First Niagara Financial Group, Inc.                         6.75              3/19/2020            5,583
    15,000     First Republic Bank                                         2.38              6/17/2019           15,106
     9,750     Fulton Financial Corp.                                      3.60              3/16/2022            9,835
     5,000     Huntington National Bank                                    2.38              3/10/2020            5,044
    10,000     MUFG Americas Holdings Corp.                                2.25              2/10/2020           10,046
     5,000     MUFG Union Bank, N.A.                                       2.63              9/26/2018            5,052
     9,500     People's United Financial, Inc.                             3.65             12/06/2022            9,783
    15,000     PNC Bank, N.A.                                              2.63              2/17/2022           15,215
     3,145     Regions Bank of Birmingham                                  7.50              5/15/2018            3,285
    10,000     Regions Bank of Birmingham                                  2.25              9/14/2018           10,049
    10,000     Regions Financial Corp.                                     3.20              2/08/2021           10,257
    15,000     Santander Holdings USA, Inc.(a)                             3.70              3/28/2022           15,248
     5,000     SunTrust Banks, Inc.                                        2.90              3/03/2021            5,098
                                                                                                             ----------
                                                                                                                189,081
                                                                                                             ----------
               THRIFTS & MORTGAGE FINANCE (0.3%)
    10,000     Astoria Financial Corp.                                     3.50              6/08/2020           10,099
                                                                                                             ----------
               Total Financials                                                                                 480,575
                                                                                                             ----------
               HEALTH CARE (4.5%)
               ------------------
               BIOTECHNOLOGY (1.0%)
    10,000     AbbVie, Inc.                                                1.80              5/14/2018           10,017
    10,000     AbbVie, Inc.                                                2.30              5/14/2021           10,016
     5,000     Amgen, Inc.                                                 2.25              8/19/2023            4,906
     8,000     Baxalta, Inc.                                               2.00              6/22/2018            8,018
                                                                                                             ----------
                                                                                                                 32,957
                                                                                                             ----------
               HEALTH CARE EQUIPMENT (0.7%)
     8,300     Becton Dickinson & Co.                                      2.40              6/05/2020            8,357
     5,000     Medtronic, Inc.                                             2.50              3/15/2020            5,089
     8,000     Zimmer Biomet Holdings, Inc.(c)                             2.60              5/29/2019            7,980
                                                                                                             ----------
                                                                                                                 21,426
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               HEALTH CARE FACILITIES (0.3%)
  $ 10,000     HCA, Inc.                                                   6.50%             2/15/2020       $   10,950
                                                                                                             ----------
               HEALTH CARE SERVICES (0.6%)
     4,737     Express Scripts Holding Co.(c)                              2.48              4/28/2020            4,722
     5,000     Express Scripts Holding Co.                                 3.00              7/15/2023            5,044
    10,200     Laboratory Corp. of America Holdings                        3.20              2/01/2022           10,460
                                                                                                             ----------
                                                                                                                 20,226
                                                                                                             ----------
               PHARMACEUTICALS (1.9%)
     5,000     Allergan Funding SCS                                        2.35              3/12/2018            5,022
     5,000     Allergan Funding SCS                                        3.00              3/12/2020            5,120
    10,000     Mallinckrodt International Finance S.A.(d)                  3.50              4/15/2018           10,087
     7,000     Mylan NV                                                    3.00             12/15/2018            7,101
     5,000     Mylan NV                                                    2.50              6/07/2019            5,044
     5,000     Shire Acquisitions Investments Ireland Designated
                 Activity Co.                                              1.90              9/23/2019            4,997
     3,979     Valeant Pharmaceuticals International, Inc.(c)              5.98              4/01/2022            4,059
    11,278     Zoetis, Inc.                                                1.88              2/01/2018           11,281
     8,135     Zoetis, Inc.                                                3.25              2/01/2023            8,406
                                                                                                             ----------
                                                                                                                 61,117
                                                                                                             ----------
               Total Health Care                                                                                146,676
                                                                                                             ----------
               INDUSTRIALS (4.4%)
               ------------------
               AEROSPACE & DEFENSE (0.4%)
     4,984     Arconic, Inc.                                               6.15              8/15/2020            5,456
     4,000     Arconic, Inc.                                               5.40              4/15/2021            4,286
     3,433     TransDigm, Inc.(c)                                          4.23              6/09/2023            3,455
                                                                                                             ----------
                                                                                                                 13,197
                                                                                                             ----------
               AIR FREIGHT & LOGISTICS (0.2%)
     5,000     FedEx Corp.                                                 2.30              2/01/2020            5,049
       173     FedEx Corp. Pass-Through Trust(a)                           2.63              1/15/2018              173
     1,811     FedEx Corp. Pass-Through Trust                              6.85              7/15/2020            1,897
                                                                                                             ----------
                                                                                                                  7,119
                                                                                                             ----------
               AIRLINES (1.5%)
     5,454     American Airlines 2014-1 Class B Pass-Through Trust         4.38              4/01/2024            5,597
     4,436     American Airlines 2015-2 Class B Pass-Through Trust         4.40              3/22/2025            4,569
     4,850     American Airlines, Inc.(c)                                  3.73             12/14/2023            4,881
       380     Continental Airlines 1998-1 Class A Pass-Through
                 Trust                                                     6.65              3/15/2019              382
     9,560     Continental Airlines, Inc. Pass-Through Trust               5.50              4/29/2022            9,990
    10,000     Delta Air Lines, Inc.                                       2.88              3/13/2020           10,189
     3,857     United Airlines, Inc. Pass-Through Trust                    5.38              2/15/2023            4,059
     1,346     United Airlines, Inc. Pass-Through Trust                    4.63              3/03/2024            1,398

================================================================================

30  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
  $    712     US Airways Group, Inc. Pass-Through Trust (INS)             7.08%             9/20/2022       $      764
     5,877     US Airways Group, Inc. Pass-Through Trust                   5.38              5/15/2023            6,244
                                                                                                             ----------
                                                                                                                 48,073
                                                                                                             ----------
               CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
     9,726     Terex Corp.(c)                                              3.73              1/31/2024            9,777
                                                                                                             ----------
               INDUSTRIAL MACHINERY (0.4%)
     3,000     CNH Industrial Capital, LLC                                 3.63              4/15/2018            3,038
     4,583     CNH Industrial Capital, LLC(d)                              3.38              7/15/2019            4,663
     5,000     Fortive Corp.                                               1.80              6/15/2019            4,971
                                                                                                             ----------
                                                                                                                 12,672
                                                                                                             ----------
               TRADING COMPANIES & DISTRIBUTORS (0.6%)
     5,000     Air Lease Corp.                                             2.13              1/15/2020            4,998
     2,554     International Lease Finance Corp.                           3.88              4/15/2018            2,588
    13,000     International Lease Finance Corp.(a)                        7.13              9/01/2018           13,729
                                                                                                             ----------
                                                                                                                 21,315
                                                                                                             ----------
               TRUCKING (1.0%)
     3,000     ERAC USA Finance, LLC(a)                                    6.38             10/15/2017            3,028
     4,970     Penske Truck Leasing Co., LP / PTL Finance Corp.(a)         3.38              3/15/2018            5,025
    14,000     Penske Truck Leasing Co., LP / PTL Finance Corp.(a)         2.88              7/17/2018           14,154
     1,266     Ryder System, Inc.                                          2.50              5/11/2020            1,280
     5,000     Ryder System, Inc.                                          2.25              9/01/2021            4,977
     5,000     Ryder System, Inc.                                          2.80              3/01/2022            5,078
                                                                                                             ----------
                                                                                                                 33,542
                                                                                                             ----------
               Total Industrials                                                                                145,695
                                                                                                             ----------
               INFORMATION TECHNOLOGY (3.1%)
               -----------------------------
               COMMUNICATIONS EQUIPMENT (0.1%)
     5,000     Harris Corp.                                                2.70              4/27/2020            5,049
                                                                                                             ----------
               DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
    10,000     Total System Services, Inc.                                 2.38              6/01/2018           10,035
                                                                                                             ----------
               ELECTRONIC COMPONENTS (0.2%)
     5,000     Amphenol Corp.                                              2.55              1/30/2019            5,047
                                                                                                             ----------
               ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
     5,000     FLIR Systems, Inc.                                          3.13              6/15/2021            5,074
                                                                                                             ----------
               ELECTRONIC MANUFACTURING SERVICES (0.5%)
    16,892     Molex Electronics Technologies, LLC(a)                      2.88              4/15/2020           17,023
                                                                                                             ----------
               IT CONSULTING & OTHER SERVICES (0.3%)
    10,000     Everett SpinCo, Inc.(c)                                     2.38             12/16/2019            9,988
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               SEMICONDUCTORS (0.6%)
  $  8,600     Analog Devices, Inc.(c)                                     2.36%             9/23/2019       $    8,600
    10,000     Broadcom Corp. & Broadcom Cayman Finance Ltd.(a)            2.38              1/15/2020           10,066
                                                                                                             ----------
                                                                                                                 18,666
                                                                                                             ----------
               SYSTEMS SOFTWARE (0.4%)
     5,000     Oracle Corp.                                                2.40              9/15/2023            4,977
     7,398     Symantec Corp.(c)                                           2.75              7/28/2019            7,386
                                                                                                             ----------
                                                                                                                 12,363
                                                                                                             ----------
               TECHNOLOGY DISTRIBUTORS (0.1%)
     5,000     Tech Data Corp.                                             3.75              9/21/2017            5,011
                                                                                                             ----------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.4%)
     8,491     Dell International, LLC(c)                                  3.24             12/31/2018            8,507
     5,000     Diamond 1 Finance Corp & Diamond 2 Finance Corp.(a)         3.48              6/01/2019            5,121
                                                                                                             ----------
                                                                                                                 13,628
                                                                                                             ----------
               Total Information Technology                                                                     101,884
                                                                                                             ----------
               MATERIALS (1.5%)
               ----------------
               COMMODITY CHEMICALS (0.5%)
    15,903     Westlake Chemical Corp.                                     4.63              2/15/2021           16,539
                                                                                                             ----------
               DIVERSIFIED CHEMICALS (0.7%)
    12,550     CF Industries, Inc.                                         6.88              5/01/2018           13,029
     5,000     CF Industries, Inc.(a)                                      3.40             12/01/2021            5,096
     5,555     E.I. du Pont de Nemours and Co.                             2.20              5/01/2020            5,604
                                                                                                             ----------
                                                                                                                 23,729
                                                                                                             ----------
               DIVERSIFIED METALS & MINING (0.1%)
     3,000     Freeport-McMoRan, Inc.                                      2.30             11/14/2017            3,004
     2,000     Freeport-McMoRan, Inc.                                      3.10              3/15/2020            1,995
                                                                                                             ----------
                                                                                                                  4,999
                                                                                                             ----------
               SPECIALTY CHEMICALS (0.2%)
     5,000     Sherwin-Williams Co.                                        2.75              6/01/2022            5,060
                                                                                                             ----------
               Total Materials                                                                                   50,327
                                                                                                             ----------
               REAL ESTATE (2.4%)
               ------------------
               REITs - DIVERSIFIED (0.7%)
    14,458     ARC Properties Operating Partnership, LP(c)                 2.91              6/30/2018           14,223
     5,750     Select Income REIT                                          3.60              2/01/2020            5,841
     2,122     VEREIT Operating Partnership, LP                            3.00              2/06/2019            2,146
                                                                                                             ----------
                                                                                                                 22,210
                                                                                                             ----------
               REITs - HEALTH CARE (0.3%)
     2,950     Nationwide Health Properties, Inc.                          6.90             10/01/2037            3,666

================================================================================

32  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
  $  3,000     Ventas Realty, LP                                           4.00%             4/30/2019       $    3,084
     2,505     Welltower, Inc.                                             4.13              4/01/2019            2,585
                                                                                                             ----------
                                                                                                                  9,335
                                                                                                             ----------
               REITs - OFFICE (0.5%)
     9,000     Boston Properties, LP(f)                                    3.70             11/15/2018            9,189
     7,000     Mack-Cali Realty, LP                                        2.50             12/15/2017            7,012
                                                                                                             ----------
                                                                                                                 16,201
                                                                                                             ----------
               REITs - RETAIL (0.3%)
    11,355     Realty Income Corp.                                         2.00              1/31/2018           11,366
                                                                                                             ----------
               REITs - SPECIALIZED (0.6%)
    10,000     American Tower Corp.                                        3.40              2/15/2019           10,226
     3,920     Communications Sales & Leasing, Inc.(c)                     4.23             10/24/2022            3,934
     5,000     Healthcare Trust of America Holdings, LP                    2.95              7/01/2022            5,032
                                                                                                             ----------
                                                                                                                 19,192
                                                                                                             ----------
               Total Real Estate                                                                                 78,304
                                                                                                             ----------
               TELECOMMUNICATION SERVICES (2.2%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (1.7%)
    25,000     AT&T, Inc.                                                  2.45              6/30/2020           25,209
    10,000     AT&T, Inc.                                                  3.20              3/01/2022           10,226
     5,000     Centel Capital Corp.                                        9.00             10/15/2019            5,612
     3,600     CenturyLink, Inc.                                           6.45              6/15/2021            3,905
    10,000     Verizon Communications, Inc.                                3.13              3/16/2022           10,205
                                                                                                             ----------
                                                                                                                 55,157
                                                                                                             ----------
               WIRELESS TELECOMMUNICATION SERVICES (0.5%)
     4,770     Grain Spectrum Funding, LLC(a)                              4.00             10/10/2033            4,770
    11,000     Sprint Spectrum Co., LLC/Sprint Spectrum Co.
                 II, LLC/Sprint Spectrum Co.(a)                            3.36              3/20/2023           11,178
                                                                                                             ----------
                                                                                                                 15,948
                                                                                                             ----------
               Total Telecommunication Services                                                                  71,105
                                                                                                             ----------
               UTILITIES (4.0%)
               ----------------
               ELECTRIC UTILITIES (2.4%)
     8,000     Duke Energy Corp.                                           2.10              6/15/2018            8,032
    10,000     Eversource Energy                                           1.60              1/15/2018            9,991
     2,600     Eversource Energy                                           2.75              3/15/2022            2,630
    10,000     Exelon Generation Co., LLC                                  2.95              1/15/2020           10,216
    12,000     IPALCO Enterprises, Inc.                                    5.00              5/01/2018           12,240
     8,496     IPALCO Enterprises, Inc.                                    3.45              7/15/2020            8,666
    10,000     NextEra Energy Capital Holding, Inc.                        2.06              9/01/2017           10,004
     5,000     Southern Co.                                                1.85              7/01/2019            4,997
    10,000     Southern Co. Gas Capital Corp.                              2.45             10/01/2023            9,734

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
  $  3,630     System Energy Resources, Inc.                               4.10%             4/01/2023       $    3,789
       284     Tri-State Generation & Transmission Association,
                 Inc.(a)                                                   6.04              1/31/2018              289
                                                                                                             ----------
                                                                                                                 80,588
                                                                                                             ----------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.6%)
     7,975     Exelon Generation Co., LLC                                  4.00             10/01/2020            8,345
    10,000     Southern Power Co.                                          2.38              6/01/2020           10,085
                                                                                                             ----------
                                                                                                                 18,430
                                                                                                             ----------
               MULTI-UTILITIES (1.0%)
    10,000     Black Hills Corp.                                           2.50              1/11/2019           10,079
     6,000     Dominion Energy, Inc.                                       2.96              7/01/2019            6,110
     5,000     Dominion Energy, Inc.                                       2.58              7/01/2020            5,051
    10,000     Sempra Energy                                               2.40              3/15/2020           10,114
                                                                                                             ----------
                                                                                                                 31,354
                                                                                                             ----------
               Total Utilities                                                                                  130,372
                                                                                                             ----------
               Total Corporate Obligations (cost: $1,630,180)                                                 1,647,991
                                                                                                             ----------

               EURODOLLAR AND YANKEE OBLIGATIONS (14.2%)

               CONSUMER DISCRETIONARY (0.2%)
               -----------------------------
               AUTOMOBILE MANUFACTURERS (0.2%)
     5,000     Daimler Finance, N.A., LLC(a)                               1.88              1/11/2018            5,008
                                                                                                             ----------
               CONSUMER STAPLES (3.1%)
               -----------------------
               BREWERS (0.6%)
     9,530     Anheuser-Busch InBev Worldwide, Inc.                        2.20              8/01/2018            9,584
    10,000     Anheuser-Busch InBev Worldwide, Inc.                        3.75              1/15/2022           10,625
                                                                                                             ----------
                                                                                                                 20,209
                                                                                                             ----------
               FOOD RETAIL (0.1%)
     5,000     Alimentation Couche-Tard, Inc.(a)                           2.70              7/26/2022            5,019
                                                                                                             ----------
               HOUSEHOLD PRODUCTS (0.3%)
    10,000     Reckitt Benckiser Treasury Services plc(a)                  2.38              6/24/2022            9,980
                                                                                                             ----------
               PACKAGED FOODS & MEAT (1.4%)
    18,588     Grupo Bimbo SAB de CV(a)                                    4.50              1/25/2022           19,963
     3,000     Mondelez International Holdings Netherlands B.V.(a)         1.63             10/28/2019            2,979
    11,792     Mondelez International Holdings Netherlands B.V.(a)         2.00             10/28/2021           11,567
    10,000     Smithfield Foods, Inc.(a)                                   2.70              1/31/2020           10,074
                                                                                                             ----------
                                                                                                                 44,583
                                                                                                             ----------
               TOBACCO (0.7%)
     5,000     B.A.T. International Finance plc                            1.63              9/09/2019            4,947

================================================================================

34  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
  $  7,000     Imperial Tobacco Finance plc(a)                             2.05%             7/20/2018       $    7,006
    10,000     Imperial Tobacco Finance plc(a)                             2.95              7/21/2020           10,220
                                                                                                             ----------
                                                                                                                 22,173
                                                                                                             ----------
               Total Consumer Staples                                                                           101,964
                                                                                                             ----------
               ENERGY (1.6%)
               -------------
               INTEGRATED OIL & GAS (1.3%)
     8,000     BP Capital Markets plc                                      1.63              8/17/2017            8,000
    12,820     Origin Energy Finance Ltd.(a)                               3.50             10/09/2018           12,952
     6,000     Petroleos Mexicanos Co.(a)                                  5.38              3/13/2022            6,401
    15,000     Shell International Finance B.V.                            1.13              8/21/2017           14,998
                                                                                                             ----------
                                                                                                                 42,351
                                                                                                             ----------
               OIL & GAS STORAGE & TRANSPORTATION (0.3%)
     5,000     Enbridge, Inc.                                              2.90              7/15/2022            5,045
     6,000     TransCanada PipeLines Ltd.                                  1.88              1/12/2018            6,010
                                                                                                             ----------
                                                                                                                 11,055
                                                                                                             ----------
               Total Energy                                                                                      53,406
                                                                                                             ----------
               FINANCIALS (3.7%)
               -----------------
               DIVERSIFIED BANKS (2.6%)
     5,000     ANZ New Zealand International Ltd.(a)                       2.60              9/23/2019            5,065
     5,000     ANZ New Zealand International Ltd.(a)                       2.85              8/06/2020            5,096
    10,000     Bank of Montreal                                            1.40              4/10/2018            9,994
     6,014     Royal Bank of Scotland Group plc                            4.70              7/03/2018            6,143
     3,000     Royal Bank of Scotland Group plc                            6.13             12/15/2022            3,327
    14,350     Santander Bank, N.A.                                        8.75              5/30/2018           15,123
     5,000     Santander UK Group Holdings plc                             3.57              1/10/2023            5,127
     5,000     Santander UK plc                                            2.35              9/10/2019            5,046
    19,000     Standard Chartered Bank(a)                                  6.40              9/26/2017           19,129
     5,000     Standard Chartered plc(a)                                   2.25              4/17/2020            4,993
     8,000     Toronto-Dominion Bank                                       1.40              4/30/2018            7,997
                                                                                                             ----------
                                                                                                                 87,040
                                                                                                             ----------
               DIVERSIFIED CAPITAL MARKETS (0.3%)
    10,000     UBS Group Funding Ltd.(a)                                   2.95              9/24/2020           10,224
                                                                                                             ----------
               OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
     2,000     ING Capital Funding Trust III                               4.90(b)                   -(e)         2,015
    10,000     Orix Corp.                                                  2.90              7/18/2022           10,070
                                                                                                             ----------
                                                                                                                 12,085
                                                                                                             ----------
               PROPERTY & CASUALTY INSURANCE (0.4%)
    12,000     QBE Insurance Group Ltd.(a)                                 2.40              5/01/2018           12,015
                                                                                                             ----------
               Total Financials                                                                                 121,364
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (0.3%)
               ------------------
               PHARMACEUTICALS (0.3%)
  $ 10,105     Teva Pharmaceutical Finance Netherlands III B.V.            2.20%             7/21/2021       $    9,972
                                                                                                             ----------
               INDUSTRIALS (2.7%)
               ------------------
               AEROSPACE & DEFENSE (0.3%)
     3,580     BAE Systems Holdings, Inc.(a)                               2.85             12/15/2020            3,638
     5,000     Dae Funding, LLC(a),(g)                                     4.00              8/01/2020            5,094
                                                                                                             ----------
                                                                                                                  8,732
                                                                                                             ----------
               AIRLINES (1.1%)
    10,000     Air Canada Pass-Through Trust(a)                            5.00              3/15/2020           10,250
     3,656     Air Canada Pass-Through Trust(a)                            5.38             11/15/2022            3,865
     7,885     British Airways Pass-Through Trust plc(a)                   5.63             12/20/2021            8,259
     8,352     Virgin Australia Trust(a)                                   5.00              4/23/2025            8,717
     5,000     WestJet Airlines Ltd.(a)                                    3.50              6/16/2021            5,074
                                                                                                             ----------
                                                                                                                 36,165
                                                                                                             ----------
               INDUSTRIAL CONGLOMERATES (0.7%)
    10,000     CK Hutchison International 16 Ltd.(a)                       1.88             10/03/2021            9,751
     5,000     CK Hutchison International 17 Ltd.(a)                       2.88              4/05/2022            5,052
     6,600     Hutchison Whampoa International 12 Ltd.(a)                  2.00             11/08/2017            6,608
     2,020     Smiths Group plc(a)                                         3.63             10/12/2022            2,054
                                                                                                             ----------
                                                                                                                 23,465
                                                                                                             ----------
               MARINE (0.3%)
    10,000     A.P. Moeller-Maersk A/S(a)                                  2.55              9/22/2019           10,067
                                                                                                             ----------
               RAILROADS (0.3%)
    10,000     Asciano Finance(a)                                          5.00              4/07/2018           10,177
                                                                                                             ----------
               Total Industrials                                                                                 88,606
                                                                                                             ----------
               MATERIALS (1.1%)
               ----------------
               COMMODITY CHEMICALS (0.2%)
     5,000     Braskem Finance Ltd.(a)                                     5.75              4/15/2021            5,328
                                                                                                             ----------
               CONSTRUCTION MATERIALS (0.2%)
     5,000     Holcim US Finance Sarl & Cie SCS(a)                         6.00             12/30/2019            5,424
                                                                                                             ----------
               DIVERSIFIED METALS & MINING (0.7%)
     5,000     Anglo American Capital plc(a)                               2.63              9/27/2017            5,001
     3,000     Anglo American Capital plc(a)                               3.63              5/14/2020            3,090
    14,000     Glencore Finance Canada Ltd.(a)                             2.95             10/25/2017           14,040
     1,950     Glencore Finance Europe S.A.                                2.38(b)           5/06/2018            1,960
                                                                                                             ----------
                                                                                                                 24,091
                                                                                                             ----------
               Total Materials                                                                                   34,843
                                                                                                             ----------

================================================================================

36  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               REAL ESTATE (0.5%)
               ------------------
               REITs - RETAIL (0.5%)
  $  5,000     Scentre Group Trust(a)                                      2.38%             4/28/2021       $    4,961
     7,000     WEA Finance, LLC(a)                                         1.75              9/15/2017            7,000
     5,000     WEA Finance, LLC(a)                                         3.15              4/05/2022            5,067
                                                                                                             ----------
                                                                                                                 17,028
                                                                                                             ----------
               Total Real Estate                                                                                 17,028
                                                                                                             ----------
               TELECOMMUNICATION SERVICES (0.3%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
     5,000     Deutsche Telekom International Finance BV(a)                2.23              1/17/2020            5,031
     5,000     Deutsche Telekom International Finance BV(a)                2.82              1/19/2022            5,062
                                                                                                             ----------
                                                                                                                 10,093
                                                                                                             ----------
               Total Telecommunication Services                                                                  10,093
                                                                                                             ----------
               UTILITIES (0.7%)
               ----------------
               ELECTRIC UTILITIES (0.5%)
     5,000     Comision Federal de Electricidad                            4.88              5/26/2021            5,344
     5,000     Emera US Finance, LP                                        2.15              6/15/2019            5,013
     5,000     Emera US Finance, LP                                        2.70              6/15/2021            5,036
                                                                                                             ----------
                                                                                                                 15,393
                                                                                                             ----------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
     6,565     TransAlta Corp.                                             6.90              5/15/2018            6,816
                                                                                                             ----------
               Total Utilities                                                                                   22,209
                                                                                                             ----------
               Total Eurodollar and Yankee Obligations (cost: $459,671)                                         464,493
                                                                                                             ----------

               FOREIGN GOVERNMENT OBLIGATIONS (0.6%)

               GOVERNMENT (0.6%)
    10,000     Province of Alberta(a)                                      1.75              8/26/2020            9,962
    10,000     Province of Ontario(d)                                      2.45              6/29/2022           10,122
                                                                                                             ----------
                                                                                                                 20,084
                                                                                                             ----------
               Total Foreign Government Obligations (cost: $19,970)                                              20,084
                                                                                                             ----------

               ASSET-BACKED SECURITIES (8.7%)

               FINANCIALS (8.7%)
               -----------------
               ASSET-BACKED FINANCING (8.7%)
       314     Access Group, Inc.                                          1.57(b)           4/25/2029              313
     4,104     ARL First, LLC(a)                                           2.96(b)          12/15/2042            4,121
     7,250     Avis Budget Rental Car Funding AESOP, LLC(a)                2.96              7/20/2020            7,294
     4,188     Avis Budget Rental Car Funding AESOP, LLC(a)                3.75              7/20/2020            4,217
    12,000     Avis Budget Rental Car Funding, LLC(a)                      2.62              9/20/2019           12,036

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
  $  5,000     Bank of The West Auto Trust(a)                              1.65%             3/16/2020       $    5,003
    10,000     Bank of The West Auto Trust(a)                              1.66              9/15/2020            9,998
     4,200     California Republic Auto Receivables Trust                  2.30             12/16/2019            4,219
     9,425     California Republic Auto Receivables Trust                  2.57             11/16/2020            9,469
     4,576     California Republic Auto Receivables Trust                  2.53              6/15/2021            4,613
     6,309     CIT Education Loan Trust(a)                                 1.60(b)           6/25/2042            5,664
     4,638     CIT Equipment Collateral(a)                                 1.50             10/21/2019            4,637
     5,500     CNH Equipment Trust                                         2.14              8/15/2022            5,511
     2,004     College Loan Corp. Trust                                    1.79(b)           1/15/2037            1,837
     4,364     Collegiate Funding Services Education Loan Trust            1.61(b)           3/28/2035            3,983
     5,000     Credit Acceptance Auto Loan Trust(a)                        2.67              9/15/2022            5,005
     1,500     Dell Equipment Finance Trust(a)                             2.14              4/22/2022            1,503
     1,000     Dell Equipment Finance Trust(a)                             2.95              4/22/2022            1,003
     4,500     Drive Auto Receivables Trust(a)                             2.20              5/15/2020            4,508
     2,935     Drive Auto Receivables Trust                                2.36              3/15/2021            2,940
     3,275     Element Rail Leasing I, LLC(a)                              2.30              4/19/2044            3,253
     4,087     Enterprise Fleet Financing, LLC(a)                          1.59              2/22/2021            4,087
     5,000     Enterprise Fleet Financing, LLC(a)                          2.13              7/20/2022            5,022
    10,000     Enterprise Fleet Financing, LLC(a)                          2.60              7/20/2022           10,061
     1,615     Enterprise Fleet Financing, LLC(a)                          1.97              1/20/2023            1,615
     1,298     First Investors Auto Owner Trust(a)                         1.49              6/15/2020            1,298
     5,000     GE Capital Credit Card Master Note Trust                    1.36              8/17/2020            5,000
    10,500     Hertz Vehicle Financing, LLC(a)                             2.96              9/25/2019           10,478
     3,000     Huntington Auto Trust "C"                                   2.15              6/15/2021            3,010
     2,860     Iowa Student Loan Liquidity Corp.                           1.65(b)           9/25/2037            2,580
     5,000     Master Credit Card Trust "A"(a)                             2.26              7/21/2021            5,044
    10,000     MMAF Equipment Finance, LLC(a)                              1.93              7/16/2021           10,007
     2,500     MMAF Equipment Finance, LLC(a)                              2.41              8/16/2024            2,514
     1,322     Nelnet Student Loan Trust                                   1.57(b)           9/22/2037            1,142
       195     Prestige Auto Receivables Trust(a)                          1.52              4/15/2020              195
     5,000     Prestige Auto Receivables Trust(a)                          2.40              4/15/2021            5,022
     3,000     Prestige Auto Receivables Trust(a)                          3.05              4/15/2021            3,018
        26     Santander Drive Auto Receivables Trust                      1.95              3/15/2019               26
     4,500     Santander Drive Auto Receivables Trust                      2.73             10/15/2019            4,529
     5,000     Santander Drive Auto Receivables Trust                      2.74             12/15/2021            5,024
     5,000     SBA Tower Trust(a)                                          2.90             10/15/2044            5,031
     5,000     Securitized Term Auto Receivables Trust(a)                  2.21              6/25/2021            5,021
     5,577     SLC Student Loan Trust                                      1.60(b)           7/15/2036            5,544
     8,000     SLC Student Loan Trust                                      1.75(b)           7/15/2036            7,463
       920     SLM Student Loan Trust                                      1.86(b)          10/25/2065              879
     5,000     Suntrust Auto Receivables Trust "B"(a)                      2.20              2/15/2021            4,992
     8,000     Suntrust Auto Receivables Trust "C"(a)                      2.50              4/15/2021            8,010
     6,000     Synchrony Credit Card Master Note Trust "B"                 1.94              9/15/2021            6,004
     3,750     Synchrony Credit Card Master Note Trust "C"                 1.91             11/15/2020            3,750

================================================================================

38  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
  $ 15,000     Synchrony Credit Card Master Note Trust "C"                 2.56%             6/15/2023       $   14,991
     5,000     TCF Auto Receivables Owner Trust(a)                         2.55              4/15/2021            5,029
     7,500     TCF Auto Receivables Owner Trust "B"(a)                     2.49              4/15/2021            7,538
     5,000     TCF Auto Receivables Owner Trust "B"(a)                     2.92             10/17/2022            5,002
     3,926     Trinity Rail Leasing, LP(a)                                 2.27              1/15/2043            3,885
     7,439     Trip Rail Master Funding, LLC(a)                            2.86              4/15/2044            7,330
        22     Westlake Automobile Receivables Trust(a)                    2.24              4/15/2020               22
     5,150     Westlake Automobile Receivables Trust(a)                    2.45              1/15/2021            5,162
     3,000     Westlake Automobile Receivables Trust(a)                    2.30             10/17/2022            3,001
     5,000     Wheels SPV, LLC(a)                                          1.87              5/20/2025            4,980
                                                                                                             ----------
                                                                                                                284,433
                                                                                                             ----------
               Total Financials                                                                                 284,433
                                                                                                             ----------
               Total Asset-Backed Securities (cost: $284,280)                                                   284,433
                                                                                                             ----------

               COLLATERALIZED LOAN OBLIGATIONS (1.9%)

               FINANCIALS (1.9%)
               -----------------
     1,500     American Money Management Corp.(a)                          2.80(b)          10/15/2028            1,513
     3,000     Annisa Ltd.(a)                                              2.86(b)           7/20/2028            3,007
     2,827     Cent, LP(a)                                                 2.61(b)           1/30/2025            2,829
     7,500     Dryden Senior Loan Fund(a)                                  2.80(b)           4/15/2027            7,561
     7,196     Marine Park Ltd.(a)                                         2.46(b)           5/18/2023            7,204
    11,000     Oaktree EIF Ltd.(a)                                         3.31             10/20/2027           11,008
     4,375     Palmer Square Ltd.(a)                                       2.15              5/15/2025            4,385
    10,000     Race Point Ltd.(a)                                          2.91(b)           7/25/2028           10,042
     4,000     Teachers Insurance and Annuity Association
                 of America(a)                                             3.01(b)           7/20/2028            4,011
     2,500     Teachers Insurance and Annuity Association
                 of America(a)                                             2.49              4/20/2029            2,501
     3,250     Trinitas Ltd.                                               3.01(b)          10/25/2028            3,262
     5,000     Trinitas Ltd.(a)                                            2.65              7/25/2029            4,994
                                                                                                             ----------
               Total Financials                                                                                  62,317
                                                                                                             ----------
               Total Collateralized Loan Obligations (cost: $62,141)                                             62,317
                                                                                                             ----------

               COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

               FINANCIALS (0.1%)
               -----------------
     3,202     Sequoia Mortgage Trust(a) (cost: $3,247)                    3.00(b)           5/25/2043            3,206
                                                                                                             ----------

               COMMERCIAL MORTGAGE SECURITIES (2.9%)

               FINANCIALS (2.9%)
               -----------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES (1.6%)
    10,000     Banc of America Commercial Mortgage, Inc.                   6.31              2/10/2051           10,146

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
  $ 10,000     Barclays Commercial Mortgage Securities, LLC(a)             2.76%             2/15/2028       $   10,007
     4,300     Commercial Mortgage Trust(a)                                2.82              2/13/2032            4,321
     3,358     Greenwich Capital Commercial Funding Corp.                  5.76              7/10/2038            3,354
     5,000     GS Mortgage Securities Trust(a)                             2.00              5/10/2034            5,039
       541     GS Mortgage Securities Trust                                1.21              7/10/2046              541
       114     J.P. Morgan Chase Commercial Mortgage Securities
                 Corp.                                                     5.12              7/15/2041              114
     1,554     J.P. Morgan Chase Commercial Mortgage Securities
                 Corp.(a)                                                  4.11              7/15/2046            1,578
     3,270     LB-UBS Commercial Mortgage Trust                            4.95              1/15/2036            3,272
     1,990     LSTAR Commercial Mortgage Trust(a)                          2.42              3/10/2050            1,999
     3,683     Morgan Stanley Capital I, Inc.                              5.57             12/15/2044            3,695
     1,464     Morgan Stanley Capital I, Inc.                              5.27             10/12/2052            1,463
     7,676     UBS-Barclays Commercial Mortgage Trust                      2.73              8/10/2049            7,835
                                                                                                             ----------
                                                                                                                 53,364
                                                                                                             ----------
               INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.3%)
    64,258     Commercial Mortgage Trust, acquired
                 8/09/2012-8/27/2012; cost $8,255(h)                       1.00              8/15/2045            4,372
    68,967     Commercial Mortgage Trust, acquired
                 11/06/2012; cost $9,245(h)                                1.00             10/15/2045            4,392
    11,156     Fannie Mae(+)                                               3.98             12/25/2017               81
    63,771     Fannie Mae(+)                                               2.04             12/25/2019            1,105
    71,318     Fannie Mae(+)                                               0.75              5/25/2022            2,094
    72,281     Fannie Mae(+)                                               0.64              8/25/2022            1,875
    55,211     Freddie Mac(+)                                              3.00              1/25/2019            1,240
    36,184     Freddie Mac(+)                                              1.00              5/25/2019              868
    98,975     Freddie Mac(+)                                              1.00              7/25/2019            2,438
    54,772     Freddie Mac(+)                                              1.34             11/25/2019            1,244
    70,354     Freddie Mac(+)                                              1.28              8/25/2022            3,767
    28,594     GS Mortgage Securities Corp. II, acquired
                 5/18/2012; cost $4,369(h)                                 2.00              5/10/2045            1,989
    26,929     GS Mortgage Securities Trust, acquired
                 11/16/2012; cost $4,154(h)                                2.17             11/10/2045            2,106
    26,106     J.P. Morgan Chase Commercial Mortgage Securities
                 Corp., acquired 9/28/2012; cost $3,564(h)                 1.00             10/15/2045            1,860
    27,825     Morgan Stanley-BAML Trust, acquired 10/05/2012;
                 cost $3,615(a),(h)                                        1.00             11/15/2045            1,646
    94,403     UBS Commercial Mortgage Trust, acquired
                 5/01/2012-11/01/2016; cost $11,886(a),(h)                 2.09              5/10/2045            7,544
    27,203     UBS-Barclays Commercial Mortgage Trust, acquired
                 9/14/2012; cost $3,876(a),(h)                             1.91              8/10/2049            2,163

================================================================================

40  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
  $ 27,734     WF Commercial Mortgage Trust, acquired
                 9/21/2012; cost $3,847(a),(h)                             1.00%            10/15/2045       $    2,110
                                                                                                             ----------
                                                                                                                 42,894
                                                                                                             ----------
               Total Financials                                                                                  96,258
                                                                                                             ----------
               Total Commercial Mortgage Securities (cost: $85,715)                                              96,258
                                                                                                             ----------

               U.S. GOVERNMENT AGENCY ISSUES (1.7%)(i)

               COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)
     4,730     Fannie Mae (+)                                              1.25              9/25/2027            4,570
                                                                                                             ----------
               MORTGAGE-BACKED PASS-THROUGH SECURITIES (1.5%)
     4,162     Fannie Mae(+)                                               2.50              4/01/2027            4,225
    12,460     Fannie Mae(+)                                               2.50              5/01/2027           12,650
     5,909     Fannie Mae(+)                                               2.50              8/01/2027            5,999
     7,275     Fannie Mae(+)                                               2.50              8/01/2027            7,385
       178     Fannie Mae(+)                                               4.50              5/01/2023              188
       102     Fannie Mae(+)                                               4.50              2/01/2024              107
        87     Fannie Mae(+)                                               5.00             12/01/2021               91
       225     Fannie Mae(+)                                               5.00              6/01/2023              238
        63     Fannie Mae(+)                                               5.00              9/01/2023               65
       339     Fannie Mae(+)                                               5.00              2/01/2024              353
       188     Fannie Mae(+)                                               5.50             12/01/2020              193
       235     Fannie Mae(+)                                               5.50              2/01/2023              251
       669     Fannie Mae(+)                                               5.50              6/01/2023              714
       179     Fannie Mae(+)                                               5.50              9/01/2023              192
       631     Fannie Mae(+)                                               5.50              6/01/2024              672
       272     Fannie Mae(+)                                               6.00             10/01/2022              288
       396     Fannie Mae(+)                                               6.00              1/01/2023              427
       651     Fannie Mae(+)                                               6.00              1/01/2023              701
       354     Fannie Mae(+)                                               6.00              7/01/2023              376
     1,262     Freddie Mac(+)                                              1.56             10/25/2018            1,262
     4,333     Freddie Mac(+)                                              1.78             10/25/2020            4,334
     8,000     Freddie Mac(+)                                              2.72              6/25/2022            8,207
       942     Freddie Mac(+)                                              3.35(b)           4/01/2035              989
       136     Freddie Mac(+)                                              5.00              5/01/2020              140
       171     Freddie Mac(+)                                              5.00              9/01/2020              175
         1     Freddie Mac(+)                                              5.50             11/01/2018                1
       274     Freddie Mac(+)                                              5.50              4/01/2021              286
                                                                                                             ----------
                                                                                                                 50,509
                                                                                                             ----------
               Total U.S. Government Agency Issues (cost: $54,710)                                               55,079
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               U.S. TREASURY SECURITIES (7.3%)(j)

               NOTES (7.3%)
  $  5,000     1.00%, 3/15/2018                                                                              $    4,994
    25,000     1.25%, 10/31/2018                                                                                 24,992
    10,000     1.25%, 1/31/2019                                                                                   9,991
    10,000     1.13%, 5/31/2019                                                                                   9,964
    10,000     1.25%, 1/31/2020                                                                                   9,958
    15,000     1.38%, 2/29/2020                                                                                  14,976
    55,000     1.38%, 3/31/2020                                                                                  54,906
    45,000     1.38%, 9/30/2020                                                                                  44,762
    25,000     1.63%, 11/30/2020                                                                                 25,033
     5,000     1.38%, 1/31/2021                                                                                   4,959
     5,000     1.13%, 2/28/2021                                                                                   4,912
    15,000     1.88%, 11/30/2021                                                                                 15,076
     5,000     1.88%, 8/31/2022                                                                                   5,006
    10,000     1.38%, 6/30/2023                                                                                   9,663
                                                                                                             ----------
                                                                                                                239,192
                                                                                                             ----------
               Total U.S. Treasury Securities (cost: $239,768)                                                  239,192
                                                                                                             ----------

               MUNICIPAL BONDS (6.1%)

               AIRPORT/PORT (0.1%)
     2,000     Port of Corpus Christi Auth. of Nueces County               1.24%            12/01/2017            1,999
                                                                                                             ----------
               APPROPRIATED DEBT (0.2%)
     2,500     Jacksonville                                                1.41             10/01/2017            2,502
     4,000     Jacksonville                                                1.70             10/01/2018            4,010
                                                                                                             ----------
                                                                                                                  6,512
                                                                                                             ----------
               COMMUNITY SERVICE (0.1%)
     1,650     Art Institute of Chicago                                    2.48              3/01/2019            1,655
                                                                                                             ----------
               EDUCATION (1.3%)
     2,500     Horace Mann School                                          2.48              7/01/2022            2,500
    10,000     New Jersey EDA                                              2.42              6/15/2018            9,985
    12,500     New Jersey EDA                                              4.45              6/15/2020           12,946
     2,110     New York Dormitory Auth.                                    2.04              7/01/2018            2,111
     1,000     New York Dormitory Auth.                                    1.98              7/01/2019              992
     3,870     New York Dormitory Auth.                                    2.30              7/01/2019            3,872
     1,270     New York Dormitory Auth.                                    2.24              7/01/2020            1,254
     5,125     New York Dormitory Auth.                                    2.57              7/01/2020            5,138
     1,550     New York Dormitory Auth.                                    2.44              7/01/2021            1,526
     1,000     Pennsylvania Public School Building Auth. (INS)             1.97             12/01/2017            1,002
     2,640     Pennsylvania Public School Building Auth. (INS)             2.41             12/01/2018            2,662
                                                                                                             ----------
                                                                                                                 43,988
                                                                                                             ----------

================================================================================

42  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES (1.3%)
  $ 16,530     Appling County Dev. Auth                                    2.40%             1/01/2038(k)    $   16,582
     5,000     Beaver County IDA                                           4.75              8/01/2033(k)         5,121
    10,000     Missouri Environmental Improvement and Energy
                 Resources Auth.                                           2.88              5/01/2038(k)        10,110
    10,000     South Carolina Public Service Auth.                         2.39             12/01/2023            9,371
                                                                                                             ----------
                                                                                                                 41,184
                                                                                                             ----------
               ELECTRIC/GAS UTILITIES (0.3%)
     1,375     Florida Municipal Power Agency                              2.20             10/01/2020            1,379
     2,500     Florida Municipal Power Agency                              2.38             10/01/2021            2,508
     6,265     Long Island Power Auth.                                     2.36              9/01/2018            6,300
                                                                                                             ----------
                                                                                                                 10,187
                                                                                                             ----------
               GENERAL OBLIGATION (1.3%)
     3,000     City of West Haven                                          2.70              3/15/2018            2,999
     5,395     Clintondale Community School County of Macomb               2.61              5/01/2021            5,469
     4,000     Clintondale Community School County of Macomb               2.84              5/01/2022            4,103
     2,403     Glassboro Borough                                           2.00              1/10/2018            2,405
     2,392     Glen Cove                                                   2.50              4/05/2018            2,394
     2,000     Mount Clemens Community School District                     2.12              5/01/2019            2,012
     3,635     Mount Clemens Community School District                     2.46              5/01/2020            3,679
     1,500     Oyster Bay                                                  3.25              2/01/2018            1,500
     2,260     Oyster Bay                                                  3.50              2/02/2018            2,281
       600     Oyster Bay                                                  3.55              2/01/2019              600
     1,830     Oyster Bay                                                  3.80              2/01/2020            1,833
     3,000     San Bernardino CCD                                          2.14              8/01/2018            3,015
     2,000     Scranton School District                                    4.13              6/15/2034(k)         2,030
     3,000     State of Illinois                                           5.00              1/01/2018            3,040
     5,035     State of Illinois                                           5.67              3/01/2018            5,127
                                                                                                             ----------
                                                                                                                 42,487
                                                                                                             ----------
               MULTI-UTILITIES (0.2%)
     5,000     New York Energy Research and Dev. Auth.                     2.38              7/01/2026(k)         5,100
                                                                                                             ----------
               MUNICIPAL FINANCE (0.1%)
       389     Kentucky Asset/Liability Commission                         3.17              4/01/2018              392
     4,650     Pennsylvania IDA(a)                                         2.97              7/01/2021            4,669
                                                                                                             ----------
                                                                                                                  5,061
                                                                                                             ----------
               NURSING/CCRC (0.6%)
     3,225     ACTS Retirement-Life Communities, Inc.                      1.85             11/15/2017            3,209
     3,000     ACTS Retirement-Life Communities, Inc.                      2.18             11/16/2018            2,961
       750     ACTS Retirement-Life Communities, Inc.                      2.47             11/16/2019              737
     8,500     Wisconsin Public Finance Auth.                              2.63             11/01/2019            8,500

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
  $  4,000     Wisconsin Public Finance Auth. (LOC -
                 Citizens Financial Group)                                 2.75%             6/01/2020       $    3,996
                                                                                                             ----------
                                                                                                                 19,403
                                                                                                             ----------
               SALES TAX (0.0%)
     1,500     Arizona School Facilities Board                             1.47              9/01/2017            1,501
                                                                                                             ----------
               SEMICONDUCTORS (0.0%)
     1,000     Sandoval County                                             1.95              6/01/2018            1,002
                                                                                                             ----------
               SPECIAL ASSESSMENT/TAX/FEE (0.5%)
     2,195     Channahon                                                   4.00              1/01/2020            2,219
     5,000     New Jersey Transportation Trust Fund Auth.                  1.76             12/15/2018            4,958
    10,000     New York MTA (ETM)                                          1.47              7/01/2018           10,010
                                                                                                             ----------
                                                                                                                 17,187
                                                                                                             ----------
               WATER/SEWER UTILITY (0.1%)
       665     Chicago Wastewater Transmission                             2.59              1/01/2018              665
       535     Chicago Wastewater Transmission                             3.38              1/01/2019              536
       500     Chicago Wastewater Transmission                             3.73              1/01/2020              501
     2,520     Chicago Wastewater Transmission                             4.31              1/01/2021            2,569
                                                                                                             ----------
                                                                                                                  4,271
                                                                                                             ----------
               Total Municipal Bonds (cost: $200,950)                                                           201,537
                                                                                                             ----------
               Total Bonds (cost: $3,040,632)                                                                 3,074,590
                                                                                                             ----------
-----------------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-----------------------------------------------------------------------------------------------------------------------
               EQUITY SECURITIES (0.1%)

               PREFERRED STOCKS (0.1%)

               FINANCIALS (0.1%)
               ----------------
               DIVERSIFIED BANKS (0.1%)
   200,000     Citigroup Capital XIII, 7.68%(cost: $5,470)                                                        5,476
                                                                                                             ----------

================================================================================

44  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (6.0%)

               COMMERCIAL PAPER (4.8%)

               CONSUMER DISCRETIONARY (1.1%)
               ----------------------------
               AUTOMOBILE MANUFACTURERS (0.6%)
$    5,302     Hyundai Capital America(a),(l)                              1.40%             8/02/2017       $    5,302
    16,000     Hyundai Capital America(a),(l)                              1.33              8/04/2017           15,998
                                                                                                             ----------
                                                                                                                 21,300
                                                                                                             ----------
               AUTOMOTIVE RETAIL (0.2%)
     5,457     Autozone, Inc.(a),(l)                                       1.36              8/03/2017            5,457
                                                                                                             ----------
               SPECIALIZED CONSUMER SERVICES (0.3%)
    10,239     ERAC USA Finance, LLC(a),(l)                                1.40              8/18/2017           10,232
                                                                                                             ----------
               Total Consumer Discretionary                                                                      36,989
                                                                                                             ----------
               CONSUMER STAPLES (0.2%)
               ----------------------
               PACKAGED FOODS & MEAT (0.2%)
     5,183     Campbell Soup Co.(a),(l)                                    1.33              9/07/2017            5,176
                                                                                                             ----------
               ENERGY (0.5%)
               ------------
               OIL & GAS EXPLORATION & PRODUCTION (0.2%)
     5,851     Canadian Natural Resources Ltd.(a),(l)                      1.53              8/09/2017            5,849
                                                                                                             ----------
               OIL & GAS REFINING & MARKETING (0.3%)
    10,453     Motiva Enterprises, LLC                                     1.40              8/10/2017           10,449
                                                                                                             ----------
               Total Energy                                                                                      16,298
                                                                                                             ----------
               MATERIALS (1.0%)
               ---------------
               DIVERSIFIED CHEMICALS (0.6%)
     9,555     E.I. du Pont de Nemours and Co.(a),(l)                      1.38              8/08/2017            9,553
    10,000     E.I. du Pont de Nemours and Co.(a),(l)                      1.34              8/11/2017            9,996
                                                                                                             ----------
                                                                                                                 19,549
                                                                                                             ----------
               SPECIALTY CHEMICALS (0.4%)
    15,000     Albemarle Corp.(a),(l)                                      1.66              8/09/2017           14,994
                                                                                                             ----------
               Total Materials                                                                                   34,543
                                                                                                             ----------
               TELECOMMUNICATION SERVICES (0.5%)
               --------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
    15,000     Bell Canada(a),(l)                                          1.39              8/28/2017           14,984

               UTILITIES (1.5%)
               ---------------
               ELECTRIC UTILITIES (0.5%)
    13,261     Duke Energy Corp.(a),(l)                                    1.40              8/01/2017           13,261
     3,872     Duke Energy Corp.(a),(l)                                    1.37              8/04/2017            3,872
                                                                                                             ----------
                                                                                                                 17,133
                                                                                                             ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON                                  VALUE
(000)          SECURITY                                                    RATE               MATURITY            (000)
-----------------------------------------------------------------------------------------------------------------------
               GAS UTILITIES (0.0%)
$    1,555     Spire, Inc.(a),(l)                                          1.42%             8/01/2017       $    1,555
                                                                                                             ----------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
    15,850     Southern Power Co.(a),(l)                                   1.43              8/15/2017           15,841
                                                                                                             ----------
               MULTI-UTILITIES (0.5%)
    14,800     Sempra Global(a),(l)                                        1.37              8/07/2017           14,797
                                                                                                             ----------
               Total Utilities                                                                                   49,326
                                                                                                             ----------
               Total Commercial Paper                                                                           157,316
                                                                                                             ----------

               VARIABLE-RATE DEMAND NOTES (1.2%)

               ENERGY (0.3%)
               ------------
               OIL & GAS REFINING & MARKETING (0.3%)
    10,000     Port of Port Arthur Navigation District                     1.51             12/01/2027           10,000
                                                                                                             ----------
               INDUSTRIALS (0.1%)
               -----------------
               AIRPORT SERVICES (0.1%)
     2,235     Metropolitan Nashville Airport Auth.
                 (LOC - Regions Bank)                                      2.12              4/01/2030            2,235
                                                                                                             ----------
               MATERIALS (0.6%)
               ---------------
               FOREST PRODUCTS (0.3%)
     9,200     Liberty County IDA                                          1.02             10/01/2028            9,200
                                                                                                             ----------
               STEEL (0.3%)
    10,000     Illinois Finance Auth. (LOC -
                 UniCredit Bank A.G.)                                      3.50              2/01/2037           10,000
                                                                                                             ----------
               Total Materials                                                                                   19,200
                                                                                                             ----------
               MUNICIPAL BONDS (0.2%)
               ---------------------
               SINGLE FAMILY HOUSING (0.2%)
     8,275     Illinois Housing Development Auth. (LOC -
                 Federal Home Loan Bank of Chicago)                        1.35              8/01/2034            8,275
                                                                                                             ----------
               Total Variable-Rate Demand Notes                                                                  39,710
                                                                                                             ----------

-----------------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
-----------------------------------------------------------------------------------------------------------------------
               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.0%)
     1,541     State Street Institutional Treasury Money Market Fund
                 Premier Class, 0.92%(m)                                                                              2
                                                                                                             ----------
               Total Money Market Instruments (cost: $197,028)                                                  197,028
                                                                                                             ----------

================================================================================

46  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
NUMBER                                                                                                            VALUE
OF SHARES      SECURITY                                                                                           (000)
-----------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS PURCHASED WITH CASH COLLATERAL
               FROM SECURITIES LOANED (0.2%)

               GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (0.2%)
    25,000     Federated Government Obligations Fund Institutional Class, 0.86%(m)                           $       25
 4,711,770     Goldman Sachs Financial Square Government Fund Institutional
                 Class, 0.91%(m)                                                                                  4,712
   912,872     Invesco Government & Agency Portfolio Institutional Class, 0.93%(m)                                  913
   101,019     Morgan Stanley Institutional Liquidity Funds Government
                 Portfolio Institutional Class, 0.88%(m)                                                            101
   652,379     Western Asset Institutional Government Reserves Institutional Class, 0.90%(m)                        652
                                                                                                             ----------
               Total Short-Term Investments Purchased with Cash Collateral from
                 Securities Loaned (cost: $6,403)                                                                 6,403
                                                                                                             ----------

               TOTAL INVESTMENTS (COST: $3,249,533)                                                          $3,283,497
                                                                                                             ==========

-----------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                      VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------------
ASSETS                                          LEVEL 1                LEVEL 2            LEVEL 3                 TOTAL
-----------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                        $      -             $1,644,301             $3,690            $1,647,991
  Eurodollar and Yankee Obligations                   -                464,493                  -               464,493
  Foreign Government Obligations                      -                 20,084                  -                20,084
  Asset-Backed Securities                             -                284,433                  -               284,433
  Collateralized Loan Obligations                     -                 62,317                  -                62,317
  Collateralized Mortgage Obligations                 -                  3,206                  -                 3,206
  Commercial Mortgage Securities                      -                 96,258                  -                96,258
  U.S. Government Agency Issues                       -                 55,079                  -                55,079
  U.S. Treasury Securities                      239,192                      -                  -               239,192
  Municipal Bonds                                     -                201,537                  -               201,537

Equity Securities:
  Preferred Stocks                                    -                  5,476                  -                 5,476

Money Market Instruments:
  Commercial Paper                                    -                157,316                  -               157,316
  Variable-Rate Demand Notes                          -                 39,710                  -                39,710
  Government & U.S. Treasury Money
  Market Funds                                        2                      -                  -                     2
Short-Term Investments Purchased with
  Cash Collateral from Securities Loaned:
  Government & U.S. Treasury Money Market
    Funds                                         6,403                      -                  -                 6,403
-----------------------------------------------------------------------------------------------------------------------
Total                                          $245,597             $3,034,210             $3,690            $3,283,497
-----------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                         RECONCILIATION OF LEVEL 3 INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
                                                                                 CORPORATE          COLLATERALIZED LOAN
($ IN 000s)                                                                    OBLIGATIONS                  OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                                         $    -                      $ 3,000
Purchases                                                                                -                            -
Sales                                                                                 (342)                           -
Transfers into Level 3                                                               4,037                            -
Transfers out of Level 3                                                                 -                       (3,000)
Net realized gain (loss) on investments                                                  1                            -
Change in net unrealized appreciation/(depreciation) of investments                     (6)                           -
-----------------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2017                                                         $3,690                      $     -
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           FAIR VALUE LEVEL TRANSFERS
--------------------------------------------------------------------------------

For the period of August 1, 2016, through July 31, 2017, the table below shows the transfers between Level 1, Level 2, and Level 3. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

-----------------------------------------------------------------------------------------------------------------------
                                                  TRANSFERS INTO             TRANSFERS INTO              TRANSFERS INTO
                                                        (OUT OF)                   (OUT OF)                    (OUT OF)
ASSETS ($ IN 000s)                                       LEVEL 1                    LEVEL 2                     LEVEL 3
-----------------------------------------------------------------------------------------------------------------------
Corporate Obligations(I)                                      $-                   $(4,037)                     $ 4,037
Collateralized Loan Obligations(II)                            -                     3,000                       (3,000)
-----------------------------------------------------------------------------------------------------------------------
Total                                                         $-                   $(1,037)                     $ 1,037
-----------------------------------------------------------------------------------------------------------------------

(I)  Transferred from Level 2 to Level 3 due to single broker quote.
(II) Transferred from Level 3 to Level 2 due to the availability of significant observable inputs.

================================================================================

48  | USAA SHORT-TERM BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.6% of net assets at July 31, 2017.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

    loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED LOAN OBLIGATIONS (CLOs) - Collateralized loan obligations are securities issued by entities that are collateralized by a pool of loans. CLOs are issued in multiple classes (tranches), and can be equity or debt with specific adjustable or fixed interest rates, and varying maturities. The cash flow from the underlying loans is used to pay off each tranche separately within the debt, or senior tranches. Equity, or subordinated tranches, typically are not paid a cash flow but do offer ownership in the CLO itself in the event of a sale.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out

================================================================================

50  | USAA SHORT-TERM BOND FUND

================================================================================

    provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD      Community College District
    EDA      Economic Development Authority
    ETM      Escrowed to final maturity
    IDA      Industrial Development Authority/Agency
    MTA      Metropolitan Transportation Authority
    REIT     Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital.
             Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: Build America Mutual Assurance Co. or MBIA Insurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  51

================================================================================

             no assurance that the insurance company will meet its obligations.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at July 31, 2017.

    (c) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2017. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) The security, or a portion thereof, was out on loan as of July 31, 2017.

    (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (f) At July 31, 2017, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

================================================================================

52  | USAA SHORT-TERM BOND FUND

================================================================================

    (g) At July 31, 2017, the aggregate market value of securities purchased on a delayed-delivery basis was $5,094,000, all of which were when-issued securities.

    (h) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2017, was $28,182,000, which represented 0.9% of the Fund's net assets.

    (i) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (j) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  53

================================================================================

    (k) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (l) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(a)(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(a)(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (m) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

See accompanying notes to financial statements.

================================================================================

54  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $6,234) (cost of $3,249,533)                                      $3,283,497
   Cash                                                                                              607
   Receivables:
      Capital shares sold                                                                          3,938
      USAA Asset Management Company (Note 7C)                                                          3
      Interest                                                                                    20,333
      Securities sold                                                                                596
      Other                                                                                            1
                                                                                              ----------
          Total assets                                                                         3,308,975
                                                                                              ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                             6,403
      Securities purchased                                                                        15,536
      Capital shares redeemed                                                                      3,391
      Dividends on capital shares                                                                    152
   Accrued management fees                                                                           807
   Accrued transfer agent's fees                                                                      61
   Other accrued expenses and payables                                                               229
                                                                                              ----------
          Total liabilities                                                                       26,579
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $3,282,396
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $3,251,571
   Overdistribution of net investment income                                                         (12)
   Accumulated net realized loss on investments and futures transactions                          (3,127)
   Net unrealized appreciation of investments                                                     33,964
                                                                                              ----------
              Net assets applicable to capital shares outstanding                             $3,282,396
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,301,428/141,287 capital shares
          outstanding, no par value)                                                          $     9.21
                                                                                              ==========
       Institutional Shares (net assets of $1,954,307/212,276 capital
          shares outstanding, no par value)                                                   $     9.21
                                                                                              ==========
       Adviser Shares (net assets of $21,532/2,337 capital shares
          outstanding, no par value)                                                          $     9.21
                                                                                              ==========
       R6 Shares (net assets of $5,129/557 capital shares outstanding,
          no par value)                                                                       $     9.21
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  55

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                     $   374
   Interest income                                                                                81,176
   Securities lending (net)                                                                            3
                                                                                                 -------
       Total income                                                                               81,553
                                                                                                 -------
EXPENSES
   Management fees                                                                                 9,280
   Administration and servicing fees:
       Fund Shares                                                                                 2,023
       Institutional Shares                                                                        1,855
       Adviser Shares                                                                                 25
       R6 Shares*                                                                                      2
   Transfer agent's fees:
       Fund Shares                                                                                 2,052
       Institutional Shares                                                                        1,855
       Adviser Shares                                                                                  6
   Distribution and service fees (Note 7E):
       Adviser Shares                                                                                 42
   Custody and accounting fees:
       Fund Shares                                                                                   189
       Institutional Shares                                                                          246
       Adviser Shares                                                                                  2
       R6 Shares*                                                                                      1
   Postage:
       Fund Shares                                                                                   163
       Institutional Shares                                                                          234
       Adviser Shares                                                                                  1
   Shareholder reporting fees:
       Fund Shares                                                                                    55
       Institutional Shares                                                                           18
   Trustees' fees                                                                                     32
   Registration fees:
       Fund Shares                                                                                    51
       Institutional Shares                                                                           35
       Adviser Shares                                                                                 20

================================================================================

56  | USAA SHORT-TERM BOND FUND

================================================================================

       R6 Shares*                                                                                $    22
   Professional fees                                                                                 199
   Other                                                                                              57
                                                                                                 -------
      Total expenses                                                                              18,465
                                                                                                 -------
   Expenses reimbursed:
       R6 Shares*                                                                                    (21)
                                                                                                 -------
           Net expenses                                                                           18,444
                                                                                                 -------
NET INVESTMENT INCOME                                                                             63,109
                                                                                                 -------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain on:
       Investments                                                                                    54
       Futures transactions                                                                            2
   Change in net unrealized appreciation/(depreciation)                                            3,479
                                                                                                 -------
           Net realized and unrealized gain                                                        3,535
                                                                                                 -------
   Increase in net assets resulting from operations                                              $66,644
                                                                                                 =======

* R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  57

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                               2017                 2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $   63,109           $   68,179
   Net realized gain (loss) on investments                                       54               (2,837)
   Net realized gain on long-term capital gain distributions
       from other investment companies                                            -                   27
   Net realized gain on futures transactions                                      2                    -
   Change in net unrealized appreciation/(depreciation) of
       investments                                                            3,479               11,252
                                                                         -------------------------------
       Increase in net assets resulting from operations                      66,644               76,621
                                                                         -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                          (25,582)             (27,924)
       Institutional Shares                                                 (37,170)             (39,973)
       Adviser Shares                                                          (286)                (231)
       R6 Shares*                                                               (71)                   -
                                                                         -------------------------------
       Distributions to shareholders                                        (63,109)             (68,128)
                                                                         -------------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                              (99,240)            (425,322)
   Institutional Shares                                                       9,130             (302,371)
   Adviser Shares                                                             8,709                 (611)
   R6 Shares*                                                                 5,076                    -
                                                                         -------------------------------
            Total net decrease in net assets from capital share
               transactions                                                 (76,325)            (728,304)
                                                                         -------------------------------
   Net decrease in net assets                                               (72,790)            (719,811)
NET ASSETS
   Beginning of year                                                      3,355,186            4,074,997
                                                                         -------------------------------
   End of year                                                           $3,282,396           $3,355,186
                                                                         ===============================
Overdistribution of net investment income:
   End of year                                                           $      (12)          $        -
                                                                         ===============================

* R6 Shares commenced operations on December 1, 2016.

See accompanying notes to financial statements.

================================================================================

58  | USAA SHORT-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Short-Term Bond Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of four classes of shares: Short-Term Bond Fund Shares (Fund Shares), Short-Term Bond Fund Institutional Shares (Institutional Shares), Short-Term Bond Fund Adviser Shares (Adviser Shares), and effective December 1, 2016, a new share class designated Short-Term Bond Fund R6 Shares (R6 Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services. The R6 Shares are available for investment by participants in employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants and to endowment funds and foundations.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

60  | USAA SHORT-TERM BOND FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

        prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the settlement price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the

================================================================================

62  | USAA SHORT-TERM BOND FUND

================================================================================

        securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

    The valuation of securities falling in the Level 3 category is primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of July 31, 2017, the Fund's outstanding delayed-delivery commitments, including interest purchased, were

================================================================================

64  | USAA SHORT-TERM BOND FUND

================================================================================

    $5,555,000; all of which were when-issued securities. Also included in these amounts is $500,000, for securities which were sold prior to July 31, 2017.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $24,000, which represents 4.3% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for perpetual bond and hybrid interest adjustments resulted in reclassifications to the Statement of Assets and Liabilities to increase overdistribution of net investment income and decrease accumulated net realized loss on investments by $12,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                                    2017                 2016
                                                --------------------------------
Ordinary income*                                $63,109,000          $68,128,000

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                           116,000
Accumulated capital and other losses                                  (3,181,000)
Unrealized appreciation of investments                                34,049,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

66  | USAA SHORT-TERM BOND FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on hybrid interest accrual, and perpetual bonds adjustments.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended July 31, 2017, the Fund utilized post-enactment capital loss carryforwards of $65,000, to offset capital gains. At July 31, 2017, the Fund had net capital loss carryforwards of $3,181,000, for federal income tax purposes as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                      ---------------------------------------
                                    TAX CHARACTER
                      ---------------------------------------
                      (NO EXPIRATION)                BALANCE
                      ---------------              ----------
                        Short-Term                 $1,404,000
                        Long-Term                   1,777,000
                                                   ----------
                          Total                    $3,181,000
                                                   ==========

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $945,155,000 and $1,062,913,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $3,249,448,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $38,233,000 and $4,184,000, respectively, resulting in net unrealized appreciation of $34,049,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $3,000, which is net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having a fair market value of approximately $6,234,000, and the value of the cash collateral received was $6,403,000.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

68  | USAA SHORT-TERM BOND FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                   YEAR ENDED                          YEAR ENDED
                                                  JULY 31, 2017                       JULY 31, 2016
---------------------------------------------------------------------------------------------------------
                                            SHARES            AMOUNT            SHARES            AMOUNT
                                           --------------------------------------------------------------
FUND SHARES:
Shares sold                                 30,743          $ 281,959           40,685        $   370,296
Shares issued from
  reinvested dividends                       2,703             24,795            2,932             26,699
Shares redeemed                            (44,303)          (405,994)         (90,746)          (822,317)
                                           --------------------------------------------------------------
Net decrease from
  capital share transactions               (10,857)         $ (99,240)         (47,129)       $  (425,322)
                                           ==============================================================
INSTITUTIONAL SHARES:
Shares sold                                 49,690          $ 455,261           95,878        $   868,848
Shares issued from
  reinvested dividends                       3,981             36,510            4,313             39,243
Shares redeemed                            (52,574)          (482,641)        (133,581)        (1,210,462)
                                           --------------------------------------------------------------
Net increase (decrease) from
  capital share transactions                 1,097          $   9,130          (33,390)       $  (302,371)
                                           ==============================================================
ADVISER SHARES:
Shares sold                                  1,486          $  13,616              680        $     6,202
Shares issued from
  reinvested dividends                          18                162               16                151
Shares redeemed                               (552)            (5,069)            (765)            (6,964)
                                           --------------------------------------------------------------
Net increase (decrease) from
  capital share transactions                   952          $   8,709              (69)       $      (611)
                                           ==============================================================
R6 SHARES (COMMENCED ON
DECEMBER 1, 2016):
Shares sold                                    557          $   5,077                -        $         -
Shares issued from
  reinvested dividends                           -*                 -*               -                  -
Shares redeemed                                 (-)*               (1)               -                  -
                                           --------------------------------------------------------------
Net increase from capital
  share transactions                           557          $   5,076                -        $         -
                                           ==============================================================

*Represents less than 500 shares or $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the year ended July 31, 2017, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Short Investment Grade Bond Funds Index. The Lipper Short Investment Grade Bond Funds Index tracks the total return performance of funds within the Lipper Short Investment Grade Debt Funds category.

    The performance period for each share class consists of the current month plus the previous 35 months. The performance period for the R6 Shares commenced on December 1, 2016, and includes the performance of the Fund Shares for periods prior to December 1, 2016. The following table is utilized to determine the extent of the performance adjustment:

     OVER/UNDER PERFORMANCE
     RELATIVE TO INDEX                              ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS)(1)                           (IN BASIS POINTS)(1)
     ---------------------------------------------------------------------
     +/- 20 TO 50                                   +/- 4
     +/- 51 to 100                                  +/- 5
     +/- 101 and greater                            +/- 6

     (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

70  | USAA SHORT-TERM BOND FUND

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $9,280,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and R6 Shares of $644,000, $899,000, and less than $500, respectively. For the Fund Shares, Institutional Shares, and R6 Shares, the performance adjustments were 0.05%, 0.05%, and 0.01%, respectively. For the year ended July 31, 2017, the Adviser Shares did not incur any performance adjustment.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, 0.10% of average net assets of the Institutional Shares, and 0.05% of average net assets of the R6 Shares. For the year ended July 31, 2017 (and for the period from December 1, 2016, to July 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,023,000, $1,855,000, $25,000, and $2,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

    $76,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the R6 Shares to 0.39% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the period from December 1, 2016, to July 31, 2017, the R6 Shares incurred reimbursable expenses of $21,000, of which $3,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' and 0.01% of the R6 Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2017 (and for the period from December 1, 2016 to July 31, 2017, for the R6 Shares), the Fund Shares, Institutional Shares, Adviser Shares, and R6 Shares incurred transfer agent's fees, paid or payable to SAS, of $2,052,000, $1,855,000, $6,000, and less than $500, respectively. Additionally, the Fund Shares and R6 Shares each recorded a capital contribution from SAS of less than $500 at July 31, 2017, for adjustments related to corrections to certain shareholder transactions.

E. DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and

================================================================================

72  | USAA SHORT-TERM BOND FUND

================================================================================

    shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $42,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                                0.4
Target Retirement Income                                                2.8
Target Retirement 2020                                                  2.5
Target Retirement 2030                                                  0.9
Target Retirement 2040                                                  0.0*
Target Retirement 2060                                                  0.0*

* Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2017, USAA and its affiliates owned 542,000 Adviser Shares and 548,000 R6 Shares, which represents 23.2% of the Adviser Shares outstanding, 98.5% of the R6 Shares outstanding, and 0.3% of the Fund's total outstanding shares.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended July 31, 2017, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA funds at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                      COST TO      GAIN (LOSS)
SELLER                              PURCHASER        PURCHASER      TO SELLER
-------------------------------------------------------------------------------
Real Return                      Short-Term Bond     $2,121,000      $53,000

(10) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

74  | USAA SHORT-TERM BOND FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                               --------------------------------------------------------------------------
                                     2017            2016            2015            2014            2013
                               --------------------------------------------------------------------------
Net asset value at
  beginning of period          $     9.20      $     9.15      $     9.23      $     9.19      $     9.24
                               --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .17             .16             .15             .17             .20
  Net realized and
    unrealized gain (loss)            .01             .05            (.08)            .04            (.05)
                               --------------------------------------------------------------------------
Total from investment
  operations                          .18             .21             .07             .21             .15
                               --------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.17)           (.16)           (.15)           (.17)           (.20)
  Realized capital gains                -               -            (.00)(a)           -            (.00)(a)
                               --------------------------------------------------------------------------
Total distributions                  (.17)           (.16)           (.15)           (.17)           (.20)
                               --------------------------------------------------------------------------
Net asset value at
  end of period                $     9.21      $     9.20      $     9.15      $     9.23      $     9.19
                               ==========================================================================
Total return (%)*                    2.02            2.34             .83            2.28            1.61
Net assets at end
  of period (000)              $1,301,428      $1,400,054      $1,823,922      $1,683,052      $1,657,261
Ratios to average
  net assets:**
  Expenses (%)(b)                     .63             .61             .62             .63             .64
  Net investment
    income (%)                       1.90            1.76            1.65            1.83            2.14
Portfolio turnover (%)                 31              22              31              28              25

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $1,348,332,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                        -               -               -            (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                               --------------------------------------------------------------------------
                                     2017            2016            2015            2014            2013
                               --------------------------------------------------------------------------
Net asset value at
  beginning of period          $     9.20      $     9.15      $     9.23      $     9.18      $     9.24
                               --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .18             .17             .16             .18             .21
  Net realized and
    unrealized gain (loss)            .01             .05            (.08)            .05            (.06)
                               --------------------------------------------------------------------------
Total from investment
  operations                          .19             .22             .08             .23             .15
                               --------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.18)           (.17)           (.16)           (.18)           (.21)
  Realized capital gains                -               -            (.00)(a)           -            (.00)(a)
                               --------------------------------------------------------------------------
Total distributions                  (.18)           (.17)           (.16)           (.18)           (.21)
                               --------------------------------------------------------------------------
Net asset value at
  end of period                $     9.21      $     9.20      $     9.15      $     9.23      $     9.18
                               ==========================================================================
Total return (%)*                    2.13            2.44             .95            2.54            1.66
Net assets at end
  of period (000)              $1,954,307      $1,942,385      $2,237,771      $1,977,300      $1,697,847
Ratios to average
  net assets:**
  Expenses (%)(b)                     .53             .51             .50             .49             .48
  Net investment
    income (%)                       2.00            1.87            1.76            1.96            2.24
Portfolio turnover (%)                 31              22              31              28              25

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one  year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $1,854,922,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as  follows:
                                        -               -               -            (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

76  | USAA SHORT-TERM BOND FUND

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                                  -----------------------------------------------------------------------
                                     2017            2016            2015            2014            2013
                                  -----------------------------------------------------------------------
Net asset value at
  beginning of period             $  9.20         $  9.15         $  9.23         $  9.19          $ 9.24
                                  -----------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .16             .14             .13             .15             .17
  Net realized and
    unrealized gain (loss)            .01             .05            (.08)            .04            (.05)
                                  -----------------------------------------------------------------------
Total from investment
  operations                          .17             .19             .05             .19             .12
                                  -----------------------------------------------------------------------
Less distributions from:
  Net investment income              (.16)           (.14)           (.13)           (.15)           (.17)
  Realized capital gains                -               -            (.00)(a)           -            (.00)(a)
                                  -----------------------------------------------------------------------
Total distributions                  (.16)           (.14)           (.13)           (.15)           (.17)
                                  -----------------------------------------------------------------------
Net asset value at
  end of period                   $  9.21         $  9.20         $  9.15         $  9.23          $ 9.19
                                  =======================================================================
Total return (%)*                    1.82            2.08             .59            2.07            1.35
Net assets at end
  of period (000)                 $21,532         $12,747         $13,304         $13,056          $9,872
Ratios to average
  net assets:**
  Expenses (%)(c)                     .82             .86             .85(b)          .84             .90
  Expenses, excluding
    reimbursements (%)(c)             .82             .86             .85             .84            1.01
  Net investment income (%)          1.70            1.52            1.41            1.62            1.85
Portfolio turnover (%)                 31              22              31              28              25

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $16,813,000.
(a) Represents less than $0.01 per share.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares'
    average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                        -               -               -            (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

(11) FINANCIAL HIGHLIGHTS (CONTINUED) - R6 SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                                           PERIOD ENDED
                                                                                             JULY 31,
                                                                                               2017***
                                                                                           ------------
Net asset value at beginning of period                                                       $ 9.12
                                                                                             ------
Income from investment operations:
  Net investment income                                                                         .13
  Net realized and unrealized gain                                                              .09
                                                                                             ------
Total from investment operations                                                                .22
                                                                                             ------
Less distributions from:
  Net investment income                                                                        (.13)
                                                                                             ------
Net asset value at end of period                                                             $ 9.21
                                                                                             ======
Total return (%)*                                                                              2.43
Net assets at end of period (000)                                                            $5,129
Ratios to average net assets:**
  Expenses (%)(a)                                                                               .39
  Expenses, excluding reimbursements (%)(a)                                                    1.02
  Net investment income (%)(a)                                                                 2.14
Portfolio turnover (%)                                                                           31

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended July 31, 2017, average net assets were $5,035,000.
*** R6 Shares commenced operations on December 1, 2016.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

78  | USAA SHORT-TERM BOND FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

                                                           EXPENSE EXAMPLE |  79

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING               ENDING               DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE          FEBRUARY 1, 2017 -
                                        FEBRUARY 1, 2017        JULY 31, 2017           JULY 31, 2017
                                        -----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $1,016.20                  $3.15

Hypothetical
 (5% return before expenses)                1,000.00               1,021.67                   3.16

INSTITUTIONAL SHARES
Actual                                      1,000.00               1,017.80                   2.60

Hypothetical
 (5% return before expenses)                1,000.00               1,022.22                   2.61

ADVISER SHARES
Actual                                      1,000.00               1,015.40                   4.00

Hypothetical
 (5% return before expenses)                1,000.00               1,020.83                   4.01

R6 SHARES
Actual                                      1,000.00               1,017.40                   1.95

Hypothetical
 (5% return before expenses)                1,000.00               1,022.86                   1.96

*Expenses are equal to the annualized expense ratio of 0.63% for Fund Shares, 0.52% for Institutional Shares, 0.80% for Adviser Shares, and 0.39% for R6 Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.62% for Fund Shares, 1.78% for Institutional Shares, 1.54% for Adviser Shares, and 1.74% for R6 Shares, for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

80  | USAA SHORT-TERM BOND FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                        ADVISORY AGREEMENT |  81

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of experience of the Manager, including the professional

================================================================================

82  | USAA SHORT-TERM BOND FUND

================================================================================

experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe).

Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below to the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were

================================================================================

                                                        ADVISORY AGREEMENT |  83

================================================================================

above the median of its expense group and below to the median of its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten- year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one-, three- and five-year periods ended December 31, 2016, and was in the top 10% of its performance universe for the ten-year period ended December 31, 2016.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect

================================================================================

84  | USAA SHORT-TERM BOND FUND

================================================================================

benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                        ADVISORY AGREEMENT |  85

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

86  | USAA SHORT-TERM BOND FUND

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  87

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

88  | USAA SHORT-TERM BOND FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  89

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

90  | USAA SHORT-TERM BOND FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (4) Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  91

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

92  | USAA SHORT-TERM BOND FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  93

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

     (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

94  | USAA SHORT-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23425-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA SCIENCE & TECHNOLOGY FUND]

 ============================================================

       ANNUAL REPORT
       USAA SCIENCE & TECHNOLOGY FUND
       FUND SHARES o ADVISER SHARES
       JULY 31, 2017

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

SHAREHOLDER VOTING RESULTS                                                    11

FINANCIAL INFORMATION

   Distributions to Shareholders                                              12

   Report of Independent Registered
     Public Accounting Firm                                                   13

   Portfolio of Investments                                                   14

   Notes to Portfolio of Investments                                          23

   Financial Statements                                                       25

   Notes to Financial Statements                                              29

EXPENSE EXAMPLE                                                               46

ADVISORY AGREEMENT                                                            48

TRUSTEES' AND OFFICERS' INFORMATION                                           56

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA SCIENCE & TECHNOLOGY FUND (THE FUND) SEEKS LONG-TERM CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days' written notice to shareholders. The Fund may invest up to 50% of its assets in foreign securities purchased in either foreign or U.S. markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP

    ROBERT L. DERESIEWICZ                    BRUCE L. GLAZER
    JOHN F. AVERILL, CFA                     ANITA M. KILLIAN, CFA

--------------------------------------------------------------------------------

o   PLEASE CHARACTERIZE THE PERFORMANCE OF THE MARKET OVER THE REPORTING
    PERIOD.

    Initially, the reporting period ended July 31, 2017, showed little movement among stocks. Risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investor optimism. Continuing U.S. employment gains and low inflation also helped to provide a positive backdrop for stocks. Equities hit a series of record highs during November and December 2016 on expectations that the new administration would reduce regulatory restrictions and increase fiscal stimulus by cutting corporate and individual taxes and boosting infrastructure spending. While the euphoria displayed by the markets following the 2016 U.S. presidential election receded in March 2017, as the administration's agenda stalled in Congress, continued solid economic news and corporate earnings growth sustained the market's rise. On the monetary policy front, the Federal Reserve (the Fed) raised short-term interest rates by 25 basis points three times over the reporting period; once in December 2016, and again in March and June 2017. Fed officials continued to emphasize a measured approach to normalizing U.S. monetary policy, which also provided a favorable environment for stocks.

================================================================================

2  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

o HOW DID THE USAA SCIENCE & TECHNOLOGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended July 31, 2017, the Fund Shares and Adviser Shares had total returns of 27.05% and 26.71%, respectively. This compares to returns of 16.03% for the S&P 500(R) Index, 29.27% for the S&P North American Technology Index, 8.66% for the S&P Composite 1500 Health Care Index, and 28.41% for the Lipper Science & Technology Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company LLP (Wellington Management) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID THE FUND'S TECHNOLOGY PORTION PERFORM DURING THE REPORTING PERIOD?

    Over the reporting period, the technology portion of the Fund outperformed the benchmark. Security selection was the primary driver of outperformance, as communications equipment, electronic equipment & instruments, Internet software & services, and Internet & direct marketing retail were top contributors. The relative outperformance was partially offset by non-benchmark allocations across health care equipment, auto, and electronics sub-sectors. Top individual contributors included Sunny Optical Technology Group Co. Ltd. (electronic equipment), Arista Networks, Inc. (communications equipment), and a lack of holdings in IBM (IT services). An underweight to Apple, Inc. (technology hardware,

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    storage & peripherals), a non-benchmark position in Toshiba Corp.* (industrial conglomerates), and an overweight to NVIDIA (semiconductors) were among the top individual detractors from performance.

o   HOW DID THE FUND'S HEALTH CARE PORTION PERFORM DURING THE REPORTING PERIOD?

    The health care portion of the Fund outperformed during the reporting period. Security selection was the primary driver of outperformance, as selection was strong in mid- and small-cap biopharmaceuticals. Partially offsetting these positive results was weak security selections in large-cap biopharmaceuticals. Within the health care portion of the Fund, top contributors to relative performance came from non-benchmark positions in Portola Pharmaceuticals, Inc. (biotechnology), ARIAD Pharmaceuticals, Inc.* (biotechnology), and Loxo Oncology, Inc. (biotechnology). A non-benchmark position in Ono Pharmaceutical Co. Ltd. (pharmaceuticals), as well as positions in AstraZeneca plc ADR (pharmaceuticals), and Endologix, Inc. (healthcare supplies) were among the largest detractors from relative performance during the reporting period.

    Thank you for allowing us to help you with your investment needs.

    *Toshiba Corp. and ARIAD Pharmaceuticals, Inc. were sold out of the Fund prior to July 31, 2017.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

INVESTMENT OVERVIEW USAA SCIENCE & TECHNOLOGY FUND SHARES (FUND SHARES) (Ticker Symbol: USSCX)

--------------------------------------------------------------------------------
                                              7/31/17              7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $1.1 Billion        $901.6 Million
Net Asset Value Per Share                     $26.89               $22.03

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                         10 YEARS
    27.05%                           20.58%                           11.19%

--------------------------------------------------------------------------------
                           EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                     1.17%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         S&P NORTH             S&P COMPOSITE           USAA SCIENCE &         LIPPER SCIENCE &
                         AMERICAN                  1500                 TECHNOLOGY               TECHNOLOGY
                        TECHNOLOGY              HEALTH CARE                FUND                    FUNDS                S&P 500
                          INDEX                    INDEX                  SHARES                   INDEX                 INDEX
 7/31/2007              $10,000.00              $10,000.00              $10,000.00              $10,000.00            $10,000.00
 8/31/2007               10,289.23               10,255.16               10,239.00               10,210.07             10,149.90
 9/30/2007               10,715.84               10,557.32               10,660.00               10,745.17             10,529.50
10/31/2007               11,432.01               10,760.71               11,042.00               11,399.28             10,696.99
11/30/2007               10,536.16               10,841.82               10,366.00               10,539.98             10,249.78
12/31/2007               10,666.36               10,571.63               10,278.00               10,591.07             10,178.67
 1/31/2008                9,315.97               10,039.79                9,260.00                9,219.24              9,568.14
 2/29/2008                8,997.28                9,804.11                8,934.00                8,991.88              9,257.31
 3/31/2008                9,079.10                9,347.41                8,783.00                8,931.08              9,217.34
 4/30/2008                9,739.51                9,521.50                9,499.00                9,614.94              9,666.25
 5/31/2008               10,355.99                9,724.04                9,968.00               10,155.55              9,791.45
 6/30/2008                9,369.66                9,261.00                9,244.00                9,265.97              8,966.00
 7/31/2008                9,306.86                9,719.10                9,077.00                9,074.49              8,890.63
 8/31/2008                9,508.42                9,931.11                9,228.00                9,244.13              9,019.23
 9/30/2008                8,195.97                9,314.73                7,940.00                7,888.49              8,215.55
10/31/2008                6,692.20                8,126.03                6,277.00                6,461.70              6,835.77
11/30/2008                5,938.43                7,540.22                5,609.00                5,716.61              6,345.27
12/31/2008                6,044.32                8,059.34                5,831.00                5,920.63              6,412.78
 1/31/2009                5,912.95                7,948.39                5,680.00                5,788.53              5,872.27
 2/28/2009                5,660.18                6,970.09                5,235.00                5,563.79              5,247.01
 3/31/2009                6,330.44                7,406.54                5,831.00                6,178.93              5,706.62
 4/30/2009                7,184.97                7,407.96                6,404.00                6,943.91              6,252.80
 5/31/2009                7,647.47                7,889.82                6,706.00                7,234.64              6,602.53
 6/30/2009                7,629.86                8,135.12                6,913.00                7,373.81              6,615.63
 7/31/2009                8,322.07                8,610.65                7,494.00                7,978.21              7,116.02
 8/31/2009                8,526.70                8,810.48                7,709.00                8,175.73              7,372.94
 9/30/2009                8,917.59                8,945.67                8,075.00                8,670.17              7,648.06
10/31/2009                8,843.23                8,727.56                7,812.00                8,376.27              7,505.98
11/30/2009                9,304.77                9,487.45                8,313.00                8,789.05              7,956.22
12/31/2009                9,863.56                9,732.38                8,791.00                9,348.66              8,109.89
 1/31/2010                9,048.98                9,761.13                8,258.00                8,683.49              7,818.15
 2/28/2010                9,441.30                9,823.54                8,520.00                9,035.28              8,060.34
 3/31/2010               10,101.10               10,150.05                9,069.00                9,656.64              8,546.74
 4/30/2010               10,274.97                9,832.68                9,149.00                9,872.61              8,681.67
 5/31/2010                9,456.97                9,194.38                8,465.00                9,196.72              7,988.43
 6/30/2010                8,838.27                9,025.43                7,995.00                8,645.66              7,570.25
 7/31/2010                9,507.13                9,113.45                8,473.00                9,192.50              8,100.65
 8/31/2010                8,875.77                8,946.99                8,035.00                8,724.39              7,734.95
 9/30/2010               10,000.28                9,796.11                9,085.00                9,842.99              8,425.25
10/31/2010               10,622.74                9,995.34                9,451.00               10,400.72              8,745.83
11/30/2010               10,571.69                9,747.47                9,443.00               10,447.36              8,746.95
12/31/2010               11,111.61               10,238.36                9,984.00               11,017.58              9,331.52
 1/31/2011               11,545.51               10,306.65               10,342.00               11,390.92              9,552.69
 2/28/2011               11,814.76               10,669.05               10,676.00               11,793.02              9,879.96
 3/31/2011               11,585.46               10,900.16               10,676.00               11,703.74              9,883.89
 4/30/2011               11,943.32               11,617.44               11,146.00               12,126.95             10,176.60
 5/31/2011               11,752.45               11,852.25               11,161.00               11,960.28             10,061.41
 6/30/2011               11,447.43               11,691.60               10,891.00               11,568.41              9,893.69
 7/31/2011               11,434.69               11,240.32               10,549.00               11,241.04              9,692.51
 8/31/2011               10,714.63               10,945.24                9,825.00               10,398.25              9,165.99
 9/30/2011               10,230.72               10,427.98                9,332.00                9,717.31              8,521.63
10/31/2011               11,442.72               11,050.46               10,310.00               10,922.20              9,452.99
11/30/2011               11,219.65               11,151.68               10,080.00               10,626.78              9,432.10
12/31/2011               11,014.33               11,455.08                9,928.00               10,377.45              9,528.58
 1/31/2012               11,880.61               11,864.13               10,565.00               11,247.03              9,955.61
 2/29/2012               12,590.49               12,056.66               11,114.00               11,978.31             10,386.11
 3/31/2012               13,168.88               12,561.67               11,671.00               12,509.69             10,727.91
 4/30/2012               12,993.78               12,527.04               11,639.00               12,171.49             10,660.57
 5/31/2012               11,863.29               12,088.83               10,811.00               11,096.13             10,019.86
 6/30/2012               12,244.40               12,770.80               11,281.00               11,449.31             10,432.70
 7/31/2012               12,263.91               12,867.57               11,329.00               11,361.45             10,577.60
 8/31/2012               12,805.81               13,058.41               11,726.00               11,887.03             10,815.84
 9/30/2012               12,966.38               13,576.12               11,989.00               12,097.80             11,095.34
10/31/2012               12,223.82               13,454.92               11,273.00               11,379.69             10,890.47
11/30/2012               12,493.06               13,567.74               11,639.00               11,666.16             10,953.65
12/31/2012               12,692.31               13,557.29               11,726.00               11,884.47             11,053.48
 1/31/2013               13,219.25               14,574.66               12,458.00               12,392.46             11,626.00
 2/28/2013               13,329.58               14,764.69               12,601.00               12,428.03             11,783.82
 3/31/2013               13,698.07               15,694.26               12,999.00               12,747.28             12,225.75
 4/30/2013               13,766.95               16,157.82               13,087.00               12,648.80             12,461.30
 5/31/2013               14,405.91               16,455.35               13,492.00               13,238.31             12,752.80
 6/30/2013               14,038.88               16,351.69               13,254.00               13,084.46             12,581.54
 7/31/2013               14,683.75               17,541.61               14,145.00               13,967.56             13,221.74
 8/31/2013               14,538.87               16,949.98               13,978.00               13,907.41             12,838.82
 9/30/2013               15,153.93               17,501.63               15,004.00               14,736.29             13,241.44
10/31/2013               15,762.71               18,250.91               15,330.00               15,037.65             13,850.12
11/30/2013               16,353.52               19,130.04               15,911.00               15,485.54             14,272.19
12/31/2013               17,080.35               19,277.34               16,551.00               16,257.08             14,633.50
 1/31/2014               16,741.83               19,445.93               17,026.00               16,190.50             14,127.56
 2/28/2014               17,580.23               20,583.94               18,114.00               17,113.56             14,773.81
 3/31/2014               17,406.01               20,315.65               17,346.00               16,656.08             14,898.00
 4/30/2014               17,143.15               20,185.38               16,905.00               16,032.76             15,008.12
 5/31/2014               17,763.30               20,768.72               17,596.00               16,583.42             15,360.42
 6/30/2014               18,277.25               21,244.56               18,321.00               17,283.27             15,677.73
 7/31/2014               18,338.30               21,250.26               18,097.00               17,024.16             15,461.52
 8/31/2014               19,100.80               22,276.13               18,882.00               17,726.16             16,080.06
 9/30/2014               18,813.23               22,309.33               18,528.00               17,371.90             15,854.56
10/31/2014               19,047.62               23,519.55               19,115.00               17,748.34             16,241.81
11/30/2014               19,903.93               24,286.63               20,022.00               18,337.03             16,678.63
12/31/2014               19,690.61               24,056.54               19,852.00               18,249.55             16,636.61
 1/31/2015               18,980.70               24,369.48               19,862.00               17,782.70             16,137.19
 2/28/2015               20,571.16               25,479.34               21,053.00               19,178.89             17,064.62
 3/31/2015               19,983.16               25,769.91               20,956.00               18,898.81             16,794.76
 4/30/2015               20,479.60               25,372.09               21,082.00               18,981.43             16,955.87
 5/31/2015               20,903.71               26,535.64               21,963.00               19,597.45             17,173.91
 6/30/2015               20,143.07               26,510.34               21,615.00               18,983.81             16,841.46
 7/31/2015               20,943.11               27,254.05               22,341.00               19,238.46             17,194.31
 8/31/2015               19,812.14               25,145.62               20,859.00               18,027.26             16,156.91
 9/30/2015               19,579.40               23,697.71               20,036.00               17,568.63             15,757.13
10/31/2015               21,760.55               25,442.71               21,983.00               19,176.88             17,086.31
11/30/2015               22,042.33               25,437.10               22,225.00               19,539.14             17,137.12
12/31/2015               21,641.41               25,839.47               22,037.00               19,121.06             16,866.84
 1/31/2016               20,233.93               23,866.69               20,325.00               17,474.50             16,029.84
 2/29/2016               20,045.24               23,737.68               19,964.00               17,315.08             16,008.20
 3/31/2016               21,740.14               24,458.76               21,181.00               18,615.27             17,094.17
 4/30/2016               21,051.37               25,167.86               21,119.00               18,302.04             17,160.44
 5/31/2016               22,192.83               25,723.76               21,872.00               19,212.39             17,468.61
 6/30/2016               21,692.37               25,990.53               21,408.00               18,801.18             17,513.87
 7/31/2016               23,305.22               27,281.17               22,729.00               20,194.18             18,159.59
 8/31/2016               23,808.56               26,423.68               22,976.00               20,635.44             18,185.09
 9/30/2016               24,476.58               26,306.91               23,606.00               21,250.74             18,188.52
10/31/2016               24,322.88               24,553.19               22,883.00               20,794.67             17,856.74
11/30/2016               24,328.01               25,084.80               22,760.00               20,932.21             18,518.07
12/31/2016               24,575.16               25,308.97               22,616.00               20,992.75             18,884.10
 1/31/2017               25,781.89               25,888.92               24,045.00               22,061.50             19,242.26
 2/28/2017               26,924.07               27,532.25               25,140.00               23,004.00             20,006.29
 3/31/2017               27,552.67               27,448.56               25,709.00               23,590.98             20,029.63
 4/30/2017               28,281.07               27,904.79               26,214.00               24,163.58             20,235.33
 5/31/2017               29,549.08               28,152.46               27,502.00               25,247.14             20,520.10
 6/30/2017               28,875.16               29,476.45               27,664.00               24,891.29             20,648.18
 7/31/2017               30,127.24               29,642.85               28,877.00               25,931.73             21,072.76

                                   [END CHART]

                       Data from 7/31/07 through 7/31/17.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Science & Technology Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Shares to the following benchmarks:

o The unmanaged S&P North American Technology Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification System (GICS(R)) technology sector and internet retail sub-industry.

o The unmanaged S&P Composite 1500 Health Care Index comprises U.S. traded stocks that are members of either the S&P Total Market Index (TMI) or the S&P/TSX Composite Index, and are classified within the health care sector of the GICS(R).

o The unmanaged Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category.

o The unmanaged, broad-based composite S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA SCIENCE & TECHNOLOGY FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: USTCX)

--------------------------------------------------------------------------------
                                              7/31/17              7/31/16
--------------------------------------------------------------------------------
Net Assets                                $115.6 Million       $122.4 Million
Net Asset Value Per Share                    $26.36               $21.67

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                 SINCE INCEPTION 8/01/10
    26.71%                     20.31%                         18.57%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 7/31/16*
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.42%          AFTER REIMBURSEMENT       1.40%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.40% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 1.40%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

8  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       USAA SCIENCE &          S&P COMPOSITE             S&P NORTH            LIPPER SCIENCE &
                         TECHNOLOGY             1500 HEALTH               AMERICAN               TECHNOLOGY
                        FUND ADVISER               CARE                  TECHNOLOGY                FUNDS                 S&P 500
                           SHARES                  INDEX                   INDEX                   INDEX                  INDEX
 7/31/2010               $10,000.00             $10,000.00              $10,000.00              $10,000.00            $10,000.00
 8/31/2010                 9,308.12               9,817.34                9,335.92                9,490.77              9,548.56
 9/30/2010                10,525.83              10,749.06               10,518.72               10,707.64             10,400.72
10/31/2010                10,950.18              10,967.67               11,173.45               11,314.36             10,796.45
11/30/2010                10,940.96              10,695.69               11,119.75               11,365.09             10,797.84
12/31/2010                11,568.27              11,234.33               11,687.66               11,985.40             11,519.47
 1/31/2011                11,974.17              11,309.26               12,144.05               12,391.54             11,792.50
 2/28/2011                12,361.62              11,706.92               12,427.26               12,828.96             12,196.50
 3/31/2011                12,352.40              11,960.51               12,186.08               12,731.84             12,201.36
 4/30/2011                12,896.68              12,747.57               12,562.49               13,192.22             12,562.70
 5/31/2011                12,905.90              13,005.22               12,361.73               13,010.91             12,420.50
 6/30/2011                12,592.25              12,828.94               12,040.90               12,584.62             12,213.46
 7/31/2011                12,195.57              12,333.77               12,027.50               12,228.49             11,965.10
 8/31/2011                11,346.86              12,009.98               11,270.11               11,311.67             11,315.14
 9/30/2011                10,784.13              11,442.40               10,761.11               10,570.92             10,519.69
10/31/2011                11,909.59              12,125.44               12,035.94               11,881.64             11,669.42
11/30/2011                11,642.07              12,236.51               11,801.31               11,560.27             11,643.64
12/31/2011                11,466.79              12,569.42               11,585.35               11,289.04             11,762.74
 1/31/2012                12,195.57              13,018.26               12,496.54               12,235.01             12,289.89
 2/29/2012                12,822.88              13,229.52               13,243.22               13,030.53             12,821.33
 3/31/2012                13,468.63              13,783.65               13,851.59               13,608.59             13,243.27
 4/30/2012                13,431.73              13,745.65               13,667.41               13,240.68             13,160.14
 5/31/2012                12,472.32              13,264.82               12,478.32               12,070.85             12,369.21
 6/30/2012                13,007.38              14,013.12               12,879.19               12,455.06             12,878.85
 7/31/2012                13,062.73              14,119.31               12,899.70               12,359.49             13,057.72
 8/31/2012                13,514.76              14,328.72               13,469.70               12,931.23             13,351.82
 9/30/2012                13,819.19              14,896.79               13,638.59               13,160.51             13,696.85
10/31/2012                12,998.15              14,763.79               12,857.54               12,379.32             13,443.95
11/30/2012                13,404.06              14,887.60               13,140.74               12,690.96             13,521.94
12/31/2012                13,505.54              14,876.12               13,350.31               12,928.45             13,645.19
 1/31/2013                14,354.24              15,992.46               13,904.58               13,481.05             14,351.94
 2/28/2013                14,511.07              16,200.98               14,020.62               13,519.75             14,546.77
 3/31/2013                14,972.32              17,220.98               14,408.21               13,867.04             15,092.32
 4/30/2013                15,073.80              17,729.63               14,480.66               13,759.92             15,383.10
 5/31/2013                15,535.06              18,056.11               15,152.75               14,401.21             15,742.94
 6/30/2013                15,249.08              17,942.36               14,766.69               14,233.85             15,531.53
 7/31/2013                16,273.06              19,248.03               15,445.00               15,194.52             16,321.84
 8/31/2013                16,088.56              18,598.86               15,292.60               15,129.08             15,849.13
 9/30/2013                17,260.15              19,204.17               15,939.55               16,030.78             16,346.15
10/31/2013                17,638.38              20,026.33               16,579.90               16,358.61             17,097.55
11/30/2013                18,293.36              20,990.98               17,201.33               16,845.85             17,618.58
12/31/2013                19,024.76              21,152.62               17,965.84               17,685.16             18,064.61
 1/31/2014                19,564.89              21,337.60               17,609.77               17,612.73             17,440.04
 2/28/2014                20,815.20              22,586.32               18,491.63               18,616.87             18,237.82
 3/31/2014                19,934.98              22,291.93               18,308.38               18,119.21             18,391.12
 4/30/2014                19,424.86              22,148.99               18,031.89               17,441.13             18,527.07
 5/31/2014                20,225.06              22,789.08               18,684.20               18,040.17             18,961.97
 6/30/2014                21,055.26              23,311.20               19,224.79               18,801.50             19,353.68
 7/31/2014                20,785.19              23,317.46               19,289.01               18,519.62             19,086.78
 8/31/2014                21,685.41              24,443.12               20,091.04               19,283.29             19,850.34
 9/30/2014                21,275.31              24,479.56               19,788.56               18,897.91             19,571.97
10/31/2014                21,955.48              25,807.50               20,035.10               19,307.42             20,050.02
11/30/2014                22,995.74              26,649.21               20,935.80               19,947.82             20,589.26
12/31/2014                22,792.97              26,396.73               20,711.42               19,852.65             20,537.39
 1/31/2015                22,804.21              26,740.11               19,964.71               19,344.80             19,920.87
 2/28/2015                24,153.57              27,957.94               21,637.62               20,863.64             21,065.76
 3/31/2015                24,052.37              28,276.77               21,019.14               20,558.95             20,732.61
 4/30/2015                24,187.31              27,840.25               21,541.32               20,648.83             20,931.50
 5/31/2015                25,188.08              29,117.00               21,987.42               21,318.96             21,200.67
 6/30/2015                24,772.03              29,089.23               21,187.34               20,651.42             20,790.26
 7/31/2015                25,604.14              29,905.29               22,028.86               20,928.43             21,225.85
 8/31/2015                23,906.19              27,591.75               20,839.25               19,610.84             19,945.21
 9/30/2015                22,961.64              26,002.99               20,594.45               19,111.92             19,451.70
10/31/2015                25,188.08              27,917.74               22,888.68               20,861.45             21,092.52
11/30/2015                25,446.71              27,911.59               23,185.06               21,255.53             21,155.25
12/31/2015                25,240.36              28,353.10               22,763.35               20,800.73             20,821.59
 1/31/2016                23,261.90              26,188.41               21,282.91               19,009.52             19,788.34
 2/29/2016                22,842.00              26,046.85               21,084.44               18,836.10             19,761.64
 3/31/2016                24,233.00              26,838.08               22,867.21               20,250.50             21,102.23
 4/30/2016                24,161.00              27,616.15               22,142.73               19,909.76             21,184.04
 5/31/2016                25,013.00              28,226.14               23,343.37               20,900.08             21,564.47
 6/30/2016                24,473.00              28,518.86               22,816.96               20,452.74             21,620.34
 7/31/2016                25,984.00              29,935.05               24,513.42               21,968.11             22,417.46
 8/31/2016                26,260.00              28,994.14               25,042.86               22,448.13             22,448.93
 9/30/2016                26,979.00              28,866.01               25,745.51               23,117.48             22,453.18
10/31/2016                26,152.00              26,941.69               25,583.85               22,621.35             22,043.60
11/30/2016                25,996.00              27,525.02               25,589.24               22,770.97             22,859.99
12/31/2016                25,829.00              27,770.99               25,849.20               22,836.83             23,311.84
 1/31/2017                27,453.00              28,407.36               27,118.49               23,999.47             23,753.98
 2/28/2017                28,702.00              30,210.56               28,319.88               25,024.75             24,697.16
 3/31/2017                29,339.00              30,118.72               28,981.07               25,663.29             24,725.96
 4/30/2017                29,901.00              30,619.33               29,747.23               26,286.19             24,979.90
 5/31/2017                31,374.00              30,891.10               31,080.98               27,464.94             25,331.44
 6/30/2017                31,549.00              32,343.88               30,372.13               27,077.83             25,489.54
 7/31/2017                32,923.00              32,526.47               31,689.12               28,209.67             26,013.68

                                   [END CHART]

                       Data from 7/31/10 through 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the S&P Composite 1500 Health Care Index, S&P North American Technology Index, S&P 500 Index, and the Lipper Science & Technology Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Science & Technology Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/17 o
                              (% of Net Assets)

Facebook, Inc. "A" .......................................................  4.7%
Visa, Inc. "A" ...........................................................  3.7%
Amazon.com, Inc. .........................................................  2.9%
Global Payments, Inc. ....................................................  2.7%
Apple, Inc. ..............................................................  2.6%
Broadcom Ltd. ............................................................  2.0%
Sunny Optical Technology Group Co. Ltd. ..................................  2.0%
Workday, Inc. "A" ........................................................  1.9%
MACOM Technology Solutions Holdings, Inc. ................................  1.8%
PayPal Holdings, Inc. ....................................................  1.8%

                        o SECTOR ALLOCATION* - 7/31/17 o

                        [PIE CHART OF SECTOR ALLOCATION*]

INFORMATION TECHNOLOGY                                                     65.1%
HEALTH CARE                                                                23.1%
CONSUMER DISCRETIONARY                                                      6.5%
INDUSTRIALS                                                                 2.8%
CONSUMER STAPLES                                                            0.4%

                                   [END CHART]

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 14-22.

================================================================================

10  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                                   FOR                   VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara                    9,689,863,032                376,756,871
Robert L. Mason, Ph.D.                9,714,117,381                352,502,522
Jefferson C. Boyce                    9,717,710,105                348,909,798
Dawn M. Hawley                        9,714,577,808                352,042,095
Paul L. McNamara                      9,668,206,065                398,413,838
Richard Y. Newton III                 9,665,513,520                401,106,382
Barbara B. Ostdiek, Ph.D.             9,715,801,431                350,818,472
Michael F. Reimherr                   9,711,558,498                355,061,405

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

             DIVIDEND RECEIVED                       LONG-TERM
            DEDUCTION (CORPORATE                    CAPITAL GAIN
              SHAREHOLDERS)(1)                     DISTRIBUTIONS(2)
            -------------------------------------------------------
                  11.01%                             $24,489,000
            -------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

12  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SCIENCE & TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Science & Technology Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Science & Technology Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (97.9%)

              COMMON STOCKS (97.4%)

              CONSUMER DISCRETIONARY (6.5%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.3%)
    864,903   Hota Industrial Manufacturing Co. Ltd.                                          $    3,967
                                                                                              ----------
              INTERNET & DIRECT MARKETING RETAIL (6.2%)
     36,487   Amazon.com, Inc.*                                                                   36,041
     70,097   Expedia, Inc.                                                                       10,968
     92,574   Netflix, Inc.*                                                                      16,817
      4,952   Priceline Group, Inc.*                                                              10,045
    275,300   Rakuten, Inc.                                                                        3,367
                                                                                              ----------
                                                                                                  77,238
                                                                                              ----------
              Total Consumer Discretionary                                                        81,205
                                                                                              ----------
              CONSUMER STAPLES (0.4%)
              -----------------------
              DRUG RETAIL (0.4%)
     51,058   Walgreens Boots Alliance, Inc.                                                       4,119
      4,764   Zur Rose Group AG*                                                                     724
                                                                                              ----------
                                                                                                   4,843
                                                                                              ----------
              Total Consumer Staples                                                               4,843
                                                                                              ----------
              HEALTH CARE (23.1%)
              --------------------
              BIOTECHNOLOGY (6.2%)
    168,995   Aduro Biotech, Inc.*(a)                                                              2,172
     62,416   Alder BioPharmaceuticals, Inc.*(a)                                                     671
    115,395   Alkermes plc*                                                                        6,279
     33,845   Alnylam Pharmaceuticals, Inc.*                                                       2,800
     44,137   Arena Pharmaceuticals, Inc.*                                                         1,049
     10,430   Biogen, Inc.*                                                                        3,020
     29,075   bluebird bio, Inc.*                                                                  2,740
     47,550   Calithera Biosciences, Inc.*                                                           728
     92,720   Celgene Corp.*                                                                      12,555
    178,777   Coherus Biosciences, Inc.*(a)                                                        2,333
    114,996   Cytokinetics, Inc.*                                                                  1,616

================================================================================

14   | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     18,976   Galapagos N.V.*                                                                 $    1,512
     16,940   Genmab A/S*                                                                          3,853
     70,162   GlycoMimetics, Inc.*(a)                                                                801
     31,516   Incyte Corp.*                                                                        4,201
     20,065   Innate Pharma S.A.*(a)                                                                 257
     84,390   Ironwood Pharmaceuticals, Inc.*                                                      1,498
     77,105   Karyopharm Therapeutics, Inc.*                                                         651
     73,950   Loxo Oncology, Inc.*                                                                 5,347
     40,135   Momenta Pharmaceuticals, Inc.*                                                         664
    103,948   Portola Pharmaceuticals, Inc.*                                                       6,414
      9,036   Regeneron Pharmaceuticals, Inc.*                                                     4,442
    323,020   Rigel Pharmaceuticals, Inc.*                                                           766
    109,168   Syndax Pharmaceuticals, Inc.*                                                        1,322
     20,291   TESARO, Inc.*(a)                                                                     2,590
    160,348   Trevena, Inc.*                                                                         418
     24,910   Ultragenyx Pharmaceutical, Inc.*                                                     1,652
     32,430   Vertex Pharmaceuticals, Inc.*                                                        4,924
                                                                                              ----------
                                                                                                  77,275
                                                                                              ----------
              HEALTH CARE DISTRIBUTORS (0.7%)
     57,500   Cardinal Health, Inc.                                                                4,443
     30,630   McKesson Corp.                                                                       4,958
                                                                                              ----------
                                                                                                   9,401
                                                                                              ----------
              HEALTH CARE EQUIPMENT (5.1%)
    164,258   Abbott Laboratories                                                                  8,078
     10,675   ABIOMED, Inc.*                                                                       1,581
     67,345   AtriCure, Inc.*                                                                      1,632
     26,455   Baxter International, Inc.                                                           1,600
     26,976   Becton, Dickinson & Co.                                                              5,433
    342,515   Boston Scientific Corp.*                                                             9,117
    121,521   ConforMIS, Inc.*(a)                                                                    609
     13,190   Edwards Lifesciences Corp.*                                                          1,519
    136,091   Globus Medical, Inc. "A"*                                                            4,185
    124,905   K2M Group Holdings, Inc.*                                                            3,039
    180,374   Medtronic plc                                                                       15,146
     57,125   Stryker Corp.                                                                        8,403
     14,226   Teleflex, Inc.                                                                       2,948
                                                                                              ----------
                                                                                                  63,290
                                                                                              ----------
              HEALTH CARE FACILITIES (0.6%)
     26,234   Acadia Healthcare Co., Inc.*(a)                                                      1,389
    148,257   Georgia Healthcare Group plc*(b)                                                       742
     41,170   HCA Healthcare, Inc.*                                                                3,308
     23,380   LifePoint Health, Inc.*                                                              1,389

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
     10,470   Universal Health Services, Inc. "B"                                             $    1,160
                                                                                              ----------
                                                                                                   7,988
                                                                                              ----------
              HEALTH CARE SERVICES (0.3%)
     37,788   Envision Healthcare Corp.*                                                           2,133
     48,694   Teladoc, Inc.*(a)                                                                    1,597
                                                                                              ----------
                                                                                                   3,730
                                                                                              ----------
              HEALTH CARE SUPPLIES (0.2%)
     24,122   Dentsply Sirona, Inc.                                                                1,496
    103,873   Endologix, Inc.*(a)                                                                    508
                                                                                              ----------
                                                                                                   2,004
                                                                                              ----------
              HEALTH CARE TECHNOLOGY (0.5%)
     23,695   athenahealth, Inc.*                                                                  3,277
     43,991   Cerner Corp.*                                                                        2,832
                                                                                              ----------
                                                                                                   6,109
                                                                                              ----------
              LIFE SCIENCES TOOLS & SERVICES (0.8%)
     15,795   ICON plc*                                                                            1,658
     27,800   Nanostring Technologies, Inc.*                                                         423
     24,945   Patheon N.V.*                                                                          872
     42,355   Thermo Fisher Scientific, Inc.                                                       7,434
     16,500   Wuxi Biologics Cayman, Inc.*(b)                                                         74
                                                                                              ----------
                                                                                                  10,461
                                                                                              ----------
              MANAGED HEALTH CARE (3.1%)
     35,880   Aetna, Inc.                                                                          5,537
     27,080   Anthem, Inc.                                                                         5,043
     30,528   Cigna Corp.                                                                          5,298
      6,480   Humana, Inc.                                                                         1,498
     97,700   UnitedHealth Group, Inc.                                                            18,740
     14,335   WellCare Health Plans, Inc.*                                                         2,537
                                                                                              ----------
                                                                                                  38,653
                                                                                              ----------
              PHARMACEUTICALS (5.6%)
     56,580   Allergan plc                                                                        14,277
    225,675   AstraZeneca plc ADR                                                                  6,811
     81,200   Biotoscana Investments S.A.*                                                           710
    217,455   Bristol-Myers Squibb Co.                                                            12,373
     28,670   Chugai Pharmaceutical Co. Ltd.                                                       1,153
     20,725   Dermira, Inc.*                                                                         571
     46,120   Eisai Co. Ltd.                                                                       2,476
    103,540   Eli Lilly & Co.                                                                      8,559

================================================================================

16  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
      7,900   Galenica AG*(b)                                                                 $      367
     15,454   Hikma Pharmaceuticals plc                                                              288
     41,515   Intersect ENT, Inc.*                                                                 1,137
     13,270   Johnson & Johnson                                                                    1,761
     13,500   Kala Pharmaceuticals, Inc.*                                                            271
     68,595   Medicines Co.*                                                                       2,637
    129,085   MediWound Ltd.*                                                                        878
    116,790   Mylan N.V.*                                                                          4,554
     82,945   MyoKardia, Inc.*                                                                     1,290
    104,000   Nabriva Therapeutics plc*                                                            1,084
     87,570   Ono Pharmaceutical Co. Ltd.                                                          1,919
     57,516   Revance Therapeutics, Inc.*(a)                                                       1,308
     37,530   Shionogi & Co. Ltd.                                                                  2,007
    797,340   Sino Biopharmaceutical Ltd.                                                            704
     17,050   Takeda Pharmaceutical Co. Ltd.                                                         902
     34,618   UCB S.A.                                                                             2,523
                                                                                              ----------
                                                                                                  70,560
                                                                                              ----------
              Total Health Care                                                                  289,471
                                                                                              ----------
              INDUSTRIALS (2.8%)
              ------------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
    499,757   BizLink Holding, Inc.                                                                3,724
     34,880   Nidec Corp.                                                                          3,847
                                                                                              ----------
                                                                                                   7,571
                                                                                              ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.2%)
     38,424   WageWorks, Inc.*                                                                     2,505
                                                                                              ----------
              RESEARCH & CONSULTING SERVICES (2.0%)
     72,885   Equifax, Inc.                                                                       10,600
    313,978   TransUnion*                                                                         14,390
                                                                                              ----------
                                                                                                  24,990
                                                                                              ----------
              Total Industrials                                                                   35,066
                                                                                              ----------
              INFORMATION TECHNOLOGY (64.6%)
              ------------------------------
              APPLICATION SOFTWARE (3.8%)
    138,324   Autodesk, Inc.*                                                                     15,325
    102,680   salesforce.com, Inc.*                                                                9,323
    230,149   Workday, Inc. "A"*                                                                  23,501
                                                                                              ----------
                                                                                                  48,149
                                                                                              ----------
              COMMUNICATIONS EQUIPMENT (3.3%)
     69,246   Arista Networks, Inc.*                                                              10,338
    264,905   CIENA Corp.*                                                                         6,821

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    265,318   Lumentum Holdings, Inc.*                                                        $   16,609
    814,176   Oclaro, Inc.*(a)                                                                     7,962
                                                                                              ----------
                                                                                                  41,730
                                                                                              ----------
              DATA PROCESSING & OUTSOURCED SERVICES (15.6%)
     84,855   Alliance Data Systems Corp.                                                         20,487
     59,647   Automatic Data Processing, Inc.                                                      7,093
     31,172   Cardtronics plc "A"*                                                                   976
    140,006   FleetCor Technologies, Inc.*                                                        21,289
    442,185   Genpact Ltd.                                                                        12,823
    361,931   Global Payments, Inc.                                                               34,155
    377,612   PayPal Holdings, Inc.*                                                              22,109
    218,759   Total System Services, Inc.                                                         13,883
    470,423   Visa, Inc. "A"                                                                      46,835
    140,184   WEX, Inc.*                                                                          15,235
                                                                                              ----------
                                                                                                 194,885
                                                                                              ----------
              ELECTRONIC COMPONENTS (4.6%)
    157,500   Alps Electric Co. Ltd.                                                               4,300
     78,000   Chunghwa Precision Test Technology Co. Ltd.                                          3,668
    110,893   Largan Precision Co. Ltd.                                                           20,236
  2,135,860   Sunny Optical Technology Group Co. Ltd.                                             25,431
 11,900,000   Tongda Group Holdings Ltd.(a)                                                        3,458
                                                                                              ----------
                                                                                                  57,093
                                                                                              ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.5%)
     60,136   Itron, Inc.*                                                                         4,390
     90,577   VeriFone Systems, Inc.*                                                              1,767
                                                                                              ----------
                                                                                                   6,157
                                                                                              ----------
              ELECTRONIC MANUFACTURING SERVICES (1.2%)
    123,000   AAC Technologies Holdings, Inc.                                                      1,655
    821,699   Flex Ltd.*                                                                          13,139
                                                                                              ----------
                                                                                                  14,794
                                                                                              ----------
              HOME ENTERTAINMENT SOFTWARE (0.7%)
    232,200   Nexon Co. Ltd.*                                                                      4,834
     10,548   Nintendo Co. Ltd.                                                                    3,586
                                                                                              ----------
                                                                                                   8,420
                                                                                              ----------
              INTERNET SOFTWARE & SERVICES (10.4%)
    133,748   Alibaba Group Holding Ltd. ADR*                                                     20,724
     12,310   Alphabet, Inc. "A"*                                                                 11,639
     37,837   Cloudera, Inc., acquired 2/05/2014; cost $551*(c)                                      653

================================================================================

18  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
    148,717   Delivery Hero AG*(b)                                                            $    4,877
    151,029   Dropbox, Inc., acquired 5/01/2012; cost $1,367*(c),(d)                               1,778
    126,912   eBay, Inc.*                                                                          4,534
    346,234   Facebook, Inc. "A"*                                                                 58,600
    984,787   Just Eat plc*                                                                        8,062
    487,812   Tencent Holdings Ltd.                                                               19,573
                                                                                              ----------
                                                                                                 130,440
                                                                                              ----------
              IT CONSULTING & OTHER SERVICES (1.9%)
     98,068   Accenture plc "A"                                                                   12,633
    168,125   Cognizant Technology Solutions Corp. "A"                                            11,654
                                                                                              ----------
                                                                                                  24,287
                                                                                              ----------
              SEMICONDUCTOR EQUIPMENT (0.7%)
     32,714   ASML Holding N.V.(a)                                                                 4,918
     31,300   Tokyo Electron Ltd.                                                                  4,422
                                                                                              ----------
                                                                                                   9,340
                                                                                              ----------
              SEMICONDUCTORS (15.2%)
  1,313,027   Advanced Micro Devices, Inc.*                                                       17,870
     64,988   Ams AG                                                                               4,688
    103,512   Broadcom Ltd.                                                                       25,532
    126,706   Cavium Networks, Inc.*                                                               7,848
    185,408   Integrated Device Technology, Inc.*                                                  4,847
    210,154   Intel Corp.                                                                          7,454
    373,839   Land Mark Optoelectronics Corp.                                                      5,132
    379,173   MACOM Technology Solutions Holdings, Inc.*                                          22,959
    161,904   MaxLinear, Inc. "A"*                                                                 4,242
    167,519   Microchip Technology, Inc.                                                          13,408
    242,844   Micron Technology, Inc.*                                                             6,829
     89,520   Microsemi Corp.*                                                                     4,662
    105,664   NVIDIA Corp.                                                                        17,172
    353,998   QUALCOMM, Inc.                                                                      18,829
    293,000   Silergy Corp.                                                                        5,725
     42,294   Skyworks Solutions, Inc.                                                             4,435
  1,536,655   Taiwan Semiconductor Manufacturing Co. Ltd.                                         10,916
    281,246   Tower Semiconductor Ltd.*                                                            7,355
                                                                                              ----------
                                                                                                 189,903
                                                                                              ----------
              SYSTEMS SOFTWARE (1.5%)
    170,075   ServiceNow, Inc.*                                                                   18,785
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES     SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              TECHNOLOGY DISTRIBUTORS (0.2%)
    411,201   Kingpak Technology, Inc.                                                        $    2,635
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE,  & PERIPHERALS (5.0%)
    217,581   Apple, Inc.                                                                         32,361
    997,000   Catcher Technology Co. Ltd.                                                         11,457
    106,821   NetApp, Inc.                                                                         4,638
      6,857   Samsung Electronics Co. Ltd.                                                        14,768
                                                                                              ----------
                                                                                                  63,224
                                                                                              ----------
              Total Information Technology                                                       809,842
                                                                                              ----------
              Total Common Stocks (cost: $830,589)                                             1,220,427
                                                                                              ----------
              PREFERRED STOCKS (0.5%)

              INFORMATION TECHNOLOGY (0.5%)
              -----------------------------
              INTERNET SOFTWARE & SERVICES (0.5%)
    133,140   Uber Technologies, Inc., acquired 6/05/2014; cost $2,065*(c),(d)
                (cost: $2,065)                                                                     5,520
                                                                                              ----------
              Total Equity Securities (cost: $832,654)                                         1,225,947
                                                                                              ----------
              MONEY MARKET INSTRUMENTS (2.1%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (2.1%)
 26,058,319   State Street Institutional Treasury Money Market Fund Premier
                Class, 0.92% (e)(cost: $26,058)                                                   26,058
                                                                                              ----------
              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (1.4%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.4%)
     65,320   Federated Government Obligations Fund Institutional Class, 0.86%(e)                     65
  3,066,607   Goldman Sachs Financial Square Government Fund
                Institutional Class, 0.91%(e)                                                      3,067
    257,552   Morgan Stanley Institutional Liquidity Funds Government Portfolio
                Institutional Class, 0.88%(e)                                                        257
 13,541,740   Invesco Government & Agency Portfolio Institutional Class, 0.93%(e)                 13,542
  1,001,927   Western Asset Institutional Government Reserves
                Institutional Class, 0.90%(e)                                                      1,002
                                                                                              ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $17,933)                                                 17,933
                                                                                              ----------
              TOTAL INVESTMENTS (COST: $876,645)                                              $1,269,938
                                                                                              ==========

================================================================================

20  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1           LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $1,218,649                $-          $1,778       $1,220,427
  Preferred Stocks                                  -                 -           5,520            5,520
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                         26,058                 -               -           26,058
Short-Term Investments
  Purchased with Cash Collateral
  from Securities Loaned:
  Government & U.S. Treasury
    Money Market Funds                         17,933                 -               -           17,933
--------------------------------------------------------------------------------------------------------
Total                                      $1,262,640                $-          $7,298       $1,269,938
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

--------------------------------------------------------------------------------------------------------
                                    RECONCILIATION OF LEVEL 3 INVESTMENTS
--------------------------------------------------------------------------------------------------------
($ IN 000S)                                                       COMMON STOCKS         PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------
Balance as of July 31, 2016                                              $1,501                   $9,234
Purchases                                                                     -                        -
Sales                                                                         -                   (2,579)
Transfers into Level 3                                                        -                        -
Transfers out of Level 3                                                      -                        -
Net realized gain (loss) on investments                                       -                        -
Change in net unrealized appreciation/(depreciation) of investments         277                   (1,135)
--------------------------------------------------------------------------------------------------------
Balance as of July 31, 2017                                              $1,778                   $5,520
--------------------------------------------------------------------------------------------------------

For the period of August 1, 2016, through July 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                    QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS**
--------------------------------------------------------------------------------------------------------
                          FAIR VALUE AT                                 SIGNIFICANT
                          JULY 31, 2017          VALUATION             UNOBSERVABLE
ASSETS                     ($ IN 000's)         TECHNIQUE(S)             INPUT(S)                  RANGE
--------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
Common Stocks                $1,778               Market            Revenue Multiple(a)
                                                Comparables                                  4.8x - 9.6x
                                                                    Discount for lack
                                                                    of marketability(b)          10%

Preferred Stocks             $5,520              Discounted         Discount for lack
                                              Transaction Price     of marketability(b)          15%
--------------------------------------------------------------------------------------------------------

(a) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

(b) Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

** Quantitative Information table includes certain Level 3 securities using valuation models.

Increases in the earnings before interest, taxes, depreciation, and amortization (EBITDA), revenue multiples, transaction prices, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

================================================================================

22  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 18.9% of net assets at July 31, 2017.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of July 31, 2017.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at July 31, 2017, was $7,951,000, which represented 0.6% of the Fund's net assets.

    (d) Security was fair valued at July 31, 2017, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $7,298,000, which represented 0.6% of the Fund's net assets.

    (e) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

     *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

24  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities on
      loan of $17,884) (cost of $876,645)                                                     $1,269,938
   Cash                                                                                            1,914
   Cash denominated in foreign currencies (identified cost of $526)                                  527
   Receivables:
      Capital shares sold                                                                          1,343
      Dividends and interest                                                                         299
      Securities sold                                                                              2,433
      Other                                                                                            8
                                                                                              ----------
         Total assets                                                                          1,276,462
                                                                                              ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                                            17,933
      Securities purchased                                                                         3,963
      Capital shares redeemed                                                                        746
   Unrealized depreciation on foreign currency contracts held, at value                                1
   Accrued management fees                                                                           818
   Accrued transfer agent's fees                                                                      51
   Other accrued expenses and payables                                                               135
                                                                                              ----------
         Total liabilities                                                                        23,647
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,252,815
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $  785,595
   Accumulated undistributed net investment loss                                                     (56)
   Accumulated net realized gain on investments                                                   73,981
   Net unrealized appreciation of investments                                                    393,293
   Net unrealized appreciation of foreign currency translations                                        2
                                                                                              ----------
            Net assets applicable to capital shares outstanding                               $1,252,815
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,137,256/42,288
         capital shares outstanding, no par value)                                            $    26.89
                                                                                              ==========
      Adviser Shares (net assets of $115,559/4,383
         capital shares outstanding, no par value)                                            $    26.36
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $391)                                          $    9,219
   Interest                                                                                          101
   Securities lending (net)                                                                           27
                                                                                              ----------
      Total income                                                                                 9,347
                                                                                              ----------
EXPENSES
   Management fees                                                                                 8,538
   Administration and servicing fees:
      Fund Shares                                                                                  1,478
      Adviser Shares                                                                                 163
   Transfer agent's fees:
      Fund Shares                                                                                  1,438
      Adviser Shares                                                                                 177
   Distribution and service fees (Note 7F):
      Adviser Shares                                                                                 272
   Custody and accounting fees:
      Fund Shares                                                                                    266
      Adviser Shares                                                                                  27
   Postage:
      Fund Shares                                                                                     98
      Adviser Shares                                                                                  17
   Shareholder reporting fees:
      Fund Shares                                                                                     37
      Adviser Shares                                                                                   3
   Trustees' fees                                                                                     32
   Registration fees:
      Fund Shares                                                                                     35
      Adviser Shares                                                                                  22
   Professional fees                                                                                 133
   Other                                                                                              28
                                                                                              ----------
         Total expenses                                                                           12,764
   Expenses paid indirectly:
      Fund Shares                                                                                    (16)
      Adviser Shares                                                                                  (2)
                                                                                              ----------
         Net expenses                                                                             12,746
                                                                                              ----------
NET INVESTMENT LOSS                                                                               (3,399)
                                                                                              ----------

================================================================================

26  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                                             $  113,122
      Foreign currency transactions                                                                  119
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                                155,827
      Foreign currency translations                                                                   (3)
                                                                                              ----------
         Net realized and unrealized gain                                                        269,065
                                                                                              ----------
   Increase in net assets resulting from operations                                           $  265,666
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------------------------------
                                                                              2017                  2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                                  $   (3,399)           $   (2,646)
   Net realized gain on investments                                        113,122                10,948
   Net realized gain (loss) on foreign currency transactions                   119                   (67)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                          155,827                 8,465
      Foreign currency translations                                             (3)                   10
                                                                        --------------------------------
      Increase in net assets resulting from operations                     265,666                16,710
                                                                        --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains:
      Fund Shares                                                          (36,810)              (54,146)
      Adviser Shares                                                        (4,096)               (7,785)
                                                                        --------------------------------
          Distributions to shareholders                                    (40,906)              (61,931)
                                                                        --------------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                              31,884                85,968
   Adviser Shares                                                          (27,888)                7,532
                                                                        --------------------------------
      Total net increase in net assets
          from capital share transactions                                    3,996                93,500
                                                                        --------------------------------
   Capital contribution from USAA Transfer Agency
   Company:
      Fund Shares                                                                -                     6
                                                                        --------------------------------
   Net increase in net assets                                              228,756                48,285

NET ASSETS
   Beginning of year                                                     1,024,059               975,774
                                                                        --------------------------------
   End of year                                                          $1,252,815            $1,024,059
                                                                        ================================
Accumulated undistributed net investment loss:
   End of year                                                          $      (56)           $   (2,179)
                                                                        ================================

See accompanying notes to financial statements.

================================================================================

28  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Science & Technology Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation.

The Fund consists of two classes of shares: Science & Technology Fund Shares (Fund Shares) and Science & Technology Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

================================================================================

30  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service and are categorized in Level 2 of the fair value hierarchy.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

32  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category is primarily supported by a discounted last direct offering price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    The valuation methodology applied to certain Level 3 securities changed during the year. Securities that were previously valued at last direct offering price are now being valued using valuation models as a result of recent relevant company information.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized

================================================================================

34  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, brokerage commission recapture credits reduced the expenses of the Fund Shares and Adviser Shares by $16,000 and $2,000, respectively. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $8,000, which represents 1.4% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for net operating losses netting with capital, foreign currency and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment loss and accumulated net realized gain on investments by $5,522,000. These reclassifications had no effect on net assets.

================================================================================

36  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                               2017                     2016
                                           ------------------------------------
Ordinary income*                           $16,417,000              $ 5,238,000
Long-term realized capital gain             24,489,000               56,693,000
                                           -----------              -----------
   Total distributions paid                $40,906,000              $61,931,000
                                           ===========              ===========

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $ 26,877,000
Undistributed long-term capital gains                                49,546,000
Unrealized appreciation of investments                              390,798,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, non-REIT return of capital dividend and passive foreign investment company adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $804,558,000 and $846,328,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $879,142,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $404,660,000 and $13,864,000, respectively, resulting in net unrealized appreciation of $390,796,000.

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $27,000, which is net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having a fair market value of approximately $17,884,000, and the value of the total collateral received was $19,044,000, of which $1,111,000, was non-cash collateral.

================================================================================

38  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                             YEAR ENDED                        YEAR ENDED
                                            JULY 31, 2017                    JULY 31, 2016
-------------------------------------------------------------------------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
                                       ----------------------------------------------------------
FUND SHARES:
Shares sold                             8,225         $191,312            9,653         $ 203,339
Shares issued from
  reinvested dividends                  1,688           36,120            2,467            52,725
Shares redeemed                        (8,557)        (195,548)          (8,196)         (170,096)
                                       ----------------------------------------------------------
Net increase from capital
  share transactions                    1,356         $ 31,884            3,924         $  85,968
                                       ==========================================================
ADVISER SHARES:
Shares sold                             1,324         $ 30,059            3,097         $  64,168
Shares issued from
  reinvested dividends                    191            4,015              332             6,995
Shares redeemed                        (2,782)         (61,962)          (3,137)          (63,631)
                                       ----------------------------------------------------------
Net increase (decrease) from capital
  share transactions                   (1,267)        $(27,888)             292         $   7,532
                                       ==========================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category.

    The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
    -------------------------------------------------------------------------
    +/- 100 to 400                                     +/- 4
    +/- 401 to 700                                     +/- 5
    +/- 701 and greater                                +/- 6

    (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class

================================================================================

40  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    outperforms the Lipper Science & Technology Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $8,538,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $310,000 and $25,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.03% and 0.02%, respectively.

B. SUBADVISORY ARRANGEMENT(s) - The Manager entered into an Investment Subadvisory Agreement with Wellington Management Company LLP (Wellington Management), under which Wellington Management directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% of the Fund's average net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average net assets for assets over $100 million that Wellington Management manages. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $3,926,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the year ended July 31, 2017, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,478,000 and $163,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $26,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

D. EXPENSE LIMITATION - Effective December 1, 2016, the Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Adviser Shares to 1.40% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2017, the Adviser Shares did not incur any reimbursable expenses.

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended July 31, 2017, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,438,000 and $177,000, respectively. At July 31, 2017, the Adviser Shares recorded a reclassification of less than $500 for SAS adjustments to capital gains payable.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $272,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and

================================================================================

42  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                YEAR ENDED JULY 31,
                                 ------------------------------------------------------------------------------
                                       2017             2016             2015             2014             2013
                                 ------------------------------------------------------------------------------
Net asset value at beginning
  of period                      $    22.03         $  23.07         $  20.96         $  17.78         $  14.24
                                 ------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income (loss)          .05             (.01)             .72             (.09)(b)          .03(a)
  Net realized and
    unrealized gain                    5.68              .37             4.35             4.86(b)          3.51
                                 ------------------------------------------------------------------------------
Total from investment
  operations                           5.73              .36             4.62             4.77(b)          3.54
                                 ------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   -                -             (.31)            (.40)               -
  Realized capital gains               (.87)           (1.40)           (2.20)           (1.19)               -
                                 ------------------------------------------------------------------------------
Total distributions                    (.87)           (1.40)           (2.51)           (1.59)               -
                                 ------------------------------------------------------------------------------
Net asset value at end
  of period                      $    26.89         $  22.03         $  23.07         $  20.96         $  17.78
                                 ==============================================================================
Total return (%)*                     27.05             1.74            23.45            27.94            24.86
Net assets at end
  of period (000)                $1,137,256         $901,629         $853,755         $589,615         $436,613
Ratios to average net assets:**
  Expenses (%)(c)                      1.14             1.17             1.18             1.24             1.34
  Net investment income
    (loss) (%)                         (.28)            (.24)             .52             (.44)            (.08)
Portfolio turnover (%)                   75               83               73               91               93

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $985,756,000.
(a) Reflected a net realized and unrealized gain per share, whereas the Statement of Operations reflected a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses was due to the timing of sales and repurchases of shares in relation to fluctuating market values for the portfolio.
(b) Calculated using average shares.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

44  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                  -----------------------------------------------------------------------------
                                      2017              2016             2015             2014             2013
                                  -----------------------------------------------------------------------------
Net asset value at beginning
  of period                       $  21.67          $  22.77         $  20.78          $ 17.64           $14.16
                                  -----------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income (loss)        (.02)             (.07)             .13(b)          (.12)(b)          .00(a)
  Net realized and
    unrealized gain                   5.58               .37             4.39(b)          4.82(b)          3.48
                                  -----------------------------------------------------------------------------
Total from investment
  operations                          5.56               .30             4.52(b)          4.70(b)          3.48
                                  -----------------------------------------------------------------------------
Less distributions from:
  Net investment income                  -                 -             (.33)            (.37)               -
  Realized capital gains              (.87)            (1.40)           (2.20)           (1.19)               -
                                  -----------------------------------------------------------------------------
Total distributions                   (.87)            (1.40)           (2.53)           (1.56)               -
                                  -----------------------------------------------------------------------------
Net asset value at end
  of period                       $  26.36          $  21.67         $  22.77          $ 20.78           $17.64
                                  =============================================================================
Total return (%)*                    26.71              1.48            23.18            27.73            24.58
Net assets at end
  of period (000)                 $115,559          $122,430         $122,019          $17,901           $8,815
Ratios to average net assets:**
  Expenses (%)(c)                     1.41(e)           1.42             1.42             1.41(d)          1.56
  Expenses, excluding
    reimbursements (%)(c)             1.42              1.42             1.42             1.41             1.56
  Net investment income
    (loss) (%)                        (.55)             (.50)             .59             (.61)            (.30)
Portfolio turnover (%)                  75                83               73               91               93

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $108,656,000.
(a) Represents less than $0.01 per share.
(b) Calculated using average shares.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares' average net assets.
(e) Effective December 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.40% of the Adviser Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

46  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                    EXPENSES PAID
                                      BEGINNING                 ENDING              DURING PERIOD*
                                    ACCOUNT VALUE            ACCOUNT VALUE         FEBRUARY 1, 2017 -
                                   FEBRUARY 1, 2017          JULY 31, 2017           JULY 31, 2017
                                   ------------------------------------------------------------------
FUND SHARES
Actual                                $1,000.00                $1,201.00                 $6.11

Hypothetical
  (5% return before expenses)          1,000.00                 1,019.24                  5.61

ADVISER SHARES
Actual                                 1,000.00                 1,199.30                  7.58

Hypothetical
  (5% return before expenses)          1,000.00                 1,017.90                  6.95

*Expenses are equal to the Fund's annualized expense ratio of 1.12% for Fund
 Shares and 1.39% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 20.10% for Fund Shares and 19.93% for Adviser Shares for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and Wellington Management (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

48  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

                                                        ADVISORY AGREEMENT |  49

================================================================================

The Board considered the level and depth of experience of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/ objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects

================================================================================

50  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-year period ended December 31, 2016, and was above the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2016, was in the top 35% of its performance universe for three-year period ended December 31, 2016, was in the top 20% of its performance universe for the five-year period ended December 31, 2016, and was in the top 40% of its performance universe for the ten-year period ended December 31,2016. The Board took into account

================================================================================

                                                        ADVISORY AGREEMENT |  51

================================================================================

management's discussion of the Fund's Performance, including the impact of market conditions on the Fund's recent performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager also pays the subadvisory fee out of the management fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to

================================================================================

52  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the

================================================================================

                                                        ADVISORY AGREEMENT |  53

================================================================================

Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board

================================================================================

54  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

was mindful of the Manager's focus on the Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                        ADVISORY AGREEMENT |  55

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

56  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

58  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues.
Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

60  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

     (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
     (2) Member of Executive Committee.
     (3) Member of Audit and Compliance Committee.
     (4) Member of Product Management and Distribution Committee.
     (5) Member of Corporate Governance Committee.
     (6) Member of Investments Committee.
     (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
     (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
     (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

62  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. De VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

64  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   31712-0917                                (C)2017, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                                    [GRAPHIC OF USAA VALUE FUND]

 ==============================================================

         ANNUAL REPORT
         USAA VALUE FUND
         FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
         JULY 31, 2017

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"NOW THAT THE SUMMER IS OVER, YOU MAY
WANT TO DEVOTE SOME TIME TO REVIEWING               [PHOTO OF BROOKS ENGLEHARDT]
YOUR FINANCIAL SITUATION."

--------------------------------------------------------------------------------

SEPTEMBER 2017

Investors did not appear to worry much about risk during the reporting period ended July 31, 2017. They seemed comfortable with the current market risk.

U.S. stocks posted one record high after another following the November 2016 U.S. elections. Although they remained rather flat early in the reporting period, stocks surged after the elections on optimism about the Republicans' plans for reduced regulation, tax reform, and increased infrastructure spending. Stocks then continued to rally, overcoming some setbacks driven by political uncertainty and mixed economic data, to end the reporting period much higher than they began. Better-than-expected corporate earnings also supported the market's advance. Given the strength of the rally and how high stock prices climbed, we expected investors to show some signs of nervousness. That was not the case. Instead, the Chicago Board Options Exchange (CBOE) Volatility Index, or VIX Index, fell near its lowest level in 25 years during the month of May 2017. The VIX Index, which is widely regarded as the "fear index," reflected investors' remarkable calm as they stretched what were already rich valuations. However, at USAA Investments, we view the apparent complacency with concern. The declines seen in stock market history would appear to demonstrate the danger of assuming that everything will continue moving in the same direction. In our view, a modest pullback is possible and should not come as a surprise to investors.

Bond investors also embraced risk during the reporting period, as evidenced by the tightening of credit spreads. Credit spread is the difference in yields between corporate bonds and U.S. Treasury securities of similar maturity. When spreads are tight, there is less potential reward for the greater risk of owning corporate bonds compared to U.S. Treasuries. During the 2008-2009 financial crisis, spreads widened dramatically and stayed rather wide as investors demanded more return based on their perception of credit risk. More recently, with global interest rates near historic lows, investors have

================================================================================

================================================================================

been willing to take on more risk for incrementally larger yields. Ultra-tight spreads can be a warning sign that corporate bonds are overvalued. We maintain our belief that bond investors should be paid for the risk they take. This is why we build and manage our fixed-income portfolios bond by bond, with our buying decisions based on a rigorous analysis of each individual credit.

Overall, we remained cautious at the end of the reporting period. Federal Reserve (the Fed) officials have said they expect to continue increasing short-term interest rates. They raised the federal funds target rate three times during the reporting period and also announced plans to trim the size of the Fed's balance sheet. The balance sheet has grown as a result of quantitative easing as the Fed purchased U.S. Treasury securities and mortgage-backed securities in its efforts to push down longer-term interest rates and bolster the U.S. economy. No one knows how the unwinding of these purchases will impact interest rates. If the Fed acts quickly, longer-term interest rates may rise more swiftly than expected. If it reduces the balance sheet slowly, longer-term interest rates are likely to rise gradually. At the time of this writing, we do not anticipate quick action by the Fed. Accordingly, we think shareholders can continue to collect current income without worrying too much about a drop in bond prices.

Meanwhile, school is back in session. Now that the summer is over, you may want to devote some time to reviewing your financial situation. If you would like assistance, please give our financial advisors a call. At USAA Investments, we are committed to helping you meet your financial objectives.

Rest assured that we will continue to monitor economic conditions, Fed policy, the direction of longer-term interest rates, political developments, and other issues that have the potential to affect your investments. From all of us here at USAA Investments, thank you for allowing us to help with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           6

SHAREHOLDER VOTING RESULTS                                                   13

FINANCIAL INFORMATION

    Distributions to Shareholders                                            14

    Report of Independent Registered
      Public Accounting Firm                                                 15

    Portfolio of Investments                                                 16

    Notes to Portfolio of Investments                                        24

    Financial Statements                                                     26

    Notes to Financial Statements                                            30

EXPENSE EXAMPLE                                                              49

ADVISORY AGREEMENT                                                           51

TRUSTEES' AND OFFICERS' INFORMATION                                          59

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2017, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA VALUE FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in equity securities of companies that are considered to be undervalued. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Barrow, Hanley, Mewhinney & Strauss, LLC

    MARK GIAMBRONE                          JOHN P. HARLOE, CFA
    JEFF G. FAHRENBRUCH, CFA                LEWIS ROPP
    DAVID W. GANUCHEAU, CFA                 CORY L. MARTIN
    JAMES S. MCCLURE, CFA

--------------------------------------------------------------------------------

o   PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

    Initially the reporting period showed little movement among stocks; however, by September 2016, rising speculation regarding the potential for the Federal Reserve (the Fed) to raise interest rates before year-end led to a shift in market leadership away from "bond surrogates" and boosting financial stocks.

    Stocks began an extended rally following the November 2016 U.S. elections, which left Republicans in control of the White House and both houses of Congress. Investors anticipated pro-growth policies from the new administration, including lower taxes and reduced regulation. U.S.
    Treasury yields increased in the immediate wake of the election and continued to trend higher in the following weeks until stabilizing around year-end 2016. Equities continued to strengthen into 2017, before softening going into March 2017 as the Fed caught markets off-guard by signaling an interest rate increase at its next meeting. The struggle, and ultimate failure of, the Republicans to repeal and replace the Affordable Care Act also dampened investor sentiment as it called into question the party's ability to implement the rest of its agenda. However, the U.S. market soon regained its upward momentum, shrugging off the outlook for slower-than-expected implementation of the reforms promised by the Trump administration. Investor optimism was supported by double digit growth in corporate earnings, as well as by strong economic performance

================================================================================

2  | USAA VALUE FUND

================================================================================

    and an easing of geopolitical concerns around nationalist/populist movements in Europe.

    For the reporting period, all broad-based U.S. stock indices finished comfortably in double-digit positive territory, with growth stocks outperforming their value-oriented counterparts. The strongest gains for the reporting period were seen in technology and financial stocks. Interest rate sensitive segments such as real estate and utilities underperformed as investors began to anticipate the normalization of interest rates on the part of the Fed. Energy stocks lagged as well, as crude oil prices dipped in mid-2017.

o   HOW DID THE USAA VALUE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period end July 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares had a total return of 15.72%, 15.86%, and 15.46%, respectively. This compares to returns of 14.17% for the Russell 3000(R) Value Index (the Index) and 14.91% for the Lipper Multi-Cap Value Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is the subadviser to the Fund. The subadviser provides day-today discretionary management for the Fund's assets.

o   WHAT WERE THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE RELATIVE TO THE
    INDEX?

    Throughout the reporting period, the Fund remained positioned to benefit from gradual economic improvement and an accompanying rise

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    in market interest rate levels, and this stance was ultimately rewarded. Returns for the Fund versus the benchmark were supported during the reporting period by an underweight exposure to "bond substitutes," including utilities and real estate. The Fund's industrials exposure added to relative performance as cyclical areas of the market benefited post-election 2016. Selection within information technology also added to relative performance, as the Fund held a number of names positioned to benefit from the long-term trends toward automation and cloud-based delivery of software and services. The Fund's healthcare position detracted from performance, as the segment was negatively affected by post-election uncertainty around the new administration's policy plans. In addition, the Fund was underweight in the broader financials sector, which benefited from the outlook for higher interest rates. Finally, selection within consumer discretionary also constrained stock returns.

    Specific holdings that contributed to performance included health management organization Anthem, Inc. (Anthem). The company's Blue Cross Blue Shield brand has continued to experience strong market share and pricing power across its various local markets. The stock had suffered in the wake of Anthem's proposed merger with Cigna Corp., but recovered once that source of uncertainty was removed by the failure to win regulatory approval for the acquisition. Within financials, banking services conglomerate PNC Financial Services Group, Inc. and consumer lending giant Capital One Financial Corp. were notable contributors. Stocks of both lenders benefited from an improving economy, strong loan growth and solid consumer credit fundamentals, as well as the outlook for higher interest rates. Finally, shares of Royal Caribbean Cruises Ltd. outperformed in the reporting period, as cruise operators continued to increase their market share of vacation-related spending. Investor sentiment with respect to the segment had softened on concerns that in ramping up to meet growing China demand cruise operators risked reaching overcapacity and losing pricing power. However, the Chinese market has comfortably absorbed the industry's new offerings and cruise pricing has held up well.

    The leading detractors were concentrated heavily within health care, and included pharmaceutical chain CVS Health Corp., benefits manager

================================================================================

4  | USAA VALUE FUND

================================================================================

    Express Scripts Holding Co., and drug giant Teva Pharmaceutical Industries Ltd. ADR. All three stocks were impacted by concerns over a cyclical narrowing of margins on generic drugs.

    The Fund continues to be positioned for an improving economic backdrop and for interest rates to rise. Overall, the Fund maintains a preference for economically sensitive sectors where BHMS sees long-term value, in industrials, consumer discretionary, healthcare and financials. While healthcare stocks have lagged in recent quarters, we believe the long-term outlook is favorable and are maintaining a significant weighting to the sector. BHMS has continued to build the Fund's position within energy with a focus on strong balance sheets and predictable production, while remaining focused on relative value. As always, BHMS will continue to focus on broad measures of valuation, including low payout ratios and solid earnings prospects that together suggest the potential for long-term growth in dividends.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Investing in REITs has some of the same risks associated with the direct ownership of real estate.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA VALUE FUND SHARES (FUND SHARES)
(Ticker Symbol: UVALX)

--------------------------------------------------------------------------------
                                           7/31/17                  7/31/16
--------------------------------------------------------------------------------
Net Assets                              $936.6 Million           $807.1 Million
Net Asset Value Per Share                  $21.55                   $19.41

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                           5 YEARS                       10 YEARS
    15.72%                           13.02%                        6.49%

--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                   1.11%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016 and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA VALUE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                   USAA VALUE           RUSSELL 3000        LIPPER MULTI-CAP
                   FUND SHARES          VALUE INDEX        VALUE FUNDS INDEX
 7/31/2007         $10,000.00            $10,000.00          $10,000.00
 8/31/2007          10,052.00             10,119.25           10,020.00
 9/30/2007          10,273.00             10,442.28           10,284.69
10/31/2007          10,344.00             10,452.35           10,327.09
11/30/2007           9,968.00              9,919.73            9,803.63
12/31/2007           9,787.00              9,824.65            9,695.52
 1/31/2008           9,429.00              9,430.39            9,225.61
 2/29/2008           9,037.00              9,036.87            8,898.83
 3/31/2008           8,699.00              8,984.78            8,721.34
 4/30/2008           9,132.00              9,410.58            9,167.00
 5/31/2008           9,348.00              9,421.76            9,331.31
 6/30/2008           8,463.00              8,520.32            8,469.85
 7/31/2008           8,415.00              8,525.40            8,376.45
 8/31/2008           8,544.00              8,691.28            8,470.77
 9/30/2008           7,868.00              8,071.90            7,686.45
10/31/2008           6,455.00              6,655.97            6,277.52
11/30/2008           5,975.00              6,154.71            5,860.35
12/31/2008           6,256.00              6,263.06            6,045.26
 1/31/2009           5,779.00              5,528.70            5,526.16
 2/28/2009           5,060.00              4,787.68            4,918.42
 3/31/2009           5,503.00              5,198.30            5,346.49
 4/30/2009           6,132.00              5,776.92            5,927.88
 5/31/2009           6,415.00              6,114.69            6,281.98
 6/30/2009           6,477.00              6,072.04            6,239.24
 7/31/2009           7,141.00              6,584.79            6,750.83
 8/31/2009           7,452.00              6,926.64            7,042.17
 9/30/2009           7,653.00              7,200.56            7,325.41
10/31/2009           7,480.00              6,959.38            7,141.99
11/30/2009           7,950.00              7,338.28            7,459.47
12/31/2009           8,180.00              7,500.73            7,652.50
 1/31/2010           8,012.00              7,289.06            7,442.43
 2/28/2010           8,306.00              7,527.90            7,683.86
 3/31/2010           8,803.00              8,029.19            8,125.60
 4/30/2010           8,992.00              8,266.74            8,320.12
 5/31/2010           8,264.00              7,585.59            7,626.90
 6/30/2010           7,697.00              7,138.74            7,154.96
 7/31/2010           8,271.00              7,624.10            7,645.43
 8/31/2010           7,767.00              7,278.42            7,277.21
 9/30/2010           8,551.00              7,859.65            7,908.39
10/31/2010           8,768.00              8,100.89            8,176.57
11/30/2010           8,817.00              8,077.76            8,140.47
12/31/2010           9,497.00              8,717.88            8,765.22
 1/31/2011           9,794.00              8,899.31            8,960.67
 2/28/2011          10,105.00              9,237.54            9,283.19
 3/31/2011          10,183.00              9,281.72            9,374.83
 4/30/2011          10,473.00              9,520.84            9,624.32
 5/31/2011          10,367.00              9,414.46            9,486.40
 6/30/2011          10,197.00              9,218.19            9,285.42
 7/31/2011           9,709.00              8,912.53            8,958.23
 8/31/2011           9,045.00              8,337.41            8,260.88
 9/30/2011           8,282.00              7,684.97            7,474.11
10/31/2011           9,314.00              8,582.35            8,408.48
11/30/2011           9,328.00              8,540.03            8,353.37
12/31/2011           9,457.00              8,709.08            8,404.40
 1/31/2012           9,865.00              9,058.13            8,882.72
 2/29/2012          10,301.00              9,401.03            9,298.76
 3/31/2012          10,623.00              9,680.73            9,512.80
 4/30/2012          10,430.00              9,578.74            9,395.34
 5/31/2012           9,729.00              9,015.18            8,719.72
 6/30/2012          10,101.00              9,461.62            9,066.35
 7/31/2012          10,173.00              9,544.79            9,103.65
 8/31/2012          10,416.00              9,758.56            9,377.84
 9/30/2012          10,666.00             10,071.20            9,633.75
10/31/2012          10,616.00             10,015.92            9,598.44
11/30/2012          10,659.00             10,014.36            9,637.77
12/31/2012          10,829.00             10,237.34            9,852.81
 1/31/2013          11,410.00             10,898.50           10,485.60
 2/28/2013          11,555.00             11,052.49           10,618.16
 3/31/2013          12,049.00             11,492.06           11,066.95
 4/30/2013          12,260.00             11,651.52           11,206.23
 5/31/2013          12,717.00             11,954.24           11,578.71
 6/30/2013          12,630.00             11,853.21           11,430.31
 7/31/2013          13,342.00             12,502.73           12,066.98
 8/31/2013          12,935.00             12,022.24           11,699.89
 9/30/2013          13,422.00             12,354.25           12,097.69
10/31/2013          13,916.00             12,884.04           12,622.54
11/30/2013          14,417.00             13,254.90           12,975.84
12/31/2013          14,711.00             13,583.64           13,280.05
 1/31/2014          14,145.00             13,097.79           12,821.90
 2/28/2014          14,786.00             13,666.82           13,380.62
 3/31/2014          15,036.00             13,980.51           13,607.09
 4/30/2014          14,922.00             14,073.98           13,641.41
 5/31/2014          15,149.00             14,271.04           13,892.67
 6/30/2014          15,511.00             14,663.87           14,255.64
 7/31/2014          15,104.00             14,362.49           13,925.63
 8/31/2014          15,632.00             14,897.87           14,439.27
 9/30/2014          15,217.00             14,536.15           13,994.92
10/31/2014          15,602.00             14,914.34           14,242.37
11/30/2014          15,904.00             15,190.38           14,529.42
12/31/2014          15,947.00             15,308.20           14,593.31
 1/31/2015          15,353.00             14,694.26           14,114.63
 2/28/2015          16,319.00             15,403.06           14,896.07
 3/31/2015          16,161.00             15,229.75           14,775.70
 4/30/2015          16,288.00             15,334.86           14,884.53
 5/31/2015          16,541.00             15,514.70           15,064.65
 6/30/2015          16,303.00             15,230.21           14,773.66
 7/31/2015          16,232.00             15,256.82           14,789.93
 8/31/2015          15,385.00             14,360.85           13,966.18
 9/30/2015          14,815.00             13,922.18           13,427.77
10/31/2015          15,860.00             14,950.87           14,391.32
11/30/2015          15,900.00             15,037.12           14,411.68
12/31/2015          15,391.00             14,675.92           13,932.20
 1/31/2016          14,456.00             13,899.84           13,025.28
 2/29/2016          14,397.00             13,903.86           13,090.99
 3/31/2016          15,291.00             14,917.10           14,082.76
 4/30/2016          15,658.00             15,230.62           14,416.51
 5/31/2016          15,817.00             15,470.53           14,565.47
 6/30/2016          15,633.00             15,598.37           14,469.80
 7/31/2016          16,210.00             16,079.67           14,984.28
 8/31/2016          16,393.00             16,224.20           15,104.50
 9/30/2016          16,310.00             16,202.61           15,069.34
10/31/2016          16,126.00             15,930.33           14,879.73
11/30/2016          17,370.00             16,930.86           15,861.56
12/31/2016          17,600.00             17,376.23           16,208.34
 1/31/2017          17,818.00             17,479.79           16,394.87
 2/28/2017          18,305.00             18,077.71           16,862.92
 3/31/2017          18,314.00             17,896.00           16,734.91
 4/30/2017          18,331.00             17,870.57           16,789.34
 5/31/2017          18,236.00             17,810.37           16,720.27
 6/30/2017          18,671.00             18,126.52           16,931.54
 7/31/2017          18,758.00             18,358.03           17,218.38

                                   [END CHART]

                          Data from 7/31/07 to 7/31/17.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Shares to the following benchmarks:

o The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the unmanaged Russell 1000(R) Value or the unmanaged Russell 2000(R) Value indexes.

o The unmanaged Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA VALUE FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIVAX)

--------------------------------------------------------------------------------
                                           7/31/17                 7/31/16
--------------------------------------------------------------------------------
Net Assets                              $591.4 Million          $522.7 Million
Net Asset Value Per Share                  $21.54                  $19.40

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                    5 YEARS                 SINCE INCEPTION 8/01/08
    15.86%                    13.14%                            9.51%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/16*
--------------------------------------------------------------------------------
                                      0.98%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA VALUE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      USAA VALUE FUND                                  LIPPER MULTI-CAP
                       INSTITUTIONAL            RUSSELL 3000             VALUE FUNDS
                          SHARES                 VALUE INDEX                 INDEX
 7/31/2008             $10,000.00               $10,000.00                $10,000.00
 8/31/2008              10,177.00                10,194.58                 10,112.61
 9/30/2008               9,372.00                 9,468.06                  9,176.26
10/31/2008               7,689.00                 7,807.23                  7,494.25
11/30/2008               7,118.00                 7,219.27                  6,996.23
12/31/2008               7,455.00                 7,346.36                  7,216.98
 1/31/2009               6,886.00                 6,484.98                  6,597.26
 2/28/2009               6,036.00                 5,615.79                  5,871.72
 3/31/2009               6,556.00                 6,097.43                  6,382.76
 4/30/2009               7,306.00                 6,776.13                  7,076.84
 5/31/2009               7,644.00                 7,172.33                  7,499.57
 6/30/2009               7,727.00                 7,122.30                  7,448.56
 7/31/2009               8,518.00                 7,723.74                  8,059.30
 8/31/2009               8,898.00                 8,124.71                  8,407.11
 9/30/2009               9,137.00                 8,446.01                  8,745.24
10/31/2009               8,931.00                 8,163.12                  8,526.27
11/30/2009               9,500.00                 8,607.55                  8,905.29
12/31/2009               9,771.00                 8,798.10                  9,135.74
 1/31/2010               9,570.00                 8,549.82                  8,884.95
 2/28/2010               9,922.00                 8,829.97                  9,173.17
 3/31/2010              10,516.00                 9,417.97                  9,700.54
 4/30/2010              10,750.00                 9,696.61                  9,932.75
 5/31/2010               9,871.00                 8,897.64                  9,105.17
 6/30/2010               9,202.00                 8,373.50                  8,541.76
 7/31/2010               9,888.00                 8,942.81                  9,127.30
 8/31/2010               9,286.00                 8,537.34                  8,687.70
 9/30/2010              10,231.00                 9,219.10                  9,441.23
10/31/2010              10,490.00                 9,502.06                  9,761.38
11/30/2010              10,557.00                 9,474.94                  9,718.28
12/31/2010              11,372.00                10,225.77                 10,464.12
 1/31/2011              11,727.00                10,438.58                 10,697.46
 2/28/2011              12,108.00                10,835.32                 11,082.49
 3/31/2011              12,202.00                10,887.14                 11,191.90
 4/30/2011              12,549.00                11,167.62                 11,489.74
 5/31/2011              12,422.00                11,042.85                 11,325.09
 6/30/2011              12,218.00                10,812.63                 11,085.16
 7/31/2011              11,643.00                10,454.09                 10,694.55
 8/31/2011              10,847.00                 9,779.49                  9,862.03
 9/30/2011               9,932.00                 9,014.21                  8,922.77
10/31/2011              11,169.00                10,066.81                 10,038.24
11/30/2011              11,185.00                10,017.17                  9,972.45
12/31/2011              11,351.00                10,215.45                 10,033.37
 1/31/2012              11,840.00                10,624.87                 10,604.40
 2/29/2012              12,365.00                11,027.09                 11,101.08
 3/31/2012              12,751.00                11,355.17                 11,356.60
 4/30/2012              12,519.00                11,235.54                 11,216.37
 5/31/2012              11,686.00                10,574.51                 10,409.81
 6/30/2012              12,124.00                11,098.16                 10,823.63
 7/31/2012              12,219.00                11,195.72                 10,868.15
 8/31/2012              12,511.00                11,446.46                 11,195.49
 9/30/2012              12,811.00                11,813.17                 11,501.00
10/31/2012              12,751.00                11,748.33                 11,458.85
11/30/2012              12,803.00                11,746.51                 11,505.80
12/31/2012              13,012.00                12,008.05                 11,762.52
 1/31/2013              13,711.00                12,783.57                 12,517.96
 2/28/2013              13,886.00                12,964.19                 12,676.21
 3/31/2013              14,480.00                13,479.79                 13,211.98
 4/30/2013              14,734.00                13,666.84                 13,378.26
 5/31/2013              15,293.00                14,021.92                 13,822.94
 6/30/2013              15,179.00                13,903.41                 13,645.77
 7/31/2013              16,045.00                14,665.28                 14,405.84
 8/31/2013              15,546.00                14,101.68                 13,967.61
 9/30/2013              16,141.00                14,491.12                 14,442.51
10/31/2013              16,735.00                15,112.54                 15,069.08
11/30/2013              17,338.00                15,547.54                 15,490.86
12/31/2013              17,703.00                15,933.15                 15,854.04
 1/31/2014              17,012.00                15,363.26                 15,307.09
 2/28/2014              17,784.00                16,030.71                 15,974.10
 3/31/2014              18,093.00                16,398.67                 16,244.46
 4/30/2014              17,957.00                16,508.30                 16,285.44
 5/31/2014              18,230.00                16,739.44                 16,585.40
 6/30/2014              18,666.00                17,200.22                 17,018.72
 7/31/2014              18,184.00                16,846.71                 16,624.74
 8/31/2014              18,812.00                17,474.69                 17,237.94
 9/30/2014              18,321.00                17,050.41                 16,707.47
10/31/2014              18,784.00                17,494.02                 17,002.88
11/30/2014              19,148.00                17,817.80                 17,345.56
12/31/2014              19,199.00                17,956.00                 17,421.84
 1/31/2015              18,492.00                17,235.86                 16,850.38
 2/28/2015              19,657.00                18,067.27                 17,783.28
 3/31/2015              19,466.00                17,863.98                 17,639.58
 4/30/2015              19,619.00                17,987.27                 17,769.50
 5/31/2015              19,934.00                18,198.22                 17,984.54
 6/30/2015              19,638.00                17,864.51                 17,637.14
 7/31/2015              19,561.00                17,895.73                 17,656.57
 8/31/2015              18,540.00                16,844.79                 16,673.15
 9/30/2015              17,853.00                16,330.25                 16,030.39
10/31/2015              19,122.00                17,536.86                 17,180.69
11/30/2015              19,161.00                17,638.03                 17,205.01
12/31/2015              18,556.00                17,214.36                 16,632.59
 1/31/2016              17,427.00                16,304.04                 15,549.88
 2/29/2016              17,356.00                16,308.75                 15,628.33
 3/31/2016              18,445.00                17,497.25                 16,812.34
 4/30/2016              18,888.00                17,865.00                 17,210.77
 5/31/2016              19,080.00                18,146.41                 17,388.60
 6/30/2016              18,858.00                18,296.36                 17,274.39
 7/31/2016              19,553.00                18,860.90                 17,888.59
 8/31/2016              19,785.00                19,030.44                 18,032.11
 9/30/2016              19,684.00                19,005.11                 17,990.13
10/31/2016              19,463.00                18,685.74                 17,763.77
11/30/2016              20,964.00                19,859.33                 18,935.91
12/31/2016              21,245.00                20,381.73                 19,349.90
 1/31/2017              21,508.00                20,503.20                 19,572.58
 2/28/2017              22,097.00                21,204.54                 20,131.35
 3/31/2017              22,108.00                20,991.40                 19,978.53
 4/30/2017              22,139.00                20,961.57                 20,043.51
 5/31/2017              22,024.00                20,890.96                 19,961.05
 6/30/2017              22,550.00                21,261.79                 20,213.27
 7/31/2017              22,655.00                21,533.35                 20,555.71

                                   [END CHART]

                         Data from 7/31/08 to 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA VALUE FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAVAX)

--------------------------------------------------------------------------------
                                              7/31/17               7/31/16
--------------------------------------------------------------------------------
Net Assets                                 $9.6 Million          $8.8 Million
Net Asset Value Per Share                     $21.46                $19.32

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17
--------------------------------------------------------------------------------
    1 YEAR                  5 YEARS                  SINCE INCEPTION 8/01/10
    15.46%                  12.68%                            11.67%

--------------------------------------------------------------------------------
                               EXPENSE RATIOS AS OF 7/31/16*
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT         1.42%         AFTER REIMBURSEMENT          1.30%

HIGH DOUBLE-DIGIT RETURNS ARE ATTRIBUTABLE, IN PART, TO UNUSUALLY FAVORABLE MARKET CONDITIONS AND MAY NOT BE REPEATED OR CONSISTENTLY ACHIEVED IN THE FUTURE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 30, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.30% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 30, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 1.30%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

10  | USAA VALUE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                  LIPPER MULTI-CAP
                        RUSSELL 3000                VALUE FUNDS            USAA VALUE FUND
                         VALUE INDEX                   INDEX                ADVISER SHARES
 7/31/2010              $10,000.00                  $10,000.00               $10,000.00
 8/31/2010                9,546.60                    9,518.37                 9,188.00
 9/30/2010               10,308.96                   10,343.94                10,116.00
10/31/2010               10,625.37                   10,694.71                10,365.00
11/30/2010               10,595.04                   10,647.48                10,423.00
12/31/2010               11,434.64                   11,464.64                11,223.00
 1/31/2011               11,672.60                   11,720.29                11,566.00
 2/28/2011               12,116.24                   12,142.13                11,934.00
 3/31/2011               12,174.19                   12,262.00                12,017.00
 4/30/2011               12,487.83                   12,588.32                12,352.00
 5/31/2011               12,348.30                   12,407.93                12,218.00
 6/30/2011               12,090.87                   12,145.06                12,017.00
 7/31/2011               11,689.95                   11,717.10                11,432.00
 8/31/2011               10,935.60                   10,804.98                10,655.00
 9/30/2011               10,079.84                    9,775.91                 9,744.00
10/31/2011               11,256.88                   10,998.04                10,956.00
11/30/2011               11,201.37                   10,925.96                10,964.00
12/31/2011               11,423.10                   10,992.71                11,111.00
 1/31/2012               11,880.92                   11,618.33                11,591.00
 2/29/2012               12,330.68                   12,162.50                12,096.00
 3/31/2012               12,697.55                   12,442.46                12,466.00
 4/30/2012               12,563.77                   12,288.82                12,239.00
 5/31/2012               11,824.59                   11,405.14                11,414.00
 6/30/2012               12,410.16                   11,858.52                11,843.00
 7/31/2012               12,519.24                   11,907.30                11,919.00
 8/31/2012               12,799.63                   12,265.94                12,197.00
 9/30/2012               13,209.69                   12,600.66                12,483.00
10/31/2012               13,137.19                   12,554.48                12,424.00
11/30/2012               13,135.15                   12,605.92                12,466.00
12/31/2012               13,427.61                   12,887.18                12,667.00
 1/31/2013               14,294.80                   13,714.86                13,339.00
 2/28/2013               14,496.78                   13,888.23                13,510.00
 3/31/2013               15,073.33                   14,475.24                14,080.00
 4/30/2013               15,282.50                   14,657.41                14,318.00
 5/31/2013               15,679.55                   15,144.61                14,846.00
 6/30/2013               15,547.04                   14,950.50                14,735.00
 7/31/2013               16,398.96                   15,783.25                15,570.00
 8/31/2013               15,768.74                   15,303.11                15,084.00
 9/30/2013               16,204.22                   15,823.42                15,655.00
10/31/2013               16,899.10                   16,509.90                16,217.00
11/30/2013               17,385.53                   16,972.01                16,795.00
12/31/2013               17,816.73                   17,369.91                17,143.00
 1/31/2014               17,179.46                   16,770.66                16,473.00
 2/28/2014               17,925.82                   17,501.45                17,213.00
 3/31/2014               18,337.27                   17,797.66                17,513.00
 4/30/2014               18,459.87                   17,842.56                17,372.00
 5/31/2014               18,718.34                   18,171.19                17,637.00
 6/30/2014               19,233.58                   18,645.95                18,060.00
 7/31/2014               18,838.28                   18,214.31                17,584.00
 8/31/2014               19,540.51                   18,886.13                18,192.00
 9/30/2014               19,066.06                   18,304.94                17,707.00
10/31/2014               19,562.11                   18,628.59                18,148.00
11/30/2014               19,924.17                   19,004.05                18,501.00
12/31/2014               20,078.71                   19,087.61                18,539.00
 1/31/2015               19,273.44                   18,461.52                17,847.00
 2/28/2015               20,203.13                   19,483.61                18,973.00
 3/31/2015               19,975.81                   19,326.18                18,779.00
 4/30/2015               20,113.68                   19,468.51                18,917.00
 5/31/2015               20,349.56                   19,704.12                19,222.00
 6/30/2015               19,976.41                   19,323.50                18,936.00
 7/31/2015               20,011.31                   19,344.79                18,853.00
 8/31/2015               18,836.13                   18,267.35                17,856.00
 9/30/2015               18,260.76                   17,563.13                17,192.00
10/31/2015               19,610.02                   18,823.41                18,400.00
11/30/2015               19,723.15                   18,850.05                18,437.00
12/31/2015               19,249.39                   18,222.91                17,851.00
 1/31/2016               18,231.46                   17,036.67                16,754.00
 2/29/2016               18,236.73                   17,122.62                16,686.00
 3/31/2016               19,565.73                   18,419.83                17,725.00
 4/30/2016               19,976.95                   18,856.37                18,143.00
 5/31/2016               20,291.63                   19,051.19                18,317.00
 6/30/2016               20,459.31                   18,926.07                18,104.00
 7/31/2016               21,090.59                   19,599.00                18,754.00
 8/31/2016               21,280.17                   19,756.24                18,968.00
 9/30/2016               21,251.84                   19,710.24                18,871.00
10/31/2016               20,894.71                   19,462.24                18,657.00
11/30/2016               22,207.04                   20,746.45                20,084.00
12/31/2016               22,791.20                   21,200.02                20,352.00
 1/31/2017               22,927.03                   21,443.99                20,594.00
 2/28/2017               23,711.28                   22,056.19                21,149.00
 3/31/2017               23,472.95                   21,888.76                21,159.00
 4/30/2017               23,439.59                   21,959.95                21,180.00
 5/31/2017               23,360.63                   21,869.61                21,059.00
 6/30/2017               23,775.30                   22,145.95                21,563.00
 7/31/2017               24,078.96                   22,521.13                21,654.00

                                   [END CHART]

                         Data from 7/31/10 to 7/31/17.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o TOP 10 HOLDINGS* - 7/31/17 o
                                (% of Net Assets)

Johnson Controls International plc .......................................  2.4%
Cardinal Health, Inc. ....................................................  2.1%
Philip Morris International, Inc. ........................................  2.0%
Medtronic plc ............................................................  2.0%
Oracle Corp. .............................................................  1.9%
Wells Fargo & Co. ........................................................  1.9%
JPMorgan Chase & Co. .....................................................  1.9%
CVS Health Corp. .........................................................  1.9%
Air Products & Chemicals, Inc. ...........................................  1.8%
Anthem, Inc. .............................................................  1.7%

                        o SECTOR ALLOCATION* - 7/31/17 o

FINANCIALS                                                                  18.4%
HEALTH CARE                                                                 16.1%
INDUSTRIALS                                                                 15.0%
INFORMATION TECHNOLOGY                                                      12.1%
ENERGY                                                                       9.9%
CONSUMER DISCRETIONARY                                                       9.5%
CONSUMER STAPLES                                                             5.9%
MATERIALS                                                                    5.9%
TELECOMMUNICATION SERVICES                                                   2.0%
UTILITIES                                                                    1.3%
REAL ESTATE                                                                  0.3%

*Does not include money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 16-23.

================================================================================

12  | USAA VALUE FUND

================================================================================

SHAREHOLDER VOTING RESULTS

--------------------------------------------------------------------------------

On March 22, 2017, a meeting of shareholders was held to vote on a proposal relating to the USAA mutual funds. Shareholders of record on January 12, 2017, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders.

PROPOSAL

Election of new members to the Funds' Board of Trustees including the re-election of Daniel S. McNamara, Robert L. Mason, Ph.D., Paul L. McNamara, Barbara B. Ostdiek, Ph.D., and Michael F. Reimherr.

                                      NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
TRUSTEES                           FOR                    VOTES WITHHELD
--------------------------------------------------------------------------------
Daniel S. McNamara           9,689,863,032                      376,756,871
Robert L. Mason, Ph.D.       9,714,117,381                      352,502,522
Jefferson C. Boyce           9,717,710,105                      348,909,798
Dawn M. Hawley               9,714,577,808                      352,042,095
Paul L. McNamara             9,668,206,065                      398,413,838
Richard Y. Newton III        9,665,513,520                      401,106,382
Barbara B. Ostdiek, Ph.D.    9,715,801,431                      350,818,472
Michael F. Reimherr          9,711,558,498                      355,061,405

================================================================================

                                                SHAREHOLDER VOTING RESULTS |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2017, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2018.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2017:

     DIVIDEND RECEIVED                LONG-TERM
    DEDUCTION (CORPORATE             CAPITAL GAIN          QUALIFIED INTEREST
      SHAREHOLDERS)(1)              DISTRIBUTIONS(2)            INCOME
    -------------------------------------------------------------------------
          93.83%                     $36,165,000              $106,000
    -------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

For the fiscal year ended July 31, 2017, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA VALUE FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Value Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Value Fund at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 22, 2017

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2017

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (96.4%)

              COMMON STOCKS (96.4%)

              CONSUMER DISCRETIONARY (9.5%)
              ----------------------------
              APPAREL RETAIL (0.4%)
    153,800   L Brands, Inc.                                                             $    7,135
                                                                                         ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.6%)
    390,400   Hanesbrands, Inc.                                                               8,948
                                                                                         ----------
              AUTO PARTS & EQUIPMENT (0.5%)
     36,900   Adient plc                                                                      2,416
    363,723   American Axle & Manufacturing Holdings, Inc.*                                   5,361
                                                                                         ----------
                                                                                              7,777
                                                                                         ----------
              GENERAL MERCHANDISE STORES (1.4%)
    282,500   Dollar General Corp.                                                           21,233
                                                                                         ----------
              HOME IMPROVEMENT RETAIL (1.5%)
    292,052   Lowe's Companies, Inc.                                                         22,605
                                                                                         ----------
              HOTELS, RESORTS & CRUISE LINES (2.4%)
    133,060   Carnival Corp.                                                                  8,886
    254,000   Norwegian Cruise Line Holdings Ltd.*                                           13,988
    122,500   Royal Caribbean Cruises Ltd.                                                   13,851
                                                                                         ----------
                                                                                             36,725
                                                                                         ----------
              HOUSEHOLD APPLIANCES (0.9%)
     78,847   Whirlpool Corp.                                                                14,025
                                                                                         ----------
              LEISURE FACILITIES (0.3%)
    268,500   SeaWorld Entertainment, Inc.(a)                                                 4,129
                                                                                         ----------
              MOVIES & ENTERTAINMENT (1.1%)
    569,600   Twenty-First Century Fox, Inc. "A"                                             16,575
                                                                                         ----------
              PUBLISHING (0.3%)
     93,600   Meredith Corp.                                                                  5,564
                                                                                         ----------
              SPECIALTY STORES (0.1%)
     76,600   Vitamin Shoppe, Inc.*                                                             843
                                                                                         ----------
              Total Consumer Discretionary                                                  145,559
                                                                                         ----------

================================================================================

16  | USAA VALUE FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              CONSUMER STAPLES (5.9%)
              ----------------------
              DRUG RETAIL (1.8%)
    356,200   CVS Health Corp.                                                           $   28,471
                                                                                         ----------
              SOFT DRINKS (0.6%)
    198,700   Coca-Cola European Partners plc                                                 8,590
                                                                                         ----------
              TOBACCO (3.5%)
    356,818   Altria Group, Inc.                                                             23,182
          1   British American Tobacco plc ADR                                                    -
    263,787   Philip Morris International, Inc.                                              30,787
                                                                                         ----------
                                                                                             53,969
                                                                                         ----------
              Total Consumer Staples                                                         91,030
                                                                                         ----------
              ENERGY (9.9%)
              -------------
              INTEGRATED OIL & GAS (4.2%)
    734,556   BP plc ADR                                                                     25,812
    178,900   Chevron Corp.                                                                  19,534
    299,224   Occidental Petroleum Corp.                                                     18,531
                                                                                         ----------
                                                                                             63,877
                                                                                         ----------
              OIL & GAS EXPLORATION & PRODUCTION (3.5%)
    522,200   Callon Petroleum Co.*                                                           5,911
    828,400   Chesapeake Energy Corp.*(a)                                                     4,109
    492,357   ConocoPhillips                                                                 22,338
    260,500   Devon Energy Corp.                                                              8,677
    128,887   Range Resources Corp.                                                           2,721
    290,400   Vermilion Energy, Inc.                                                          9,572
                                                                                         ----------
                                                                                             53,328
                                                                                         ----------
              OIL & GAS REFINING & MARKETING (1.7%)
    258,000   PBF Energy, Inc. "A"                                                            5,875
    250,277   Phillips 66                                                                    20,961
                                                                                         ----------
                                                                                             26,836
                                                                                         ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
    340,700   Golar LNG Ltd.(a)                                                               8,112
                                                                                         ----------
              Total Energy                                                                  152,153
                                                                                         ----------
              FINANCIALS (18.4%)
              ------------------
              CONSUMER FINANCE (3.3%)
    228,241   American Express Co.                                                           19,453
     87,700   Capital One Financial Corp.                                                     7,558
     94,100   Discover Financial Services                                                     5,734
    575,900   Navient Corp.                                                                   8,495

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
     59,400   PRA Group, Inc.*                                                           $    2,329
    675,100   SLM Corp.*                                                                      7,480
                                                                                         ----------
                                                                                             51,049
                                                                                         ----------
              DIVERSIFIED BANKS (6.7%)
    855,666   Bank of America Corp.                                                          20,639
    340,153   Citigroup, Inc.                                                                23,283
    321,144   JPMorgan Chase & Co.                                                           29,481
    551,867   Wells Fargo & Co.                                                              29,768
                                                                                         ----------
                                                                                            103,171
                                                                                         ----------
              INSURANCE BROKERS (0.8%)
     81,007   Willis Towers Watson plc                                                       12,060
                                                                                         ----------
              MULTI-LINE INSURANCE (1.3%)
    318,321   American International Group, Inc.                                             20,834
                                                                                         ----------
              PROPERTY & CASUALTY INSURANCE (1.8%)
    206,500   FNF Group                                                                      10,090
    384,900   XL Group Ltd.                                                                  17,089
                                                                                         ----------
                                                                                             27,179
                                                                                         ----------
              REGIONAL BANKS (3.4%)
    305,600   Fifth Third Bancorp                                                             8,160
    529,500   KeyCorp                                                                         9,552
     61,999   PNC Financial Services Group, Inc.                                              7,985
    102,200   Prosperity Bancshares, Inc.                                                     6,551
    121,300   Texas Capital Bancshares, Inc.*                                                 9,504
     96,500   UMB Financial Corp.                                                             6,722
    327,400   Valley National Bancorp                                                         3,890
                                                                                         ----------
                                                                                             52,364
                                                                                         ----------
              THRIFTS & MORTGAGE FINANCE (1.1%)
    594,300   MGIC Investment Corp.*                                                          6,936
    742,900   New York Community Bancorp, Inc.                                                9,754
                                                                                         ----------
                                                                                             16,690
                                                                                         ----------
              Total Financials                                                              283,347
                                                                                         ----------
              HEALTH CARE (16.1%)
              -------------------
              HEALTH CARE DISTRIBUTORS (2.6%)
    409,300   Cardinal Health, Inc.                                                          31,622
    183,600   Patterson Companies, Inc.                                                       7,660
                                                                                         ----------
                                                                                             39,282
                                                                                         ----------
              HEALTH CARE EQUIPMENT (2.0%)
    362,783   Medtronic plc                                                                  30,463
                                                                                         ----------

================================================================================

18  | USAA VALUE FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              HEALTH CARE FACILITIES (0.4%)
    126,080   HealthSouth Corp.                                                          $    5,366
                                                                                         ----------
              HEALTH CARE SERVICES (1.1%)
    278,797   Express Scripts Holding Co.*                                                   17,464
                                                                                         ----------
              MANAGED HEALTH CARE (3.5%)
    144,455   Anthem, Inc.                                                                   26,899
     81,000   Cigna Corp.                                                                    14,058
     70,861   UnitedHealth Group, Inc.                                                       13,592
                                                                                         ----------
                                                                                             54,549
                                                                                         ----------
              PHARMACEUTICALS (6.5%)
    191,802   Johnson & Johnson                                                              25,456
    282,429   Merck & Co., Inc.                                                              18,042
    743,943   Pfizer, Inc.                                                                   24,669
    394,484   Sanofi ADR                                                                     18,683
    429,591   Teva Pharmaceutical Industries Ltd. ADR                                        13,820
                                                                                         ----------
                                                                                            100,670
                                                                                         ----------
              Total Health Care                                                             247,794
                                                                                         ----------
              INDUSTRIALS (15.0%)
              -------------------
              AEROSPACE & DEFENSE (4.2%)
     78,933   General Dynamics Corp.                                                         15,497
     64,500   Orbital ATK, Inc.                                                               6,590
     49,544   Raytheon Co.                                                                    8,510
    169,600   Spirit AeroSystems Holdings, Inc. "A"                                          10,249
    197,569   United Technologies Corp.                                                      23,426
                                                                                         ----------
                                                                                             64,272
                                                                                         ----------
              AGRICULTURAL & FARM MACHINERY (0.3%)
    350,400   CNH Industrial N.V.(a)                                                          4,037
                                                                                         ----------
              AIR FREIGHT & LOGISTICS (0.4%)
    259,814   Air Transport Services Group, Inc.*                                             6,329
                                                                                         ----------
              BUILDING PRODUCTS (4.5%)
    125,825   Gibraltar Industries, Inc.*                                                     3,756
    949,403   Johnson Controls International plc                                             36,979
    227,000   Owens Corning, Inc.                                                            15,220
    146,100   Simpson Manufacturing Co., Inc.                                                 6,471
     89,300   Trex Co., Inc.*                                                                 6,716
                                                                                         ----------
                                                                                             69,142
                                                                                         ----------
              CONSTRUCTION & ENGINEERING (0.7%)
    135,221   Comfort Systems USA, Inc.                                                       4,503
    245,900   Primoris Services Corp.                                                         6,128
                                                                                         ----------
                                                                                             10,631
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.7%)
    130,300   Federal Signal Corp.                                                       $    2,411
     21,100   Oshkosh Corp.                                                                   1,453
    183,902   Terex Corp.                                                                     7,240
                                                                                         ----------
                                                                                             11,104
                                                                                         ----------
              DIVERSIFIED SUPPORT SERVICES (0.3%)
    139,330   Mobile Mini, Inc.                                                               4,291
                                                                                         ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
     97,800   Encore Wire Corp.                                                               4,362
                                                                                         ----------
              INDUSTRIAL CONGLOMERATES (1.0%)
    114,735   Honeywell International, Inc.                                                  15,618
                                                                                         ----------
              INDUSTRIAL MACHINERY (1.5%)
    106,700   Barnes Group, Inc.                                                              6,421
    146,300   Colfax Corp.*                                                                   6,040
     81,500   Stanley Black & Decker, Inc.                                                   11,466
                                                                                         ----------
                                                                                             23,927
                                                                                         ----------
              RAILROADS (0.4%)
     57,200   Norfolk Southern Corp.                                                          6,439
                                                                                         ----------
              RESEARCH & CONSULTING SERVICES (0.4%)
    127,400   Nielsen Holdings plc                                                            5,479
                                                                                         ----------
              TRUCKING (0.3%)
     62,600   Ryder System, Inc.                                                              4,555
                                                                                         ----------
              Total Industrials                                                             230,186
                                                                                         ----------
              INFORMATION TECHNOLOGY (12.1%)
              ------------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (0.4%)
    106,800   Total System Services, Inc.                                                     6,778
                                                                                         ----------
              ELECTRONIC COMPONENTS (1.3%)
    269,500   II-VI, Inc.*                                                                   10,268
    539,440   Vishay Intertechnology, Inc.                                                    9,629
                                                                                         ----------
                                                                                             19,897
                                                                                         ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
    116,200   FARO Technologies, Inc.*                                                        4,590
     96,300   MTS Systems Corp.                                                               5,075
                                                                                         ----------
                                                                                              9,665
                                                                                         ----------
              ELECTRONIC MANUFACTURING SERVICES (0.6%)
     95,100   Park Electrochemical Corp.                                                      1,787
    137,900   Plexus Corp.*                                                                   7,393
                                                                                         ----------
                                                                                              9,180
                                                                                         ----------

================================================================================

20  | USAA VALUE FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              SEMICONDUCTOR EQUIPMENT (1.7%)
    424,800   Brooks Automation, Inc.                                                    $   10,433
    420,386   Photronics, Inc.*                                                               4,225
    247,200   Versum Materials, Inc.                                                          8,716
    293,100   Xcerra Corp.*                                                                   2,846
                                                                                         ----------
                                                                                             26,220
                                                                                         ----------
              SEMICONDUCTORS (4.0%)
    250,230   Diodes, Inc.*                                                                   6,638
    145,200   Microchip Technology, Inc.                                                     11,622
    468,319   QUALCOMM, Inc.                                                                 24,910
    220,112   Texas Instruments, Inc.                                                        17,913
                                                                                         ----------
                                                                                             61,083
                                                                                         ----------
              SYSTEMS SOFTWARE (3.5%)
    332,721   Microsoft Corp.                                                                24,189
    599,466   Oracle Corp.                                                                   29,931
                                                                                         ----------
                                                                                             54,120
                                                                                         ----------
              Total Information Technology                                                  186,943
                                                                                         ----------
              MATERIALS (5.9%)
              ----------------
              CONSTRUCTION MATERIALS (0.3%)
    108,300   CRH plc ADR                                                                     3,798
                                                                                         ----------
              DIVERSIFIED CHEMICALS (0.7%)
    127,700   E.I. du Pont de Nemours & Co.                                                  10,498
                                                                                         ----------
              DIVERSIFIED METALS & MINING (0.7%)
    637,800   Ferroglobe plc                                                                  8,151
     62,000   Materion Corp.                                                                  2,384
                                                                                         ----------
                                                                                             10,535
                                                                                         ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.5%)
     28,800   FMC Corp.                                                                       2,200
     60,331   Scotts Miracle-Gro Co.                                                          5,791
                                                                                         ----------
                                                                                              7,991
                                                                                         ----------
              INDUSTRIAL GASES (1.8%)
    196,065   Air Products & Chemicals, Inc.                                                 27,871
                                                                                         ----------
              SPECIALTY CHEMICALS (1.4%)
    277,400   Axalta Coating Systems Ltd.*                                                    8,738
     50,300   Celanese Corp. "A"                                                              4,838
    234,100   Flotek Industries, Inc.*(a)                                                     1,971
    176,800   PolyOne Corp.                                                                   6,467
                                                                                         ----------
                                                                                             22,014
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              STEEL (0.5%)
    399,400   Allegheny Technologies, Inc.(a)                                            $    7,564
                                                                                         ----------
              Total Materials                                                                90,271
                                                                                         ----------
              REAL ESTATE (0.3%)
              -----------------
              REITs - SPECIALIZED (0.3%)
    186,450   Geo Group, Inc.                                                                 5,472
                                                                                         ----------
              TELECOMMUNICATION SERVICES (2.0%)
              --------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (2.0%)
    215,114   AT&T, Inc.                                                                      8,390
    460,442   Verizon Communications, Inc.                                                   22,285
                                                                                         ----------
                                                                                             30,675
                                                                                         ----------
              Total Telecommunication Services                                               30,675
                                                                                         ----------
              UTILITIES (1.3%)
              ----------------
              ELECTRIC UTILITIES (1.0%)
     86,200   Pinnacle West Capital Corp.                                                     7,476
    169,000   Xcel Energy, Inc.                                                               7,996
                                                                                         ----------
                                                                                             15,472
                                                                                         ----------
              MULTI-UTILITIES (0.3%)
    144,000   CenterPoint Energy, Inc.                                                        4,060
                                                                                         ----------
              Total Utilities                                                                19,532
                                                                                         ----------
              Total Common Stocks (cost: $1,075,621)                                      1,482,962
                                                                                         ----------

              RIGHTS (0.0%)
              MATERIALS (0.0%)
              ----------------
              DIVERSIFIED METALS & MINING (0.0%)
    545,600   Ferroglobe Representation & Warranty Insurance Trust*(b) (cost: $0)                 -
                                                                                         ----------
              Total Equity Securities (cost: $1,075,621)                                  1,482,962
                                                                                         ----------

              MONEY MARKET INSTRUMENTS (3.2%)
              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (3.2%)
 49,857,360   State Street Institutional Treasury Money Market Fund Premier
                Class, 0.92%(c) (cost: $49,857)                                              49,857
                                                                                         ----------

================================================================================

22  | USAA VALUE FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS PURCHASED WITH
              CASH COLLATERAL FROM SECURITIES LOANED (1.0%)

              GOVERNMENT & U.S. TREASURY MONEY MARKET FUNDS (1.0%)
  1,078,792   Goldman Sachs Financial Square Government Fund Institutional
                Class, 0.91%(c)                                                          $    1,078
 12,987,988   Invesco Government & Agency Portfolio Institutional Class, 0.93%(c)            12,988
    143,932   Morgan Stanley Institutional Liquidity Funds Government Portfolio
                Institutional Class, 0.88%(c)                                                   144
    563,806   Western Asset Institutional Government Reserves Institutional
                Class, 0.90%(c)                                                                 564
                                                                                         ----------
              Total Short-Term Investments Purchased with Cash Collateral from
                Securities Loaned (cost: $14,774)                                            14,774
                                                                                         ----------
              TOTAL INVESTMENTS (COST: $1,140,252)                                       $1,547,593
                                                                                         ==========

---------------------------------------------------------------------------------------------------
($ IN 000s)                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                         $1,482,962              $-              $-       $1,482,962
  Rights                                         -               -               -                -
Money Market Instruments:
  Government & U.S. Treasury
    Money Market Funds                      49,857               -               -           49,857
Short-Term Investments Purchased
    with Cash Collateral from
    Securities Loaned:
  Government & U.S. Treasury
    Money with Cash Market Funds            14,774               -               -           14,774
---------------------------------------------------------------------------------------------------
Total                                   $1,547,593              $-              $-       $1,547,593
---------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2016, through July 31, 2017, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2017

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 7.1% of net assets at July 31, 2017.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT Real estate investment trust - Dividend distributions from REITs may be recorded as income and later characterized by the REIT at the end of the fiscal year as capital gains or a return of capital. Thus, the fund will estimate the components of distributions from these securities and revise when actual distributions are known.

================================================================================

24  | USAA VALUE FUND

================================================================================

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, was out on loan as of July 31, 2017.

    (b) Security was fair valued at July 31, 2017, by USAA Asset
        Management Company (the Manager) in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees (the Board).

    (c) Rate represents the money market fund annualized seven-day yield at July 31, 2017.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2017

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
       securities on loan of $14,419) (cost of $1,140,252)                     $1,547,593
   Cash                                                                                73
   Receivables:
       Capital shares sold                                                          2,116
       USAA Asset Management Company (Note 7D)                                          2
       Dividends and interest                                                       1,704
       Securities sold                                                              3,564
       Other                                                                            4
                                                                               ----------
           Total assets                                                         1,555,056
                                                                               ----------
LIABILITIES
   Payables:
       Upon return of securities loaned                                            14,774
       Securities purchased                                                           923
       Capital shares redeemed                                                        590
   Accrued management fees                                                            975
   Accrued transfer agent's fees                                                       37
   Other accrued expenses and payables                                                117
                                                                               ----------
          Total liabilities                                                        17,416
                                                                               ----------
              Net assets applicable to capital shares outstanding              $1,537,640
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,043,402
   Accumulated undistributed net investment income                                  8,069
   Accumulated net realized gain on investments                                    78,828
   Net unrealized appreciation of investments                                     407,341
                                                                               ----------
               Net assets applicable to capital shares outstanding             $1,537,640
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
          Fund Shares (net assets of $936,630/43,465
              capital shares outstanding, no par value)                        $    21.55
                                                                               ==========
          Institutional Shares (net assets of $591,384/27,454 capital
              shares outstanding, no par value)                                $    21.54
                                                                               ==========
          Adviser Shares (net assets of $9,626/449
              capital shares outstanding, no par value)                        $    21.46
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

26  | USAA VALUE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2017

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $233)                        $ 35,032
   Interest                                                                      184
   Securities lending (net)                                                       65
                                                                            --------
       Total income                                                           35,281
                                                                            --------
EXPENSES
   Management fees                                                            10,781
   Administration and servicing fees:
       Fund Shares                                                             1,311
       Institutional Shares                                                      554
       Adviser Shares                                                             14
   Transfer agent's fees:
       Fund Shares                                                             1,192
       Institutional Shares                                                      554
       Adviser Shares                                                              1
   Distribution and service fees (Note 7F):
       Adviser Shares                                                             23
   Custody and accounting fees:
       Fund Shares                                                               106
       Institutional Shares                                                       66
       Adviser Shares                                                              1
   Postage:
       Fund Shares                                                                91
       Institutional Shares                                                        1
   Shareholder reporting fees:
       Fund Shares                                                                37
       Institutional Shares                                                        1
   Trustees' fees                                                                 32
   Registration fees:
       Fund Shares                                                                43
       Institutional Shares                                                       19
       Adviser Shares                                                             17
   Professional fees                                                             149
   Other                                                                          32
                                                                            --------
            Total expenses                                                    15,025

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

  Expenses reimbursed:
      Adviser Shares                                                        $     (4)
                                                                            --------
      Net expenses                                                            15,021
                                                                            --------
NET INVESTMENT INCOME                                                         20,260
                                                                            --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain                                                           98,299
  Change in net unrealized appreciation/(depreciation)                        90,231
                                                                            --------
      Net realized and unrealized gain                                       188,530
                                                                            --------
  Increase in net assets resulting from operations                          $208,790
                                                                            --------

See accompanying notes to financial statements.

================================================================================

28  | USAA VALUE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

-------------------------------------------------------------------------------------------
                                                                      2017             2016
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $   20,260       $   16,595
   Net realized gain on investments                                 98,299           22,335
   Change in net unrealized
      appreciation/(depreciation) of investments                    90,231          (36,431)
                                                                ---------------------------
      Increase in net assets resulting from operations             208,790            2,499
                                                                ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                  (12,200)         (11,360)
      Institutional Shares                                          (8,357)          (4,726)
      Adviser Shares                                                  (103)             (82)
                                                                ---------------------------
           Total distributions of net investment income            (20,660)         (16,168)
                                                                ---------------------------
   Net realized gains:
      Fund Shares                                                  (23,765)         (36,580)
      Institutional Shares                                         (15,022)         (14,111)
      Adviser Shares                                                  (258)            (351)
                                                                ---------------------------
           Total distributions of net realized gains               (39,045)         (51,042)
                                                                ---------------------------
      Distributions to shareholders                                (59,705)         (67,210)
                                                                ---------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                      39,314          (85,915)
   Institutional Shares                                             10,807          218,991
   Adviser Shares                                                     (106)              (9)
                                                                ---------------------------
       Total net increase in net assets from capital
            share transactions                                      50,015          133,067
                                                                ---------------------------
   Net increase in net assets                                      199,100           68,356
NET ASSETS
   Beginning of year                                             1,338,540        1,270,184
                                                                ---------------------------
   End of year                                                  $1,537,640       $1,338,540
                                                                ===========================
Accumulated undistributed net investment income:
   End of year                                                  $    8,069       $    8,571
                                                                ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2017

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 51 separate funds. Additionally, USAA Value Fund (the Fund) qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the Fund, which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of three classes of shares: Value Fund Shares (Fund Shares), Value Fund Institutional Shares (Institutional Shares), and Value Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and

================================================================================

30  | USAA VALUE FUND

================================================================================

bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

       or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the

================================================================================

32  | USAA VALUE FUND

================================================================================

       NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

E. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the

================================================================================

34  | USAA VALUE FUND

================================================================================

    ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2017, brokerage commission recapture credits reduced the expenses of the Fund Shares, Institutional Shares and Adviser Shares by less than $500. Additionally, there were no custodian and other bank credits.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates, along with other funds of the Trust, in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to provide temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability (including usage of the facility by other funds of the Trust), the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The Funds are also assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to

================================================================================

36  | USAA VALUE FUND

================================================================================

September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the year ended July 31, 2017, the Fund paid CAPCO facility fees of $11,000, which represents 1.9% of the total fees paid to CAPCO by the Funds. The Fund had no borrowings under this agreement during the year ended July 31, 2017.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, REIT return of capital dividend, non-REIT return of capital dividend, and additional adjustments resulted in reclassifications to the Statement of Assets and Liabilities to decrease accumulated undistributed net investment income and increase accumulated net realized gain on investments by $102,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2017, and 2016, was as follows:

                                               2017                  2016
                                             ---------------------------------
Ordinary income*                             $23,540,000           $20,215,000
Long-term realized capital gain               36,165,000            46,995,000
                                             -----------           -----------
    Total distributions paid                 $59,705,000           $67,210,000
                                             ===========           ===========

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

As of July 31, 2017, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                   $ 13,808,000
Undistributed long-term capital gains                              74,371,000
Unrealized appreciation of investments                            406,059,000

*Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, REIT return of capital dividend, and non-REIT return of capital dividend adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2017, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the year ended July 31, 2017, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2017, were $380,692,000 and $386,424,000, respectively.

As of July 31, 2017, the cost of securities, including short-term securities, for federal income tax purposes, was $1,141,534,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2017, for federal income tax purposes, were $445,038,000 and $38,979,000, respectively, resulting in net unrealized appreciation of $406,059,000.

================================================================================

38  | USAA VALUE FUND

================================================================================

(5) SECURITIES LENDING

The Fund, through its securities lending agreement with Citibank, N.A. (Citibank), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to 102% of the fair value of domestic securities and foreign government securities loaned and 105% of the fair value of foreign securities and all other securities loaned. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral is invested in high-quality short-term investments. Collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Portfolio of Investments and Financial Statements while non-cash collateral is not included. For the year ended July 31, 2017, the Fund received securities-lending income of $65,000, which is net of the 10% of income retained by Citibank. As of July 31, 2017, the Fund loaned securities having a fair market value of approximately $14,419,000, and the value of the cash collateral received was $14,774,000.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2017, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                       YEAR ENDED                        YEAR ENDED
                                      JULY 31, 2017                     JULY 31, 2016
-----------------------------------------------------------------------------------------
                                    SHARES      AMOUNT               SHARES      AMOUNT
                                    -----------------------------------------------------
FUND SHARES:
Shares sold                          6,705     $ 137,918              6,682     $ 124,724
Shares issued from
  reinvested dividends               1,721        35,535              2,535        47,491
Shares redeemed                     (6,549)     (134,139)           (14,493)     (258,130)
                                    -----------------------------------------------------
Net increase (decrease) from
  capital share transactions         1,877     $  39,314             (5,276)    $ (85,915)
                                    =====================================================
INSTITUTIONAL SHARES:
Shares sold                          4,534     $  93,612             13,507     $ 241,166
Shares issued from
  reinvested dividends               1,133        23,375              1,006        18,819
Shares redeemed                     (5,156)     (106,180)            (2,208)      (40,994)
                                    -----------------------------------------------------
Net increase from
  capital share transactions           511     $  10,807             12,305     $ 218,991
                                    =====================================================
ADVISER SHARES:
Shares sold                              2     $      43                  7     $     129
Shares issued from
  reinvested dividends                   -*            4                  -*            3
Shares redeemed                         (7)         (153)                (7)         (141)
                                    -----------------------------------------------------
Net decrease from
  capital share transactions            (5)    $    (106)                (-)*   $      (9)
                                    =====================================================

*Represents less than 500 shares.

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets.

================================================================================

40  | USAA VALUE FUND

================================================================================

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified.
    The Manager is also responsible for determining the asset allocation for the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category.

    The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2017, the Fund incurred total management fees, paid or payable to the Manager, of $10,781,000, which included a performance adjustment for the Adviser Shares of less than $500. For the Adviser Shares, the performance adjustment was less than 0.01%. The Fund Shares and Institutional Shares had no performance adjustment for the year ended July 31, 2017.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which BHMS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate average net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in the annual amount of 0.75% on the first $15 million in assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2017, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $3,093,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,311,000, $554,000, and $14,000, respectively.

================================================================================

42  | USAA VALUE FUND

================================================================================

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2017, the Fund reimbursed the Manager $34,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - Effective December 1, 2016, the Manager agreed, through November 30, 2017, to limit the total annual operating expenses of the Adviser Shares to 1.30% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 30, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2017, the Adviser Shares incurred reimbursable expenses of $4,000, of which $2,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2017, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,192,000, $554,000, and $1,000, respectively. At July 31, 2017, the Fund
    Shares and Adviser Shares recorded a receivable of which both were less than $500 for SAS adjustments to income distribution payable. Additionally, the Adviser Shares recorded a capital contribution from SAS of less than $500 for adjustments related to corrections to certain shareholder transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended July 31, 2017, the Adviser Shares incurred distribution and service (12b-1) fees of $23,000.

G. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(8) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA Funds and is one of 19 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of July 31, 2017, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                              OWNERSHIP %
--------------------------------------------------------------------------------
Cornerstone Conservative                                             0.2
Cornerstone Equity                                                   1.3
Target Retirement Income                                             0.7
Target Retirement 2020                                               2.2
Target Retirement 2030                                               6.8
Target Retirement 2040                                               9.6
Target Retirement 2050                                               5.8
Target Retirement 2060                                               0.6

================================================================================

44  | USAA VALUE FUND

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At July 31, 2017, USAA and its affiliates owned 441,000 Adviser Shares, which represents 98.2% of the Adviser Shares outstanding and 0.6% of the Fund's outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) UPCOMING REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, INVESTMENT COMPANY REPORTING MODERNIZATION. In part, the rules require the filing of new forms N-PORT and N-CEN, and amend Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments.

In October 2016, the SEC issued Final Rule Release No. 33-10233, INVESTMENT COMPANY LIQUIDITY RISK MANAGEMENT PROGRAMS. This rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds' liquidity.

In October 2016, the SEC issued Final Rule Release No. 33-10234, INVESTMENT COMPANY SWING PRICING. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC.

The Manager continues to evaluate the impact these rules will have on the financial statements and other disclosures. The compliance date for forms N-PORT and N-CEN is June 1, 2018, with other staggered compliance dates extending through December 2018. The Fund is expected to comply with the June 1, 2018 compliance date for new forms N-PORT and N-CEN.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(10) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED JULY 31,
                               --------------------------------------------------------------------
                                   2017           2016           2015           2014           2013
                               --------------------------------------------------------------------
Net asset value at
  beginning of period          $  19.41       $  20.50       $  20.00       $  18.37       $  14.22
                               --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .27            .23            .20            .27            .21
  Net realized and
    unrealized gain (loss)         2.74           (.31)          1.28           2.11           4.17
                               --------------------------------------------------------------------
Total from investment
 operations                        3.01           (.08)          1.48           2.38           4.38
                               --------------------------------------------------------------------
Less distributions from:
  Net investment income            (.29)          (.23)          (.25)          (.20)          (.23)
  Realized capital gains           (.58)          (.78)          (.73)          (.55)             -
                               --------------------------------------------------------------------
Total distributions                (.87)         (1.01)          (.98)          (.75)          (.23)
                               --------------------------------------------------------------------
Net asset value at
  end of period                $  21.55       $  19.41       $  20.50       $  20.00       $  18.37
                               ====================================================================
Total return (%)*                 15.72           (.14)          7.47          13.21          31.15
Net assets at
  end of period (000)          $936,630       $807,052       $960,925       $844,121       $633,228
Ratios to average
  net assets:**
  Expenses (%)(a)                  1.08           1.11           1.09           1.11(b)        1.15
  Expenses, excluding
    reimbursements (%)(a)          1.08           1.11           1.09           1.11           1.25
  Net investment income (%)        1.37           1.28           1.06           1.55           1.40
Portfolio turnover (%)               27             20             30             20             26

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $874,433,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)      (.00%)(+)         -           (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.15% of the Fund Shares' average net assets.

================================================================================

46  | USAA VALUE FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -
INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         YEAR ENDED JULY 31,
                               --------------------------------------------------------------------
                                   2017           2016           2015           2014           2013
                               --------------------------------------------------------------------
Net asset value at
  beginning of period          $  19.40       $  20.49       $  20.00       $  18.36       $  14.22
                               --------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .30            .25            .26(a)         .29            .25
  Net realized and

    unrealized gain (loss)         2.73           (.31)          1.24(a)        2.11           4.15
                               --------------------------------------------------------------------
Total from
  investment operations            3.03           (.06)          1.50(a)        2.40           4.40
                               --------------------------------------------------------------------
Less distributions from:
  Net investment income            (.31)          (.25)          (.28)          (.21)          (.26)
  Realized capital gains           (.58)          (.78)          (.73)          (.55)             -
                               --------------------------------------------------------------------
Total distributions                (.89)         (1.03)         (1.01)          (.76)          (.26)
                               --------------------------------------------------------------------
Net asset value at
  end of period                $  21.54       $  19.40       $  20.49       $  20.00       $  18.36
                               ====================================================================
Total return (%)*                 15.86           (.04)          7.57          13.34          31.31
Net assets at
  end of period (000)          $591,384       $522,721       $299,990       $330,114       $214,855
Ratios to average
  net assets:**
  Expenses (%)(b)                   .98            .98            .98           1.00           1.01
  Net investment income (%)        1.48           1.41           1.23           1.59           1.54
Portfolio turnover (%)               27             20             30             20             26

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $554,788,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                   (.00%)(+)      (.00%)(+)         -           (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                        YEAR ENDED JULY 31,
                               ------------------------------------------------------------------
                                 2017           2016           2015           2014           2013
                               ------------------------------------------------------------------
Net asset value at
  beginning of period          $19.32         $20.43         $19.94         $18.29         $14.16
                               ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .23            .17            .17            .25            .15
  Net realized and
    unrealized gain (loss)       2.72           (.32)          1.26           2.08           4.15
                               ------------------------------------------------------------------
Total from
  investment operations          2.95           (.15)          1.43           2.33           4.30
                               ------------------------------------------------------------------
Less distributions from:
  Net investment income          (.23)          (.18)          (.21)          (.13)          (.17)
  Realized capital gains         (.58)          (.78)          (.73)          (.55)             -
                               ------------------------------------------------------------------
Total distributions              (.81)          (.96)          (.94)          (.68)          (.17)
                               ------------------------------------------------------------------
Net asset value at
  end of period                $21.46         $19.32         $20.43         $19.94         $18.29
                               ==================================================================
Total return (%)*               15.46           (.52)          7.22          12.94          30.63
Net assets at
  end of period (000)          $9,626         $8,767         $9,269         $8,861         $8,237
Ratios to average
  net assets:**
  Expenses (%)(a)                1.33(c)        1.42           1.34           1.35(b)        1.57
  Expenses, excluding
    reimbursements (%)(a)        1.38           1.42           1.34           1.35           1.57
  Net investment
    income (%)                   1.13            .97            .82           1.30            .99
Portfolio turnover (%)             27             20             30             20             26

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2017, average net assets were $9,189,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                 (.00%)(+)      (.00%)(+)         -           (.01%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares'
    average net assets.
(c) Effective December 1, 2016, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares'
    average net assets.

================================================================================

48  | USAA VALUE FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2017 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2017, through July 31, 2017.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                        BEGINNING              ENDING             DURING PERIOD*
                                      ACCOUNT VALUE         ACCOUNT VALUE       FEBRUARY 1, 2017 -
                                     FEBRUARY 1, 2017       JULY 31, 2017         JULY 31, 2017
                                     -------------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00            $1,052.80                $5.50

Hypothetical
  (5% return before expenses)            1,000.00             1,019.44                 5.41

INSTITUTIONAL SHARES
Actual                                   1,000.00             1,053.30                 4.99

Hypothetical
  (5% return before expenses)            1,000.00             1,019.93                 4.91

ADVISER SHARES
Actual                                   1,000.00             1,051.40                 6.61

Hypothetical
  (5% return before expenses)            1,000.00             1,018.35                 6.51

*Expenses are equal to the annualized expense ratio of 1.08% for Fund Shares, 0.98% for Institutional Shares, and 1.30% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 5.28% for Fund Shares, 5.33% for Institutional Shares, and 5.14% for Adviser Shares for the six-month period of February 1, 2017, through July 31, 2017.

================================================================================

50  | USAA VALUE FUND

================================================================================

ADVISORY AGREEMENT

July 31, 2017

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 18, 2017, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement between the Manager and BHMS (the Subadviser) with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

================================================================================

                                                        ADVISORY AGREEMENT |  51

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, shareholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the level and depth of experience

================================================================================

52  | USAA VALUE FUND

================================================================================

of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board considered the Manager's process for monitoring the performance of the Subadviser and the Manager's timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was

================================================================================

                                                        ADVISORY AGREEMENT |  53

================================================================================

above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board took into account management's discussion of the Fund's expenses. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was below the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2016, and was above the average of its performance universe and its Lipper index for the ten-year period ended December 31, 2016. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2016, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2016. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance. The Board also noted the Fund's strong performance over the ten-year period.

================================================================================

54  | USAA VALUE FUND

================================================================================

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that the Manager and its affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial and other risks that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fact that the Manager also pays the Fund's subadvisory fee. The Board also considered the fact of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with similar investment

================================================================================

                                                        ADVISORY AGREEMENT |  55

================================================================================

objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. A summary of the Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters,

================================================================================

56  | USAA VALUE FUND

================================================================================

investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND PERFORMANCE - The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, five-, and ten-year periods ended December 31, 2016, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the

================================================================================

                                                        ADVISORY AGREEMENT |  57

================================================================================

performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

58  | USAA VALUE FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of eight Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 51 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

If you would like more information about the funds' Trustees, you may call
(800) 531-USAA (8722) or (210) 531-8722 to request a free copy of the funds' Statement of Additional Information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA(2, 4, 6)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company (AMCO), (08/11-present); Director of USAA Investment Management Company (IMCO) (09/09-present); President, IMCO (09/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc.
(FAI) (12/13-present). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

================================================================================

60  | USAA VALUE FUND

================================================================================

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, Ph.D.(2, 3, 4, 5, 6, 7)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 20 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

JEFFERSON C. BOYCE(3, 4, 5, 6, 7)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as four years' experience as a Board member of the USAA family of funds. Mr. Boyce is a board member of Westhab, Inc.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

DAWN M. HAWLEY(3, 4, 5, 6, 7, 9)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over three years of experience as a Board member of the USAA family of funds. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

PAUL L. McNAMARA(3, 4, 5, 6, 7)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC.
Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as five years' experience as a Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

62  | USAA VALUE FUND

================================================================================

RICHARD Y. NEWTON III(3,4,5,6,7)
Trustee
Born: January 1956
Year of Election or Appointment: 2017

Managing Partner, Pioneer Partnership Development Group (12/15-present); Executive Director, The Union League Club of New York (06/14-11/15); Executive Vice President, Air Force Association (08/12-05/14); Lieutenant General, United States Air Force (01/08-06/12). Lieutenant General Newton (Ret.) served 34 years of active duty in the United States Air Force. Lt. Gen. Newton retired as the Assistant Vice Chief of Staff and Director of Air Staff at the Headquarters of the U.S. Air Force where he was responsible for overseeing the administration and organization of the Air Staff, which develops policies, plans and programs, establishes requirements, and provides resources to support the Air Force's mission. Lt. Gen. Newton brings to the Board extensive management and military experience. Lt. Gen. Newton is a graduate of the United States Air Force Academy, Webster University, and The National War College. Lt. Gen. Newton holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7, 8)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over nine years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6, 7)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 17 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee.
    (3) Member of Audit and Compliance Committee.
    (40 Member of Product Management and Distribution Committee.
    (5) Member of Corporate Governance Committee.
    (6) Member of Investments Committee.
    (7) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (8) Dr. Ostdiek has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (9) Ms. Hawley has been designated as an Audit and Compliance Committee Financial Expert by the Funds' Board.
    (+) Dr. Mason was elected as Chair of the Board in January 2012.

================================================================================

64  | USAA VALUE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

JOHN C. SPEAR
Vice President
Born: May 1964
Year of Appointment: 2016

Senior Vice President and Chief Investment Officer, USAA Investments, (03/17-present); Vice President and Chief Investment Officer, USAA Investments, (11/16-03/17); Vice President, Long Term Fixed Income, (05/12-11/16); Vice President, Insurance Portfolios, (07/01-05/12).

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Vice President, FASG General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13); Assistant Secretary, FAI (05/12-03/15). Mr. Mavico also serves as Secretary of FAI, FPS and Assistant Secretary of IMCO, AMCO, and SAS.

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present). Mr. Galindo also serves as the Funds' Principal Financial Officer.

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, USAA, (04/12-present); Director, Tax, USAA (11/09-04/12).

================================================================================

66  | USAA VALUE FUND

================================================================================

STEPHANIE A. HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Assistant Vice President, Compliance Mutual Funds, USAA (12/16-present); Executive Director, Institutional Asset Management Compliance, USAA (04/13-12/16); Director of Compliance, Institutional Asset Management Compliance, USAA (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, USAA (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer and as the Chief Compliance Officer for AMCO and IMCO.

    (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Richard Y. Newton III
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40846-0917                                (C)2017, USAA. All rights reserved.


ITEM 2. CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 51 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
July 31, 2017 and 2016 were $490,103 and $468,310, respectively.

(b) AUDIT RELATED FEE. All services are required to be pre-approved. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related Services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2017 and 2016 were $71,420 and $70,020, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for assistance with PFIC Analyzer Service, tax consulting services, and foreign tax reclaim filings for fiscal years ended July 31, 2017 and 2016 were $133,746 and $35,128, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2017 and 2016.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO), and the Funds' transfer agent, SAS, for July 31, 2017 and 2016 were $279,926 and $178,148, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2017 and 2016 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

ITEM 11. CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.

ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:

                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

         - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
         - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
         - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
         - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
         - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
         - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.



Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

Approved and adopted by the Investment Code of Ethics Committee:
August 24, 2015

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 22, 2015

Approved and adopted by the Investment Code of Ethics Committee:
September 9, 2016

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 21, 2016

                                   APPENDIX A
                                COVERED OFFICERS


PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
























SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2017

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     09/26/2017
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     09/26/2017
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     09/26/2017
         -----------------------------

*Print the name and title of each signing officer under his or her signature.